                                              CLASS A, B, C & Y SHARES


[THE MUNDER FUNDS LOGO] (TM)

Investments
 for all seasons

                                                                Annual
                                                             Report

                                                         JUNE 30, 2000

                                               THE MUNDER EQUITY FUNDS
                                                              Balanced
                                                         Equity Income
                                                  International Equity
                                                      Micro-Cap Equity
                                                   Multi-Season Growth
                                         Real Estate Equity Investment
                                                       Small-Cap Value
                                                  Small Company Growth

                                          THE MUNDER FRAMLINGTON FUNDS
                                          Framlington Emerging Markets
                                                Framlington Healthcare
                                      Framlington International Growth
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 T
"There have been a number of changes in The Munder Family of Mutual Funds during the first six months of the year...."

The Munder Funds
     Letter to shareholders
DEAR FELLOW SHAREHOLDERS:

             On the following pages you will find
the most recent financial information for your investment in The Munder Funds. I hope that you are pleased with the performance and operations of the Funds.

             During the first six months of 2000,
both the bond and stock markets have experienced volatility and a significant rotation from one sector to another. In the fixed income market, volatility was largely due to the Federal Reserve which tightened monetary policy three times during the first half of the year. The dominance of the Treasury sector of the bond market during the first quarter gave way to mortgage-backed securities which took over the top performance spot during the second quarter.

             In the stock market, technology, one of the leading sectors of the market during the first quarter of 2000, dropped into negative territory for the second quarter. The momentum game worked well for investors during the first quarter when the market was moving up and prices were rising. It was more painful in the second quarter when the market leaders began to decline and momentum investors rushed to sell stocks at the same time. Throughout all market environments, we pay more attention to valuation and earnings growth than to momentum. Valuation, when combined with a focus on growth, helps to keep a portfolio grounded in reality. In our view, ignoring valuation is closer to speculation than investing. Our continued focus on fundamentals has been particularly important given the wide diversity between top and bottom performers both between and within sectors.

             There have been a number of changes in The Munder Family of Mutual Funds during the first six months of the year. The Munder All-Season Conservative Fund and Munder All-Season Moderate Fund both closed in April due to a lack of shareholder interest in these "funds of funds". The Munder Value Fund closed on May 31st because of its overlap with the investment discipline of the Munder Equity Income Fund. Our goal is to focus on a well-balanced menu of investment choices that make it easy for you to construct a portfolio that reflects your investment objectives and risk levels.

             If you have any questions about any of these mutual fund offerings, or your current investments, please call your financial advisor. You may also contact the Fund at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in Munder Capital Management and The Munder Family of Mutual Funds. We value the opportunity to work with you towards meeting your investment objectives.

             Very truly yours,

             /s/ James C. Robinson
             James C. Robinson, CEO
             Munder Capital Management
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           Table of
                   Contents

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           EQUITY FUNDS OVERVIEW

                      III        Munder Balanced Fund
                      IV         Munder Equity Income Fund
                      V          Munder International Equity Fund
                      V          Munder Micro-Cap Equity Fund
                      VI         Munder Multi-Season Growth Fund
                      VII        Munder Real Estate Equity Investment Fund
                      VII        Munder Small-Cap Value Fund
                      VIII       Munder Small Company Growth Fund
                      IX         Munder Framlington Emerging Markets Fund
                      IX         Munder Framlington Healthcare Fund
                      X          Munder Framlington International Growth Fund
                      XII        HYPOTHETICALS AND TOTAL RETURNS

           PORTFOLIO OF INVESTMENTS --
                      1          Munder Balanced Fund
                      7          Munder Equity Income Fund
                      9          Munder International Equity Fund
                      22         Munder Micro-Cap Equity Fund
                      24         Munder Multi-Season Growth Fund
                      26         Munder Real Estate Equity Investment Fund
                      27         Munder Small-Cap Value Fund
                      29         Munder Small Company Growth Fund
                      31         Munder Framlington Emerging Markets Fund
                      36         Munder Framlington Healthcare Fund
                      40         Munder Framlington International Growth Fund
                      44         FINANCIAL STATEMENTS
                      62         FINANCIAL HIGHLIGHTS
                      105        NOTES TO FINANCIAL STATEMENTS
                                 REPORT OF ERNST & YOUNG LLP, INDEPENDENT
                                 AUDITORS

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           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
           OR ENDORSED BY ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

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           Management's Discussion and
                   Analysis of Fund Operations

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THE INVESTMENT ENVIRONMENT
     The first calendar quarter of 2000 continued the pattern we have seen for some time now. Economic growth was strong. Labor markets were tight. Inflation, at least through February, was moderate. The current expansion, which began in March 1991, has now gone into the record books as the longest expansion in post-war history.

     Consumer spending continued to drive economic growth during the first quarter of 2000. Since the consumer sector accounted for approximately 68% of total economic activity, it was key to the strength of the economy. Consumer spending had been fueled by employment and income gains, increased debt levels, positive consumer sentiment and stock market wealth. At the end of the first quarter, stock market wealth was estimated to have increased by $8.7 trillion since 1994. The consumer sentiment reading published by the University of Michigan was 107.1% in March, down somewhat from February's level but still close to a record high. With consumer sentiment strong and the stock market up, consumers appeared willing to increase debt levels to help finance spending.

     Signs of moderation in economic growth appeared during the second quarter of 2000. Over the past several quarters, these signs have quickly given way to a rebound in the economy. This time, a growing number of analysts are viewing the moderation as real and sustainable. The rate increases engineered by the Federal Reserve may finally be having the intended effect of slowing the pace of the economy. One reason for greater confidence that the slowdown can be sustained is the fact that, during the second quarter, the moderation in demand was concentrated in domestic demand rather than the more volatile trade and inventory sectors. Most important, there is evidence that consumer spending is finally slowing, with weakness seen in both new vehicle sales and chain store sales. Income growth is finally beginning to outpace increases in consumer spending.

     One sector that has not yet shown signs of moderation is business investment in technology. The continued focus on technology-related spending bodes well for future productivity and should help to dampen inflationary pressures.

     The purchasing managers' index, which reflects activity in the industrial sector of the economy, has fallen every month from March through June. This decline, coupled with the 51.8% June reading, reflects positive but decelerating economic activity. (Any reading above 50 reflects growth.) The unemployment report for June was weaker than expected, contributing to the picture of moderating economic strength.

     As the economy slows, analysts have become divided on whether the Federal Reserve will tighten monetary policy yet another notch at its August 22 meeting. The relative strength or weakness of economic data reported up to that meeting will be scrutinized for its potential impact on the decision of the Federal Reserve. In the meantime, if a sustainable moderation in economic growth appears to be unfolding, the concerns of market watchers are likely to focus less on interest rate increases and more on the impact of slower economic growth on corporate earnings.

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THE STOCK MARKET
     Technology stocks were driven higher during the first quarter of 2000 by the same factors that were at work in 1999 -- strong fundamentals, positive earnings surprises and momentum investing. Momentum investors added to the upward pressure on technology stocks as they concentrated on stocks whose prices were increasing at an accelerating pace.

     Volatility, negative returns and a refocusing on fundamentals were the chief characteristics of the stock market during the second quarter of 2000. Between sectors and within sectors there was a wide diversity between top and bottom performers. This was a quarter when relative performance depended critically on being in the right stocks and not simply in the right sectors. Heightened worries about slower growth and higher interest rates hurt economically sensitive stocks but were positive for stocks that tend to exhibit a consistency in earnings over an economic cycle.

     Most of the major stock market indices were negative for the second quarter of 2000. The S&P 500 Index showed a return of -2.66% for the quarter, with negative returns in both April and May only partially offset by a positive return in June. For the first six months of 2000, the S&P 500 Index returned -0.42% and for the year ended June 30, 2000, the Index returned 7.25%. The healthcare sector was the strongest sector of the S&P 500 universe in the second quarter. In fact, healthcare stocks generated positive and double-digit returns across all size segments of the market. Other strong sectors of the S&P 500 universe included energy, utilities and consumer staples.

     Technology fell from its pedestal of market leader, a position it had enjoyed for over two years. Even with a sharp rebound in June, the sector fell into negative territory for the second quarter. Earlier in the quarter, the technology sell-off was fairly broad. Eventually, investors became more discriminating -- in selling as well as in buying -- and quality technology names pulled ahead of the pack. Other sectors of the S&P 500 universe generating negative returns for the quarter included basic materials, communication services, consumer cyclicals and technology.

     The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y shares, net of Fund expenses.

MUNDER BALANCED FUND

FUND MANAGER: THE MUNDER BALANCED FUND COMMITTEE
     The Fund earned a return of 27.33% for the year ended June 30, 2000, relative to 6.07% return for a 60%/40% blend of the S&P 500 Index and the Lehman Government/Corporate Bond Index and the 4.40% average return for the Lipper universe of balanced mutual funds. The Fund has earned above-average returns for the one-month, six-month, one-year, two-year, three-year and five-year time periods ending June 30.

     The Munder Balanced Fund is a diversified portfolio with holdings ranging from large company to small company stocks. The equity styles represented in the Fund include both growth and value. Growth stocks are those selected largely because of anticipated growth in earnings. Value

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stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. The fixed income portion of the Fund includes bonds from the corporate, government and mortgage-related sectors of the market.

     During the first quarter of 2000, performance was driven by the performance of the small company growth stocks held in the Fund. Within this group of stocks, performance among the computer software and services and telecommunications stocks was especially strong. The strongest component of the Fund during the second quarter of 2000 were the larger company growth stocks. These stocks generated a positive return during a quarter when most of the major stock market indices exhibited negative returns. The fixed income holdings of the Fund earned a smaller but still positive return. In contrast, the value stocks held in the Fund generated a negative return as a group. Within the value component of the Fund, the smaller company value stocks earned a positive return while the larger company value stocks ended the quarter in negative territory. The weakest performance for the second quarter of 2000 came from the Fund's holdings of small company growth stocks. Although these stocks earned a negative return for the quarter, they were the top-performing component of the Fund on a year-to-date basis, earning a double-digit positive return.

MUNDER EQUITY INCOME FUND (FORMERLY THE MUNDER GROWTH & INCOME FUND)

FUND MANAGERS: OTTO G. HINZMANN, JR. AND JOHN ADAMS, CFA
     The Fund exhibited a return of -16.28% for the year ended June 30, 2000, relative to the -3.13% return of the S&P 500 Index and the -1.92% average return for the Lipper universe of equity income mutual funds.

     The first quarter of 2000 was a difficult period for the Fund. In fact, the Fund's absolute and relative returns for the quarter were the worst in its five-year history of generally above-average performance. Two themes dominated performance during the quarter.

     First, although the market had recently rotated into more attractively valued non-technology stocks, the first quarter of 2000 was characterized by the generally poor performance of stocks that were not related to technology. Given investors' focus on technology-related growth funds, there have been large redemptions from value-oriented mutual funds. Value managers have therefore been forced to sell holdings to meet redemptions. In many cases, they have been forced to sell stocks that they would have preferred to hold. In fact, the climate for value funds has been so negative that some value managers have actually changed to growth strategies. A second factor causing below average relative performance was an unusual string of negative earnings surprises for several of the Fund's holdings. In this environment of heavy selling pressure for value stocks, these negative earnings announcements triggered dramatic price declines.

     The financial services sector is the largest sector of the Russell 1000 Value Index, accounting for 28% of the Index. The sector exhibited a negative return of -2.2% for the second quarter of 2000. In contrast, the Fund's financial services stocks, slightly overweighted in the Fund, were up by approximately 1.0%. The Fund's strong relative return in this sector came from insurance holdings (+15%) and holdings of REITs (Real Estate Investment Trusts) which rose by 12%. Banks, which led the decline in the financial services sector, were underweighted in the Fund.

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MUNDER INTERNATIONAL EQUITY FUND

FUND MANAGERS: THEODORE MILLER AND TODD B. JOHNSON
     The Fund generated a return of 23.79% for the year ended June 30, 2000, relative to the 18.59% return for the FT/S&P Actuaries World ex-U.S. Index and the 24.48% average return for the Lipper universe of international equity mutual funds. The Fund has earned above-average returns for the three-month, six-month, one-year, two-year, three-year and five-year time periods ending June 30.

     The Fund is a broadly diversified fund with over 620 issues representing 43 countries. This broad diversification has helped to reduce portfolio risk and has been a key factor in the Fund's long-term strength.

     During the second quarter of 2000, all international markets experienced the same volatility in their technology and telecommunications stocks as seen in the U.S. Some of the emerging markets, which are important manufacturers of technology-related products, were particularly hard hit. Even with a rebound in performance in June, most international stock markets exhibited negative returns for the quarter as a whole.

     In the U.K., recent data has pointed to a slowdown in economic growth and a moderate pace of inflation. The result was a significant drop in expectations regarding future interest rate increases. As expectations about future rate hikes declines, the British pound weakened.

     In early June, 2000, the European Central Bank raised interest rates for the fifth time since November. The move was made to help strengthen the euro and to control inflation in the light of rising oil prices. Economic growth in the Eurozone continues to be strong. Exports and investment have both played a major role in the stronger Eurozone economy. Exports have been in large driven by global demand and the weakness of the euro which helps to make Eurozone goods more competitive. Business and consumer confidence remain high, boding well for the continued expansion of the European economy.

MUNDER MICRO-CAP EQUITY FUND

FUND MANAGER: THE MUNDER MICRO-CAP EQUITY FUND COMMITTEE
     The Fund earned a return of 58.57% for the year ended June 30, 2000, relative to the 34.39% return for the Wilshire Micro-Cap Index and the 27.14% average return for the Lipper universe of small-cap core mutual funds. The Fund has earned above-average returns for the one-month, six-month, one-year, two-year and three-year time periods ending June 30.

     For the first time in five quarters, the Fund underperformed its Wilshire Micro-Cap Index benchmark for the second quarter of 2000. The Fund ended the quarter on a positive note, with a strong absolute return in June. The positive return for the month came largely from good stock selection in a number of sectors, with a more modest positive contribution from sector weightings. For the second quarter as a whole, however, both stock selection and sector weightings had a negative impact on returns. This was a reversal from the first quarter of 2000, when both stock selection and sector weightings made significant and positive contributions to the Fund's performance.

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     For the second quarter of 2000, the Fund's underweighting in utilities, materials and processing, and consumer discretionary stocks helped to boost returns. This positive contribution to performance was offset by an underweighting in the healthcare sector, the strongest sector in all size segments of the market. Given our bottom-up approach to stock selection, an underweighting in any sector typically means that we could not find appropriate candidates with strong fundamentals and attractive valuations.

     Stock selection in the technology and producers durables sectors, which added significantly to Fund performance in June, was negative for the second quarter of 2000 as a whole. Stocks related to computer services, software and systems were the weakest performers in the Fund. Other specific industries that detracted from Fund performance included biotechnology, telecommunications and semiconductor manufacturers. The latter group bounced back in June.

     The micro-cap segment of the market tends to be characterized by volatility. Our goal as Fund managers is to see through this volatility by keeping focused on the longer-term performance of the Fund. To accomplish this, we concentrate on the selection of companies with strong fundamentals, good growth prospects, solid managements and reasonable valuations. We believe that we can best deliver long-term competitive returns to shareholders by focusing on bottom-up company analysis rather than on short-term performance.

MUNDER MULTI-SEASON GROWTH FUND

FUND MANAGERS: LEONARD J. BARR II, CFA AND JOHN P. RICHARDSON, CFA
     The Fund generated a return of 0.50% for the year ended June 30, 2000, relative to the -3.13% return for the S&P 500 Index and the 11.54% average return for the Lipper universe of multi-cap core mutual funds. The Fund has earned above-average returns for the one-month and three month time periods ending June 30.

     As uncertainty about economic growth and the course of monetary policy increased, earnings and valuation came back to the forefront. Our investment discipline, with its focus on above-average and consistent earnings growth and reasonable valuations, paid off. In the absence of clear market leadership, the diversity of the Fund and our emphasis on bottom-up stock selection were also rewarded. This was reflected in the relative gains we made through our selection of stocks in various sectors.

     We were able to take advantage of the technology sell-off and purchase technology companies with strong fundamentals that became available at reasonable valuations. For the second quarter of 2000, our continued focus on fundamentals resulted in our technology holdings outperforming the S&P 500 technology sector by a wide margin.

     Our investment strategy led us to underweight some of the weakest sectors of the market, including basic materials and communication services. Basic materials companies (paper, chemicals, steel) typically do not exhibit the consistency of earnings that we look for.

     We were somewhat underweighted in the healthcare sector, the strongest sector of the market during the second quarter of 2000. We are concerned about the potential for legislation aimed at

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controlling drug prices. Until the legislative picture becomes clearer, we are being very selective in our healthcare holdings.

     Energy and utilities were two other strong sectors that were underweighted in our portfolios. Energy companies typically lack the consistency of earnings growth that we look for. In the utility sector, it is difficult to find companies with above-average growth. Our search for appropriate candidates in these sectors led to the addition of a natural gas company in June.

MUNDER REAL ESTATE EQUITY INVESTMENT FUND

FUND MANAGER: ROBERT E. CROSBY, CFA
     The Fund generated a return of 0.96% for the year ended June 30, 2000, relative to the 3.03% return for the NAREIT Index (equity only) and the 2.10% average return for the Lipper universe of real estate mutual funds. The Fund has earned average or above-average returns for the one-month and three-year time periods ending June 30.

     The Fund provided a strong absolute return for the second quarter of 2000, with an especially strong relative return in June. Fund performance in June was helped by strong stock selection and an overweighting in the office and industrial sector, one of the strongest sector for the month and the quarter. The Fund also benefited from its underweighting in the healthcare sector, one of the weakest sectors for the month and the quarter.

     We believe that the fundamentals continue to look solid for REITs. Strong economic growth is driving a high demand for real estate. While there has been new construction in many markets, strong demand has absorbed new supply while maintaining occupancy and rents at healthy levels. These strong real estate fundamentals allow cash flows and dividends for REITs to grow at attractive rates. Although the REIT industry has provided attractive returns this year, valuations are still compelling. The REIT market continues to trade at valuation levels below the asset values of the underlying properties.

MUNDER SMALL-CAP VALUE FUND

FUND MANAGERS: JOHN S. ADAMS, CFA, JOHN P. RICHARDSON, CFA, RICHARD GIESEN AND HEATHER S. WILLIAMS, CFA
     The Fund earned a return of -6.45% for the year ended June 30, 2000, relative to -0.95% return for the Russell 2000 Value Index and the 6.40% average return for the Lipper universe of small-cap value mutual funds. The Fund has earned average or above-average returns for the one-month and three-month time periods ending June 30.

     Small company value stocks generated positive performance for the second quarter of 2000 in contrast to the negative returns of most of the major stock market indices. Mutual fund inflows illustrate the renewed interest in the small company segment of the market. During the first six months of 2000, a net inflow of $17 billion was directed toward small company funds. This compares to the net outflow of $8.7 billion experienced during the same period in 1999.

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     Good stock selection was a key factor in the strong relative performance of the Fund for the second quarter of 2000. Stock selection was particularly strong in the financials, consumer discretionary, energy and healthcare sectors. Top performers in the consumer discretionary sector came from companies as diverse as casual dining and post-secondary educational institutions. In the financials sector, REITs (Real Estate Investment Trusts) led returns. Companies involved in natural gas activities were among the top performers in the energy group. Strength in these sectors more than offset weakness in the technology and consumer staples groups.

     We continue to invest in financially strong companies that are undervalued and that we believe can deliver a consistent and sustainable level of earnings growth. The Fund remains overweighted in both energy and technology stocks due to our expectations for better-than-average quarterly earnings comparisons from these sectors. Our energy holdings, for example, are projected to report, on average, positive third quarter and 2000 fiscal earnings comparisons of 100% and 300% respectively.

MUNDER SMALL COMPANY GROWTH FUND

FUND MANAGER: THE MUNDER SMALL COMPANY GROWTH FUND COMMITTEE
     The Fund generated a return of 20.63% for the year ended June 30, 2000, compared to the 25.65% return for the Russell 2000 Growth Index and the 27.14% average return for the Lipper universe of small-cap core mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, one-year, five-year and ten-year time periods ending June 30.

     Our small company portfolios had strong performance during the second quarter of 2000 relative to their Russell 2000 Growth Index benchmark. Both sector weightings and stock selection within sectors boosted returns.

     We were underweighted in the utilities, consumer discretionary and healthcare sectors. The relatively low representation in these areas resulted from a lack of candidates with strong fundamentals and attractive valuations. Our underweighting in the utilities and consumer discretionary sectors, two of the weakest sectors of the Russell 2000 Growth universe, helped to boost returns. In fact, this boost to performance more than offset the negative impact of our underweighting in the healthcare sector, the strongest sector of the stock market during the quarter.

     One of the biggest factors in the strong relative performance of our small company portfolios during the second quarter of 2000 was stock selection in the technology sector. The technology holdings in our portfolios significantly outperformed the technology stocks in the Russell 2000 Growth universe. This was largely due to our continued focus on valuation and profitability.

     Holdings in the consumer discretionary and financials sectors also showed strong relative performance. Among the leading performers in the consumer discretionary area were a rent-to-own company and a company that provides ditch and line services to utility companies. This company has benefited from increased outsourcing by utilities. In the financials sector, top performers included a company that provides back-office and technology services to banks.

     Our mission is to find small and undiscovered companies that offer fast growth at a reasonable price. To accomplish that, we continue to focus on bottom-up company analysis. We stress portfolio diversification to help control risk. Looking ahead, we have a positive outlook on the small company

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segment of the market. The environment should be supportive of small company stocks and valuations in this segment of the market remain attractive.

MUNDER FRAMLINGTON EMERGING MARKETS FUND

FUND MANAGER: THE MUNDER FRAMLINGTON EMERGING MARKETS FUND COMMITTEE, HEADED BY WILLIAM CALVERT
     The Fund generated a return of 9.11% for the year ended June 30, 2000, relative to the 9.47% return for the MSCI Emerging Markets Free Index and the 15.81% average return for the Lipper universe of emerging markets mutual funds. The Fund has earned average or above-average returns for the two-year and three-year time periods ending June 30.

     During the second quarter of 2000, we saw considerable volatility in all stock market sectors and emerging markets have been no exception. Following the sharp correction in the technology-heavy NASDAQ market, the largest declines in the emerging markets have been in the telecommunications and technology sectors. Asian stock markets, with their relatively higher weightings in these sectors, lost the most ground. Taiwan, India, Malaysia and Thailand led the decline.

     The best performing region among emerging markets was Latin America. The Brazilian market was the primary reason for the region's strong performance. The combination of strong government finances, low inflation and a tight monetary policy has reassured investors about that country's stability. Brazil was able to lower interest rates by one percentage point recently without any negative impact on its currency. This suggests that further declines in Brazilian interest rates are likely.

     In Mexico, the comfortable presidential election victory by Vincente Fox ended 71 years of PRI rule. This is positive since it should herald a period of urgently needed economic reform. Furthermore, it is likely to prompt Standard and Poor's to follow Moody's move and raise the country's credit rating to investment grade.

     In Asia there are clear signs that the Chinese economy is picking up after nearly two years of a "growth recession". Exports remain a driving force in the economy's growth, but retail sales and fixed asset investment are now showing signs of improvement as well. Most encouraging of all is the fact that economic recovery is being accompanied by initial attempts at structural reform. The Chinese government has privatized a number of formerly state-owned companies, including Petrochina and China Unicom. The privatization efforts have allowed these companies to raise substantial sums of money and attain stock exchange listings. With several similar deals in the pipeline, China should continue to attract capital inflows. These privatization efforts have resulted in China being re-weighted from less than 0.5% to over 6.0% of the MSCI EAFE benchmark.

     Underlying business conditions in the technology sector in Asia remain very favorable, with memory chip prices continuing to rise amid fears of shortages. This should be reflected in very strong interim results for chip manufacturers, particularly in Taiwan and Korea. This should help Asian economies and stock markets to resume their upward trend in the second half of the year.

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MUNDER FRAMLINGTON HEALTHCARE FUND

FUND MANAGER: ANTONY MILFORD
     The Munder Framlington Healthcare Fund generated a 171.74% return for the year ended June 30, 2000, compared to the 67.68% average return for the Lipper universe of health/biotechnology mutual funds. The Fund has earned average or above-average returns for the one-month, three-month, six-month, one-year, two-year and three-year time periods ending June 30.

     The biotech sector moved in concert with the NASDAQ correction until late May of 2000. It then began to outperform as investors anticipated the announcement of the near completion of the sequencing of the human genome. The traditional healthcare stocks (drugs, devices and services) also had a strong quarter, providing a solid base for the portfolio even while the biotech sector was under pressure. Our temporary re-alignment of the portfolio in the first quarter, with a reduction in biotech stocks and an increase in large capitalization drug and service companies, paid off.

     We began to put money back into biotech stocks in late April, 2000. During the biotech correction, we were able to take positions in a number of initial public offerings (IPOs) at favorable prices. During the last few weeks of the quarter there has been an increase in IPOs on both sides of the Atlantic as companies strive to take advantage of the re-opening of the financing window. We are also seeing a number of interesting private placements in public companies, which gives us an opportunity to take stakes in smaller capitalization companies.

     Our recent biotechnology stock purchases are focused on two principal themes. The first is that the pharmaceutical industry is currently short of products in late stage clinical trials. As a result, biotechnology companies with products ready for late stage trials are in a strong negotiating position. The second theme emphasizes companies that can help to turn genomic information into actual product.

     Outside the biotech area, we expect the drug group to consolidate as political posturing before the U.S. elections intensifies. There is some nervousness that the Republicans may agree to a Medicare outpatient drug coverage plan that involves a significant degree of Government influence on pricing. Other "traditional" healthcare stocks, usually viewed as defensive stocks, should continue to act well with growing signs of a slowdown in U.S. economic growth. The healthcare service providers now appear to be less vulnerable to political interference than the drug companies. In the device area, orthopedic and diagnostic companies have generally been acting better than the cardiovascular group, where there are fears of a sharp slowdown in the growth of the coronary stent market.

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

FUND MANAGER: THE MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND COMMITTEE, HEADED BY SIMON KEY
     The Fund generated a return of 29.34% for the year ended June 30, 2000, relative to the 17.46% return for the Morgan Stanley EAFE Index and the 24.48% average return for the Lipper universe of international equity mutual funds. The Fund has earned above-average returns for the six-month, one-year, two-year and three-year time periods ending June 30.

           ---------------------------------------------------------------------

     The global economic outlook appeared more favorable at the end of the second quarter of 2000 than it did a month earlier. Europe and Asia (excluding Japan) are showing signs of stronger economic growth. This improvement in the economic outlook has been good for equity markets.

     The Japanese market is showing a lack of direction. The economy continues to disappoint despite some pick up over the past twelve months. During the second quarter of 2000, heavy foreign selling of Japanese stocks continued as U.S. mutual funds took profits after last year's rally in Japanese technology and telecommunications stocks. The only strong buyers of Japanese stocks have been domestic pension funds. With foreign ownership of Japanese stocks near historically low levels, the foreign selling of Japanese stocks should ease or reverse. In fact, U.S. mutual funds have recently shown some renewed interest in the Japanese stock market. There is also the potential for the Japanese to move their savings from short-term deposits to the equity market in search of a better rate of return.

     In the U.K., there are few catalysts to move the market upwards. While the U.K. stock market had strong relative performance in June, it has shown weaker relative performance over a longer time period. To maintain its recent strength, interest rates in the U.K. must be reduced and companies must show strong earnings.

     In contrast, continental Europe offers upside potential because of the growth in corporate earnings, the strengthening of the euro and continued positive economic trends. Earnings forecasts are being revised upward, economic growth is still strong across Europe and inflation remains low. The information technology hardware sector has been the best performing sector in continental Europe. This has also had a positive impact on the companies producing capital goods for information technology companies.

     Emerging markets have fared relatively poorly recently. The technology segments of their stock markets have fallen along with the U.S. NASDAQ market, with investors paying little attention to positive news on economies, restructuring and profitability. Given an improved perception of the U.S. market, the emerging markets may begin to reflect their positive underlying fundamentals.

           Hypotheticals and Total Returns

           ---------------------------------------------------------------------

The following graphs represent the performance of the Funds since inception, which includes a period of time when the Funds were managed by Munder Capital Management (approximately sixty-five months) and a period of time when the Funds were managed by the predecessor. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for the class(es) of each Fund shown in the line graph as well as certain other classes of shares offered by the Fund. These classes have different sales charges and expenses than the class(es) shown in the line graph, which affect performance. The Lipper mutual fund averages were derived from a universe of only those mutual funds that were in existence as of the inception date of the Funds and are comprised of mutual funds which are categorized under the Funds' respective objectives by Lipper Analytical Services, Inc.

BALANCED FUND
                                CLASS Y SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                                        60% S&P 500/40%        LIPPER BALANCED
                                              CLASS Y                S&P 500           LEHMAN GOV'T/CORP.       FUNDS AVERAGE
                                              -------                -------           ------------------      ---------------
4/13/93                                         10000                  10000                  10000                  10000
                                                 9860                   9758                9885.75                   9890
                                                10000                  10018                10039.8                  10045
                                                10070                  10047                  10149                  10158
                                                10061                  10007                  10151                  10181
                                                10352                  10386                  10473                  10484
                                                10403                  10306                  10440                  10514
                                                10444                  10519                  10586                  10620
                                                10192                  10419                  10477                  10481
                                                10484                  10545                  10571                  10662
                                                10663                  10903                  10850                  10925
2/28/94                                         10481                  10607                  10589                  10715
                                                10026                  10146                  10199                  10321
                                                 9977                  10276                  10243                  10341
                                                 9886                  10444                  10336                  10393
                                                 9571                  10188                  10173                  10211
                                                 9773                  10522                  10455                  10441
                                                10059                  10953                  10715                  10707
                                                 9946                  10685                  10491                  10505
                                                10084                  10925                  10631                  10556
                                                 9797                  10528                  10385                  10300
                                                 9940                  10683                  10505                  10399
                                                 9981                  10960                  10750                  10539
2/28/95                                         10281                  11387                  11103                  10859
                                                10473                  11723                  11333                  11054
                                                10587                  12068                  11600                  11250
                                                10930                  12549                  12072                  11624
6/30/95                                         11264                  12840                  12282                  11852
                                                11609                  13266                  12520                  12120
                                                11672                  13299                  12598                  12225
                                                11968                  13860                  12982                  12502
                                                11926                  13810                  13021                  12466
                                                12274                  14416                  13462                  12857
                                                12280                  14694                  13699                  13039
                                                12577                  15193                  14030                  13278
                                                12704                  15334                  14010                  13323
                                                12786                  15482                  14058                  13376
                                                12956                  15710                  14162                  13505
                                                13180                  16115                  14397                  13668
6/30/96                                         13218                  16176                  14497                  13684
                                                12715                  15462                  14080                  13301
                                                12940                  15789                  14264                  13544
                                                13597                  16677                  14882                  14038
                                                13694                  17137                  15271                  14313
                                                14157                  18430                  16140                  14979
                                                13859                  18066                  15864                  14822
                                                14179                  19194                  16547                  15256
                                                14042                  19344                  16648                  15284
                                                13542                  18551                  16112                  14854
                                                13933                  19658                  16849                  15276
                                                14623                  20859                  17617                  15951
6/30/97                                         15057                  21787                  18235                  16430
                                              15982.9                23521.2                18812.7                17350.1
                                              15508.2                22204.1                18096.3                16897.2
                                              16223.1                23420.8                  18805                17530.9
                                              16013.8                22638.6                18548.5                17229.4
                                              16177.1                23686.8                  19103                17484.3
                                              16351.9                24094.2                19380.4                17713.4
                                              16301.2                24361.6                19618.8                17823.2
                                              16954.8                26118.1                20451.8                18557.5
                                              17421.1                27455.3                21105.5                  19079
                                              17433.3                27732.6                21275.6                19201.1
                                              17201.4                27363.8                21147.1                19007.2
6/30/98                                       17502.5                28474.8                21147.1                19316.2
                                                17008                28061.6                22291.9                19032.2
                                              15203.5                24003.9                  20533                  17365
                                              15829.9                25542.5                21557.6                  18070
                                              16548.5                27619.1                22549.3                18787.4
                                                17136                29292.8                23424.2                19456.2
                                              18141.9                30980.1                24255.8                20111.9
                                                18336                32275.1                24932.5                20427.7
                                              17503.5                31271.3                24229.4                  19870
                                              18044.4                32522.2                24859.3                  20319
                                              18656.1                33780.8                  25461                20961.1
                                              18581.5                32983.5                  24995                20680.2
6/30/99                                       19462.2                34814.1                25797.3                21222.1
                                              19538.2                33727.9                  25284                20835.8
                                              19012.6                33559.3                25200.5                  20565
                                                18908                32639.8                  24878                20293.5
                                              19178.4                34705.9                25848.2                20861.7
                                              20338.7                35410.4                26158.4                  21135
                                              21658.7                37496.1                  27019                21809.2
                                              21556.9                35613.8                26200.3                  21216
                                              23561.7                34940.7                26032.7                21222.4
                                              25672.8                38357.9                27711.8                22374.8
                                              24432.8                37203.3                27157.5                21974.2
                                              23477.5                36440.6                26812.6                21721.5
6/30/00                                       24780.5                37340.7                27429.3                22110.3

                             GROWTH OF A $10,000 INVESTMENT
                                                    60% S&P     LIPPER          AGGREGATE ANNUAL TOTAL RETURNS
                                                    500/40%   BALANCED             ONE          ONE     FIVE
CLASS AND            WITH   WITHOUT                  LEHMAN      FUNDS            YEAR         YEAR    YEARS
INCEPTION DATE       LOAD      LOAD   S&P 500   GOV'T/CORP.    AVERAGE          W/LOAD   W/OUT LOAD   W/LOAD
------------------------------------------------------------------------------------------------------------
Class
  A -- 4/30/93    $23,370*  $24,721   $38,260   $    27,857   $ 21,973          20.22%*      27.17%   15.46%*
Class
  B -- 6/21/94        N/A   $23,905   $36,643   $    26,947   $ 21,521          21.54%*      26.22%   15.70%+
Class
  C -- 1/24/96        N/A   $19,170   $24,573   $    19,264   $ 16,486          25.39%*      26.33%      N/A
Class
  Y -- 4/13/93        N/A   $24,780   $37,341   $    27,429   $ 22,110             N/A       27.33%      N/A


                   AGGREGATE ANNUAL TOTAL RETURNS
                         FIVE       SINCE        SINCE
CLASS AND               YEARS   INCEPTION    INCEPTION
INCEPTION DATE     W/OUT LOAD      W/LOAD   W/OUT LOAD
-----------------  -----------------------------------
Class
  A -- 4/30/93         16.78%     12.57%*       13.46%
Class
  B -- 6/21/94         15.93%         N/A       15.56%
Class
  C -- 1/24/96            N/A         N/A       15.81%
Class
  Y -- 4/13/93         17.08%         N/A       13.40%

           ---------------------------------------------------------------------

* Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares, 5.00% for Class B Shares, and 1.00% for Class C Shares.

+ Based upon the declining Contingent Deferred Sales Charge ("CDSC") schedule as defined in the prospectus, figures reflect the deduction of a 2.00% back-end load.

  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

  Figures for the Standard & Poor's Composite 500 Index ("S&P 500"), an unmanaged index of common stock prices, include reinvestment of dividends. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.

           ---------------------------------------------------------------------

EQUITY INCOME FUND
                                CLASS Y SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                          LIPPER EQUITY INCOME
                                                         CLASS Y                     S&P 500                  FUNDS AVERAGE
                                                         -------                     -------              --------------------
7/5/94                                                     10000                       10000                       10000
                                                           10090                       10328                       10263
                                                           10190                       10750                       10590
                                                           10140                       10487                       10400
                                                           10167                       10723                       10459
                                                            9905                       10333                       10058
                                                            9951                       10486                       10131
                                                           10246                       10757                       10323
2/28/95                                                    10602                       11176                       10654
                                                           10809                       11506                       10909
                                                           11066                       11844                       11156
                                                           11456                       12317                       11491
6/30/95                                                    11523                       12602                       11643
                                                           11678                       13020                       11970
                                                           11740                       13053                       12102
                                                           12251                       13603                       12501
                                                           12272                       13555                       12363
                                                           12856                       14149                       12890
                                                           13361                       14422                       13209
                                                           13700                       14912                       13516
                                                           13657                       15051                       13635
                                                           13799                       15195                       13818
                                                           13682                       15419                       13987
                                                           13842                       15816                       14213
6/30/96                                                    13972                       15877                       14232
                                                           13512                       15176                       13709
                                                           13823                       15497                       14065
                                                           14391                       16368                       14601
                                                           14822                       16819                       14932
                                                           15663                       18089                       15777
                                                           15517                       17731                       15693
                                                           16088                       18838                       16285
                                                           16414                       18986                       16464
                                                           15992                       18208                       15954
                                                           16449                       19294                       16421
                                                           17304                       20473                       17372
6/30/97                                                    17945                       21383                       18016
                                                         19252.8                     23085.1                       19169
                                                         18509.7                     21792.3                     18618.9
                                                         19535.1                     22986.5                     19555.4
                                                         19298.7                     22218.8                     18970.7
                                                         19808.2                     23247.5                       19555
                                                         20539.1                     23647.4                     20018.5
                                                         20652.1                     23909.9                     20004.4
                                                         21591.8                     25633.8                     21126.7
                                                           22762                     26946.2                     22068.9
                                                         22536.7                     27218.4                     22073.3
                                                         22171.6                     26750.2                     21720.2
6/30/98                                                  22131.7                     27836.3                     21854.8
                                                         21252.8                     27541.2                     21227.6
                                                         18917.1                     23558.8                     18599.6
                                                         19923.5                     25068.9                     19618.9
                                                           20834                       27107                     20794.1
                                                         21673.6                     28749.6                     21673.7
                                                         22657.5                     30405.6                     22239.3
                                                         22517.1                     31676.6                     22165.9
                                                         22280.7                     30691.4                     21680.5
                                                         23494.9                     31919.1                     22140.1
                                                         23494.9                     33154.4                     23707.7
                                                         23147.2                     32371.9                     23465.8
6/30/99                                                  23728.2                     34168.6                     24186.2
                                                         23443.5                     33102.5                     23559.8
                                                         22540.9                       32937                     22961.4
                                                         21702.4                     32034.5                     22134.8
                                                         22813.5                     34062.3                     22871.9
                                                           22266                     34753.8                     22707.2
                                                           22629                     36800.8                     22959.2
                                                         21280.3                     34953.4                     22084.5
                                                         19384.2                     34292.7                     20772.7
                                                         20925.2                     37646.6                     22783.5
                                                         20975.5                     36513.4                     22740.2
                                                         20774.1                     35764.9                     23047.2
6/30/00                                                  19864.2                     36648.3                     22547.1

                          GROWTH OF A $10,000 INVESTMENT                  AVERAGE ANNUAL TOTAL RETURNS
                                                  LIPPER EQUITY               ONE          ONE     FIVE
CLASS AND              WITH   WITHOUT              INCOME FUNDS              YEAR         YEAR    YEARS
INCEPTION DATE         LOAD      LOAD   S&P 500         AVERAGE            W/LOAD   W/OUT LOAD   W/LOAD
-------------------------------------------------------------------------------------------------------
Class A -- 8/8/94   $18,321*  $19,391   $35,478   $     22,048           (21.04)%*    (16.45)%    9.98%*
Class B -- 8/9/94   $18,472+  $18,572   $35,478   $     22,048           (21.02)%*    (17.07)%   10.15%++
Class C -- 12/5/95      N/A   $14,436   $25,897   $     17,584           (17.81)%*    (17.02)%      N/A
Class Y -- 7/5/94       N/A   $19,864   $36,648   $     22,547                N/A     (16.28)%      N/A

                        AVERAGE ANNUAL TOTAL RETURNS
                           FIVE       SINCE        SINCE
CLASS AND                 YEARS   INCEPTION    INCEPTION
INCEPTION DATE       W/OUT LOAD      W/LOAD   W/OUT LOAD
-------------------  -----------------------------------
Class A -- 8/8/94        11.23%      10.81%*      11.89%
Class B -- 8/9/94        10.42%      10.97%+      11.08%
Class C -- 12/5/95          N/A         N/A        8.36%
Class Y -- 7/5/94        11.51%         N/A       12.14%

INTERNATIONAL EQUITY FUND
                                CLASS Y SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                             FT/S&P ACTUARIES WORLD       LIPPER INTERNATIONAL
                                                         CLASS Y                  INDEX EX U.S.               FUNDS AVERAGE
                                                         -------             ----------------------       --------------------
12/1/91                                                    10000                       10000                       10000
                                                           10520                     10468.2                       10487
                                                           10646                     10212.9                       10569
2/29/92                                                    10776                     9847.48                       10576
                                                           10486                     9185.01                       10214
                                                           10736                     9164.46                       10476
                                                           11187                     9776.53                       10990
                                                           10766                     9303.71                       10686
                                                           10416                     9048.41                       10308
                                                           10175                     9673.08                       10378
                                                           10195                     9434.35                       10149
                                                           10365                      8962.2                        9850
                                                           10616                     9072.94                        9903
                                                           10656                     9101.46                       10033
                                                           10522                     9104.77                       10071
2/28/93                                                    10785                     9413.79                       10302
                                                           11140                     10247.3                       10882
                                                           11363                     11196.3                       11441
                                                           11576                     11509.3                       11679
                                                           11485                     11227.5                       11443
                                                           11870                     11728.1                       11786
                                                           12549                     12279.8                       12540
                                                           12448                     11949.6                       12497
                                                           13238                     12269.2                       13091
                                                           12833                     11226.8                       12589
                                                           14120                     12029.8                       13846
                                                           14515                     13043.1                       14671
2/28/94                                                    13867                     13023.2                       14330
                                                           12823                     12514.6                       13657
                                                           13127                     13032.5                       14011
                                                           13238                     12991.4                       13986
                                                           12691                     13148.5                       13822
                                                           13279                     13286.5                       14205
                                                           13644                     13604.8                       14658
                                                           13248                     13234.1                       14309
                                                           13563                     13657.2                       14578
                                                           13076                     12980.1                       13887
                                                           12942                     13035.8                       13721
                                                           12328                     12483.4                       13051
2/28/95                                                    12574                     12385.3                       13108
                                                           12921                     13157.2                       13573
                                                           13361                     13684.3                       14028
                                                           13555                       13504                       14175
6/30/95                                                    13749                     13260.6                       14196
                                                           14403                     14098.1                       14954
                                                           14097                     13585.5                       14642
                                                           14475                     13815.7                       14902
                                                           14383                     13454.9                       14617
                                                           14465                     13862.1                       14778
                                                           14757                     14397.9                       15220
                                                           14911                     14533.8                       15533
                                                           14932                     14523.2                       15599
                                                           15149                     14822.3                       15848
                                                           15623                     15295.8                       16328
                                                           15540                     15043.8                       16272
6/30/96                                                    15623                       15122                       16402
                                                           15107                     14637.9                       15837
                                                           15406                     14723.5                       16028
                                                           15685                     15120.7                       16374
                                                           15695                     14987.4                       16326
                                                           16304                     15563.7                       17060
                                                           16293                     15337.5                       17168
                                                           16118                     14852.1                       17073
                                                           16270                     15133.3                       17667
                                                           16200                     15082.9                       17393
                                                           16409                     15173.1                       17453
                                                           17653                       16242                       18458
6/30/97                                                    18490                       17076                       19324
                                                         18864.4                     17364.6                     19851.6
                                                         17589.2                       16064                     18410.3
                                                         18454.6                     16921.8                     19546.2
                                                         17050.2                     15598.5                     18072.4
                                                         16710.9                     15369.2                     17904.4
                                                         16841.2                     15458.3                       18053
                                                         17386.9                     16093.7                     18477.2
                                                         18704.8                     17133.3                     19696.7
                                                         19389.4                     17678.2                     20703.2
                                                         19567.8                     17768.3                     20986.9
                                                         19289.9                     17633.3                     21007.8
6/30/98                                                  19320.8                     17550.4                     20846.1
                                                         19178.2                       17615                     21148.4
                                                         16209.4                     15259.9                     18128.4
                                                         16094.3                     14928.8                     17475.8
                                                         17851.8                     16518.7                     18772.4
                                                         18608.7                     17400.8                       19743
                                                         19094.4                     17962.8                     20349.1
                                                         19566.1                     17916.1                     20507.8
                                                         19382.1                       17513                     19966.4
                                                         20244.6                     18369.4                     20663.2
                                                         21200.2                     19295.2                     21611.7
                                                         20311.9                     18322.7                     20723.4
6/30/99                                                  21502.2                     19099.6                     21813.5
                                                         21646.2                     19689.8                     22376.3
                                                         21843.2                     19910.3                       22571
                                                         22009.2                     20133.3                     22656.7
                                                         23327.6                     20910.4                     23526.8
                                                         25126.1                     21759.4                       25343
                                                           27596                     23678.6                     28389.3
                                                         25912.7                     22189.2                     26788.1
                                                         26928.4                     22519.8                       28382
                                                         27887.1                     23476.9                     28606.2
                                                         26378.4                     22298.4                     26801.2
                                                         25637.2                     21671.8                     25932.8
6/30/00                                                  26613.9                     22649.2                     27081.6

                            GROWTH OF A $10,000 INVESTMENT
                                             FT/S&P          LIPPER          AVERAGE ANNUAL TOTAL RETURNS
                                          ACTUARIES   INTERNATIONAL             ONE          ONE     FIVE
CLASS AND              WITH   WITHOUT   WORLD INDEX           FUNDS            YEAR         YEAR    YEARS
INCEPTION DATE         LOAD      LOAD       EX U.S.         AVERAGE          W/LOAD   W/OUT LOAD   W/LOAD
---------------------------------------------------------------------------------------------------------
Class A -- 11/30/92 $23,322*  $24,687   $    24,963   $      27,134          17.06%*      23.86%   12.59%*
Class B -- 3/9/94       N/A   $18,369   $    17,392   $      18,577          17.51%*      22.51%   12.74%++
Class C -- 9/29/95      N/A   $17,531   $    16,394   $      17,930          21.66%*      22.66%      N/A
Class Y -- 12/1/91      N/A   $26,614   $    22,649   $      27,082             N/A       23.79%      N/A


                      AVERAGE ANNUAL TOTAL RETURNS
                           FIVE       SINCE        SINCE
CLASS AND                 YEARS   INCEPTION    INCEPTION
INCEPTION DATE       W/OUT LOAD      W/LOAD   W/OUT LOAD
-------------------  -----------------------------------
Class A -- 11/30/92      13.87%      11.81%*      12.65%
Class B -- 3/9/94        12.98%         N/A       10.11%
Class C -- 9/29/95          N/A         N/A       12.53%
Class Y -- 12/1/91       14.12%         N/A       12.08%

           ---------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

 + Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of 1.00% back-end load for the Equity Income Fund.

++ Reflects the deduction of 2.00% back-end CDSC.

   All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

   Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

   Figures for the S&P 500 Index, an unmanaged index of common stock prices, includes reinvestment of dividends. The FT/S&P Actuaries World Index ex U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The Index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends.

           ---------------------------------------------------------------------

MICRO-CAP EQUITY FUND
                                CLASS Y SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                         LIPPER MICRO-CAP FUNDS
                                                         CLASS Y            WILSHIRE MICRO-CAP INDEX             AVERAGE
                                                         -------            ------------------------     ----------------------
12/26/96                                                   10000                       10000                       10000
                                                           10120                       10000                       10000
                                                           10600                       10474                       10421
                                                           10910                       10253                       10107
                                                           10130                        9788                        9494
                                                            9780                        9474                        9204
                                                           11260                       10382                       10343
6/30/97                                                    12830                       11052                       11146
                                                           14670                     11620.1                     11936.2
                                                         16050.4                     12119.7                     12585.6
                                                         18059.9                     13252.9                       13785
                                                         17969.6                     12791.7                     13294.2
                                                         17700.1                     12546.1                     13066.9
                                                         17365.5                     12419.4                     12885.3
                                                         17115.5                     12331.2                     12748.7
                                                           18394                     13083.4                     13653.9
                                                         19048.8                     13724.5                     14419.8
                                                           18965                     14016.9                       14665
                                                         17779.7                     13328.6                     13861.3
6/30/98                                                  17728.1                       13266                     13813.8
                                                         16720.8                       12422                     13020.9
                                                         12311.6                     9807.18                     10325.5
                                                         12706.8                     10167.1                     10883.1
                                                         13091.8                     10380.6                     11134.5
                                                         14984.8                     11179.9                     12259.1
                                                         16396.4                     11497.4                     13326.9
                                                         16183.3                     12026.3                     13833.3
                                                         15450.2                     11202.5                     12952.1
                                                         14951.1                     10873.2                     13060.9
                                                         17086.1                     11862.6                     14155.4
                                                         17849.9                     12154.4                     14616.9
6/30/99                                                    19401                     13146.2                     15922.2
                                                         19517.5                     13276.4                     16097.3
                                                         19687.2                     12875.4                     16063.5
                                                         19399.8                     12709.4                     16074.8
                                                         20133.1                       12642                     16278.9
                                                         24125.5                     14076.9                     17472.2
                                                         28692.5                       16194                     19366.1
                                                         30201.7                     17120.3                     18967.2
                                                         38039.1                     21816.4                     21943.1
                                                         36159.9                     19549.7                     21622.8
                                                         30041.7                     16316.2                     20336.2
                                                         25772.8                     14691.1                     19221.8
6/30/00                                                  30764.9                     17667.5                     21261.2

                              GROWTH OF A $10,000 INVESTMENT
                                            WILSHIRE           LIPPER
CLASS AND               WITH    WITHOUT    MICRO-CAP        MICRO-CAP
INCEPTION DATE          LOAD       LOAD        INDEX    FUNDS AVERAGE
------------------------------------------------------------------------------------------
Class A -- 12/26/96  $28,912*   $30,589    $  17,667    $      20,719
Class B -- 2/24/97   $26,768+   $27,068    $  17,232    $      20,481
Class C -- 3/31/97       N/A    $29,392    $  18,048    $      21,862
Class Y -- 12/26/97      N/A    $30,764    $  17,667    $      21,261

                               AVERAGE ANNUAL TOTAL RETURNS
                         ONE           ONE        SINCE         SINCE
CLASS AND               YEAR          YEAR    INCEPTION     INCEPTION
INCEPTION DATE        W/LOAD    W/OUT LOAD       W/LOAD    W/OUT LOAD
--------------------  -----------------------------------------------
Class A -- 12/26/96   49.84%*       58.59%       35.28%*       37.47%
Class B -- 2/24/97    52.06%*       57.06%       34.17%+       34.62%
Class C -- 3/31/97    55.97%*       56.97%          N/A        39.32%
Class Y -- 12/26/97      N/A        58.57%          N/A        37.69%

           ---------------------------------------------------------------------

* Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 3.00% back-end load.

  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total return are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

  The Wilshire Micro-Cap Index consists of all issues in the Wilshire 5000 Index that rank below the 2,501st company based on size. The Wilshire 5000 Index contains all publicly traded U.S. stocks, but excludes REITs and limited partnerships.

           ---------------------------------------------------------------------

MULTI-SEASON GROWTH FUND
                              CLASS B & Y SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS B [GRAPHIC IMAGE]

                                                                                                           LIPPER GROWTH FUNDS
                                                     CLASS B-NO LOAD                 S&P 500                     AVERAGE
                                                     ---------------                 -------               -------------------
4/29/93                                                    10000                       10000                       10000
                                                           10030                       10000                       10000
                                                           10060                     10266.8                       10157
                                                           10160                     10296.8                       10273
                                                           10110                     10255.3                       10294
                                                           10340                     10643.6                       10602
                                                           10430                       10562                       10638
                                                           10390                     10780.3                       10739
                                                           10310                     10677.6                       10589
12/31/93                                                   10650                     10806.7                       10774
                                                           10930                     11173.7                       11033
                                                           10800                     10870.6                       10822
                                                           10320                     10397.6                       10422
                                                           10350                     10530.8                       10440
                                                           10360                     10702.9                       10483
                                                           10010                       10441                       10291
                                                           10170                     10783.6                       10522
                                                           10670                     11224.7                       10794
                                                           10430                     10950.5                       10593
                                                           10550                     11196.1                       10650
                                                           10140                     10788.9                       10390
12/31/94                                                   10308                     10948.6                       10489
                                                           10509                     11232.4                       10626
                                                           10920                     11669.7                       10952
                                                           11161                     12013.5                       11149
                                                           11241                       12367                       11346
                                                           11583                     12860.5                       11719
6/30/95                                                    11894                     13158.7                       11959
                                                           12295                     13594.9                       12240
                                                           12255                     13628.8                       12343
                                                           12777                     14203.7                       12622
                                                           12787                     14152.9                       12585
                                                           13510                     14773.5                       12974
                                                           13523                     15058.1                       13144
                                                           14082                       15570                       13383
                                                           14279                     15714.8                       13436
                                                           14361                     15866.1                       13487
                                                           14579                     16099.8                       13631
                                                           14848                     16514.3                       13800
6/30/96                                                    15065                     16577.3                       13811
                                                           14444                     15845.3                       13415
                                                           14827                       16180                       13663
                                                           15851                     17089.9                       14171
                                                           15986                       17561                       14436
                                                           16948                     18887.3                       15098
                                                           16421                     18513.1                       14934
                                                           17019                     19669.1                       15366
                                                           17008                     19823.5                       15374
                                                           16279                     19010.5                       14937
                                                           17073                     20144.4                       15361
                                                           18313                       21376                       16047
6/30/97                                                    19074                       22326                       16529
                                                         20520.4                     24103.2                     17919.1
                                                         19508.7                     22753.4                     17324.2
                                                           20650                     24000.3                     18289.1
                                                         20127.5                     23198.7                       17596
                                                         20584.4                     24272.8                     17891.6
                                                         21214.3                     24690.2                     18061.6
                                                         20974.6                     24964.3                     18146.4
                                                         22826.7                     26764.2                     19516.5
                                                         23844.7                     28134.6                       20383
                                                         23811.3                     28418.7                     20625.6
                                                         23101.8                     27929.9                     20021.3
6/30/98                                                  23574.3                     29063.9                     24485.4
                                                         23023.2                     28755.8                     23917.3
                                                         19134.6                     24597.7                     19999.7
                                                         20278.9                     26174.4                     21185.7
                                                         21811.9                     28302.4                     22687.7
                                                         22771.7                     30017.5                     24064.9
                                                         24249.6                     31746.5                     25961.2
                                                         24746.7                     33073.5                       27023
                                                         23801.3                       32045                     25923.2
                                                         24808.1                     33326.8                     27058.6
                                                         25341.5                     34616.5                     27840.6
                                                         24609.2                     33799.6                     27328.3
6/30/99                                                  26198.9                     35675.4                       28968
                                                         25415.6                     34562.4                     28211.9
                                                         24607.3                     34389.5                     27938.3
                                                         24373.6                     33447.3                     27270.6
                                                         25143.8                     35564.5                     28620.5
                                                           25355                     36286.4                     29613.6
                                                         25527.4                     38423.7                     32012.3
                                                         23503.1                     36494.8                     30821.4
                                                         23007.2                     35805.1                     31884.8
                                                           25018                     39306.8                     33970.1
                                                         24622.7                     38123.7                     32753.9
                                                         23960.3                     37342.1                     31905.6
6/30/00                                                    26063                     38264.5                     33035.1

           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                           LIPPER GROWTH FUNDS
                                                         CLASS Y                     S&P 500                     AVERAGE
                                                         -------                     -------               -------------------
8/16/93                                                    10000                       10000                       10000
                                                           10147                       10000                       10000
                                                           10235                     9923.31                       10095
                                                           10167                     10128.4                     10235.9
                                                           10098                     10031.9                     10049.5
12/31/93                                                   10490                     10153.2                       10335
                                                           10765                       10498                     10662.1
                                                           10647                     10213.2                     10493.2
                                                           10196                     9768.82                     10002.2
                                                           10235                     9893.97                       10042
                                                           10245                     10055.7                       10089
                                                            9912                     9809.64                        9749
                                                           10088                     10131.5                       10003
                                                           10588                       10546                       10474
                                                           10363                     10288.3                       10275
                                                           10480                     10519.1                       10443
                                                           10078                     10136.5                       10053
12/31/94                                                   10263                     10286.5                       10148
                                                           10469                     10553.1                       10221
                                                           10883                       10964                       10618
                                                           11138                       11287                       10917
                                                           11227                     11619.1                       11159
                                                           11581                     12082.8                       11499
6/30/95                                                    11906                       12363                       11995
                                                           12309                     12772.8                       12573
                                                           12290                     12804.6                       12669
                                                           12821                     13344.7                       13044
                                                           12831                       13297                       12857
                                                           13579                     13880.1                       13309
                                                           13607                     14147.5                       13359
                                                           14177                     14628.4                       13653
                                                           14380                     14764.5                       13958
                                                           14478                     14906.7                       14077
                                                           14712                     15126.2                       14517
                                                           14998                     15515.7                       14886
6/30/96                                                    15222                     15574.8                       14686
                                                           14621                     14887.1                       13830
                                                           15018                     15201.6                       14302
                                                           16057                     16056.4                       15115
                                                           16210                     16499.1                       15241
                                                           17200                     17745.1                       16174
                                                           16680                     17393.6                       15930
                                                           17302                     18479.7                       16756
                                                           17312                     18624.7                       16533
                                                           16573                     17860.9                       15787
                                                           17398                     18926.2                       16395
                                                           18674                     20083.3                       17569
6/30/97                                                    19478                       20976                       18257
                                                         20968.1                     22645.7                     19792.4
                                                         19959.5                     21377.5                     19135.3
                                                         21139.1                       22549                     20201.1
                                                         20625.4                     21795.9                     19435.5
                                                         21097.8                       22805                       19762
                                                         21766.6                     23197.3                     19949.8
                                                         21540.2                     23454.8                     20043.5
                                                         23455.1                     25145.9                     21556.8
                                                         24524.7                     26433.3                     22513.9
                                                         24502.6                     26700.3                     22781.9
                                                           23792                     26241.1                     22114.4
6/30/98                                                  24401.1                     27306.4                     22890.3
                                                         23760.7                       27017                     22359.3
                                                         19761.8                     23110.3                     18696.8
                                                         20955.4                     24591.7                     19805.5
                                                         22566.9                       26591                     21209.7
                                                         23575.6                     28202.4                     22497.2
                                                         25112.8                     29826.9                     24269.9
                                                         25650.2                     31073.7                     25262.6
                                                         24685.7                     30107.3                     24234.4
                                                         25747.2                     31311.6                     25295.9
                                                         26321.4                     32523.3                     26026.9
                                                         25589.7                     31755.8                       25548
6/30/99                                                  27260.7                     33518.2                     27080.9
                                                         26467.4                     32472.4                     26374.1
                                                         25649.5                     32310.1                     26118.3
                                                         25418.7                     31424.8                       25494
                                                         26249.9                       33414                       26756
                                                         26483.5                     34092.3                     27684.4
                                                         28011.6                     36100.3                     29926.9
                                                         25818.3                     34288.1                     28813.6
                                                         25296.8                       33640                     29807.7
                                                         27530.5                       36930                     31757.1
                                                           27112                     35818.4                     30620.2
                                                         26420.6                     35084.1                     29827.1
6/30/00                                                  27400.8                     35950.7                       30883

                                                                           AVERAGE ANNUAL TOTAL RETURNS
                          GROWTH OF A $10,000 INVESTMENT                     ONE          ONE        FIVE
CLASS AND              WITH   WITHOUT             LIPPER GROWTH             YEAR         YEAR       YEARS
INCEPTION DATE         LOAD      LOAD   S&P 500   FUNDS AVERAGE           W/LOAD   W/OUT LOAD      W/LOAD
---------------------------------------------------------------------------------------------------------
Class A -- 8/4/93   $25,476*  $26,955   $37,306   $      32,345          (5.28)%*      0.22 %      16.49%*
Class B -- 4/29/93      N/A   $26,063   $38,265   $      33,035          (5.14)%*     (0.51)%      16.77%+
Class C -- 9/20/93      N/A   $25,608   $36,224   $      30,669          (1.44)%*     (0.51)%         N/A
Class Y -- 8/16/93      N/A   $27,401   $35,951   $      30,883              N/A       0.50 %         N/A

                        AVERAGE ANNUAL TOTAL RETURNS
                           FIVE       SINCE        SINCE
CLASS AND                 YEARS   INCEPTION    INCEPTION
INCEPTION DATE       W/OUT LOAD      W/LOAD   W/OUT LOAD
-------------------  -----------------------------------
Class A -- 8/4/93        17.82%      14.50%*      15.44%
Class B -- 4/29/93       16.99%         N/A       14.29%
Class C -- 9/20/93       17.00%         N/A       14.88%
Class Y -- 8/16/93       18.14%         N/A       15.79%

           ---------------------------------------------------------------------

* Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 2.00% back-end load.

  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

  Figures for the S&P 500, an unmanaged index of common stock prices, includes reinvestment of dividends.

           ---------------------------------------------------------------------

REAL ESTATE EQUITY INVESTMENT FUND
                              CLASS B & Y SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS B [GRAPHIC IMAGE]

                                                   CLASS B-2% BACK-END                                  LIPPER REAL ESTATE FUNDS
                                                          LOAD                       NAREIT                      AVERAGE
                                                   -------------------               ------             ------------------------
10/3/94                                                    10000                       10000                       10000
                                                            9710                        9667                     9631.38
                                                            9459                     9347.02                     9252.95
                                                           10210                     10039.6                     9994.49
                                                            9818                     9809.73                     9628.73
2/28/95                                                     9901                     9601.76                     9766.63
                                                            9948                     9559.51                     9771.74
                                                            9852                     9272.73                     9694.07
                                                           10186                     9664.97                     10116.5
6/30/95                                                    10387                     9812.84                     10334.8
                                                           10536                     9986.53                       10574
                                                           10602                     10094.4                     10692.9
                                                           10743                     10251.8                       10918
                                                           10470                       10012                     10603.3
                                                           10564                     10108.1                     10668.2
                                                           11321                       10663                     11363.5
                                                           11353                     10829.3                     11550.2
                                                           11500                       10969                     11656.2
                                                           11524                     10907.6                     11688.8
                                                           11497                     11725.7                     11701.8
                                                           11733                     12008.3                     12016.1
6/30/96                                                    11949                       12162                     12172.5
                                                           11868                       12253                     12115.9
                                                           12447                       12736                     12620.7
                                                           12814                       12958                     12951.7
                                                           13106                       13342                     13235.2
                                                           13742                       13951                     13839.8
                                                           15068                       15400                     15203.8
                                                           15219                       15573                     15403.5
                                                           15133                       15542                     15442.9
                                                           15218                       15509                     15419.9
                                                           14662                       15084                       14889
                                                           14967                       15528                     15385.8
6/30/97                                                    15835                       16282                       16247
                                                         16536.3                     16785.1                     16960.2
                                                         16478.4                     16744.8                     16880.5
                                                         18124.7                     18206.7                     18450.4
                                                         17455.8                     17715.1                     17848.9
                                                         17672.3                     18097.7                     18063.1
                                                         18255.5                     18524.8                       18540
                                                         18007.2                     18426.6                     18306.4
                                                         17641.7                     18113.4                     18267.9
                                                         18080.9                     18437.6                     18689.9
                                                         17487.9                     17836.6                     18170.3
                                                           17292                     17711.7                     17912.3
6/30/98                                                  16820.5                     17591.3                     17715.5
                                                           15946                     16450.9                     16615.4
                                                         14389.7                       14898                     14814.3
                                                         15471.8                     15741.2                     15528.3
                                                         15077.3                       15450                     15390.1
                                                         15193.4                     15677.1                     15734.8
                                                         15020.2                       15282                       15653
                                                         14652.2                     14962.6                     15307.1
                                                         14592.1                       14611                     15039.2
                                                         14298.8                     14545.3                     14924.9
                                                         15774.4                     15925.6                     16515.9
                                                         16094.6                       16276                     16854.5
6/30/99                                                  15659.3                     16012.3                     16667.4
                                                           15033                     15503.1                     16079.1
                                                         14787.9                     15306.2                     15767.1
                                                         14011.5                     14724.6                     15142.8
                                                         13605.2                     14362.4                     14764.2
                                                         13469.2                     14128.3                     14570.8
                                                         13989.1                     14576.1                     15118.6
                                                         13916.3                     14624.2                     14990.1
                                                           13677                     14450.2                     14745.8
                                                         14188.5                     14925.6                     15390.2
                                                         14946.2                     15928.6                     16178.2
                                                         14934.2                     16084.7                     16335.1
6/30/00                                                  15455.5                     16498.1                     17009.7

           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                        LIPPER REAL ESTATE FUNDS
                                                         CLASS Y                     NAREIT                      AVERAGE
                                                         -------                     ------             ------------------------
9/30/94                                                    10000                       10000                       10000
                                                            9718                        9667                     9631.38
                                                            9475                     9347.02                     9252.95
                                                           10236                     10039.6                     9994.49
                                                            9851                     9809.73                     9628.73
2/28/95                                                     9943                     9601.76                     9766.63
                                                            9998                     9559.51                     9771.74
                                                            9910                     9272.73                     9694.07
                                                           10254                     9664.97                     10116.5
6/30/95                                                    10464                     9812.84                     10334.8
                                                           10624                     9986.53                       10574
                                                           10699                     10094.4                     10692.9
                                                           10851                     10251.8                       10918
                                                           10583                       10012                     10603.3
                                                           10676                     10108.1                     10668.2
                                                           11462                       10663                     11363.5
                                                           11505                     10829.3                     11550.2
                                                           11663                       10969                     11656.2
                                                           11698                     10907.6                     11688.8
                                                           11679                     11725.7                     11701.8
                                                           11930                     12008.3                     12016.1
6/30/96                                                    12159                       12162                     12172.5
                                                           12086                       12253                     12115.9
                                                           12687                       12736                     12620.7
                                                           13071                       12958                     12951.7
                                                           13380                       13342                     13235.2
                                                           14041                       13951                     13839.8
                                                           15408                       15400                     15203.8
                                                           15575                       15573                     15403.5
                                                           15497                       15542                     15442.9
                                                           15595                       15509                     15419.9
                                                           15049                       15084                       14889
                                                           15374                       15528                     15385.8
6/30/97                                                    16268                       16282                       16247
                                                         17013.7                     16785.1                     16960.2
                                                         16957.6                     16744.8                     16880.5
                                                         18677.1                     18206.7                     18450.4
                                                         18004.7                     17715.1                     17848.9
                                                         18242.4                     18097.7                     18063.1
                                                         18860.8                     18524.8                       18540
                                                         18615.6                     18426.6                     18306.4
                                                         18252.6                     18113.4                     18267.9
                                                         18721.7                     18437.6                     18689.9
                                                         18122.6                     17836.6                     18170.3
                                                         17934.1                     17711.7                     17912.3
6/30/98                                                  17770.9                     17591.3                     17715.5
                                                         16569.9                     16450.9                     16615.4
                                                         14965.9                       14898                     14814.3
                                                         16103.3                     15741.2                     15528.3
                                                         15718.5                       15450                     15390.1
                                                         15852.1                     15677.1                     15734.8
                                                         15671.3                       15282                       15653
                                                           15314                     14962.6                     15307.1
                                                         15263.5                       14611                     15039.2
                                                         14958.2                     14545.3                     14924.9
                                                         16527.4                     15925.6                     16515.9
                                                         16876.1                       16276                     16854.5
6/30/99                                                  16643.2                     16012.3                     16667.4
                                                         15980.8                     15503.1                     16079.1
                                                         15733.1                     15306.2                     15767.1
                                                         14933.9                     14724.6                     15142.8
                                                         14500.8                     14362.4                     14764.2
                                                         14367.4                     14128.3                     14570.8
                                                         14947.8                     14576.1                     15118.6
                                                           14879                     14624.2                     14990.1
                                                         14621.6                     14450.2                     14745.8
                                                         15194.8                     14925.6                     15390.2
                                                         16016.8                     15928.6                     16178.2
                                                         16016.8                     16084.7                     16335.1
6/30/00                                                  16803.3                     16498.1                     17009.7

                          GROWTH OF A $10,000 INVESTMENT                AGGREGATE ANNUAL TOTAL RETURNS
                                                        LIPPER              ONE          ONE     FIVE
CLASS AND              WITH   WITHOUT              REAL ESTATE             YEAR         YEAR    YEARS
INCEPTION DATE         LOAD      LOAD   NAREIT   FUNDS AVERAGE           W/LOAD   W/OUT LOAD   W/LOAD
-----------------------------------------------------------------------------------------------------
Class A -- 9/30/94  $15,632*  $16,539   $16,498  $      17,010          (4.88)%*      0.63 %   8.39%*
Class B -- 10/3/94  $15,456+  $15,853   $16,498  $      17,010          (4.78)%*     (0.04)%   8.54%++
Class C -- 1/5/96       N/A   $14,101   $15,474  $      14,610          (0.91)%*      0.04 %      N/A
Class Y -- 10/3/94      N/A   $16,803   $16,498  $      17,010              N/A       0.96 %      N/A

                     AGGREGATE ANNUAL TOTAL RETURNS
                           FIVE       SINCE        SINCE
CLASS AND                 YEARS   INCEPTION    INCEPTION
INCEPTION DATE       W/OUT LOAD      W/LOAD   W/OUT LOAD
-------------------  -----------------------------------
Class A -- 9/30/94        9.63%      8.08%*        9.14%
Class B -- 10/3/94        8.82%      8.23%+        8.35%
Class C -- 1/5/96           N/A         N/A        7.96%
Class Y -- 10/3/94        9.93%         N/A        9.46%

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

 + Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 1.00% back-end load.

++ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 2.00% back-end load.

   National Association of Real Estate Investment Trusts ("NAREIT") are equity real estate investment trusts which are defined as those which derive more than 75% of their income from equity investments in real estate assets. The NAREIT equity index includes all tax qualified real estate investment trust listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System.

           ---------------------------------------------------------------------

SMALL-CAP VALUE FUND
                                CLASS Y SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                          LIPPER SMALL COMPANY
                                                         CLASS Y                  RUSSELL 2000            GROWTH FUNDS AVERAGE
                                                         -------                  ------------            --------------------
12/26/96                                                   10000                       10000                       10000
                                                           10080                       10000                       10000
1/31/97                                                    10920                       10200                       10249
                                                           10920                        9952                        9818
                                                           10540                        9483                        9314
                                                           10530                        9509                        9250
                                                           11380                       10567                       10357
6/30/97                                                    12086                       11020                       10899
                                                           12879                     11532.4                       11578
                                                         13531.9                     11796.5                     11789.9
                                                         14817.5                       12660                     12683.6
                                                         14344.8                     12104.3                     12120.4
                                                         14234.3                     12025.6                     11942.2
                                                           14566                       12236                     12042.5
                                                         14312.5                     12042.7                     11835.4
                                                           15104                     12932.7                     12756.2
                                                         15753.5                     13465.5                     13349.4
                                                         15996.1                     13539.5                     13458.8
                                                         15213.9                     12809.8                     12699.8
6/30/98                                                  15087.6                     12836.7                     12820.9
                                                         14251.5                     11799.9                     11899.1
                                                         11550.8                     9508.36                     9516.87
                                                         12082.2                     10252.9                     10063.1
                                                         12008.5                     10671.2                     10464.7
                                                         12666.5                     11230.3                     11142.8
                                                         13625.4                     11925.5                     11960.7
                                                         13211.2                     12084.1                     12006.1
                                                         12480.6                     11105.3                     11025.2
                                                         12164.8                     11278.5                     11239.1
                                                         12894.7                     12289.1                     11959.5
                                                         13286.7                     12468.5                     12189.1
6/30/99                                                  14332.4                     13032.1                     12999.7
                                                         13786.3                       12675                     12907.4
                                                         12618.6                       12206                     12564.1
                                                         12430.6                     12208.5                     12572.9
                                                         11884.9                     12258.5                     12732.5
                                                         12223.6                     12990.4                     13665.8
                                                         12955.8                     14460.9                     15147.2
                                                         12038.6                     14228.1                     14835.2
                                                         12759.7                     16577.1                     17162.8
                                                         13119.5                     15484.7                     16912.3
                                                         12998.8                     14552.5                       15906
                                                         12779.1                     13704.1                     15034.3
6/30/00                                                  13407.8                     14899.1                     16629.5

                           GROWTH OF A $10,000 INVESTMENT
                                                    LIPPER SMALL
CLASS AND              WITH   WITHOUT   RUSSELL   COMPANY GROWTH
INCEPTION DATE         LOAD      LOAD      2000    FUNDS AVERAGE
-----------------------------------------------------------------------------------------
Class A -- 1/10/97  $12,309*  $13,020   $14,899   $       16,629
Class B -- 2/11/97  $11,772+  $12,072   $14,607   $       15,760
Class C -- 1/13/97      N/A   $12,677   $14,899   $       16,629
Class Y -- 12/26/96     N/A   $13,406   $14,899   $       16,629

                              AVERAGE ANNUAL TOTAL RETURNS
                          ONE          ONE       SINCE        SINCE
CLASS AND                YEAR         YEAR   INCEPTION    INCEPTION
INCEPTION DATE         W/LOAD   W/OUT LOAD      W/LOAD   W/OUT LOAD
-------------------  ----------------------------------------------
Class A -- 1/10/97   (11.69)%*     (6.57)%      6.16%*        7.89%
Class B -- 2/11/97   (12.01)%*     (7.38)%       4.94%+       5.72%
Class C -- 1/13/97    (8.40)%*     (7.47)%         N/A        7.09%
Class Y -- 12/26/96  N/A           (6.45)%         N/A        8.70%

SMALL COMPANY GROWTH FUND
                                CLASS Y SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                          LIPPER SMALL COMPANY
                                                         CLASS Y                  RUSSELL 2000            GROWTH FUNDS AVERAGE
                                                         -------                  ------------            --------------------
12/1/91                                                    10000                       10000                       10000
                                                           10970                       10800                       11128
                                                           11261                     11675.9                       11665
2/29/92                                                    11501                       12016                       11875
                                                           10951                       11609                       11408
                                                           10755                       11203                       10923
                                                           10715                       11351                       10917
                                                           10333                       10815                       10443
                                                           10959                       11191                       10799
                                                           10969                       10875                       10568
                                                           11341                       11126                       10805
                                                           11907                       11480                       11261
                                                           12611                       12358                       12183
                                                           12922                       12789                       12588
                                                           13294                       13222                       12884
2/28/93                                                    12782                       12916                       12425
                                                           13284                       13335                       12864
                                                           12490                       12969                       12458
                                                           13013                       13543                       13138
                                                           13083                       13628                       13234
                                                           13063                       13816                       13324
                                                           13605                       14413                       13989
                                                           14128                       14819                       14460
                                                           14249                       15201                       14685
                                                           13716                       14700                       14175
                                                           14620                       15203                       14781
                                                           14580                       15680                       15179
2/28/94                                                    14723                       15623                       15173
                                                           13822                       14798                       14350
                                                           13976                       14886                       14355
                                                           13607                       14719                       14097
                                                           12829                       14219                       13596
                                                           13054                       14453                       13830
                                                           14088                       15258                       14662
                                                           14211                       15207                       14743
                                                           14467                       15147                       14930
                                                           13710                       14535                       14378
                                                           14251                       14926                       14705
                                                           13779                       14738                       14549
2/28/95                                                    14282                       15351                       15150
                                                           14805                       15615                       15548
                                                           14569                       15962                       15736
                                                           14784                       16237                       15977
6/30/95                                                    15717                       17079                       16931
                                                           17142                       18063                       18190
                                                           17173                       18436                       18499
                                                           17778                       18766                       19008
                                                           17634                       17926                       18432
                                                           18167                       18680                       19108
                                                           18528                       19173                       19367
                                                           18671                       19152                       19226
                                                           19398                       19749                       20018
                                                           20621                       20151                       20490
                                                           22538                       21228                       21981
                                                           23772                       22065                       22836
6/30/96                                                    23364                       21159                       21968
                                                           21007                       19311                       20007
                                                           22318                       20433                       21227
                                                           24047                       21231                       22340
                                                           23606                       20904                       21865
                                                           24697                       21765                       22524
                                                           25415                       22336                       22821
                                                           25670                       22782                       23425
                                                           24266                       22230                       22472
                                                           22455                       21181                       21310
                                                           22455                       21240                       21207
                                                           25708                       23603                       23645
6/30/97                                                    27864                       24614                       24842
                                                         29586.3                     25758.6                     26389.7
                                                         30210.5                     26348.4                     26872.6
                                                         33769.4                     28277.1                     28909.5
                                                           32010                     27035.8                     27625.9
                                                         31065.7                       26860                     27219.8
                                                         31907.6                     27330.1                     27448.5
                                                         30838.7                     26898.3                     26976.4
                                                         32682.8                       28886                     29075.1
                                                         34091.4                     30076.2                     30427.1
                                                         34214.1                     30241.6                     30676.6
                                                         31456.5                     28611.6                     28946.5
6/30/98                                                  31362.1                     28671.6                     29221.1
                                                         29463.1                     26355.9                     27120.1
                                                         22677.7                     21237.6                     21690.7
                                                         24773.1                     22900.5                     22935.7
                                                         26185.2                     23834.9                     23850.8
                                                           27937                     25083.8                     25396.4
                                                           29602                     26636.5                     27260.5
                                                         29486.6                     26990.8                     27364.1
                                                           25904                     24804.5                     25128.4
                                                         24637.3                     25191.5                     25615.9
                                                         25553.8                     27448.6                     27257.9
                                                         26187.5                     27849.4                     27781.2
6/30/99                                                    28039                     29108.2                     29628.7
                                                         27388.5                     28310.6                     29418.3
                                                         25254.9                     27263.1                     28635.8
                                                         24820.5                     27268.6                     28655.8
                                                         24304.2                     27380.3                     29019.8
                                                         25971.5                       29015                     31146.9
                                                           30288                     32299.4                     34523.2
                                                         29521.7                     31779.4                     33812.1
                                                         35821.6                     37026.2                     39117.2
                                                         33804.9                     34586.2                     38546.1
                                                         30505.5                     32504.1                     36252.6
                                                         27787.5                     30609.1                     34265.9
6/30/00                                                  33822.9                     33278.2                     37901.5

                           GROWTH OF A $10,000 INVESTMENT
                                                     LIPPER SMALL             AVERAGE ANNUAL TOTAL RETURNS
                                                          COMPANY               ONE           ONE      FIVE
CLASS AND              WITH    WITHOUT    RUSSELL          GROWTH              YEAR          YEAR     YEARS
INCEPTION DATE         LOAD       LOAD       2000      FUNDS AVG.            W/LOAD    W/OUT LOAD    W/LOAD
-----------------------------------------------------------------------------------------------------------
Class A -- 11/23/92 $25,801*   $27,309    $26,927    $     29,989            15.55%*       22.26%    15.32%*
Class B -- 4/28/94      N/A    $22,957    $28,578    $     25,474            14.49%*       19.49%    15.20%+
Class C -- 9/26/95      N/A    $18,385    $33,278    $     19,608            18.49%*       19.49%    N/A
Class Y -- 12/1/91      N/A    $33,823    $33,278    $     37,902            N/A           20.63%    N/A


                         AVERAGE ANNUAL TOTAL RETURNS
                           FIVE        SINCE         SINCE
CLASS AND                 YEARS    INCEPTION     INCEPTION
INCEPTION DATE       W/OUT LOAD       W/LOAD    W/OUT LOAD
-------------------  -------------------------------------
Class A -- 11/23/92      16.63%      13.28%*        14.12%
Class B -- 4/28/94       15.43%          N/A        14.41%
Class C -- 9/26/95          N/A          N/A        13.64%
Class Y -- 12/1/91       16.56%          N/A        15.25%

           ---------------------------------------------------------------------

* Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 3.00% back-end load for the Small-Cap Value Fund and 2.00% for the Small Company Growth Fund.

  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

  The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and the NASDAQ.

           ---------------------------------------------------------------------

FRAMLINGTON EMERGING MARKETS FUND
                                CLASS Y SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                              MSCI EMERGING MARKETS
                                                   CLASS Y                            INDEX
                                                   -------                    ---------------------
                                    Lipper Emerging Markets Funds Average
12/31/96                                                            10000              10000                       10000
                                                                    10590               9650                       10803
                                                                    10980               9808                       11206
                                                                    11060               9843                       10964
                                                                    11340               9896                       11029
                                                                    12060              10540                       11463
6/30/97                                                             12951              11121                       12100
                                                                  13281.8            11323.4                     12460.6
                                                                  13071.9            10015.5                     11334.1
                                                                  13492.8            10091.7                     11787.5
                                                                  11537.7            8435.62                     9991.09
                                                                  11086.6            8127.72                     9631.41
                                                                  11306.1             8323.6                     9777.81
                                                                  10018.3            7671.03                     9072.83
                                                                  11111.4            8471.89                     9880.31
                                                                  11533.6            8839.57                     10254.8
                                                                  11646.6            8743.22                       10345
                                                                  10379.5             7545.4                     9021.89
6/30/98                                                           9310.37            6753.88                        8244
                                                                  9454.63            6965.82                     8521.82
                                                                  6764.79            4925.53                     6116.11
                                                                  7302.59            5224.02                      6305.1
                                                                   7891.9            5767.84                     6837.88
                                                                   8191.8            6241.95                      7220.8
                                                                  8222.93            6128.35                     7139.21
                                                                  8264.04            6024.78                      7036.4
                                                                   8253.3               6079                     6982.22
                                                                  9184.27            6861.37                     7709.77
                                                                    10549            7700.52                     8690.45
                                                                  10466.8            7631.98                     8613.98
6/30/99                                                           12038.9               8482                     9616.64
                                                                  11480.3            8251.29                     9409.88
                                                                  11294.3            8326.38                     9301.67
                                                                  10704.7            8044.94                     8963.09
                                                                  11190.7             8216.3                     9280.38
                                                                    12659             8953.3                     10300.3
                                                                  15317.3            10092.2                     12168.8
                                                                  15504.2            10152.7                     12054.4
                                                                  16011.2            10286.7                     12590.8
                                                                  16249.8            10337.1                     12646.2
                                                                    13653            9357.18                     11229.8
                                                                  12473.4            8970.73                     10607.7
6/30/00                                                           13135.8             9286.5                     11134.9

                               GROWTH OF A $10,000 INVESTMENT
                                        MSCI EMERGING             LIPPER
CLASS AND              WITH   WITHOUT         MARKETS   EMERGING MARKETS
INCEPTION DATE         LOAD      LOAD           INDEX       FUND AVERAGE
------------------------------------------------------------------------------------------
Class A -- 1/14/97  $12,244*  $12,954   $       9,287   $         11,218
Class B -- 2/25/97  $11,258+  $11,558   $       8,892   $         10,025
Class C -- 3/3/97       N/A   $11,646   $       8,892   $         10,025
Class Y -- 12/31/96     N/A   $13,136   $       9,287   $         11,135

                             AVERAGE ANNUAL TOTAL RETURNS
                         ONE          ONE       SINCE        SINCE
CLASS AND               YEAR         YEAR   INCEPTION    INCEPTION
INCEPTION DATE        W/LOAD   W/OUT LOAD      W/LOAD   W/OUT LOAD
-------------------  ---------------------------------------------
Class A -- 1/14/97     3.31%*       9.32%       6.02%*       7.76%
Class B -- 2/25/97     4.15%*       9.15%       3.60%+       4.42%
Class C -- 3/3/97      7.37%*       8.37%         N/A        4.69%
Class Y -- 12/31/96      N/A        9.11%         N/A        8.11%

FRAMLINGTON HEALTHCARE FUND
                                CLASS Y SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                 S&P HEALTHCARE
                                                 CLASS Y                            COMPOSITE
                                                 -------                         --------------
                                Lipper Health/Biotechnology Funds Average
12/31/96                                                            10000              10000                       10000
                                                                    11020              11093                       10519
                                                                    10590              11255                       10557
                                                                     9610              10482                        9799
                                                                     9030              11340                        9801
                                                                    10290              12034                       10804
6/30/97                                                             10890              13188                       11355
                                                                    11120            13445.2                     11734.3
                                                                    11120            12356.1                     11446.8
                                                                  12339.9            13071.5                     12475.8
                                                                  11699.4            13207.5                     12087.8
                                                                  11649.1            13767.5                       12077
                                                                  11638.6            14371.9                     12121.6
                                                                  11848.1              15375                     12338.6
                                                                  12598.1              16236                     13091.3
                                                                  12948.3            16804.3                     13542.9
                                                                    12938            17200.9                       13589
                                                                  12138.4            16868.9                     13084.8
6/30/98                                                           11838.6            16868.9                     13395.2
                                                                    11100            18196.5                     13135.3
                                                                   8380.5              16153                     10970.6
                                                                  9810.21            18070.4                     12326.6
                                                                  10239.9            18724.5                     12838.1
                                                                  10810.3            19868.6                       13498
                                                                  11787.5            20724.9                       14613
                                                                  12130.5            20826.5                     14788.3
                                                                  10838.6            21078.5                     14190.9
                                                                  10323.8            21641.3                     14311.5
                                                                  10112.1            20295.2                     13804.9
                                                                  10374.1            19712.7                     13843.5
6/30/99                                                           10606.4            20637.2                     14459.6
                                                                  10838.7              19465                     14656.2
                                                                  11313.5            20169.7                     14997.7
                                                                  11393.8            18584.3                     14160.8
                                                                    11101            20823.8                       14655
                                                                  12645.1            20898.7                     15447.9
                                                                  16399.4            19015.7                     16943.2
                                                                  19931.9            20230.8                     18596.9
                                                                    27500            18110.7                     22364.6
                                                                    24200            19099.5                     20260.1
                                                                    23140            20625.5                       20017
                                                                  22716.6            21741.4                     20185.1
6/30/00                                                           28822.8            23524.2                     23973.9

                                GROWTH OF A $10,000 INVESTMENT
                                                            LIPPER HEALTH/
CLASS AND              WITH    WITHOUT    S&P HEALTHCARE     BIOTECHNOLOGY
INCEPTION DATE         LOAD       LOAD         COMPOSITE     FUNDS AVERAGE
-------------------------------------------------------------------------------------------
Class A -- 2/14/97  $23,922*   $25,319           $21,207    $      23,031
Class B -- 1/31/97  $25,015+   $25,315           $21,207    $      23,031
Class C -- 1/13/97      N/A    $26,805           $23,524    $      23,974
Class Y -- 12/31/96     N/A    $22,823           $23,524    $      23,974

                               AVERAGE ANNUAL TOTAL RETURNS
                         ONE           ONE        SINCE         SINCE
CLASS AND               YEAR          YEAR    INCEPTION     INCEPTION
INCEPTION DATE        W/LOAD    W/OUT LOAD       W/LOAD    W/OUT LOAD
-------------------  ------------------------------------------------
Class A -- 2/14/97   156.10%*      171.03%       29.47%*       31.66%
Class B -- 1/31/97   164.13%*      169.13%       30.80%+       31.25%
Class C -- 1/13/97   167.94%*      168.94%          N/A        32.92%
Class Y -- 12/31/96      N/A       171.74%          N/A        35.32%

           ---------------------------------------------------------------------

* Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 3.00% back-end load.

  Figures for the Morgan Stanley (MSCI) Emerging Market Index, an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East, include gross reinvestment of dividends. The S&P Healthcare Composite is a capitalization-weighted index of all of the stocks in the S&P 500 that are involved in the business of health care related products or services.

                                      xviii

           ---------------------------------------------------------------------

FRAMLINGTON INTERNATIONAL GROWTH FUND
                                CLASS Y SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                    CLASS Y                      MSCI EAFE INDEX
                                                    -------                      ---------------
                                       Lipper International Funds Average
12/31/96                                                            10000              10000                       10000
                                                                     9940               9650                        9969
                                                                    10070               9808                       10106
                                                                     9990               9843                       10130
                                                                    10030               9896                       10150
                                                                    10760              10540                       10753
6/30/97                                                             11350              11121                       11253
                                                                    11540            11303.4                     11560.2
                                                                  10789.9            10461.3                     10720.9
                                                                  11329.4            11049.2                     11382.4
                                                                  10459.3            10202.8                     10524.2
                                                                  10198.9            10100.8                     10426.3
                                                                  10221.3            10191.7                     10512.9
                                                                    10764            10660.5                     10759.9
                                                                    11468            11347.1                       11470
                                                                  11870.5            11698.8                     12056.2
                                                                    12032            11793.6                     12221.3
                                                                  12112.6            11739.3                     12233.6
6/30/98                                                           12014.5            11830.9                     12174.2
                                                                  12257.2              11954                     12350.8
                                                                  10555.9            10475.2                     10587.1
                                                                  9911.97            10156.8                     10205.9
                                                                  10656.4            11218.2                     10963.2
                                                                    11300            11795.9                       11530
                                                                  11819.8            12264.2                       11884
                                                                  12031.4            12231.1                     11976.7
                                                                  11568.2            11942.5                     11660.5
                                                                  12182.4              12444                     12067.5
                                                                  12595.4            12950.5                     12621.3
                                                                  12121.8            12286.1                     12102.6
6/30/99                                                           12897.6            12767.8                     12739.2
                                                                  13280.7            13150.8                     13067.9
                                                                  13592.8            13202.1                     13181.6
                                                                  13641.7            13338.1                     13231.6
                                                                  14307.4            13840.9                     13739.8
                                                                  15557.9            14325.3                     14800.5
                                                                  17197.7            15613.2                     16579.5
                                                                  16511.5            14623.3                     15644.4
                                                                  17576.5            15019.6                     16575.2
                                                                  17861.2            15605.4                     16706.2
                                                                  16805.7            14787.6                       15652
                                                                  16141.8            14429.8                     15144.9
6/30/00                                                           16679.3            14996.9                     15815.8

                              GROWTH OF A $10,000 INVESTMENT
                                                               LIPPER
CLASS AND               WITH    WITHOUT    MSCI EAFE    INTERNATIONAL
INCEPTION DATE          LOAD       LOAD        INDEX    FUNDS AVERAGE
-----------------------------------------------------------------------------------------
Class A -- 2/20/97   $15,515*   $16,421    $  15,290    $      15,808
Class B -- 3/19/97   $16,084+   $16,384    $  15,236    $      15,554
Class C -- 2/13/97       N/A    $16,130    $  15,290    $      15,808
Class Y -- 12/31/96      N/A    $16,679    $  14,997    $      15,816

                               AVERAGE ANNUAL TOTAL RETURNS
                         ONE           ONE        SINCE         SINCE
CLASS AND               YEAR          YEAR    INCEPTION     INCEPTION
INCEPTION DATE        W/LOAD    W/OUT LOAD       W/LOAD    W/OUT LOAD
--------------------  -----------------------------------------------
Class A -- 2/20/97    21.85%*       28.89%       13.96%*       15.90%
Class B -- 3/19/97    22.96%*       27.96%       15.57%+       16.22%
Class C -- 2/13/97    27.07%*       28.07%          N/A        15.19%
Class Y -- 12/31/96      N/A        29.34%          N/A        15.75%

           ---------------------------------------------------------------------

* Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 3.00% back-end load.

  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

  Figures for the MSCI EAFE Index, an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East, include gross reinvestment of dividends.

                      [This Page Intentionally Left Blank]

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS -- 63.9%
    ADVERTISING -- 0.6%
     4,400    Interpublic Group of
                Companies, Inc.           $    189,200
     1,400    Omnicom, Inc.                    124,687
                                          ------------
                                               313,887
                                          ------------
    AUTOMOBILE PARTS AND EQUIPMENT -- 0.1%
     1,000    Johnson Controls, Inc.            51,312
                                          ------------
    BANKING AND FINANCIAL SERVICES -- 2.7%
     3,450    Chase Manhattan
                Corporation                    158,916
     2,600    Citigroup, Inc.                  156,650
     4,200    Firstar Corporation               88,462
     9,300    FleetBoston Financial
                Corporation                    316,200
     2,000    MBNA Corporation                  54,250
     1,700    Mellon Financial
                Corporation                     61,944
     4,151    Metris Companies, Inc.           104,294
       400    Morgan Stanley, Dean
                Witter, Discover and
                Company                         33,300
     1,075    Northern Trust
                Corporation                     69,942
     3,000    PNC Bank Corporation             140,625
     4,000    Wells Fargo & Company            155,000
                                          ------------
                                             1,339,583
                                          ------------
    BROADCASTING -- 0.6%
    14,100    Spanish Broadcasting
                Systems, Inc., Class
                A+                             289,931
                                          ------------
    BUILDING MATERIALS -- 0.2%
     2,400    Masco Corporation                 43,350
     1,200    Southdown, Inc.                   69,300
                                          ------------
                                               112,650
                                          ------------
    BUSINESS SERVICES -- 0.4%
     9,450    Vicinity Corporation+            185,456
                                          ------------
    CHEMICALS -- SPECIALTY -- 0.1%
       800    Avery Dennison
                Corporation                     53,700
                                          ------------

SHARES                                           VALUE
------------------------------------------------------
    COMMERCIAL SERVICES -- 0.3%
     5,100    Manitowoc Company,
                Inc.                      $    136,425
                                          ------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES -- 9.2%
    12,150    Advanced Digital
                Information
                Corporation+                   193,641
     4,980    Affiliated Computer
                Services, Inc.+                164,651
     1,750    Computer Associates
                International, Inc.             89,578
       800    Computer Sciences
                Corporation+                    59,750
     6,750    Cybex Computer
                Products Corporation           290,250
     7,650    DSP Group, Inc.+                 428,400
     4,000    EMC Corporation+                 307,750
     1,600    Hewlett-Packard
                Company                        199,800
     2,225    International Business
                Machines Corporation           243,777
     7,200    Level 8 Systems, Inc.+           151,650
     4,400    MCSi, Inc.+                      113,850
     6,150    Microsoft Corporation+           492,000
     9,900    Optibase Ltd.+                   173,869
     4,450    Oracle Corporation+              374,078
     9,400    OTG Software, Inc.+              268,487
     8,850    SBS Technologies,
                Inc.+                          326,897
     1,800    Sun Microsystems,
                Inc.+                          163,688
     2,450    VERITAS Software
                Corporation+                   276,888
    22,400    Zomax, Inc.+                     294,000
                                          ------------
                                             4,613,004
                                          ------------
    DIVERSIFIED -- 0.7%
     7,050    Tyco International
                Ltd.                           333,994
                                          ------------
    DRUGS -- 4.9%
     2,100    American Home Products
                Corporation                    123,375
     3,600    Amgen, Inc.+                     252,900
     3,925    Cardinal Health, Inc.            290,450
    13,600    Charles River
                Laboratories
                International, Inc.+           301,750
    23,650    Creative BioMolecules,
                Inc.+                          331,100

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    DRUGS (CONTINUED)
    11,250    Dendreon Corporation+       $    186,328
     8,100    Enzon, Inc.+                     344,250
     3,825    Merck & Co., Inc.                293,091
       200    Protein Design Labs,
                Inc.+                           32,991
       525    QLT PhotoTherapeutics
                Inc.+                           40,589
     5,025    Schering-Plough
                Corporation                    253,762
                                          ------------
                                             2,450,586
                                          ------------
    ELECTRICAL EQUIPMENT -- 2.7%
    11,500    C-Cube Microsystems,
                Inc.+                          225,687
    11,175    General Electric
                Company                        592,275
     1,200    Honeywell
                International, Inc.             40,425
     5,950    ICOS Vision Systems
                Corporation NV+                217,175
    34,700    Imatron, Inc.+                    81,328
     2,500    Texas Instruments,
                Inc.                           171,719
                                          ------------
                                             1,328,609
                                          ------------
    ELECTRONICS -- 7.8%
       229    Agilent Technologies,
                Inc.+                           16,889
       900    Applied Micro Circuits
                Corporation+                    88,875
    16,750    August Technology
                Corporation+                   275,328
     5,000    BTU International,
                Inc.+                           60,000
    10,750    CISCO Systems, Inc.+             683,297
     6,400    CTS Corporation                  288,000
    13,450    General Semiconductor,
                Inc.+                          198,387
    38,250    Genus, Inc.+                     313,172
     5,550    International
                Rectifier
                Corporation+                   310,800
     1,775    Jabil Circuit, Inc.+              88,084
     3,350    Kulicke & Soffa
                Industries, Inc.+              198,906
     2,250    Lexmark International
                Group, Inc.+                   151,313
    11,600    Micro Component
                Technology, Inc.+              100,050

SHARES                                           VALUE
------------------------------------------------------
    ELECTRONICS (CONTINUED)
     4,200    SCI Systems, Inc.+          $    164,588
     1,600    Solectron Corporation+            67,000
     2,000    Teradyne, Inc.+                  147,000
     7,500    Therma-Wave, Inc.+               167,344
     6,950    Trimble Navigation
                Ltd.+                          339,247
    14,600    Valence Technology,
                Inc.+                          269,187
                                          ------------
                                             3,927,467
                                          ------------
    ENVIRONMENTAL -- 0.6%
    17,900    Republic Services,
                Inc.+                          286,400
                                          ------------
    FINANCIAL SERVICES -- 2.0%
     4,275    Automatic Data
                Processing, Inc.               228,980
     7,275    Federal Home Loan
                Mortgage Corporation           294,638
     7,850    Fiserv, Inc.+                    339,512
     1,440    Lehman Brothers
                Holdings, Inc.                 136,170
                                          ------------
                                               999,300
                                          ------------
    FOOD AND BEVERAGES -- 1.6%
     3,350    Anheuser-Busch
                Companies, Inc.                250,203
     1,800    Bestfoods                        124,650
     5,100    McCormick & Company,
                Inc.                           165,750
     6,000    Sysco Corporation                252,750
                                          ------------
                                               793,353
                                          ------------
    GROCERY  -- 0.4%
     4,050    Safeway, Inc.+                   182,756
                                          ------------
    HEALTH CARE -- 1.6%
        56    Coram Healthcare
                Corporation+                        20
     6,600    Health Management
                Associates, Inc.+               86,213
     5,900    Province Healthcare
                Company+                       213,137
     7,200    Tenet Healthcare
                Corporation                    194,400
     5,900    Trigon Healthcare,
                Inc.+                          304,219
                                          ------------
                                               797,989
                                          ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    INSURANCE -- 1.4%
     8,000    Ace Ltd., ADR               $    224,000
     1,558    American International
                Group, Inc.                    183,065
       700    Marsh & McLennan
                Companies, Inc.                 73,106
     1,400    MGIC Investment
                Corporation                     63,700
     3,300    Radian Group, Inc.               170,775
                                          ------------
                                               714,646
                                          ------------
    INTERNET SOFTWARE -- 2.1%
    19,800    ClickAction, Inc.+               316,800
     6,250    IntraNet Solutions,
                Inc.+                          239,844
    24,350    ProsoftTraining.com+             409,384
       675    webMethods, Inc.+                106,102
                                          ------------
                                             1,072,130
                                          ------------
    MACHINERY AND HEAVY EQUIPMENT -- 1.1%
     8,900    Applied Science and
                Technology, Inc.+              230,287
     4,200    Deere & Company                  155,400
     4,490    Dover Corporation                182,126
                                          ------------
                                               567,813
                                          ------------
    MANUFACTURING -- 0.8%
     9,300    Pall Corporation                 172,050
     9,700    Varco International,
                Inc.+                          225,525
                                          ------------
                                               397,575
                                          ------------
    MEDICAL SERVICES AND SUPPLIES -- 3.4%
     4,000    Abbott Laboratories              178,250
     6,350    Baxter International,
                Inc.                           446,484
     7,300    Bindley Western
                Industries, Inc.               192,994
     4,450    Biomet, Inc.                     171,047
     2,100    Johnson & Johnson
                Company                        213,937
    13,400    Orthofix International
                N.V., ADR+                     239,525
     9,850    Sonic Innovations,
                Inc.+                          182,841
     1,050    UnitedHealth Group,
                Inc.                            90,038
                                          ------------
                                             1,715,116
                                          ------------
    METALS -- 0.3%
     5,400    Alcoa, Inc.                      156,600
                                          ------------

SHARES                                           VALUE
------------------------------------------------------
    OIL AND GAS -- 3.1%
    21,350    Bellwether Exploration
                Company+                  $    177,472
     5,700    Burlington Resources,
                Inc.                           218,025
     1,000    Coastal Corporation               60,875
     3,800    El Paso Energy
                Corporation                    193,562
     2,400    Exxon Mobil
                Corporation                    188,400
    18,700    Key Energy Group,
                Inc.+                          179,988
     5,025    Noble Drilling
                Corporation+                   206,967
     6,100    Pride International,
                Inc.+                          150,975
     7,400    USX-Marathon Group               185,463
                                          ------------
                                             1,561,727
                                          ------------
    PAPER AND FOREST PRODUCTS -- 0.1%
     2,100    International Paper
                Company                         62,606
                                          ------------
    REAL ESTATE INVESTMENT TRUST -- 1.0%
     2,000    Apartment Investment &
                Management Company,
                Class A                         86,500
     8,700    Duke-Weeks Realty
                Corporation                    194,663
     7,500    Kilroy Realty
                Corporation                    194,531
                                          ------------
                                               475,694
                                          ------------
    REGIONAL MALLS -- 0.1%
     3,200    Simon Property Group,
                Inc.                            71,000
                                          ------------
    RESTAURANTS -- 0.8%
     8,150    Brinker International,
                Inc.+                          238,387
     1,000    Outback Steakhouse,
                Inc.+                           29,250
     1,000    Papa John's
                International, Inc.+            24,500
     2,175    Starbucks Corporation+            83,058
     1,500    Wendy's International,
                Inc.                            26,719
                                          ------------
                                               401,914
                                          ------------
    RETAIL -- 2.3%
    21,650    Family Dollar Stores,
                Inc.                           423,528
    11,250    Gadzooks, Inc.+                  130,605
     5,000    Intimate Brands, Inc.             98,750

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    RETAIL (CONTINUED)
     2,700    RadioShack Corporation      $    127,913
     3,850    Wal-Mart Stores, Inc.            221,856
     3,800    Walgreen Company                 122,313
                                          ------------
                                             1,124,965
                                          ------------
    RETAIL -- BUILDING SUPPLIES -- 0.5%
     3,875    Home Depot, Inc.                 193,508
       900    Lowe's Companies, Inc.            36,956
                                          ------------
                                               230,464
                                          ------------
    RETAIL -- SPECIALTY -- 0.5%
    23,300    Oakley, Inc.+                    267,950
                                          ------------
    SEMICONDUCTORS -- 3.3%
     2,375    Altera Corporation+              242,102
     1,900    Applied Materials,
                Inc.+                          172,187
     6,650    Intel Corporation                889,022
     1,600    Maxim Integrated
                Products, Inc.+                108,700
       750    PMC-Sierra, Inc.+                133,266
       375    SDL, Inc.+                       106,945
                                          ------------
                                             1,652,222
                                          ------------
    TELECOMMUNICATIONS -- 6.2%
     1,700    ADC
                Telecommunications,
                Inc.+                          142,587
     2,625    Amdocs Ltd.+                     201,469
     3,800    BellSouth Corporation            161,975
     3,725    Comverse Technology,
                Inc.+                          346,425
       500    Corning, Inc.                    134,937
     9,950    Digital Microwave
                Corporation+                   379,344
     2,550    Exfo Electro-Optical
                Engineering, Inc.+             111,881
    32,700    Glenayre Technologies,
                Inc.+                          345,394
     2,500    GTE Corporation                  155,625
       700    Lucent Technologies,
                Inc.                            41,475
     2,950    Nortel Networks
                Corporation                    201,337
     1,950    Qwest Communications
                International Inc.+             96,891

SHARES                                           VALUE
------------------------------------------------------
    TELECOMMUNICATIONS (CONTINUED)
     1,900    SBC Communications,
                Inc.                      $     82,175
     2,700    Sprint Corporation               137,700
     3,450    Stratos Lightwave,
                Inc.+                           96,169
     1,300    VoiceStream Wireless
                Corporation+                   151,186
    15,850    Westell Technologies,
                Inc., Class A+                 237,750
     2,200    WorldCom, Inc.+                  100,925
                                          ------------
                                             3,125,245
                                          ------------
    TRANSPORTATION -- 0.1%
       375    Kansas City Southern
                Industries, Inc.                33,258
                                          ------------
    UTILITIES -- 0.3%
     7,800    Northeast Utilities              169,650
                                          ------------
TOTAL COMMON STOCKS
  (Cost $30,083,686)                        31,996,977
                                          ------------
PRINCIPAL
AMOUNT
----------
ASSET BACKED SECURITIES -- 0.6%
  (Cost $299,984)
$  300,000    WFS Financial Owner
                Trust, Series 2000 B
                Class A3, 7.750% due
                11/20/2004                     301,410
                                          ------------
COLLATERALIZED MORTGAGE  OBLIGATIONS
(CMO) -- 2.2%
   600,000    Federal Home Mortgage
                Corporation,
                Series 1541, Class
                F,
                6.250% due
                05/15/2019                     594,252
   550,000    Federal Home Mortgage
                Corporation, Series
                1702-A, Class PD,
                6.500% due
                04/15/2022                     533,929
                                          ------------
TOTAL COLLATERALIZED
  MORTGAGE
  OBLIGATIONS (CMO)
  (Cost $1,133,719)                          1,128,181
                                          ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                           VALUE
------------------------------------------------------
CORPORATE BONDS AND NOTES -- 7.0%
    FINANCE -- 2.5%
$  150,000    Bank of America
                Corporation,
                7.800% due
                02/15/2010                $    149,207
   300,000    Block Financial
                Corporation,
                8.500% due
                04/15/2007                     302,887
   250,000    Countrywide Capital
                III,
                8.050% due
                06/15/2027                     215,034
   300,000    Household Finance
                Corporation,
                8.000% due
                05/09/2005                     302,375
   300,000    Pitney Bowes Credit
                Corporation,
                8.625% due
                02/15/2008                     311,461
                                          ------------
                                             1,280,964
                                          ------------
    GOVERNMENT AGENCY -- 0.8%
   400,000    Tennessee Valley
                Authority,
                6.375% due
                06/15/2005                     388,825
                                          ------------
    INDUSTRIAL -- 1.5%
   250,000    American Greetings
                Corporation,
                6.100% due
                08/01/2028                     223,544
   300,000    Harris Corporation,
                6.350% due
                02/01/2028                     268,867
   250,000    Racers-Kellogg, Series
                1998, 144A,
                5.750% due
                02/02/2001                     247,618
                                          ------------
                                               740,029
                                          ------------
    TELECOMMUNICATIONS -- 1.2%
   360,000    AT&T Corporation,
                6.000% due
                03/15/2009                     320,990
   300,000    WorldCom, Inc.,
                7.875% due
                05/15/2003                     302,557
                                          ------------
                                               623,547
                                          ------------

PRINCIPAL
AMOUNT                                           VALUE
------------------------------------------------------
    UTILITY -- ELECTRIC -- 1.0%
$  250,000    National Rural
                Utilities
                Cooperative Finance,
                6.125% due
                05/15/2005                $    237,282
   300,000    Puget Sound Energy,
                Inc., 7.020% due
                12/01/2027                     260,408
                                          ------------
                                               497,690
                                          ------------
TOTAL CORPORATE BONDS AND
  NOTES
  (Cost $3,721,094)                          3,531,055
                                          ------------

SHARES
----------
PREFERRED STOCKS -- 0.6%
  (Cost $311,364)
    FINANCIAL SERVICES -- 0.6%
    12,000    AT&T Corporation            $    308,250
                                          ------------
PRINCIPAL
AMOUNT
----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.0%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 0.2%
              FHLMC:
$   83,625    Pool #E62394, Gold,
                7.500% due
                09/01/2010                      83,530
    12,705    Pool #200021,
                10.500% due
                11/01/2000                      12,796
                                          ------------
                                                96,326
                                          ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
        (FNMA) -- 1.0%
              FNMA:
   156,926    Pool #303105,
                11.000% due
                11/01/2020                     170,468
   288,758    Pool #100081,
                11.500% due
                08/20/2016                     319,438
                                          ------------
                                               489,906
                                          ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                           VALUE
------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    GOVERNMENT AGENCY -- 0.5%
$1,775,000    Resolution Funding
                Corporation,
                0.010% due
                04/15/2030                $    266,852
                                          ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 0.3%
   147,618    Pool #780584,
                7.000% due
                06/15/2027                     144,520
                                          ------------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS
  (Cost $1,039,276)                            997,604
                                          ------------
U.S. TREASURY OBLIGATIONS -- 13.0%
    U.S. TREASURY BONDS -- 3.5%
   400,000    3.875% due 04/15/2029            398,875
 1,100,000    8.000% due 11/15/2021          1,327,563
                                          ------------
                                             1,726,438
                                          ------------
    U.S. TREASURY NOTES -- 9.5%
 1,175,000    7.000% due 07/15/2006          1,217,227
 3,350,000    7.875% due 11/15/2004          3,544,907
                                          ------------
                                             4,762,134
                                          ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $6,579,762)                          6,488,572
                                          ------------


PRINCIPAL
AMOUNT                                           VALUE
------------------------------------------------------
REPURCHASE AGREEMENT -- 10.2%
  (Cost $5,089,000)
$5,089,000    Agreement with State
                Street Bank and
                Trust Company,
                6.350% dated
                06/30/2000, to be
                repurchased at
                $5,091,692 on
                07/03/2000,
                collateralized by
                $4,975,000 U.S.
                Treasury Note,
                7.875%, maturing
                08/15/2001 (value
                $5,192,656)               $  5,089,000
                                          ------------

OTHER INVESTMENTS**
    (Cost $11,097,500)        22.2%       11,097,500
                                        ------------
TOTAL INVESTMENTS
    (Cost $59,355,385*)      121.7%       60,938,549
OTHER ASSETS AND
  LIABILITIES (NET)          (21.7)      (10,858,064)
                             -----      ------------
NET ASSETS                   100.0%     $ 50,080,485
                             =====      ============

------------
 * Aggregate cost for Federal tax purposes is $59,553,211.
 ** As of June 30, 2000 the market value of the securities on loan is $10,844,977. Collateral received for securities loaned includes $225,400 invested in Government Securities and the remaining $10,872,100 invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Equity Income Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 91.1%
    AEROSPACE -- 1.6%
     52,000    United Technologies
                 Corporation             $  3,061,500
                                         ------------
    BANKING AND FINANCIAL SERVICES -- 16.7%
     90,000    Chase Manhattan
                 Corporation                4,145,625
     70,250    Citigroup, Inc.              4,232,563
    114,000    Federal Home Loan
                 Mortgage Corporation       4,617,000
     78,000    Firstar Corporation          1,642,875
     26,300    Fiserv, Inc.+                1,137,475
    160,200    FleetBoston Financial
                 Corporation                5,446,800
     44,370    Lehman Brothers
                 Holdings, Inc.             4,195,738
     75,400    PNC Financial Services
                 Group                      3,534,375
     90,200    Wells Fargo & Company        3,495,250
                                         ------------
                                           32,447,701
                                         ------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES -- 8.3%
    116,600    Affiliated Computer
                 Services, Inc.+            3,855,087
     45,000    Computer Associates
                 International, Inc.        2,303,438
     18,500    Hewlett-Packard Company      2,310,188
     31,900    Intel Corporation            4,264,631
     85,000    SCI Systems, Inc.+           3,330,937
                                         ------------
                                           16,064,281
                                         ------------
    DIVERSIFIED MANUFACTURING -- 2.9%
     81,200    Dover Corporation            3,293,675
    127,500    Pall Corporation             2,358,750
                                         ------------
                                            5,652,425
                                         ------------
    DRUGS -- 1.1%
     29,000    Merck & Co., Inc.            2,222,125
                                         ------------
    DRUGS AND HEALTH CARE -- 1.2%
     50,000    Abbott Laboratories          2,228,125
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
    FOOD AND BEVERAGES -- 4.4%
     25,300    Anheuser-Busch
                 Companies, Inc.         $  1,889,594
     46,500    General Mills, Inc.          1,778,625
     93,700    McCormick & Company,
                 Inc.                       3,045,250
     44,500    Sysco Corporation            1,874,562
                                         ------------
                                            8,588,031
                                         ------------
    HEALTH CARE -- 4.4%
     39,000    CIGNA Corporation            3,646,500
    110,000    HCA -- The Healthcare
                 Company                    3,341,250
     58,800    Tenet Healthcare
                 Corporation                1,587,600
                                         ------------
                                            8,575,350
                                         ------------
    HEAVY EQUIPMENT -- 1.7%
     87,400    Deere & Company              3,233,800
                                         ------------
    HOTELS AND RESTAURANTS -- 0.6%
     38,650    Brinker International,
                 Inc.+                      1,130,513
                                         ------------
    HOUSEHOLD FURNISHINGS AND APPLIANCES -- 0.9%
     35,500    Whirlpool Corporation        1,655,187
                                         ------------
    INSURANCE -- 5.5%
    139,900    Ace Ltd.                     3,917,200
     49,000    American General
                 Corporation                2,989,000
     83,000    MGIC Investment
                 Corporation                3,776,500
                                         ------------
                                           10,682,700
                                         ------------
    MEDICAL INSTRUMENTS, SERVICES, AND SUPPLIES --
      3.7%
     60,340    Baxter International,
                 Inc.                       4,242,656
     57,600    Trigon Healthcare, Inc.+     2,970,000
                                         ------------
                                            7,212,656
                                         ------------
    METALS AND MINING -- 1.5%
     97,000    Alcoa, Inc.                  2,813,000
                                         ------------
    NEWS AND PUBLISHING -- 0.4%
     16,020    Knight-Ridder, Inc.            852,064
                                         ------------

                       See Notes to Financial Statements.

           Munder Equity Income Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
         a}
    OIL AND PETROLEUM -- 12.0%
     61,166    BP Amoco Plc, ADR         $  3,459,702
     81,300    Burlington Resources,
                 Inc.                       3,109,725
     35,000    ENSCO International,
                 Inc.                       1,253,437
    102,126    Exxon Mobil Corporation      8,016,891
     99,030    Tosco Corporation            2,803,787
     58,948    Total Fina EIF SA, ADR       4,527,943
                                         ------------
                                           23,171,485
                                         ------------
    OIL EQUIPMENT AND SERVICES -- 1.2%
     32,000    Schlumberger Ltd.            2,388,000
                                         ------------
    REAL ESTATE -- 5.5%
     71,100    Apartment Investment &
                 Management Company         3,075,075
     82,300    Boston Properties, Inc.      3,178,837
     81,140    Duke Realty Investments,
                 Inc.                       1,815,508
     40,000    General Growth
                 Properties, Inc.           1,270,000
     32,000    Kimco Realty Corporation     1,312,000
                                         ------------
                                           10,651,420
                                         ------------
    RETAIL -- 2.2%
    222,800    Family Dollar Stores,
                 Inc.                       4,358,525
                                         ------------
    TELECOMMUNICATIONS -- 9.8%
     25,830    ALLTEL Corporation           1,599,846
     59,000    Bell Atlantic
                 Corporation                2,997,938
     80,500    BellSouth Corporation        3,431,312
     33,900    GTE Corporation              2,110,275
     76,800    Motorola, Inc.               2,232,000
     73,000    SBC Communications, Inc.     3,157,250
     67,400    Sprint Corporation           3,437,400
                                         ------------
                                           18,966,021
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
    UTILITIES -- NATURAL GAS -- 5.5%
    121,562    El Paso Energy
                 Corporation             $  6,192,064
    206,471    MCN Corporation Holding
                 Company                    4,413,318
                                         ------------
                                           10,605,382
                                         ------------
TOTAL COMMON STOCKS
                    (Cost $171,476,904)   176,560,291
                                         ------------
CONVERTIBLE PREFERRED STOCKS -- 1.9%
                      (Cost $3,909,375)
     90,000    Mediaone Group, Inc.,
                 7.000% Conv. Pfd.          3,645,000
                                         ------------
PRINCIPAL
-----------
         A}
REPURCHASE AGREEMENT -- 5.8%
                     (Cost $11,290,000)
$11,290,000    Agreement with State
                 Street Bank and Trust
                 Company, 6.35% dated
                 06/30/2000, to be
                 repurchased at
                 $11,295,974 on
                 07/03/2000,
                 collateralized by
                 $10,115,000 U.S.
                 Treasury Bond, 7.500%
                 maturing 11/15/2016
                 (value $11,518,456)       11,290,000
                                         ------------

OTHER INVESTMENTS**
  (Cost $3,903,140)           2.0%        3,903,140
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $190,579,419*)      100.8%      195,398,431
OTHER ASSETS AND
  LIABILITIES (NET)          (0.8)       (1,551,531)
                            -----      ------------
NET ASSETS                  100.0%     $193,846,900
                            =====      ============

------------
 * Aggregate cost for Federal tax purposes is $190,526,532.
 ** As of June 30, 2000, the market value of the securities on loan is $3,663,313. Collateral received for securities loaned of $3,903,140 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 98.8%
    ARGENTINA -- 0.4%
     1,100    Alpargatas S.A.I.C., ADR+  $        660
     3,446    Banco de Galicia Bueno,
                ADR                            51,044
     1,856    Banco Frances del Rio de
                la Plata SA, ADR               40,136
     5,000    Banco Rio de La Plata SA         73,125
     9,000    Corporacion Mapfre, ADR          53,083
       600    El Sitio, Inc.+                   4,275
       615    IRSA Inversiones Y
                Representaciones SA,
                GDR                            14,068
     1,720    Metrogas SA, ADR                 15,050
    12,065    Perez Companc SA, ADR            95,365
     1,100    Quilmes Industrial SA,
                ADR                            12,238
     5,900    Telecom Argentina SA, ADR       162,250
     7,000    Telefonica de Argentina,
                ADR                           222,250
     2,200    Transportadora de Gas del
                Sur SA, ADR                    19,800
                                         ------------
                                              763,344
                                         ------------
    AUSTRALIA -- 2.5%
     4,750    Amcor Ltd.                       65,312
     2,100    Ashton Mining Ltd., ADR           6,280
     9,250    Australia & New Zealand
                Bank, ADR                     352,078
    29,740    Broken Hill Proprietary
                Ltd., ADR                     706,325
     2,800    Burns, Philip & Company
                Ltd., ADR                       4,220
    14,500    Coca-Cola Amatil Ltd.,
                ADR                            56,366
     4,300    Coles Myer Ltd., ADR            130,075
     7,700    CSR Ltd., ADR                    85,469
     4,400    E-mail Partners Ltd., ADR        16,104
     1,100    FH Faulding & Company,
                ADR                            21,536
     7,352    Goldfields Ltd., ADR             28,948
     9,500    Goodman Fielder Ltd., ADR        28,180
     6,100    James Hardie Industries,
                ADR                            32,023
     4,700    Kidston Gold Mines Ltd.,
                ADR+                            1,321
     1,400    Lihir Gold Ltd., ADR+            11,375
    24,300    M.I.M. Holdings Ltd., ADR        26,159
     2,100    Mayne Nickless Ltd., ADR         21,539
     8,800    National Australia Bank
                Ltd., ADR                     728,200

SHARES                                          VALUE
-----------------------------------------------------
    AUSTRALIA (CONTINUED)
    23,100    News Corporation Ltd.,
                ADR                      $  1,258,950
     5,139    Normandy Mining Ltd.             27,660
     4,500    North Ltd., ADR                  53,152
     1,300    Orbital Engineering Ltd.,
                ADR+                           11,212
     4,200    Origin Energy Ltd., ADR          42,918
     7,700    Pacific Dunlop Olympic
                Ltd., ADR                      26,950
     1,700    Petsec Energy Ltd., ADR+            534
     4,470    Rio Tinto Ltd., ADR             295,334
     4,500    Santos Ltd., ADR                 54,000
       600    Simsmetal Ltd., ADR               7,794
       700    Sons of Gwalia, ADR              10,989
     3,700    Southcorp Holdings Ltd.,
                ADR                            53,328
     6,900    St. George Bank Ltd., ADR        94,093
    24,600    Telstra Corporation Ltd.        508,912
    11,300    Westpac Banking Ltd., ADR       403,975
     8,500    WMC Ltd., ADR                   153,000
    19,100    Woodside Petroleum Ltd.         148,496
                                         ------------
                                            5,472,807
                                         ------------
    AUSTRIA -- 0.1%
    12,400    Bank Austria
                Aktiengeselschaft, ADR        120,798
     5,220    EVN-Energie Versorgung
                Niederoesterreich AG,
                ADR                            38,871
     4,000    OMV AG, ADR                      69,502
       700    Wolford AG, ADR                   4,264
                                         ------------
                                              233,435
                                         ------------
    BELGIUM -- 0.0%#
     1,230    Dexia                                 0
       900    Xeikon NV, ADR+                  13,838
                                         ------------
                                               13,838
                                         ------------
    BERMUDA -- 0.1%
       400    ESG Re Ltd.                       1,575
        50    FLAG Telecom Holdings
                Ltd.+                             744
       400    Frontline Ltd., ADR+              2,118
       500    LaSalle Re Holdings Ltd.,
                ADR                             7,094
     1,700    PartnerRe Ltd., ADR              60,244
     3,100    XL Capital Ltd., Class A        167,787
                                         ------------
                                              239,562
                                         ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    BRAZIL -- 0.6%
     2,225    Aracruz Celulose SA, ADR   $     42,970
     3,996    Cemig-Companhia
                Energetica de Minas,
                ADR                            69,794
    31,000    Centrais Eletricas
                Brasileiras SA, ADR           317,992
     2,710    Centrais Geradoras do
                Suldo Brasil SA, ADR+          15,921
     3,900    Companhia Cervejaria
                Brahma, ADR                    47,775
     2,100    Companhia Siderurgica
                Nacional, ADR                  64,706
     3,400    Continental AG, ADR              56,805
     6,300    Embratel Participacoes
                SA, ADR                       148,838
     3,900    Panamerican Beverages
                Inc., Class A, ADR             58,256
       620    Tele Celular Sul
                Participacoes SA               28,055
     2,433    Tele Centro Oeste Celular
                Participacoes SA, ADR          29,196
     1,240    Tele Centro Sul
                Participacoes SA, ADR          90,598
       300    Tele Nordeste Celular
                Participacoes SA, ADR          20,775
     7,038    Tele Norte Leste
                Participacoes SA, ADR         166,265
     1,240    Tele Sudeste Celular
                Participacoes SA, ADR          37,820
       300    Telemig Celular
                Participacoes SA, ADR          21,450
     2,480    Telesp Celular
                Participacoes SA, ADR         111,290
                                         ------------
                                            1,328,506
                                         ------------
    CANADA -- 4.2%
        50    724 Solutions, Inc.+              2,194
     5,700    Abitibi-Consolidated,
                Inc., ADR                      53,437
     1,600    Agnico Eagle Mines Ltd.,
                ADR                            10,300
       600    Alliance Atlantis
                Communications Corp.,
                Class B+                        7,500
       700    BAE Systems Canada, Inc.         10,063
     7,950    Bank of Montreal, ADR           339,366
    10,900    BCE Emergis, Inc.+              665,047

SHARES                                          VALUE
-----------------------------------------------------
    CANADA (CONTINUED)
    18,300    BCE, Inc., ADR             $    435,769
     2,400    Bell Canada
                International, Inc.+           69,450
     3,200    BioChem Pharmaceuticals,
                Inc.+                          78,800
     1,200    Biomira, Inc., ADR+              11,025
     1,400    Biovail Corporation+             77,612
     8,450    Brascan Corporation,
                Class A                       100,344
       460    Campbell Resources, Inc.+           805
    11,800    Canadian Imperial Bank of
                Commerce                      323,025
     5,700    Canadian National Railway
                Company                       166,369
     4,100    Canadian Occidental
                Petroleum, ADR                111,469
     9,900    Canadian Pacific Ltd.,
                ADR                           259,256
    14,000    Canadian Tire
                Corporation, Ltd.,
                Class A                       210,946
     3,800    Celestica, Inc.+                188,575
     4,600    Certicom Corporation+           156,649
     1,100    Clearnet Communications,
                Inc., Class A, ADR+            30,542
     2,500    Cominco, ADR                     34,531
     1,800    Corel, ADR+                       7,088
     1,800    Cott Corporation, ADR+           10,800
     1,300    Decoma International,
                Inc.                            9,831
     5,500    Domatar, Inc., ADR               51,219
       700    Dorel Industries, Inc.+          15,663
     4,600    Enbridge, Inc.                   93,437
     3,200    Encal Energy Ltd.+               20,400
       400    Fahnestock Viner
                Holdings, Inc., ADR             7,500
     1,600    Fairfax Financial
                Holdings Ltd.+                175,135
       900    Four Seasons Hotels,
                Inc., ADR                      55,969
     3,300    Global Thermoelectric,
                Inc.+                          57,750
     2,000    Goldcorp, Inc., Class A,
                ADR+                           14,375
     1,200    GSI Lumonics, Inc.+              42,150
       300    GT Group Telecom, Inc.,
                Class B+                        4,744
    10,406    Gulf Canada Resources,
                ADR+                           50,079
    12,600    Imperial Oil Ltd., ADR          307,125
       700    Intertape Polymer Group
                Inc., ADR                      12,075

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    CANADA (CONTINUED)
     1,200    Intrawest Corporation      $     22,800
     1,250    Ipsco, Inc., ADR                 15,781
       300    Jetform Corporation, ADR+         1,463
     1,600    Loewen Group, Inc., ADR+            887
     2,400    Magna International,
                Class A, ADR                  113,400
    18,000    Manulife Financial Corp.        320,625
     5,200    Methanex Corporation,
                ADR+                           17,712
     1,600    Microcell
                Telecommunications,
                Inc.+                          57,800
     3,500    Mitel Corporation, ADR+          73,500
    28,738    Nortel Networks
                Corporation                 1,961,368
     2,750    NOVA Chemicals
                Corporation                    59,125
     2,900    Numac Energy, Inc., ADR+          9,606
     5,000    Nurun, Inc.+                    142,736
     1,600    Potash Corporation of
                Saskatchewan, ADR              88,300
     1,800    Rio Algom Ltd., ADR              20,925
       500    Rogers Cantel Mobil
                Communications, Class
                B, ADR+                        16,813
     6,300    Rothmans, Inc.                   77,686
     9,400    Royal Bank of Canada            485,862
     2,000    Royal Group Technologies
                Ltd.+                          47,750
     4,300    Royal Oak Mines, ADR+                 0
       200    Sun Life Financial
                Services of Canada+             3,375
     6,600    Suncor Energy, Inc.             153,862
     1,200    Supersol Ltd.                    21,750
     3,270    Talisman Energy, Inc.+          108,319
     4,100    Teleglobe, Inc.                  86,356
     2,100    Telesystem International
                Wireless, Inc.+                38,850
    60,900    TransCanada PipeLines
                Ltd.                          464,980
    13,352    TransCanada PipeLines
                Ltd., ADR                     101,809
     4,300    Trizec Hahn Corporation,
                ADR                            76,862
     3,400    West Coast Energy, Inc.,
                ADR                            52,700
     6,200    Westport Innovations,
                Inc.                           59,068

SHARES                                          VALUE
-----------------------------------------------------
    CANADA (CONTINUED)
     2,700    Wi-LAN, Inc.+              $     76,074
                                         ------------
                                            9,056,558
                                         ------------
    CHILE -- 0.3%
       500    AFP Provida, ADR                 10,625
     1,000    Banco de A. Edwards, ADR,
                SER A                          13,500
     3,400    Banco Santander Chile,
                ADR                            54,400
     2,800    Banco Santiago SA, ADR           50,050
     1,900    Compania Cervecerias
                Unidas SA, ADR                 43,106
     6,875    Compania de
                Telecomunicaciones de
                Chile SA, ADR                 124,609
       800    Cristalerias de Chile,
                ADR                            13,200
     2,700    Distribucion y Servicio
                D&S SA                         46,913
     2,000    Embotelladora Andina SA,
                ADR                            23,500
     8,200    Empresa Nacional
                Electricidad SA, ADR           90,712
     4,060    Enersis S.A., ADR                80,946
     2,500    Gener SA, ADR                    36,719
       500    Laboratorio Chile SA, ADR         9,594
     1,900    Linea Aerea Nacional
                Chile SA, ADR                  13,775
     1,100    Madeco, ADR                       8,388
       800    Maderas Y Sintelicos
                Sociedad (Masisa), ADR          9,450
       800    Quimica Minera Chile SA,
                ADR                            17,800
     3,200    Quinenco SA, ADR                 31,200
       420    Telex-Chile SA, ADR+              1,365
       400    Vina Concha Y Toro SA,
                ADR                            14,575
                                         ------------
                                              694,427
                                         ------------
    CHINA\HONG KONG -- 3.9%
    16,400    Amoy Properties Ltd., ADR        55,224
     1,440    Asia Pulp & Paper Company
                Ltd.+                              23
     7,200    Asia Pulp & Paper Company
                Ltd., ADR+                     36,450
     1,200    Asia Satellite
                Telecommunications
                Holdings Ltd., ADR             41,100
    39,448    Bank East Asia Ltd., ADR         92,098

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    CHINA\HONG KONG (CONTINUED)
       750    Beijing Yanhua
                Petrochemical Company
                Ltd., ADR                $      4,125
     3,200    C.P. Pokphand, ADR+               2,566
    13,632    Cable & Wireless HKT
                Ltd., ADR                     293,088
    19,400    Cathay Pacific Airways,
                ADR                           179,802
     5,900    CDL Hotels International
                Ltd., ADR                      25,733
    16,900    China Telecom (Hong Kong)
                Ltd.+                       3,005,031
     3,000    China Unicom Ltd., ADR+          63,750
    10,080    Dairy Farm International
                Ltd., ADR                      30,240
       500    DSG International Ltd.,
                ADR+                            2,500
       579    Egana International
                Holdings Ltd., ADR              5,259
    13,700    First Pacific Company
                Ltd., ADR                      23,286
     3,700    Glorious Sun Enterprises
                Ltd.                           10,323
     1,300    Gold Peak Industries
                Ltd., ADR                       3,627
     2,600    Guangshen Railway Company
                Ltd., ADR                      13,000
     7,950    Hang Lung Development,
                ADR                            30,850
    55,400    Hang Seng Bank Ltd., ADR        525,893
    49,400    Henderson Land
                Development Company
                Ltd., ADR                     217,359
   148,397    Hong Kong and China Gas
                Ltd., ADR                     166,567
    57,900    Hong Kong Electric
                Holdings Ltd., ADR            186,427
    14,900    Hong Kong Land Holdings,
                ADR                           119,200
    25,100    Hopewell Holdings Ltd.,
                ADR                            10,464
     1,100    Huaneng Power
                International, ADR             14,644
    14,800    Hysan Development Ltd.,
                ADR                            31,136
    22,500    Jardine Matheson &
                Company Ltd., ADR              98,437
    17,400    Jardine Strategic
                Holding, ADR                  104,052

SHARES                                          VALUE
-----------------------------------------------------
    CHINA\HONG KONG (CONTINUED)
     2,700    Johnson Electric
                Holdings, ADR            $    255,436
    30,400    New World Development
                Company Ltd., ADR              67,855
       500    Peak International Ltd.+          3,500
    84,000    PetroChina Company Ltd.,
                ADR+                        1,758,750
     2,600    Shandong Huaneng, ADR            10,888
     4,367    Shanghai Chlor-Alkali
                Chemical Company, ADR           8,297
     1,600    Shanghai Erfangji Co.,
                Ltd., ADR+                      2,976
     4,000    Shanghai Petrochemicals
                Ltd., ADR                      55,250
     3,190    Shanghai Tire & Rubber
                Company Ltd., ADR+              6,380
     4,600    Shuntak Holdings Ltd.,
                ADR                             5,429
     1,800    Singer Company, ADR+                421
    10,350    South China Morning Post,
                ADR                            40,163
    68,600    Sun Hung Kai Properties
                Ltd., ADR                     492,797
    27,000    Swire Pacific Ltd., ADR         154,661
     6,200    Television Broadcasts
                Ltd.                           82,714
       600    VTech Holdings Ltd., ADR         22,705
       500    Yanzhou Coal Mining
                Company Ltd., ADR               5,000
                                         ------------
                                            8,365,476
                                         ------------
    COLOMBIA -- 0.0%#
       900    Banco Ganadero SA, ADR            5,287
     1,500    Banco Industrial
                Colombiano, ADR                 3,188
                                         ------------
                                                8,475
                                         ------------
    DENMARK -- 0.3%
     3,700    Novo Nordisk AS, Series
                B, ADR                        312,650
    12,400    Tele Danmark, Series B,
                ADR                           421,600
                                         ------------
                                              734,250
                                         ------------
    FINLAND -- 3.3%
     1,500    American Group Ltd., ADR         20,622
     1,400    Instrumentarium
                Corporation, ADR               17,150
     4,062    Metso Oyj, ADR                   47,728

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    FINLAND (CONTINUED)
   139,200    Nokia Oyj, ADR             $  6,951,300
     3,220    Sonera Oyj, ADR                 148,120
                                         ------------
                                            7,184,920
                                         ------------
    FRANCE -- 10.5%
    10,700    Accor SA, ADR                   219,271
    32,793    Alcatel Alsthom Cie
                Generale D'Electric,
                ADR                         2,180,734
     6,400    Alstom                          175,200
    23,778    Aventis SA, ADR               1,725,391
     1,000    Bouygues Offshore SA, ADR        24,875
     1,000    Business Objects SA, ADR+        88,125
    18,000    Canal Plus, ADR                 604,898
     4,100    Cap Gemini SA                   722,183
     2,767    Clarins SA                       57,007
       900    Coflexip SA, ADR                 54,450
       800    Companie Generale de
                Geophysique SA, ADR+           10,900
     3,400    Dassault Systemes SA, ADR       319,600
     2,300    Etablissements
                Economiques du Casino
                Guichard-Perrachon SA         212,994
    28,700    France Telecom SA             4,089,750
       400    Galeries Lafayette               81,150
       600    Genset, ADR+                     13,875
     6,100    Groupe Danone                   809,490
    20,900    Groupe Danone, ADR              554,700
     9,200    Lafarge SA, ADR                 238,319
     3,600    Lagardere Group, ADR            274,954
    14,000    Louis Vuitton Moet
                Hennessy, ADR               1,169,000
     4,800    Pechiney SA, ADR                 99,600
     6,750    Pernod Ricard, ADR               91,830
     5,950    PSA Peugeot Citroen, ADR        298,509
     1,600    Rhodia SA, ADR                   27,400
     1,000    Scor SA, ADR                     43,375
     1,100    Sidel SA                         89,212
    56,800    Societe Generale, ADR           683,260
     1,400    Societe Generale
                d'Entreprises SA               58,141
    25,500    STMicroelectronics NV         1,636,781
     6,700    Suez Lyonnaise des Eaux,
                SA                          1,173,756
     4,200    Thomson CSF, ADR                165,442
    43,105    Total SA, ADR                 3,311,003
     2,400    Valeo SA                        128,312

SHARES                                          VALUE
-----------------------------------------------------
    FRANCE (CONTINUED)
     2,500    Valeo SA, ADR              $    133,658
    70,900    Vivendi, ADR                  1,251,556
                                         ------------
                                           22,818,701
                                         ------------
    GERMANY -- 6.1%
     2,000    BASF AG, ADR                     80,750
    20,900    Bayer AG, ADR                   814,092
       927    Celanese AG                      18,076
    14,000    Commerzbank AG, ADR             498,545
    28,771    Daimler Chrysler
                Aerospace AG                1,497,890
    15,300    Deutsche Bank AG, ADR         1,262,038
    86,900    Deutsche Telekom, ADR         4,931,575
    15,700    Dresdner Bank AG, ADR           650,514
    14,400    E.On AG, ADR                    718,200
     2,100    Epcos AG, ADR+                  206,850
     7,100    Fresenius Medical Care
                AG, ADR                       185,931
    10,600    Infineon Technologies AG+       840,050
       228    Pfeiffer Vacuum
                Technology AG, ADR              8,963
    10,100    RWE AG, ADR                     339,415
    14,904    SAP AG, ADR                     688,321
     1,900    SGL Carbon AG, ADR+              42,750
    44,700    Volkswagen AG, ADR              341,401
                                         ------------
                                           13,125,361
                                         ------------
    GREECE -- 0.2%
       400    Anangel -- American
                Shipholdings Ltd., ADR+         1,925
    28,900    Hellenic
                Telecommunication
                Organization SA (OTE),
                ADR                           352,219
                                         ------------
                                              354,144
                                         ------------
    HUNGARY -- 0.1%
     6,200    Magyar Tavkozlesi Rt.,
                ADR                           213,512
                                         ------------
    INDIA -- 0.0%#
       300    Rediff.com India Ltd.,
                ADR+                            4,200
                                         ------------
    INDONESIA -- 0.1%
     2,600    Gulf Indonesia Resources
                Ltd.+                          20,800
     7,150    PT Indorayon Utama, ADR+            919
     3,083    PT Indosat, ADR                  35,069
       800    PT Pasifik Satelit
                Nusantara, ADR+                 7,600

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    INDONESIA (CONTINUED)
    14,440    PT Telekomunikasi
                Indonesia, ADR           $    100,177
     1,100    PT Tri Polyta Indonesia,
                ADR+                              619
                                         ------------
                                              165,184
                                         ------------
    IRELAND -- 0.6%
    12,400    Allied Irish Banks, ADR         220,100
     7,700    Bank of Ireland, ADR            197,794
    11,600    CRH, ADR                        203,000
     7,900    Elan Corporation Plc,
                ADR+                          382,656
       600    IONA Technologies Plc,
                ADR+                           37,800
     3,200    Jefferson Smurfit Group,
                ADR                            56,400
       400    Riverdeep Group Plc, ADR+         7,750
     2,000    Ryanair Holdings Plc,
                ADR+                           73,000
     1,300    SmartForce Plc, ADR+             62,400
       500    Warner Chilcott
                Laboratories, ADR+             11,125
     2,200    Waterford Wedgwood Plc,
                ADR                            22,550
                                         ------------
                                            1,274,575
                                         ------------
    ISRAEL -- 0.5%
       200    American-Israeli Paper
                Mills, ADR                     13,200
     1,000    Blue Square-Israel Ltd.,
                ADR                            10,000
     2,400    Check Point Software
                Technologies Ltd.+            508,200
     2,400    ECI Telecommunications
                Ltd., ADR                      85,800
       600    Elbit Medical Imaging
                Ltd., ADR                       5,325
       700    Elbit Systems Ltd., ADR          10,413
       600    Elron Electronic
                Industries Ltd., ADR           22,088
       600    Gilat Satellite Network
                Ltd., ADR+                     41,625
     2,400    Koor Industries Ltd., ADR        51,000
       100    M-Systems Flash Disk
                Pioneers Ltd.+                  7,788
       700    Magic Software
                Enterprises Ltd.+               7,481
       400    Matav-Cable Systems Media
                Ltd., ADR                      16,025

SHARES                                          VALUE
-----------------------------------------------------
    ISRAEL (CONTINUED)
       300    NICE-Systems Ltd., ADR+    $     23,156
       400    Orckit Communications
                Ltd.                           12,050
       500    Partner Communications
                Company Ltd., ADR+              4,750
       400    RADWARE Ltd.+                    10,600
     1,300    Scitex Corporation, ADR+         14,381
     3,800    Teva Pharmaceutical, ADR        210,662
                                         ------------
                                            1,054,544
                                         ------------
    ITALY -- 2.4%
     2,672    Benetton Group SpA, ADR         110,554
     1,600    De Rigo SpA, ADR                 10,400
     4,000    Enel SpA, ADR                   178,500
    22,900    Ente Nazionale
                Idrocarburi SpA, ADR        1,332,494
    10,515    Fiat SpA                        272,076
       800    Fila Holding SpA, ADR+            8,450
     1,700    Industrie Natuzzi, ADR           20,187
    13,400    Luxottica Group, ADR            163,312
    14,261    Montedison SpA                  256,698
       500    SAES Getters SpA, ADR             3,688
    20,086    San Paolo-IMI SpA, ADR          710,542
    15,100    Telecom Italia SpA            2,077,194
                                         ------------
                                            5,144,095
                                         ------------
    JAPAN -- 19.9%
     9,200    ADERANS Company Ltd.            425,729
    14,700    AIWA Company Ltd.               235,244
    40,000    ALPS Electric Company
                Ltd.                          742,661
     8,570    Amway Japan Ltd., ADR            39,101
     5,600    Bandai Company Ltd., ADR         51,722
   134,095    Bank of Tokyo, ADR            1,625,902
    25,000    Canon, Inc., ADR              1,259,375
     1,900    CSK Corporation, ADR             56,050
    10,200    Dai'El, Inc., ADR                71,400
     4,800    Densei-Lambda KK                 98,846
     8,850    Eisai Company Ltd., ADR         283,587
    14,800    Fuji Photo Film Company
                Ltd., ADR                     627,150
    27,000    Fujita Kanko, Inc.              140,210
    27,100    Heiwa Corporation+              607,870
    20,800    Hisamitsu Pharmaceutical
                Co., Inc.                     319,728
    10,000    Hitachi Ltd., ADR             1,441,250
    14,000    Honda Motor Company Ltd.,
                ADR                           962,500

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    JAPAN (CONTINUED)
       600    Internet Initiative
                Japan, Inc., ADR+        $     35,550
    11,900    Ito-Yokado Ltd., ADR            737,056
    25,500    Japan Airlines Company,
                ADR                           202,406
   309,000    Kawasaki Heavy Industries
                Ltd.                          471,778
    10,350    Kawasaki Heavy Industries
                Ltd., ADR                      63,209
     9,700    Kawasaki Steel
                Corporation, ADR              138,957
    59,000    Kinden Corporation              370,331
     3,100    Kirin Brewery Company,
                ADR                           394,475
    16,300    Kobe Steel Ltd., ADR+            56,072
     7,250    Komatsu Ltd., ADR               203,892
     2,100    Kubota Corporation, ADR         149,625
     5,600    Kyocera Corporation, ADR        962,150
     4,800    Makita Corporation, ADR          45,000
     6,200    Matsushita Electric
                Industrial Company
                Ltd., ADR                   1,593,400
    35,000    Matsushita-Kotobuki
                Electronics Industries
                Ltd.                          781,773
   270,700    Mazda Motor Corporation         732,208
    22,500    Mitsubishi Corporation,
                ADR                           406,720
     2,400    Mitsui & Company Ltd.,
                ADR                           368,025
     9,500    NEC Corporation, ADR          1,505,750
    76,000    NGK Insulators Ltd.             941,181
    50,000    NGK Spark Plug Company
                Ltd.                          773,291
    31,200    Nippon Soda Company Ltd.        120,266
    91,300    Nippon Telegraph &
                Telephone Corporation,
                ADR                         6,242,638
    36,000    Nissan Motor Company
                Ltd., ADR                     414,000
    20,000    NTT DoCoMo, Inc., ADR         2,704,868
     7,900    Olympus Optical Company,
                ADR                           141,538
     4,680    Orix Corporation, ADR           351,878
    16,200    Pasco Corporation                94,508
     5,400    Pioneer Corporation, ADR        218,700
     2,400    Q.P. Corporation, ADR            40,036
     4,100    Ricoh Company Ltd., ADR         433,745

SHARES                                          VALUE
-----------------------------------------------------
    JAPAN (CONTINUED)
     9,400    Royal Company Ltd.         $     94,704
    31,300    Sanden Corporation              243,072
    10,900    Sanyo Electric
                Corporation, ADR              499,356
       512    Sawako Corporation, ADR           2,316
    11,500    Sega Enterprises, ADR            44,166
    12,100    Shiseido Ltd., ADR              187,022
    23,600    Sony Corporation, ADR         2,225,775
    10,800    Sumitomo Metal
                Industries, ADR+               74,304
   127,000    Sumitomo Metal Mining
                Company                       598,464
    13,000    Sumitomo Special Metals
                Company Ltd.                  182,065
    40,400    Sumitomo Trust & Banking
                Company Ltd., ADR             287,470
    29,800    Sumitomo Warehouse
                Company Ltd.                   86,503
    32,800    Takara Standard Company
                Ltd.                          142,817
    17,000    TAMURA Corporation               87,159
     4,000    TDK Corporation, ADR            573,000
     9,300    Tokio Marine & Fire
                Insurance Ltd., ADR           553,350
    11,200    Tokyo Ohka Kogyo Company,
                Ltd.                          262,834
    54,070    Toyota Motor Corporation,
                ADR                         5,038,648
    42,100    Uny Company Ltd.                581,278
       900    Wacoal Corporation, ADR          47,250
    43,800    Yamaguchi Bank Ltd.             310,837
    11,100    York-Benimaru Company
                Ltd.                          313,840
                                         ------------
                                           43,119,581
                                         ------------
    KOREA -- 1.1%
    36,000    Korea Electric Power
                Corporation, ADR              663,750
    16,500    Korea Telecom
                Corporation, ADR              798,188
    11,100    Pohang Iron & Steel
                Company, Ltd., ADR            266,400
    16,084    SK Telecom Company Ltd.,
                ADR                           584,050
                                         ------------
                                            2,312,388
                                         ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    LUXEMBOURG -- 0.0%#
     1,400    Espirito Santo Financial
                Holdings, ADR            $     25,200
     1,400    Millicom International
                Cellular SA+                   49,000
                                         ------------
                                               74,200
                                         ------------
    MALAYSIA -- 0.1%
    41,900    Amsteel Corporation
                Berhad, ADR                     5,624
    39,500    Resorts World Berhad            108,105
                                         ------------
                                              113,729
                                         ------------
    MEXICO -- 1.0%
     2,900    Altos Hornos de Mexico
                SA, ADR+                            0
     1,600    Apasco SA, Series A, ADR         45,907
       800    Bufete Industries, ADR+             250
     8,600    Cemex SA de CV, ADR             201,025
       800    Coca-Cola Femsa SA, ADR          15,100
       250    Consorcio Grupo Dina SA,
                ADR                               719
       500    Controladora Comercial
                Mexican SA de CV, ADR           9,125
     2,205    Desc de CV, Series C, ADR        28,389
     3,100    Empresas Ica, ADR                 5,231
    13,000    Grupo Carso SA, ADR+             92,160
     1,100    Grupo Casa Autrey, ADR+          10,038
     1,100    Grupo Elektra, ADR               11,275
     8,600    Grupo Financiero Bancomer
                SA de CV, ADR                  87,345
     2,000    Grupo Imsa SA, ADR               28,875
       800    Grupo Industrial Durango
                SA, ADR+                        7,625
     1,800    Grupo Industrial Maseca
                SA, ADR                        12,937
     1,800    Grupo Iusacell SA de CV,
                ADR+                           28,125
       500    Grupo Radio Central, ADR          5,688
     4,600    Grupo Telivisa SA, ADR+         317,112
       280    Grupo Tribasa SA de CV,
                ADR+                              630
       700    Industries Bachoco SA             4,638
     4,200    Kimberly Clark, Inc., ADR        59,720
     3,400    Savia SA de CV, ADR+             65,875
    17,200    Telefono de Mexico SA,
                ADR                           982,550

SHARES                                          VALUE
-----------------------------------------------------
    MEXICO (CONTINUED)
     2,100    Tubos de Acero de Mexico,
                ADR                      $     29,137
     3,000    Tv Azteca SA de CV, ADR          39,562
     3,600    Vitro Sociedad Anomina,
                ADR                            11,475
                                         ------------
                                            2,100,513
                                         ------------
    NETHERLANDS -- 4.9%
    41,500    ABN AMRO Holding, ADR         1,019,344
    33,600    AEGON Insurance, ADR          1,197,000
     8,500    Akzo Nobel, ADR                 357,531
    12,300    ASM Lithography Holdings
                NV+                           542,737
     6,100    Baan Company, ADR+               16,012
     1,600    Benckiser NV                     62,400
     4,400    CNH Global NV                    40,700
    11,500    DSM, ADR                         92,224
    10,000    Elsevier, ADR                   246,875
     6,100    Equant NV+                      262,300
     1,800    Gucci Group, ADR                170,550
    27,305    ING Groep NV                  1,843,087
     3,600    Ispat International NV,
                Class A                        34,200
     1,575    KLM Royal Dutch Airlines
                NV                             41,836
    18,060    Koninklijke Ahold, ADR          529,384
    38,064    Koninklijke Philips
                Electronics NV, ADR         1,808,040
       400    Koninklijke Vopak NV, ADR        11,769
     2,500    Koninklijke Wessanen NV,
                CVA                            27,448
       100    KPNQwest NV+                      3,962
     2,500    Oce Van Der Griten, ADR          40,000
     1,000    QIAGEN NV, ADR+                 174,000
     1,400    Royal Nedlloyd Group, ADR        13,560
    27,366    Royal PTT Nederland, ADR      1,229,760
    13,683    TNT Post Group NV, ADR          368,586
       800    Toolex Alpha NV, ADR+            12,800
     5,700    VNU - Verenigde
                Nederlandse
                Uitgeversbedrijven
                Verengd Bezit, ADR            294,401
     8,400    Wolters Kluwer, ADR             223,744
                                         ------------
                                           10,664,250
                                         ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    NEW ZEALAND -- 0.1%
     1,025    Fletcher Challenge,
                Building, ADR            $     10,763
     1,025    Fletcher Challenge,
                Energy, ADR                    32,287
     2,560    Fletcher Challenge,
                Forest, ADR+                    9,280
     1,950    Fletcher Challenge,
                Paper, ADR                     22,059
     7,900    Telecommunications of New
                Zealand Ltd., ADR             222,187
     1,200    Tranz Rail Holdings Ltd.,
                ADR                             6,038
                                         ------------
                                              302,614
                                         ------------
    NORWAY -- 0.2%
     1,800    Nera ASA, ADR                     9,450
     6,850    Norsk Hydro AS, ADR             288,128
     2,700    Petroleum Geo-Services,
                ADR+                           46,069
       800    Smedvig ASA, ADR                 14,451
                                         ------------
                                              358,098
                                         ------------
    PANAMA -- 0.0%#
       600    Banco Latinoamericano de
                Exportaciones SA               16,613
                                         ------------
    PERU -- 0.0%#
       500    Compania de Minas
                Buenaventura SA, ADR            8,656
     7,000    Telefonica del Peru SA,
                ADR                            79,625
                                         ------------
                                               88,281
                                         ------------
    PHILIPPINES -- 0.1%
     3,600    Philippine Long Distance
                Telephone Company, ADR         63,900
     5,565    San Miguel Corporation,
                Class B, ADR                   68,839
                                         ------------
                                              132,739
                                         ------------
    PORTUGAL -- 0.4%
     5,900    Banco Comercial Portugues
                SA, ADR                       152,663
     9,000    Electricidade de Portugal
                SA, ADR                       312,187
    28,500    Portugal Telecom SA, ADR        320,625
                                         ------------
                                              785,475
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
    RUSSIA -- 0.3%
     5,000    Lukoil, ADR                $    255,600
       500    Mobile Telesystems, ADR          12,275
     7,600    Mosenergo, ADR                   29,640
     3,500    Rostelecom, ADR                  47,687
    13,600    Surgutneftegaz, ADR+            181,220
    11,800    Unified Energy Systems          135,700
       800    Vimpel-Communications,
                ADR+                           17,700
                                         ------------
                                              679,822
                                         ------------
    SINGAPORE -- 0.3%
     6,500    Asia Pacific Resources
                International Holdings
                Ltd., Class A                   7,719
       200    Chartered Semiconductor
                Manufacturing, ADR+            18,000
     1,300    China Yuchai, ADR+                1,341
     3,500    Cycle & Carriage Ltd.,
                ADR                            16,456
     7,003    DBS Group Holdings Ltd.,
                ADR                           360,085
    10,875    Keppel Corporation Ltd.          47,102
     5,400    Neptune Orient Lines
                Ltd., ADR+                     20,011
       100    St Assembly Test Services
                Ltd., ADR+                      2,575
    15,100    United Overseas Bank
                Ltd., ADR                     197,603
                                         ------------
                                              670,892
                                         ------------
    SOUTH AFRICA -- 0.2%
     3,400    Gold Fields of South
                Africa Ltd., ADR                4,356
     2,100    Harmony Gold Mining
                Company Ltd., ADR              11,681
     5,852    Imperial Holdings Ltd.,
                ADR                            47,609
     7,700    Iscor Ltd., ADR                  13,108
    15,400    Liberty Group Ltd., ADR         210,372
     3,300    Pepkor Ltd., ADR                 23,735
    17,400    Sasol Ltd., ADR                 115,275
    12,200    Wooltru Ltd., ADR                14,115
                                         ------------
                                              440,251
                                         ------------
    SPAIN -- 2.6%
    83,833    Banco Bilbao Vizcaya
                Argentaria SA               1,236,537
   105,160    Banco Santander Central
                Hispano SA, ADR             1,091,035

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    SPAIN (CONTINUED)
    35,100    Banesto Espanol de
                Credito, ADR+            $    261,378
    27,400    Endesa SA, ADR                  534,300
    25,850    Repsol, ADR                     512,153
    31,216    Telefonica de Espana SA,
                ADR                         1,999,775
                                         ------------
                                            5,635,178
                                         ------------
    SWEDEN -- 2.6%
     3,400    AGA AB, ADR                      54,354
     3,666    Atlas Copco, ADR                 70,660
     3,100    Autoliv, Inc., ADR               74,594
       500    Biacore International AB,
                ADR+                           21,500
     5,300    Electrolux AB, ADR              166,950
   219,600    Ericsson (L.M.) Telephone
                Company, Class B, ADR       4,392,000
    15,100    Forenings Sparbanken AB,
                ADR                           220,850
       700    Pricer AB, ADR                      171
     7,750    Sandvik AB, ADR                 162,557
     3,300    SKF AB, ADR                      54,862
     6,000    Svenska Cellulosa AB, ADR       113,945
     1,300    Swedish Match Company,
                ADR                            39,975
    12,700    Volvo AB, ADR                   277,812
                                         ------------
                                            5,650,230
                                         ------------
    SWITZERLAND -- 5.1%
     3,900    Adecco SA, ADR                  413,887
       100    Carrier 1 International
                SA, ADR+                        1,163
    30,900    Credit Suisse Group, ADR      1,536,666
     1,100    Mettler Toledo
                International, Inc.+           44,000
    22,600    Nestle, ADR                   2,261,662
    73,532    Novartis, ADR                 2,911,891
    20,100    Roche Holdings Ltd.           1,956,648
     3,000    Sulzer Medica, ADR               72,750
     1,600    TAG Heuer International
                SA, ADR                        21,087
   246,600    UBS AG, ADR                   1,806,455
                                         ------------
                                           11,026,209
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
    TAIWAN -- 1.1%
       150    GigaMedia Ltd.+            $      1,819
     6,585    Macronix International
                Company Ltd., ADR             168,319
    54,968    Taiwan Semiconductor
                Manufacturing Company       2,130,010
                                         ------------
                                            2,300,148
                                         ------------
    THAILAND -- 0.0%#
     7,000    Advanced Information
                Services PCL, ADR+             65,577
       124    Shin Corporations PCL,
                ADR+                            2,406
                                         ------------
                                               67,983
                                         ------------
    UNITED KINGDOM -- 22.4%
    20,300    Abbey National Plc, ADR         482,547
     2,800    Albert Fisher Group Plc,
                ADR+                            3,707
    30,000    Allied Domeq Plc, ADR           157,060
    22,488    Allied Zurich AG, Plc,
                ADR                           533,077
     4,000    Amvescap Plc, ADR               313,500
     9,500    ARM Holdings Plc, ADR+          312,312
    50,936    Astra Zeneca Group Plc,
                ADR                         2,368,524
    19,600    AXA, SA, ADR                  1,559,425
    30,500    BAA Plc, ADR                    237,670
    11,000    Barclays Plc, ADR             1,100,000
    22,414    Bass Publishing Limited
                Company Plc, ADR              259,162
       800    Bespak Plc, ADR                   5,841
    20,192    BG Group Plc, ADR               658,764
    22,300    Blue Circle Industries
                Plc, ADR                      143,910
     7,300    BOC Group Plc, ADR              211,244
     1,200    Body Shop International
                Plc, ADR                       10,894
    92,600    BP Amoco Plc, ADR             5,237,687
       900    Bright Station Plc, ADR+          4,669
     3,200    British Airways Plc, ADR        184,000
    22,491    British American Tobacco
                Plc, ADR                      302,223
     2,000    British Biotech Plc, ADR+         7,000
     8,600    British Sky Broadcasting
                Group Plc, ADR                998,675
    18,600    British
                Telecommunications Plc,
                ADR                         2,459,850
     3,200    Burmah Castrol Plc, ADR         131,200

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
    29,870    Cable & Wireless Plc, ADR  $  1,495,349
    14,600    Cadbury Schweppes Plc,
                ADR                           383,250
     3,400    Carlton Communications
                Plc, ADR                      221,000
     1,700    Celltech Group Plc, ADR+         64,387
     7,050    Coats Viyella Plc, ADR           17,601
     4,700    COLT Telecom Group Plc,
                ADR+                          637,437
    18,200    Compass Group Plc, ADR          233,204
     1,370    Cordiant Communications
                Group Plc                      38,018
     5,900    Corus Group Plc, ADR+            84,812
     1,700    Danka Business Systems
                Plc, ADR+                       6,588
    25,683    Diageo Plc, ADR                 913,352
    16,790    Dixons Group Plc, ADR           203,385
     2,500    Eidos Plc, ADR+                  18,438
    11,725    EMI Group Plc, ADR              222,314
     5,000    Enterprise Oil Plc, ADR         123,750
     3,150    Exel Plc, ADR                    82,294
    14,000    Freeserve Plc, ADR+             701,750
     5,000    Gallaher Group Plc, ADR         107,187
       400    Gentia Software Plc+              2,575
    52,000    Glaxo Wellcome Plc, ADR       3,006,250
     2,370    Hanson Plc                       16,747
     3,925    Hanson Trust Plc, ADR           138,356
    26,600    HSBC Holdings Plc, ADR        1,508,746
       300    ICON Plc, ADR+                    4,988
     5,400    Imperial Chemical
                Industries Plc, ADR           166,387
     7,825    Imperial Tobacco Group
                Plc, ADR                      148,000
       200    Independent Energy
                Holdings Plc, ADR+              1,663
        50    interactive investor
                international Plc, ADR+           356
    54,880    Invensys Plc, ADR               412,005
       300    Jazztel Plc, ADR+                 7,875
    19,100    Kingfisher Plc, ADR             342,467
     9,600    LASMO Plc, ADR                   61,800
     1,800    Laura Ashley Holdings
                Plc, ADR+                       2,587
     2,000    London Pacific Group Ltd.
                Plc, ADR                       26,000
    13,700    Marks & Spencer Plc, ADR        289,619
       500    MERANT Plc, ADR+                  5,094

SHARES                                          VALUE
-----------------------------------------------------
    UNITED KINGDOM (CONTINUED)
     8,570    National Grid Group Plc,
                ADR                      $    338,261
     9,200    National Power Plc, ADR         234,600
    16,900    Pearson Plc, ADR                529,132
     9,000    Peninsular & Oriental
                Steam Plc, ADR                158,240
     4,800    Powergen Plc, ADR               168,000
     4,100    Premier Farnell Plc, ADR         58,937
     3,100    Premier Oil Plc, ADC+             6,098
       900    Provalis Plc+                     1,055
    29,000    Prudential Plc, ADR             837,816
     4,300    Racal Electronics Plc,
                ADR                            58,524
       800    Ramco Energy Plc, ADR+            4,700
    11,500    Rank Group Plc, ADR              50,313
     8,500    Reed International Plc,
                ADR                           297,500
     8,600    Rentokil Initial Plc, ADR       195,645
     7,053    Reuters Group Plc, ADR          704,859
    12,911    Rexam Plc, ADR                   47,609
     7,900    Rio Tinto Plc, ADR              515,475
    48,787    Royal Bank of Scotland
                Group Plc                     816,448
     1,370    Saatchi & Saatchi Plc            43,840
     1,200    Scottish & Southern
                Energy Plc, ADR               102,952
     8,900    Scottish Power Plc, ADR         301,440
     1,700    Senetek Plc, ADR+                 3,559
    47,500    Shell Transportation &
                Trading Plc, ADR            2,372,031
     1,400    Shire Pharmaceuticals
                Group Plc, ADR+                72,625
     1,700    Signet Group Plc                 41,225
       300    Smallworldwide Plc, ADR+          3,750
    32,100    Smithkline Beecham Group
                Plc, ADR                    2,092,519
     8,394    South African Breweries
                Plc, ADR                       62,599
       600    Stolt Comex Seaway SA+            7,125
     1,850    Stolt-Nielsen SA Plc, ADR        33,184
     3,400    Tate & Lyle Plc, ADR             67,908
       800    Taylor Nelson Sofres Plc,
                ADR                            48,117
     6,407    Telewest Communications
                Plc, ADR+                     237,059
    63,800    Tesco Plc, ADR                  593,616
     7,500    TI Group Plc, ADR                81,480
     8,300    Tomkins Plc, ADR                106,344
     2,100    Trinity Mirror Plc, ADR          37,495

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
    20,853    Unilever Plc, ADR          $    523,932
     7,500    United News & Media Plc,
                ADR                           208,594
     8,200    United Utilities Plc, ADR       166,306
   156,049    Vodafone AirTouch Plc,
                ADR                         6,466,280
       400    Wembley Plc, ADR                 12,734
     7,261    Williams Plc, ADR               126,895
     4,600    WPP Group Plc, ADR              334,075
     1,000    Xenova Group Plc, ADR             1,313
                                         ------------
                                           48,550,781
                                         ------------
    UNITED STATES -- 0.2%
       393    ADC Telecommunications,
                Inc.+                          32,963
     1,000    Amdocs Ltd.+                     76,750
       480    Magna Entertainment
                Corporation, Class A+           3,127
     3,928    NTL, Inc.+                      235,203
                                         ------------
                                              348,043
                                         ------------
    VENEZUELA -- 0.0%#
     1,700    Compania Anonima Nacional
                Telefonos de Venezuela,
                ADR                            46,219
     1,800    Mavesa SA, ADR                    5,625
     1,000    Sidervrgica/Venez/Sivensa,
                ADR+                            2,360
                                         ------------
                                               54,204
                                         ------------
TOTAL COMMON STOCKS
  (Cost $140,823,148)                    $213,742,136
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
PREFERRED STOCKS -- 0.0%#
  (Cost $116,820)
    BRAZIL -- 0.0%#
     6,300    Telesp-Telecomunicacoes
                de Sao Paulo SA, ADR     $    116,550
                                         ------------
RIGHTS -- 0.0%#
  (Cost $613)
    SWEDEN -- 0.0%#
    12,700    Volvo AB, Rights                  7,144
                                         ------------

OTHER INVESTMENTS**
  (Cost $48,390,828)         22.4%       48,390,828
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $189,331,409*)      121.2%      262,256,658
OTHER ASSETS AND
  LIABILITIES (NET)         (21.2)      (45,837,382)
                            -----      ------------
NET ASSETS                  100.0%     $216,419,276
                            =====      ============

------------
*  Aggregate cost for Federal tax purposes is $189,972,142
** As of December 31, 1999, the market value of the securities on loan is $47,123,512. Collateral received for securities loaned of $48,378,368 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security
#  Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

At June 30, 2000 sector diversification of the Munder International Equity Fund was as follows:

                             % OF
                          NET ASSETS          VALUE
                          -------------------------
COMMON STOCKS:
Telecommunications......     17.8%     $ 38,511,315
Banking and Financial
  Services..............     12.4        26,934,825
Oil and Gas.............      8.5        18,393,255
Drugs and Health Care...      7.4        15,901,488
Electronics.............      5.7        12,364,948
Utilities...............      5.1        10,988,370
Automotive..............      4.9        10,571,713
Business Services.......      4.4         9,558,618
Food and Beverages......      3.5         7,539,678
Electric and Electrial
  Equipment.............      3.3         7,097,702
Machinery and Heavy
  Equipment.............      2.7         5,898,284
Retail..................      2.3         4,920,645
Diversified.............      1.8         3,779,113
Printing and
  Publishing............      1.6         3,535,743
Metals and Mining.......      1.5         3,224,677
Manufacturing...........      1.5         3,247,148
Household Appliances and
  Home Furnishings......      1.5         3,322,183
Photography.............      1.2         2,501,808
Broadcasting and
  Advertising...........      1.2         2,495,594
Chemicals...............        1         2,257,638
Software................      0.9         1,863,562
Transportation..........      0.8         1,824,133
Insurance...............      0.7         1,411,946
Building Construction...      0.6         1,231,898

Real Estate.............      0.5%     $  1,040,209
Industrial Machinery....      0.5         1,115,539
Tobacco.................      0.4           882,266
Electronics --
  Semiconductors........      0.4           858,050
Building and Building
  Materials.............      0.4           783,552
Leisure Time............      0.3           610,997
Internet Service
  Providers.............      0.3           720,512
Conglomerates...........      0.3           621,655
Apparel and Textiles....      0.2           375,216
Telecommunications
  Services..............      0.1           239,395
Hotels and
  Restaurants...........      0.1           140,210
Construction and Mining
  Equipment.............      0.1           294,293
Computer Hardware,
  Software or
  Services..............      0.1           184,336
Other...................      3.0         6,499,622
                            -----      ------------
TOTAL COMMON STOCKS.....     98.8       213,742,136
PREFERRED STOCKS........      0.0           116,550
RIGHTS..................      0.0             7,144
OTHER INVESTMENTS.......     22.4        48,390,828
                            -----      ------------
TOTAL INVESTMENTS.......    121.2       262,256,658
OTHER ASSETS AND
  LIABILITIES (NET).....   (21.2)       (45,837,382)
                            -----      ------------
NET ASSETS..............    100.0%     $216,419,276
                            =====      ============

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 98.6%
    BANKING AND FINANCIAL SERVICES -- 1.2%
    47,900    ACE Cash Express, Inc.+    $    568,813
    47,300    Actrade International,
                Ltd.+                         969,650
                                         ------------
                                            1,538,463
                                         ------------
    BUSINESS SERVICES -- 8.1%
   107,200    Charles River Associates,
                Inc.+                       1,889,400
   266,450    ClickAction, Inc.+            4,263,200
    62,850    Hall, Kinion &
                Associates, Inc.+           2,093,691
    65,750    Websense, Inc.+               1,651,969
    59,150    Workflow Management,
                Inc.+                         702,406
                                         ------------
                                           10,600,666
                                         ------------
    COMMERCIAL SERVICES -- 1.9%
    54,150    Insurance Auto Auctions,
                Inc.+                       1,143,919
    93,700    Koala Corporation+            1,323,512
                                         ------------
                                            2,467,431
                                         ------------
    COMPUTERS AND BUSINESS EQUIPMENT -- 7.9%
    80,150    CSP, Inc.+                      641,200
   114,450    Integrated Measurement
                Systems, Inc.+              1,802,588
   119,850    Media 100, Inc.+              3,086,137
   182,100    Qualstar Corporation+         1,394,203
    44,600    ScanSource, Inc.+             1,733,825
    97,000    Telxon Corporation            1,733,875
                                         ------------
                                           10,391,828
                                         ------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES -- 19.0%
   135,300    Accord Networks Ltd.+         1,251,525
   194,500    Blue Wave Systems, Inc.+      2,005,781
    82,200    Enlighten Software
                Solutions, Inc.+              308,250
    77,750    Fundtech Ltd.+                2,021,500
   185,250    IKOS Systems, Inc.+           2,003,016
    84,450    Level 8 Systems, Inc.+        1,778,728
    78,225    MapInfo Corporation+          3,177,891
    57,650    MCSi, Inc.+                   1,491,694
    76,500    Moldflow Corporation+         1,238,344
   188,000    Ontrack Data
                International, Inc.+        1,468,750
    79,900    SBS Technologies, Inc.+       2,951,306

SHARES                                          VALUE
-----------------------------------------------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES
      (CONTINUED)
   110,700    TALX Corporation+          $  1,895,737
    56,750    Troy Group, Inc.+               844,156
   155,600    UniComp, Inc.+                  320,925
   335,400    Zamba Corporation+            1,844,700
    29,600    Zomax, Inc.+                    388,500
                                         ------------
                                           24,990,803
                                         ------------
    ELECTRONICS -- 19.5%
   125,050    August Technology
                Corporation+                2,055,509
    77,500    BTU International, Inc.+        930,000
   100,800    Comptek Research, Inc.+       1,789,200
    66,750    Diodes, Inc.+                 2,861,906
    79,900    Frequency Electronics,
                Inc                         2,287,137
    99,000    Herley Industries, Inc.+      1,868,625
    67,500    ICOS Vision Systems
                Corporation NV+             2,463,750
    74,550    Measurement Specialties,
                Inc.+                       2,860,856
   125,050    Micro Component
                Technology, Inc.+           1,070,741
   143,100    Nova Measuring
                Instruments Ltd.+           2,298,544
   125,000    Signal Technology
                Corporation+                3,125,000
   141,300    Spectrum Control, Inc.+       1,925,213
                                         ------------
                                           25,536,481
                                         ------------
    FOOD AND BEVERAGES -- 0.1%
    43,650    Monterey Pasta Company+         182,784
                                         ------------
    HOUSEHOLD APPLIANCES & HOME FURNISHINGS -- 1.0%
   225,000    Fedders Corporation           1,307,813
                                         ------------
    INTERNET CONTENT -- 3.4%
   262,750    ProsoftTraining.com+          4,417,484
                                         ------------
    MACHINERY -- 2.2%
   113,100    Applied Science and
                Technology, Inc.+           2,926,463
                                         ------------
    MANUFACTURING -- 4.0%
   100,200    Applied Films
                Corporation+                3,669,825
   150,500    Ceradyne, Inc.+               1,542,625
                                         ------------
                                            5,212,450
                                         ------------

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEDICAL AND MEDICAL SERVICES -- 7.5%
   247,250    Air Methods Corporation+   $    780,383
   271,650    CardioDynamics
                International
                Corporation+                1,706,302
   126,200    Dendreon Corporation+         2,090,187
   163,150    First Horizon
                Pharmaceutical
                Corporation+                1,590,712
     8,350    Integra LifeSciences
                Holdings+                      82,978
   208,400    Meridian Medical
                Technologies, Inc.+         2,344,500
    69,850    Sonic Innovations, Inc.+      1,296,591
                                         ------------
                                            9,891,653
                                         ------------
    OIL AND GAS -- 2.2%
   134,550    Bellwether Exploration
                Company+                    1,118,447
   106,200    Pennaco Energy, Inc.+         1,739,025
                                         ------------
                                            2,857,472
                                         ------------
    OIL EQUIPMENT AND SERVICES -- 2.3%
   186,350    NATCO Group, Inc., Class
                A+                          1,758,678
    84,450    Offshore Logistics, Inc.+     1,213,969
                                         ------------
                                            2,972,647
                                         ------------
    RETAIL -- 2.4%
   130,400    Gadzooks, Inc.+               1,513,862
    92,800    Tropical Sportswear
                International
                Corporation                 1,624,000
                                         ------------
                                            3,137,862
                                         ------------
    SEMICONDUCTORS -- 9.1%
   359,200    Genus, Inc.+                  2,940,950
   159,000    inSilicon Corporation+        2,484,375
    56,000    Parlex Corporation+           2,359,000
   329,600    White Electronic Designs
                Corporation+                4,181,800
                                         ------------
                                           11,966,125
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
    TELECOMMUNICATIONS -- 6.4%
    63,450    Arguss Communications,
                Inc.+                    $  1,197,619
    95,000    Gentner Communications
                Corporation+                1,330,000
    28,500    Radyne ComStream, Inc.+         413,250
    77,200    SpectraLink Corporation+      1,129,050
    68,050    TESSCO Technologies,
                Inc.+                       1,905,400
    68,850    TTI Team Telecom
                International Ltd.,
                ADR+                        2,478,600
                                         ------------
                                            8,453,919
                                         ------------
    TOYS -- 0.4%
    34,600    JAKKS Pacific, Inc.+            510,350
                                         ------------
TOTAL COMMON STOCKS
                    (Cost $106,959,300)   129,362,694
                                         ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 3.6%
                      (Cost $4,657,000)
$4,657,000    Agreement with State
                Street Bank and Trust
                Company, 6.350% dated
                06/30/2000, to be
                repurchased at
                $4,659,464 on
                07/03/2000,
                collateralized by
                $4,175,000 U.S.
                Treasury Bond, 7.500%
                maturing 11/15/2016
                (value $4,754,281)          4,657,000

OTHER INVESTMENTS**
  (Cost $28,964,596)         22.1%       28,964,596
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $140,580,896*)      124.3%      162,984,290
OTHER ASSETS AND
  LIABILITIES (NET)         (24.3)      (31,825,375)
                            -----      ------------
NET ASSETS                  100.0%     $131,158,915
                            =====      ============

------------
 * Aggregate cost for Federal tax purposes is $141,104,482.

** As of June 30, 2000, the market value of the securities on loan is $28,077,560. Collateral received for securities loaned of $28,964,596 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

+ Non-income producing security

ABBREVIATIONS:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 95.6%
    ADVERTISING -- 5.0%
370,000    Interpublic Group of
             Companies, Inc.             $ 15,910,000
181,350    Omnicom, Inc.                   16,151,484
                                         ------------
                                           32,061,484
                                         ------------
    AUTOMOBILE PARTS AND EQUIPMENT -- 1.7%
216,550    Johnson Controls, Inc.          11,111,722
                                         ------------
    BANKING AND FINANCIAL SERVICES -- 10.2%
324,150    Automatic Data Processing,
             Inc.                          17,362,284
 50,000    Federal Home Loan Mortgage
             Corporation                    2,025,000
284,300    Firstar Corporation              5,988,069
163,500    Fiserv, Inc.+                    7,071,375
189,000    FleetBoston Financial
             Corporation                    6,426,000
300,000    MBNA Corporation                 8,137,500
170,000    Mellon Financial Corporation     6,194,375
150,000    MGIC Investment Corporation      6,825,000
 67,000    Morgan Stanley, Dean Witter,
             Discover and Company           5,577,750
                                         ------------
                                           65,607,353
                                         ------------
    BUILDING MATERIALS -- 0.8%
300,000    Masco Corporation                5,418,750
                                         ------------
    CHEMICALS -- 1.6%
150,000    Avery Dennison Corporation      10,068,750
                                         ------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES -- 13.9%
 85,400    Computer Sciences
             Corporation+                   6,378,313
100,000    EMC Corporation+                 7,693,750
 85,000    Hewlett-Packard Company         10,614,375
 90,000    International Business
             Machines Corporation           9,860,625
 75,000    Lexmark International Group,
             Inc.                           5,043,750
290,200    Microsoft Corporation+          23,216,000
162,200    Oracle Corporation+             13,634,937
 85,000    Sun Microsystems, Inc.+          7,729,687
 43,499    VERITAS Software
             Corporation+                   4,916,067
                                         ------------
                                           89,087,504
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
    DIVERSIFIED -- 3.8%
142,003    Honeywell International,
             Inc.                        $  4,783,726
420,292    Tyco International Ltd.         19,911,334
                                         ------------
                                           24,695,060
                                         ------------
    DRUGS -- 7.2%
136,000    Amgen, Inc.+                     9,554,000
150,000    Cardinal Health, Inc.           11,100,000
200,000    Merck & Co., Inc.               15,325,000
200,000    Schering-Plough Corporation     10,100,000
                                         ------------
                                           46,079,000
                                         ------------
    ELECTRICAL EQUIPMENT -- 3.1%
375,000    General Electric Company        19,875,000
                                         ------------
    ELECTRONICS -- 5.0%
 32,419    Agilent Technologies, Inc.+      2,390,901
400,000    Cisco Systems, Inc.+            25,425,000
100,000    Solectron Corporation+           4,187,500
                                         ------------
                                           32,003,401
                                         ------------
    ENVIRONMENTAL SERVICES -- 0.9%
370,000    Republic Services, Inc.+         5,920,000
                                         ------------
    FOOD AND BEVERAGES -- 6.0%
200,000    Anheuser-Busch Companies,
             Inc.                          14,937,500
 95,500    Bestfoods                        6,613,375
410,000    SYSCO Corporation               17,271,250
                                         ------------
                                           38,822,125
                                         ------------
    INSURANCE -- 3.4%
 88,866    American International
             Group, Inc.                   10,441,755
110,400    Marsh & McLennan Companies,
             Inc.                          11,529,900
                                         ------------
                                           21,971,655
                                         ------------
    MEDICAL SERVICES AND SUPPLIES -- 4.7%
124,700    Baxter International, Inc.       8,767,969
260,900    Biomet, Inc.                    10,028,344
111,000    Johnson & Johnson Company       11,308,125
                                         ------------
                                           30,104,438
                                         ------------
    OIL AND GAS -- 0.9%
 97,000    Coastal Corporation              5,904,875
                                         ------------

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    RESTAURANTS -- 1.9%
150,000    Brinker International, Inc.+  $  4,387,500
142,000    Outback Steakhouse, Inc.+        4,153,500
200,000    Wendy's International, Inc.      3,562,500
                                         ------------
                                           12,103,500
                                         ------------
    RETAIL-BUILDING SUPPLIES -- 1.6%
125,000    Home Depot, Inc.                 6,242,188
100,000    Lowe's Companies, Inc.           4,106,250
                                         ------------
                                           10,348,438
                                         ------------
    RETAIL GROCERY -- 1.1%
150,000    Safeway, Inc.+                   6,768,750
                                         ------------
    RETAIL -- STORE -- 2.8%
400,000    Family Dollar Stores, Inc.       7,825,000
171,800    Wal-Mart Stores, Inc.            9,899,975
                                         ------------
                                           17,724,975
                                         ------------
    SEMICONDUCTORS -- 8.8%
170,500    Altera Corporation+             17,380,344
187,700    Intel Corporation               25,093,143
210,400    Maxim Integrated Products,
             Inc.+                         14,294,050
                                         ------------
                                           56,767,537
                                         ------------
    TELECOMMUNICATIONS -- 11.2%
210,000    ADC Telecommunications,
             Inc.+                         17,613,750
200,000    Comverse Technology, Inc.+      18,600,000
105,000    Lucent Technologies, Inc.        6,221,250
124,400    Nortel Networks Corporation      8,490,300
200,000    SBC Communications               8,650,000
270,000    WorldCom, Inc.+                 12,386,250
                                         ------------
                                           71,961,550
                                         ------------
TOTAL COMMON STOCKS
                    (Cost $423,660,656)   614,405,867
                                         ------------
PRINCIPAL
AMOUNT                                            VALUE
-------------------------------------------------------
REPURCHASE AGREEMENT -- 4.2%
                       (Cost $27,075,000)

$27,075,000  Agreement with State
               Street Bank and
               Trust Company,
               6.350% dated
               06/30/2000, to be
               repurchased at
               $27,089,327 on
               07/03/2000,
               collateralized by
               $27,455,000 U.S.
               Treasury Note,
               5.500% maturing
               08/31/2001 (value
               $27,616,531)             $ 27,075,000
                                        ------------

OTHER INVESTMENTS**
  (Cost $20,719,484)          3.2%       20,719,484
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $471,455,140*)      103.0%      662,200,351
OTHER ASSETS AND
  LIABILITIES (NET)          (3.0)      (19,170,299)
                            -----      ------------
NET ASSETS                  100.0%     $643,030,052
                            =====      ============

------------
 * Aggregate cost for Federal tax purposes is $472,366,323.
** As of June 30, 2000, the market value of the securities on loan is $20,663,767. Collateral received for securities loaned of $20,719,484 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security

                       See Notes to Financial Statements.

           Munder Real Estate Equity Investment Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS -- 94.5%
    APARTMENTS -- 18.9%
  69,775     Apartment Investment &
               Management Company          $ 3,017,769
  78,209     Avalon Bay Community, Inc.      3,265,226
  71,700     Camden Property Trust           2,106,187
  18,000     Charles E. Smith
               Residential Realty, Inc.        710,455
  67,450     Equity Residential
               Properties Trust              3,102,700
                                           -----------
                                            12,202,337
                                           -----------
    BUSINESS SERVICES -- 1.2%
  30,000     CoStar Group, Inc.+               751,875
                                           -----------
    COMMUNITY SHOPPING CENTERS -- 10.1%
 137,050     Bradley Real Estate, Inc.       2,920,878
  30,200     Developers Diversified
               Realty Corporation              451,113
  76,375     Kimco Realty Corporation        3,131,375
                                           -----------
                                             6,503,366
                                           -----------
    HOTELS -- 2.8%
  55,150     Starwood Hotels & Resorts
               Worldwide, Inc.               1,795,822
                                           -----------
    OFFICE AND INDUSTRIAL -- 36.9%
  87,825     AMB Property Corporation        2,003,508
  80,625     Boston Properties, Inc.         3,114,141
  62,200     CenterPoint Properties
               Corporation                   2,534,650
 133,800     Corporate Office
               Properties Trust, Inc.        1,229,287
 151,825     Duke Realty Investments,
               Inc.                          3,397,084
  97,544     Equity Office Properties
               Trust                         2,688,556
 114,325     Kilroy Realty Corporation       2,965,305
  25,800     Mack-Cali Realty
               Corporation                     662,737
 106,875     Reckson Associates Realty
               Corporation                   2,538,281
  28,307     Reckson Associates Realty
               Corporation, Class B            720,060
  43,325     Spieker Properties, Inc.        1,992,950
                                           -----------
                                            23,846,559
                                           -----------

SHARES                                           VALUE
------------------------------------------------------
    REGIONAL MALLS -- 10.4%
  80,050     CBL & Associates
               Properties, Inc.            $ 1,996,247
  73,500     General Growth Properties,
               Inc.                          2,333,625
 105,825     Simon Property Group, Inc.      2,347,992
                                           -----------
                                             6,677,864
                                           -----------
    STORAGE -- 4.3%
 119,200     Public Storage, Inc.            2,793,750
                                           -----------
    TELECOMMUNICATIONS -- 1.0%
  18,350     Crown Castle International
               Corporation+                    669,775
                                           -----------
    OTHER -- 8.9%
 185,300     Correctional Properties
               Trust                         1,945,650
  25,000     Pinnacle Holdings, Inc.+        1,350,000
   3,526     Vornado Operating, Inc.+           27,326
  70,525     Vornado Realty Trust            2,450,744
                                           -----------
                                             5,773,720
                                           -----------
TOTAL COMMON STOCKS
  (Cost $60,219,767)                        61,015,068
                                           -----------

PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 2.5%
  (Cost $1,595,000)
$1,595,000    Agreement with State
                Street Bank and Trust
                Company, 6.350%
                06/30/2000, to be
                repurchased at
                $1,595,844 on
                07/03/2000,
                collateralized by
                $1,255,000 U.S.
                Treasury Bond, 9.250%
                maturing 02/15/2016
                (value $1,632,313)          1,595,000
                                          -----------

TOTAL INVESTMENTS
  (Cost $61,616,075)            97.0%    62,610,068
                               -----    -----------
OTHER ASSETS AND LIABILITIES
  (NET)                          3.0      1,959,516
                               -----    -----------
NET ASSETS                     100.0%   $64,569,584
                               =====    ===========

------------
* Aggregate cost for Federal tax purposes is $61,616,074.
+ Non-income producing security

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 99.0%
    APPAREL & TEXTILES -- 1.3%
    58,000    Unifi, Inc.+                $   717,750
                                          -----------
    AUTOMOBILE PARTS AND EQUIPMENT -- 7.4%
    16,600    Borg Warner, Inc.               583,075
    41,000    Dura Automotive Systems,
                Inc.+                         443,313
    42,300    Monaco Coach Corporation+       576,337
    27,600    Oshkosh Truck Corporation       986,700
    67,500    Sonic Automotive, Inc.,
                Class A+                      721,406
    62,200    Tower Automotive, Inc.+         777,500
                                          -----------
                                            4,088,331
                                          -----------
    BANKING AND FINANCIAL SERVICES -- 9.9%
    44,600    American Capital
                Strategies Ltd.             1,064,825
    64,700    Financial Federal
                Corporation+                1,124,162
    26,600    Metris Companies, Inc.          668,325
    42,000    OceanFirst Financial
                Corporation                   774,375
    21,300    Prosperity Bancshares,
                Inc.                          343,463
    14,500    Silicon Valley Bancshares+      618,062
    22,100    Southwest Securities
                Group, Inc.                   823,225
                                          -----------
                                            5,416,437
                                          -----------
    BUILDING MATERIALS -- 1.9%
    74,600    Universal Forest Products,
                Inc.                        1,025,750
                                          -----------
    CHEMICALS AND PLASTICS -- 5.8%
    19,600    Cambrex Corporation             882,000
    47,000    Olin Corporation                775,500
    50,000    R.P.M., Inc.                    506,250
    37,000    Spartech Corporation            999,000
                                          -----------
                                            3,162,750
                                          -----------
    COMMERCIAL SERVICES -- 3.9%
    28,300    Interim Services, Inc.+         502,325
    97,900    Mail-Well, Inc.+                844,387
    30,310    Manitowoc Company, Inc.         810,793
                                          -----------
                                            2,157,505
                                          -----------

SHARES                                          VALUE
-----------------------------------------------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES -- 3.2%
    21,800    InFocus Corporation+        $   701,687
    65,300    Nelvana Ltd.+                 1,080,980
                                          -----------
                                            1,782,667
                                          -----------
    COMPUTER / PERIPHERALS -- 1.4%
    97,200    Qualstar Corporation+           744,188
                                          -----------
    CONSUMER SERVICES -- 1.7%
    49,600    Dollar Thrifty Automotive
                Group, Inc.+                  914,500
                                          -----------
    DIVERSIFIED -- 4.2%
    52,100    A.O. Smith Corporation        1,090,844
    16,140    Lancaster Colony
                Corporation                   314,730
    25,400    Pentair, Inc.                   901,700
                                          -----------
                                            2,307,274
                                          -----------
    ELECTRONICS -- 10.1%
    28,750    ACT Manufacturing, Inc.+      1,335,078
    16,500    CTS Corporation                 742,500
     9,200    DuPont Photomasks, Inc.+        630,200
    40,100    General Semiconductor,
                Inc.+                         591,475
    12,600    International Rectifier
                Corporation+                  705,600
    29,300    Methode Electronics, Inc.,
                Class A                     1,131,712
    18,200    Therma-Wave, Inc.+              406,088
                                          -----------
                                            5,542,653
                                          -----------
    FOOD AND BEVERAGES -- 3.4%
    19,800    Canandaigua Brands, Inc.,
                Class A+                      998,663
   127,200    Del Monte Foods Company+        866,550
                                          -----------
                                            1,865,213
                                          -----------
    HARDWARE -- 1.3%
    21,500    Toro Company                    708,156
                                          -----------
    HOME FURNISHINGS AND HOUSEWARES -- 2.8%
    54,200    Furniture Brands
                International, Inc.+          819,775
   139,300    Quaker Fabric Corporation+      705,206
                                          -----------
                                            1,524,981
                                          -----------
    HOTELS AND RESTAURANTS -- 0.9%
    17,300    Brinker International,
                Inc.+                         506,025
                                          -----------

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    INDUSTRIAL MACHINERY -- 1.3%
    74,800    NATCO Group, Inc., Class
                A+                        $   705,925
                                          -----------
    INSURANCE -- 3.6%
    78,900    MIIX Group, Inc.                946,800
    20,500    Radian Group, Inc.            1,060,875
                                          -----------
                                            2,007,675
                                          -----------
    MEDICAL SERVICES AND SUPPLIES -- 1.0%
    13,100    PolyMedica Corporation++        566,575
                                          -----------
    MEDICAL SUPPLIES -- 1.4%
    44,600    Orthofix International NV,
                ADR+                          797,225
                                          -----------
    METALS AND METAL PROCESSING -- 1.3%
    37,800    Reliance Steel & Aluminum
                Company                       722,925
                                          -----------
    OIL AND GAS -- 13.2%
    49,800    Basin Exploration Inc.+         890,175
    34,100    CARBO Ceramics, Inc.          1,197,762
    14,300    Equitable Resources, Inc.       689,975
    77,200    Genesis Exploration Ltd.+       573,784
    18,500    HS Resources, Inc.+             555,000
    69,000    OSCA, Inc., Class A+          1,164,375
    81,900    Southwest Gas Corporation     1,433,250
    32,800    Tom Brown, Inc.+                756,450
                                          -----------
                                            7,260,771
                                          -----------
    REAL ESTATE -- 14.8%
    51,000    CenterPoint Properties
                Corporation                 2,078,250
   145,100    Correctional Properties
                Trust                       1,523,550
    89,700    Kilroy Realty Corporation     2,326,594
    93,800    Reckson Associates Realty
                Corporation                 2,227,750
                                          -----------
                                            8,156,144
                                          -----------
    RESTAURANTS -- 2.3%
    12,600    Papa John's International,
                Inc.+                         308,700
    75,800    Ruby Tuesday, Inc.              952,238
                                          -----------
                                            1,260,938
                                          -----------

SHARES                                          VALUE
-----------------------------------------------------
    RETAIL -- 0.9%
    24,000    Chico's FAS, Inc.+          $   480,000
                                          -----------
TOTAL COMMON STOCKS
                      (Cost $54,751,555)   54,422,358
                                          -----------

PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 3.3%
                       (Cost $1,810,000)
$1,810,000    Agreement with State
                Street Bank and Trust
                Company, 6.350%
                06/30/2000, to be
                repurchased at
                $1,810,958 on
                07/03/2000,
                collateralized by
                $1,625,000 U.S. Treasury
                Bond, 7.125% maturing
                02/15/2023 (value
                $1,850,469)                 1,810,000
                                          -----------

OTHER INVESTMENTS**
  (Cost $11,678,958)          21.2%      11,678,958
                             -----      -----------
TOTAL INVESTMENTS
  (Cost $68,240,513*)        123.5%      67,911,316
OTHER ASSETS AND
  LIABILITIES (NET)          (23.5)     (12,935,014)
                             -----      -----------
NET ASSETS                   100.0%     $54,976,302
                             =====      ===========

OPEN OPTION CONTRACTS WRITTEN

        Name of         Number of   Exercise   Expiration
        Issuer          Contracts    Price        Date       Value
        -------         ---------   --------   ----------   -------
PolyMedica Corporation,
  Call Options             130        $50       9/16/00     $60,937

No written options were exercised or expired during the year.

------------
 * Aggregate cost for Federal tax purposes is $68,611,270.

 ** As of June 30, 2000, the market value of the securities on loan is $11,153,436. Collateral received for securities loaned includes $66,912 in U.S. Government securities and the remaining $11,612,046 is invested in Navigator Securities Lending Trust-Prime Portfolio.

 + Non-income producing security.

 ++ 13,000 shares pledged as collateral for open option contracts written.

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 100.0%
    BANKING AND FINANCIAL SERVICES -- 3.2%
122,150    Financial Federal
             Corporation+                $  2,122,356
 46,200    Silicon Valley Bancshares+       1,969,275
118,900    Southwest Bancorporation of
             Texas, Inc.+                   2,467,175
                                         ------------
                                            6,558,806
                                         ------------
    BROADCASTING -- 1.0%
101,550    Spanish Broadcasting
             Systems, Inc., Class A+        2,088,122
                                         ------------
    BUSINESS SERVICES -- 7.8%
120,700    AppNet, Inc.+                    4,345,200
121,150    Charles River Associates,
             Inc.+                          2,135,269
234,050    ProsoftTraining.com+             3,934,966
145,012    Tetra Tech, Inc.+                3,317,149
120,650    Vicinity Corporation+            2,367,756
                                         ------------
                                           16,100,340
                                         ------------
    CHEMICALS -- 5.2%
 64,700    Cabot Microelectronics
             Corporation+                   2,960,025
 96,800    Cambrex Corporation              4,356,000
101,250    Diversa Corporation+             3,353,906
                                         ------------
                                           10,669,931
                                         ------------
    COMMERCIAL SERVICES -- 1.0%
 78,200    Manitowoc Company, Inc.          2,091,850
                                         ------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES -- 19.3%
148,750    Advanced Digital Information
             Corporation+                   2,370,703
146,450    Caldera Systems, Inc.+           1,913,003
 58,600    Concord Communications,
             Inc.+                          2,336,675
105,450    Cybex Computer Products
             Corporation                    4,468,444
 93,400    Fundtech Ltd., ADR+              2,428,400
 90,150    Level 8 Systems, Inc.+           1,898,784
 97,350    MapInfo Corporation+             3,954,844
 48,500    MatrixOne, Inc.+                 1,970,313
 76,850    MCSi, Inc.+                      1,988,494
174,950    Media 100, Inc.+                 4,504,962
 72,350    National Instruments
             Corporation+                   3,156,269
 57,300    ScanSource, Inc.+                2,227,537

SHARES                                          VALUE
-----------------------------------------------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES
      (CONTINUED)
 79,200    SmartDisk Corporation+        $  2,178,000
257,550    Zamba Corporation+               1,416,525
221,850    Zomax, Inc.+                     2,911,781
                                         ------------
                                           39,724,734
                                         ------------
    DISTRIBUTORS -- 0.8%
 84,800    Advance Paradigm, Inc.+          1,738,400
                                         ------------
    DRUGS & HEALTH CARE -- 3.5%
123,750    Noven Pharmaceuticals, Inc.+     3,720,234
185,500    Texas Biotechnology
             Corporation+                   3,524,500
                                         ------------
                                            7,244,734
                                         ------------
    ELECTRONICS -- 17.5%
106,300    CTS Corporation                  4,783,500
 50,400    Cymer, Inc.+                     2,406,600
 41,400    DSP Group, Inc.+                 2,318,400
 72,200    International Rectifier
             Corporation+                   4,043,200
 44,750    L-3 Communications Holding,
             Inc.+                          2,553,547
114,650    MKS Instruments, Inc.+           4,485,681
 20,625    Orbotech Ltd., ADR+              1,915,547
 70,200    SBS Technologies, Inc.+          2,593,013
102,325    Therma-Wave, Inc.+               2,283,127
105,200    Trimble Navigation Ltd.+         5,135,075
 75,500    Varian, Inc.+                    3,482,437
                                         ------------
                                           36,000,127
                                         ------------
    ENTERTAINMENT -- 0.7%
 69,300    World Wrestling Federation
             Entertainment, Inc., Class
             A+                             1,442,306
                                         ------------
    HEALTH CARE PRODUCTS -- 2.4%
107,900    Biomatrix, Inc.+                 2,441,238
 57,150    Titan Pharmaceuticals, Inc.+     2,457,450
                                         ------------
                                            4,898,688
                                         ------------
    MACHINERY -- 3.1%
144,600    Applied Science and
             Technology, Inc.+              3,741,525
 66,950    Helix Technology Corporation     2,611,050
                                         ------------
                                            6,352,575
                                         ------------

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEDICAL PRODUCTS -- 5.7%
100,800    Dendreon Corporation+         $  1,669,500
 74,850    Enzon, Inc.+                     3,181,125
212,150    Organogenesis, Inc.+             2,426,466
 35,350    Tanox, Inc.+                     1,672,497
195,350    Targeted Genetics
             Corporation+                   2,905,831
                                         ------------
                                           11,855,419
                                         ------------
    MEDICAL SERVICES -- 4.9%
 75,650    Allscripts, Inc.+                1,739,950
101,700    Charles River Laboratories
             International, Inc.+           2,256,469
 73,900    PolyMedica Corporation+          3,196,175
 84,000    Province Healthcare Company+     3,034,500
                                         ------------
                                           10,227,094
                                         ------------
    MEDICAL SUPPLIES -- 2.6%
123,750    ADAC Laboratories+               2,970,000
 33,460    Molecular Devices
             Corporation+                   2,315,014
                                         ------------
                                            5,285,014
                                         ------------
    OIL AND GAS EQUIPMENT AND SERVICES -- 2.7%
 73,850    Core Laboratories NV+            2,141,650
 61,100    Hanover Compressor Company+      2,321,800
 36,900    National-Oilwell, Inc.+          1,213,088
                                         ------------
                                            5,676,538
                                         ------------
    RETAIL -- 7.4%
192,250    Cutter & Buck, Inc.+             1,525,984
 53,075    Fossil, Inc.+                    1,031,645
254,250    Hollywood Entertainment
             Corporation+                   2,002,219
 43,200    Michaels Stores, Inc.+           1,979,100
 70,350    Pacific Sunwear of
             California, Inc.+              1,319,063
115,550    Rent-Way, Inc.+                  3,372,616
 96,300    The Men's Wearhouse, Inc.+       2,148,694
 69,350    Ultimate Electronics, Inc.+      1,858,363
                                         ------------
                                           15,237,684
                                         ------------
    STORAGE -- 1.3%
122,150    Mobile Mini, Inc.+               2,694,934
                                         ------------
    TECHNOLOGY -- 0.8%
 47,850    Stratos Lightwave, Inc.+         1,333,819
  7,800    Symyx Technologies+                332,353
                                         ------------
                                            1,666,172
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
    TELECOMMUNICATIONS -- 7.3%
 66,200    ADTRAN, Inc.+                 $  3,963,725
 53,350    Corsair Communications,
             Inc.+                          1,533,813
 88,700    Digital Microwave
             Corporation+                   3,381,687
279,800    Glenayre Technologies, Inc.+     2,955,387
 81,200    LCC International, Inc.,
             Class A+                       2,217,775
 37,250    Vyyo, Inc.+                      1,005,750
                                         ------------
                                           15,058,137
                                         ------------
    TRANSPORTATION -- 1.8%
118,900    EGL, Inc.+                       3,656,175
                                         ------------
TOTAL COMMON STOCKS
                    (Cost $191,253,317)   206,267,780
                                         ------------
PRINCIPAL
 AMOUNT
---------
REPURCHASE AGREEMENT-- 3.6%
                        (Cost $7,388,000)

$7,388,000    Agreement with State
                Street Bank and Trust
                Company, 6.350% dated
                06/30/2000, to be
                repurchased at
                $7,391,909 on
                07/03/2000,
                collateralized by
                $7,435,000 U.S.
                Treasury Note, 6.625%
                maturing 04/30/2002
                (value $7,537,231)          7,388,000
                                         ------------

OTHER INVESTMENTS**
  (Cost $46,088,978)         22.4%       46,088,978
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $244,730,295*)      126.0%      259,744,758
OTHER ASSETS AND
  LIABILITIES (NET)         (26.0)      (53,580,881)
                            -----      ------------
NET ASSETS                  100.0%     $206,163,877
                            =====      ============

------------
 * Aggregate cost for Federal tax purposes is $245,464,882.
** As of June 30, 2000, the market value of the securities on loan is $43,443,411. Collateral received for securities loaned includes $480,000 in U.S. Government securities and the remaining $45,608,978 is invested in Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS -- 92.6%
    BRAZIL -- 10.1%
     45,000    Companhia Cervejaria
                 Brahma, ADR              $    765,000
     26,750    Companhia Vale do Rio
                 Doce, ADR                     754,963
     40,000    Embratel Participacoes
                 SA, ADR                       945,000
     89,300    Tele Centro Oeste Celular
                 Participacoes SA, ADR       1,071,600
     12,750    Tele Centro Sul
                 Participacoes SA, ADR         931,547
     44,534    Tele Norte Leste
                 Participacoes SA, ADR       1,052,123
     33,130    Uniao De Bancos
                 Brasileiros SA, GDR
                 (Unibanco)                    952,487
     89,950    Usinas Siderurgicas de
                 Minas Gerais SA, ADR          415,956
                                          ------------
                                             6,888,676
                                          ------------
    CHILE -- 1.2%
     44,000    Antofagasta Holdings Plc        236,346
      7,700    Chilectra SA, ADR               121,496
     23,500    Compania
                 Telecomunicaciones de
                 Chile SA, ADR                 425,938
                                          ------------
                                               783,780
                                          ------------
    CHINA\HONG KONG -- 9.2%
  5,000,000    China Eastern Airlines
                 Corporation Ltd.+             634,982
    264,000    China Insurance
                 International Holdings
                 Company Ltd.+                  54,185
    243,000    China Telecom (Hong Kong)
                 Ltd.+                       2,143,063
    190,000    Citic Pacific Ltd.              996,857
    470,000    Culturecom Holdings Ltd.+        68,129
    540,000    New World CyberBase Ltd.+        34,635
  4,000,000    PetroChina Company Ltd.,
                 Class H+                      831,249
  2,300,000    Phoenix Satellite
                 Television Holdings
                 Ltd.+                         318,646
      5,000    SINA.com, ADR+                  128,125
    700,000    tom.com Ltd.+                   448,977

SHARES                                           VALUE
------------------------------------------------------
    CHINA\HONG KONG (CONTINUED)
  3,000,000    Yizheng Chemical Fibre
                 Company Ltd.             $    596,498
    119,115    Yuxing Infotech Holdings
                 Ltd.+                          65,322
                                          ------------
                                             6,320,668
                                          ------------
    HUNGARY -- 2.0%
     29,000    Magyar Tavkozlesi Rt, ADR       998,687
     14,000    MOL Magyar Olaj-es
                 Gazipari Rt, GDR              193,900
      3,700    OTP Bank Rt, GDR                192,400
                                          ------------
                                             1,384,987
                                          ------------
    INDIA -- 7.9%
    140,000    Gujarat Ambuja Cements
                 Ltd., GDR                     602,000
     14,645    ICICI Ltd., ADR                 274,594
     93,000    Mahanagar Telephone Nigam
                 Ltd., GDR                     947,437
    209,750    Mahindra & Mahindra Ltd.,
                 GDR                           983,203
     33,675    Pentamedia Graphics Ltd.,
                 GDR                           467,241
     67,200    State Bank of India, GDR        663,600
     91,890    Videsh Sanchar Nigam
                 Ltd., GDR                   1,435,781
                                          ------------
                                             5,373,856
                                          ------------
    ISRAEL -- 2.1%
     99,000    Bank Hapoalim Ltd., GDR       1,430,550
                                          ------------
    MEXICO -- 12.3%
    100,000    ALFA SA de CV                   228,519
     36,000    Cemex SA de CV, ADR             841,500
     12,000    Fomento Economico
                 Mexicano SA de CV, ADR        516,750
     40,000    Grupo Carso SA de CV,
                 ADR+                          283,568
     43,000    Grupo Iusacell SA de CV,
                 ADR+                          671,875
    131,111    Grupo Mexico SA                 368,858
    406,000    Grupo Televisa SA+            1,393,744
    145,000    Organizacion Soriana SA
                 de CV                         577,290
     38,200    Telefono de Mexico SA,
                 ADR                         2,182,175

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEXICO (CONTINUED)
     52,500    Tubos de Acero de Mexico
                 SA, ADR                  $    728,438
     50,000    TV Azteca SA de CV, ADR         659,375
                                          ------------
                                             8,452,092
                                          ------------
    PERU -- 0.0%#
         82    Ferreyros SA, ADR                   522
                                          ------------
    POLAND -- 3.4%
     16,500    Elektrim Spolka Akcyjna
                 SA                            189,464
     17,500    KGHM Polska Miedz SA, GDR       260,312
    109,410    Polski Koncern Naftowy
                 Orlen SA, GDR+              1,019,701
     10,500    ProKom, GDR                     265,650
     60,000    Telekomunikacja Polska
                 SA, GDR                       414,300
     33,000    Wielkopolski Bank
                 Kredytowy SA                  192,495
                                          ------------
                                             2,341,922
                                          ------------
    RUSSIA -- 3.0%
     17,000    Lukoil Holdings, ADR            869,040
     35,400    RAO Unified Energy
                 Systems, GDR                  407,100
     59,000    Surgutneftegaz, ADR             786,175
                                          ------------
                                             2,062,315
                                          ------------
    SENEGAL -- 0.7%
     11,782    Sonatel Communications
                 Corporation                   445,898
                                          ------------
    SINGAPORE -- 0.3%
     20,000    Venture Manufacturing
                 Ltd.                          203,822
                                          ------------
    SLOVAKIA -- 0.0%#
      2,000    Slovnaft AS, GDR                 23,500
                                          ------------
    SOUTH AFRICA -- 4.3%
          1    Imperial Holdings Ltd.                8
     19,510    Primedia Ltd.                    15,815
    540,000    Primedia Ltd.                   401,916
    127,245    Sappi Ltd.                      956,447
    643,450    Softline Ltd.+                  591,766

SHARES                                           VALUE
------------------------------------------------------
    SOUTH AFRICA (CONTINUED)
    187,000    Standard Bank Investment
                 Corporation Ltd.         $    730,361
     29,035    Tiger Brands Ltd.               260,181
                                          ------------
                                             2,956,494
                                          ------------
    SOUTH KOREA -- 15.0%
      5,000    Dacom Corporation               724,199
     26,400    Housing & Commercial
                 Bank, Korea                   617,959
     33,000    Korea Electric Power
                 Corporation                 1,024,013
     10,000    Korea Telecom
                 Corporation, ADR              880,697
     27,000    LG Electronics                  755,499
      5,610    Pohang Iron & Steel
                 Company Ltd.                  475,959
      9,571    Samsung Electronics           3,167,372
      6,500    SK Telecom Company Ltd.       2,127,755
         58    SK Telecom Company Ltd.,
                 ADR                             2,106
     26,400    Trigem Computer, Inc.+          529,172
                                          ------------
                                            10,304,731
                                          ------------
    TAIWAN -- 11.6%
         84    Asustek Computer, Inc.,
                 GDR                               773
     89,598    Asustek Computer, Inc.,
                 GDR                           822,062
     37,195    Far Eastern Textile Ltd.,
                 GDR+                          466,797
      5,700    GigaMedia Ltd.+                  69,113
     28,000    Hon Hai Precision
                 Industry Company Ltd.,
                 GDR+                          700,000
     43,629    Macronix International
                 Company Ltd., ADR           1,115,276
     78,050    Powerchip Semiconductor
                 Corporation, GDR            1,574,659
     24,300    Synnex Technology
                 International
                 Corporation, GDR              522,450
     78,000    Systex Corporation, GDR+        830,700
     18,512    Taiwan Semiconductor
                 Manufacturing Company
                 Ltd., ADR                     717,340
     39,736    Winbond Electronics
                 Corporation, GDR            1,142,410
                                          ------------
                                             7,961,580
                                          ------------

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    THAILAND -- 4.4%
    236,600    Grammy Entertainment
                 Public Company Ltd.      $    609,996
    545,000    Siam Makro Public Company
                 Ltd.                          646,905
    803,200    TelecomAsia Corporation
                 Public Company Ltd.+          891,875
    216,400    Total Access
                 Communication Public
                 Company Ltd.+                 869,928
                                          ------------
                                             3,018,704
                                          ------------
    TURKEY -- 2.0%
 17,673,300    Carsi Buyuk Magazacilik
                 AS                            512,753
  2,816,950    Vestel Elektronik Sanayi
                 ve Ticaret AS+                851,330
                                          ------------
                                             1,364,083
                                          ------------
    UNITED KINGDOM -- 1.7%
    159,000    South African Breweries
                 Plc                         1,185,763
                                          ------------
    UNITED STATES -- 1.4%
     17,300    DSP Group, Inc.+                968,800
                                          ------------
TOTAL COMMON STOCKS
                      (Cost $60,745,834)    63,472,743
                                          ------------
PREFERRED STOCKS -- 1.4%
    BRAZIL -- 1.3%
     95,000    Companhia Paranaense de
                 Energia-Copel, ADR            884,687
        417    Telecomunicacoes do Rio
                 de Janeiro SA                      12
                                          ------------
                                               884,699
                                          ------------

SHARES                                           VALUE
------------------------------------------------------
    SOUTH KOREA -- 0.1%
      1,571    Shinsegae Department
                 Store Company            $     55,512
                                          ------------
TOTAL PREFERRED STOCKS
                         (Cost $932,879)       940,211
                                          ------------
INVESTMENT COMPANY   SECURITIES -- 0.8%
                         (Cost $700,000)
    SOUTH KOREA -- 0.8%
     70,000    Korea Investment
                 Corporation+                  517,300
                                          ------------
WARRANTS -- 0.0%#
    INDONESIA -- 0.0%#
 20,000,000    PT Lippo Bank Tbk,
                 expires, 04/12/2002+                0
                                          ------------
    MEXICO -- 0.0%#
      2,250    Cemex SA de CV, ADR,
                 expires, 12/13/2002+            5,977
                                          ------------
TOTAL WARRANTS
  (Cost $3,938)                           $      5,977
                                          ------------

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                           VALUE
------------------------------------------------------
REPURCHASE AGREEMENT -- 6.1%
                       (Cost $4,213,000)
$ 4,213,000    Agreement with State
                 Street Bank and Trust
                 Company, 6.350% dated
                 06/30/2000, to be
                 repurchased at
                 $4,215,229 on
                 07/03/2000,
                 collateralized by
                 $3,775,000 U.S.
                 Treasury Bond, 7.500%
                 maturing 11/15/2016
                 (value $4,298,781)          4,213,000
                                          ------------

OTHER INVESTMENTS**
  (Cost $11,016,414)          16.1%     $11,016,414
                             -----      -----------
TOTAL INVESTMENTS
  (Cost $77,612,065*)        117.0%      80,165,645
OTHER ASSETS AND
  LIABILITIES (NET)          (17.0)     (11,646,184)
                             -----      -----------
NET ASSETS                   100.0%     $68,519,461
                             =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $77,952,022.
 ** As of June 30, 2000, the market value of the securities on loan is $10,755,726. Collateral received for securities loaned consists of $11,016,414 invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

At June 30, 2000 sector diversification of the Munder Framlington Emerging Markets Fund was as follows:

                                  % OF
                               NET ASSETS          VALUE
                               -------------------------
COMMON STOCKS:
                                  21.0%     $ 14,405,520
Telecommunications...........
                                  14.3         9,811,312
Electronics..................
                                   7.4         5,054,447
Banking and Financial
  Services...................
                                   7.0         4,756,466
Cellular Telecommunication
  Services...................
                                   5.4         3,723,565
Oil and Gas..................
                                   5.0         3,423,978
Computer Hardware, Software
  or Services................
                                   3.4         2,371,764
Broadcasting and
  Advertising................
                                   3.2         2,171,937
Building and Building
  Materials..................
                                   2.9         2,005,480
Diversified..................
                                   2.5         1,736,948
Retail.......................
                                   2.3         1,552,609
Utilities....................
                                   2.3         1,574,659
Private Placements...........
                                   2.0         1,384,655
Metals and Mining............
                                   2.0         1,352,007
Computers and Business
  Equipment..................
                                   1.9         1,281,750
Food and Beverages...........
                                   1.7         1,185,763
Food and Beverage............
                                   1.4           956,447
Paper and Forest Products....
                                   1.4           983,203
Automobiles..................
                                   1.3           891,915
Steel........................

                                  % OF
                               NET ASSETS          VALUE
                               -------------------------
                                   0.9%     $    609,996
Leisure Time.................
                                   0.9           596,498
Chemicals....................
                                   0.9           634,982
Air Travel...................
                                   0.7           466,797
Apparel and Textiles.........
                                   0.6           417,731
Multimedia...................
                                   0.1            68,129
Printing and Publishing......
                                   0.1            54,185
Insurance....................
                                 -----      ------------
                                  92.6        63,472,743
TOTAL COMMON STOCKS..........
                                   1.4           940,211
PREFERRED STOCKS.............
                                   0.8           517,300
INVESTMENT COMPANY
  SECURITY...................
                                   0.0#            5,977
WARRANTS.....................
                                   6.1         4,213,000
REPURCHASE AGREEMENTS........
                                  16.1        11,016,414
OTHER INVESTMENTS............
                                 -----      ------------
                                 117.0        80,165,645
TOTAL INVESTMENTS............
                                 -----      ------------
                                (17.0)       (11,646,184)
OTHER ASSETS AND LIABILITIES
  (NET)......................
                                 -----      ------------
                                 100.0%     $ 68,519,461
NET ASSETS...................
                                 =====      ============

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- DOMESTIC -- 77.7%
    BIOTECHNOLOGY -- 26.4%
     21,000    Abegenix, Inc.+           $  2,517,047
     15,000    Affymetrix, Inc.+            2,476,875
     40,000    Alexion Pharmaceuticals,
                 Inc.+                      2,860,000
     54,170    Corixa Corporation+          2,325,924
     60,000    Cubist Pharmaceuticals,
                 Inc.+                      2,955,000
     60,000    CuraGen Corporation+         2,283,750
    120,000    Diacrin, Inc.+                 945,000
     47,875    Exelixis, Inc.+              1,597,828
     60,000    Gene Logic+                  2,141,250
     12,500    Genentech, Inc.+             2,150,000
     70,000    Genzyme Transgenics
                 Corporation+               1,898,750
     20,000    Gilead Sciences, Inc.+       1,422,500
     18,000    Human Genome Sciences,
                 Inc.+                      2,400,750
     50,000    ICOS Corporation+            2,200,000
    108,500    Intermune
                 Pharmaceuticals, Inc.+     4,482,406
    200,000    Interpore International,
                 Inc.+                      1,937,500
     32,700    Invitrogen Corporation+      2,459,142
     99,995    Lexicon Genetics, Inc.+      3,437,328
     15,300    Maxim Pharmaceuticals,
                 Inc.+                        786,038
     20,000    Medarex, Inc.+               1,690,000
     26,000    Millennium
                 Pharmaceuticals, Inc.+     2,908,750
     50,125    Neose Technologies,
                 Inc.+                      2,108,383
     80,000    Neurocrine Biosciences,
                 Inc.+                      2,845,000
     87,500    NPS Pharmaceuticals,
                 Inc.+                      2,340,625
     11,700    Onyx Pharmaceuticals,
                 Inc.+                        144,788
    100,000    OSI Pharmaceuticals,
                 Inc.+                      2,881,250
     43,000    Pharmacopeia, Inc.+          1,994,125
     45,000    Pharmacyclics, Inc.+         2,745,000
     81,175    PRAECIS Pharmaceuticals,
                 Inc.+                      2,262,753
     72,775    Ribozyme
                 Pharmaceuticals, Inc.+     1,878,505
     60,000    TranskaryoticTherapies,
                 Inc.+                      2,205,000

SHARES                                          VALUE
-----------------------------------------------------
    BIOTECHNOLOGY (CONTINUED)
     40,000    Trimeris, Inc.+           $  2,797,500
     38,000    Vical, Inc.+                   731,500
                                         ------------
                                           72,810,267
                                         ------------
    CONTRACT SALES AND RESEARCH ORGANIZATIONS -- 3.2%
     75,000    Accredo Health, Inc.+        2,592,187
     46,000    Aurora Bioscience
                 Corporation+               3,136,625
     80,000    Pharmaceutical Product
                 Development, Inc.+         1,680,000
    100,000    Quintiles TransNational
                 Corporation+               1,412,500
     19,100    US Oncology, Inc.+              95,500
                                         ------------
                                            8,916,812
                                         ------------
    DISTRIBUTION AND MARKETING SERVICES -- 4.7%
    100,000    Advance Paradigm, Inc.+      2,050,000
    205,075    Genomic Solutions, Inc.+     2,999,222
    200,000    Omnicare, Inc.               1,812,500
     25,000    Priority Healthcare
                 Corporation+               1,857,813
     47,525    Professional Detailing,
                 Inc.+                      1,618,820
     20,000    Waters Corporation+          2,496,250
                                         ------------
                                           12,834,605
                                         ------------
    DRUGS -- 18.4%
     18,600    AVANT
                 Immunotherapeutics,
                 Inc.+                        196,463
     63,000    Celgene Corporation+         3,709,125
      6,925    Cellegy Pharmaceuticals,
                 Inc.+                         55,152
     40,000    Cephalon, Inc.+              2,395,000
     20,000    ChiRex, Inc.+                  400,000
     45,000    Collagenex
                 Pharmaceuticals, Inc.+       421,875
    170,000    Connetics Corporation+       2,496,875
        175    Crescendo
                 Pharmaceuticals
                 Corporation +                  3,522
     30,000    CV Therapeutics, Inc.+       2,079,375
     55,000    CVS Corporation              2,200,000
     90,600    Dendreon Corporation+        1,500,563
     15,000    Forest Laboratories,
                 Inc.+                      1,515,000
    110,000    GelTex Pharmaceuticals,
                 Inc.+                      2,248,125
     60,000    ILEX Oncology, Inc.+         2,115,000

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, June 30, 1999
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    DRUGS (CONTINUED)
     61,000    Jones Medical
                 Industries, Inc.        $  2,436,187
     67,500    King Pharmaceuticals,
                 Inc.+                      2,961,562
     40,000    Medicis Pharmaceutical
                 Corporation+               2,280,000
     33,000    Medimmune, Inc.+             2,442,000
    175,000    Mid Atlantic Med
                 Services, Inc.+            2,362,500
    100,000    Neurogen Corporation+        2,601,350
     60,000    OXiGENE, Inc.+                 600,000
     50,000    Pfizer, Inc.                 2,400,000
     47,599    Pharmacia Corporation        2,460,273
     24,000    Sepracor, Inc.+              2,895,000
     60,000    Sybron International
                 Corporation+               1,188,750
     25,000    United Therapeutics
                 Corporation+               2,709,375
     30,000    Wellpoint Health
                 Networks, Inc.+            2,173,125
                                         ------------
                                           50,846,197
                                         ------------
    DRUG DELIVERY -- 2.8%
     40,000    ALZA Corporation+            2,365,000
     55,000    Anesta Corporation+          1,368,125
     20,000    Inhale Therapeutic
                 Systems+                   2,029,375
     74,800    Valentis, Inc.+                878,900
    120,000    Valentis, Inc.+              1,015,200
                                         ------------
                                            7,656,600
                                         ------------
    HOSPITAL/MEDICAL SERVICES -- 0.7%
     40,000    American Healthcorp,
                 Inc.+                        205,000
     33,000    Amsurg Corporation,
                 Class A+                     177,375
     15,000    Amsurg Corporation,
                 Class B+                      81,562
     23,000    Express Scripts, Inc.,
                 Class A+                   1,428,875
                                         ------------
                                            1,892,812
                                         ------------
    MANAGED HEALTH CARE -- 3.8%
     10,000    Hanger Orthopedic Group+        49,375
     71,500    HCA -- The Healthcare
                 Company                    2,171,812

SHARES                                          VALUE
-----------------------------------------------------
    MANAGED HEALTH CARE (CONTINUED)
    300,000    HEALTHSOUTH Corporation+  $  2,156,250
     45,000    IMPATH, Inc.+                2,441,250
    100,000    ProMedCo Management
                 Company+                     109,375
     90,000    Renal Care Group, Inc.+      2,200,781
    228,650    Res-Care, Inc.+              1,228,994
                                         ------------
                                           10,357,837
                                         ------------
    MEDICAL DEVICES -- 11.1%
     30,000    ATS Medical, Inc.+             438,750
     50,000    Biomet, Inc.                 1,921,875
     75,000    Cyberonics, Inc.+              900,000
     10,000    Cytyc Corporation+             482,750
     72,200    Endocardial Solutions,
                 Inc.+                        613,700
    143,500    Endocardial Solutions,
                 Inc.+                      1,219,750
    225,000    EndoSonics Corporation+      1,265,625
    100,000    EPIX Medical, Inc.+          1,487,500
    100,000    Gliatech, Inc.+              2,025,000
     50,000    Guidant Corporation+         2,475,000
    195,000    Kensey Nash Corporation+     2,169,375
     30,000    LJL Biosystems, Inc.+          581,250
    200,000    Micro Therapeutics,
                 Inc.+                        873,880
     22,000    MiniMed, Inc.+               2,596,000
     40,000    Molecular Devices
                 Corporation+               2,767,500
     18,575    ORATEC Interventions,
                 Inc.+                        619,941
     30,000    PE Corp-PE Biosystems
                 Group                      1,976,250
    100,000    ResMed, Inc.+                2,675,000
     38,150    Sonic Innovations, Inc.+       708,159
    100,000    VISX, Inc.+                  2,806,250
                                         ------------
                                           30,603,555
                                         ------------
    MEDICAL INFORMATION SYSTEMS -- 2.0%
     70,000    Allscripts, Inc.+            1,610,000
     70,000    Cerner Corporation+          1,907,500
     20,000    Data Critical
                 Corporation+                 260,000
     50,000    eBenX, Inc.+                 1,059,375
     60,000    First Consulting Group,
                 Inc.+                        333,750
     50,000    MedicaLogic, Inc.+             462,500
                                         ------------
                                            5,633,125
                                         ------------

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, June 30, 1999
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
         d}
    MEDICAL SERVICES -- 4.6%
     40,000    Cardinal Health, Inc.     $  2,960,000
    350,000    Caremark Rx, Inc.+           2,384,375
    263,025    HealthStream, Inc.+          1,446,638
     80,000    MGI Pharma, Inc.+            2,301,250
     71,925    SonoSite, Inc.+              2,072,339
     30,000    Zoll Medical
                 Corporation+               1,470,000
                                         ------------
                                           12,634,602
                                         ------------
TOTAL COMMON STOCKS -- DOMESTIC
  (Cost $170,503,745)                     214,186,412
                                         ------------
COMMON STOCKS -- FOREIGN -- 15.0%
    BIOTECHNOLOGY -- 5.7%
     25,000    Cambridge Antibody
                 Technology Group Plc+      1,119,694
     90,000    Celltech Group Plc+          1,743,091
     20,000    Cerep+                       1,374,769
     36,980    GPC Biotech AG+              1,888,808
     90,400    KS Biomedix Holdings+          770,095
     30,000    Maxim Pharmaceutical+        1,564,626
     20,000    NeuroSearch A/S+             1,560,961
      8,000    Nicox SA+                      446,800
    200,000    Oxford Asymmetry
                 International Plc+         1,504,021
    650,000    Oxford BioMedica Plc+          688,460
    108,000    Peptide Therapeutics
                 Group+                       148,707
     60,000    Pharming Group NV+             776,171
      2,000    Serono SA, Class B           1,667,382
     37,500    Shield Diagnostics Group
                 Plc+                         405,700
                                         ------------
                                           15,659,285
                                         ------------
    CONTRACT SALES AND RESEARCH ORGANIZATIONS -- 1.0%
     12,253    Evotec Biosystems AG+        1,099,607
    135,413    Medisys Plc+                   256,117
     52,470    Medivir AB                   1,400,984
                                         ------------
                                            2,756,708
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
    DRUGS -- 5.3%
      6,000    Actelion Ltd.+            $  1,956,722
     64,000    AMRAD Corporation Ltd.+         28,706
    220,000    Bioglan Pharma Plc           1,870,796
    110,000    Galen Holdings Plc           1,056,900
     50,000    Karo Bio AB+                 1,859,410
    293,000    Neurochem, Inc.+             1,643,176
     20,000    QLT PhotoTherapeutics,
                 Inc.+                      1,546,250
      8,510    Rhein Biotech NV+            1,121,181
     53,000    Teva Pharmaceutical, ADR     2,938,188
     30,000    Warner Chilcott
                 Laboratories, ADR+           667,500
                                         ------------
                                           14,688,829
                                         ------------
    DRUG DELIVERY -- 0.9%
    170,000    SR Pharma Plc+                 815,409
    500,000    Weston Medical Group
                 Plc+                       1,588,755
                                         ------------
                                            2,404,164
                                         ------------
    MEDICAL DEVICES -- 1.7%
     50,000    Chemunex SA +                   77,331
    196,870    Gyrus Group Plc+             1,102,171
     25,200    Jomed NV+                      996,383
     15,000    QIAGEN NV, ADR+              2,610,000
                                         ------------
                                            4,785,885
                                         ------------
    MEDICAL INFORMATION SYSTEMS -- 0.4%
     85,820    PyroSequencing AB+             992,476
                                         ------------
TOTAL COMMON STOCKS -- FOREIGN
  (Cost $34,245,629)                       41,287,347
                                         ------------
WARRANTS -- 0.0%#
  (Cost $0)
    DRUGS -- 0.0%#
      2,400    AVANT
                 Immunotherapeutics,
                 Inc., expires
                 08/24/03+                     13,800
                                         ------------

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, June 30, 1999
                                    (Continued)

---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.8%
  (Cost $10,576,000)
$ 10,576,000  Agreement with State Street
                Bank and Trust Company,
                6.350% dated 06/30/2000, to
                be repurchased at
                $10,581,596 on 07/03/2000,
                collateralized by
                $10,340,000 U.S. Treasury
                Note, 7.8750% maturing
                08/15/2001 (value
                $10,792,375)                  $   10,576,000
                                              --------------

OTHER INVESTMENTS**
  (Cost $61,861,438)         22.4%       61,861,438
                            -----      ------------

                                              VALUE
---------------------------------------------------
TOTAL INVESTMENTS
  (Cost $277,186,812*)      118.9%     $327,924,997
OTHER ASSETS AND
  LIABILITIES (NET)         (18.9)      (52,092,504)
                            -----      ------------
NET ASSETS                  100.0%     $275,832,493
                            =====      ============

------------
*  Aggregate cost for Federal tax purposes is $277,186,812.
+  Non-income producing security.
** As of June 30, 2000, the market value of the securities on loan is $60,094,859. Collateral received for securities loaned of $61,861,438 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

ABBREVIATIONS:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 95.8%
    AUSTRALIA -- 1.6%
 33,000    News Corporation Ltd.          $   453,920
 22,000    Rio Tinto Ltd.                     363,386
 60,000    Telstra Corporation Ltd.           243,287
 50,000    WMC Ltd.                           223,461
                                          -----------
                                            1,284,054
                                          -----------
    BELGIUM -- 1.1%
 21,000    Lernout & Hauspie Speech
             Products NV+                     925,313
                                          -----------
    CHINA\HONG KONG -- 2.2%
 50,000    China Telecom (Hong Kong)
             Ltd.+                            440,959
 60,000    Citic Pacific Ltd.                 314,797
 37,300    Hutchison Whampoa Ltd.             468,912
1,000,000  PetroChina Company Ltd.,
             Class H+                         207,812
730,000    Phoenix Satellite Television
             Holdings Ltd.+                   101,135
  1,200    SINA.com, ADR+                      30,750
1,000,000  Yizheng Chemical Fibre
             Company Ltd.                     198,833
 36,385    Yuxing Infotech Holdings
             Ltd.+                             19,953
                                          -----------
                                            1,783,151
                                          -----------
    FINLAND -- 3.9%
 42,400    Nokia AB Oyj                     2,163,618
 24,700    Sampo Insurance Oyj, A Shares    1,002,197
                                          -----------
                                            3,165,815
                                          -----------
    FRANCE -- 12.8%
 16,000    Aventis SA                       1,147,168
  6,825    AXA                              1,075,112
 11,250    Banque Nationale de Paris        1,082,630
  4,600    Castorama Dubois SA              1,137,430
 17,300    Pechiney SA                        721,763
  1,700    Publicis SA                        667,049
 13,000    Sidel SA                         1,054,324
 13,500    STMicroelectronics NV              850,638
 11,500    Total Fina SA, Class B           1,763,236
  9,750    Vivendi                            860,555
                                          -----------
                                           10,359,905
                                          -----------

SHARES                                          VALUE
-----------------------------------------------------
    GERMANY -- 1.8%
 14,600    Bayerische Hypo-Und
             Vereinsbank AG               $   943,088
  5,500    MobilCom AG                        549,764
                                          -----------
                                            1,492,852
                                          -----------
    ITALY -- 2.8%
175,000    ENI SpA                          1,010,789
 90,000    Telecom Italia SpA               1,237,292
                                          -----------
                                            2,248,081
                                          -----------
    JAPAN -- 26.0%
  5,700    Aiful Corporation                  525,385
 80,000    Asahi Bank, Ltd.                   336,271
 13,000    Computer Engineering &
             Consulting Ltd.                  214,410
 18,800    Credit Saison Company Ltd.         435,870
     30    DDI Corporation                    288,394
  8,000    Family Mart Company Ltd.           307,620
  7,000    Fanuc Ltd.                         711,842
 27,000    FCC Company Ltd.                   269,733
 13,000    Fuji Machine MFG Company Ltd.      682,437
 27,000    Fujisawa Pharmaceutical
             Company Ltd.                   1,091,655
 17,000    Honda Motor Company Ltd.           578,389
  2,900    Keyence Corporation                956,600
 20,000    Kokuyo Company                     327,789
120,000    Marubeni Corporation               412,799
 35,000    Marui Company Ltd.                 669,620
 23,700    Meitec Corporation                 938,127
117,000    Mitsubishi Chemical
             Corporation                      479,666
176,000    Mitsubishi Heavy Industries        779,605
 11,900    Nichiei Company Ltd.               195,146
 40,000    Nikko Securities Company Ltd.      395,834
200,000    Nippon Steel Corporation           420,338
 27,000    Nomura Securities Company
             Ltd.                             660,336
 61,000    NSK Ltd.                           534,659
     20    NTT Mobile Communications
             Network, Inc.                    540,974
 40,000    Onward Kashiyama Company Ltd.      542,859
  4,400    Orix Corporation                   648,980
 43,000    Ricoh Company Ltd.                 909,806
  3,500    Rohm Company                     1,022,572
  6,000    Shin-Etsu Chemical Company
             Ltd.                             304,227
  1,500    Softbank Corporation               203,572

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    JAPAN (CONTINUED)
  7,000    Sony Corporation               $   653,127
 28,000    Sumitomo Bank Ltd.                 343,056
 32,000    Sumitomo Electric Industries       548,287
 41,000    Sumitomo Trust & Banking           291,739
 20,000    The Bank of Tokyo-Mitsubishi
             Ltd.                             241,459
  5,000    Tokyo Electron Ltd.                684,228
  5,000    Tokyo Seimitsu Company, Ltd.       669,149
 35,000    Toshiba Corporation                394,845
 43,000    Ube-Nitto Kasei Company Ltd.       135,762
 12,900    World Company Ltd.                 559,257
 47,000    Yamato Kogyo Company Ltd.          217,049
                                          -----------
                                           21,123,473
                                          -----------
    NETHERLANDS -- 4.5%
 40,370    ABN AMRO Holdings NV               988,969
 20,100    ASM Lithography Holding NV         863,910
 10,200    Equant NV+                         414,447
 15,000    ING Groep NV                     1,013,892
 14,100    United Pan-Europe
             Communications NV+               368,704
                                          -----------
                                            3,649,922
                                          -----------
    NEW ZEALAND -- 0.3%
 57,000    Telecom Corporation of New
             Zealand Ltd.                     199,203
                                          -----------
    PORTUGAL -- 1.1%
176,500    Banco Comercial Portugues SA
             (BCP)                            918,350
                                          -----------
    SINGAPORE -- 0.5%
 26,600    Datacraft Asia Ltd.                234,080
 13,000    Singapore Airlines Ltd.            128,720
  2,300    St Assembly Test Services
             Ltd., Class A, ADR+               59,225
                                          -----------
                                              422,025
                                          -----------
    SLOVAKIA -- 0.0%#
  2,000    Slovnaft AS, GDR                    23,500
                                          -----------
    SOUTH KOREA -- 1.3%
  8,000    Korea Electric Power
             Corporation                      248,246
  2,000    Pohang Iron & Steel Company
             Ltd.                             169,682

SHARES                                          VALUE
-----------------------------------------------------
    SOUTH KOREA (CONTINUED)
  1,246    Samsung Electronics            $   412,344
    700    SK Telecom Company Ltd.            229,143
                                          -----------
                                            1,059,415
                                          -----------
    SPAIN -- 5.2%
      1    Banco Bilbao Vizcaya
             Argentaria SA                         15
 80,000    Banco Santander Central
             Hispano SA                       843,955
 46,000    Cortefiel SA                       997,777
 14,300    Sogecable SA+                      508,135
 82,500    Sol Melia SA                       921,525
 44,568    Telefonica SA+                     957,354
                                          -----------
                                            4,228,761
                                          -----------
    SWEDEN -- 5.2%
100,000    Ericsson (L.M.) AB, Class B      1,978,458
165,000    Nordbanken Holding AB            1,244,048
 37,500    Skandia Forsakrings AB             990,646
                                          -----------
                                            4,213,152
                                          -----------
    SWITZERLAND -- 6.8%
  1,451    Adecco SA                        1,232,812
    750    Novartis AG                      1,188,009
    125    Roche Holdings AG                1,216,821
  6,800    UBS AG -- Registered               996,261
  1,750    Zurich Allied AG                   864,648
                                          -----------
                                            5,498,551
                                          -----------
    THAILAND -- 0.6%
121,000    Total Access Communication
             Public Company Ltd.+             486,420
                                          -----------
    UNITED KINGDOM -- 18.1%
100,000    Aggreko Plc                        605,996
 40,000    Barclays Plc                       994,409
147,277    BBA Group Plc                      964,916
 89,000    BP Amoco Plc                       853,782
 86,400    CGU Plc                          1,438,050
250,000    Cookson Group Plc                  834,096
150,000    Hays Plc                           836,366
 53,000    Ocean Group Plc                    874,118
 37,000    Pearson Plc                      1,175,678
 35,000    SEMA Group Plc                     497,810
240,000    Spirent Plc                      1,614,175
 50,000    Standard Chartered Plc             622,640

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
600,000    Vodafone Group Plc             $ 2,423,986
110,000    Whitbread Plc                      990,324
                                          -----------
                                           14,726,346
                                          -----------
TOTAL COMMON STOCKS
  (Cost $59,455,285)                       77,808,289
                                          -----------
PREFERRED STOCKS -- 2.6%
    GERMANY -- 2.6%
 17,000    Fresenius Medical Care AG          710,870
    300    Porsche AG                         816,269
  3,075    SAP AG                             566,591
                                          -----------
                                            2,093,730
                                          -----------
TOTAL PREFERRED STOCKS
  (Cost $1,854,303)                         2,093,730
                                          -----------
INVESTMENT COMPANY SECURITIES -- 0.6%
  (Cost $700,000)
    SOUTH KOREA -- 0.6%
 70,000    Korea Investment Corporation+      517,300
                                          -----------

                                              VALUE
---------------------------------------------------
OTHER INVESTMENTS**
  (Cost $1,039,500)            1.3%     $ 1,039,500
                                        -----------
TOTAL INVESTMENTS
  (Cost $63,049,088*)        100.3%      81,458,819
OTHER ASSETS AND
  LIABILITIES (NET)           (0.3)        (233,398)
                             -----      -----------
NET ASSETS                   100.0%     $81,225,421
                             =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $64,013,314.
** As of June 30, 2000 the market value of the securities on loan is $1,012,219.
   Collateral received for securities loaned of $1,039,500 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.
 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

At June 30, 2000 sector diversification of the Munder Framlington International Growth Fund was as follows:

                                % OF
                             NET ASSETS         VALUE
                             ------------------------
COMMON STOCKS:
Banking and Financial
  Services..................    16.7%     $13,527,188
Telecommunications..........    14.1       11,431,266
Electronics.................    11.5        9,375,103
Insurance...................     6.6        5,370,653
Drugs and Health Care.......     5.7        4,643,653
Oil and Gas.................     4.8        3,859,119
Machinery...................     4.3        3,481,282
Retail......................     3.8        3,112,446
Diversified Industrial......     2.7        2,163,563
Electric and Electrical
  Equipment.................     2.6        2,146,327
Business Services...........     2.4        1,940,172
Holding Companies --
  Diversified...............     1.8        1,490,475
Metal Processing............     1.6        1,256,422
Communication Services......     1.6        1,324,818
Private Placements..........     1.5        1,232,812
Chemicals...................     1.4        1,118,488
Apparel and Textiles........     1.4        1,102,116
Broadcasting................     1.3        1,063,191
Restaurants.................     1.2          990,324
Computers...................     1.2          929,760

                                % OF
                             NET ASSETS         VALUE
                             ------------------------
Air Travel..................     1.2%     $ 1,002,838
Hotels......................     1.1          921,524
Automotive..................     1.0          848,122
Building and Building
  Materials.................     0.8          607,945
Advertising.................     0.8          667,049
Steel.......................     0.7          590,021
Metals and Mining...........     0.7          586,847
Forest Paper and Products...     0.4          327,788
Software....................     0.3          214,410
Internet Content............     0.3          234,322
Electric Utilities..........     0.3          248,245
                               -----      -----------
TOTAL COMMON STOCKS.........    95.8       77,808,289
PREFERRED STOCKS............     2.6        2,093,730
INVESTMENT COMPANY
  SECURITIES................     0.6          517,300
OTHER INVESTMENTS...........     1.3        1,039,500
                               -----      -----------
TOTAL INVESTMENTS...........   100.3       81,458,819
OTHER ASSETS AND LIABILITIES
  (NET).....................   (0.3)         (233,398)
                               -----      -----------
NET ASSETS..................   100.0%     $81,225,421
                               =====      ===========

                       See Notes to Financial Statements.

           The Munder Funds
                Statements of Assets and Liabilities, June 30, 2000

                                                           EQUITY FUNDS
                                                           MUNDER        MUNDER          MUNDER          MUNDER
                                                           BALANCED      EQUITY INCOME   INTERNATIONAL   MICRO-CAP
                                                           FUND          FUND            EQUITY FUND     EQUITY FUND
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities...........................................  $55,849,549   $184,108,431    $262,256,658    $158,327,290
    Repurchase Agreements................................    5,089,000     11,290,000         --            4,657,000
                                                           -----------   ------------    ------------    ------------
Total Investments........................................   60,938,549    195,398,431     262,256,658     162,984,290
Cash.....................................................          924            234         --                  320
Interest receivable......................................      162,983          1,991         --                  821
Dividends receivable.....................................       24,026        276,626         564,202         --
Receivable for investment securities sold................      705,980      2,361,565       1,453,873       2,860,572
Receivable for Fund shares sold..........................      394,676        601,129       2,874,793         907,598
Unamortized organization costs...........................      --             --              --              --
Prepaid expenses and other assets........................        8,501         21,050          18,014          17,047
                                                           -----------   ------------    ------------    ------------
      Total Assets.......................................   62,235,639    198,661,026     267,167,540     166,770,648
                                                           -----------   ------------    ------------    ------------
LIABILITIES:
Due to custodian.........................................      --             --              920,328         --
Options written (a)......................................      --             --              --              --
Payable for Fund shares redeemed.........................       17,140        645,335         578,160         409,052
Payable for investment securities purchased..............      971,889        --              582,154       5,921,727
Payable upon return of securities loaned.................   11,097,500      3,903,140      48,390,828      28,964,596
Investment advisory fee payable..........................       26,776        127,980         134,329          99,844
Administration fee payable...............................        4,845         38,380          32,210          18,039
Shareholder servicing fees payable.......................        4,991         24,949          24,767           1,254
Distribution fees payable................................       12,535          5,518           8,016          56,132
Transfer agent fee payable...............................        5,927         40,599          42,021           4,229
Custodian fees payable...................................        3,354         14,203          13,858          10,123
Accrued Trustees'/Directors' fees and expenses...........          483          2,924           2,195             780
Accrued expenses and other payables......................        9,714         11,098          19,398         125,957
                                                           -----------   ------------    ------------    ------------
      Total Liabilities..................................   12,155,154      4,814,126      50,748,264      35,611,733
                                                           -----------   ------------    ------------    ------------
NET ASSETS...............................................  $50,080,485   $193,846,900    $216,419,276    $131,158,915
                                                           ===========   ============    ============    ============
Investments, at cost.....................................  $59,355,385   $190,579,419    $189,331,409    $140,580,896
                                                           ===========   ============    ============    ============

------------
(a) Munder Small-Cap Value Fund received premium of $123,731.

                       See Notes to Financial Statements.


                    MUNDER                                               MUNDER              MUNDER          MUNDER
    MUNDER          REAL ESTATE          MUNDER         MUNDER           FRAMLINGTON         FRAMLINGTON     FRAMLINGTON
    MULTI-SEASON    EQUITY INVESTMENT    SMALL-CAP      SMALL COMPANY    EMERGING MARKETS    HEALTHCARE      INTERNATIONAL GROWTH
    GROWTH FUND     FUND                 VALUE FUND     GROWTH FUND      FUND                FUND            FUND
    $635,125,351       $61,015,068       $66,101,316    $252,356,758       $75,952,645       $317,348,997        $81,458,819
      27,075,000         1,595,000         1,810,000       7,388,000         4,213,000         10,576,000          --
    ------------       -----------       -----------    ------------       -----------       ------------        -----------
     662,200,351        62,610,068        67,911,316     259,744,758        80,165,645        327,924,997         81,458,819
           2,150               582               728             219           161,636          2,258,321            614,263
           4,776               281               319           1,303               743              1,880          --
         325,967           419,992            56,396           3,189           111,308             11,212            143,586
       1,441,752         1,964,362           --            7,495,226          --                1,422,087             38,547
       2,300,205           423,672           944,857         466,899         1,484,253          8,351,632            339,290
         --               --                 --              --                  1,932              1,670              8,840
          46,817            15,619            13,892          21,159            10,838             19,259             11,175
    ------------       -----------       -----------    ------------       -----------       ------------        -----------
     666,322,018        65,434,576        68,927,508     267,732,753        81,936,355        339,991,058         82,614,520
    ------------       -----------       -----------    ------------       -----------       ------------        -----------
         --               --                 --              --               --                  --               --
         --               --                  60,937         --               --                  --               --
       1,489,044             7,900         2,106,204       7,444,732           137,190            513,921             53,884
         --                710,455           --            7,746,716         2,087,854          1,336,550            164,839
      20,719,484          --              11,678,958      46,088,978        11,016,414         61,861,438          1,039,500
         400,756            38,588            39,091         125,154            36,535            191,995             68,605
         123,218            12,182            15,413          42,588            10,075             22,438             12,680
          58,524               245             4,608          11,488             7,690                 74                591
          52,181             3,962             4,003          12,938             3,931            138,992              2,658
         135,858            13,269            22,180          49,283            19,327              1,057             24,862
          47,509             9,164             7,539          19,016            49,311              6,002             11,134
           8,594               955             1,747           3,537               439              1,348                488
         256,798            68,272            10,526          24,446            48,128             84,750              9,858
    ------------       -----------       -----------    ------------       -----------       ------------        -----------
      23,291,966           864,992        13,951,206      61,568,876        13,416,894         64,158,565          1,389,099
    ------------       -----------       -----------    ------------       -----------       ------------        -----------
    $643,030,052       $64,569,584       $54,976,302    $206,163,877       $68,519,461       $275,832,493        $81,225,421
    ============       ===========       ===========    ============       ===========       ============        ===========
    $471,455,140       $61,616,075       $68,240,513    $244,730,295       $77,612,065       $277,186,812        $63,049,088
    ============       ===========       ===========    ============       ===========       ============        ===========

                       See Notes to Financial Statements.

           The Munder Funds
                Statements of Assets and Liabilities, June 30, 2000
                                    (Continued)

                                                           EQUITY FUNDS
                                                                                         MUNDER          MUNDER
                                                           MUNDER        MUNDER          INTERNATIONAL   MICRO-CAP
                                                           BALANCED      EQUITY INCOME   EQUITY          EQUITY
                                                           FUND          FUND            FUND            FUND
NET ASSETS CONSIST OF:
Undistributed net investment income/(loss)...............  $       614   $     52,887    $    --         $    --
Accumulated net realized gain/(loss) on investments sold,
  futures contracts and currency transactions............    7,622,764      7,337,922       9,435,617       4,500,182
Net unrealized appreciation/(depreciation) of
  investments, foreign currency and net other assets.....    1,583,164      4,819,012      72,925,685      22,403,394
Par value................................................        4,130         16,375          11,974          46,138
Paid-in capital in excess of par value...................   40,869,813    181,620,704     134,046,000     104,209,201
                                                           -----------   ------------    ------------    ------------
                                                           $50,080,485   $193,846,900    $216,419,276    $131,158,915
                                                           ===========   ============    ============    ============
NET ASSETS:
Class A Shares...........................................  $ 6,228,507   $  5,120,916    $ 10,945,500    $ 35,959,933
                                                           ===========   ============    ============    ============
Class B Shares...........................................  $ 9,582,095   $  3,960,998    $  3,211,354    $ 45,480,312
                                                           ===========   ============    ============    ============
Class C Shares...........................................  $ 5,144,696   $  1,072,603    $  3,977,014    $ 20,588,474
                                                           ===========   ============    ============    ============
Class K Shares...........................................  $23,694,863   $110,257,422    $118,765,593    $  6,393,332
                                                           ===========   ============    ============    ============
Class Y Shares...........................................  $ 5,430,324   $ 73,434,961    $ 79,519,815    $ 22,736,864
                                                           ===========   ============    ============    ============
SHARES OUTSTANDING:
Class A Shares...........................................      513,401        432,707         606,036       1,248,747
                                                           ===========   ============    ============    ============
Class B Shares...........................................      793,105        336,102         181,659       1,623,143
                                                           ===========   ============    ============    ============
Class C Shares...........................................      424,308         91,036         222,738         734,626
                                                           ===========   ============    ============    ============
Class K Shares...........................................    1,951,861      9,314,031       6,585,964         222,385
                                                           ===========   ============    ============    ============
Class Y Shares...........................................      447,474      6,201,527       4,377,863         784,887
                                                           ===========   ============    ============    ============
CLASS A SHARES:
Net asset value and redemption price per share...........       $12.13         $11.83          $18.06          $28.80
                                                           ===========   ============    ============    ============
Maximum sales charge.....................................         5.50%          5.50%           5.50%           5.50%
Maximum offering price per share.........................       $12.84         $12.52          $19.11          $30.48
                                                           ===========   ============    ============    ============
CLASS B SHARES:
Net asset value and offering price per share*............       $12.08         $11.79          $17.68          $28.02
                                                           ===========   ============    ============    ============
CLASS C SHARES:
Net asset value and offering price per share*............       $12.12         $11.78          $17.86          $28.03
                                                           ===========   ============    ============    ============
CLASS K SHARES:
Net asset value, offering price and redemption price per
  share..................................................       $12.14         $11.84          $18.03          $28.75
                                                           ===========   ============    ============    ============
CLASS Y SHARES:
Net asset value, offering price and redemption price per
  share..................................................       $12.14         $11.84          $18.16          $28.97
                                                           ===========   ============    ============    ============

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.


                   MUNDER                      MUNDER         MUNDER                       MUNDER
    MUNDER         REAL ESTATE   MUNDER        SMALL          FRAMLINGTON   MUNDER         FRAMLINGTON
    MULTI-SEASON   EQUITY        SMALL-CAP     COMPANY        EMERGING      FRAMLINGTON    INTERNATIONAL
    GROWTH         INVESTMENT    VALUE         GROWTH         MARKETS       HEALTHCARE     GROWTH
    FUND           FUND          FUND          FUND           FUND          FUND           FUND
    $    --        $   --        $    24,221   $    --        $   303,423   $    (96,169)   $(1,089,342)
      38,139,020    (9,463,096)   (2,440,399)     3,443,015    (5,789,373)     2,659,253      5,790,926
     190,745,211       993,994      (266,403)    15,014,463     2,554,686     50,748,511     18,413,641
         310,907        53,250        45,150         10,267        54,186         98,904         51,429
     413,834,914    72,985,436    57,613,723    187,696,132    71,397,539    222,421,994     58,058,767
    ------------   -----------   -----------   ------------   -----------   ------------    -----------
    $643,030,052   $64,569,584   $54,976,302   $206,163,877   $68,519,461   $275,832,493    $81,225,421
    ============   ===========   ===========   ============   ===========   ============    ===========
    $ 65,569,349   $ 3,730,378   $ 3,468,548   $ 16,611,046   $ 3,636,850   $ 79,441,230    $ 1,714,640
    ============   ===========   ===========   ============   ===========   ============    ===========
    $ 36,433,076   $ 3,291,174   $ 2,741,350   $  8,561,880   $ 3,012,294   $102,858,561    $ 1,637,733
    ============   ===========   ===========   ============   ===========   ============    ===========
    $ 10,166,021   $   668,815   $ 1,275,164   $  3,352,082   $   807,137   $ 77,156,290    $ 1,117,727
    ============   ===========   ===========   ============   ===========   ============    ===========
    $280,338,861   $ 1,234,287   $15,570,859   $ 55,091,617   $41,166,723   $    387,046    $ 2,839,047
    ============   ===========   ===========   ============   ===========   ============    ===========
    $250,522,745   $55,644,930   $31,920,381   $122,547,252   $19,896,457   $ 15,989,366    $73,916,274
    ============   ===========   ===========   ============   ===========   ============    ===========
       3,178,860       308,657       284,643        822,963       284,623      2,802,182        108,613
    ============   ===========   ===========   ============   ===========   ============    ===========
       1,866,348       272,021       227,357        456,605       240,607      3,721,025        105,619
    ============   ===========   ===========   ============   ===========   ============    ===========
         519,948        55,007       106,107        175,798        64,938      2,793,574         71,891
    ============   ===========   ===========   ============   ===========   ============    ===========
      13,586,990       102,052     1,279,454      2,770,698     3,261,381         13,670        180,224
    ============   ===========   ===========   ============   ===========   ============    ===========
      11,938,504     4,587,298     2,617,405      6,040,704     1,567,027        559,915      4,676,524
    ============   ===========   ===========   ============   ===========   ============    ===========
          $20.63        $12.09        $12.19         $20.18        $12.78         $28.35         $15.79
    ============   ===========   ===========   ============   ===========   ============    ===========
            5.50%         5.50%         5.50%          5.50%         5.50%          5.50%          5.50%
          $21.83        $12.79        $12.90         $21.35        $13.52         $30.00         $16.71
    ============   ===========   ===========   ============   ===========   ============    ===========
          $19.52        $12.10        $12.06         $18.75        $12.52         $27.64         $15.51
    ============   ===========   ===========   ============   ===========   ============    ===========
          $19.55        $12.16        $12.02         $19.07        $12.43         $27.62         $15.55
    ============   ===========   ===========   ============   ===========   ============    ===========
          $20.63        $12.09        $12.17         $19.88        $12.62         $28.31         $15.75
    ============   ===========   ===========   ============   ===========   ============    ===========
          $20.98        $12.13        $12.20         $20.29        $12.70         $28.56         $15.81
    ============   ===========   ===========   ============   ===========   ============    ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Operations, Year Ended June 30, 2000

                                                              EQUITY FUNDS
                                                                            MUNDER         MUNDER          MUNDER
                                                              MUNDER        EQUITY         INTERNATIONAL   MICRO-CAP
                                                              BALANCED      INCOME         EQUITY          EQUITY
                                                              FUND          FUND           FUND            FUND
INVESTMENT INCOME:
Interest....................................................  $   819,853   $    410,082    $   210,885    $   274,263
Dividends(a)................................................      197,404      4,713,069      5,388,647         16,261
Securities lending..........................................       19,472         17,917        381,472         81,778
                                                              -----------   ------------    -----------    -----------
      Total investment income...............................    1,036,729      5,141,068      5,981,004        372,302
                                                              -----------   ------------    -----------    -----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares............................................        6,781         14,052         20,809         52,367
  Class B Shares............................................       41,466         36,171         21,134        265,788
  Class C Shares............................................       14,537         10,898         29,497        117,226
Shareholder servicing fees:
  Class K Shares............................................       61,792        389,998        284,153         10,653
Investment advisory fee.....................................      260,611      1,483,572      1,637,127        852,143
Administration fee..........................................       41,888        204,774        218,373         87,836
Transfer agent fee..........................................       17,536        102,556        106,380         38,261
Custodian fees..............................................       48,055         51,597        172,778         37,072
Legal and audit fees........................................        3,411         18,319         16,165          4,806
Trustees'/Directors' fees and expenses......................        1,669          9,258          8,038          2,383
Amortization of organization costs..........................      --             --             --             --
Registration and filing fees................................       20,358         33,973         33,069         49,360
Other.......................................................        9,966         27,141        103,862        150,145
                                                              -----------   ------------    -----------    -----------
      Total Expenses........................................      528,070      2,382,309      2,651,385      1,668,040
Fees waived and/or expenses reimbursed by investment advisor
  and/or distributor........................................      --             --             --              (4,684)
                                                              -----------   ------------    -----------    -----------
Net Expenses................................................      528,070      2,382,309      2,651,385      1,663,356
                                                              -----------   ------------    -----------    -----------
NET INVESTMENT INCOME/(LOSS)................................      508,659      2,758,759      3,329,619     (1,291,054)
                                                              -----------   ------------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions(b)..................................   11,883,004     10,054,573     27,454,443     12,536,936
  Foreign currency transactions.............................      --             --               7,332        --
Net change in unrealized appreciation/(depreciation) of:
  Securities................................................   (3,660,424)   (50,766,777)    16,728,208     12,596,649
  Forward foreign exchange contracts........................      --             --             --             --
  Foreign currency and net other assets.....................      --             --              10,167        --
                                                              -----------   ------------    -----------    -----------
Net realized and unrealized gain/(loss) on investments......    8,222,580    (40,712,204)    44,200,150     25,133,585
                                                              -----------   ------------    -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $ 8,731,239   $(37,953,445)   $47,529,769    $23,842,531
                                                              ===========   ============    ===========    ===========

------------
(a) Net of foreign withholding taxes of $8, $13,637, $377,264, $350, $189,
    $69,882, $1,643, $144,597 for Munder Balanced Fund, Munder Equity Income Fund, Munder International Equity Fund, Munder Multi-Season Growth Fund, Munder Small Cap Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

(b) Net of foreign capital gains taxes of $292,846 for Munder Framlington Emerging Markets Fund.

                       See Notes to Financial Statements.


                   MUNDER                       MUNDER         MUNDER                      MUNDER
    MUNDER         REAL ESTATE   MUNDER         SMALL          FRAMLINGTON   MUNDER        FRAMLINGTON
    MULTI-SEASON   EQUITY        SMALL-CAP      COMPANY        EMERGING      FRAMLINGTON   INTERNATIONAL
    GROWTH         INVESTMENT    VALUE          GROWTH         MARKETS       HEALTHCARE    GROWTH
    FUND           FUND          FUND           FUND           FUND          FUND          FUND
    $  2,524,688   $    66,290   $    190,570   $    438,447   $   103,019   $   370,199    $   113,379
       5,166,833     4,089,922      1,330,643        279,836     1,073,777        51,857        893,856
          66,590       --              26,178        206,874        35,594        92,520         51,570
    ------------   -----------   ------------   ------------   -----------   -----------    -----------
       7,758,111     4,156,212      1,547,391        925,157     1,212,390       514,576      1,058,805
    ------------   -----------   ------------   ------------   -----------   -----------    -----------
         138,000         7,030         10,020         41,740         4,275        55,424          6,907
         672,504        37,020         28,323         85,145        21,671       302,508         10,623
         113,212         8,021         14,296         33,388         7,425       202,310          4,721
         735,886         4,000        112,970        216,511        92,560           356          5,843
       6,501,672       493,473        716,497      1,874,829       773,463       819,735        787,367
         724,377        69,012         98,907        258,496        62,437        80,784         79,480
         342,985        33,247         55,091        127,129        37,861        35,561         47,130
         133,829        23,087         37,640         79,087       202,686        45,588        155,498
          60,013         5,931         10,117         23,397         3,755         3,854          2,190
          26,464         3,075          5,304         11,902         1,907         1,951          2,425
         --              3,739        --             --              1,595         1,350          6,166
          57,236        27,076         35,871         34,952        37,279        97,212         36,530
         362,049        61,638         53,556        107,530        45,004        50,347         33,401
    ------------   -----------   ------------   ------------   -----------   -----------    -----------
       9,868,227       776,349      1,178,592      2,894,106     1,291,918     1,696,980      1,178,281
      (1,250,000)      --             --             --            (95,447)      (15,128)       (17,963)
    ------------   -----------   ------------   ------------   -----------   -----------    -----------
       8,618,227       776,349      1,178,592      2,894,106     1,196,471     1,681,852      1,160,318
    ------------   -----------   ------------   ------------   -----------   -----------    -----------
        (860,116)    3,379,863        368,799     (1,968,949)       15,919    (1,167,276)      (101,513)
    ------------   -----------   ------------   ------------   -----------   -----------    -----------
      61,239,228    (7,516,109)     1,342,783     70,138,282     8,453,023     4,416,636     11,096,615
         --            --             --             --           (279,955)      (97,999)      (331,382)
     (64,867,915)    2,964,104    (15,948,748)   (28,128,105)   (4,689,589)   52,218,855      8,149,026
         --            --              62,794        --
         --            --             --             --              6,322        10,330          9,695
    ------------   -----------   ------------   ------------   -----------   -----------    -----------
      (3,628,687)   (4,552,005)   (14,543,171)    42,010,177     3,489,801    56,547,822     18,923,954
    ------------   -----------   ------------   ------------   -----------   -----------    -----------
    $ (4,488,803)  $(1,172,142)  $(14,174,372)  $ 40,041,228   $ 3,505,720   $55,380,546    $18,822,441
    ============   ===========   ============   ============   ===========   ===========    ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2000

                                                            EQUITY FUNDS
                                                                          MUNDER         MUNDER          MUNDER
                                                            MUNDER        EQUITY         INTERNATIONAL   MICRO-CAP
                                                            BALANCED      INCOME         EQUITY          EQUITY
                                                            FUND          FUND           FUND            FUND
Net investment income/(loss)..............................  $   508,659   $  2,758,759   $  3,329,619    $ (1,291,054)
Net realized gain/(loss) on investments sold..............   11,883,004     10,054,573     27,461,775      12,536,936
Net change in unrealized appreciation/(depreciation) of
  investments.............................................   (3,660,424)   (50,766,777)    16,738,375      12,596,649
                                                            -----------   ------------   ------------    ------------
Net increase/(decrease) in net assets resulting from
  operations..............................................    8,731,239    (37,953,445)    47,529,769      23,842,531
Dividends to shareholders from net investment income:
      Class A Shares......................................      (35,509)       (74,773)      (116,429)        --
      Class B Shares......................................      (23,649)       (20,833)       (18,966)        --
      Class C Shares......................................       (8,353)        (6,318)       (26,336)        --
      Class K Shares......................................     (309,704)    (2,014,101)    (1,812,979)        --
      Class Y Shares......................................      (94,012)      (493,800)    (1,508,735)        --
Distributions to shareholders from net realized gains:
      Class A Shares......................................     (439,740)      (226,313)      (572,043)        --
      Class B Shares......................................     (640,901)      (142,947)      (157,754)        --
      Class C Shares......................................     (124,756)       (52,897)      (224,004)        --
      Class K Shares......................................   (6,544,611)    (7,199,657)   (10,135,297)        --
      Class Y Shares......................................   (1,916,915)    (1,232,719)    (8,856,940)        --
Distributions to shareholders in excess of net investment
  income:
      Class A Shares......................................       (4,898)       (10,170)       --              --
      Class B Shares......................................         (567)       --              (8,177)        --
      Class C Shares......................................       (2,150)       --             (10,710)        --
      Class K Shares......................................      --             --             --              --
      Class Y Shares......................................      --             (75,525)       --              --
Distributions to shareholders from capital:
      Class A Shares......................................      --             --             --              --
      Class B Shares......................................      --             --             --              --
      Class C Shares......................................      --             --             --              --
      Class K Shares......................................      --             --             --              --
      Class Y Shares......................................      --             --             --              --
Net increase/(decrease) in net assets from Fund share
  transactions:
      Class A Shares......................................    4,577,335        900,040     (6,263,646)     22,212,863
      Class B Shares......................................    7,531,586      1,129,629      1,968,885      24,574,121
      Class C Shares......................................    4,692,180        (27,739)     1,635,842      11,793,031
      Class K Shares......................................   (2,272,713)   (57,012,953)     1,373,389       2,043,407
      Class Y Shares......................................   (9,815,949)    42,985,298    (30,401,418)     (3,578,407)
                                                            -----------   ------------   ------------    ------------
Net increase/(decrease) in net assets.....................    3,297,913    (61,529,223)    (7,605,549)     80,887,546
NET ASSETS:
Beginning of period.......................................   46,782,572    255,376,123    224,024,825      50,271,369
                                                            -----------   ------------   ------------    ------------
End of period.............................................  $50,080,485   $193,846,900   $216,419,276    $131,158,915
                                                            ===========   ============   ============    ============
Undistributed net investment income/(loss)................  $       614   $     52,887   $    --         $    --
                                                            ===========   ============   ============    ============

                       See Notes to Financial Statements.


                    MUNDER                        MUNDER          MUNDER                       MUNDER
                    REAL ESTATE    MUNDER         SMALL           FRAMLINGTON   MUNDER         FRAMLINGTON
    MUNDER          EQUITY         SMALL-CAP      COMPANY         EMERGING      FRAMLINGTON    INTERNATIONAL
    MULTI-SEASON    INVESTMENT     VALUE          GROWTH          MARKETS       HEALTHCARE     GROWTH
    GROWTH FUND     FUND           FUND           FUND            FUND          FUND           FUND
    $    (860,116)  $  3,379,863   $    368,799   $  (1,968,949)  $    15,919   $ (1,167,276)   $  (101,513)
       61,239,228     (7,516,109)     1,342,783      70,138,282     8,173,068      4,318,637     10,765,233
      (64,867,915)     2,964,104    (15,885,954)    (28,128,105)   (4,683,267)    52,229,185      8,158,721
    -------------   ------------   ------------   -------------   -----------   ------------    -----------
       (4,488,803)    (1,172,142)   (14,174,372)     40,041,228     3,505,720     55,380,546     18,822,441
         --             (138,385)       (12,386)       --             --             --              (9,646)
         --             (151,331)       --             --             --             --             --
         --              (32,662)       --             --             --             --             --
         --              (75,780)      (127,248)       --             --             --             (11,891)
         --           (2,985,444)      (234,280)       --             --             --            (527,869)
       (2,340,098)       --             --             --             --             --             (67,545)
       (6,210,187)       --             --             --             --             --             (25,644)
         (814,812)       --             --             --             --             --             (15,041)
      (18,930,585)       --             --             --             --             --             (80,150)
      (18,414,803)       --             --             --             --             --          (2,455,084)
         --              --              (3,268)       --             --             --              (5,901)
         --              --              (2,012)       --             --             --             --
         --              --              (1,274)       --             --             --             --
         --              --             --             --             --             --              (7,274)
         --              --             --             --             --             --            (322,954)
         --              (29,506)       --             --             --             --             --
         --              (38,833)       --             --             --             --             --
         --               (8,413)       --             --             --             --             --
         --              (16,784)       --             --             --             --             --
         --             (606,058)       --             --             --             --             --
       17,543,143        332,659     (1,994,086)    (13,216,788)    2,792,395     61,506,019     (1,956,763)
      (54,309,385)    (1,619,922)      (296,282)     (1,872,066)    2,019,479     75,598,289        989,607
       (1,921,670)      (472,776)      (348,853)     (1,054,201)      364,796     64,685,212        919,821
      (26,479,278)      (794,287)   (50,818,873)    (77,139,139)    2,839,507        199,401        581,615
      (44,890,219)    (8,871,294)   (22,061,030)    (66,076,243)      123,775      1,383,775       (962,967)
    -------------   ------------   ------------   -------------   -----------   ------------    -----------
     (161,256,697)   (16,680,958)   (90,073,964)   (119,317,209)   11,645,672    258,753,242     14,864,755
      804,286,749     81,250,542    145,050,266     325,481,086    56,873,789     17,079,251     66,360,666
    -------------   ------------   ------------   -------------   -----------   ------------    -----------
    $ 643,030,052   $ 64,569,584   $ 54,976,302   $ 206,163,877   $68,519,461   $275,832,493    $81,225,421
    =============   ============   ============   =============   ===========   ============    ===========
    $    --         $    --        $     24,221   $    --         $   302,423   $    (96,169)   $(1,089,342)
    =============   ============   ============   =============   ===========   ============    ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes in Net Assets, Year Ended June 30, 1999

                                                              EQUITY FUNDS
                                                                             MUNDER          MUNDER          MUNDER
                                                              MUNDER         EQUITY          INTERNATIONAL   MICRO-CAP
                                                              BALANCED       INCOME          EQUITY          EQUITY
                                                              FUND           FUND            FUND            FUND
Net investment income/(loss)................................  $  1,237,873   $  3,632,954    $  2,457,024    $  (623,751)
Net realized gain/(loss) on investments sold................    14,076,577     10,528,419       9,078,930     (6,696,854)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................   (10,208,561)     1,735,753      10,045,666     10,124,607
                                                              ------------   ------------    ------------    -----------
Net increase/(decrease) in net assets resulting from
  operations................................................     5,105,889     15,897,126      21,581,620      2,804,002
Dividends to shareholders from net investment income:
    Class A Shares..........................................       (20,597)       (75,395)        (59,090)       --
    Class B Shares..........................................        (9,726)       (11,422)         (6,706)       --
    Class C Shares..........................................        (1,589)        (4,869)        (12,169)       --
    Class K Shares..........................................      (495,656)    (2,515,841)     (1,142,060)       --
    Class Y Shares..........................................      (653,889)      (546,965)     (1,239,749)       --
Distributions to shareholders in excess of net investment
  income:
    Class A Shares..........................................       --             --              --             --
    Class B Shares..........................................       --             --              --             --
    Class C Shares..........................................       --             --              --             --
    Class K Shares..........................................       --             --              --             --
    Class Y Shares..........................................       --             --              --             --
Distributions to shareholders from net realized gains:
    Class A Shares..........................................      (111,254)      (453,417)        (76,269)      (158,713)
    Class B Shares..........................................       (91,842)      (202,291)        (13,857)      (282,930)
    Class C Shares..........................................       (12,800)       (66,154)        (25,947)      (123,793)
    Class K Shares..........................................    (3,289,822)   (18,732,778)     (1,540,788)       (44,400)
    Class Y Shares..........................................    (3,992,119)    (3,210,916)     (1,475,693)      (301,983)
Distributions to shareholders in excess of realized gains:
    Class A Shares..........................................       --             --              --             --
    Class B Shares..........................................       --             --              --             --
    Class C Shares..........................................       --             --              --             --
    Class K Shares..........................................       --             --              --             --
    Class Y Shares..........................................       --             --              --             --
Distributions to shareholders from capital:
    Class A Shares..........................................       --             --              --             --
    Class B Shares..........................................       --             --              --             --
    Class C Shares..........................................       --             --              --             --
    Class K Shares..........................................       --             --              --             --
    Class Y Shares..........................................       --             --              --             --
Net increase/(decrease) in net assets from Fund share
  transactions:
    Class A Shares..........................................       701,203     (4,014,850)      8,893,119     (1,056,169)
    Class B Shares..........................................     1,149,209      1,998,157         (67,178)    (2,329,218)
    Class C Shares..........................................       239,877       (421,392)         99,990     (1,095,036)
    Class K Shares..........................................    (3,404,875)    (2,066,361)     (7,374,138)      (354,975)
    Class Y Shares..........................................   (28,897,431)     5,560,859     (10,808,955)       599,445
                                                              ------------   ------------    ------------    -----------
Net increase/(decrease) in net assets.......................   (33,785,422)    (8,866,509)      6,732,130     (2,343,770)
NET ASSETS:
Beginning of period.........................................    80,567,994    264,242,632     217,292,695     52,615,139
                                                              ------------   ------------    ------------    -----------
End of period...............................................  $ 46,782,572   $255,376,123    $224,024,825    $50,271,369
                                                              ============   ============    ============    ===========
Undistributed net investment income/(loss)..................  $     14,245   $     30,504    $    201,333    $   --
                                                              ============   ============    ============    ===========

                       See Notes to Financial Statements.


    MUNDER         MUNDER                        MUNDER         MUNDER                      MUNDER
    MULTI-         REAL ESTATE    MUNDER         SMALL          FRAMLINGTON   MUNDER        FRAMLINGTON
    SEASON         EQUITY         SMALL-CAP      COMPANY        EMERGING      FRAMLINGTON   INTERNATIONAL
    GROWTH         INVESTMENT     VALUE          GROWTH         MARKETS       HEALTHCARE    GROWTH
    FUND           FUND           FUND           FUND           FUND          FUND          FUND
    $  (691,376)   $  4,085,199   $    747,138   $ (1,192,489)  $  193,154    $ (307,022)    $    35,565
     89,416,385      (1,754,780)    (3,939,228)   (59,134,679)  (7,298,698)     (472,670)        433,878
      9,480,176      (9,497,908)    (5,751,711)    16,665,056   19,150,617    (1,882,965)      3,799,029
    ------------   ------------   ------------   ------------   -----------   -----------    -----------
     98,205,185      (7,167,489)    (8,943,801)   (43,662,112)  12,045,073    (2,662,657)      4,268,472
        --             (148,737)       (32,483)       --            --            --             --
        --             (229,771)          (590)       --            --            --             --
        --              (51,338)          (365)       --            --            --             --
        --              (90,219)      (301,291)       --            --            --             --
       (345,882)     (3,909,906)      (420,084)       --            --            --             --
        --              --             (11,564)       --            --            --             --
        --              --              (4,201)       --            --            --             --
        --              --              (2,599)       --            --            --             --
        --              --             (26,396)       --            --            --             --
        --              --             --            (245,135)      --            --             --
     (2,451,617)        (92,242)      (182,203)    (1,595,064)      --           (34,003)         (1,318)
     (7,432,162)       (173,403)       (68,000)      (920,567)      --           (61,201)           (264)
      1,028,461)        (39,951)       (42,037)      (370,434)      --           (18,261)            (92)
    (22,000,121)        (60,204)    (1,344,886)    (9,282,837)      --            (1,180)           (904)
    (21,500,520)     (2,367,839)    (1,361,469)   (12,457,292)      --           (38,003)        (31,731)
        --              --             --             --            --            (6,191)        --
        --              --             --             --            --           (11,143)        --
        --              --             --             --            --            (3,325)        --
        --              --             --             --            --              (215)        --
        --              --             --             --            --            (6,919)        --
        --              (21,931)       --             --            --            --             --
        --              (38,530)       --             --            --            --             --
        --               (8,546)       --             --            --            --             --
        --              (12,479)       --             --            --            --             --
        --             (522,878)       --             --            --            --             --
     14,240,459          49,263     (1,568,355)     4,650,565      238,069      (995,684)        892,175
     (4,872,510)       (576,360)       337,976     (2,785,595)     479,951      (905,614)        (36,560)
     (1,410,384)        (26,150)       116,967     (1,252,201)     277,007    (1,224,944)        (27,499)
     56,882,761         480,851     (2,862,277)    (7,189,080)  (3,994,617)      (82,506)       (479,640)
    (60,956,845)     (1,066,406)    (5,824,485)    (9,567,847)     429,997       483,685      (7,524,088)
    ------------   ------------   ------------   ------------   -----------   -----------    -----------
     47,329,903     (16,074,265)   (22,542,143)   (84,677,599)   9,475,480    (5,568,161)     (2,941,449)
    756,956,846      97,324,807    167,592,409    410,158,685   47,398,309    22,647,412      69,302,115
    ------------   ------------   ------------   ------------   -----------   -----------    -----------
    $804,286,749   $ 81,250,542   $145,050,266   $325,481,086   $56,873,789   $17,079,251    $66,360,666
    ============   ============   ============   ============   ===========   ===========    ===========
    $   --         $    --        $     16,492   $    --        $   --        $   (3,654)    $  (104,043)
    ============   ============   ============   ============   ===========   ===========    ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000

                                              EQUITY FUNDS
                                                                                                                MUNDER
                                              MUNDER          MUNDER           MUNDER           MUNDER          MULTI-SEASON
                                              BALANCED        EQUITY INCOME    INTERNATIONAL    MICRO-CAP       GROWTH
                                              FUND            FUND             EQUITY FUND      EQUITY FUND     FUND
AMOUNT
CLASS A SHARES:
Sold......................................    $  6,785,992    $ 17,885,104     $ 130,393,083    $ 59,536,050    $ 513,714,095
Issued as reinvestment of dividends.......         423,006         190,347           421,615         --             1,622,070
Redeemed..................................      (2,631,663)    (17,175,411)     (137,078,344)    (37,323,187)    (497,793,022)
                                              ------------    ------------     -------------    ------------    -------------
Net increase/(decrease)...................    $  4,577,335    $    900,040     $  (6,263,646)   $ 22,212,863    $  17,543,143
                                              ============    ============     =============    ============    =============
CLASS B SHARES:
Sold......................................    $ 11,281,387    $  3,788,485     $   2,925,877    $ 31,557,857    $   8,989,177
Issued as reinvestment of dividends.......         446,010          94,294            87,976         --             2,533,148
Redeemed..................................      (4,195,811)     (2,753,150)       (1,044,968)     (6,983,736)     (65,831,710)
                                              ------------    ------------     -------------    ------------    -------------
Net increase/(decrease)...................    $  7,531,586    $  1,129,629     $   1,968,885    $ 24,574,121    $ (54,309,385)
                                              ============    ============     =============    ============    =============
CLASS C SHARES:
Sold......................................    $  6,272,429    $  1,915,035     $   6,668,963    $ 15,874,755    $   8,695,042
Issued as reinvestment of dividends.......          37,038          22,260            47,158         --                63,532
Redeemed..................................      (1,617,287)     (1,965,034)       (5,080,279)     (4,081,724)     (10,680,244)
                                              ------------    ------------     -------------    ------------    -------------
Net increase/(decrease)...................    $  4,692,180    $    (27,739)    $   1,635,842    $ 11,793,031    $  (1,921,670)
                                              ============    ============     =============    ============    =============
CLASS K SHARES:
Sold......................................    $  9,507,694    $ 32,241,968     $  26,029,127    $  2,957,481    $ 100,039,514
Issued as reinvestment of dividends.......              55           1,274             7,074         --               120,400
Redeemed..................................     (11,780,462)    (89,256,195)      (24,662,812)       (914,074)    (126,639,192)
                                              ------------    ------------     -------------    ------------    -------------
Net increase/(decrease)...................    $ (2,272,713)   $(57,012,953)    $   1,373,389    $  2,043,407    $ (26,479,278)
                                              ============    ============     =============    ============    =============
CLASS Y SHARES:
Sold......................................    $  3,477,676    $ 64,716,280     $  20,155,170    $  5,799,452    $  55,345,664
Issued as reinvestment of dividends.......          69,722          74,290           339,835         --               890,964
Redeemed..................................     (13,363,347)    (21,805,272)      (50,896,423)     (9,377,859)    (101,126,847)
                                              ------------    ------------     -------------    ------------    -------------
Net increase/(decrease)...................    $ (9,815,949)   $ 42,985,298     $ (30,401,418)   $ (3,578,407)   $ (44,890,219)
                                              ============    ============     =============    ============    =============

                       See Notes to Financial Statements.


    MUNDER                                           MUNDER                          MUNDER
    REAL ESTATE                     MUNDER           FRAMLINGTON     MUNDER          FRAMLINGTON
    EQUITY          MUNDER          SMALL            EMERGING        FRAMLINGTON     INTERNATIONAL
    INVESTMENT      SMALL-CAP       COMPANY          MARKETS         HEALTHCARE      GROWTH
    FUND            VALUE FUND      GROWTH FUND      FUND            FUND            FUND
    $  5,509,645    $ 30,898,974    $ 234,894,845    $ 17,842,469    $114,009,815    $ 35,461,783
         101,435          12,611         --               --              --               81,974
      (5,278,421)    (32,905,671)    (248,111,633)    (15,050,074)    (52,503,796)    (37,500,520)
    ------------    ------------    -------------    ------------    ------------    ------------
    $    332,659    $ (1,994,086)   $ (13,216,788)   $  2,792,395    $ 61,506,019    $ (1,956,763)
    ============    ============    =============    ============    ============    ============
    $  1,256,958    $  1,877,740    $   4,274,224    $  3,636,847    $ 86,631,009    $  1,915,311
          60,909             788         --               --              --               21,092
      (2,937,789)     (2,174,810)      (6,146,290)     (1,617,368)    (11,032,720)       (946,796)
    ------------    ------------    -------------    ------------    ------------    ------------
    $ (1,619,922)   $   (296,282)   $  (1,872,066)      2,019,479    $ 75,598,289    $    989,607
    ============    ============    =============    ============    ============    ============
    $    294,199    $  1,895,677    $   1,091,456    $  1,291,302    $ 77,764,565    $  2,952,059
          16,290             329         --               --              --               12,538
        (783,265)     (2,244,859)      (2,145,657)       (926,506)    (13,079,353)     (2,044,776)
    ------------    ------------    -------------    ------------    ------------    ------------
    $   (472,776)   $   (348,853)   $  (1,054,201)   $    364,796    $ 64,685,212    $    919,821
    ============    ============    =============    ============    ============    ============
    $    515,206    $  8,012,910    $  12,010,228    $ 19,415,665    $    266,356    $    906,040
         --                    3         --               --              --              --
      (1,309,493)    (58,831,786)     (89,149,367)    (16,576,158)        (66,955)       (324,425)
    ------------    ------------    -------------    ------------    ------------    ------------
    $   (794,287)   $(50,818,873)   $ (77,139,139)   $  2,839,507    $    199,401    $    581,615
    ============    ============    =============    ============    ============    ============
    $ 10,185,335    $  4,946,672    $  10,817,914    $  4,345,293    $  2,249,416    $ 15,603,190
         895,525          51,156         --               --              --              653,463
     (19,952,154)    (27,058,858)     (76,894,157)     (4,221,518)       (865,641)    (17,219,620)
    ------------    ------------    -------------    ------------    ------------    ------------
    $ (8,871,294)   $(22,061,030)   $ (66,076,243)   $    123,775    $  1,383,775    $   (962,967)
    ============    ============    =============    ============    ============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)

                                                              EQUITY FUNDS
                                                                           MUNDER       MUNDER          MUNDER
                                                              MUNDER       EQUITY       INTERNATIONAL   MICRO-CAP
                                                              BALANCED     INCOME       EQUITY          EQUITY
                                                              FUND         FUND         FUND            FUND
SHARES
CLASS A SHARES:
Sold........................................................     573,561    1,353,999     7,476,474      2,277,491
Issued as reinvestment of dividends.........................      42,595       14,803        24,122         --
Redeemed....................................................    (224,043)  (1,308,309)   (7,883,249)    (1,570,774)
                                                              ----------   ----------    ----------     ----------
Net increase/(decrease).....................................     392,113       60,493      (382,653)       706,717
                                                              ==========   ==========    ==========     ==========
CLASS B SHARES:
Sold........................................................     967,112      295,320       166,521      1,127,659
Issued as reinvestment of dividends.........................      45,432        7,316         5,092         --
Redeemed....................................................    (360,945)    (214,318)      (59,073)      (278,599)
                                                              ----------   ----------    ----------     ----------
Net increase/(decrease).....................................     651,599       88,318       112,540        849,060
                                                              ==========   ==========    ==========     ==========
CLASS C SHARES:
Sold........................................................     533,678      149,072       398,845        544,186
Issued as reinvestment of dividends.........................       3,676        1,730         2,696         --
Redeemed....................................................    (140,887)    (151,398)     (309,976)      (164,363)
                                                              ----------   ----------    ----------     ----------
Net increase/(decrease).....................................     396,467         (596)       91,565        379,823
                                                              ==========   ==========    ==========     ==========
CLASS K SHARES:
Sold........................................................     917,665    2,423,138     1,464,258        108,126
Issued as reinvestment of dividends.........................           5           99           401         --
Redeemed....................................................  (1,061,539)  (6,803,659)   (1,419,008)       (36,672)
                                                              ----------   ----------    ----------     ----------
Net increase/(decrease).....................................    (143,869)  (4,380,422)       45,651         71,454
                                                              ==========   ==========    ==========     ==========
CLASS Y SHARES:
Sold........................................................     328,836    5,188,493     1,122,569        220,593
Issued as reinvestment of dividends.........................       7,050        5,894        19,435         --
Redeemed....................................................  (1,106,771)  (1,617,766)   (2,812,103)      (396,083)
                                                              ----------   ----------    ----------     ----------
Net increase/(decrease).....................................    (770,885)   3,576,621    (1,670,099)      (175,490)
                                                              ==========   ==========    ==========     ==========

                       See Notes to Financial Statements.


                   MUNDER                          MUNDER        MUNDER                      MUNDER
                   REAL ESTATE                     SMALL         FRAMLINGTON   MUNDER        FRAMLINGTON
    MUNDER         EQUITY            MUNDER        COMPANY       EMERGING      FRAMLINGTON   INTERNATIONAL
    MULTI-SEASON   INVESTMENT        SMALL-CAP     GROWTH        MARKETS       HEALTHCARE    GROWTH
    FUND           FUND              VALUE FUND    FUND          FUND          FUND          FUND
     25,012,439         469,917       2,563,278     13,709,941    1,279,182     4,728,263      2,331,129
         84,111           9,076           1,063        --            --            --              5,463
    (24,167,485)       (446,640)     (2,738,693)   (14,443,294)  (1,076,756)   (2,249,531)    (2,452,293)
    -----------      ----------      ----------    -----------   ----------    ----------     ----------
        929,065          32,353        (174,352)      (733,353)     202,426     2,478,732       (115,701)
    ===========      ==========      ==========    ===========   ==========    ==========     ==========
        521,602         110,304         163,847        274,349      266,496     3,611,591        124,884
        139,044           5,440              67        --            --            --              1,427
     (3,521,855)       (261,713)       (188,778)      (374,437)    (123,621)     (541,233)       (64,165)
    -----------      ----------      ----------    -----------   ----------    ----------     ----------
     (2,861,209)       (145,969)        (24,864)      (100,088)     142,875     3,070,358         62,146
    ===========      ==========      ==========    ===========   ==========    ==========     ==========
        445,824          26,071         162,336         65,170       91,285     3,218,602        190,324
          3,469           1,447              28        --            --            --                839
       (548,588)        (70,123)       (198,110)      (129,796)     (69,682)     (585,906)      (132,942)
    -----------      ----------      ----------    -----------   ----------    ----------     ----------
        (99,295)        (42,605)        (35,746)       (64,626)      21,603     2,632,696         58,221
    ===========      ==========      ==========    ===========   ==========    ==========     ==========
      4,951,349          44,831         700,764        710,435    1,477,128        10,918         56,790
          6,277         --               --            --            --            --            --
     (6,222,757)       (120,909)     (5,099,704)    (5,397,897)  (1,355,839)       (3,023)       (20,413)
    -----------      ----------      ----------    -----------   ----------    ----------     ----------
     (1,265,131)        (76,078)     (4,398,940)    (4,687,462)     121,289         7,895         36,377
    ===========      ==========      ==========    ===========   ==========    ==========     ==========
      2,735,182         880,145         419,031        606,082      364,320        96,887        988,803
         45,772          79,956           4,340        --            --            --             43,422
     (4,922,987)     (1,753,350)     (2,331,059)    (4,300,727)    (330,824)      (41,900)    (1,114,434)
    -----------      ----------      ----------    -----------   ----------    ----------     ----------
     (2,142,033)       (793,249)     (1,907,688)    (3,694,645)      33,496        54,987        (82,209)
    ===========      ==========      ==========    ===========   ==========    ==========     ==========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes -- Capital Stock Activity, Year Ended June 30, 1999

                                                           EQUITY FUNDS
                                                                          MUNDER         MUNDER          MUNDER
                                                           MUNDER         EQUITY         INTERNATIONAL   MICRO-CAP
                                                           BALANCED       INCOME         EQUITY          EQUITY
                                                           FUND           FUND           FUND            FUND
AMOUNT
CLASS A SHARES:
Sold.....................................................  $  1,140,908   $ 36,363,414   $ 154,582,825   $  9,475,953
Issued in connection with Fund reorganization............       --             --             --              --
Issued as reinvestment of dividends......................       110,159        289,589          76,045        111,618
Redeemed.................................................      (549,864)   (40,667,853)   (145,765,751)   (10,643,740)
                                                           ------------   ------------   -------------   ------------
Net increase/(decrease)..................................  $    701,203   $ (4,014,850)  $   8,893,119   $ (1,056,169)
                                                           ============   ============   =============   ============
CLASS B SHARES:
Sold.....................................................  $  1,373,486   $  2,903,698   $     419,856   $  4,873,253
Issued in connection with Fund reorganization............       --             --             --              --
Issued as reinvestment of dividends......................        25,182         82,783           8,577        127,867
Redeemed.................................................      (249,459)      (988,324)       (495,611)    (7,330,338)
                                                           ------------   ------------   -------------   ------------
Net increase/(decrease)..................................  $  1,149,209   $  1,998,157   $     (67,178)  $ (2,329,218)
                                                           ============   ============   =============   ============
CLASS C SHARES:
Sold.....................................................  $    365,546   $  5,675,166   $     784,962   $  2,511,654
Issued in connection with Fund reorganization............       --             --             --              --
Issued as reinvestment of dividends......................         3,270         22,089           2,507         41,160
Redeemed.................................................      (128,939)    (6,118,647)       (687,479)    (3,647,850)
                                                           ------------   ------------   -------------   ------------
Net increase/(decrease)..................................  $    239,877   $   (421,392)  $      99,990   $ (1,095,036)
                                                           ============   ============   =============   ============
CLASS K SHARES:
Sold.....................................................  $  9,051,179   $ 43,942,687   $  16,375,849   $    874,607
Issued in connection with Fund reorganization............       --             --             --              --
Issued as reinvestment of dividends......................       --               2,558             862            325
Redeemed.................................................   (12,456,054)   (46,011,606)    (23,750,849)    (1,229,907)
                                                           ------------   ------------   -------------   ------------
Net increase/(decrease)..................................  $ (3,404,875)  $ (2,066,361)  $  (7,374,138)  $   (354,975)
                                                           ============   ============   =============   ============
CLASS Y SHARES:
Sold.....................................................  $ 10,363,069   $ 64,513,627   $  11,617,421   $  5,619,141
Issued in connection with Fund reorganization............       --             --             --              --
Issued as reinvestment of dividends......................        25,568         87,471          84,636        174,800
Redeemed.................................................   (39,286,068)   (59,040,239)    (22,511,012)    (5,194,496)
                                                           ------------   ------------   -------------   ------------
Net increase/(decrease)..................................  $(28,897,431)  $  5,560,859   $ (10,808,955)  $    599,445
                                                           ============   ============   =============   ============

                       See Notes to Financial Statements.


                    MUNDER                         MUNDER          MUNDER                       MUNDER
    MUNDER          REAL ESTATE    MUNDER          SMALL           FRAMLINGTON    MUNDER        FRAMLINGTON
    MULTI-SEASON    EQUITY         SMALL-CAP       COMPANY         EMERGING       FRAMLINGTON   INTERNATIONAL
    GROWTH          INVESTMENT     VALUE           GROWTH          MARKETS        HEALTHCARE    GROWTH
    FUND            FUND           FUND            FUND            FUND           FUND          FUND
    $ 785,755,717   $  3,097,125   $ 204,932,864   $ 516,745,495   $  1,420,206   $   882,935   $ 18,526,567
        3,645,184        --             --              --              --            --             --
        1,788,540        126,652         147,666         857,595        --             13,738          1,313
     (776,948,982)    (3,174,514)   (206,648,885)   (512,952,525)    (1,182,137)   (1,892,357)   (17,635,705)
    -------------   ------------   -------------   -------------   ------------   -----------   ------------
    $  14,240,459   $     49,263   $  (1,568,355)  $   4,650,565   $    238,069   $  (995,684)  $    892,175
    =============   ============   =============   =============   ============   ===========   ============
    $  11,477,272   $  1,967,281   $   1,605,943   $   8,733,728   $  1,650,573   $ 1,720,586   $    462,021
          423,609        --             --              --              --            --             --
        2,980,135        137,336          29,154         350,225        --             39,333            203
      (19,753,526)    (2,680,977)     (1,297,121)    (11,869,548)    (1,170,622)   (2,665,533)      (498,784)
    -------------   ------------   -------------   -------------   ------------   -----------   ------------
    $  (4,872,510)  $   (576,360)  $     337,976   $  (2,785,595)  $    479,951   $  (905,614)  $    (36,560)
    =============   ============   =============   =============   ============   ===========   ============
    $  14,691,587   $    689,276   $   1,563,402   $   2,114,641   $    481,365   $   402,803   $    181,063
           27,285        --             --              --              --            --             --
           69,569         25,554          15,741          77,875        --              3,123             77
      (16,198,825)      (740,980)     (1,462,176)     (3,444,717)      (204,358)   (1,630,870)      (208,639)
    -------------   ------------   -------------   -------------   ------------   -----------   ------------
    $  (1,410,384)  $    (26,150)  $     116,967   $  (1,252,201)  $    277,007   $(1,224,944)  $    (27,499)
    =============   ============   =============   =============   ============   ===========   ============
    $ 110,054,804   $  1,114,941   $  30,619,211   $  57,197,271   $ 17,037,605   $    43,800   $    502,556
       30,893,203        --             --              --              --            --             --
          147,907        --                   87          18,166        --            --             --
      (84,213,153)      (634,090)    (33,481,575)    (64,404,517)   (21,032,222)     (126,306)      (982,196)
    -------------   ------------   -------------   -------------   ------------   -----------   ------------
    $  56,882,761   $    480,851   $  (2,862,277)  $  (7,189,080)  $ (3,994,617)  $   (82,506)  $   (479,640)
    =============   ============   =============   =============   ============   ===========   ============
    $  61,127,513   $ 18,204,684   $  60,951,348   $  96,528,187   $  6,623,826   $ 1,004,715   $  8,894,961
        8,653,859        --             --              --              --            --             --
        1,623,598      1,286,467         302,524       1,414,591        --             17,579          8,595
     (132,361,815)   (20,557,557)    (67,078,357)   (107,510,625)    (6,193,829)     (538,609)   (16,427,644)
    -------------   ------------   -------------   -------------   ------------   -----------   ------------
    $ (60,956,845)  $ (1,066,406)  $  (5,824,485)  $  (9,567,847)  $    429,997   $   483,685   $ (7,524,088)
    =============   ============   =============   =============   ============   ===========   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes -- Capital Stock Activity, Year Ended June 30, 1999
                                    (Continued)

                                                               EQUITY FUNDS
                                                                                                                     MUNDER
                                                               MUNDER          MUNDER             MUNDER             MICRO-CAP
                                                               BALANCED        EQUITY INCOME      INTERNATIONAL      EQUITY
                                                               FUND            FUND               EQUITY FUND        FUND
SHARES
CLASS A SHARES:
Sold.....................................................          94,099        2,500,882           9,829,257         593,060
Issued in connection with Fund reorganization............          --              --                  --               --
Issued as reinvestment of dividends......................           9,486           21,050               5,276           7,866
Redeemed.................................................         (44,882)      (2,760,800)         (9,262,579)       (695,471)
                                                               ----------      -------------      -------------      ---------
Net increase/(decrease)..................................          58,703         (238,868)            571,954         (94,545)
                                                               ==========      =============      =============      =========
CLASS B SHARES:
Sold.....................................................         111,387          201,879              27,512         324,276
Issued in connection with Fund reorganization............          --              --                  --               --
Issued as reinvestment of dividends......................           2,172            6,054                 599           9,133
Redeemed.................................................         (20,174)         (68,980)            (34,578)       (507,788)
                                                               ----------      -------------      -------------      ---------
Net increase/(decrease)..................................          93,385          138,953              (6,467)       (174,379)
                                                               ==========      =============      =============      =========
CLASS C SHARES:
Sold.....................................................          29,333          396,608              51,188         166,176
Issued in connection with Fund reorganization............          --              --                  --               --
Issued as reinvestment of dividends......................             283            1,617                 168           2,938
Redeemed.................................................         (10,311)        (420,836)            (47,992)       (256,106)
                                                               ----------      -------------      -------------      ---------
Net increase/(decrease)..................................          19,305          (22,611)              3,364         (86,922)
                                                               ==========      =============      =============      =========
CLASS K SHARES:
Sold.....................................................         745,255        3,015,495           1,116,407          57,922
Issued in connection with Fund reorganization............          --              --                  --               --
Issued as reinvestment of dividends......................          --                  186                  60              23
Redeemed.................................................      (1,002,737)      (3,158,624)         (1,623,278)        (86,489)
                                                               ----------      -------------      -------------      ---------
Net increase/(decrease)..................................        (257,482)        (142,943)           (506,811)        (28,544)
                                                               ==========      =============      =============      =========
CLASS Y SHARES:
Sold.....................................................         865,614        4,418,808             792,809         402,801
Issued in connection with Fund reorganization............          --              --                  --               --
Issued as reinvestment of dividends......................           2,203            6,324               5,889          12,267
Redeemed.................................................      (3,153,292)      (4,027,938)         (1,509,586)       (354,262)
                                                               ----------      -------------      -------------      ---------
Net increase/(decrease)..................................      (2,285,475)         397,194            (710,888)         60,806
                                                               ==========      =============      =============      =========

                       See Notes to Financial Statements.


                      MUNDER                                             MUNDER                            MUNDER
    MUNDER            REAL ESTATE                       MUNDER           FRAMLINGTON      MUNDER           FRAMLINGTON
    MULTI-SEASON      EQUITY           MUNDER           SMALL            EMERGING         FRAMLINGTON      INTERNATIONAL
    GROWTH            INVESTMENT       SMALL-CAP        COMPANY          MARKETS          HEALTHCARE       GROWTH
    FUND              FUND             VALUE FUND       GROWTH FUND      FUND             FUND             FUND
     38,411,153          240,492        17,282,016      31,110,553          136,734          81,639            1,557,057
        189,419           --               --               --               --              --                 --
         92,718           10,178            12,700          53,566           --               1,298                  113
    (37,949,040)        (248,777)      (17,290,366)     (30,655,150)       (124,885)       (181,202)          (1,467,146)
    ------------      ----------       -----------      -----------      ----------       -----------      -------------
        744,250            1,893             4,350         508,969           11,849         (98,265)              90,024
    ============      ==========       ===========      ===========      ==========       ===========      =============
        597,140          155,151           131,184         563,596          186,048         164,817               38,471
         22,939           --               --               --               --              --                 --
                          11,127             2,515          22,966           --               3,771                   18
        161,175         (214,152)         (109,601)       (761,308)        (145,442)       (258,818)             (44,954)
    ------------      ----------       -----------      -----------      ----------       -----------      -------------
       (234,761)         (47,874)           24,098        (174,746)          40,606         (90,230)              (6,465)
    ============      ==========       ===========      ===========      ==========       ===========      =============
        750,825           54,141           129,366         131,826           52,223          38,586               14,652
          1,474           --               --               --               --              --                 --
          3,756            2,053             1,361           5,021           --                 299                    7
       (832,142)         (59,643)         (125,088)       (221,158)         (23,616)       (166,856)             (17,543)
    ------------      ----------       -----------      -----------      ----------       -----------      -------------
        (76,087)          (3,449)            5,639         (84,311)          28,607        (127,971)              (2,884)
    ============      ==========       ===========      ===========      ==========       ===========      =============
      4,506,451           87,288         2,569,270       3,443,786        2,088,599           3,932               43,933
      1,608,086           --               --               --               --              --                 --
          7,679           --                     8           1,135           --              --                 --
     (4,127,521)         (52,699)       (2,834,248)     (3,995,528)      (2,485,396)        (11,980)             (90,573)
    ------------      ----------       -----------      -----------      ----------       -----------      -------------
      1,994,695           34,589          (264,970)       (550,607)        (396,797)         (8,048)             (46,640)
    ============      ==========       ===========      ===========      ==========       ===========      =============
      4,819,485        1,409,073         5,090,624       5,745,898          708,935          94,073              779,551
        444,900           --               --               --               --              --                 --
         83,310          103,706            25,949          87,075           --               1,657                  740
     (6,599,730)      (1,656,986)       (5,589,940)     (6,419,767)        (768,253)        (51,824)          (1,433,472)
    ------------      ----------       -----------      -----------      ----------       -----------      -------------
     (1,252,035)        (144,207)         (473,367)       (586,794)         (59,318)         43,906             (653,181)
    ============      ==========       ===========      ===========      ==========       ===========      =============

                       See Notes to Financial Statements.

           Munder Balanced Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                       A SHARES
                                                      YEAR             YEAR             YEAR          YEAR             YEAR
                                                      ENDED            ENDED            ENDED         ENDED            ENDED
                                                      6/30/00(D)       6/30/99(D)       6/30/98       6/30/97(D)       6/30/96(D)
Net asset value, beginning of period..............     $ 12.96           $13.48         $13.01          $12.35           $10.77
                                                       -------           ------         ------          ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................        0.15             0.21           0.30            0.29             0.27
Net realized and unrealized gain on investments...        2.40             1.02           1.66            1.30             1.55
                                                       -------           ------         ------          ------           ------
Total from investment operations..................        2.55             1.23           1.96            1.59             1.82
                                                       -------           ------         ------          ------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income..............       (0.13)           (0.23)         (0.32)          (0.27)           (0.24)
Distributions in excess of net investment
  income..........................................       (0.02)           --              --             --               --
Distributions from net realized gains.............       (3.23)           (1.52)         (1.17)          (0.66)           --
                                                       -------           ------         ------          ------           ------
Total distributions...............................       (3.38)           (1.75)         (1.49)          (0.93)           (0.24)
                                                       -------           ------         ------          ------           ------
Net asset value, end of period....................     $ 12.13           $12.96         $13.48          $13.01           $12.35
                                                       =======           ======         ======          ======           ======
TOTAL RETURN (B)..................................       27.17%           10.76%         15.93%          13.63%           17.06%
                                                       =======           ======         ======          ======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............     $ 6,229           $1,572         $  844          $  382           $  375
Ratio of operating expenses to average net
  assets..........................................        1.26%            1.22%          1.17%           1.22%            1.15%
Ratio of net investment income to average net
  assets..........................................        1.33%            1.73%          2.41%           2.30%            2.29%
Portfolio turnover rate...........................         176%             116%            79%            125%             197%
Ratio of operating expenses to average net assets
  without waivers.................................        1.26%            1.22%          1.17%           1.22%            1.26%

------------
(a) The Munder Balanced Fund Class A Shares and Class B Shares commenced operations on April 30, 1993 and June 21, 1994 respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

                                     B SHARES
    YEAR             YEAR             YEAR          YEAR             YEAR
    ENDED            ENDED            ENDED         ENDED            ENDED
    6/30/00(D)       6/30/99(D)       6/30/98       6/30/97(D)       6/30/96(D)
     $ 12.92           $13.44         $12.97          $12.33           $10.76
     -------           ------         ------          ------           ------
        0.07             0.12           0.21            0.19             0.18
        2.38             1.01           1.64            1.30             1.56
     -------           ------         ------          ------           ------
        2.45             1.13           1.85            1.49             1.74
     -------           ------         ------          ------           ------
       (0.06)           (0.13)         (0.21)          (0.19)           (0.17)
       (0.00)(e)        --              --             --               --
       (3.23)           (1.52)         (1.17)          (0.66)           --
     -------           ------         ------          ------           ------
       (3.29)           (1.65)         (1.38)          (0.85)           (0.17)
     -------           ------         ------          ------           ------
     $ 12.08           $12.92         $13.44          $12.97           $12.33
     =======           ======         ======          ======           ======
       26.22%            9.96%         15.11%          12.73%           16.24%
     =======           ======         ======          ======           ======
     $ 9,582           $1,829         $  647          $  199           $   75
        2.01%            1.97%          1.92%           1.97%            1.90%
        0.58%            0.94%          1.66%           1.55%            1.54%
         176%             116%            79%            125%             197%
        2.01%            1.97%          1.92%           1.97%            2.01%

                       See Notes to Financial Statements.

           Munder Balanced Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

                                                     C SHARES
                                                     YEAR             YEAR             YEAR          YEAR             PERIOD
                                                     ENDED            ENDED            ENDED         ENDED            ENDED
                                                     6/30/00(D)       6/30/99(D)       6/30/98       6/30/97(D)       6/30/96(D)
Net asset value, beginning of period.............     $ 12.95           $13.45         $12.99          $12.35           $11.67
                                                      -------           ------         ------          ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................        0.07             0.12           0.22            0.18             0.05
Net realized and unrealized gain on
  investments....................................        2.39             1.03           1.62            1.32             0.67
                                                      -------           ------         ------          ------           ------
Total from investment operations.................        2.46             1.15           1.84            1.50             0.72
                                                      -------           ------         ------          ------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income.............       (0.05)           (0.13)         (0.21)          (0.20)           (0.04)
Distributions in excess of net investment
  income.........................................       (0.01)           --              --             --               --
Distributions from net realized gains............       (3.23)           (1.52)         (1.17)          (0.66)           --
                                                      -------           ------         ------          ------           ------
Total distributions..............................       (3.29)           (1.65)         (1.38)          (0.86)           (0.04)
                                                      -------           ------         ------          ------           ------
Net asset value, end of period...................     $ 12.12           $12.95         $13.45          $12.99           $12.35
                                                      =======           ======         ======          ======           ======
TOTAL RETURN (B).................................       26.33%           10.11%         15.00%          12.84%            6.20%
                                                      =======           ======         ======          ======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............     $ 5,145           $  360         $  115          $   73           $    3
Ratio of operating expenses to average net
  assets.........................................        2.01%            1.97%          1.92%           1.97%            1.90%(c)
Ratio of net investment income to average net
  assets.........................................        0.58%            0.94%          1.66%           1.55%            1.54%(c)
Portfolio turnover rate..........................         176%             116%            79%            125%             197%
Ratio of operating expenses to average net assets
  without waivers................................        2.01%            1.97%          1.92%           1.97%            2.01%(c)

------------
(a) The Munder Balanced Fund Class C Shares and Class Y Shares commenced operations on January 24, 1996 and April 13, 1993 respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

                                     Y SHARES
    YEAR             YEAR             YEAR          YEAR             YEAR
    ENDED            ENDED            ENDED         ENDED            ENDED
    6/30/00(D)       6/30/99(D)       6/30/98       6/30/97(D)       6/30/96(D)
     $ 12.98          $ 13.48         $ 13.01        $ 12.35          $ 10.77
     -------          -------         -------        -------          -------
        0.18             0.26            0.37           0.31             0.30
        2.39             1.02            1.62           1.31             1.55
     -------          -------         -------        -------          -------
        2.57             1.28            1.99           1.62             1.85
     -------          -------         -------        -------          -------
       (0.18)           (0.26)          (0.35)         (0.30)           (0.27)
       --               --              --             --               --
       (3.23)           (1.52)          (1.17)         (0.66)           --
     -------          -------         -------        -------          -------
       (3.41)           (1.78)          (1.52)         (0.96)           (0.27)
     -------          -------         -------        -------          -------
     $ 12.14          $ 12.98         $ 13.48        $ 13.01          $ 12.35
     =======          =======         =======        =======          =======
       27.33%           11.21%          16.23%         13.91%           17.35%
     =======          =======         =======        =======          =======
     $ 5,430          $15,816         $47,215        $70,314          $57,637
        1.01%            0.97%           0.92%          0.97%            0.90%
        1.58%            2.09%           2.66%          2.55%            2.54%
         176%             116%             79%           125%             197%
        1.01%            0.97%           0.92%          0.97%            1.01%

                       See Notes to Financial Statements.

           Munder Equity Income Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                         A SHARES
                                                            YEAR           YEAR          YEAR            YEAR             YEAR
                                                           ENDED           ENDED         ENDED          ENDED            ENDED
                                                         6/30/00(C)       6/30/99       6/30/98       6/30/97(C)       6/30/96(C)
Net asset value, beginning of period.................      $14.98         $15.62        $15.21          $13.04           $11.14
                                                           ------         ------        ------          ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................................        0.18           0.20          0.29            0.31             0.32
Net realized and unrealized gain on investments......       (2.58)          0.73          2.96            3.14             1.98
                                                           ------         ------        ------          ------           ------
Total from investment operations.....................       (2.40)          0.93          3.25            3.45             2.30
                                                           ------         ------        ------          ------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income.................       (0.16)         (0.18)        (0.28)          (0.32)           (0.31)
Distributions in excess of net investment income.....       (0.02)          --            --             --               --
Distributions from net realized gains................       (0.57)         (1.39)        (2.56)          (0.96)           (0.09)
                                                           ------         ------        ------          ------           ------
Total distributions..................................       (0.75)         (1.57)        (2.84)          (1.28)           (0.40)
                                                           ------         ------        ------          ------           ------
Net asset value, end of period.......................      $11.83         $14.98        $15.62          $15.21           $13.04
                                                           ======         ======        ======          ======           ======
TOTAL RETURN (B).....................................      (16.45)%         6.96%        23.03%          28.10%           20.90%
                                                           ======         ======        ======          ======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................      $5,121         $5,578        $9,545          $3,662           $1,025
Ratio of operating expenses to average net assets....        1.23%          1.21%         1.19%           1.20%            1.21%
Ratio of net investment income to average net
  assets.............................................        1.37%          1.44%         1.78%           2.28%            2.56%
Portfolio turnover rate..............................          91%            50%           73%             62%              37%
Ratio of operating expenses to average net assets
  without waivers....................................        1.23%          1.21%         1.19%           1.20%            1.28%

------------
(a) The Munder Equity Income Fund Class A Shares and Class B Shares commenced operations on August 8, 1994 and August 9, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

                                    B SHARES
       YEAR           YEAR          YEAR            YEAR             YEAR
      ENDED           ENDED         ENDED          ENDED            ENDED
    6/30/00(C)       6/30/99       6/30/98       6/30/97(C)       6/30/96(C)
      $14.93         $15.57        $15.17          $13.02           $11.13
      ------         ------        ------          ------           ------
        0.08           0.10          0.17            0.21             0.23
       (2.57)          0.72          2.95            3.13             1.99
      ------         ------        ------          ------           ------
       (2.49)          0.82          3.12            3.34             2.22
      ------         ------        ------          ------           ------
       (0.08)         (0.07)        (0.16)          (0.23)           (0.24)
       --              --            --             --               --
       (0.57)         (1.39)        (2.56)          (0.96)           (0.09)
      ------         ------        ------          ------           ------
       (0.65)         (1.46)        (2.72)          (1.19)           (0.33)
      ------         ------        ------          ------           ------
      $11.79         $14.93        $15.57          $15.17           $13.02
      ======         ======        ======          ======           ======
      (17.07)%         6.18%        22.09%          27.16%           20.09%
      ======         ======        ======          ======           ======
      $3,961         $3,700        $1,694          $  641           $  228
        1.98%          1.97%         1.94%           1.95%            1.96%
        0.62%          0.69%         1.03%           1.53%            1.81%
          91%            50%           73%             62%              37%
        1.98%          1.97%         1.94%           1.95%            2.03%

                       See Notes to Financial Statements.

           Munder Equity Income Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

                                                                                       C SHARES
                                                          YEAR           YEAR          YEAR            YEAR            PERIOD
                                                         ENDED           ENDED         ENDED          ENDED            ENDED
                                                       6/30/00(D)       6/30/99       6/30/98       6/30/97(D)       6/30/96(D)
Net asset value, beginning of period...............     $ 14.91         $15.55        $15.16          $13.01           $12.60
                                                        -------         ------        ------          ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................        0.08           0.09          0.16            0.19             0.14
Net realized and unrealized gain on investments....       (2.56)          0.73          2.95            3.15             0.55
                                                        -------         ------        ------          ------           ------
Total from investment operations...................       (2.48)          0.82          3.11            3.34             0.69
                                                        -------         ------        ------          ------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income...............       (0.08)         (0.07)        (0.16)          (0.23)           (0.19)
Distributions in excess of net investment income...       --              --            --             --               --
Distributions from net realized gains..............       (0.57)         (1.39)        (2.56)          (0.96)           (0.09)
                                                        -------         ------        ------          ------           ------
Total distributions................................       (0.65)         (1.46)        (2.72)          (1.19)           (0.28)
                                                        -------         ------        ------          ------           ------
Net asset value, end of period.....................     $ 11.78         $14.91        $15.55          $15.16           $13.01
                                                        -------         ------        ------          ------           ------
TOTAL RETURN (B)...................................      (17.02)%         6.18%        22.05%          27.17%            5.57%
                                                        =======         ======        ======          ======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............     $ 1,073         $1,366        $1,776          $  766           $   31
Ratio of operating expenses to average net
  assets...........................................        1.98%          1.97%         1.94%           1.95%            1.96%(c)
Ratio of net investment income to average net
  assets...........................................        0.62%          0.69%         1.03%           1.53%            1.81%(c)
Portfolio turnover rate............................          91%            50%           73%             62%              37%
Ratio of operating expenses to average net assets
  without waivers..................................        1.98%          1.97%         1.94%           1.95%            2.03%(c)

------------
(a) The Munder Equity Income Fund Class C Shares and Class Y Shares commenced operations on December 5, 1995 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

                                    Y SHARES
       YEAR           YEAR          YEAR            YEAR             YEAR
      ENDED           ENDED         ENDED          ENDED            ENDED
    6/30/00(D)       6/30/99       6/30/98       6/30/97(D)       6/30/96(D)
     $ 15.00         $ 15.64       $ 15.23        $ 13.05          $ 11.14
     -------         -------       -------        -------          -------
        0.21            0.25          0.32           0.35             0.35
       (2.59)           0.72          2.97           3.14             1.98
     -------         -------       -------        -------          -------
       (2.38)           0.97          3.29           3.49             2.33
     -------         -------       -------        -------          -------
       (0.18)          (0.22)        (0.32)         (0.35)           (0.33)
       (0.03)          --            --             --               --
       (0.57)          (1.39)        (2.56)         (0.96)           (0.09)
     -------         -------       -------        -------          -------
       (0.78)          (1.61)        (2.88)         (1.31)           (0.42)
     -------         -------       -------        -------          -------
     $ 11.84         $ 15.00       $ 15.64        $ 15.23          $ 13.05
     -------         -------       -------        -------          -------
      (16.28)%          7.22%        23.32%         28.43%           21.26%
     =======         =======       =======        =======          =======
     $73,435         $39,368       $34,840        $29,674          $20,464
        0.98%           0.96%         0.94%          0.95%            0.96%
        1.62%           1.69%         2.03%          2.53%            2.81%
          91%             50%           73%            62%              37%
        0.98%           0.96%         0.94%          0.95%            1.03%

                       See Notes to Financial Statements.

           Munder International Equity Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

                                                      A SHARES
                                                      YEAR             YEAR             YEAR          YEAR             YEAR
                                                      ENDED            ENDED            ENDED         ENDED            ENDED
                                                      6/30/00(D)       6/30/99(D)       6/30/98       6/30/97(D)       6/30/96(D)
Net asset value, beginning of period..............     $ 16.21          $ 15.03         $15.73          $15.09           $13.42
                                                       -------          -------         ------          ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................        0.25             0.20           0.15            0.14             0.15
Net realized and unrealized gain/(loss) on
  investments.....................................        3.47             1.38           0.34            2.30             1.64
                                                       -------          -------         ------          ------           ------
Total from investment operations..................        3.72             1.58           0.49            2.44             1.79
                                                       -------          -------         ------          ------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income..............       (0.28)           (0.17)         (0.19)          (0.21)           (0.12)
Distributions in excess of net investment
  income..........................................       --               --              --             --               --
Distributions from net realized gains.............       (1.59)           (0.23)         (1.00)          (1.59)           --
Distributions from capital........................       --               --              --             --               --
                                                       -------          -------         ------          ------           ------
Total distributions...............................       (1.87)           (0.40)         (1.19)          (1.80)           (0.12)
                                                       -------          -------         ------          ------           ------
Net asset value, end of period....................     $ 18.06          $ 16.21         $15.03          $15.73           $15.09
                                                       =======          =======         ======          ======           ======
TOTAL RETURN (B)..................................       23.86%           10.80%          4.30%          17.98%           13.37%
                                                       =======          =======         ======          ======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............     $10,946          $16,024         $6,264          $6,710           $4,767
Ratio of operating expenses to average net
  assets..........................................        1.30%            1.29%          1.25%           1.26%            1.26%
Ratio of net investment income to average net
  assets..........................................        1.44%            1.33%          1.03%           0.98%            1.07%
Portfolio turnover rate...........................          18%              23%            41%             46%              75%
Ratio of operating expenses to average net assets
  without waivers.................................        1.30%            1.29%          1.25%           1.26%            1.33%

------------
(a) The Munder International Equity Fund Class A Shares and Class B Shares, commenced operations on November 30, 1992 and March 9, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

                                     B SHARES
    YEAR             YEAR             YEAR          YEAR             YEAR
    ENDED            ENDED            ENDED         ENDED            ENDED
    6/30/00(D)       6/30/99(D)       6/30/98       6/30/97(D)       6/30/96(D)
      $15.97           $14.83         $15.57          $14.91           $13.35
      ------           ------         ------          ------           ------
        0.12             0.05           0.05            0.03             0.05
        3.36             1.42           0.32            2.28             1.62
      ------           ------         ------          ------           ------
        3.48             1.47           0.37            2.31             1.67
      ------           ------         ------          ------           ------
       (0.13)           (0.10)         (0.11)          (0.06)           (0.11)
       (0.05)           --              --             --               --
       (1.59)           (0.23)         (1.00)          (1.59)           --
       --               --              --             --               --
      ------           ------         ------          ------           ------
       (1.77)           (0.33)         (1.11)          (1.65)           (0.11)
      ------           ------         ------          ------           ------
      $17.68           $15.97         $14.83          $15.57           $14.91
      ======           ======         ======          ======           ======
       22.51%           10.08%          3.54%          17.18%           12.53%
      ======           ======         ======          ======           ======
      $3,211           $1,104         $1,121          $1,151           $  957
        2.05%            2.04%          2.00%           2.01%            2.01%
        0.69%            0.34%          0.28%           0.23%            0.32%
          18%              23%            41%             46%              75%
        2.05%            2.04%          2.00%           2.01%            2.08%

                       See Notes to Financial Statements.

           Munder International Equity Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

                                                                                      C SHARES
                                                     YEAR             YEAR             YEAR          YEAR             PERIOD
                                                     ENDED            ENDED            ENDED         ENDED            ENDED
                                                     6/30/00(D)       6/30/99(D)       6/30/98       6/30/97(D)       6/30/96(D)
Net asset value, beginning of period.............      $16.09           $14.95         $15.68          $15.02           $14.13
                                                       ------           ------         ------          ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................        0.12             0.05           0.04            0.03             0.04
Net realized and unrealized gain/(loss) on
  investments....................................        3.42             1.42           0.34            2.30             0.95
                                                       ------           ------         ------          ------           ------
Total from investment operations.................        3.54             1.47           0.38            2.33             0.99
                                                       ------           ------         ------          ------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income.............       (0.13)           (0.10)         (0.11)          (0.08)           (0.10)
Distributions in excess of net investment
  income.........................................       (0.05)           --              --             --               --
Distributions from net realized gains............       (1.59)           (0.23)         (1.00)          (1.59)           --
Distributions from capital.......................       --               --              --             --               --
                                                       ------           ------         ------          ------           ------
Total distributions..............................       (1.77)           (0.33)         (1.11)          (1.67)           (0.10)
                                                       ------           ------         ------          ------           ------
Net asset value, end of period...................      $17.86           $16.09         $14.95          $15.68           $15.02
                                                       ======           ======         ======          ======           ======
TOTAL RETURN (B).................................       22.66%           10.07%          3.50%          17.18%            7.06%
                                                       ======           ======         ======          ======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............      $3,977           $2,111         $1,911          $2,259           $1,584
Ratio of operating expenses to average net
  assets.........................................        2.05%            2.04%          2.00%           2.01%            2.01%(c)
Ratio of net investment income to average net
  assets.........................................        0.69%            0.36%          0.28%           0.23%            0.32%(c)
Portfolio turnover rate..........................          18%              23%            41%             46%              75%
Ratio of operating expenses to average net assets
  without waivers................................        2.05%            2.04%          2.00%           2.01%            2.08%(c)

------------
(a) The Munder International Equity Fund Class C Shares and Class Y Shares commenced operations on September 29, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

                                     Y SHARES
    YEAR             YEAR             YEAR          YEAR             YEAR
    ENDED            ENDED            ENDED         ENDED            ENDED
    6/30/00(D)       6/30/99(D)       6/30/98       6/30/97(D)       6/30/96(D)
     $ 16.32          $ 15.10         $15.80         $  15.15         $ 13.45
     -------          -------         -------        --------         -------
        0.30             0.19         0.19               0.18            0.19
        3.44             1.46         0.33               2.32            1.64
     -------          -------         -------        --------         -------
        3.74             1.65         0.52               2.50            1.83
     -------          -------         -------        --------         -------
       (0.31)           (0.20)        (0.22)            (0.26)          (0.13)
       --               --            --               --               --
       (1.59)           (0.23)        (1.00)            (1.59)          --
       --               --            --               --               --
     -------          -------         -------        --------         -------
       (1.90)           (0.43)        (1.22)            (1.85)          (0.13)
     -------          -------         -------        --------         -------
     $ 18.16          $ 16.32         $15.10         $  15.80         $ 15.15
     =======          =======         =======        ========         =======
       23.79%           11.30%        4.48%             18.35%          13.63%
     =======          =======         =======        ========         =======
     $79,520          $98,681         $102,081       $107,831         $89,435
        1.05%            1.04%        1.00%              1.01%           1.01%
        1.69%            1.32%        1.28%              1.23%           1.32%
          18%              23%        41%                  46%             75%
        1.05%            1.04%        1.00%              1.01%           1.08%

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                          A SHARES
                                                                YEAR             YEAR             YEAR             PERIOD
                                                                ENDED            ENDED            ENDED            ENDED
                                                                6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97(D)
Net asset value, beginning of period.....................        $ 18.16           $17.00          $ 12.81           $10.00
                                                                 -------           ------          -------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss......................................          (0.32)           (0.18)           (0.17)           (0.05)
Net realized and unrealized gain on investments..........          10.96             1.64             5.00             2.86
                                                                 -------           ------          -------           ------
Total from investment operations.........................          10.64             1.46             4.83             2.81
                                                                 -------           ------          -------           ------
LESS DISTRIBUTIONS:
Distributions from net realized gains....................          --               (0.30)           (0.64)           --
                                                                 -------           ------          -------           ------
Total distributions......................................          --               (0.30)           (0.64)           --
                                                                 -------           ------          -------           ------
Net asset value, end of period...........................        $ 28.80           $18.16          $ 17.00           $12.81
                                                                 =======           ======          =======           ======
TOTAL RETURN (B).........................................          58.59%            9.10%           38.01%           28.10%
                                                                 =======           ======          =======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................        $35,960           $9,844          $10,821           $  184
Ratio of operating expenses to average net assets........           1.68%            1.53%            1.53%            1.50%(c)
Ratio of net investment loss to average net assets.......          (1.23)%          (1.21)%          (0.97)%          (0.88)(c)
Portfolio turnover rate..................................            187%             184%             172%              68%
Ratio of operating expenses to average net assets without
  expenses reimbursed....................................           1.68%            1.64%            1.78%            7.90%(c)

------------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class B Shares and Class C Shares commenced operations on December 26, 1996, February 24, 1997 and March 31, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

                              B SHARES                                                    C SHARES
    YEAR             YEAR             YEAR             PERIOD           YEAR              YEAR             YEAR
    ENDED            ENDED            ENDED            ENDED            ENDED             ENDED            ENDED
    6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97(D)       06/30/00(D)       6/30/99(D)       6/30/98(D)
     $ 17.84          $ 16.83          $ 12.79           $11.00           $ 17.85           $16.84           $12.79
     -------          -------          -------           ------           -------           ------           ------
       (0.50)           (0.28)           (0.29)           (0.05)            (0.50)           (0.28)           (0.29)
       10.68             1.59             4.97             1.84             10.68             1.59             4.98
     -------          -------          -------           ------           -------           ------           ------
       10.18             1.31             4.68             1.79             10.18             1.31             4.69
     -------          -------          -------           ------           -------           ------           ------
       --               (0.30)           (0.64)           --               --                (0.30)           (0.64)
     -------          -------          -------           ------           -------           ------           ------
       --               (0.30)           (0.64)           --               --                (0.30)           (0.64)
     -------          -------          -------           ------           -------           ------           ------
     $ 28.02          $ 17.84          $ 16.83           $12.79           $ 28.03           $17.85           $16.84
     =======          =======          =======           ======           =======           ======           ======
       57.06%            8.29%           36.87%           16.27%            56.97%            8.29%           36.95%
     =======          =======          =======           ======           =======           ======           ======
     $45,480          $13,811          $15,965           $  442           $20,588           $6,333           $7,441
        2.43%            2.28%            2.28%            2.25%(c)          2.43%            2.28%            2.28%
       (1.98)%          (1.96)%          (1.72)%          (1.63)%(c)        (1.98)%          (1.96)%          (1.72)%
         187%             184%             172%              68%              187%             184%             172%
        2.43%            2.39%            2.53%            8.65%(c)          2.43%            2.39%            2.53%

      C SHARES
     PERIOD
     ENDED
     6/30/97(D)
       $10.13
       ------
        (0.03)
         2.69
       ------
         2.66
       ------
        --
       ------
        --
       ------
       $12.79
       ======
        26.26%
       ======
       $  111
         2.25%(c)
        (1.63)%(c)
           68%
         8.65%(c)

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

                                                                                          Y SHARES
                                                                YEAR             YEAR             YEAR             PERIOD
                                                                ENDED            ENDED            ENDED            ENDED
                                                                6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97(D)
Net asset value, beginning of period.....................        $ 18.27          $ 17.05          $ 12.83           $10.00
                                                                 -------          -------          -------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss......................................          (0.25)           (0.14)           (0.13)           (0.03)
Net realized and unrealized gain on investments..........          10.95             1.66             4.99             2.86
                                                                 -------          -------          -------           ------
Total from investment operations.........................          10.70             1.52             4.86             2.83
                                                                 -------          -------          -------           ------
LESS DISTRIBUTIONS:
Distributions from net realized gains....................          --               (0.30)           (0.64)           --
                                                                 -------          -------          -------           ------
Total distributions......................................          --               (0.30)           (0.64)           --
                                                                 -------          -------          -------           ------
Net asset value, end of period...........................        $ 28.97          $ 18.27          $ 17.05           $12.83
                                                                 =======          =======          =======           ======
TOTAL RETURN(B)..........................................          58.57%            9.43%           38.19%           28.30%
                                                                 =======          =======          =======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................        $22,737          $17,543          $15,337           $2,279
Ratio of operating expenses to average net assets........           1.43%            1.28%            1.28%            1.25%(c)
Ratio of net investment loss to average net assets.......          (1.02)%          (0.94)%          (0.72)%          (0.63)%(c)
Portfolio turnover rate..................................            187%             184%             172%              68%
Ratio of operating expenses to average net assets without
  expenses reimbursed....................................           1.43%            1.39%            1.53%            7.65%(c)

------------
(a) The Munder Micro-Cap Equity Fund Class Y Shares commenced operations on December 26, 1996.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           Munder Multi-Season Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                        A SHARES
                                                          YEAR         YEAR             YEAR             YEAR             YEAR
                                                         ENDED        ENDED            ENDED            ENDED            ENDED
                                                       6/30/00(C)    6/30/99         6/30/98(C)       6/30/97(C)       6/30/96(C)
Net asset value, beginning of period............        $ 22.05      $ 21.46          $ 18.02          $ 14.83           $12.02
                                                        -------      -------          -------          -------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)....................          (0.03)       (0.03)            0.00(d)          0.04             0.06
Net realized and unrealized gain/(loss) on
  investments...................................          (0.02)        2.20             4.37             3.90             3.20
                                                        -------      -------          -------          -------           ------
Total from investment operations................          (0.05)        2.17             4.37             3.94             3.26
                                                        -------      -------          -------          -------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income............          --           --               (0.01)           --               (0.05)
Distributions from net realized gains...........          (1.37)       (1.58)           (0.92)           (0.75)           (0.40)
                                                        -------      -------          -------          -------           ------
Total distributions.............................          (1.37)       (1.58)           (0.93)           (0.75)           (0.45)
                                                        -------      -------          -------          -------           ------
Net asset value, end of period..................        $ 20.63      $ 22.05          $ 21.46          $ 18.02           $14.83
                                                        =======      =======          =======          =======           ======
TOTAL RETURN(B).................................           0.22%       11.34%           25.02%           27.57%           27.56%
                                                        =======      =======          =======          =======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............        $65,569      $49,602          $32,311          $16,693           $9,544
Ratio of operating expenses to average net
  assets........................................           1.24%        1.22%            1.21%            1.25%            1.26%
Ratio of net investment income/(loss) to average
  net assets....................................          (0.14)%      (0.14)%          --   %(d)         0.25%            0.44%
Portfolio turnover rate.........................             44%          53%              34%              33%              54%
Ratio of operating expenses to average net
  assets without waivers........................           1.42%        1.38%            1.39%            1.50%            1.51%

------------
(a) The Munder Multi-Season Growth Fund Class A Shares and Class B Shares, commenced operations on August 4, 1993 and April 29, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

                                     B SHARES
    YEAR            YEAR          YEAR             YEAR             YEAR
    ENDED           ENDED         ENDED            ENDED            ENDED
    6/30/00(C)      6/30/99       6/30/98(C)       6/30/97(C)       6/30/96(C)
     $ 21.09        $20.70         $  17.54         $ 14.56          $ 11.85
     -------        -------        --------         -------          -------
       (0.17)        (0.18)           (0.14)          (0.08)           (0.04)
       (0.03)         2.15             4.22            3.81             3.15
     -------        -------        --------         -------          -------
       (0.20)         1.97             4.08            3.73             3.11
     -------        -------        --------         -------          -------
       --             --             --               --               --
       (1.37)        (1.58)           (0.92)          (0.75)           (0.40)
     -------        -------        --------         -------          -------
       (1.37)        (1.58)           (0.92)          (0.75)           (0.40)
     $ 19.52        $21.09         $  20.70         $ 17.54          $ 14.56
     =======        =======        ========         =======          =======
       (0.51)%       10.66%           24.12%          26.61%           26.66%
     =======        =======        ========         =======          =======
     $36,433        $99,696        $102,700         $84,865          $66,630
        1.99%         1.97%            1.96%           2.00%            2.01%
       (0.89)%       (0.83)%          (0.75)%         (0.50)%          (0.31)%
          44%           53%              34%             33%              54%
        2.17%         2.14%            2.14%           2.25%            2.26%

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

                                                                                       C SHARES
                                                         YEAR           YEAR            YEAR             YEAR             YEAR
                                                        ENDED           ENDED          ENDED            ENDED            ENDED
                                                      6/30/00(C)       6/30/99       6/30/98(C)       6/30/97(C)       6/30/96(C)
Net asset value, beginning of period...........        $ 21.12         $ 20.73        $ 17.56           $14.57           $11.86
                                                       -------         -------        -------           ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)...................          (0.17)          (0.19)         (0.14)           (0.08)           (0.04)
Net realized and unrealized gain/(loss) on
  investments..................................          (0.03)           2.16           4.23             3.82             3.15
                                                       -------         -------        -------           ------           ------
Total from investment operations...............          (0.20)           1.97           4.09             3.74             3.11
                                                       -------         -------        -------           ------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income...........          --              --             --                  --            --
Distributions from net realized gains..........          (1.37)          (1.58)         (0.92)           (0.75)           (0.40)
                                                       -------         -------        -------           ------           ------
Total distributions............................          (1.37)          (1.58)         (0.92)           (0.75)           (0.40)
Net asset value, end of period.................        $ 19.55         $ 21.12        $ 20.73           $17.56           $14.57
                                                       =======         =======        =======           ======           ======
TOTAL RETURN(B)................................          (0.51)%         10.70%         24.09%           26.66%           26.64%
                                                       =======         =======        =======           ======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........        $10,166         $13,076        $14,411           $9,253           $5,605
Ratio of operating expenses to average net
  assets.......................................           1.99%           1.97%          1.96%            2.00%            2.01%
Ratio of net investment income/(loss) to
  average net assets...........................          (0.89)%         (0.83)%        (0.75)%          (0.50)%          (0.31)%
Portfolio turnover rate........................             44%             53%            34%              33%              54%
Ratio of operating expenses to average net
  assets without waivers.......................           2.17%           2.13%          2.14%            2.25%            2.26%

------------
(a) The Munder Multi-Season Growth Fund Class C Shares and Class Y Shares commenced operations on September 20, 1993 and August 16, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

                                      Y SHARES
    YEAR             YEAR           YEAR             YEAR             YEAR
    ENDED            ENDED          ENDED            ENDED            ENDED
    6/30/00(C)       6/30/99        6/30/98(C)       6/30/97(C)       6/30/96(C)
     $  22.34        $  21.66        $  18.17         $  14.94         $  12.10
     --------        --------        --------         --------         --------
         0.02            0.04            0.05             0.08             0.09
        (0.01)           2.25            4.38             3.94             3.22
     --------        --------        --------         --------         --------
         0.01            2.29            4.43             4.02             3.31
     --------        --------        --------         --------         --------
       --               (0.03)          (0.02)           (0.04)           (0.07)
        (1.37)          (1.58)          (0.92)           (0.75)           (0.40)
     --------        --------        --------         --------         --------
        (1.37)          (1.61)          (0.94)           (0.79)           (0.47)
     $  20.98        $  22.34        $  21.66         $  18.17         $  14.94
     ========        ========        ========         ========         ========
         0.50%          11.70%          25.28%           27.96%           27.85%
     ========        ========        ========         ========         ========
     $250,523        $314,558        $332,156         $176,027         $130,129
         0.99%           0.97%           0.96%            1.00%            1.01%
         0.11%           0.17%           0.25%            0.50%            0.69%
           44%             53%             34%              33%              54%
         1.17%           1.14%           1.14%            1.25%            1.26%

                       See Notes to Financial Statements.

           Munder Real Estate Equity Investment Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                       A SHARES
                                                      YEAR             YEAR             YEAR             YEAR          YEAR
                                                      ENDED            ENDED            ENDED            ENDED         ENDED
                                                      6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97       6/30/96(D)
Net asset value, beginning of period..............     $ 12.78          $ 14.94          $ 14.40         $11.22         $ 10.09
                                                       -------          -------          -------         ------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................        0.56             0.57             0.64           0.44            0.45
Net realized and unrealized gain/(loss) on
  investments.....................................       (0.57)           (1.63)            0.66           3.26            1.12
                                                       -------          -------          -------         ------         -------
Total from investment operations..................       (0.01)           (1.06)            1.30           3.70            1.57
                                                       -------          -------          -------         ------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income..............       (0.56)           (0.60)           (0.62)         (0.48)          (0.44)
Distributions in excess of net investment
  income..........................................       --               --               --             (0.01)          --
Distributions from net realized gains.............       --               (0.14)           --              --             --
Distributions from capital........................       (0.12)           (0.11)           --             (0.03)          --
                                                       -------          -------          -------         ------         -------
Total distributions...............................       (0.68)           (1.10)           (0.76)         (0.52)          (0.44)
                                                       -------          -------          -------         ------         -------
Net asset value, end of period....................     $ 12.09          $ 12.78          $ 14.94         $14.40         $ 11.22
                                                       =======          =======          =======         ======         =======
TOTAL RETURN (B)..................................        0.63%           (6.66)%           8.93%         33.51%          15.92%
                                                       =======          =======          =======         ======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............     $ 3,730          $ 3,530          $ 4,099         $1,426         $   267
Ratio of operating expenses to average net
  assets..........................................        1.33%            1.27%            1.28%          1.35%           1.25%
Ratio of net investment income to average net
  assets..........................................        4.90%            4.40%            4.15%          3.80%           4.25%
Portfolio turnover rate...........................          15%              22%              15%            15%             17%
Ratio of operating expenses to average net assets
  without waivers.................................        1.33%            1.27%            1.28%          1.38%           1.52%

------------
(a) The Munder Real Estate Equity Investment Fund Class A Shares and Class B Shares commenced operations on September 30, 1994 and October 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

                                     B SHARES
    YEAR             YEAR             YEAR             YEAR          YEAR
    ENDED            ENDED            ENDED            ENDED         ENDED
    6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97       6/30/96(D)
     $ 12.77          $ 14.93          $ 14.40         $11.22         $ 10.09
     -------          -------          -------         ------         -------
        0.47             0.47             0.53           0.36            0.38
       (0.54)           (1.63)            0.65           3.24            1.11
     -------          -------          -------         ------         -------
       (0.07)           (1.16)            1.18           3.60            1.49
     -------          -------          -------         ------         -------
       (0.48)           (0.51)           (0.51)         (0.38)          (0.36)
       --               --               --             (0.01)          --
       --               (0.14)           --              --             --
       (0.12)           (0.10)           --             (0.03)          --
     -------          -------          -------         ------         -------
       (0.60)           (1.00)           (0.65)         (0.42)          (0.36)
     -------          -------          -------         ------         -------
     $ 12.10          $ 12.77          $ 14.93         $14.40         $ 11.22
     =======          =======          =======         ======         =======
       (0.04)%          (7.37)%           8.12%         32.52%          15.05%
     =======          =======          =======         ======         =======
     $ 3,291          $ 5,337          $ 6,956         $4,606         $ 1,707
        2.08%            2.02%            2.03%          2.10%           2.00%
        4.15%            3.70%            3.40%          3.05%           3.50%
          15%              22%              15%            15%             17%
        2.08%            2.02%            2.03%          2.13%           2.27%

                       See Notes to Financial Statements.

           Munder Real Estate Equity Investment Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

                                                                                      C SHARES
                                                     ---------------------------------------------------------------------------
                                                     YEAR             YEAR             YEAR             YEAR          YEAR
                                                     ENDED            ENDED            ENDED            ENDED         ENDED
                                                     6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97       6/30/96(D)
Net asset value, beginning of period..........         $12.82           $14.98           $14.44         $11.25          $10.76
                                                       ------           ------           ------         ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................           0.48             0.48             0.53           0.36            0.18
Net realized and unrealized gain/(loss) on
  investments.................................          (0.54)           (1.64)            0.66           3.26            0.47
                                                       ------           ------           ------         ------          ------
Total from investment operations..............          (0.06)           (1.16)            1.19           3.62            0.65
                                                       ------           ------           ------         ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income..........          (0.48)           (0.51)           (0.51)         (0.39)          (0.16)
Distributions in excess of net investment
  income......................................          --               --               --              0.01)          --
Distributions from net realized gains.........          --               (0.39)           (0.14)          --             --
Distributions from capital....................          (0.12)           (0.10)           --             (0.03)          --
                                                       ------           ------           ------         ------          ------
Total distributions...........................          (0.60)           (1.00)           (0.65)         (0.43)          (0.16)
                                                       ------           ------           ------         ------          ------
Net asset value, end of period................         $12.16           $12.82           $14.98         $14.44          $11.25
                                                       ======           ======           ======         ======          ======
TOTAL RETURN (B)..............................          0.04%            (7.34)%           8.17%         32.57%           6.08%
                                                       ======           ======           ======         ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)..........         $  669           $1,251           $1,513         $  537          $    4
Ratio of operating expenses to average net
  assets......................................           2.08%            2.02%            2.03%          2.10%           2.00%(c)
Ratio of net investment income to average net
  assets......................................           4.15%            3.73%            3.40%          3.05%           3.50%(c)
Portfolio turnover rate.......................             15%              22%              15%            15%             17%
Ratio of operating expenses to average net
  assets without waivers......................           2.08%            2.02%            2.03%          2.13%           2.27%(c)

------------
(a) The Munder Real Estate Equity Investment Fund Class C and Class Y Shares commenced operations on January 5, 1996 and October 3, 1994, respectively.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

                                     Y SHARES
    YEAR             YEAR             YEAR             YEAR          YEAR
    ENDED            ENDED            ENDED            ENDED         ENDED
    6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97       6/30/96(D)
     $ 12.80          $ 14.95          $ 14.40         $ 11.22        $ 10.09
     -------          -------          -------         -------        -------
        0.59             0.60             0.68            0.51           0.47
       (0.55)           (1.62)            0.66            3.22           1.13
     -------          -------          -------         -------        -------
        0.04            (1.02)            1.34            3.73           1.60
     -------          -------          -------         -------        -------
       (0.59)           (0.64)           (0.65)          (0.51)         (0.47)
       --               --               --              (0.01)         --
       --               (0.39)           (0.14)          --             --
       (0.12)           (0.10)           --              (0.03)         --
     -------          -------          -------         -------        -------
       (0.71)           (1.13)           (0.79)          (0.55)         (0.47)
     -------          -------          -------         -------        -------
     $ 12.13          $ 12.80          $ 14.95         $ 14.40        $ 11.22
     =======          =======          =======         =======        =======
        0.96%           (6.35)%           9.24%          33.79%         16.20%
     =======          =======          =======         =======        =======
     $55,645          $68,856          $82,611         $48,206        $19,125
        1.08%            1.02%            1.03%           1.10%          1.00%
        5.15%            4.73%            4.40%           4.05%          4.50%
          15%              22%              15%             15%            17%
        1.08%            1.02%            1.03%           1.13%          1.27%

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                          A SHARES
                                                                YEAR             YEAR             YEAR             PERIOD
                                                                ENDED            ENDED            ENDED            ENDED
                                                                6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97(D)
Net asset value, beginning of period.....................         $13.10           $14.24           $12.04           $10.22
                                                                  ------           ------           ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss).............................           0.04             0.06             0.08             0.09
Net realized and unrealized gain/(loss) on investments...          (0.89)           (0.86)            2.82             1.77
                                                                  ------           ------           ------           ------
Total from investment operations.........................          (0.85)           (0.80)            2.90             1.86
                                                                  ------           ------           ------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income.....................          (0.05)           (0.05)           (0.06)           (0.04)
Distributions in excess of net investment income.........          (0.01)           (0.02)           --               --
Distributions from net realized capital gains............          --               (0.27)           (0.64)           --
                                                                  ------           ------           ------           ------
Total distributions......................................          (0.06)           (0.34)           (0.70)           (0.04)
                                                                  ------           ------           ------           ------
Net asset value, end of period...........................         $12.19           $13.10           $14.24           $12.04
                                                                  ======           ======           ======           ======
TOTAL RETURN (B).........................................          (6.57)%          (5.19)%          24.36%           18.20%
                                                                  ======           ======           ======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................         $3,469           $6,015           $6,474           $1,164
Ratio of operating expenses to average net assets........           1.31%            1.23%            1.27%            1.38%(c)
Ratio of net investment income/(loss) to average net
  assets.................................................           0.31%            0.49%            0.56%            1.93%(c)
Portfolio turnover rate..................................             76%              69%              53%              73%
Ratio of operating expenses to average net assets without
  waivers................................................           1.31%            1.23%            1.27%            1.51%(c)

------------
(a) The Munder Small-Cap Fund Class A Shares, Class B Shares, and Class C Shares commenced operations on January 10, 1997, February 11, 1997 and January 13, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

                              B SHARES                                                    C SHARES
    YEAR             YEAR             YEAR             YEAR             YEAR             YEAR             YEAR
    ENDED            ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
    6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97(D)       6/30/00(D)       6/30/99(D)       6/30/98(D)
      $13.03           $14.19           $12.03           $10.76           $13.00           $14.18           $12.02
      ------           ------           ------           ------           ------           ------           ------
       (0.05)           (0.03)           (0.03)            0.05            (0.05)           (0.03)           (0.03)
       (0.91)           (0.84)            2.83             1.24            (0.92)           (0.86)            2.83
      ------           ------           ------           ------           ------           ------           ------
       (0.96)           (0.87)            2.80             1.29            (0.97)           (0.89)            2.80
      ------           ------           ------           ------           ------           ------           ------
       --               (0.00)(e)        --               (0.02)           --               (0.00)(e)        --
       (0.01)           (0.02)           --               --               (0.01)           (0.02)           --
       --               (0.27)           (0.64)           --               --               (0.27)           (0.64)
      ------           ------           ------           ------           ------           ------           ------
       (0.01)           (0.29)           (0.64)           (0.02)           (0.01)           (0.29)           (0.64)
      ------           ------           ------           ------           ------           ------           ------
      $12.06           $13.03           $14.19           $12.03           $12.02           $13.00           $14.18
      ======           ======           ======           ======           ======           ======           ======
       (7.38)%          (5.85)%          23.58%           12.03%           (7.47)%          (6.00)%          23.60%
      ======           ======           ======           ======           ======           ======           ======
      $2,741           $3,287           $3,237           $  373           $1,275           $1,845           $1,932
        2.06%            1.98%            2.02%            2.13%(c)         2.06%            1.98%            2.02%
       (0.44)%          (0.27)%          (0.19)%           1.18%(c)        (0.44)%          (0.27)%          (0.19)%
          76%              69%              53%              73%              76%              69%              53%
        2.06%            1.98%            2.02%            2.26%(c)         2.06%            1.98%            2.02%

      C SHARES
     PERIOD
     ENDED
     6/30/97(D)
       $10.22
       ------
         0.05
         1.78
       ------
         1.83
       ------
        (0.03)
        --
        --
       ------
        (0.03)
       ------
       $12.02
       ======
        17.92%
       ======
       $  197
         2.13%(c)
         1.18%(c)
           73%
         2.26%(c)

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

                                                                                         Y SHARES
                                                               YEAR             YEAR             YEAR             PERIOD
                                                               ENDED            ENDED            ENDED            ENDED
                                                               6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97(D)
Net asset value, beginning of period....................        $ 13.13          $ 14.25          $ 12.04          $ 10.00
                                                                -------          -------          -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)............................           0.07             0.09             0.11             0.12
Net realized and unrealized gain/(loss) on
  investments...........................................          (0.92)           (0.85)            2.84             1.96
                                                                -------          -------          -------          -------
Total from investment operations........................          (0.85)           (0.76)            2.95             2.08
                                                                -------          -------          -------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income....................          (0.08)           (0.09)           (0.10)           (0.04)
Distributions in excess of net investment income........          --               --               --               --
Distributions from net realized capital gains...........          --               (0.27)           (0.64)           --
                                                                -------          -------          -------          -------
Total distributions.....................................          (0.08)           (0.36)           (0.74)           (0.04)
                                                                -------          -------          -------          -------
Net asset value, end of period..........................        $ 12.20          $ 13.13          $ 14.25          $ 12.04
                                                                =======          =======          =======          =======
TOTAL RETURN (B)........................................          (6.45)%          (5.01)%          24.84%           20.86%
                                                                =======          =======          =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................        $31,920          $59,432          $71,251          $18,271
Ratio of operating expenses to average net assets.......           1.06%            0.98%            1.02%            1.13%(c)
Ratio of net investment income/(loss) to average net
  assets................................................           0.56%            0.72%            0.81%            2.18%(c)
Portfolio turnover rate.................................             76%              69%              53%              73%
Ratio of operating expenses to average net assets
  without waivers.......................................           1.06%            0.98%            1.02%            1.26%(c)

------------
(a) The Munder Small-Cap Fund Class Y Shares commenced operations on December 26, 1996.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           Munder Small Company Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                      A SHARES
                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                   ENDED            ENDED            ENDED            ENDED            ENDED
                                                   6/30/00(C)       6/30/99(C)       6/30/98(C)       6/30/97(C)       6/30/96(C)
Net asset value, beginning of period........        $ 16.53          $ 19.96          $ 21.61          $ 21.08           $15.28
                                                    -------          -------          -------          -------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................          (0.15)           (0.07)           (0.13)           (0.12)           (0.12)
Net realized and unrealized gain/(loss) on
  investments...............................           3.80            (2.15)            2.59             3.64             7.16
                                                    -------          -------          -------          -------           ------
Total from investment operations............           3.65            (2.22)            2.46             3.52             7.04
                                                    -------          -------          -------          -------           ------
LESS DISTRIBUTIONS:
Distributions from net realized capital
  gains.....................................          --               (1.21)           (4.11)           (2.99)           (1.24)
                                                    -------          -------          -------          -------           ------
Total distributions.........................          --               (1.21)           (4.11)           (2.99)           (1.24)
Net asset value, end of period..............        $ 20.18          $ 16.53          $ 19.96          $ 21.61           $21.08
                                                    =======          =======          =======          =======           ======
TOTAL RETURN (B)............................          22.26%          (10.92)%          12.41%           18.88%           48.28%
                                                    =======          =======          =======          =======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)........        $16,611          $25,729          $20,909          $11,646           $4,832
Ratio of operating expenses to average net
  assets....................................           1.26%            1.22%            1.20%            1.22%            1.21%
Ratio of net investment loss to average net
  assets....................................          (0.89)%          (0.44)%          (0.57)%          (0.62)%          (0.66)%
Portfolio turnover rate.....................            158%             108%             123%              98%              98%
Ratio of operating expenses to average net
  assets without waivers....................           1.26%            1.22%            1.20%            1.22%            1.28%

------------
(a) The Munder Small Company Growth Fund Class A Shares and Class B Shares commenced operations on November 23, 1992 and April 28, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

                                       B SHARES
    YEAR             YEAR             YEAR             YEAR             YEAR
    ENDED            ENDED            ENDED            ENDED            ENDED
    6/30/00(C)       6/30/99(C)       6/30/98(C)       6/30/97(C)       6/30/96(C)
      $15.71           $19.16          $ 21.05           $20.74           $15.15
      ------           ------          -------           ------           ------
       (0.26)           (0.19)           (0.28)           (0.25)           (0.26)
        3.30            (2.05)            2.50             3.55             7.09
      ------           ------          -------           ------           ------
        3.04            (2.24)            2.22             3.30             6.83
      ------           ------          -------           ------           ------
       --               (1.21)           (4.11)           (2.99)           (1.24)
      ------           ------          -------           ------           ------
       --               (1.21)           (4.11)           (2.99)           (1.24)
      $18.75           $15.71          $ 19.16           $21.05           $20.74
      ======           ======          =======           ======           ======
       19.49%          (11.55)%          11.51%           18.06%           47.26%
      ======           ======          =======           ======           ======
      $8,562           $8,745          $14,013           $5,735           $  990
        2.01%            1.97%            1.95%            1.97%            1.96%
       (1.64)%          (1.19)%          (1.32)%          (1.37)%          (1.41)%
         158%             108%             123%              98%              98%
        2.01%            1.97%            1.95%            1.97%            2.03%

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

                                                                                     C SHARES
                                                  YEAR             YEAR             YEAR             YEAR             PERIOD
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                  6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97(D)       6/30/96(D)
Net asset value, beginning of period.......         $15.97           $19.46           $21.32           $20.93           $17.05
                                                    ------           ------           ------           ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................          (0.26)           (0.19)           (0.28)           (0.25)           (0.21)
Net realized and unrealized gain/(loss) on
  investments..............................           3.36            (2.09)            2.53             3.63             5.33
                                                    ------           ------           ------           ------           ------
Total from investment operations...........           3.10            (2.28)            2.25             3.38             5.12
                                                    ------           ------           ------           ------           ------
LESS DISTRIBUTIONS:
Dividends in excess of net investment
  income...................................          --               --               --               --               --
Distributions from net realized capital
  gains....................................          --               (1.21)           (4.11)           (2.99)           (1.24)
                                                    ------           ------           ------           ------           ------
Total distributions........................          --               (1.21)           (4.11)           (2.99)           (1.24)
Net asset value, end of period.............         $19.07           $15.97           $19.46           $21.32           $20.93
                                                    ======           ======           ======           ======           ======
TOTAL RETURN (B)                                     19.49%          (11.58)%          11.50%           18.26%           31.97%
                                                    ======           ======           ======           ======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).......         $3,352           $3,839           $6,319           $2,271           $   76
Ratio of operating expenses to average net
  assets...................................           2.01%            1.97%            1.95%            1.97%            1.96%(c)
Ratio of net investment loss to average net
  assets...................................          (1.64)%          (1.19)%          (1.32)%          (1.37)%          (1.41)(c)
Portfolio turnover rate....................            158%             108%             123%              98%              98%
Ratio of operating expenses to average net
  assets without waivers...................           2.01%            1.97%            1.95%            1.97%            2.03%(c)

-------------------------
(a) The Munder Small Company Growth Fund Class C and Y Shares commenced operations on September 26, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

                                       Y SHARES
    YEAR             YEAR             YEAR             YEAR             PERIOD
    ENDED            ENDED            ENDED            ENDED            ENDED
    6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97(D)       6/30/96(D)
     $  16.83         $  20.26         $  21.84         $  21.21         $  15.33
     --------         --------         --------         --------         --------
        (0.11)           (0.03)           (0.07)           (0.07)           (0.07)
         3.57            (2.17)            2.60             3.69             7.19
     --------         --------         --------         --------         --------
         3.46            (2.20)            2.53             3.62             7.12
     --------         --------         --------         --------         --------
       --                (0.02)          --               --               --
       --                (1.21)           (4.11)           (2.99)           (1.24)
     --------         --------         --------         --------         --------
       --                (1.23)           (4.11)           (2.99)           (1.24)
     $  20.29         $  16.83         $  20.26         $  21.84         $  21.21
     ========         ========         ========         ========         ========
        20.63%          (10.62)%          12.57%           19.26%           48.65%
     ========         ========         ========         ========         ========
     $122,547         $163,827         $209,081         $152,772         $107,492
         1.01%            0.97%            0.95%            0.97%            0.96%
        (0.64)%          (0.19)%          (0.32)%          (0.37)%          (0.41)%
          158%             108%             123%              98%              98%
         1.01%            0.97%            0.95%            0.97%            1.03%

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                  A SHARES
                                                                  YEAR             YEAR             YEAR             PERIOD
                                                                  ENDED            ENDED            ENDED            ENDED
                                                                  6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97(D)
Net asset value, beginning of period.......................         $11.69           $ 8.99           $12.92           $10.18
                                                                    ------           ------           ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)...............................          --                0.03             0.11             0.05
Net realized and unrealized gain/(loss) on investments.....           1.09             2.67            (3.73)            2.71
                                                                    ------           ------           ------           ------
Total from investment operations...........................           1.09             2.70            (3.62)            2.76
                                                                    ------           ------           ------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income.......................          --               --               (0.04)           (0.02)
Distributions from net realized gains......................          --               --               (0.05)           --
Distributions in excess of net realized gains..............          --               --               (0.22)           --
                                                                    ------           ------           ------           ------
Total distributions........................................          --               --               (0.31)           (0.02)
                                                                    ------           ------           ------           ------
Net asset value, end of period.............................         $12.78           $11.69           $ 8.99           $12.92
                                                                    ======           ======           ======           ======
TOTAL RETURN (B)...........................................           9.32%           30.03%          (28.34)%          27.16%
                                                                    ======           ======           ======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................         $3,637           $  961           $  632           $  532
Ratio of operating expenses to average net assets..........           1.98%            1.85%            1.89%            1.79%(c)
Ratio of net investment income/(loss) to average net
  assets...................................................          (0.02)%           0.39%            0.93%            1.14%(c)
Portfolio turnover rate....................................            177%             159%              94%              46%
Ratio of operating expenses to average net assets without
  expenses reimbursed......................................           2.14%            2.12%            2.14%            5.43%(c)

------------
(a) The Munder Framlington Emerging Markets Fund Class A Shares, Class B Shares, and Class C Shares commenced operations on January 14, 1997, February 25, 1997, and March 3, 1997, respectively.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.
(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

                            B SHARES                                    C SHARES
    YEAR             YEAR             YEAR             PERIOD           YEAR             YEAR             YEAR
    ENDED            ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
    6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97(D)       6/30/00(D)       6/30/99(D)       6/30/98(D)
      $11.47           $ 8.95           $12.91           $11.13           $11.47           $ 8.96           $12.92
      ------           ------           ------           ------           ------           ------           ------
       (0.10)           (0.03)            0.02             0.01            (0.10)           (0.03)            0.02
        1.15             2.55            (3.71)            1.79             1.06             2.54            (3.71)
      ------           ------           ------           ------           ------           ------           ------
        1.05             2.52            (3.69)            1.80             0.96             2.51            (3.69)
      ------           ------           ------           ------           ------           ------           ------
       --               --               (0.00)(e)        (0.02)           --               --               (0.00)(e)
       --               --               (0.05)           --               --               --               (0.05)
       --               --               (0.22)           --               --               --               (0.22)
      ------           ------           ------           ------           ------           ------           ------
       --               --               (0.27)           (0.02)           --               --               (0.27)
      ------           ------           ------           ------           ------           ------           ------
      $12.52           $11.47           $ 8.95           $12.91           $12.43           $11.47           $ 8.96
      ======           ======           ======           ======           ======           ======           ======
        9.15%           28.16%          (28.90)%          16.21%            8.37%           28.01%          (28.88)%
      ======           ======           ======           ======           ======           ======           ======
      $3,012           $1,121           $  511           $  134           $  807           $  497           $  132
        2.73%            2.60%            2.64%            2.54%(c)         2.73%            2.60%            2.64%
       (0.77)%          (0.36)%           0.18%            0.39%(c)        (0.77)%          (0.36)%           0.18%
         177%             159%              94%              46%             177%             159%              94%
        2.88%            2.87%            2.89%            6.18%(c)         2.89%            2.87%            2.89%

     C SHARES
     PERIOD
     ENDED
     6/30/97(D)
       $10.95
       ------
         0.01
         1.96
       ------
         1.97
       ------
        (0.00)(e)
        --
        --
       ------
        (0.00)(e)
       ------
       $12.92
       ======
        18.03%
       ======
       $   24
         2.54%(c)
         0.39%(c)
           46%
         6.18%(c)

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

                                                                  Y SHARES
                                                                  -------------------------------------------------------------
                                                                  YEAR             YEAR             YEAR             PERIOD
                                                                  ENDED            ENDED            ENDED            ENDED
                                                                  6/30/99(D)       6/30/99(D)       6/30/98(D)       6/30/97(D)
                                                                  -------------------------------------------------------------
Net asset value, beginning of period.......................        $ 11.64          $  9.00          $ 12.92           $10.00
                                                                   -------          -------          -------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)...............................           0.03             0.05             0.13             0.07
Net realized and unrealized gain/(loss) on investments.....           1.03             2.59            (3.72)            2.88
                                                                   -------          -------          -------           ------
Total from investment operations...........................           1.06             2.64            (3.59)            2.95
                                                                   -------          -------          -------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income.......................          --               --               (0.06)           (0.03)
Distributions from net realized gains......................          --               --               (0.05)           --
Distributions in excess of net realized gains..............          --               --               (0.22)           --
                                                                   -------          -------          -------           ------
Total distributions........................................          --               --               (0.33)           (0.03)
                                                                   -------          -------          -------           ------
Net asset value, end of period.............................        $ 12.70          $ 11.64          $  9.00           $12.92
                                                                   =======          =======          =======           ======
TOTAL RETURN (B)...........................................           9.11%           29.33%          (28.12)%          29.51%
                                                                   =======          =======          =======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................        $19,896          $17,857          $14,332           $4,826
Ratio of operating expenses to average net assets..........           1.73%            1.60%            1.64%            1.54%(c)
Ratio of net investment income/(loss) to average net
  assets...................................................           0.23%            0.64%            1.18%            1.39%(c)
Portfolio turnover rate....................................            177%             159%              94%              46%
Ratio of operating expenses to average net assets without
  expenses reimbursed......................................           1.89%            1.87%            1.89%            5.18%(c)

------------
(a) The Munder Framlington Emerging Markets Fund Class Y Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           Munder Framlington Healthcare Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                  A SHARES
                                                                  ----------------------------------------------------------
                                                                  YEAR             YEAR             YEAR             PERIOD
                                                                  ENDED            ENDED            ENDED            ENDED
                                                                  6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97
Net asset value, beginning of period.......................        $ 10.46           $11.82           $10.89         $11.30
                                                                   -------           ------           ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................................          (0.22)           (0.13)           (0.15)         (0.01)
Net realized and unrealized gain/(loss) on investments.....          18.11            (1.13)            1.08          (0.40)
                                                                   -------           ------           ------         ------
Total from investment operations...........................          17.89            (1.26)            0.93          (0.41)
                                                                   -------           ------           ------         ------
LESS DISTRIBUTIONS:
Distributions from net realized gains......................          --               (0.08)           --              --
Distributions in excess of net realized gains..............          --               (0.02)           --              --
                                                                   -------           ------           ------         ------
Total distributions........................................          --               (0.10)           --              --
                                                                   -------           ------           ------         ------
Net asset value, end of period.............................        $ 28.35           $10.46           $11.82         $10.89
                                                                   =======           ======           ======         ======
TOTAL RETURN (B)...........................................         171.03%          (10.69)%           8.54%         (3.63)%
                                                                   =======           ======           ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................        $79,441           $3,382           $4,984         $  664
Ratio of operating expenses to average net assets..........           1.61%            1.61%            1.62%          1.55%(c)
Ratio of net investment loss to average net assets.........          (1.01)%          (1.27)%          (1.20)%        (0.95)(c)
Portfolio turnover rate....................................             60%              49%              47%            14%
Ratio of operating expenses to average net assets without
  expenses reimbursed......................................           1.63%            1.92%            2.40%          7.33%(c)

------------
(a) The Munder Framlington Healthcare Fund Class A Shares, Class B Shares and Class C Shares commenced operations on February 14, 1997, January 31, 1997 and January 13, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

    B SHARES                                                         C SHARES
    ----------------------------------------------------------       ----------------------------------------------------------
    YEAR             YEAR             YEAR             YEAR          YEAR             YEAR             YEAR             PERIOD
    ENDED            ENDED            ENDED            ENDED         ENDED            ENDED            ENDED            ENDED
    6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97       6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97
     $  10.27          $11.69           $10.85         $11.02         $ 10.27           $11.69           $10.86         $10.40
     --------          ------           ------         ------         -------           ------           ------         ------
        (0.37)          (0.21)           (0.23)         (0.02)          (0.40)           (0.21)           (0.23)         (0.01)
        17.74           (1.11)            1.07          (0.15)          17.75            (1.11)            1.06           0.47
     --------          ------           ------         ------         -------           ------           ------         ------
        17.37           (1.32)            0.84          (0.17)          17.35            (1.32)            0.83           0.46
     --------          ------           ------         ------         -------           ------           ------         ------
       --               (0.08)           --              --             --               (0.08)           --              --
       --               (0.02)           --              --             --               (0.02)           --              --
     --------          ------           ------         ------         -------           ------           ------         ------
       --               (0.10)           --              --             --               (0.10)           --              --
     --------          ------           ------         ------         -------           ------           ------         ------
     $  27.64          $10.27           $11.69         $10.85         $ 27.62           $10.27           $11.69         $10.86
     ========          ======           ======         ======         =======           ======           ======         ======
       169.13%         (11.40)%           7.83%         (1.54)%        168.94%          (11.40)%           7.73%          4.42%
     ========          ======           ======         ======         =======           ======           ======         ======
     $102,859          $6,682           $8,664         $1,063         $77,156           $1,652           $3,378         $  164
         2.36%           2.36%            2.37%          2.30%(c)        2.36%            2.36%            2.37%          2.30%(c)
        (1.75)%         (2.02)%          (1.95)%        (1.70)(c)       (1.75)%          (2.02)%          (1.95)%        (1.70)(c)
           60%             49%              47%            14%             60%              49%              47%            14%
         2.38%           2.67%            3.15%          8.08%(c)        2.38%            2.67%            3.15%          8.08%(c)

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

                                                                  Y SHARES
                                                                  ----------------------------------------------------------
                                                                  YEAR             YEAR             YEAR             PERIOD
                                                                  ENDED            ENDED            ENDED            ENDED
                                                                  6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97
                                                                  ----------------------------------------------------------
Net asset value, beginning of period.......................        $ 10.50           $11.84           $10.89         $10.00
                                                                   -------           ------           ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................................          (0.13)           (0.11)           (0.11)         (0.03)
Net realized and unrealized gain/(loss) on investments.....          18.19            (1.13)            1.06           0.92
                                                                   -------           ------           ------         ------
Total from investment operations...........................          18.06            (1.24)            0.95           0.89
                                                                   -------           ------           ------         ------
LESS DISTRIBUTIONS:
Distributions from net realized gains......................          --               (0.08)           --              --
Distributions in excess of net realized gains..............          --               (0.02)           --              --
                                                                   -------           ------           ------         ------
Total distributions........................................          --               (0.10)           --              --
                                                                   -------           ------           ------         ------
Net asset value, end of period.............................        $ 28.56           $10.50           $11.84         $10.89
                                                                   =======           ======           ======         ======
TOTAL RETURN(B)............................................         171.74%          (10.42)%           8.72%          8.90%
                                                                   =======           ======           ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................        $15,989           $5,303           $5,458         $2,086
Ratio of operating expenses to average net assets..........           1.36%            1.36%            1.37%          1.30%(c)
Ratio of net investment loss to average net assets.........          (0.76)%          (1.03)%          (0.95)%        (0.70)(c)
Portfolio turnover rate....................................             60%              49%              47%            14%
Ratio of operating expenses to average net assets without
  expenses reimbursed......................................           1.38%            1.67%            2.15%          7.08%(c)

------------
(a) The Munder Framlington Healthcare Fund Class Y Shares commenced operations on December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           Munder Framlington International Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                            A SHARES
                                                                  -------------------------------------------------------------
                                                                  YEAR             YEAR             YEAR             PERIOD
                                                                  ENDED            ENDED            ENDED            ENDED
                                                                  6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97(D)
Net asset value, beginning of period.......................         $12.79           $11.92           $11.35           $10.10
                                                                    ------           ------           ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)...............................          (0.05)           (0.02)            0.02             0.05
Net realized and unrealized gain on investments............           3.72             0.90             0.61             1.20
                                                                    ------           ------           ------           ------
Total from investment operations...........................           3.67             0.88             0.63             1.25
                                                                    ------           ------           ------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income.......................          (0.08)           --               (0.02)           --
Distributions in excess of net investment income...........          (0.05)           --               --               --
Distributions from net realized gains......................          (0.54)           (0.01)           (0.03)           --
Distributions in excess of net realized gains..............          --               --               (0.01)           --
                                                                    ------           ------           ------           ------
Total distributions........................................          (0.67)           (0.01)           (0.06)           --
                                                                    ------           ------           ------           ------
Net asset value, end of period.............................         $15.79           $12.79           $11.92           $11.35
                                                                    ======           ======           ======           ======
TOTAL RETURN (B)...........................................          28.89%            7.36%            5.60%           12.38%
                                                                    ======           ======           ======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................         $1,715           $2,869           $1,601           $1,103
Ratio of operating expenses to average net assets..........           1.69%            1.60%            1.62%            1.55%(c)
Ratio of net investment income/(loss) to average net
  assets...................................................          (0.34)%          (0.16)%           0.21%            1.01%(c)
Portfolio turnover rate....................................             65%              66%              38%              15%
Ratio of operating expenses to average net assets without
  expenses reimbursed......................................           1.71%            1.75%            1.82%            2.56%(c)

------------
(a) The Munder Framlington International Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on February 20, 1997, March 19, 1997 and February 13, 1997 respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

    B SHARES                                                            C SHARES
    -------------------------------------------------------------       --------------------------------------------
    YEAR             YEAR             YEAR             PERIOD           YEAR             YEAR             YEAR
    ENDED            ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
    6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97(D)       6/30/00(D)       6/30/99(D)       6/30/98(D)
      $12.56           $11.83           $11.32           $ 9.85           $12.58           $11.86           $11.33
      ------           ------           ------           ------           ------           ------           ------
       (0.17)           (0.10)           (0.06)            0.01            (0.17)           (0.10)           (0.06)
        3.66             0.84             0.61             1.46             3.68             0.83             0.63
      ------           ------           ------           ------           ------           ------           ------
        3.49             0.74             0.55             1.47             3.51             0.73             0.57
      ------           ------           ------           ------           ------           ------           ------
       --               --               --               --               --               --               --
       --               --               --               --               --               --               --
       (0.54)           (0.01)           (0.03)           --               (0.54)           (0.01)           (0.03)
       --               --               (0.01)           --               --               --               (0.01)
      ------           ------           ------           ------           ------           ------           ------
       (0.54)           (0.01)           (0.04)           --               (0.54)           (0.01)           (0.04)
      ------           ------           ------           ------           ------           ------           ------
      $15.51           $12.56           $11.83           $11.32           $15.55           $12.58           $11.86
      ======           ======           ======           ======           ======           ======           ======
       27.96%            6.23%            4.88%           14.92%           28.07%            6.13%            5.05%
      ======           ======           ======           ======           ======           ======           ======
      $1,638           $  546           $  591           $  128           $1,118           $  172           $  196
        2.44%            2.36%            2.37%            2.30%(c)         2.44%            2.36%            2.37%
       (1.09)%          (0.92)%          (0.54)%           0.26%(c)        (1.09)%           0.92%           (0.54)%
          65%              66%              38%              15%              65%              66%              38%
        2.46%            2.51%            2.57%            3.31%(c)         2.46%            2.51%            2.58%

     C SHARES
     ----------
     PERIOD
     ENDED
     6/30/97(D)
       $10.03
       ------
         0.01
         1.29
       ------
         1.30
       ------
        --
        --
        --
        --
       ------
        --
       ------
       $11.33
       ======
        12.96%
       ======
       $   62
         2.30%(c)
         0.26%(c)
           15%
         3.31%(c)

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

                                                                  Y SHARES
                                                                  -------------------------------------------------------------
                                                                  YEAR             YEAR             YEAR             PERIOD
                                                                  ENDED            ENDED            ENDED            ENDED
                                                                  6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97(D)
                                                                  -------------------------------------------------------------
Net asset value, beginning of period.......................        $ 12.81          $ 11.94          $ 11.35          $ 10.00
                                                                   -------          -------          -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)...............................          (0.01)            0.01             0.05             0.07
Net realized and unrealized gain on investments............           3.74             0.87             0.61             1.28
                                                                   -------          -------          -------          -------
Total from investment operations...........................           3.73             0.88             0.66             1.35
                                                                   -------          -------          -------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income.......................          (0.12)           --               (0.03)           --
Distributions in excess of net investment income...........          (0.07)           --               --               --
Distributions from net realized gains......................          (0.54)           (0.01)           (0.03)           --
Distributions in excess of net realized gains..............          --               --               (0.01)           --
                                                                   -------          -------          -------          -------
Total distributions........................................          (0.73)           (0.01)           (0.07)           --
                                                                   -------          -------          -------          -------
Net asset value, end of period.............................        $ 15.81          $ 12.81          $ 11.94          $ 11.35
                                                                   =======          =======          =======          =======
TOTAL RETURN (B)...........................................          29.34%            7.35%            5.86%           13.50%
                                                                   =======          =======          =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................        $73,916          $60,940          $64,643          $23,831
Ratio of operating expenses to average net assets..........           1.44%            1.36%            1.37%            1.30%(c)
Ratio of net investment income/(loss) to average net
  assets...................................................          (0.09)%           0.08%            0.46%            1.26%(c)
Portfolio turnover rate....................................             65%              66%              38%              15%
Ratio of operating expenses to average net assets without
  expenses reimbursed......................................           1.46%            1.51%            1.57%            2.31%(c)

------------
(a) The Munder Framlington International Growth Fund Class Y Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           The Munder Funds
                Notes To Financial Statements, June 30, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 32 portfolios currently in operation. Information presented in these financial statements pertains only to the equity funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the other remaining funds of MFI, MFT and the Framlington are presented in separate reports.
                      EQUITY FUNDS
                      MFI:
                      Munder Micro-Cap Equity Fund
                      Munder Multi-Season Growth Fund
                      Munder Real Estate Equity Investment Fund
                      Munder Small-Cap Value Fund
                      MFT:
                      Munder Balanced Fund
                      Munder Equity Income Fund (formerly Munder Growth & Income
                      Fund)
                      Munder International Equity Fund
                      Munder Small Company Growth Fund
                      FRAMLINGTON:
                      Munder Framlington Emerging Markets Fund
                      Munder Framlington Healthcare Fund
                      Munder Framlington International Growth Fund

     The Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Financial Highlights of Class K Shares of the Funds are presented in a separate annual report. On February 14, 2000, the Munder Growth & Income Fund changed its name to the Munder Equity Income Fund. Each Fund is classified as a diversified management investment company under the 1940 Act.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair

           The Munder Funds
                Notes To Financial Statements, June 30, 2000
                                    (Continued)

value by Munder Capital Management (the "Advisor") or World Asset Management ("World"), a wholly owned subsidiary of Munder Capital Management, and under certain circumstances by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mean price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

     Forward Foreign Currency Exchange Contracts: Each of the Funds (except Real Estate Equity Investment Fund) may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Foreign Currency: The books and records of Munder International Equity Fund, Munder Framlington Emerging Markets Fund and Munder Framlington International Growth Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     Futures Contracts: Each of the Funds may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value

           The Munder Funds
                Notes To Financial Statements, June 30, 2000
                                    (Continued)

of the contract. The daily changes in the contract are recorded as unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which a Fund seeks to assert its rights. The Advisor or World reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

     Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and a Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected as other income on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

     Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

     Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually by Munder International Equity Fund, Munder Multi-Season Growth Fund, Munder Micro-Cap Equity Fund, Munder Small-Cap Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund; quarterly (if available) by Munder Balanced Fund, Munder Equity

           The Munder Funds
                Notes To Financial Statements, June 30, 2000
                                    (Continued)

Income Fund, and Munder Small Company Growth Fund; and monthly by Munder Real Estate Equity Investment Fund. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. The Munder Equity Income Fund and Munder Multi-Season Growth Fund also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on June 30, 2000, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, currency gains and losses and market discount of certain debt instruments were reclassified at year-end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

     Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. INVESTMENT ADVISORS, SUB-ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

     For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                 FEES ON ASSETS          FEES ON ASSETS
                               UP TO $500 MILLION    EXCEEDING $500 MILLION
                               ------------------    ----------------------
Munder Multi-Season Growth
  Fund.....................          1.00%                   0.75%

                                 FEES ON ASSETS          FEES ON ASSETS
                               UP TO $250 MILLION    EXCEEDING $250 MILLION
                               ------------------    ----------------------
Munder Framlington
  Healthcare Fund and
  Munder Framlington
  International Growth
  Fund.....................          1.00%                   0.75%

                                                    FEES ON AVERAGE
                                                    DAILY NET ASSETS
                                                    ----------------
Munder Micro-Cap Equity.........................         1.00%
Munder Equity Income Fund, Munder Small-Cap
  Value Fund, and Munder Small Company Growth
  Fund..........................................         0.75%
Munder Real Estate Equity Investment Fund.......         0.74%
Munder Balanced Fund............................         0.65%
Munder Framlington Emerging Markets Fund........         1.25%

           The Munder Funds
                Notes To Financial Statements, June 30, 2000
                                    (Continued)

     For its advisory services, World is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rate:

                                                    FEES ON AVERAGE
                                                    DAILY NET ASSETS
                                                    ----------------
Munder International Equity Fund................         0.75%

     The Advisor voluntarily waived fees and reimbursed expenses for the year ended June 30, 2000, for the following Funds:

                                                           EXPENSES
                 FUND                      FEES WAIVED    REIMBURSED
                 ----                      -----------    ----------
Munder Micro-Cap Equity Fund...........        --          $ 4,684
Munder Multi-Season Growth Fund........    $1,250,000        --
Munder Framlington Emerging Markets
  Fund.................................        --           95,447
Munder Framlington Healthcare Fund.....        --           15,128
Munder Framlington International Growth
  Fund.................................        --           17,963

     Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to The Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Munder Framlington Healthcare Fund and the Munder Framlington International Growth Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Munder Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

     Comerica Inc. ("Comerica"), through its wholly owned subsidiary Comerica Bank, owns approximately 95% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $160,533 for its shareholder services to the Funds for the year ended June 30, 2000.

     Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The fee consists of a $35,000 annual retainer ($43,750 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meetings. No officer, director or employee of the Advisor, World, Sub-Advisor or Comerica received any compensation from MFI, MFT or Framlington.

3. DISTRIBUTION AND SERVICE PLANS

     The Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and

           The Munder Funds
                Notes To Financial Statements, June 30, 2000
                                    (Continued)

organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B and Class C Plans also permit payments to be made by each Fund to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds). The Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of each Fund. Under the Class K Plans, the Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers.

     Comerica Securities and LPM Investment Services, Inc. ("LPM") are among the Service Organizations who receive trail commissions from the Distributor. Comerica Securities is a wholly owned subsidiary of Comerica. LPM is an affiliate of the Advisor. For the year ended June 30, 2000, the Distributor paid $13,559 and $35,068 to Comerica Securities and LPM, respectively for shareholder services provided to the Funds.

     For the year ended June 30, 2000, the effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans were as follows:

                                                          CLASS A        CLASS B       CLASS C          CLASS K
                                                           SHARES         SHARES        SHARES           SHARES
                                                         12B-1 FEES     12B-1 FEES    12B-1 FEES      SERVICE FEES
                                                         ----------     ----------    ----------      ------------
The Funds...........................................       0.25%          1.00%         1.00%            0.25%

4. SECURITIES TRANSACTIONS

     For the year ended June 30, 2000, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

                                                      COST OF PURCHASES    PROCEEDS FROM SALES
                                                      -----------------    -------------------
Munder Balanced Fund..............................      $ 67,075,202          $ 75,056,625
Munder Equity Income Fund.........................       174,383,164           190,039,181
Munder International Equity Fund..................        37,736,744            80,037,467
Munder Micro-Cap Equity Fund......................       210,579,113           153,691,838
Munder Multi-Season Growth Fund...................       292,323,222           462,555,400
Munder Real Estate Equity Investment Fund.........        10,187,009            23,639,539
Munder Small-Cap Value Fund.......................        70,945,484           140,191,986
Munder Small Company Growth Fund..................       383,850,123           527,504,643
Munder Framlington Emerging Markets Fund..........       109,646,926           105,147,914
Munder Framlington Healthcare Fund................       230,446,372            47,936,351
Munder Framlington International Growth Fund......        49,109,696            52,653,491

     For the year ended June 30, 2000, purchases and sales of U.S. Government securities, excluding short-term investments, were as follows:

                                                      COST OF PURCHASES    PROCEEDS FROM SALES
                                                      -----------------    -------------------
Munder Balanced Fund..............................       $6,729,011            $3,515,810

           The Munder Funds
                Notes To Financial Statements, June 30, 2000
                                    (Continued)

     At June 30, 2000, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                                TAX BASIS       TAX BASIS
                                                                UNREALIZED      UNREALIZED
                                                               APPRECIATION    DEPRECIATION
                                                               ------------    ------------
Munder Balanced Fund.......................................    $  4,190,525    $ 2,805,187
Munder Equity Income Fund..................................      15,184,016     10,312,117
Munder International Equity Fund...........................      85,212,971     12,928,455
Munder Micro-Cap Equity Fund...............................      27,667,715      5,787,907
Munder Multi-Season Growth Fund............................     207,123,368     17,289,340
Munder Real Estate Equity Investment Fund..................       4,779,877      3,785,883
Munder Small-Cap Value Fund................................       4,648,330      5,348,284
Munder Small Company Growth Fund...........................      37,419,814     23,139,938
Munder Framlington Emerging Markets Fund...................      10,115,184      7,901,561
Munder Framlington Healthcare Fund.........................      63,197,493     12,459,303
Munder Framlington International Growth Fund...............      21,380,267      3,934,762

5. GEOGRAPHIC AND INDUSTRY CONCENTRATION

     The Munder International Equity Fund primarily invests in foreign securities and Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund each intend to invest at least 65% of their total net assets in foreign securities. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

     The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

     The Munder Framlington Healthcare Fund primarily invests in securities of companies in healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation.

6. ORGANIZATIONAL COSTS

     Expenses incurred prior to June 30, 1998 in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under Federal securities regulations, have been capitalized and are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

7. REVOLVING LINE OF CREDIT

     The Munder Micro-Cap Equity Fund and other Munder Funds have established a revolving line of credit with State Street Bank and Trust Company. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus .50%. Additionally, the line of credit includes an annual commitment fee equal to .09% per annum on

           The Munder Funds
                Notes To Financial Statements, June 30, 2000
                                    (Continued)

the daily amount of the unused commitment. During the year ended June 30, 2000 these funds did not utilize the revolving line of credit. Total commitment fees for the Munder Micro-Cap Equity Fund were $246.

8. INCOME TAX INFORMATION

     As determined at June 30, 2000 the following Munder Funds had available for Federal income tax purposes, unused capital losses as follows:

                                                                 EXPIRING         EXPIRING
                                                                   2007             2008
                                                                ----------       ----------
Munder Real Estate Equity Investment Fund...................        --           $3,739,801
Munder Small-Cap Value Fund.................................    $  979,369           --
Munder Framlington Emerging Markets Fund....................     5,449,416           --

     Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The following Munder Funds have elected to defer net capital and currency losses arising between November 1, 1999 and June 30, 2000 as follows:

                                                                  AMOUNT
                                                                ----------
Munder Real Estate Equity Investment Fund...................    $5,723,295
Munder Small-Cap Value Fund.................................     1,066,052
Munder Framlington Healthcare Fund..........................        96,169
Munder Framlington International Growth Fund................       126,401

               Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors/Trustees and Shareholders of The Munder Funds Trust
The Munder Funds, Inc.
The Munder Framlington Funds Trust

We have audited the accompanying statements of assets and liabilities of the Munder Balanced Fund, Munder Equity Income Fund, Munder International Equity Fund and Munder Small Company Growth Fund (four of the portfolios constituting The Munder Funds Trust), the Munder Micro-Cap Equity Fund, Munder Multi-Season Growth Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund (four of the portfolios constituting The Munder Funds, Inc.), and the Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund (three of the portfolios constituting The Munder Framlington Funds Trust) (collectively, the "Funds"), including the portfolios of investments, as of June 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above constituting The Munder Funds Trust, The Munder Funds, Inc., and The Munder Framlington Funds Trust at June 30, 2000, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ ERNST & YOUNG LLP
Boston, Massachusetts
August 15, 2000

           The Munder Funds
                   Tax Information, June 30, 2000 (Unaudited)

     The percentages of total net assets invested in U.S. Government and U.S. Government Agency obligations at June 30, 2000, were as follows:

Munder Balanced Fund
  Federal Home Loan Mortgage Corporation....................       2.4%
  Federal National Mortgage Association.....................       1.0%
  Government Agency Debentures..............................       0.5%
  Government National Mortgage Association..................       0.3%
  U.S. Treasury Bond........................................       3.5%
  U.S. Treasury Notes.......................................       9.5%

     Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividend received deduction available to corporate shareholders:

Munder Balanced Fund........................................        1.5%
Munder Equity Income Fund...................................      100.0%
Munder Micro-Cap Equity Fund................................        0.9%
Munder Real Estate Equity Investment Fund...................       15.2%
Munder Small-Cap Value Fund.................................      100.0%
Munder Small Company Growth Fund............................       20.7%
Munder Framlington Healthcare Fund..........................       8.38%

     The following amounts have been designated as capital gains dividends for the purpose of the dividends paid deduction:

Munder Balanced Fund....................................         $ 7,481,521
Munder Equity Income Fund...............................          11,628,878
Munder International Equity Fund........................          20,356,388
Munder Multi-Season Growth Fund.........................          65,579,851
Munder Small Company Growth Fund........................           3,748,963
Munder Framlington International Growth Fund............           2,530,754

     The following amounts have been designated as foreign tax credits and foreign source income for regular Federal income tax purposes:

                                                        FOREIGN      FOREIGN
                                                          TAX         SOURCE
                                                        CREDITS       INCOME
                                                        -------      -------
Munder International Equity Fund....................    $362,728    $1,925,128
Munder Framlington Emerging Markets Fund............      69,882       696,845
Munder Framlington International Growth Fund........     144,597     1,014,580

BOARD OF DIRECTORS

             Charles W. Elliott, Chairman
             John Rakolta, Jr., Vice Chairman
             Thomas B. Bender
             David J. Brophy
             Joseph E. Champagne
             Thomas D. Eckert

OFFICERS
             James C. Robinson, President
             Leonard J. Barr II, Vice President
             Elyse G. Essick, Vice President
             Michael T. Monahan, Vice President
             Mary Ann Shumaker, Assistant Secretary
             Libby E. Wilson, Assistant Secretary and Treasurer
             Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR
             Munder Capital Management
             Munder Capital Center
             480 Pierce Street
             Birmingham, MI 48009

TRANSFER AGENT
             PFPC Global Fund Services
             4400 Computer Drive
             Westborough, MA 01581

ADMINISTRATOR & CUSTODIAN
             State Street Bank & Trust Company
             225 Franklin Street
             Boston, MA 02110

DISTRIBUTOR
             Funds Distributor, Inc.
             60 State Street
             Boston, MA 02109

LEGAL COUNSEL
             Dechert
             1775 Eye Street, N.W.
             Washington, D.C. 20006

INDEPENDENT AUDITORS
             Ernst & Young, LLP
             200 Clarendon Street
             Boston, MA 02116

                                                                The Munder Funds

    ANNEQUITY600

    Investment Advisor: Munder Capital Management
    Distributed by: Funds Distributor, Inc.                         [UNION LOGO]

                                                        CLASS K SHARES
                                                                            (TM)
                                                         [THE MUNDER FUNDS LOGO]
Investments
 for all seasons

                                                                Annual
                                                 Report
                                                         JUNE 30, 2000
                                               THE MUNDER EQUITY FUNDS
                                                              Balanced
                                                         Equity Income
                                                             Index 500
                                                  International Equity
                                                      Micro-Cap Equity
                                                   Multi-Season Growth
                                         Real Estate Equity Investment
                                                       Small-Cap Value
                                                  Small Company Growth

                                          THE MUNDER FRAMLINGTON FUNDS
                                          Framlington Emerging Markets
                                                Framlington Healthcare
                                      Framlington International Growth

                                               THE MUNDER INCOME FUNDS
                                                                  Bond
                                                     Intermediate Bond
                                                    International Bond
                                                U.S. Government Income
                                                Michigan Tax-Free Bond
                                                         Tax-Free Bond
                                      Tax-Free Short-Intermediate Bond

                                         THE MUNDER MONEY MARKET FUNDS
                                                       Cash Investment
                                                 Tax-Free Money Market
                                            U.S. Treasury Money Market

 D
"During the past six months, both the bond and stock markets have experienced volatility and a significant rotation from one sector to another."

The Munder Funds
     Letter to shareholders
DEAR FELLOW SHAREHOLDERS:

             On the following pages you will find
the most recent financial information for your investment in The Munder Funds. I hope that you are pleased with the performance and operations of the Funds.

             During the first six months of 2000,
both the bond and stock markets have experienced volatility and a significant rotation from one sector to another. In the fixed income market, volatility was largely due to the Federal Reserve which tightened monetary policy three times during the first half of the year. The Treasury sector of the bond market dominated in performance during the first quarter, but gave way to mortgage-backed securities during the second quarter.
             In the stock market, the momentum in performance of technology stocks prior to and during the first quarter of 2000, finally died. The technology sector dropped into negative territory for the second quarter. It was more painful for technology investors in the second quarter as the market leaders began to decline and momentum investors rushed to sell stocks at the same time. Throughout all market environments, we pay more attention to valuation and earnings growth than to momentum. Valuation, when combined with a focus on growth, helps to keep a portfolio grounded in reality. Our continued focus on valuation and other fundamentals has been particularly important given the wide diversity between top and bottom performers both between and within sectors.

             If you have any questions about any of these mutual fund offerings, or your current investments, please call your financial advisor. You may also contact the Fund at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in Munder Capital Management and The Munder Family of Mutual Funds. We value the opportunity to work with you towards meeting your investment objectives.

             Very truly yours

             /s/ James C. Robinson
             James C. Robinson, CEO
             Munder Capital Management

           Table of
                   Contents

           ---------------------------------------------------------------------

                 EQUITY FUNDS OVERVIEW
                                IV          Munder Balanced Fund
                                V           Munder Equity Income Fund
                                VI          Munder Index 500 Fund
                                VI          Munder International Equity Fund
                                VII         Munder Micro-Cap Equity Fund
                                VIII        Munder Multi-Season Growth Fund
                                VIII        Munder Real Estate Equity Investment Fund
                                IX          Munder Small-Cap Value Fund
                                IX          Munder Small Company Growth Fund
                                X           Munder Framlington Emerging Markets Fund
                                XI          Munder Framlington Healthcare Fund
                                XII         Munder Framlington International Growth Fund

                 FIXED INCOME FUNDS OVERVIEW
                                XIV         Munder Bond Fund
                                XIV         Munder Intermediate Bond Fund
                                XIV         Munder International Bond Fund
                                XV          Munder U.S. Government Income Fund
                                XVI         Munder Michigan Tax-Free Bond Fund
                                XVII        Munder Tax-Free Bond Fund
                                XVII        Munder Tax-Free Short-Intermediate Bond Fund
                                XVIII       HYPOTHETICALS AND TOTAL RETURNS

                 PORTFOLIO OF INVESTMENTS --
                                            EQUITY FUNDS:
                                1           Munder Balanced Fund
                                7           Munder Equity Income Fund
                                9           Munder Index 500 Fund
                                19          Munder International Equity Fund
                                32          Munder Micro-Cap Equity Fund
                                34          Munder Multi-Season Growth Fund
                                36          Munder Real Estate Equity Investment Fund
                                37          Munder Small-Cap Value Fund
                                39          Munder Small Company Growth Fund
                                41          Munder Framlington Emerging Markets Fund
                                46          Munder Framlington Healthcare Fund
                                50          Munder Framlington International Growth Fund

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                        i
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
                                            INCOME FUNDS:
                                54          Munder Bond Fund
                                56          Munder Intermediate Bond Fund
                                59          Munder International Bond Fund
                                62          Munder U.S. Government Income Fund
                                64          Munder Michigan Tax-Free Bond Fund
                                68          Munder Tax-Free Bond Fund
                                74          Munder Tax-Free Short-Intermediate Bond Fund
                                            MONEY MARKET FUNDS:
                                81          Munder Cash Investment Fund
                                83          Munder Tax-Free Money Market Fund
                                93          Munder U.S. Treasury Money Market Fund
                                94          FINANCIAL STATEMENTS
                                133         FINANCIAL HIGHLIGHTS
                                155         NOTES TO FINANCIAL STATEMENTS
                                            REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

                                       ii
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           Management's Discussion of
                   Fund Performance

           ---------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
     The first calendar quarter of 2000 continued the pattern we have seen for some time now. Economic growth was strong. Labor markets were tight. Inflation, at least through February, was moderate. The current expansion, which began in March 1991, has now gone into the record books as the longest expansion in post-war history.

     Consumer spending continued to drive economic growth during the first quarter of 2000. Since the consumer sector accounted for approximately 68% of total economic activity, it was key to the strength of the economy. Consumer spending had been fueled by employment and income gains, increased debt levels, positive consumer sentiment and stock market wealth. At the end of the first quarter, stock market wealth was estimated to have increased by $8.7 trillion since 1994. The consumer sentiment reading published by the University of Michigan was 107.1% in March, down somewhat from February's level but still close to a record high. With consumer sentiment strong and the stock market up, consumers appeared willing to increase debt levels to help finance spending.

     Signs of moderation in economic growth appeared during the second quarter of 2000. Over the past several quarters, these signs have quickly given way to a rebound in the economy. This time, a growing number of analysts are viewing the moderation as real and sustainable. The rate increases engineered by the Federal Reserve may finally be having the intended effect of slowing the pace of the economy. One reason for greater confidence that the slowdown can be sustained is the fact that, during the second quarter, the moderation in demand was concentrated in domestic demand rather than the more volatile trade and inventory sectors. Most important, there is evidence that consumer spending is finally slowing, with weakness seen in both new vehicle sales and chain store sales. Income growth is finally beginning to outpace increases in consumer spending.

     One sector that has not yet shown signs of moderation is business investment in technology. The continued focus on technology-related spending bodes well for future productivity and should help to dampen inflationary pressures.

     The purchasing managers' index, which reflects activity in the industrial sector of the economy, has fallen every month from March through June. This decline, coupled with the 51.8% June reading, reflects positive but decelerating economic activity. (Any reading above 50 reflects growth.) The unemployment report for June was weaker than expected, contributing to the picture of moderating economic strength.

     As the economy slows, analysts have become divided on whether the Federal Reserve will tighten monetary policy yet another notch at its August 22 meeting. The relative strength or weakness of economic data reported up to that meeting will be scrutinized for its potential impact on the decision of the Federal Reserve. In the meantime, if a sustainable moderation in economic growth appears to be unfolding, the concerns of market watchers are likely to focus less on interest rate increases and more on the impact of slower economic growth on corporate earnings.

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THE STOCK MARKET
     Technology stocks were driven higher during the first quarter of 2000 by the same factors that were at work in 1999 -- strong fundamentals, positive earnings surprises and momentum investing. Momentum investors added to the upward pressure on technology stocks as they concentrated on stocks whose prices were increasing at an accelerating pace.

     Volatility, negative returns and a refocusing on fundamentals were the chief characteristics of the stock market during the second quarter of 2000. Between sectors and within sectors there was a wide diversity between top and bottom performers. This was a quarter when relative performance depended critically on being in the right stocks and not simply in the right sectors. Heightened worries about slower growth and higher interest rates hurt economically sensitive stocks but were positive for stocks that tend to exhibit a consistency in earnings over an economic cycle.

     Most of the major stock market indices were negative for the second quarter of 2000. The S&P 500 Index showed a return of -2.66% for the quarter, with negative returns in both April and May only partially offset by a positive return in June. For the first six months of 2000, the S&P 500 Index returned -0.42% and for the year ended June 30, 2000, the Index returned 7.25%. The healthcare sector was the strongest sector of the S&P 500 universe in the second quarter. In fact, healthcare stocks generated positive and double-digit returns across all size segments of the market. Other strong sectors of the S&P 500 universe included energy, utilities and consumer staples.

     Technology fell from its pedestal of market leader, a position it had enjoyed for over two years. Even with a sharp rebound in June, the sector fell into negative territory for the second quarter. Earlier in the quarter, the technology sell-off was fairly broad. Eventually, investors became more discriminating -- in selling as well as in buying -- and quality technology names pulled ahead of the pack. Other sectors of the S&P 500 universe generating negative returns for the quarter included basic materials, communication services, consumer cyclicals and technology.

     The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class K shares, net of Fund expenses.

MUNDER BALANCED FUND

FUND MANAGER: THE MUNDER BALANCED FUND COMMITTEE
     The Fund earned a return of 27.01% for the year ended June 30, 2000, relative to 6.07% return for a 60%/40% blend of the S&P 500 Index and the Lehman Government/Corporate Bond Index and the 4.40% average return for the Lipper universe of balanced mutual funds. The Fund has earned above-average returns for the one-month, six-month, one-year, two-year, three-year and five-year time periods ending June 30.

     The Munder Balanced Fund is a diversified portfolio with holdings ranging from large company to small company stocks. The equity styles represented in the Fund include both growth and value. Growth stocks are those selected largely because of anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the

                                       iv
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market. The fixed income portion of the Fund includes bonds from the corporate, government and mortgage-related sectors of the market.

     During the first quarter of 2000, performance was driven by the performance of the small company growth stocks held in the Fund. Within this group of stocks, performance among the computer software and services and telecommunications stocks was especially strong. The strongest component of the Fund during the second quarter of 2000 were the larger company growth stocks. These stocks generated a positive return during a quarter when most of the major stock market indices exhibited negative returns. The fixed income holdings of the Fund earned a smaller but still positive return. In contrast, the value stocks held in the Fund generated a negative return as a group. Within the value component of the Fund, the smaller company value stocks earned a positive return while the larger company value stocks ended the quarter in negative territory.

     The weakest performance for the second quarter of 2000 came from the Fund's holdings of small company growth stocks. Although these stocks earned a negative return for the quarter, they were the top-performing component of the Fund on a year-to-date basis, earning a double-digit positive return.

MUNDER EQUITY INCOME FUND (FORMERLY THE MUNDER GROWTH & INCOME FUND)

FUND MANAGERS: OTTO G. HINZMANN, JR. AND JOHN ADAMS, CFA
     The Fund exhibited a return of -16.49% for the year ended June 30, 2000, relative to the -8.92% return of the Russell 1000 Value Index and the -1.92% average return for the Lipper universe of equity income mutual funds.

     The first quarter of 2000 was a difficult period for the Fund. In fact, the Fund's absolute and relative returns for the quarter were the worst in its five-year history of generally above-average performance. Two themes dominated performance during the quarter.

     First, although the market had recently rotated into more attractively valued non-technology stocks, the first quarter of 2000 was characterized by the generally poor performance of stocks that were not related to technology. Given investors' focus on technology-related growth funds, there have been large redemptions from value-oriented mutual funds. Value managers have therefore been forced to sell holdings to meet redemptions. In many cases, they have been forced to sell stocks that they would have preferred to hold. In fact, the climate for value funds has been so negative that some value managers have actually changed to growth strategies. A second factor causing below average relative performance was an unusual string of negative earnings surprises for several of the Fund's holdings. In this environment of heavy selling pressure for value stocks, these negative earnings announcements triggered dramatic price declines.

     The financial services sector is the largest sector of the Russell 1000 Value Index, accounting for 28% of the Index. The sector exhibited a negative return of -2.2% for the second quarter of 2000. In contrast, the Fund's financial services stocks, slightly overweighted in the Fund, were up by approximately 1.0%. The Fund's strong relative return in this sector came from insurance holdings

                                        v
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(+15%) and holdings of REITs (Real Estate Investment Trusts) which rose by 12%.
Banks, which led the decline in the financial services sector, were underweighted in the Fund.

MUNDER INDEX 500 FUND

FUND MANAGERS: TODD B. JOHNSON AND KEN A. SCHLUCHTER
     The Fund earned a return of 6.63% for the year ended June 30, 2000, compared to the 7.25% return of the S&P 500 Index and the 6.40% average return for the Lipper universe of mutual funds with the objective of tracking the S&P 500 Index. The Fund has earned average or above-average returns for the one-month, three-month, six-month, one-year, two-year, three-year, five-year and ten-year time periods ending June 30.

     The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. As of June 30, the market value of the companies in the S&P 500 universe ranged from $470 million to $524 billion.

     The S&P 500 Index generated a negative return for the second quarter of 2000. Healthcare was the strongest sector in the Index, earning a positive double-digit return. Other positive sectors included utilities, consumer staples and energy. Three S&P sectors earned negative double-digit returns for the quarter, including basic materials, communication services and consumer cyclicals. Technology fell from its leadership position and also generated negative returns for the quarter.

     The goal of the Fund is to track the total return of the S&P 500 Index. The weight of each of the 500 holdings in the Fund is carefully monitored relative to its weight in the S&P 500 Index.

     Proprietary software is used to assist in the monitoring process. Cash inflows are invested promptly in order to minimize their impact on the Fund's return.

THE MUNDER INTERNATIONAL EQUITY FUND

FUND MANAGERS: THEODORE MILLER AND TODD B. JOHNSON
     The Fund generated a return of 23.51% for the year ended June 30, 2000, relative to the 18.59% return for the FT/S&P Actuaries World ex-U.S. Index and the 24.48% average return for the Lipper universe of international equity mutual funds. The Fund has earned above-average returns for the three-month, six-month, one-year, two-year, three-year and five-year time periods ending June 30.

     The Fund is a broadly diversified fund with over 620 issues representing 43 countries. This broad diversification has helped to reduce portfolio risk and has been a key factor in the Fund's long-term strength.

     During the second quarter of 2000, all international markets experienced the same volatility in their technology and telecommunications stocks as seen in the U.S. Some of the emerging markets, which are important manufacturers of technology-related products, were particularly hard hit. Even with a rebound in performance in June, most international stock markets exhibited negative returns for the quarter as a whole.

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     In the U.K., recent data has pointed to a slowdown in economic growth and a moderate pace of inflation. The result was a significant drop in expectations regarding future interest rate increases. As expectations about future rate hikes declines, the British pound weakened.

     In early June, 2000, the European Central Bank raised interest rates for the fifth time since November. The move was made to help strengthen the euro and to control inflation in the light of rising oil prices. Economic growth in the Eurozone continues to be strong. Exports and investment have both played a major role in the stronger Eurozone economy. Exports have been in large driven by global demand and the weakness of the euro which helps to make Eurozone goods more competitive. Business and consumer confidence remain high, boding well for the continued expansion of the European economy.

MUNDER MICRO-CAP EQUITY FUND

FUND MANAGER: THE MUNDER MICRO-CAP EQUITY FUND COMMITTEE
     The Fund earned a return of 58.40% for the year ended June 30, 2000, relative to the 34.39% return for the Wilshire Micro-Cap Index and the 27.14% average return for the Lipper universe of small-cap core mutual funds. The Fund has earned above-average returns for the one-month, six-month, one-year, two-year and three-year time periods ending June 30.

     For the first time in five quarters, the Fund underperformed its Wilshire Micro-Cap Index benchmark for the second quarter of 2000. The Fund ended the quarter on a positive note, with a strong absolute return in June. The positive return for the month came largely from good stock selection in a number of sectors, with a more modest positive contribution from sector weightings. For the second quarter as a whole, however, both stock selection and sector weightings had a negative impact on returns. This was a reversal from the first quarter of 2000, when both stock selection and sector weightings made significant and positive contributions to the Fund's performance.

     For the second quarter of 2000, the Fund's underweighting in utilities, materials and processing, and consumer discretionary stocks helped to boost returns. This positive contribution to performance was offset by an underweighting in the healthcare sector, the strongest sector in all size segments of the market. Given our bottom-up approach to stock selection, an underweighting in any sector typically means that we could not find appropriate candidates with strong fundamentals and attractive valuations.

     Stock selection in the technology and producers durables sectors, which added significantly to Fund performance in June, was negative for the second quarter of 2000 as a whole. Stocks related to computer services, software and systems were the weakest performers in the Fund. Other specific industries that detracted from Fund performance included biotechnology, telecommunications and semiconductor manufacturers. The latter group bounced back in June.

     The micro-cap segment of the market tends to be characterized by volatility. Our goal as Fund managers is to see through this volatility by keeping focused on the longer-term performance of the Fund. To accomplish this, we concentrate on the selection of companies with strong fundamentals, good growth prospects, solid managements and reasonable valuations. We believe that we can best

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deliver long-term competitive returns to shareholders by focusing on bottom-up company analysis rather than on short-term performance.

MUNDER MULTI-SEASON GROWTH FUND

FUND MANAGERS: LEONARD J. BARR II, CFA AND JOHN P. RICHARDSON, CFA
     The Fund generated a return of 0.27% for the year ended June 30, 2000, relative to the -3.13% return for the S&P 500 Index and the 11.54% average return for the Lipper universe of multi-cap core mutual funds. The Fund has earned above-average returns for the one-month and three month time periods ending June 30.

     As uncertainty about economic growth and the course of monetary policy increased, earnings and valuation came back to the forefront. Our investment discipline, with its focus on above-average and consistent earnings growth and reasonable valuations, paid off. In the absence of clear market leadership, the diversity of the Fund and our emphasis on bottom-up stock selection were also rewarded. This was reflected in the relative gains we made through our selection of stocks in various sectors.

     We were able to take advantage of the technology sell-off and purchase technology companies with strong fundamentals that became available at reasonable valuations. For the second quarter of 2000, our continued focus on fundamentals resulted in our technology holdings outperforming the S&P 500 technology sector by a wide margin.

     Our investment strategy led us to underweight some of the weakest sectors of the market, including basic materials and communication services. Basic materials companies (paper, chemicals, steel) typically do not exhibit the consistency of earnings that we look for.

     We were somewhat underweighted in the healthcare sector, the strongest sector of the market during the second quarter of 2000. We are concerned about the potential for legislation aimed at controlling drug prices. Until the legislative picture becomes clearer, we are being very selective in our healthcare holdings.

     Energy and utilities were two other strong sectors that were underweighted in our portfolios. Energy companies typically lack the consistency of earnings growth that we look for. In the utility sector, it is difficult to find companies with above-average growth. Our search for appropriate candidates in these sectors led to the addition of a natural gas company in June.

MUNDER REAL ESTATE EQUITY INVESTMENT FUND

FUND MANAGER: ROBERT E. CROSBY, CFA
     The Fund generated a return of 0.55% for the year ended June 30, 2000, relative to the 3.03% return for the NAREIT Index (equity only) and the 2.10% average return for the Lipper universe of real estate mutual funds. The Fund has earned average or above-average returns for the one-month and three-year time periods ending June 30.

     The Fund provided a strong absolute return for the second quarter of 2000, with an especially strong relative return in June. Fund performance in June was helped by strong stock selection and an overweighting in the office and industrial sector, one of the strongest sector for the month and

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the quarter. The Fund also benefited from its underweighting in the healthcare sector, one of the weakest sectors for the month and the quarter.

     We believe that the fundamentals continue to look solid for REITs. Strong economic growth is driving a high demand for real estate. While there has been new construction in many markets, strong demand has absorbed new supply while maintaining occupancy and rents at healthy levels. These strong real estate fundamentals allow cash flows and dividends for REITs to grow at attractive rates. Although the REIT industry has provided attractive returns this year, valuations are still compelling. The REIT market continues to trade at valuation levels below the asset values of the underlying properties.

MUNDER SMALL-CAP VALUE FUND

FUND MANAGERS: JOHN S. ADAMS, CFA, JOHN P. RICHARDSON, CFA, RICHARD GIESEN AND HEATHER S. WILLIAMS, CFA
     The Fund earned a return of -6.73% for the year ended June 30, 2000, relative to -0.95% return for the Russell 2000 Value Index and the 6.40% average return for the Lipper universe of small-cap value mutual funds. The Fund has earned average or above-average returns for the one-month and three-month time periods ending June 30.

     Small company value stocks generated positive performance for the second quarter of 2000 in contrast to the negative returns of most of the major stock market indices. Mutual fund inflows illustrate the renewed interest in the small company segment of the market. During the first six months of 2000, a net inflow of $17 billion was directed toward small company funds. This compares to the net outflow of $8.7 billion experienced during the same period in 1999.

     Good stock selection was a key factor in the strong relative performance of the Fund for the second quarter of 2000. Stock selection was particularly strong in the financials, consumer discretionary, energy and healthcare sectors. Top performers in the consumer discretionary sector came from companies as diverse as casual dining and post-secondary educational institutions. In the financials sector, REITs (Real Estate Investment Trusts) led returns. Companies involved in natural gas activities were among the top performers in the energy group. Strength in these sectors more than offset weakness in the technology and consumer staples groups.

     We continue to invest in financially strong companies that are undervalued and that we believe can deliver a consistent and sustainable level of earnings growth. The Fund remains overweighted in both energy and technology stocks due to our expectations for better-than-average quarterly earnings comparisons from these sectors. Our energy holdings, for example, are projected to report, on average, positive third quarter and 2000 fiscal earnings comparisons of 100% and 300% respectively.

MUNDER SMALL COMPANY GROWTH FUND

FUND MANAGER: THE MUNDER SMALL COMPANY GROWTH FUND COMMITTEE
     The Fund generated a return of 20.33% for the year ended June 30, 2000, compared to the 25.65% return for the Russell 2000 Growth Index and the 27.14% average return for the Lipper universe of small-cap core mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, one-year, five-year and ten-year time periods ending June 30.

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     Our small company portfolios had strong performance during the second quarter of 2000 relative to their Russell 2000 Growth Index benchmark. Both sector weightings and stock selection within sectors boosted returns.

     We were underweighted in the utilities, consumer discretionary and healthcare sectors. The relatively low representation in these areas resulted from a lack of candidates with strong fundamentals and attractive valuations. Our underweighting in the utilities and consumer discretionary sectors, two of the weakest sectors of the Russell 2000 Growth universe, helped to boost returns. In fact, this boost to performance more than offset the negative impact of our underweighting in the healthcare sector, the strongest sector of the stock market during the quarter.

     One of the biggest factors in the strong relative performance of our small company portfolios during the second quarter of 2000 was stock selection in the technology sector. The technology holdings in our portfolios significantly outperformed the technology stocks in the Russell 2000 Growth universe. This was largely due to our continued focus on valuation and profitability.

     Holdings in the consumer discretionary and financials sectors also showed strong relative performance. Among the leading performers in the consumer discretionary area were a rent-to-own company and a company that provides ditch and line services to utility companies. This company has benefited from increased outsourcing by utilities. In the financials sector, top performers included a company that provides back-office and technology services to banks.

     Our mission is to find small and undiscovered companies that offer fast growth at a reasonable price. To accomplish that, we continue to focus on bottom-up company analysis. We stress portfolio diversification to help control risk. Looking ahead, we have a positive outlook on the small company segment of the market. The environment should be supportive of small company stocks and valuations in this segment of the market remain attractive.

MUNDER FRAMLINGTON EMERGING MARKETS FUND

FUND MANAGER: THE MUNDER FRAMLINGTON EMERGING MARKETS FUND COMMITTEE, HEADED BY WILLIAM CALVERT
     The Fund generated a return of 8.79% for the year ended June 30, 2000, relative to the 9.47% return for the MSCI Emerging Markets Free Index and the 15.81% average return for the Lipper universe of emerging markets mutual funds. The Fund has earned average or above-average returns for the two-year and three-year time periods ending June 30.

     During the second quarter of 2000, we saw considerable volatility in all stock market sectors and emerging markets have been no exception. Following the sharp correction in the technology-heavy NASDAQ market, the largest declines in the emerging markets have been in the telecommunications and technology sectors. Asian stock markets, with their relatively higher weightings in these sectors, lost the most ground. Taiwan, India, Malaysia and Thailand led the decline.

     The best performing region among emerging markets was Latin America. The Brazilian market was the primary reason for the region's strong performance. The combination of strong government finances, low inflation and a tight monetary policy has reassured investors about that country's

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stability. Brazil was able to lower interest rates by one percentage point recently without any negative impact on its currency. This suggests that further declines in Brazilian interest rates are likely.

     In Mexico, the comfortable presidential election victory by Vincente Fox ended 71 years of PRI rule. This is positive since it should herald a period of urgently needed economic reform. Furthermore, it is likely to prompt Standard and Poor's to follow Moody's move and raise the country's credit rating to investment grade.

     In Asia there are clear signs that the Chinese economy is picking up after nearly two years of a "growth recession". Exports remain a driving force in the economy's growth, but retail sales and fixed asset investment are now showing signs of improvement as well. Most encouraging of all is the fact that economic recovery is being accompanied by initial attempts at structural reform. The Chinese government has privatized a number of formerly state-owned companies, including Petrochina and China Unicom. The privatization efforts have allowed these companies to raise substantial sums of money and attain stock exchange listings. With several similar deals in the pipeline, China should continue to attract capital inflows. These privatization efforts have resulted in China being re-weighted from less than 0.5% to over 6.0% of the MSCI EAFE benchmark.

     Underlying business conditions in the technology sector in Asia remain very favorable, with memory chip prices continuing to rise amid fears of shortages. This should be reflected in very strong interim results for chip manufacturers, particularly in Taiwan and Korea. This should help Asian economies and stock markets to resume their upward trend in the second half of the year.

MUNDER FRAMLINGTON HEALTHCARE FUND

FUND MANAGER: ANTONY MILFORD
     The Munder Framlington Healthcare Fund generated a 170.91% return for the year ended June 30, 2000, compared to the 67.68% average return for the Lipper universe of health/biotechnology mutual funds. The Fund has earned average or above-average returns for the one-month, three-month, six-month, one-year, two-year and three-year time periods ending June 30.

     The biotech sector moved in concert with the NASDAQ correction until late May of 2000. It then began to outperform as investors anticipated the announcement of the near completion of the sequencing of the human genome. The traditional healthcare stocks (drugs, devices and services) also had a strong quarter, providing a solid base for the portfolio even while the biotech sector was under pressure. Our temporary re-alignment of the portfolio in the first quarter, with a reduction in biotech stocks and an increase in large capitalization drug and service companies, paid off.

     We began to put money back into biotech stocks in late April, 2000. During the biotech correction, we were able to take positions in a number of initial public offerings (IPOs) at favorable prices. During the last few weeks of the quarter there has been an increase in IPOs on both sides of the Atlantic as companies strive to take advantage of the re-opening of the financing window. We are also seeing a number of interesting private placements in public companies, which gives us an opportunity to take stakes in smaller capitalization companies.

     Our recent biotechnology stock purchases are focused on two principal themes. The first is that the pharmaceutical industry is currently short of products in late stage clinical trials. As a result,

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biotechnology companies with products ready for late stage trials are in a strong negotiating position. The second theme emphasizes companies that can help to turn genomic information into actual product.

     Outside the biotech area, we expect the drug group to consolidate as political posturing before the U.S. elections intensifies. There is some nervousness that the Republicans may agree to a Medicare outpatient drug coverage plan that involves a significant degree of Government influence on pricing. Other "traditional" healthcare stocks, usually viewed as defensive stocks, should continue to act well with growing signs of a slowdown in U.S. economic growth. The healthcare service providers now appear to be less vulnerable to political interference than the drug companies. In the device area, orthopedic and diagnostic companies have generally been acting better than the cardiovascular group, where there are fears of a sharp slowdown in the growth of the coronary stent market.

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

FUND MANAGER: THE MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND COMMITTEE, HEADED BY SIMON KEY
     The Fund generated a return of 28.98% for the year ended June 30, 2000, relative to the 17.46% return for the Morgan Stanley EAFE Index and the 24.48% average return for the Lipper universe of international equity mutual funds. The Fund has earned above-average returns for the six-month, one-year, two-year and three-year time periods ending June 30.

     The global economic outlook appeared more favorable at the end of the second quarter of 2000 than it did a month earlier. Europe and Asia (excluding Japan) are showing signs of stronger economic growth. This improvement in the economic outlook has been good for equity markets.

     The Japanese market is showing a lack of direction. The economy continues to disappoint despite some pick up over the past twelve months. During the second quarter of 2000, heavy foreign selling of Japanese stocks continued as U.S. mutual funds took profits after last year's rally in Japanese technology and telecommunications stocks. The only strong buyers of Japanese stocks have been domestic pension funds. With foreign ownership of Japanese stocks near historically low levels, the foreign selling of Japanese stocks should ease or reverse. In fact, U.S. mutual funds have recently shown some renewed interest in the Japanese stock market. There is also the potential for the Japanese to move their savings from short-term deposits to the equity market in search of a better rate of return.

     In the U.K., there are few catalysts to move the market upwards. While the U.K. stock market had strong relative performance in June, it has shown weaker relative performance over a longer time period. To maintain its recent strength, interest rates in the U.K. must be reduced and companies must show strong earnings.

     In contrast, continental Europe offers upside potential because of the growth in corporate earnings, the strengthening of the euro and continued positive economic trends. Earnings forecasts are being revised upward, economic growth is still strong across Europe and inflation remains low. The information technology hardware sector has been the best performing sector in continental

           ---------------------------------------------------------------------

Europe. This has also had a positive impact on the companies producing capital goods for information technology companies.

     Emerging markets have fared relatively poorly recently. The technology segments of their stock markets have fallen along with the U.S. NASDAQ market, with investors paying little attention to positive news on economies, restructuring and profitability. Given an improved perception of the U.S. market, the emerging markets may begin to reflect their positive underlying fundamentals.

THE BOND MARKET
     On May 16, the Federal Reserve announced a 50 basis points (0.50 percentage point) increase in interest rates. With preliminary signs that the pace of economic growth was beginning to slow, the Federal Reserve left interest rates unchanged in the wake of their June meeting. They did, however, signal a readiness to increase rates at their August meeting if signs of slowing growth and moderate inflation do not continue through the summer months.

     Rates ended the second quarter of 2000 at almost the same levels as where they began at the beginning of the quarter, with the 10-year Treasury bond yielding 6.03% on March 31 and 6.04% on June 30. In between these starting and ending points, rates experienced a fair amount of volatility as the yield on the 10-year Treasury bond hit a high of 6.6% and a low of 5.8%. Throughout the quarter, yields on short-term and intermediate-term Treasury securities remained higher than yields on longer-term Treasury bonds. As a result, we are finding the best relative values in the intermediate-term sector of the bond market.

     Treasury securities had the strongest performance through early May but exhibited relatively weaker returns in June. For the quarter as a whole, Treasuries' run as the best performing bond market sector came to an end. Mortgages took over the top spot with strong relative performance in both May and June. We continue to favor mortgage-related bonds as a high quality source of yield relative to Treasury bonds. Agency securities trailed mortgages for the quarter but generated stronger performance than Treasuries.

     One of the most noteworthy facts about the second quarter of 2000 was the continuation of the remarkably wide gap between the yields on Treasury bonds and comparable corporate securities. High quality corporate bonds have historically yielded about 0.40 percentage point more than their U.S. Treasury counterparts. Now that difference is over one percentage point - about triple the historical average. We view the relatively high yields and low prices of corporate bonds as a good opportunity to purchase high quality bonds at attractive valuations. We continue to focus on the bonds of companies that maintain conservative balance sheets and consistently generate strong cash flow.

     The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class K shares, net of Fund expenses.

[Please note: In some of the following commentary, the Munder bond funds are compared to Lehman indices. It is important to remember that the returns for the Munder bond funds are reported after the

           ---------------------------------------------------------------------

deduction of all expenses. Since the Lehman indices are not actual funds, there are no expenses netted against their returns.]

MUNDER BOND FUND

FUND MANAGERS: ANNE K. KENNEDY AND PETER G. ROOT
     The Fund earned a 2.68% return for the year ended June 30, 2000, compared to the 4.31% return for the Lehman Government/Corporate Bond Index and the 3.01% average return for the Lipper universe of corporate debt A-rated mutual funds. The Fund has earned average or above-average returns for the one-month, six-month, one-year, two-year, three-year and five-year time periods ending June 30.

     The remarkably wide gap between the yield on Treasury bonds and comparable corporate securities continued during the quarter. At the end of the second quarter of 2000, the yield on high quality corporate bonds was 1.2 percentage points higher than the yield on corresponding Treasuries. This was triple the historical differential of 0.4 percentage point. In our view, this has created unusually attractive valuations in the corporate market. As a result, we added to our positions in high quality corporate bonds during the quarter.

     The corporate sector of the bond market generated strong returns in June but not enough to offset its weakness in April and the first half of May. For the second quarter of 2000, our relatively heavy weighting in mortgage-backed securities provided a slight boost to returns. The overweighting in corporate bonds, however, offset this positive for the quarter as a whole.

MUNDER INTERMEDIATE BOND FUND

FUND MANAGERS: ANNE K. KENNEDY AND PETER G. ROOT
     The Fund generated a return of 3.80% for the year ended June 30, 2000, relative to the 4.22% return for the Lehman Intermediate Government/Corporate Bond Index and a 3.90% average return for the Lipper universe of short intermediate investment grade debt mutual funds. The Fund has earned average or above-average returns for the one-month, three-month, six-month, one-year and three-year time periods ending June 30.

     The intermediate-term segment of the bond market had strong relative performance during the quarter and this is reflected in the absolute return of the Fund. During the second quarter of 2000, we added to the Fund's position in high quality corporate bonds to take advantage of what we viewed as unusually attractive valuations in that sector of the bond market. The yields on corporate bonds, typically 0.40 percentage point higher than the yield on corresponding Treasury bonds, were over 1.2 percentage points higher than Treasuries during the quarter. As the gap between Treasury and corporate yields revert to more normal levels, the performance of high quality corporate bonds should benefit. While the relatively heavy weighting in corporate bonds and mortgage-backed securities held back performance in April and May, this was offset by strong performance in June.

MUNDER INTERNATIONAL BOND FUND

FUND MANAGERS: SHARON E. FAYOLLE AND PETER G. ROOT
     The Fund earned a return of 0.24% for the year ended June 30, 2000 relative to the 2.41% return for the Salomon Brothers Non-U.S. $ World Government Bond Index and the 0.45% average

           ---------------------------------------------------------------------

return for the Lipper universe of international income mutual funds. The Fund has earned average or above-average returns for the one-year, two-year and three-year time periods ending June 30.

     Calculated in local currencies, returns in global bond markets were positive for the second quarter of 2000. The dollar-bloc countries (the U.K., Canada and Australia) were the strongest performers.

     Combining bond market returns and the impact of currency movements resulted in a more mixed picture. The U.S. dollar strengthened against all currencies early in the quarter in anticipation of additional increases in U.S. interest rates. As the second quarter of 2000 progressed, European interest rates were increased and investors came to expect fewer rate increases in the U.S. As a result, the euro began to strengthen and went on to outperform the U.S. dollar. The dollar-bloc currencies did not join the euro in its recovery and finished the quarter 2% to 5% lower than the U.S. dollar.

     The Japanese yen weakened sharply during the second quarter of 2000 as mixed economic data failed to confirm a solid economic recovery. News reports of the potential for higher interest rates in Japan increased pessimism about the country's growth prospects and further weakened the currency.

     On a total return basis, combining both local bond market returns and the impact of currency movements, the Eurozone countries were the best performers for the second quarter of 2000. This relative strength was the result of positive bond market returns combined with the strengthening of the euro. Canada, the U.K. and Japan generated the weakest total returns for the quarter.

     Funds which are classified as international bond funds but which hold positions in U.S. bonds were helped by their U.S. positions during the second quarter of 2000. The Fund's slight overweighting in Japan and slight underweighting in the Eurozone countries held back the relative performance of the Fund during the quarter. The negative impact of these weightings was partially offset by the Fund's underweighting of the dollar-bloc countries. The Fund currently has a neutral weighting relative to the euro and is slightly overweighted in the Japanese yen.

MUNDER U.S. GOVERNMENT INCOME FUND

FUND MANAGERS: PETER G. ROOT AND ANNE K. KENNEDY
     The Fund exhibited a return of 3.74% for the year ended June 30, 2000, relative to the 4.98% return for the Lehman Government Bond Index and the 3.60% average return for the Lipper universe of general U.S. government mutual funds. The Fund has earned above-average returns for the one-year, two-year, three-year, five-year and ten-year time periods ending June 30.

     The Fund was significantly underweighted in Treasuries during the second quarter of 2000, with a corresponding overweighting in other government securities, such as agency bonds and government-related mortgage securities. Given the strong relative performance of Treasury bonds in April and May, this held back the performance of the Fund during the earlier part of the quarter. In June, however, Treasuries had weak relative performance while mortgage-related securities generated the strongest returns in the government sector of the bond market. This reversal in relative performance helped to boost the Fund's return for the quarter. The maturity structure of the Fund was more focused on intermediate-term securities, especially in June, and this also helped to boost the Fund's relative performance.

           ---------------------------------------------------------------------

THE MUNICIPAL BOND MARKET
     Strong performance in June helped municipal market indices to end the second quarter of 2000 with positive returns. Positive price momentum was the result of strong demand, relatively low supply and a pause in the Federal Reserve's rate increases. Municipal yields showed a fair amount of volatility during the quarter but ended the quarter relatively unchanged from March 31 levels.

     Investors were focused on intermediate-term securities and this segment of the market provided the best risk-adjusted returns for the second quarter. High quality and easily traded bonds continued their strong relative showing. All bond market sectors generated positive returns for the quarter. Among the weaker sectors were the housing and healthcare sectors. The prices of housing bonds tend to rise less than other bonds when interest rates decline. The sector therefore benefited less than other municipal sectors from the rate decline experienced in June. Healthcare bonds struggled as healthcare institutions continue to be negatively impacted by competitive pressures, high cost structures and declining Federal reimbursements. As a result, the pace of credit quality downgrades in the healthcare sector is significantly faster than in other municipal market sectors. This is a trend that credit rating agencies expect to continue. Airport bonds showed slight underperformance with investor perceptions of this sector being negatively impacted by rising fuel costs.

     We continue to focus on high quality, well-structured bonds. In our view, these are the investments that will hold their value in a volatile bond market and reward long-term investors with favorable performance.

MUNDER MICHIGAN TAX-FREE BOND FUND

FUND MANAGERS: TALMADGE D. GUNN AND ROGER A. SODERSTROM
     The Munder Michigan Tax-Free Bond Fund earned a return of 2.48% for the year ended June 30, 2000, relative to the 3.56% return for the Lehman Municipal 20-year Index and the 1.07% average return for the Lipper universe of Michigan municipal debt mutual funds. The Fund has earned average or above-average returns for the one-month, three-month, six-month, one-year, two-year, three-year and five-year time periods ending June 30.

     Strong performance in June of 2000 helped municipal market indices to end the quarter with positive returns. Positive price momentum was the result of strong demand, relatively low supply and a pause in the Federal Reserve's rate increases. Municipal yields showed a fair amount of volatility during the quarter but ended the second quarter of 2000 relatively unchanged from March 31 levels.

     We continue to focus on high quality, well-structured bonds. In our view, these are the investments that will hold their value in a volatile bond market and reward long-term investors with favorable performance.

           ---------------------------------------------------------------------

MUNDER TAX-FREE BOND FUND

FUND MANAGERS: TALMADGE D. GUNN AND ROGER A. SODERSTROM
     The Munder Tax-Free Bond Fund earned a return of 2.73% for the one year time period ended June 30, 2000, relative to the 3.56% return for the Lehman Municipal 20-year Index and the 0.98% average return for the Lipper universe of general municipal debt mutual funds. The Fund has earned average or above-average returns for the one-month, three-month, six-month, one-year, two-year, three-year, five-year and ten-year time periods ending June 30.

     The Fund's underweighting in healthcare bonds was a positive for Fund performance during the second quarter of 2000. Healthcare bonds struggled as healthcare institutions continue to be negatively impacted by competitive pressures, high cost structures and declining Federal reimbursements. As a result, the pace of credit quality downgrades in the healthcare sector is significantly faster than in other municipal market sectors.

     High quality and easily traded bonds continued their strong relative showing. As a result, the Fund's overweighted positions in pre-refunded bonds and its focus on high quality also helped to boost the Fund's performance for the second quarter of 2000. Slightly offsetting these positives were the Fund's underweighting in California bonds and its overweighting of higher coupon bonds.

     We continue to focus on high quality, well-structured bonds. In our view, these are the investments that will hold their value in a volatile bond market and reward long-term investors with favorable performance.

MUNDER TAX-FREE SHORT-INTERMEDIATE BOND FUND

FUND MANAGERS: TALMADGE D. GUNN AND ROGER A. SODERSTROM
     The Fund earned a return of 2.68% for the year ended June 30, 2000, relative to the 3.91% return of the Lehman Mutual Fund Intermediate/Short Muni Index and the 2.57% average return for the Lipper universe of short intermediate municipal debt mutual funds. The Fund has earned average or above-average returns for the one-month, three-month, six-month, one-year, two-year, three-year and five-year time periods ending June 30.

     High quality and easily traded bonds continued their strong relative showing. As a result, the Fund's focus on high quality bonds boosted performance for the second quarter of 2000. An overweighted position in pre-refunded bonds and an underweighted position in healthcare bonds was also a positive for returns. Healthcare bonds struggled as healthcare institutions continue to be negatively impacted by competitive pressures, high cost structures and declining Federal reimbursements. As a result, the pace of credit quality downgrades in the healthcare sector is significantly faster than in other municipal market sectors.

     These positives were partially offset by the Fund's underweighting in the intermediate-term sector of the municipal market. Investors were focused on intermediate-term securities and this segment of the market provided the best risk-adjusted returns for the second quarter of 2000.

           Hypotheticals and Total Returns

           ---------------------------------------------------------------------

The following graphs represent the performance of the Funds since inception (or for the last 10 calendar years for Funds in existence greater than 10 years), which includes a period of time when the Funds were managed by Munder Capital Management (approximately sixty-five months) and a period of time when the Funds were managed by the predecessor. The Lipper mutual fund averages were derived from a universe of only those mutual funds that were in existence as of the inception date of the Funds and are comprised of mutual funds which are categorized under the Funds' respective objectives by Lipper Analytical Services, Inc.

BALANCED FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                                                                    LIPPER
                                                                                        60% S&P 500/40%         BALANCED/FUNDS
                                              CLASS K                S&P 500           LEHMAN GOV'T/CORP           AVERAGE
                                              -------                -------           -----------------        --------------
4/16/93                                       10000.00               10000.00               10000.00               10000.00
                                               9890.00               10000.00               10000.00               10157.00
                                              10030.00               10267.00               10158.00               10273.00
                                              10100.00               10297.00               10267.00               10294.00
                                              10092.00               10255.00               10268.00               10602.00
                                              10384.00               10644.00               10595.00               10638.00
                                              10434.00               10562.00               10561.00               10739.00
                                              10475.00               10780.00               10709.00               10589.00
                                              10222.00               10678.00               10600.00               10774.00
                                              10516.00               10807.00               10696.00               11033.00
                                              10685.00               11174.00               10979.00               10822.00
2/28/94                                       10503.00               10871.00               10704.00               10422.00
                                              10046.00               10398.00               10318.00               10440.00
                                               9990.00               10531.00               10364.00               10483.00
                                               9909.00               10703.00               10460.00               10291.00
                                               9593.00               10441.00               10294.00               10522.00
                                               9781.00               10784.00               10580.00               10794.00
                                              10067.00               11225.00               10846.00               10593.00
                                               9954.00               10950.00               10619.00               10650.00
                                              10097.00               11196.00               10762.00               10390.00
                                               9809.00               10789.00               10510.00               10489.00
                                               9947.00               10949.00               10633.00               10626.00
                                               9999.00               11232.00               10881.00               10952.00
2/28/95                                       10298.00               11670.00               11240.00               11149.00
                                              10486.00               12013.00               11474.00               11346.00
                                              10590.00               12367.00               11746.00               11719.00
                                              10932.00               12861.00               12223.00               11959.00
6/30/95                                       11259.00               13159.00               12438.00               12240.00
                                              11604.00               13595.00               12682.00               12343.00
                                              11667.00               13629.00               12761.00               12622.00
                                              11968.00               14204.00               13152.00               12585.00
                                              11915.00               14153.00               13190.00               12974.00
                                              12262.00               14773.00               13639.00               13144.00
                                              12272.00               15058.00               13881.00               13383.00
                                              12558.00               15570.00               14218.00               13436.00
                                              12695.00               15715.00               14201.00               13487.00
                                              12759.00               15866.00               14252.00               13631.00
                                              12939.00               16100.00               14360.00               13800.00
                                              13152.00               16514.00               14601.00               13811.00
6/30/96                                       13193.00               16577.00               14701.00               13415.00
                                              12681.00               15845.00               14273.00               13663.00
                                              12905.00               16180.00               14462.00               14171.00
                                              13553.00               17090.00               15092.00               14436.00
                                              13650.00               17561.00               15488.00               15098.00
                                              14121.00               18887.00               16375.00               14934.00
                                              13817.00               18513.00               16094.00               15366.00
                                              14135.00               19669.00               16794.00               15374.00
                                              13999.00               19824.00               16897.00               14937.00
                                              13493.00               19011.00               16350.00               15361.00
                                              13882.00               20144.00               17102.00               16047.00
                                              14569.00               21376.00               17888.00               16529.00
6/30/97                                       14992.00               22326.00               18519.00               16430.00
                                              15912.50               24103.20               19105.70               17350.10
                                              15428.80               22753.40               18378.10               16897.20
                                              16143.10               24000.30               19097.80               17530.90
                                              15923.60               23198.70               18837.30               17229.40
                                              16086.00               24272.80               19400.60               17484.30
                                              16250.10               24690.20               19682.30               17713.40
                                              16199.70               24964.30               19924.40               17823.20
                                              16849.30               26764.20               20770.30               18557.50
                                              17299.20               28134.60               21434.20               19079.00
                                              17311.30               28418.70               21606.90               19201.10
                                              17081.10               27929.90               21476.40               19007.20
6/30/98                                       17369.70               29063.90               22087.20               19290.40
                                              16879.00               28755.80               21952.50               19006.80
                                              15089.80               24597.70               20220.40               17341.80
                                              15701.00               26174.40               21229.40               18045.90
                                              16412.20               28302.40               22206.00               18762.30
                                              16994.80               30017.50               23067.60               19430.30
                                              17997.60               31746.50               23886.50               20085.10
                                              18173.90               33073.50               24552.90               20400.40
                                              17348.80               32045.00               23860.50               19843.50
                                              17888.40               33326.80               24480.90               20291.90
                                              18464.40               34616.50               25073.30               20933.20
                                              18375.80               33799.60               24614.50               20652.70
6/30/99                                       19250.40               35675.40               25404.60               21193.80
                                              19325.50               34562.40               24899.10               20808.00
                                              18805.70               34389.50               24816.90               20537.50
                                              18690.90               33447.30               24499.20               20266.40
                                              18958.20               35564.50               25454.70               20833.90
                                              20105.20               36286.40               25760.20               21106.80
                                              21398.00               38423.70               26607.70               21780.10
                                              21297.40               36494.80               25801.50               21187.70
                                              23278.10               35805.10               25636.30               21194.10
                                              25363.80               39306.80               27289.90               22344.90
                                              24118.40               38123.70               26744.10               21944.90
                                              23175.40               37342.10               26404.40               21692.60
6/30/00                                       24445.40               38264.50               27011.70               22080.80

                                GROWTH OF A $10,000 INVESTMENT
                                           60% S&P 500/                                    AGGREGATE ANNUAL TOTAL RETURNS
                    BALANCED                 40% LEHMAN    LIPPER BALANCED                      ONE     FIVE       SINCE
                        FUND    S&P 500     GOV'T/CORP.      FUNDS AVERAGE                     YEAR    YEARS   INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
Class K             $ 24,445    $38,264    $     27,012    $        22,081                   27.01%   16.78%      13.21%

           ---------------------------------------------------------------------

All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Figures for the Standard & Poor's Composite 500 Index ("S&P 500"), an unmanaged index of common stock prices, include reinvestment of dividends. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.

                                      xviii

           ---------------------------------------------------------------------

EQUITY INCOME FUND (FORMERLY GROWTH & INCOME FUND)
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                                                          LIPPER EQUITY INCOME
                                                         CLASS K                     S&P 500                  FUNDS AVERAGE
                                                         -------                     -------              --------------------
7/5/94                                                  10000.00                    10000.00                    10000.00
                                                        10090.00                    10328.00                    10263.00
                                                        10190.00                    10750.00                    10591.00
                                                        10130.00                    10487.00                    10400.00
                                                        10154.00                    10723.00                    10459.00
                                                         9902.00                    10333.00                    10058.00
                                                         9944.00                    10486.00                    10131.00
                                                        10239.00                    10757.00                    10323.00
2/28/95                                                 10594.00                    11176.00                    10654.00
                                                        10796.00                    11506.00                    10909.00
                                                        11052.00                    11844.00                    11156.00
                                                        11442.00                    12317.00                    11491.00
6/30/95                                                 11502.00                    12602.00                    11643.00
                                                        11657.00                    13020.00                    11970.00
                                                        11709.00                    13053.00                    12102.00
                                                        12221.00                    13603.00                    12501.00
                                                        12242.00                    13555.00                    12363.00
                                                        12825.00                    14149.00                    12890.00
                                                        13321.00                    14422.00                    13209.00
                                                        13648.00                    14912.00                    13516.00
                                                        13606.00                    15051.00                    13635.00
                                                        13750.00                    15195.00                    13818.00
                                                        13633.00                    15419.00                    13987.00
                                                        13782.00                    15816.00                    14213.00
6/30/96                                                 13914.00                    15877.00                    14232.00
                                                        13445.00                    15176.00                    13709.00
                                                        13765.00                    15497.00                    14065.00
                                                        14322.00                    16368.00                    14601.00
                                                        14740.00                    16819.00                    14932.00
                                                        15577.00                    18089.00                    15777.00
                                                        15433.00                    17731.00                    15693.00
                                                        16000.00                    18838.00                    16285.00
                                                        16325.00                    18986.00                    16464.00
                                                        15884.00                    18208.00                    15954.00
                                                        16350.00                    19294.00                    16421.00
                                                        17188.00                    20473.00                    17372.00
6/30/97                                                 17826.00                    21383.00                    18016.00
                                                        19113.60                    23085.10                    19169.00
                                                        18375.80                    21792.30                    18618.90
                                                        19393.80                    22986.50                    19555.40
                                                        19147.50                    22218.80                    18970.70
                                                        19653.00                    23247.50                    19555.00
                                                        20376.20                    23647.40                    20018.40
                                                        20488.30                    23909.90                    20004.40
                                                        21420.50                    25633.80                    21126.70
                                                        22564.40                    26946.20                    22068.90
                                                        22341.00                    27218.40                    22073.30
                                                        21963.40                    26750.20                    21720.20
6/30/98                                                 21923.90                    27836.30                    21854.80
                                                        21042.30                    27541.20                    21227.60
                                                        18729.80                    23558.80                    18599.60
                                                        19728.10                    25068.90                    19618.90
                                                        20615.80                    27107.00                    20794.10
                                                        21446.70                    28749.60                    21673.70
                                                        22407.50                    30405.60                    22239.30
                                                        22268.60                    31676.60                    22165.90
                                                        22034.70                    30691.40                    21680.50
                                                        23235.60                    31919.10                    22140.10
                                                        23235.60                    33154.40                    23707.70
                                                        22877.80                    32371.90                    23465.80
6/30/99                                                 23452.00                    34168.60                    24186.20
                                                        23170.60                    33102.50                    23559.80
                                                        22264.60                    32937.00                    22961.40
                                                        21436.40                    32034.50                    22134.80
                                                        22533.90                    34062.30                    22871.90
                                                        21977.30                    34753.80                    22707.20
                                                        22324.60                    36800.80                    22959.30
                                                        21009.70                    34953.40                    22084.50
                                                        19120.90                    34292.70                    20772.70
                                                        20642.90                    37646.60                    22783.50
                                                        20675.90                    36513.40                    22740.20
                                                        20477.50                    35764.90                    23047.20
6/30/00                                                 19584.70                    36648.30                    22547.10

                             GROWTH OF A $10,000 INVESTMENT                               AVERAGE ANNUAL TOTAL RETURNS
                          EQUITY INCOME
                         FUND (FORMERLY             LIPPER EQUITY
                        GROWTH & INCOME              INCOME FUNDS                            ONE     FIVE       SINCE
                                   FUND   S&P 500         AVERAGE                           YEAR    YEARS   INCEPTION
-----------------------------------------------------------------------------------------------------------------------------
Class K                         $19,585   $36,648         $22,547                       (16.49)%   11.23%      11.87%

INDEX 500 FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                                                          LIPPER S&P 500 FUNDS
                                                         CLASS K                     S&P 500                     AVERAGE
                                                         -------                     -------              --------------------
12/7/92                                                 10000.00                    10000.00                    10000.00
                                                        10017.00                    10122.00                    10120.00
                                                        10109.00                    10207.00                    10198.00
2/28/93                                                 10243.00                    10346.00                    10335.00
                                                        10457.00                    10564.00                    10550.00
                                                        10201.00                    10309.00                    10288.00
                                                        10470.00                    10584.00                    10557.00
                                                        10497.00                    10615.00                    10582.00
                                                        10450.00                    10572.00                    10535.00
                                                        10839.00                    10972.00                    10927.00
                                                        10757.00                    10888.00                    10843.00
                                                        10980.00                    11113.00                    11063.00
                                                        10870.00                    11007.00                    10953.00
                                                        10998.00                    11140.00                    11082.00
                                                        11371.00                    11519.00                    11451.00
2/28/94                                                 11050.00                    11206.00                    11132.00
                                                        10574.00                    10718.00                    10646.00
                                                        10698.00                    10856.00                    10782.00
                                                        10864.00                    11033.00                    10953.00
                                                        10597.00                    10763.00                    10682.00
                                                        10936.00                    11116.00                    11028.00
                                                        11372.00                    11571.00                    11472.00
                                                        11084.00                    11288.00                    11189.00
                                                        11338.00                    11542.00                    11438.00
                                                        10928.00                    11122.00                    11021.00
                                                        11089.00                    11287.00                    11181.00
                                                        11365.00                    11579.00                    11468.00
2/28/95                                                 11813.00                    12030.00                    11909.00
                                                        12154.00                    12384.00                    12254.00
                                                        12508.00                    12749.00                    12609.00
                                                        12997.00                    13257.00                    13104.00
6/30/95                                                 13288.00                    13565.00                    13402.00
                                                        13731.00                    14015.00                    13839.00
                                                        13760.00                    14050.00                    13871.00
                                                        14331.00                    14642.00                    14448.00
                                                        14283.00                    14590.00                    14396.00
                                                        14902.00                    15230.00                    15021.00
                                                        15187.00                    15523.00                    15303.00
                                                        15697.00                    16051.00                    15816.00
                                                        15809.00                    16200.00                    15955.00
                                                        15961.00                    16356.00                    16110.00
                                                        16197.00                    16597.00                    16343.00
                                                        16597.00                    17024.00                    16759.00
6/30/96                                                 16660.00                    17089.00                    16822.00
                                                        15928.00                    16335.00                    16076.00
                                                        16248.00                    16680.00                    16407.00
                                                        17154.00                    17618.00                    17323.00
                                                        17630.00                    18104.00                    17798.00
                                                        18935.00                    19471.00                    19130.00
                                                        18550.00                    19085.00                    18747.00
                                                        19681.00                    20277.00                    19906.00
                                                        19828.00                    20436.00                    20057.00
                                                        18993.00                    19598.00                    19226.00
                                                        20117.00                    20767.00                    20364.00
                                                        21337.00                    22037.00                    21594.00
6/30/97                                                 22290.00                    23016.00                    22555.00
                                                        24046.40                    24848.10                    24330.10
                                                        22695.00                    23456.60                    22970.00
                                                        23918.30                    24742.00                    24210.40
                                                        23117.00                    23915.60                    23399.40
                                                        24164.20                    25022.90                    24459.30
                                                        24582.30                    25453.30                    24865.40
                                                        24840.40                    25735.80                    25136.40
                                                        26601.60                    27591.40                    26928.60
                                                        27947.60                    29004.10                    28288.50
                                                        28229.90                    29297.00                    28560.10
                                                        27735.90                    28907.40                    28057.40
6/30/98                                                 28848.10                    30081.00                    29183.90
                                                        28530.80                    29640.50                    28865.80
                                                        24388.10                    25354.50                    24694.70
                                                        25956.20                    26979.70                    26270.20
                                                        28050.90                    29173.20                    28395.50
                                                        29719.90                    30941.10                    30104.90
                                                        31431.80                    32723.30                    31845.00
                                                        32726.80                    34091.10                    33141.00
                                                        31695.90                    33030.90                    32100.40
                                                        32935.20                    34352.10                    33371.60
                                                        34183.50                    35681.60                    34636.40
                                                        33366.50                    34839.50                    33801.60
6/30/99                                                 35194.90                    36773.10                    35657.30
                                                        34089.80                    35625.70                    34534.10
                                                        33909.10                    35447.60                    34344.20
                                                        32963.10                    34476.40                    33389.40
                                                        35033.20                    36658.70                    35482.90
                                                        35716.30                    37402.90                    36174.90
                                                        37812.90                    39605.90                    38287.50
                                                        35884.40                    37617.70                    36350.10
                                                        35199.00                    36906.70                    35644.90
                                                        38620.40                    40516.20                    39106.10
                                                        37446.30                    39296.60                    37913.30
                                                        36652.40                    38491.10                    37113.40
6/30/00                                                 37532.10                    39441.80                    37981.80

                             GROWTH OF A $10,000 INVESTMENT
                                                        LIPPER                        AVERAGE ANNUAL TOTAL RETURNS
                           INDEX 500                   S&P 500                           ONE    FIVE       SINCE
                                FUND   S&P 500   FUNDS AVERAGE                          YEAR   YEARS   INCEPTION
------------------------------------------------------------------------------------------------------------------------
Class K                      $37,532   $39,442         $37,982                         6.63%   23.07%     19.09%

           ---------------------------------------------------------------------

All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that, an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Figures for the S&P 500, an unmanaged index of common stock prices, include reinvestment of dividends.

           ---------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                             FT/S&P ACTUARIES WORLD       LIPPER INTERNATIONAL
                                                         CLASS K                  INDEX EX U.S.               FUNDS AVERAGE
                                                         -------             ----------------------       --------------------
11/23/92                                                10000.00                    10000.00                    10000.00
                                                        10134.00                    10000.00                    10000.00
                                                        10172.00                    10031.40                    10132.00
                                                        10044.00                    10035.10                    10172.00
2/28/93                                                 10296.00                    10375.70                    10412.00
                                                        10634.00                    11294.40                    11013.00
                                                        10847.00                    12340.30                    10571.00
                                                        11050.00                    12685.30                    11819.00
                                                        10963.00                    12374.70                    11576.00
                                                        11331.00                    12926.50                    11929.00
                                                        11979.00                    13534.60                    12658.00
                                                        11882.00                    13170.60                    12575.00
                                                        12637.00                    13522.90                    13144.00
                                                        12250.00                    12373.90                    12644.00
                                                        13479.00                    13259.00                    13857.00
                                                        13856.00                    14375.80                    14699.00
2/28/94                                                 13237.00                    14353.90                    14369.00
                                                        12231.00                    13793.30                    13721.00
                                                        12521.00                    14364.10                    14078.00
                                                        12628.00                    14318.80                    14052.00
                                                        12095.00                    14492.00                    13880.00
                                                        12657.00                    14644.10                    14283.00
                                                        13005.00                    14994.90                    14716.00
                                                        12618.00                    14586.30                    14345.00
                                                        12918.00                    15052.60                    14616.00
                                                        12453.00                    14306.40                    13923.00
                                                        12325.00                    14367.80                    13771.00
                                                        11741.00                    13759.00                    13113.00
2/28/95                                                 11965.00                    13650.80                    13154.00
                                                        12296.00                    14501.50                    13589.00
                                                        12705.00                    15082.60                    14039.00
                                                        12891.00                    14883.80                    14171.00
6/30/95                                                 13076.00                    14615.50                    14181.00
                                                        13690.00                    15538.70                    14956.00
                                                        13397.00                    14973.70                    14672.00
                                                        13758.00                    15227.30                    14911.00
                                                        13670.00                    14829.70                    14616.00
                                                        13738.00                    15278.50                    14791.00
                                                        14018.00                    15869.00                    15231.00
                                                        14156.00                    16018.90                    15566.00
                                                        14175.00                    16007.20                    15629.00
                                                        14372.00                    16336.80                    15892.00
                                                        14824.00                    16858.70                    16396.00
                                                        14745.00                    16580.90                    16348.00
6/30/96                                                 14814.00                    16662.00                    16459.00
                                                        14333.00                    16128.70                    15862.00
                                                        14608.00                    16222.90                    16065.00
                                                        14873.00                    16660.60                    16412.00
                                                        14873.00                    16513.70                    16362.00
                                                        15452.00                    17148.70                    17095.00
                                                        15424.00                    16899.50                    17195.00
                                                        15258.00                    16364.70                    17122.00
                                                        15402.00                    16674.50                    17363.00
                                                        15336.00                    16618.90                    17420.00
                                                        15535.00                    16718.30                    17478.00
                                                        16707.00                    17896.10                    18509.00
6/30/97                                                 17494.00                    18814.60                    19374.00
                                                        17849.70                    19132.50                    19902.90
                                                        16626.90                    17699.50                    18458.00
                                                        17450.00                    18644.70                    19596.80
                                                        16116.80                    17186.70                    18119.20
                                                        15794.50                    16934.00                    17950.70
                                                        15908.20                    17032.20                    18099.70
                                                        16425.20                    17732.30                    18525.00
                                                        17665.30                    18877.80                    19747.70
                                                        18315.40                    19478.10                    20756.80
                                                        18471.10                    19577.40                    21041.20
                                                        18206.90                    19428.60                    21062.20
6/30/98                                                 18236.10                    19337.30                    20656.10
                                                        18101.60                    19408.90                    20955.60
                                                        15286.80                    16814.00                    17963.20
                                                        15167.60                    16449.10                    17316.50
                                                        16833.00                    18200.90                    18601.40
                                                        17550.10                    19172.80                    19563.10
                                                        17999.40                    19792.10                    20163.70
                                                        18433.20                    19740.70                    20320.90
                                                        18259.90                    19296.50                    19784.50
                                                        19065.10                    20240.10                    20474.90
                                                        19957.40                    21260.20                    21414.70
                                                        19115.20                    20188.70                    20534.60
6/30/99                                                 20231.50                    21044.70                    21614.70
                                                        20381.20                    21695.00                    22172.40
                                                        20556.50                    21938.00                    22365.30
                                                        20712.70                    22183.70                    22450.30
                                                        21947.20                    23040.00                    23312.30
                                                        23637.20                    23975.40                    25112.10
                                                        25958.30                    26090.00                    28130.50
                                                        24351.50                    24448.90                    26544.00
                                                        25298.80                    24813.20                    28123.30
                                                        26191.80                    25867.80                    28345.50
                                                        24777.40                    24569.20                    26556.90
                                                        24063.90                    23878.80                    25696.50
6/30/00                                                 24985.50                    24955.80                    26834.80

                              GROWTH OF A $10,000 INVESTMENT                               AVERAGE ANNUAL TOTAL RETURN
                                             FT/S&P
                        INTERNATIONAL     ACTUARIES          LIPPER
                               EQUITY   WORLD INDEX   INTERNATIONAL                           ONE     FIVE       SINCE
                                 FUND       EX U.S.   FUNDS AVERAGE                          YEAR    YEARS   INCEPTION
Class K                 $      24,986   $    24,956   $      26,835                        23.51%   13.83%      12.80%

           ---------------------------------------------------------------------

All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that, an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The FT/S&P Actuaries World Index ex U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The Index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends.

           ---------------------------------------------------------------------

MICRO-CAP EQUITY FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                                                          LIPPER MICRO-CAP FUND
                                                         CLASS K            WILSHIRE MICRO-CAP INDEX             AVERAGE
                                                         -------            ------------------------      ---------------------
12/31/96                                                10000.00                    10000.00                    10000.00
                                                        10464.00                    10474.00                    10421.00
                                                        10781.00                    10253.00                    10107.00
                                                        10010.00                     9788.00                     9494.00
                                                         9664.00                     9474.00                     9204.00
                                                        11117.00                    10382.00                    10343.00
6/30/97                                                 12681.00                    11052.00                    11146.00
                                                        14491.20                    11620.10                    11936.30
                                                        15856.30                    12119.70                    12585.60
                                                        17844.70                    13252.90                    13785.00
                                                        17746.50                    12791.70                    13294.20
                                                        17478.60                    12546.10                    13066.90
                                                        17148.20                    12419.40                    12885.30
                                                        16891.00                    12331.20                    12748.70
                                                        18146.00                    13083.40                    13653.90
                                                        18793.80                    13724.50                    14419.80
                                                        18711.10                    14016.90                    14665.00
                                                        17537.90                    13328.60                    13861.30
6/30/98                                                 17487.10                    13266.00                    13813.50
                                                        16488.50                    12422.00                    13020.60
                                                        12127.30                     9807.18                    10325.30
                                                        12517.80                    10167.10                    10882.90
                                                        12898.40                    10380.60                    11134.30
                                                        14759.60                    11179.90                    12258.90
                                                        16145.50                    11497.40                    13326.60
                                                        15924.30                    12026.30                    13833.00
                                                        15209.30                    11202.50                    12951.90
                                                        14715.00                    10873.20                    13060.70
                                                        16804.60                    11862.60                    14155.20
                                                        17550.70                    12154.40                    14616.60
6/30/99                                                 19063.60                    13146.20                    15921.90
                                                        19179.80                    13276.40                    16097.00
                                                        19348.60                    12875.40                    16063.20
                                                        19064.20                    12709.30                    16074.50
                                                        19767.70                    12642.00                    16278.60
                                                        23685.60                    14076.80                    17471.80
                                                        28171.70                    16194.00                    19365.80
                                                        29642.20                    17120.30                    18966.80
                                                        37331.40                    21816.40                    21942.70
                                                        35472.30                    19549.70                    21622.40
                                                        29505.90                    16316.20                    20335.80
                                                        25304.20                    14691.10                    19221.40
6/30/00                                                 30198.10                    17667.50                    21260.80

                               GROWTH OF A $10,000 INVESTMENT                                AVERAGE ANNUAL TOTAL RETURNS
                                                               LIPPER
                          MICRO-CAP          WILSHIRE       MICRO-CAP
                        EQUITY FUND   MICRO-CAP INDEX   FUNDS AVERAGE                         ONE YEAR    SINCE INCEPTION
Class K                 $    30,198   $        17,667   $      21,261                          58.40%             37.10%

MULTI-SEASON GROWTH FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                                                           LIPPER GROWTH FUNDS
                                                         CLASS K                     S&P 500                     AVERAGE
                                                         -------                     -------               -------------------
6/23/95                                                 10000.00                    10000.00                    10000.00
6/30/95                                                  9852.00                    10000.00                    10000.00
                                                        10189.00                    10331.00                    10484.70
                                                        10164.00                    10357.00                    10565.00
                                                        10598.00                    10794.00                    10869.00
                                                        10607.00                    10755.00                    10703.00
                                                        11221.00                    11227.00                    11075.00
                                                        11240.00                    11443.00                    11105.00
                                                        11714.00                    11832.00                    11348.00
                                                        11883.00                    11942.00                    11604.00
                                                        11958.00                    12057.00                    11702.00
                                                        12144.00                    12235.00                    12081.00
                                                        12382.00                    12550.00                    12398.00
6/30/96                                                 12568.00                    12598.00                    12227.00
                                                        12059.00                    12042.00                    11500.00
                                                        12390.00                    12296.00                    11901.00
                                                        13250.00                    12988.00                    12585.00
                                                        13369.00                    13346.00                    12675.00
                                                        14182.00                    14353.00                    13438.00
                                                        13750.00                    14069.00                    13234.00
                                                        14258.00                    14948.00                    13918.00
                                                        14267.00                    15065.00                    13706.00
                                                        13652.00                    14447.00                    13070.00
                                                        14329.00                    15309.00                    13570.00
                                                        15380.00                    16245.00                    14563.00
6/30/97                                                 16030.00                    16967.00                    15130.00
                                                        17259.00                    18317.60                    16402.40
                                                        16422.00                    17291.80                    15857.90
                                                        17392.50                    18239.40                    16741.20
                                                        16964.60                    17630.20                    16106.70
                                                        17356.50                    18446.50                    16377.30
                                                        17901.50                    18763.70                    16532.80
                                                        17704.60                    18972.00                    16610.60
                                                        19276.80                    20339.90                    17864.60
                                                        20155.80                    21381.30                    18657.80
                                                        20137.70                    21597.30                    18879.90
                                                        19547.60                    21225.80                    18326.70
6/30/98                                                 20044.10                    22087.60                    18991.90
                                                        19511.80                    21853.40                    18551.30
                                                        16227.90                    18693.40                    15512.60
                                                        17201.60                    19891.70                    16432.50
                                                        18521.00                    21508.90                    17597.60
                                                        19343.30                    22812.30                    18665.80
                                                        20600.60                    24126.30                    20136.60
                                                        21037.30                    25134.80                    20960.20
                                                        20246.30                    24353.10                    20107.10
                                                        21106.80                    25327.20                    20987.80
                                                        21573.30                    26307.40                    21594.40
                                                        20964.90                    25686.50                    21197.00
6/30/99                                                 22331.80                    27112.10                    22468.80
                                                        21673.00                    26266.20                    21882.40
                                                        21003.30                    26134.90                    21670.20
                                                        20812.20                    25418.80                    21152.20
                                                        21490.70                    27027.80                    22199.30
                                                        21673.30                    27576.40                    22969.60
                                                        22921.70                    29200.70                    24830.10
                                                        21108.60                    27734.80                    23906.40
                                                        20684.30                    27210.60                    24731.20
                                                        22506.60                    29871.80                    26348.60
                                                        22160.00                    28972.70                    25405.40
                                                        21583.90                    28378.80                    24747.40
6/30/00                                                 22386.80                    29079.70                    25623.40

                           GROWTH OF A $10,000 INVESTMENT
                       MULTI-SEASON             LIPPER GROWTH                           AVERAGE ANNUAL TOTAL RETURNS
                        GROWTH FUND   S&P 500   FUNDS AVERAGE                      ONE YEAR   FIVE YEARS   SINCE INCEPTION
Class K                $    22,387    $29,080   $      25,623                         0.27%       17.84%            17.41%

           ---------------------------------------------------------------------

All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that, an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The Wilshire Micro-Cap Index consists of all issues in the Wilshire 5000 Index that rank below the 2,501st company based on size. The Wilshire 5000 Index contains all publicly traded U.S. stocks, but excludes REITs and limited partnerships. Figures for the S&P 500, an unmanaged index of common stock prices, include reinvestment of dividends.

           ---------------------------------------------------------------------

REAL ESTATE EQUITY INVESTMENT FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                                                        LIPPER REAL ESTATE FUNDS
                                                         CLASS K                     NAREIT                      AVERAGE
                                                         -------                     ------             ------------------------
10/3/96                                                 10000.00                    10000.00                    10000.00
                                                        10149.00                    10297.00                    10191.00
                                                        10640.00                    10767.00                    10641.00
                                                        11674.00                    11885.00                    11602.00
                                                        11798.00                    12018.00                    11798.00
                                                        11737.00                    11994.00                    11832.00
                                                        11809.00                    11969.00                    11797.00
                                                        11385.00                    11641.00                    11383.00
                                                        11629.00                    11983.00                    11786.00
6/30/97                                                 12311.00                    12566.00                    12429.00
                                                        12864.10                    12954.30                    12974.60
                                                        12826.80                    12923.20                    12913.70
                                                        14115.90                    14051.40                    14114.60
                                                        13604.90                    13672.00                    13654.50
                                                        13781.80                    13967.30                    13818.30
                                                        14246.20                    14297.00                    14183.10
                                                        14061.00                    14221.20                    14004.40
                                                        13784.00                    13979.40                    13975.00
                                                        14135.50                    14229.70                    14297.80
                                                        13680.40                    13765.80                    13900.40
                                                        13535.40                    13669.40                    13703.00
6/30/98                                                 13408.10                    13576.40                    13552.60
                                                        12499.20                    12696.40                    12711.00
                                                        11286.80                    11497.80                    11333.10
                                                        12142.30                    12148.60                    11879.30
                                                        11840.00                    11923.90                    11773.60
                                                        11938.20                    12099.20                    12037.30
                                                        11799.70                    11794.30                    11974.80
                                                        11537.80                    11547.80                    11710.10
                                                        11497.40                    11276.40                    11505.20
                                                        11265.20                    11225.60                    11417.80
                                                        12435.60                    12291.00                    12634.90
                                                        12695.50                    12561.30                    12893.90
6/30/99                                                 12517.80                    12357.80                    12750.80
                                                        12025.80                    11964.90                    12300.70
                                                        11837.00                    11812.90                    12062.00
                                                        11233.30                    11364.00                    11584.40
                                                        10905.30                    11084.50                    11294.80
                                                        10802.80                    10903.80                    11146.80
                                                        11206.80                    11249.40                    11565.90
                                                        11153.00                    11286.60                    11467.60
                                                        10957.90                    11152.30                    11280.70
                                                        11386.30                    11519.20                    11773.70
                                                        12002.30                    12293.30                    12376.50
                                                        11989.10                    12413.70                    12496.50
6/30/00                                                 12587.40                    12732.80                    13012.60

                             GROWTH OF A $10,000 INVESTMENT
                            REAL ESTATE                   LIPPER                          AVERAGE ANNUAL TOTAL RETURNS
                                 EQUITY              REAL ESTATE                                  ONE             SINCE
                        INVESTMENT FUND   NAREIT   FUNDS AVERAGE                                 YEAR         INCEPTION
Class K                 $        12,587   $12,733  $      13,013                             0.55%             6.34%

SMALL-CAP VALUE FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                                                          LIPPER SMALL COMPANY
                                                         CLASS K                  RUSSELL 2000            GROWTH FUNDS AVERAGE
                                                         -------                  ------------            --------------------
12/31/96                                                10000.00                    10000.00                    10000.00
                                                        10833.00                    10200.00                    10249.00
                                                        10833.00                     9952.00                     9818.00
                                                        10456.00                     9483.00                     9314.00
                                                        10446.00                     9509.00                     9250.00
                                                        11280.00                    10567.00                    10357.00
6/30/97                                                 11985.00                    11020.00                    10899.00
                                                        12771.30                    11532.40                    11578.00
                                                        13418.80                    11796.50                    11789.90
                                                        14685.60                    12660.00                    12683.60
                                                        14206.80                    12104.30                    12120.40
                                                        14097.40                    12025.60                    11942.20
                                                        14417.50                    12236.00                    12042.50
                                                        14166.60                    12042.70                    11835.40
                                                        14951.40                    12932.70                    12756.20
                                                        15594.30                    13465.50                    13349.40
                                                        15834.50                    13539.50                    13458.80
                                                        15049.10                    12809.80                    12699.80
6/30/98                                                 14925.70                    12836.70                    13665.00
                                                        14087.30                    11799.70                    12682.50
                                                        11416.40                     9508.18                    10143.50
                                                        11943.80                    10252.70                    10725.70
                                                        11860.20                    10671.00                    11153.60
                                                        12510.20                    11230.10                    11876.40
                                                        13460.90                    11925.30                    12748.10
                                                        13041.00                    12083.90                    12796.60
                                                        12319.80                    11105.10                    11751.10
                                                        12008.10                    11278.30                    11979.10
                                                        12719.00                    12288.90                    12746.90
                                                        13095.50                    12468.30                    12991.70
6/30/99                                                 14126.10                    13031.90                    13856.20
                                                        13587.90                    12674.80                    13757.80
                                                        12434.30                    12205.80                    13391.90
                                                        12240.30                    12208.30                    13401.20
                                                        11712.70                    12258.30                    13571.40
                                                        12036.00                    12990.10                    14566.20
                                                        12758.20                    14460.60                    16145.20
                                                        11853.60                    14227.80                    15812.60
                                                        12554.20                    16576.80                    18293.60
                                                        12910.70                    15484.40                    18026.50
                                                        12781.60                    14552.20                    16953.90
                                                        12575.80                    13703.80                    16024.90
6/30/00                                                 13176.90                    14898.80                    17725.10

                           GROWTH OF A $10,000 INVESTMENT
                                                  LIPPERSMALL                          AVERAGE ANNUAL TOTAL RETURNS
                         SMALL CAP   RUSSELL   COMPANY GROWTH                                  ONE             SINCE
                        VALUE FUND      2000    FUNDS AVERAGE                                 YEAR         INCEPTION
Class K                 $   13,177   $14,899   $       17,725                           (6.73)%             8.21%

           ---------------------------------------------------------------------

All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that, an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

National Association of Real Estate Investment Trusts ("NAREIT") are equity real estate investment trusts which are defined as those which derive more than 75% of their income from equity investments in real estate assets. The NAREIT equity index includes all tax qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and the NASDAQ.

           ---------------------------------------------------------------------

SMALL COMPANY GROWTH FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                                                          LIPPER SMALL COMPANY
                                                         CLASS K                  RUSSELL 2000            GROWTH FUNDS AVERAGE
                                                         -------                  ------------            --------------------
11/23/92                                                10000.00                    10000.00                    10000.00
                                                        10187.00                    10000.00                    10000.00
                                                        10438.00                    10348.00                    10333.00
                                                        10739.00                    10698.00                    10574.00
2/28/93                                                 10325.00                    10451.00                    10210.00
                                                        10731.00                    10790.00                    10570.00
                                                        10089.00                    10494.00                    10234.00
                                                        10511.00                    10958.00                    10775.00
                                                        10568.00                    11027.00                    10857.00
                                                        10552.00                    11179.00                    10926.00
                                                        10990.00                    11662.00                    11463.00
                                                        11412.00                    11991.00                    11828.00
                                                        11510.00                    12300.00                    12013.00
                                                        11080.00                    11895.00                    11623.00
                                                        11810.00                    12302.00                    12108.00
                                                        11777.00                    12687.00                    12432.00
2/28/94                                                 11885.00                    12641.00                    12421.00
                                                        11157.00                    11974.00                    11765.00
                                                        11281.00                    12045.00                    11762.00
                                                        10983.00                    11910.00                    11557.00
                                                        10355.00                    11505.00                    11130.00
                                                        10529.00                    11694.00                    11332.00
                                                        11364.00                    12346.00                    12013.00
                                                        11455.00                    12305.00                    12061.00
                                                        11662.00                    12256.00                    12208.00
                                                        11050.00                    11761.00                    11759.00
                                                        11487.00                    12077.00                    12020.00
                                                        11098.00                    11925.00                    11891.00
2/28/95                                                 11503.00                    12421.00                    12394.00
                                                        11926.00                    12635.00                    12717.00
                                                        11735.00                    12916.00                    12877.00
                                                        11909.00                    13138.00                    13077.00
6/30/95                                                 12655.00                    13819.00                    13842.00
                                                        13789.00                    14615.00                    14865.00
                                                        13822.00                    14918.00                    15107.00
                                                        14303.00                    15184.00                    15514.00
                                                        14187.00                    14505.00                    15028.00
                                                        14609.00                    15115.00                    15580.00
                                                        14892.00                    15513.00                    15769.00
                                                        15007.00                    15497.00                    15669.00
                                                        15595.00                    15980.00                    16316.00
                                                        16574.00                    16305.00                    16709.00
                                                        18105.00                    17177.00                    17896.00
                                                        19093.00                    17854.00                    18582.00
6/30/96                                                 18764.00                    17121.00                    17860.00
                                                        16859.00                    15626.00                    16298.00
                                                        17909.00                    16533.00                    17293.00
                                                        19298.00                    17179.00                    18194.00
                                                        18942.00                    16914.00                    17816.00
                                                        19805.00                    17611.00                    18378.00
                                                        20385.00                    18073.00                    18599.00
                                                        20581.00                    18434.00                    19074.00
                                                        19456.00                    17987.00                    18302.00
                                                        17990.00                    17138.00                    17342.00
                                                        17990.00                    17186.00                    17278.00
                                                        20591.00                    19098.00                    19293.00
6/30/97                                                 22315.00                    19917.00                    20254.00
                                                        23687.80                    20843.10                    21515.80
                                                        24194.70                    21320.40                    21909.60
                                                        27032.80                    22881.10                    23570.30
                                                        25619.00                    21876.60                    22523.80
                                                        24855.50                    21734.40                    22192.70
                                                        25539.10                    22114.80                    22379.10
                                                        24673.30                    21765.40                    21994.20
                                                        26143.80                    23373.80                    23705.30
                                                        27262.80                    24336.80                    24807.60
                                                        27350.00                    24470.70                    25011.10
                                                        25151.10                    23151.70                    23600.40
6/30/98                                                 25075.60                    23200.30                    25394.10
                                                        23528.50                    21326.00                    23568.20
                                                        18114.60                    17184.50                    18849.90
                                                        19784.70                    18530.00                    19931.80
                                                        20902.60                    19286.00                    20727.10
                                                        22296.80                    20296.60                    22070.20
                                                        23619.00                    21553.00                    23690.20
                                                        23524.50                    21839.60                    23780.20
                                                        20673.30                    20070.60                    21837.40
                                                        19645.90                    20383.70                    22261.00
                                                        20362.90                    22210.10                    23687.90
                                                        20863.90                    22534.40                    24142.80
6/30/99                                                 22336.90                    23552.90                    25748.30
                                                        21823.10                    22907.60                    25565.40
                                                        20107.80                    22060.00                    24885.40
                                                        19770.00                    22064.40                    24902.80
                                                        19350.90                    22154.90                    25219.10
                                                        20674.50                    23477.50                    27067.60
                                                        24106.40                    26135.20                    30001.80
                                                        23484.50                    25714.40                    29383.70
                                                        28498.40                    29959.80                    33994.10
                                                        26891.10                    27985.50                    33497.70
                                                        24255.80                    26300.80                    31504.60
                                                        22094.60                    24767.40                    29778.20
6/30/00                                                 26878.10                    26927.10                    32937.60

                                  GROWTH OF A $10,000 INVESTMENT
                                SMALL                       LIPPER SMALL
                              COMPANY       RUSSELL       COMPANY GROWTH
                          GROWTH FUND          2000        FUNDS AVERAGE
--------------------------------------------------------------------------------------
Class K                   $    26,878       $26,927       $       32,938


                                  AVERAGE ANNUAL TOTAL RETURNS
                              ONE             FIVE               SINCE
                             YEAR            YEARS           INCEPTION
--------------------  -----------------------------------------------------
Class K                    20.33%           16.26%              13.88%

FRAMLINGTON EMERGING MARKETS FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                              MSCI EMERGING MARKETS      LIPPER EMERGING MARKETS
                                                         CLASS K                      INDEX                   FUNDS AVERAGE
                                                         -------              ---------------------      -----------------------
1/10/97                                                 10000.00                    10000.00                    10000.00
                                                        10526.80                    10651.00                    10798.00
                                                        10914.50                    11081.30                    11191.00
                                                        10984.10                    10809.80                    10957.20
                                                        11262.50                    10886.60                    11025.10
                                                        11988.10                    11155.50                    11471.60
6/30/97                                                 12869.50                    11800.20                    12107.10
                                                        13188.30                    12015.00                    12467.90
                                                        12978.60                    10627.30                    11340.80
                                                        13387.40                    10708.00                    11794.50
                                                        11444.90                     8950.85                     9996.98
                                                        10996.20                     8624.14                     9637.09
                                                        11217.30                     8831.99                     9783.57
                                                         9927.28                     8139.56                     9078.18
                                                        11012.30                     8989.33                     9886.14
                                                        11431.90                     9379.47                    10260.80
                                                        11534.80                     9277.23                    10351.10
                                                        10276.30                     8006.25                     9027.21
6/30/98                                                  9223.02                     7166.39                     8219.27
                                                         9366.08                     7368.48                     8496.26
                                                         6698.62                     5210.25                     6097.77
                                                         7221.78                     5526.00                     6286.19
                                                         7816.85                     6101.25                     6817.37
                                                         8103.73                     6602.77                     7199.14
                                                         8134.53                     6482.60                     7117.79
                                                         8175.20                     6373.05                     7015.30
                                                         8164.57                     6430.41                     6961.28
                                                         9077.37                     7258.00                     7686.64
                                                        10431.70                     8145.65                     8664.38
                                                        10349.30                     8073.16                     8588.14
6/30/99                                                 11898.60                     8972.50                     9587.80
                                                        11334.60                     8728.45                     9381.66
                                                        11160.00                     8807.88                     9273.77
                                                        10575.30                     8510.17                     8936.21
                                                        11046.90                     8691.44                     9252.55
                                                        12493.00                     9471.06                    10269.40
                                                        15119.00                    10675.80                    12132.30
                                                        15292.90                    10739.80                    12018.20
                                                        15796.00                    10881.60                    12553.00
                                                        16031.30                    10934.90                    12608.30
                                                        13467.90                     9898.29                    11196.20
                                                        12298.90                     9489.49                    10575.90
6/30/00                                                 12944.60                     9823.52                    11101.50

                                     GROWTH OF A $10,000 INVESTMENT
                                                              LIPPER EMERGING
                              FRAMLINGTON    MSCI EMERGING            MARKETS
                            EMERGING FUND    MARKETS INDEX      FUNDS AVERAGE
-------------------------------------------------------------------------------------------
Class K                     $      12,945    $       9,824    $        11,102


                                  AVERAGE ANNUAL TOTAL RETURNS
                               ONE                            SINCE
                              YEAR                        INCEPTION
----------------------  ------------------------------------------------
Class K                      8.79%                            7.72%

           ---------------------------------------------------------------------

All figures cited her represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and the NASDAQ. Figures for the Morgan Stanley (MSCI) Emerging Market Index, an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East, include gross reinvestment of dividends.

                                      xxiii

           ---------------------------------------------------------------------

FRAMLINGTON HEALTHCARE FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                                                                 LIPPER
                                                                                 S&P HEALTHCARE           HEALTH/BIOTECHNOLOGY
                                                         CLASS K                    COMPOSITE                 FUNDS AVERAGE
                                                         -------                 --------------           --------------------
4/1/97                                                  10000.00                    10000.00                    10000.00
                                                         9555.60                    10819.00                     9989.00
                                                        10888.90                    11481.10                    11028.80
6/30/97                                                 11523.80                    12582.20                    11597.90
                                                        11767.20                    12827.50                    11985.30
                                                        11756.60                    11788.50                    11691.70
                                                        13047.50                    12471.00                    12742.80
                                                        12370.30                    12600.70                    12346.50
                                                        12317.10                    13135.00                    12335.30
                                                        12296.20                    13711.60                    12381.00
                                                        12507.70                    14668.70                    12602.60
                                                        13311.90                    15490.20                    13371.40
                                                        13682.00                    16032.30                    13832.70
                                                        13650.50                    16410.70                    13879.70
                                                        12815.10                    16094.00                    13364.80
6/30/98                                                 12497.30                    17270.40                    13584.00
                                                        11703.80                    17361.90                    13320.40
                                                         8846.88                    15412.20                    11125.20
                                                        10350.00                    17241.60                    12500.30
                                                        10805.40                    17865.80                    13019.00
                                                        11397.50                    18957.40                    13688.20
                                                        12431.30                    19774.40                    14818.90
                                                        12784.30                    19871.30                    14996.70
                                                        11417.70                    20111.80                    14390.80
                                                        10873.00                    20648.80                    14513.20
                                                        10649.00                    19364.40                    13999.40
                                                        10927.00                    18808.70                    14038.60
6/30/99                                                 11161.90                    19690.80                    14663.30
                                                        11407.50                    18572.30                    14862.70
                                                        11899.10                    19244.70                    15209.00
                                                        11984.80                    17732.00                    14360.40
                                                        11664.80                    19868.70                    14861.60
                                                        13299.10                    19940.30                    15665.60
                                                        17230.30                    18143.70                    17182.00
                                                        20936.50                    19303.00                    18858.90
                                                        28894.50                    17280.10                    22679.80
                                                        25412.70                    18223.60                    20545.60
                                                        24292.00                    19679.60                    20299.10
                                                        23842.60                    20744.30                    20469.60
6/30/00                                                 30241.90                    22445.30                    24311.70

                         GROWTH OF A $10,000 INVESTMENT
                    FRAMLINGTON          S&P   LIPPER HEALTH/                  AVERAGE ANNUAL TOTAL RETURNS
                     HEALTHCARE   HEALTHCARE    BIOTECHNOLOGY                       ONE             SINCE
                           FUND    COMPOSITE    FUNDS AVERAGE                      YEAR         INCEPTION
---------------------------------------------------------------------------------------------------------------------
Class K             $    30,242   $   22,445   $      24,312                    170.91%            40.57%

FRAMLINGTON INTERNATIONAL GROWTH FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                                                          LIPPER INTERNATIONAL
                                                         CLASS K                 MSCI EAFE INDEX              FUNDS AVERAGE
                                                         -------                 ---------------          --------------------
1/10/97                                                 10000.00                    10000.00                    10000.00
                                                        10070.90                     9650.00                     9967.00
                                                        10202.60                     9814.05                    10107.50
                                                        10121.60                     9852.32                    10129.80
                                                        10162.10                     9906.51                    10150.00
                                                        10901.70                    10553.40                    10750.90
6/30/97                                                 11499.40                    11138.10                    11248.70
                                                        11681.80                    11320.70                    11555.80
                                                        10922.50                    10477.30                    10716.80
                                                        11469.70                    11066.20                    11378.00
                                                        10587.70                    10218.50                    10520.10
                                                        10324.10                    10116.30                    10422.30
                                                        10339.50                    10207.40                    10508.80
                                                        10889.60                    10676.90                    10755.80
                                                        11602.90                    11364.50                    11465.70
                                                        12010.20                    11716.80                    12051.50
                                                        12162.70                    11811.70                    12216.70
                                                        12234.40                    11757.40                    12228.90
6/30/98                                                 12142.70                    11849.10                    12134.70
                                                        12387.30                    11972.30                    12310.70
                                                        10665.40                    10491.30                    10552.70
                                                        10013.80                    10172.40                    10172.80
                                                        10757.80                    11235.40                    10927.60
                                                        11409.70                    11814.00                    11492.60
                                                        11925.50                    12283.00                    11845.40
                                                        12138.90                    12249.90                    11937.80
                                                        11670.30                    11960.80                    11622.60
                                                        12281.90                    12463.10                    12028.30
                                                        12699.50                    12970.40                    12580.40
                                                        12220.70                    12305.00                    12063.30
6/30/99                                                 12995.50                    12787.40                    12697.80
                                                        13382.80                    13171.00                    13025.40
                                                        13687.90                    13222.30                    13138.80
                                                        13737.20                    13358.50                    13188.70
                                                        14411.60                    13862.20                    13695.10
                                                        15658.30                    14347.30                    14752.40
                                                        17314.90                    15637.20                    16525.60
                                                        16611.90                    14645.80                    15593.60
                                                        17686.70                    15042.70                    16521.40
                                                        17973.20                    15629.30                    16651.90
                                                        16898.40                    14810.30                    15601.20
                                                        16239.40                    14451.90                    15095.70
6/30/00                                                 16760.70                    15019.90                    15764.50

                          GROWTH OF A $10,000 INVESTMENT
                      FRAMLINGTON                       LIPPER                  AVERAGE ANNUAL TOTAL RETURNS
                    INTERNATIONAL   MSCI EAFE    INTERNATIONAL                      ONE             SINCE
                      GROWTH FUND       INDEX    FUNDS AVERAGE                     YEAR         INCEPTION
---------------------------------------------------------------------------------------------------------------------
Class K              $    16,761    $  15,020   $       15,764                   28.98%            16.04%

           ---------------------------------------------------------------------

All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The S&P Healthcare Composite is a capitalization-weighted index of all of the stocks in the S&P 500 that are involved in the business of health care related products or services. Figures for the MSCI EAFE Index, an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East, include gross reinvestment of dividends.

           ---------------------------------------------------------------------

BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                             LEHMAN GOV'T/CORP BOND        LIPPER CORP DEBT
                                                  CLASS K                             INDEX              A RATED FUNDS AVERAGE
                                                  -------                    ----------------------      ----------------------

11/23/92                                                         10000.00           10000.00                    10000.00
                                                                  9959.00           10000.00                    10000.00
                                                                 10098.00           10171.10                    10168.00
                                                                 10298.00           10392.00                    10389.00
2/28/93                                                          10524.00           10608.00                    10625.00
                                                                 10608.00           10644.00                    10662.00
                                                                 10690.00           10725.00                    10731.00
                                                                 10656.00           10720.00                    10733.00
                                                                 10890.00           10963.00                    10977.00
                                                                 10948.00           11033.00                    11063.00
                                                                 11204.00           11286.00                    11324.00
                                                                 11261.00           11326.00                    11358.00
                                                                 11329.00           11372.00                    11412.00
                                                                 11193.00           11244.00                    11257.00
                                                                 11226.00           11293.00                    11315.00
                                                                 11395.00           11463.00                    11489.00
2/28/94                                                          11115.00           11213.00                    11231.00
                                                                 10850.00           10939.00                    10928.00
                                                                 10761.00           10848.00                    10812.00
                                                                 10761.00           10828.00                    10776.00
                                                                 10726.00           10803.00                    10739.00
                                                                 10886.00           11019.00                    10933.00
                                                                 10895.00           11023.00                    10934.00
                                                                 10747.00           10856.00                    10763.00
                                                                 10713.00           10844.00                    10735.00
                                                                 10684.00           10825.00                    10713.00
                                                                 10749.00           10896.00                    10795.00
                                                                 10932.00           11106.00                    10985.00
2/28/95                                                          11163.00           11363.00                    11237.00
                                                                 11225.00           11439.00                    11318.00
                                                                 11369.00           11599.00                    11475.00
                                                                 11784.00           12085.00                    11953.00
6/30/95                                                          11865.00           12182.00                    12031.00
                                                                 11854.00           12135.00                    11979.00
                                                                 11990.00           12290.00                    12144.00
                                                                 12097.00           12415.00                    12274.00
                                                                 12269.00           12597.00                    12451.00
                                                                 12440.00           12805.00                    12646.00
                                                                 12628.00           12993.00                    12844.00
                                                                 12701.00           13074.00                    12902.00
                                                                 12445.00           12797.00                    12613.00
                                                                 12365.00           12689.00                    12513.00
                                                                 12272.00           12602.00                    12417.00
                                                                 12243.00           12581.00                    12394.00
6/30/96                                                          12381.00           12749.00                    12549.00
                                                                 12406.00           12779.00                    12601.00
                                                                 12364.00           12748.00                    12570.00
                                                                 12572.00           12974.00                    12798.00
                                                                 12834.00           13277.00                    13098.00
                                                                 13072.00           13522.00                    13357.00
                                                                 12939.00           13371.00                    13210.00
                                                                 12941.00           13387.00                    13232.00
                                                                 12963.00           13415.00                    13274.00
                                                                 12809.00           13256.00                    13096.00
                                                                 12985.00           13449.00                    13277.00
                                                                 13079.00           13575.00                    13395.00
6/30/97                                                          13214.00           13738.00                    13571.00
                                                                 13597.20           14158.40                    13989.00
                                                                 13454.40           13999.80                    13822.50
                                                                 13632.00           14219.60                    14039.50
                                                                 13867.90           14447.10                    14222.00
                                                                 13924.70           14523.70                    14283.20
                                                                 14050.00           14676.20                    14420.30
                                                                 14248.10           14883.10                    14603.50
                                                                 14219.70           14853.40                    14574.20
                                                                 14249.50           14899.40                    14620.90
                                                                 14322.20           14973.90                    14683.80
                                                                 14481.20           15134.10                    14836.50
6/30/98                                                          14610.00           15288.50                    14961.10
                                                                 14621.70           15300.70                    14965.60
                                                                 14914.20           15599.10                    15146.70
                                                                 15281.10           16045.20                    15490.50
                                                                 15135.90           15931.30                    15317.00
                                                                 15190.40           16026.90                    15442.60
                                                                 15249.60           16065.40                    15496.60
                                                                 15353.30           16179.40                    15609.80
                                                                 14994.00           15794.30                    15253.90
                                                                 15087.00           15873.30                    15351.50
                                                                 15105.10           15913.00                    15383.70
                                                                 14940.50           15749.10                    15208.40
6/30/99                                                          14864.30           15700.30                    15126.20
                                                                 14797.40           15656.30                    15064.20
                                                                 14754.50           15643.80                    15022.00
                                                                 14879.90           15784.60                    15163.20
                                                                 14888.80           15825.60                    15178.40
                                                                 14876.90           15816.10                    15178.40
                                                                 14778.70           15719.60                    15094.90
                                                                 14758.00           15714.90                    15051.10
                                                                 14907.10           15911.40                    15207.70
                                                                 15156.00           16140.50                    15409.90
                                                                 15013.60           16061.40                    15286.70
                                                                 14899.50           16047.00                    15225.50
6/30/00                                                          15227.20           16374.30                    15543.70

                                     GROWTH OF A $10,000 INVESTMENT
                                                LEHMAN           LIPPER CORP
                               BOND         GOV'T/CORP          DEBT A RATED
                               FUND         BOND INDEX         FUNDS AVERAGE
------------------------------------------------------------------------------------------
Class K                     $15,245         $   16,374         $      15,544


                                  AVERAGE ANNUAL TOTAL RETURN
                               ONE          FIVE             SINCE
                              YEAR         YEARS         INCEPTION
----------------------  -----------------------------------------------
Class K                      2.68%         5.16%             5.70%

INTERMEDIATE BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                             LEHMAN INT. GOV'T/CORP      LIPPER SHORT INVT.
                                               CLASS K                             BOND INDEX         GRADE DEBT FUNDS AVERAGE
                                               -------                       ----------------------   -------------------------

11/20/92                                                         10000.00           10000.00                    10000.00
                                                                  9961.00           10000.00                    10000.00
                                                                 10069.00           10130.00                    10075.00
                                                                 10241.00           10327.00                    10182.00
2/28/93                                                          10415.00           10490.00                    10277.00
                                                                 10461.00           10532.00                    10314.00
                                                                 10537.00           10617.00                    10371.00
                                                                 10502.00           10593.00                    10375.00
                                                                 10660.00           10759.00                    10452.00
                                                                 10695.00           10786.00                    10490.00
                                                                 10864.00           10957.00                    10578.00
                                                                 10910.00           11002.00                    10611.00
                                                                 10935.00           11032.00                    10644.00
                                                                 10835.00           10970.00                    10642.00
                                                                 10879.00           11020.00                    10688.00
                                                                 11004.00           11143.00                    10761.00
2/28/94                                                          10805.00           10978.00                    10697.00
                                                                 10594.00           10797.00                    10623.00
                                                                 10495.00           10723.00                    10583.00
                                                                 10495.00           10731.00                    10595.00
                                                                 10483.00           10732.00                    10605.00
                                                                 10595.00           10887.00                    10684.00
                                                                 10628.00           10921.00                    10722.00
                                                                 10520.00           10820.00                    10711.00
                                                                 10512.00           10819.00                    10731.00
                                                                 10481.00           10769.00                    10713.00
                                                                 10528.00           10808.00                    10707.00
                                                                 10675.00           10990.00                    10807.00
2/28/95                                                          10864.00           11218.00                    10932.00
                                                                 10920.00           11282.00                    10989.00
                                                                 11034.00           11421.00                    11088.00
                                                                 11359.00           11766.00                    11272.00
6/30/95                                                          11411.00           11845.00                    11338.00
                                                                 11405.00           11847.00                    11373.00
                                                                 11506.00           11955.00                    11445.00
                                                                 11590.00           12041.00                    11507.00
                                                                 11710.00           12176.00                    11597.00
                                                                 11863.00           12336.00                    11690.00
                                                                 11980.00           12465.00                    11778.00
                                                                 12060.00           12573.00                    11869.00
                                                                 11916.00           12425.00                    11827.00
                                                                 11835.00           12361.00                    11820.00
                                                                 11779.00           12317.00                    11830.00
                                                                 11751.00           12308.00                    11852.00
6/30/96                                                          11872.00           12439.00                    11934.00
                                                                 11895.00           12476.00                    11990.00
                                                                 11904.00           12486.00                    12033.00
                                                                 12053.00           12660.00                    12143.00
                                                                 12244.00           12884.00                    12270.00
                                                                 12395.00           13054.00                    12372.00
                                                                 12324.00           12970.00                    12377.00
                                                                 12371.00           13020.00                    12437.00
                                                                 12389.00           13045.00                    12475.00
                                                                 12290.00           12955.00                    12464.00
                                                                 12432.00           13107.00                    12559.00
                                                                 12522.00           13216.00                    12642.00
6/30/97                                                          12624.00           13337.00                    12726.00
                                                                 12849.10           13607.70                    12929.60
                                                                 12802.80           13539.70                    12892.10
                                                                 12916.80           13696.80                    13019.80
                                                                 13060.10           13848.80                    13117.40
                                                                 13083.70           13879.30                    13143.60
                                                                 13179.20           13990.30                    13229.10
                                                                 13322.80           14173.60                    13374.60
                                                                 13316.20           14162.20                    13373.20
                                                                 13349.50           14207.50                    13424.10
                                                                 13430.90           14278.60                    13483.10
                                                                 13522.20           14382.80                    13568.10
6/30/98                                                          13599.30           14474.90                    13634.60
                                                                 13626.50           14525.50                    13679.50
                                                                 13814.50           14753.60                    13805.40
                                                                 14079.80           15123.90                    14052.50
                                                                 14058.60           15108.80                    14032.90
                                                                 14060.10           15107.30                    14056.70
                                                                 14096.60           15167.70                    14111.50
                                                                 14174.10           15251.10                    14182.10
                                                                 13981.40           15026.90                    14038.80
                                                                 14079.20           15139.60                    14146.90
                                                                 14114.50           15186.60                    14189.40
                                                                 14005.80           15069.60                    14102.80
6/30/99                                                          13984.80           15080.20                    14101.40
                                                                 13969.40           15066.60                    14091.50
                                                                 13954.00           15078.60                    14097.20
                                                                 14092.20           15218.90                    14214.20
                                                                 14111.90           15258.50                    14246.90
                                                                 14126.00           15276.80                    14276.80
                                                                 14092.10           15226.40                    14266.80
                                                                 14031.50           15170.00                    14218.30
                                                                 14155.00           15294.40                    14320.70
                                                                 14296.50           15453.50                    14455.30
                                                                 14263.60           15417.90                    14435.00
                                                                 14270.80           15442.60                    14446.60
6/30/00                                                          14517.70           15714.40                    14666.20

                                   GROWTH OF A $10,000 INVESTMENT
                                           LEHMAN INT.             LIPPER SHORT
                      INTERMEDIATE          GOV'T/CORP         INVT. GRADE DEBT
                         BOND FUND          BOND INDEX            FUNDS AVERAGE
---------------------------------------------------------------------------------------------
Class K               $     14,518         $    15,714         $         14,666


                           AVERAGE ANNUAL TOTAL RETURNS
                         ONE          FIVE             SINCE
                        YEAR         YEARS         INCEPTION
----------------  -----------------------------------------------
Class K                3.80%         4.93%             5.00%

           ---------------------------------------------------------------------

All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The Lehman Brothers Government/Corporate Bond Index is a weighted composite of
(i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Lehman Brothers Intermediate Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-Federal corporations and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and (ii) Lehman Brothers Corporate Bond Index.

           ---------------------------------------------------------------------

INTERNATIONAL BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                              SALOMON BROS NON-US$        LIPPER INTERNATIONAL
                                                         CLASS K                WORLD GOV'T BOND          INCOME FUNDS AVERAGE
                                                         -------              --------------------        --------------------
3/25/97                                                 10000.00                    10000.00                    10000.00
                                                        10062.90                     9884.00                     9909.00
                                                         9895.15                     9683.35                     9826.76
                                                        10167.70                    10039.70                    10034.10
6/30/97                                                 10303.90                    10163.20                    10151.50
                                                        10104.70                     9897.93                    10040.90
                                                        10104.70                     9942.47                    10051.90
                                                        10349.30                    10184.10                    10308.20
                                                        10506.60                    10412.20                    10379.30
                                                        10233.40                    10145.60                    10272.40
                                                        10112.60                    10043.20                    10245.70
                                                        10166.20                    10111.50                    10301.00
                                                        10337.00                    10254.00                    10428.80
                                                        10187.20                    10084.90                    10380.80
                                                        10379.70                    10306.70                    10535.50
                                                        10411.90                    10290.20                    10563.90
6/30/98                                                 10387.00                    10253.20                    10529.10
                                                        10429.40                    10265.50                    10604.90
                                                        10697.40                    10546.80                    10620.80
                                                        11368.20                    11238.60                    11129.50
                                                        11842.20                    11745.50                    11313.20
                                                        11573.40                    11505.90                    11309.80
                                                        11867.40                    11830.40                    11513.30
                                                        11713.10                    11644.60                    11501.80
                                                        11304.30                    11235.90                    11155.60
                                                        11293.00                    11257.20                    11173.50
                                                        11293.00                    11240.40                    11218.20
                                                        11071.60                    11013.30                    11014.00
6/30/99                                                 10793.80                    10751.20                    10811.30
                                                        11114.30                    11128.50                    10985.40
                                                        11158.80                    11199.80                    10939.30
                                                        11287.10                    11408.10                    11048.70
                                                        11309.70                    11395.50                    11029.90
                                                        11183.00                    11239.40                    10892.00
                                                        11190.80                    11228.20                    10913.80
                                                        10760.00                    10890.20                    10647.50
                                                        10620.10                    10720.30                    10620.90
                                                        10992.90                    11097.70                    10854.50
                                                        10505.90                    10612.70                    10514.80
                                                        10634.10                    10721.00                    10608.40
6/30/00                                                 10808.50                    11009.30                    10820.50

                                 GROWTH OF A $10,000 INVESTMENT
                                          SALOMON BROS.          LIPPER                       AVERAGE ANNUAL TOTAL RETURNS
                         INTERNATIONAL   NON-US $ WORLD   INTERNATIONAL                            ONE             SINCE
                             BOND FUND       GOV'T BOND    INCOME FUNDS                           YEAR         INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
Class K                  $      10,808   $       11,009   $     10,821                           0.24%             2.44%

U.S. GOVERNMENT INCOME FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                             LEHMAN GOV'T/CORP BOND      LIPPER U.S. GOV'T GRADE
                                                         CLASS K                      INDEX                DEBT FUNDS AVERAGE
                                                         -------             ----------------------      -----------------------
7/5/94                                                  10000.00                    10000.00                    10000.00
                                                        10130.00                    10199.00                    10168.00
                                                        10126.00                    10204.00                    10165.00
                                                         9974.00                    10049.00                    10005.00
                                                         9951.00                    10038.00                     9977.00
                                                         9927.00                    10020.00                     9957.00
                                                         9989.00                    10086.00                    10030.00
                                                        10146.00                    10280.00                    10210.00
2/28/95                                                 10368.00                    10518.00                    10440.00
                                                        10431.00                    10589.00                    10492.00
                                                        10555.00                    10736.00                    10621.00
                                                        10966.00                    11186.00                    11028.00
6/30/95                                                 11047.00                    11276.00                    11095.00
                                                        11005.00                    11232.00                    11041.00
                                                        11135.00                    11376.00                    11178.00
                                                        11241.00                    11491.00                    11292.00
                                                        11391.00                    11660.00                    11453.00
                                                        11566.00                    11852.00                    11624.00
                                                        11707.00                    12027.00                    11795.00
                                                        11748.00                    12102.00                    11848.00
                                                        11541.00                    11845.00                    11582.00
                                                        11469.00                    11746.00                    11475.00
                                                        11392.00                    11665.00                    11385.00
                                                        11383.00                    11645.00                    11344.00
6/30/96                                                 11525.00                    11801.00                    11477.00
                                                        11551.00                    11829.00                    11496.00
                                                        11542.00                    11800.00                    11455.00
                                                        11729.00                    12009.00                    11650.00
                                                        12001.00                    12290.00                    11909.00
                                                        12167.00                    12516.00                    12128.00
                                                        12044.00                    12377.00                    11987.00
                                                        12058.00                    12391.00                    12001.00
                                                        12105.00                    12417.00                    12015.00
                                                        11973.00                    12270.00                    11860.00
                                                        12155.00                    12449.00                    12038.00
                                                        12253.00                    12565.00                    12138.00
6/30/97                                                 12388.00                    12716.00                    12281.00
                                                        12719.60                    13105.10                    12622.40
                                                        12595.00                    12958.30                    12487.40
                                                        12780.10                    13161.80                    12674.70
                                                        12969.30                    13372.40                    12871.10
                                                        12970.60                    13443.20                    12923.90
                                                        13095.10                    13584.40                    13057.00
                                                        13256.10                    13775.90                    13224.10
                                                        13232.30                    13748.40                    13192.40
                                                        13299.80                    13791.00                    13225.40
                                                        13329.00                    13860.00                    13278.30
                                                        13485.00                    14008.30                    13408.40
6/30/98                                                 13590.20                    14151.10                    13530.40
                                                        13573.70                    14162.50                    13544.00
                                                        13850.60                    14438.60                    13831.10
                                                        14097.20                    14851.60                    14147.80
                                                        13939.30                    14746.10                    14036.10
                                                        13986.70                    14834.60                    14066.90
                                                        14042.60                    14870.20                    14103.50
                                                        14104.40                    14975.80                    14174.00
                                                        13905.50                    14619.40                    13855.10
                                                        14032.10                    14692.50                    13917.50
                                                        14044.70                    14729.20                    13950.90
                                                        13940.80                    14577.50                    13807.20
6/30/99                                                 13878.00                    14532.30                    13725.70
                                                        13871.10                    14491.60                    13655.70
                                                        13769.90                    14480.00                    13620.20
                                                        13918.60                    14610.30                    13771.40
                                                        13977.00                    14648.30                    13794.80
                                                        13970.00                    14639.50                    13771.40
                                                        13884.80                    14550.20                    13679.10
                                                        13832.10                    14545.90                    13633.90
                                                        13941.30                    14727.70                    13805.70
                                                        14197.90                    14939.80                    14018.30
                                                        14102.70                    14866.60                    13969.30
                                                        14088.60                    14853.20                    13949.70
6/30/00                                                 14397.20                    15156.20                    14213.40

                                GROWTH OF A $10,000 INVESTMENT                          AVERAGE ANNUAL TOTAL RETURNS
                                                               LIPPER
                                               LEHMAN      U.S. GOV'T
                         U.S. GOVERNMENT   GOV'T/CORP      GRADE DEBT                       ONE    FIVE       SINCE
                             INCOME FUND   BOND INDEX   FUNDS AVERAGE                      YEAR   YEARS   INCEPTION
------------------------------------------------------------------------------------------------------------------------
Class K                  $        14,397   $   15,156   $      14,213                     3.74%   5.44%       6.27%

           ---------------------------------------------------------------------

All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The Salomon Brothers Non-U.S. World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (excluding the United States) and have a total market capitalization of at least $20 billion, Dm30 billion and Y2.5 trillion. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.

           ---------------------------------------------------------------------

MICHIGAN TAX-FREE BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                               LEHMAN MUNI BOND 20             LIPPER MI MUNI DEBT
                                                     CLASS K                       YEAR INDEX                     FUNDS AVERAGE
                                                     -------                   -------------------             -------------------
1/3/94                                                           10000.00           10000.00                    10000.00
                                                                 10050.00           10125.80                    10123.00
2/28/94                                                           9752.00            9824.74                     9856.00
                                                                  9268.00            9306.80                     9451.00
                                                                  9341.00            9383.06                     9490.00
                                                                  9408.00            9494.17                     9575.00
                                                                  9343.00            9399.00                     9517.00
                                                                  9518.00            9615.00                     9687.00
                                                                  9534.00            9641.00                     9711.00
                                                                  9382.00            9448.00                     9561.00
                                                                  9215.00            9199.00                     9364.00
                                                                  9040.00            8984.00                     9176.00
                                                                  9209.00            9266.00                     9412.00
                                                                  9483.00            9628.00                     9698.00
2/28/95                                                           9736.00            9978.00                     9975.00
                                                                  9833.00           10092.00                    10043.00
                                                                  9832.00           10090.00                    10040.00
                                                                 10130.00           10471.00                    10343.00
6/30/95                                                          10013.00           10310.00                    10201.00
                                                                 10068.00           10363.00                    10265.00
                                                                 10199.00           10506.00                    10384.00
                                                                 10295.00           10589.00                    10447.00
                                                                 10445.00           10814.00                    10626.00
                                                                 10630.00           11054.00                    10827.00
                                                                 10742.00           11209.00                    10948.00
                                                                 10809.00           11266.00                    11004.00
                                                                 10676.00           11138.00                    10912.00
                                                                 10474.00           10960.00                    10739.00
                                                                 10416.00           10917.00                    10695.00
                                                                 10393.00           10930.00                    10696.00
6/30/96                                                          10527.00           11084.00                    10804.00
                                                                 10651.00           11193.00                    10904.00
                                                                 10627.00           11176.00                    10904.00
                                                                 10808.00           11402.00                    11052.00
                                                                 10919.00           11538.00                    11159.00
                                                                 11141.00           11779.00                    11349.00
                                                                 11067.00           11709.00                    11301.00
                                                                 11072.00           11697.00                    11296.00
                                                                 11170.00           11822.00                    11395.00
                                                                 10988.00           11636.00                    11251.00
                                                                 11077.00           11765.00                    11341.00
                                                                 11246.00           11977.00                    11498.00
6/30/97                                                          11370.00           12127.00                    11610.00
                                                                 11754.30           12534.50                    11936.20
                                                                 11582.70           12380.30                    11801.40
                                                                 11732.10           12551.10                    11934.70
                                                                 11821.30           12642.80                    12005.10
                                                                 11893.40           12745.20                    12073.60
                                                                 12130.10           12977.10                    12263.10
                                                                 12241.70           13122.50                    12367.40
                                                                 12211.00           13113.30                    12366.10
                                                                 12206.20           13131.60                    12372.30
                                                                 12128.00           13064.70                    12300.50
                                                                 12353.60           13301.10                    12494.90
6/30/98                                                          12395.60           13361.00                    12538.60
                                                                 12417.20           13389.10                    12558.70
                                                                 12642.00           13620.70                    12747.10
                                                                 12830.40           13812.70                    12900.00
                                                                 12749.50           13768.50                    12852.30
                                                                 12799.30           13831.90                    12896.00
                                                                 12800.50           13862.30                    12901.10
                                                                 12984.90           14010.60                    13041.80
                                                                 12879.70           13951.80                    12966.10
                                                                 12873.20           14000.60                    12968.70
                                                                 12902.90           14038.40                    12996.00
                                                                 12760.90           13933.10                    12898.50
6/30/99                                                          12517.20           13707.40                    12699.90
                                                                 12548.50           13723.90                    12725.20
                                                                 12405.40           13502.90                    12575.10
                                                                 12394.30           13459.70                    12544.90
                                                                 12241.80           13181.10                    12391.90
                                                                 12388.70           13377.50                    12497.20
                                                                 12262.40           13214.30                    12376.00
                                                                 12202.30           13121.80                    12284.40
                                                                 12336.50           13372.40                    12439.20
                                                                 12654.80           13804.30                    12707.90
                                                                 12558.60           13673.20                    12620.20
                                                                 12444.30           13565.20                    12538.10
6/30/00                                                          12828.80           14011.50                    12865.40

                          GROWTH OF A $10,000 INVESTMENT
                     MICHIGAN          LEHMAN   LIPPER MICHIGAN                   AVERAGE ANNUAL TOTAL RETURNS
                     TAX-FREE       MUNI BOND         MUNI DEBT                ONE          FIVE             SINCE
                    BOND FUND   20 YEAR INDEX     FUNDS AVERAGE               YEAR         YEARS         INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Class K             $  12,829   $      14,011   $        12,865              2.48%         5.08%             3.91%

TAX-FREE BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                               LEHMAN MUNI BOND 20             LIPPER MUNI DEBT
                                                      CLASS K                      YEAR INDEX                    FUNDS AVERAGE
                                                      -------                  -------------------             ----------------

7/5/94                                                           10000.00           10000.00                    10000.00
                                                                 10130.00           10229.00                    10177.00
                                                                 10168.00           10257.00                    10202.00
                                                                 10048.00           10052.00                    10032.00
                                                                  9946.00            9787.00                     9838.00
                                                                  9778.00            9558.00                     9630.00
                                                                  9965.00            9858.00                     9868.00
                                                                 10201.00           10244.00                    10164.00
2/28/95                                                          10464.00           10615.00                    10466.00
                                                                 10577.00           10737.00                    10561.00
                                                                 10583.00           10735.00                    10561.00
                                                                 10903.00           11140.00                    10892.00
6/30/95                                                          10787.00           10969.00                    10769.00
                                                                 10871.00           11026.00                    10839.00
                                                                 10997.00           11177.00                    10957.00
                                                                 11057.00           11266.00                    11022.00
                                                                 11203.00           11506.00                    11192.00
                                                                 11425.00           11760.00                    11409.00
                                                                 11548.00           11925.00                    11539.00
                                                                 11611.00           11986.00                    11596.00
                                                                 11513.00           11850.00                    11506.00
                                                                 11318.00           11660.00                    11324.00
                                                                 11230.00           11614.00                    11274.00
                                                                 11219.00           11629.00                    11282.00
6/30/96                                                          11339.00           11793.00                    11386.00
                                                                 11437.00           11909.00                    11484.00
                                                                 11413.00           11890.00                    11478.00
                                                                 11544.00           12131.00                    11643.00
                                                                 11664.00           12276.00                    11770.00
                                                                 11886.00           12531.00                    11977.00
                                                                 11794.00           12457.00                    11927.00
                                                                 11804.00           12444.00                    11928.00
                                                                 11917.00           12578.00                    12033.00
                                                                 11700.00           12380.00                    11880.00
                                                                 11803.00           12517.00                    11975.00
                                                                 12009.00           12742.00                    12147.00
6/30/97                                                          12147.00           12902.00                    12286.00
                                                                 12574.60           13335.50                    12654.60
                                                                 12377.10           13171.50                    12505.30
                                                                 12551.70           13353.20                    12659.10
                                                                 12633.30           13450.70                    12737.60
                                                                 12700.20           13559.70                    12810.20
                                                                 12955.50           13806.50                    13013.80
                                                                 13095.40           13961.10                    13136.20
                                                                 13032.50           13951.30                    13128.30
                                                                 13007.80           13970.90                    13130.90
                                                                 12873.80           13899.60                    13049.50
                                                                 13151.90           14151.20                    13260.90
6/30/98                                                          13172.90           14214.90                    13304.70
                                                                 13185.00           14244.70                    13323.30
                                                                 13436.90           14491.10                    13529.80
                                                                 13641.10           14695.50                    13690.80
                                                                 13577.00           14648.50                    13638.80
                                                                 13605.50           14715.80                    13681.10
                                                                 13630.00           14748.20                    13704.30
                                                                 13845.30           14906.00                    13857.80
                                                                 13688.90           14843.40                    13769.10
                                                                 13673.80           14895.40                    13770.50
                                                                 13706.60           14935.60                    13802.20
                                                                 13550.40           14823.60                    13693.10
6/30/99                                                          13278.00           14583.40                    13454.90
                                                                 13312.50           14600.90                    13475.10
                                                                 13194.60           14365.90                    13306.60
                                                                 13185.40           14319.90                    13270.70
                                                                 13032.40           14023.50                    13067.60
                                                                 13183.60           14232.40                    13197.00
                                                                 13083.40           14058.80                    13063.70
                                                                 13010.10           13960.40                    12957.90
                                                                 13163.60           14227.00                    13130.30
                                                                 13479.60           14686.50                    13428.30
                                                                 13383.90           14547.00                    13335.70
                                                                 13254.00           14432.10                    13235.60
6/30/00                                                          13637.10           14906.90                    13575.80

                         GROWTH OF A $10,000 INVESTMENT
                                       LEHMAN          LIPPER                   AVERAGE ANNUAL TOTAL RETURNS
                     TAX-FREE       MUNI BOND       MUNI DEBT                ONE          FIVE             SINCE
                    BOND FUND   20 YEAR INDEX   FUNDS AVERAGE               YEAR         YEARS         INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Class K             $  13,637   $      14,907   $      13,576              2.73%         4.81%             5.32%

           ---------------------------------------------------------------------

All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original costs.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The Lehman Brothers 20-year Municipal Bond Index is a performance benchmark for the long-term investment grade tax-exempt bond market.

                                      xxvii

           ---------------------------------------------------------------------

TAX-FREE SHORT-INTERMEDIATE BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                               LEHMAN MUTUAL FUND             LIPPER SHORT-INT. MUNI
                                                CLASS K                       INT.-SHORT MUNI INDEX             DEBT FUNDS AVERAGE
                                                -------                       ---------------------           ---------------------

                                                                 10473.00           10422.00                    10204.00
                                                                 10539.00           10517.90                    10255.00
                                                                 10550.00           10390.60                    10246.00
                                                                 10630.00           10466.50                    10346.00
                                                                 10641.00           10514.60                    10401.00
                                                                 10641.00           10484.10                    10414.00
                                                                 10730.00           10585.80                    10551.00
                                                                 10798.00           10677.90                    10694.00
                                                                 10769.00           10621.30                    10624.00
                                                                 10849.00           10651.10                    10727.00
                                                                 10919.00           10803.40                    10864.00
                                                                 10904.00           10688.90                    10792.00
                                                                 10839.00           10620.50                    10772.00
                                                                 10945.00           10803.10                    10964.00
                                                                 11035.00           10999.70                    11134.00
                                                                 11116.00           11120.70                    11257.00
                                                                 11229.00           11283.10                    11383.00
                                                                 11209.00           11239.10                    11321.00
                                                                 11205.00           11244.70                    11303.00
                                                                 11304.00           11343.70                    11409.00
                                                                 11408.00           11487.70                    11561.00
                                                                 11475.00           11580.80                    11654.00
                                                                 11467.00           11586.60                    11602.00
2/28/90                                                          11560.00           11673.50                    11701.00
                                                                 11628.00           11637.30                    11701.00
                                                                 11522.00           11598.90                    11619.00
                                                                 11688.00           11811.10                    11840.00
                                                                 11774.00           11897.40                    11936.00
                                                                 11894.00           12039.00                    12093.00
                                                                 11824.00           11998.00                    11957.00
                                                                 11898.00           12023.20                    11993.00
                                                                 12055.00           12200.00                    12155.00
                                                                 12252.00           12375.60                    12363.00
                                                                 12325.00           12421.40                    12413.00
                                                                 12461.00           12604.00                    12564.00
2/28/91                                                          12570.00           12718.70                    12661.00
                                                                 12585.00           12689.50                    12679.00
                                                                 12694.00           12848.10                    12834.00
                                                                 12787.00           12913.60                    12931.00
                                                                 12756.00           12909.70                    12916.00
                                                                 12761.00           13038.80                    13059.00
                                                                 12982.00           13207.00                    13202.00
                                                                 13091.00           13369.50                    13361.00
                                                                 13199.00           13471.10                    13475.00
                                                                 13269.00           13514.20                    13507.00
                                                                 13527.00           13818.30                    13782.00
                                                                 13610.00           13844.50                    13807.00
2/29/92                                                          13586.00           13852.80                    13812.00
                                                                 13543.00           13807.10                    13790.00
                                                                 13625.00           13928.60                    13905.00
                                                                 13746.00           14054.00                    14069.00
                                                                 13896.00           14256.30                    14287.00
                                                                 14169.00           14629.90                    14729.00
                                                                 14104.00           14520.10                    14561.00
                                                                 14186.00           14611.60                    14647.00
                                                                 14155.00           14564.90                    14489.00
                                                                 14360.00           14741.10                    14765.00
                                                                 14446.00           14844.30                    14901.00
                                                                 14581.00           15004.60                    15082.00
2/28/93                                                          14920.00           15396.20                    15577.00
                                                                 14774.00           15222.20                    15382.00
                                                                 14838.00           15319.70                    15518.00
                                                                 14871.00           15373.30                    15580.00
                                                                 15033.00           15580.80                    15811.00
                                                                 15039.00           15594.80                    15808.00
                                                                 15227.00           15833.40                    16113.00
                                                                 15321.00           15972.80                    16312.00
                                                                 15342.00           16009.50                    16344.00
                                                                 15288.00           15911.90                    16220.00
                                                                 15465.00           16168.00                    16512.00
                                                                 15585.00           16326.50                    16686.00
2/28/94                                                          15310.00           16024.50                    16303.00
                                                                 14963.00           15646.30                    15810.00
                                                                 15084.00           15760.50                    15884.00
                                                                 15163.00           15845.60                    16017.00
                                                                 15096.00           15825.00                    15966.00
                                                                 15245.00           16021.20                    16171.00
                                                                 15311.00           16093.30                    16232.00
                                                                 15185.00           15971.00                    16057.00
                                                                 15045.00           15844.80                    15866.00
                                                                 14845.00           15678.50                    15616.00
                                                                 15062.00           15863.50                    15863.00
                                                                 15302.00           16107.80                    16178.00
2/28/95                                                          15625.00           16410.60                    16541.00
                                                                 15757.00           16579.60                    16691.00
                                                                 15793.00           16627.70                    16730.00
                                                                 16140.00           17006.80                    17133.00
                                                                 16148.00           17003.40                    17077.00
                                                                 16312.00           17210.90                    17240.00
                                                                 16446.00           17389.80                    17413.00
                                                                 16449.00           17452.50                    17501.00
                                                                 16547.00           17581.60                    17680.00
                                                                 16697.00           17750.40                    17877.00
                                                                 16767.00           17839.10                    18002.00
                                                                 16917.00           18003.30                    18163.00
2/29/96                                                          16860.00           17961.80                    18107.00
                                                                 16691.00           17830.70                    17895.00
                                                                 16681.00           17816.50                    17857.00
                                                                 16655.00           17804.00                    17849.00
6/30/96                                                          16744.00           17928.60                    17957.00
                                                                 16864.00           18061.30                    18134.00
                                                                 16854.00           18075.70                    18167.00
                                                                 16976.00           18222.20                    18295.00
                                                                 17099.00           18391.60                    18482.00
                                                                 17320.00           18647.30                    18767.00
                                                                 17274.00           18611.80                    18722.00
                                                                 17314.00           18684.40                    18560.00
                                                                 17439.00           18817.10                    18902.00
                                                                 17212.00           19007.10                    18702.00
                                                                 17270.00           19102.20                    18796.00
                                                                 17463.00           19316.10                    19040.00
6/30/97                                                          17588.00           19470.60                    19224.00
                                                                 17915.80           19830.80                    19643.10
                                                                 17803.00           19729.70                    19482.00
                                                                 17963.20           19911.20                    19682.70
                                                                 18036.80           20014.80                    19773.20
                                                                 18076.50           20080.80                    19846.40
                                                                 18244.60           20277.60                    20094.50
                                                                 18407.00           20454.00                    20263.20
                                                                 18412.50           20484.70                    20271.30
                                                                 18399.70           20499.00                    20273.40
                                                                 18294.80           20423.20                    20165.90
                                                                 18508.80           20670.30                    20450.30
6/30/98                                                          18608.50           20807.00                    20507.50
                                                                 18658.80           20873.50                    20575.20
                                                                 18877.10           21136.50                    20764.50
                                                                 19062.10           21347.90                    21136.20
                                                                 19092.60           21412.00                    21106.60
                                                                 19132.70           21463.30                    21142.50
                                                                 19167.10           21521.30                    21224.90
                                                                 19377.90           21764.50                    21331.00
                                                                 19321.80           21716.60                    21115.60
                                                                 19319.80           21725.30                    21278.20
                                                                 19364.20           21786.10                    21342.00
                                                                 19273.20           21716.40                    21211.80
6/30/99                                                          18953.00           21488.40                    21080.00
                                                                 19051.60           21613.00                    21172.80
                                                                 19034.40           21604.40                    21145.20
                                                                 19080.10           21682.20                    21196.00
                                                                 19030.50           21636.60                    21151.50
                                                                 19123.70           21764.30                    21253.00
                                                                 19068.30           21712.00                    21210.50
                                                                 19037.80           21701.20                    21176.50
                                                                 19094.90           21785.80                    21252.80
                                                                 19241.90           21997.10                    21420.70
                                                                 19199.60           21962.00                    21388.50
                                                                 19168.90           21944.40                    21356.50
6/30/00                                                          19464.10           22324.00                    21653.30

                              GROWTH OF A $10,000 INVESTMENT                                 AVERAGE ANNUAL TOTAL RETURN
                                            LEHMAN
                      TAX-FREE         MUTUAL FUND         LIPPER INT.
                    SHORT-INT.          INT.-SHORT           MUNI DEBT             ONE          FIVE           TEN             SINCE
                     BOND FUND          MUNI INDEX          FUNDS AVG.            YEAR         YEARS         YEARS         INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
Class K             $  19,464          $    22,324         $   21,653            2.68%         3.82%         5.15%             5.10%

           ---------------------------------------------------------------------

All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The Lehman Mutual Fund Intermediate Short Muni Index is an unmanaged index that covers multiple sectors of the municipal bond universe with maturities between one and 10 years.

                                     xxviii

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS -- 63.9%
    ADVERTISING -- 0.6%
     4,400    Interpublic Group of
                Companies, Inc.           $    189,200
     1,400    Omnicom, Inc.                    124,687
                                          ------------
                                               313,887
                                          ------------
    AUTOMOBILE PARTS AND EQUIPMENT -- 0.1%
     1,000    Johnson Controls, Inc.            51,312
                                          ------------
    BANKING AND FINANCIAL SERVICES -- 2.7%
     3,450    Chase Manhattan
                Corporation                    158,916
     2,600    Citigroup, Inc.                  156,650
     4,200    Firstar Corporation               88,462
     9,300    FleetBoston Financial
                Corporation                    316,200
     2,000    MBNA Corporation                  54,250
     1,700    Mellon Financial
                Corporation                     61,944
     4,151    Metris Companies, Inc.           104,294
       400    Morgan Stanley, Dean
                Witter, Discover and
                Company                         33,300
     1,075    Northern Trust
                Corporation                     69,942
     3,000    PNC Bank Corporation             140,625
     4,000    Wells Fargo & Company            155,000
                                          ------------
                                             1,339,583
                                          ------------
    BROADCASTING -- 0.6%
    14,100    Spanish Broadcasting
                Systems, Inc., Class
                A+                             289,931
                                          ------------
    BUILDING MATERIALS -- 0.2%
     2,400    Masco Corporation                 43,350
     1,200    Southdown, Inc.                   69,300
                                          ------------
                                               112,650
                                          ------------
    BUSINESS SERVICES -- 0.4%
     9,450    Vicinity Corporation+            185,456
                                          ------------
    CHEMICALS -- SPECIALTY -- 0.1%
       800    Avery Dennison
                Corporation                     53,700
                                          ------------

SHARES                                           VALUE
------------------------------------------------------
    COMMERCIAL SERVICES -- 0.3%
     5,100    Manitowoc Company,
                Inc.                      $    136,425
                                          ------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES -- 9.2%
    12,150    Advanced Digital
                Information
                Corporation+                   193,641
     4,980    Affiliated Computer
                Services, Inc.+                164,651
     1,750    Computer Associates
                International, Inc.             89,578
       800    Computer Sciences
                Corporation+                    59,750
     6,750    Cybex Computer
                Products Corporation           290,250
     7,650    DSP Group, Inc.+                 428,400
     4,000    EMC Corporation+                 307,750
     1,600    Hewlett-Packard
                Company                        199,800
     2,225    International Business
                Machines Corporation           243,777
     7,200    Level 8 Systems, Inc.+           151,650
     4,400    MCSi, Inc.+                      113,850
     6,150    Microsoft Corporation+           492,000
     9,900    Optibase Ltd.+                   173,869
     4,450    Oracle Corporation+              374,078
     9,400    OTG Software, Inc.+              268,487
     8,850    SBS Technologies,
                Inc.+                          326,897
     1,800    Sun Microsystems,
                Inc.+                          163,688
     2,450    VERITAS Software
                Corporation+                   276,888
    22,400    Zomax, Inc.+                     294,000
                                          ------------
                                             4,613,004
                                          ------------
    DIVERSIFIED -- 0.7%
     7,050    Tyco International
                Ltd.                           333,994
                                          ------------
    DRUGS -- 4.9%
     2,100    American Home Products
                Corporation                    123,375
     3,600    Amgen, Inc.+                     252,900
     3,925    Cardinal Health, Inc.            290,450
    13,600    Charles River
                Laboratories
                International, Inc.+           301,750
    23,650    Creative BioMolecules,
                Inc.+                          331,100

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    DRUGS (CONTINUED)
    11,250    Dendreon Corporation+       $    186,328
     8,100    Enzon, Inc.+                     344,250
     3,825    Merck & Co., Inc.                293,091
       200    Protein Design Labs,
                Inc.+                           32,991
       525    QLT PhotoTherapeutics
                Inc.+                           40,589
     5,025    Schering-Plough
                Corporation                    253,762
                                          ------------
                                             2,450,586
                                          ------------
    ELECTRICAL EQUIPMENT -- 2.7%
    11,500    C-Cube Microsystems,
                Inc.+                          225,687
    11,175    General Electric
                Company                        592,275
     1,200    Honeywell
                International, Inc.             40,425
     5,950    ICOS Vision Systems
                Corporation NV+                217,175
    34,700    Imatron, Inc.+                    81,328
     2,500    Texas Instruments,
                Inc.                           171,719
                                          ------------
                                             1,328,609
                                          ------------
    ELECTRONICS -- 7.8%
       229    Agilent Technologies,
                Inc.+                           16,889
       900    Applied Micro Circuits
                Corporation+                    88,875
    16,750    August Technology
                Corporation+                   275,328
     5,000    BTU International,
                Inc.+                           60,000
    10,750    CISCO Systems, Inc.+             683,297
     6,400    CTS Corporation                  288,000
    13,450    General Semiconductor,
                Inc.+                          198,387
    38,250    Genus, Inc.+                     313,172
     5,550    International
                Rectifier
                Corporation+                   310,800
     1,775    Jabil Circuit, Inc.+              88,084
     3,350    Kulicke & Soffa
                Industries, Inc.+              198,906
     2,250    Lexmark International
                Group, Inc.+                   151,313
    11,600    Micro Component
                Technology, Inc.+              100,050

SHARES                                           VALUE
------------------------------------------------------
    ELECTRONICS (CONTINUED)
     4,200    SCI Systems, Inc.+          $    164,588
     1,600    Solectron Corporation+            67,000
     2,000    Teradyne, Inc.+                  147,000
     7,500    Therma-Wave, Inc.+               167,344
     6,950    Trimble Navigation
                Ltd.+                          339,247
    14,600    Valence Technology,
                Inc.+                          269,187
                                          ------------
                                             3,927,467
                                          ------------
    ENVIRONMENTAL -- 0.6%
    17,900    Republic Services,
                Inc.+                          286,400
                                          ------------
    FINANCIAL SERVICES -- 2.0%
     4,275    Automatic Data
                Processing, Inc.               228,980
     7,275    Federal Home Loan
                Mortgage Corporation           294,638
     7,850    Fiserv, Inc.+                    339,512
     1,440    Lehman Brothers
                Holdings, Inc.                 136,170
                                          ------------
                                               999,300
                                          ------------
    FOOD AND BEVERAGES -- 1.6%
     3,350    Anheuser-Busch
                Companies, Inc.                250,203
     1,800    Bestfoods                        124,650
     5,100    McCormick & Company,
                Inc.                           165,750
     6,000    Sysco Corporation                252,750
                                          ------------
                                               793,353
                                          ------------
    GROCERY  -- 0.4%
     4,050    Safeway, Inc.+                   182,756
                                          ------------
    HEALTH CARE -- 1.6%
        56    Coram Healthcare
                Corporation+                        20
     6,600    Health Management
                Associates, Inc.+               86,213
     5,900    Province Healthcare
                Company+                       213,137
     7,200    Tenet Healthcare
                Corporation                    194,400
     5,900    Trigon Healthcare,
                Inc.+                          304,219
                                          ------------
                                               797,989
                                          ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    INSURANCE -- 1.4%
     8,000    Ace Ltd., ADR               $    224,000
     1,558    American International
                Group, Inc.                    183,065
       700    Marsh & McLennan
                Companies, Inc.                 73,106
     1,400    MGIC Investment
                Corporation                     63,700
     3,300    Radian Group, Inc.               170,775
                                          ------------
                                               714,646
                                          ------------
    INTERNET SOFTWARE -- 2.1%
    19,800    ClickAction, Inc.+               316,800
     6,250    IntraNet Solutions,
                Inc.+                          239,844
    24,350    ProsoftTraining.com+             409,384
       675    webMethods, Inc.+                106,102
                                          ------------
                                             1,072,130
                                          ------------
    MACHINERY AND HEAVY EQUIPMENT -- 1.1%
     8,900    Applied Science and
                Technology, Inc.+              230,287
     4,200    Deere & Company                  155,400
     4,490    Dover Corporation                182,126
                                          ------------
                                               567,813
                                          ------------
    MANUFACTURING -- 0.8%
     9,300    Pall Corporation                 172,050
     9,700    Varco International,
                Inc.+                          225,525
                                          ------------
                                               397,575
                                          ------------
    MEDICAL SERVICES AND SUPPLIES -- 3.4%
     4,000    Abbott Laboratories              178,250
     6,350    Baxter International,
                Inc.                           446,484
     7,300    Bindley Western
                Industries, Inc.               192,994
     4,450    Biomet, Inc.                     171,047
     2,100    Johnson & Johnson
                Company                        213,937
    13,400    Orthofix International
                N.V., ADR+                     239,525
     9,850    Sonic Innovations,
                Inc.+                          182,841
     1,050    UnitedHealth Group,
                Inc.                            90,038
                                          ------------
                                             1,715,116
                                          ------------
    METALS -- 0.3%
     5,400    Alcoa, Inc.                      156,600
                                          ------------

SHARES                                           VALUE
------------------------------------------------------
    OIL AND GAS -- 3.1%
    21,350    Bellwether Exploration
                Company+                  $    177,472
     5,700    Burlington Resources,
                Inc.                           218,025
     1,000    Coastal Corporation               60,875
     3,800    El Paso Energy
                Corporation                    193,562
     2,400    Exxon Mobil
                Corporation                    188,400
    18,700    Key Energy Group,
                Inc.+                          179,988
     5,025    Noble Drilling
                Corporation+                   206,967
     6,100    Pride International,
                Inc.+                          150,975
     7,400    USX-Marathon Group               185,463
                                          ------------
                                             1,561,727
                                          ------------
    PAPER AND FOREST PRODUCTS -- 0.1%
     2,100    International Paper
                Company                         62,606
                                          ------------
    REAL ESTATE INVESTMENT TRUST -- 1.0%
     2,000    Apartment Investment &
                Management Company,
                Class A                         86,500
     8,700    Duke-Weeks Realty
                Corporation                    194,663
     7,500    Kilroy Realty
                Corporation                    194,531
                                          ------------
                                               475,694
                                          ------------
    REGIONAL MALLS -- 0.1%
     3,200    Simon Property Group,
                Inc.                            71,000
                                          ------------
    RESTAURANTS -- 0.8%
     8,150    Brinker International,
                Inc.+                          238,387
     1,000    Outback Steakhouse,
                Inc.+                           29,250
     1,000    Papa John's
                International, Inc.+            24,500
     2,175    Starbucks Corporation+            83,058
     1,500    Wendy's International,
                Inc.                            26,719
                                          ------------
                                               401,914
                                          ------------
    RETAIL -- 2.3%
    21,650    Family Dollar Stores,
                Inc.                           423,528
    11,250    Gadzooks, Inc.+                  130,605
     5,000    Intimate Brands, Inc.             98,750

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    RETAIL (CONTINUED)
     2,700    RadioShack Corporation      $    127,913
     3,850    Wal-Mart Stores, Inc.            221,856
     3,800    Walgreen Company                 122,313
                                          ------------
                                             1,124,965
                                          ------------
    RETAIL -- BUILDING SUPPLIES -- 0.5%
     3,875    Home Depot, Inc.                 193,508
       900    Lowe's Companies, Inc.            36,956
                                          ------------
                                               230,464
                                          ------------
    RETAIL -- SPECIALTY -- 0.5%
    23,300    Oakley, Inc.+                    267,950
                                          ------------
    SEMICONDUCTORS -- 3.3%
     2,375    Altera Corporation+              242,102
     1,900    Applied Materials,
                Inc.+                          172,187
     6,650    Intel Corporation                889,022
     1,600    Maxim Integrated
                Products, Inc.+                108,700
       750    PMC-Sierra, Inc.+                133,266
       375    SDL, Inc.+                       106,945
                                          ------------
                                             1,652,222
                                          ------------
    TELECOMMUNICATIONS -- 6.2%
     1,700    ADC
                Telecommunications,
                Inc.+                          142,587
     2,625    Amdocs Ltd.+                     201,469
     3,800    BellSouth Corporation            161,975
     3,725    Comverse Technology,
                Inc.+                          346,425
       500    Corning, Inc.                    134,937
     9,950    Digital Microwave
                Corporation+                   379,344
     2,550    Exfo Electro-Optical
                Engineering, Inc.+             111,881
    32,700    Glenayre Technologies,
                Inc.+                          345,394
     2,500    GTE Corporation                  155,625
       700    Lucent Technologies,
                Inc.                            41,475
     2,950    Nortel Networks
                Corporation                    201,337
     1,950    Qwest Communications
                International Inc.+             96,891

SHARES                                           VALUE
------------------------------------------------------
    TELECOMMUNICATIONS (CONTINUED)
     1,900    SBC Communications,
                Inc.                      $     82,175
     2,700    Sprint Corporation               137,700
     3,450    Stratos Lightwave,
                Inc.+                           96,169
     1,300    VoiceStream Wireless
                Corporation+                   151,186
    15,850    Westell Technologies,
                Inc., Class A+                 237,750
     2,200    WorldCom, Inc.+                  100,925
                                          ------------
                                             3,125,245
                                          ------------
    TRANSPORTATION -- 0.1%
       375    Kansas City Southern
                Industries, Inc.                33,258
                                          ------------
    UTILITIES -- 0.3%
     7,800    Northeast Utilities              169,650
                                          ------------
TOTAL COMMON STOCKS
  (Cost $30,083,686)                        31,996,977
                                          ------------
PRINCIPAL
AMOUNT
----------
ASSET BACKED SECURITIES -- 0.6%
  (Cost $299,984)
$  300,000    WFS Financial Owner
                Trust, Series 2000 B
                Class A3, 7.750% due
                11/20/2004                     301,410
                                          ------------
COLLATERALIZED MORTGAGE  OBLIGATIONS
(CMO) -- 2.2%
   600,000    Federal Home Mortgage
                Corporation,
                Series 1541, Class
                F,
                6.250% due
                05/15/2019                     594,252
   550,000    Federal Home Mortgage
                Corporation, Series
                1702-A, Class PD,
                6.500% due
                04/15/2022                     533,929
                                          ------------
TOTAL COLLATERALIZED
  MORTGAGE
  OBLIGATIONS (CMO)
  (Cost $1,133,719)                          1,128,181
                                          ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                           VALUE
------------------------------------------------------
CORPORATE BONDS AND NOTES -- 7.0%
    FINANCE -- 2.5%
$  150,000    Bank of America
                Corporation,
                7.800% due
                02/15/2010                $    149,207
   300,000    Block Financial
                Corporation,
                8.500% due
                04/15/2007                     302,887
   250,000    Countrywide Capital
                III,
                8.050% due
                06/15/2027                     215,034
   300,000    Household Finance
                Corporation,
                8.000% due
                05/09/2005                     302,375
   300,000    Pitney Bowes Credit
                Corporation,
                8.625% due
                02/15/2008                     311,461
                                          ------------
                                             1,280,964
                                          ------------
    GOVERNMENT AGENCY -- 0.8%
   400,000    Tennessee Valley
                Authority,
                6.375% due
                06/15/2005                     388,825
                                          ------------
    INDUSTRIAL -- 1.5%
   250,000    American Greetings
                Corporation,
                6.100% due
                08/01/2028                     223,544
   300,000    Harris Corporation,
                6.350% due
                02/01/2028                     268,867
   250,000    Racers-Kellogg, Series
                1998, 144A,
                5.750% due
                02/02/2001                     247,618
                                          ------------
                                               740,029
                                          ------------
    TELECOMMUNICATIONS -- 1.2%
   360,000    AT&T Corporation,
                6.000% due
                03/15/2009                     320,990
   300,000    WorldCom, Inc.,
                7.875% due
                05/15/2003                     302,557
                                          ------------
                                               623,547
                                          ------------

PRINCIPAL
AMOUNT                                           VALUE
------------------------------------------------------
    UTILITY -- ELECTRIC -- 1.0%
$  250,000    National Rural
                Utilities
                Cooperative Finance,
                6.125% due
                05/15/2005                $    237,282
   300,000    Puget Sound Energy,
                Inc., 7.020% due
                12/01/2027                     260,408
                                          ------------
                                               497,690
                                          ------------
TOTAL CORPORATE BONDS AND
  NOTES
  (Cost $3,721,094)                          3,531,055
                                          ------------

SHARES
----------
PREFERRED STOCKS -- 0.6%
  (Cost $311,364)
    FINANCIAL SERVICES -- 0.6%
    12,000    AT&T Corporation            $    308,250
                                          ------------
PRINCIPAL
AMOUNT
----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.0%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 0.2%
              FHLMC:
$   83,625    Pool #E62394, Gold,
                7.500% due
                09/01/2010                      83,530
    12,705    Pool #200021,
                10.500% due
                11/01/2000                      12,796
                                          ------------
                                                96,326
                                          ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
        (FNMA) -- 1.0%
              FNMA:
   156,926    Pool #303105,
                11.000% due
                11/01/2020                     170,468
   288,758    Pool #100081,
                11.500% due
                08/20/2016                     319,438
                                          ------------
                                               489,906
                                          ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                           VALUE
------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    GOVERNMENT AGENCY -- 0.5%
$1,775,000    Resolution Funding
                Corporation,
                0.010% due
                04/15/2030                $    266,852
                                          ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 0.3%
   147,618    Pool #780584,
                7.000% due
                06/15/2027                     144,520
                                          ------------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS
  (Cost $1,039,276)                            997,604
                                          ------------
U.S. TREASURY OBLIGATIONS -- 13.0%
    U.S. TREASURY BONDS -- 3.5%
   400,000    3.875% due 04/15/2029            398,875
 1,100,000    8.000% due 11/15/2021          1,327,563
                                          ------------
                                             1,726,438
                                          ------------
    U.S. TREASURY NOTES -- 9.5%
 1,175,000    7.000% due 07/15/2006          1,217,227
 3,350,000    7.875% due 11/15/2004          3,544,907
                                          ------------
                                             4,762,134
                                          ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $6,579,762)                          6,488,572
                                          ------------


PRINCIPAL
AMOUNT                                           VALUE
------------------------------------------------------
REPURCHASE AGREEMENT -- 10.2%
  (Cost $5,089,000)
$5,089,000    Agreement with State
                Street Bank and
                Trust Company,
                6.350% dated
                06/30/2000, to be
                repurchased at
                $5,091,692 on
                07/03/2000,
                collateralized by
                $4,975,000 U.S.
                Treasury Note,
                7.875%, maturing
                08/15/2001 (value
                $5,192,656)               $  5,089,000
                                          ------------

OTHER INVESTMENTS**
    (Cost $11,097,500)        22.2%       11,097,500
                                        ------------
TOTAL INVESTMENTS
    (Cost $59,355,385*)      121.7%       60,938,549
OTHER ASSETS AND
  LIABILITIES (NET)          (21.7)      (10,858,064)
                             -----      ------------
NET ASSETS                   100.0%     $ 50,080,485
                             =====      ============

------------
 * Aggregate cost for Federal tax purposes is $59,553,211.
 ** As of June 30, 2000 the market value of the securities on loan is $10,844,977. Collateral received for securities loaned includes $225,400 invested in Government Securities and the remaining $10,872,100 invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Equity Income Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 91.1%
    AEROSPACE -- 1.6%
     52,000    United Technologies
                 Corporation             $  3,061,500
                                         ------------
    BANKING AND FINANCIAL SERVICES -- 16.7%
     90,000    Chase Manhattan
                 Corporation                4,145,625
     70,250    Citigroup, Inc.              4,232,563
    114,000    Federal Home Loan
                 Mortgage Corporation       4,617,000
     78,000    Firstar Corporation          1,642,875
     26,300    Fiserv, Inc.+                1,137,475
    160,200    FleetBoston Financial
                 Corporation                5,446,800
     44,370    Lehman Brothers
                 Holdings, Inc.             4,195,738
     75,400    PNC Financial Services
                 Group                      3,534,375
     90,200    Wells Fargo & Company        3,495,250
                                         ------------
                                           32,447,701
                                         ------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES -- 8.3%
    116,600    Affiliated Computer
                 Services, Inc.+            3,855,087
     45,000    Computer Associates
                 International, Inc.        2,303,438
     18,500    Hewlett-Packard Company      2,310,188
     31,900    Intel Corporation            4,264,631
     85,000    SCI Systems, Inc.+           3,330,937
                                         ------------
                                           16,064,281
                                         ------------
    DIVERSIFIED MANUFACTURING -- 2.9%
     81,200    Dover Corporation            3,293,675
    127,500    Pall Corporation             2,358,750
                                         ------------
                                            5,652,425
                                         ------------
    DRUGS -- 1.1%
     29,000    Merck & Co., Inc.            2,222,125
                                         ------------
    DRUGS AND HEALTH CARE -- 1.2%
     50,000    Abbott Laboratories          2,228,125
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
    FOOD AND BEVERAGES -- 4.4%
     25,300    Anheuser-Busch
                 Companies, Inc.         $  1,889,594
     46,500    General Mills, Inc.          1,778,625
     93,700    McCormick & Company,
                 Inc.                       3,045,250
     44,500    Sysco Corporation            1,874,562
                                         ------------
                                            8,588,031
                                         ------------
    HEALTH CARE -- 4.4%
     39,000    CIGNA Corporation            3,646,500
    110,000    HCA -- The Healthcare
                 Company                    3,341,250
     58,800    Tenet Healthcare
                 Corporation                1,587,600
                                         ------------
                                            8,575,350
                                         ------------
    HEAVY EQUIPMENT -- 1.7%
     87,400    Deere & Company              3,233,800
                                         ------------
    HOTELS AND RESTAURANTS -- 0.6%
     38,650    Brinker International,
                 Inc.+                      1,130,513
                                         ------------
    HOUSEHOLD FURNISHINGS AND APPLIANCES -- 0.9%
     35,500    Whirlpool Corporation        1,655,187
                                         ------------
    INSURANCE -- 5.5%
    139,900    Ace Ltd.                     3,917,200
     49,000    American General
                 Corporation                2,989,000
     83,000    MGIC Investment
                 Corporation                3,776,500
                                         ------------
                                           10,682,700
                                         ------------
    MEDICAL INSTRUMENTS, SERVICES, AND SUPPLIES --
      3.7%
     60,340    Baxter International,
                 Inc.                       4,242,656
     57,600    Trigon Healthcare, Inc.+     2,970,000
                                         ------------
                                            7,212,656
                                         ------------
    METALS AND MINING -- 1.5%
     97,000    Alcoa, Inc.                  2,813,000
                                         ------------
    NEWS AND PUBLISHING -- 0.4%
     16,020    Knight-Ridder, Inc.            852,064
                                         ------------

                       See Notes to Financial Statements.

           Munder Equity Income Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    OIL AND PETROLEUM -- 12.0%
     61,166    BP Amoco Plc, ADR         $  3,459,702
     81,300    Burlington Resources,
                 Inc.                       3,109,725
     35,000    ENSCO International,
                 Inc.                       1,253,437
    102,126    Exxon Mobil Corporation      8,016,891
     99,030    Tosco Corporation            2,803,787
     58,948    Total Fina EIF SA, ADR       4,527,943
                                         ------------
                                           23,171,485
                                         ------------
    OIL EQUIPMENT AND SERVICES -- 1.2%
     32,000    Schlumberger Ltd.            2,388,000
                                         ------------
    REAL ESTATE -- 5.5%
     71,100    Apartment Investment &
                 Management Company         3,075,075
     82,300    Boston Properties, Inc.      3,178,837
     81,140    Duke Realty Investments,
                 Inc.                       1,815,508
     40,000    General Growth
                 Properties, Inc.           1,270,000
     32,000    Kimco Realty Corporation     1,312,000
                                         ------------
                                           10,651,420
                                         ------------
    RETAIL -- 2.2%
    222,800    Family Dollar Stores,
                 Inc.                       4,358,525
                                         ------------
    TELECOMMUNICATIONS -- 9.8%
     25,830    ALLTEL Corporation           1,599,846
     59,000    Bell Atlantic
                 Corporation                2,997,938
     80,500    BellSouth Corporation        3,431,312
     33,900    GTE Corporation              2,110,275
     76,800    Motorola, Inc.               2,232,000
     73,000    SBC Communications, Inc.     3,157,250
     67,400    Sprint Corporation           3,437,400
                                         ------------
                                           18,966,021
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
    UTILITIES -- NATURAL GAS -- 5.5%
    121,562    El Paso Energy
                 Corporation             $  6,192,064
    206,471    MCN Corporation Holding
                 Company                    4,413,318
                                         ------------
                                           10,605,382
                                         ------------
TOTAL COMMON STOCKS
                    (Cost $171,476,904)   176,560,291
                                         ------------
CONVERTIBLE PREFERRED   STOCKS -- 1.9%
                      (Cost $3,909,375)
     90,000    MediaOne Group, Inc.,
                 7.000% Conv. Pfd.          3,645,000
                                         ------------
PRINCIPAL
AMOUNT
-----------
REPURCHASE AGREEMENT -- 5.8%
                     (Cost $11,290,000)
$11,290,000    Agreement with State
                 Street Bank and Trust
                 Company, 6.35% dated
                 06/30/2000, to be
                 repurchased at
                 $11,295,974 on
                 07/03/2000,
                 collateralized by
                 $10,115,000 U.S.
                 Treasury Bond, 7.500%
                 maturing 11/15/2016
                 (value $11,518,456)       11,290,000
                                         ------------

OTHER INVESTMENTS**
  (Cost $3,903,140)           2.0%        3,903,140
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $190,579,419*)      100.8%      195,398,431
OTHER ASSETS AND
  LIABILITIES (NET)          (0.8)       (1,551,531)
                            -----      ------------
NET ASSETS                  100.0%     $193,846,900
                            =====      ============

------------
 * Aggregate cost for Federal tax purposes is $190,526,532.
 ** As of June 30, 2000, the market value of the securities on loan is $3,663,313. Collateral received for securities loaned of $3,903,140 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS -- 98.5%
    ADVERTISING -- 0.3%
    36,100    Interpublic Group of
                Companies, Inc.         $    1,552,300
    21,600    Omnicom, Inc.                  1,923,750
     8,800    Young & Rubicam, Inc.            503,250
                                        --------------
                                             3,979,300
                                        --------------
    AEROSPACE -- 0.7%
   108,598    Boeing Company                 4,540,754
    24,000    General Dynamics
                Corporation                  1,254,000
    47,942    Lockheed Martin
                Corporation                  1,189,561
     8,500    Northrop Grumman
                Corporation                    563,125
    56,292    United Technologies
                Corporation                  3,314,191
                                        --------------
                                            10,861,631
                                        --------------
    AIRLINES -- 0.2%
    18,200    AMR Corporation                  481,163
    14,900    Delta Air Lines, Inc.            753,381
    59,412    Southwest Airlines
                Company                      1,125,115
     8,100    US Airways Group, Inc.+          315,900
                                        --------------
                                             2,675,559
                                        --------------
    APPAREL -- 0.1%
     6,600    Liz Claiborne, Inc.              232,650
    32,700    NIKE, Inc., Class B            1,301,868
     6,900    Reebok International
                Ltd.+                          109,969
    13,900    V.F. Corporation                 330,994
                                        --------------
                                             1,975,481
                                        --------------
    AUTOMOBILES -- 0.8%
   144,300    Ford Motor Company             6,204,900
    64,000    General Motors
                Corporation                  3,716,000
    36,300    Harley-Davidson, Inc.          1,397,550
     7,480    Navistar International
                Corporation+                   232,347
                                        --------------
                                            11,550,797
                                        --------------
    AUTOMOBILE PARTS AND EQUIPMENT -- 0.2%
    16,200    AutoZone, Inc.+                  356,400
     5,000    Cummins Engine, Inc.             136,250
    18,518    Dana Corporation                 392,350

SHARES                                           VALUE
------------------------------------------------------
    AUTOMOBILE PARTS AND EQUIPMENT (CONTINUED)
    67,433    Delphi Automotive
                Systems Corporation     $      981,993
    21,425    Genuine Parts Company            428,500
    10,500    Johnson Controls, Inc.           538,781
    14,900    TRW, Inc.                        646,288
    15,569    Visteon Corporation+             188,769
                                        --------------
                                             3,669,331
                                        --------------
    BANKS -- 4.6%
    47,050    AmSouth Bancorporation           741,038
   198,399    Bank of America
                Corporation                  8,531,157
    88,300    Bank of New York, Inc.         4,105,950
   137,305    Bank One Corporation           3,647,164
    41,700    BB&T Corporation                 995,588
    25,300    Charter One Financial,
                Inc.                           581,900
   148,002    Chase Manhattan
                Corporation                  6,817,342
    18,950    Comerica, Inc.                   850,381
    37,125    Fifth Third
                Bancorporation               2,348,156
   117,334    First Union Corporation        2,911,350
   116,074    Firstar Corporation            2,444,809
   107,915    FleetBoston Financial
                Corporation                  3,669,110
    26,993    Huntington Bancshares,
                Inc.                           426,827
    52,000    KeyCorp                          916,500
    95,952    MBNA Corporation               2,602,698
    19,700    Morgan (J.P.) & Company,
                Inc.                         2,169,462
   135,478    Morgan Stanley, Dean
                Witter, Discover and
                Company                     11,278,543
    72,600    National City
                Corporation                  1,238,738
    27,000    Northern Trust
                Corporation                  1,756,687
    16,695    Old Kent Financial
                Corporation                    446,591
    34,800    PNC Bank Corporation           1,631,250
    20,500    Southtrust Corporation           463,813
    19,600    State Street Corporation       2,078,825
    21,300    Summit Bancorp                   524,513
    36,200    SunTrust Banks, Inc.           1,653,887
    33,800    Synovus Financial
                Corporation                    595,725
    89,979    U.S. Bancorp                   1,732,096
    16,400    Union Planters
                Corporation                    458,175

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    BANKS (CONTINUED)
    24,535    Wachovia Corporation      $    1,331,024
    65,564    Washington Mutual, Inc.        1,893,160
                                        --------------
                                            70,842,459
                                        --------------
    BROADCASTING -- 0.5%
    40,600    Clear Channel
                Communications+              3,045,000
    73,700    MediaOne Group, Inc.+          4,887,323
     6,100    Meredith Corporation             205,875
                                        --------------
                                             8,138,198
                                        --------------
    BUILDING MATERIALS -- 1.1%
     4,900    Armstrong Holdings, Inc.          75,031
     7,300    Centex Corporation               171,550
     7,375    Crane Company                    179,305
   276,919    Home Depot, Inc.              13,828,643
     5,800    Kaufman & Broad Home
                Corporation                    114,913
    53,700    Masco Corporation                969,956
    15,033    Pall Corporation                 278,110
     5,000    Pulte Corporation                108,125
    12,200    Vulcan Materials Company         520,787
                                        --------------
                                            16,246,420
                                        --------------
    BUSINESS EQUIPMENT AND SUPPLIES -- 1.8%
    13,700    Avery Dennison
                Corporation                    919,613
   212,200    International Business
                Machines Corporation        23,249,162
    30,800    Pitney Bowes, Inc.             1,232,000
    79,700    Xerox Corporation              1,653,775
                                        --------------
                                            27,054,550
                                        --------------
    BUSINESS SERVICES -- 0.4%
    86,313    Cendant Corporation+           1,208,382
    18,500    Convergys Corporation+           959,687
     8,900    Deluxe Corporation               209,706
    35,580    IMS Health, Inc.                 640,440
    11,600    NCR Corporation+                 451,675
    44,450    Paychex, Inc.                  1,866,900
    15,807    Sabre Holdings
                Corporation, Class A           450,500
                                        --------------
                                             5,787,290
                                        --------------

SHARES                                           VALUE
------------------------------------------------------
    CHEMICALS AND PLASTICS -- 1.8%
    27,800    Air Products &
                Chemicals, Inc.         $      856,587
    80,950    Dow Chemical Company           2,443,678
   125,349    dupont (E.I.) de Nemours
                & Company                    5,484,019
     9,275    Eastman Chemical Company         442,881
    15,800    Ecolab, Inc.                     617,187
    15,350    Engelhard Corporation            261,909
     3,700    FMC Corporation+                 214,600
     6,600    Great Lakes Chemical
                Corporation                    207,900
    13,000    Hercules, Inc.                   182,813
    11,437    Kerr-McGee Corporation           674,068
     8,200    Mallinckrodt Group, Inc.         356,188
    47,400    Minnesota Mining &
                Manufacturing Company        3,910,500
   151,979    Pharmacia Corporation          7,855,415
    19,100    Praxair, Inc.                    715,056
    22,800    Rockwell International
                Corporation                    718,200
    26,452    Rohm & Haas Company              912,594
    10,312    Sigma-Aldrich
                Corporation                    301,626
    16,300    Union Carbide
                Corporation                    806,850
     8,200    W R Grace & Company+              99,425
                                        --------------
                                            27,061,496
                                        --------------
    COAL -- 0.1%
    26,500    CSX Corporation                  561,469
     3,300    Eastern Enterprises              207,900
     9,200    Fluor Corporation                290,950
                                        --------------
                                             1,060,319
                                        --------------
    COMMUNICATION EQUIPMENT -- 1.4%
    22,000    Cabletron Systems, Inc.+         555,500
   115,200    GTE Corporation                7,171,200
   257,641    Motorola, Inc.                 7,487,692
    21,400    National Semiconductor
                Corporation+                 1,214,450
    19,200    Scientific-Atlanta, Inc.       1,430,400
    49,000    Tellabs, Inc.+                 3,353,437
                                        --------------
                                            21,212,679
                                        --------------

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    COMPUTER HARDWARE, SOFTWARE OR SERVICES -- 16.4%
    42,000    3COM Corporation+         $    2,420,250
    14,500    Adobe Systems, Inc.            1,885,000
    18,600    Advanced Micro Devices,
                Inc.+                        1,436,850
   275,000    America Online, Inc.+         14,506,250
    39,400    Apple Computer, Inc.+          2,063,575
     7,100    Autodesk, Inc.                   246,281
    75,100    Automatic Data
                Processing, Inc.             4,022,544
    29,557    BMC Software, Inc.+            1,078,369
    17,600    Ceridian Corporation+            423,500
   832,600    Cisco Systems, Inc.+          52,922,137
    22,500    Citrix Systems, Inc.+            426,094
   203,223    Compaq Computer
                Corporation                  5,194,888
    70,475    Computer Associates
                International, Inc.          3,607,439
    20,300    Computer Sciences
                Corporation+                 1,516,156
    43,100    Compuware Corporation+           447,163
   308,200    Dell Computer
                Corporation+                15,198,112
    55,800    Electronic Data Systems
                Corporation                  2,301,750
    38,500    Gateway 2000, Inc.+            2,184,875
   119,700    Hewlett Packard Company       14,947,538
    95,550    Honeywell International,
                Inc.                         3,218,841
     9,700    Mercury Interactive
                Corporation+                   938,475
   629,900    Microsoft Corporation+        50,392,000
    36,500    Network Appliance, Inc.+       2,938,250
    39,400    Novell, Inc.+                    364,450
   339,750    Oracle Corporation+           28,560,234
    33,400    Parametric Technology
                Corporation+                   367,400
    32,987    Peoplesoft, Inc.                 552,532
     7,000    Sapient Corporation+             748,563
    27,200    Seagate Technologies,
                Inc.+                        1,496,000
    24,200    Siebel Systems, Inc.+          3,958,213
   189,900    Sun Microsystems, Inc.+       17,269,031
    37,300    Unisys Corporation+              543,181

SHARES                                           VALUE
------------------------------------------------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES
      (CONTINUED)
    46,800    VERITAS Software
                Corporation+            $    5,289,131
    65,000    Yahoo!, Inc.+                  8,051,875
                                        --------------
                                           251,516,947
                                        --------------
    COMPUTER -- SEMICONDUCTORS -- 5.9%
    96,700    Applied Materials, Inc.+       8,763,437
   259,700    EMC Corporation+              19,980,669
   400,900    Intel Corporation             53,595,319
    36,700    LSI Logic Corporation+         1,986,387
    66,400    Micron Technology, Inc.+       5,847,350
                                        --------------
                                            90,173,162
                                        --------------
    CONSUMER NON-DURABLES -- 4.8%
    33,443    Corning, Inc.                  9,025,430
 1,184,200    General Electric Company      62,762,600
    11,400    Grainger (W.W.), Inc.            351,263
    45,720    Lowe's Companies, Inc.         1,877,377
                                        --------------
                                            74,016,670
                                        --------------
    CONSUMER SERVICES -- 0.0%#
    12,000    Block (H & R), Inc.              388,500
                                        --------------
    CONTAINERS -- 0.1%
     3,700    Ball Corporation                 119,094
    15,700    Crown Cork & Seal
                Company, Inc.                  235,500
    17,800    Owens-Illinois, Inc.+            208,037
    20,500    Pactiv Corporation+              161,438
    10,269    Sealed Air Corporation+          537,839
                                        --------------
                                             1,261,908
                                        --------------
    COSMETICS -- TOILETRY -- 0.1%
     6,800    Alberto-Culver Company,
                Class B                        207,825
    28,800    Avon Products, Inc.            1,281,600
                                        --------------
                                             1,489,425
                                        --------------
    DIVERSIFIED -- 0.8%
    19,200    Fortune Brands, Inc.             442,800
    12,000    Loews Corporation                720,000
    40,700    Raytheon Company, Class
                B                              783,475
    17,500    Textron, Inc.                    950,469

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    DIVERSIFIED (CONTINUED)
    18,900    Thermo Electron
                Corporation+            $      398,081
   202,018    Tyco International Ltd         9,570,603
                                        --------------
                                            12,865,428
                                        --------------
    DRUGS AND HEALTH CARE -- 0.3%
    18,000    Biogen, Inc.+                  1,161,000
    25,300    MedImmune, Inc.+               1,872,200
    14,000    Quintiles Transnational
                Corporation+                   197,750
    11,700    Watson Pharmaceuticals,
                Inc.+                          628,875
     7,500    Wellpoint Health
                Networks, Inc.+                543,281
                                        --------------
                                             4,403,106
                                        --------------
    ELECTRICAL EQUIPMENT -- 1.1%
    23,500    American Power
                Conversion
                Corporation+                   959,094
    11,300    Cooper Industries, Inc.          367,956
    23,800    Molex, Inc.                    1,145,375
     5,750    Tektronix, Inc.                  425,500
   195,900    Texas Instruments, Inc.       13,455,881
     7,100    Thomas & Betts
                Corporation                    135,788
                                        --------------
                                            16,489,594
                                        --------------
    ELECTRONICS -- 2.9%
    54,149    Agilent Technologies,
                Inc.+                        3,993,489
    24,100    Altera Corporation+            2,456,694
    42,400    Analog Devices, Inc.+          3,222,400
    31,000    Broadcom Corporation,
                Class A+                     6,785,125
    26,400    Conexant Systems, Inc.+        1,283,700
     8,800    Eaton Corporation                589,600
    51,100    Emerson Electric Company       3,085,162
    22,600    KLA-Tencor Corporation+        1,323,513
    15,600    Lexmark International
                Group, Inc., Class A+        1,049,100
    37,200    Linear Technology
                Corporation                  2,378,475
    33,800    Maxim Integrated
                Products, Inc.+              2,296,287
    15,800    Novellus Systems, Inc.+          893,688
    88,700    QUALCOMM, Inc.+                5,322,000

SHARES                                           VALUE
------------------------------------------------------
    ELECTRONICS (CONTINUED)
    18,000    Sanmina Corporation+      $    1,539,000
    71,400    Solectron Corporation+         2,989,875
    20,900    Teradyne, Inc.+                1,536,150
    38,500    Xilinx, Inc.+                  3,178,656
                                        --------------
                                            43,922,914
                                        --------------
    ENERGY AND RESOURCES -- 0.2%
    26,165    Burlington Resources,
                Inc.                         1,000,811
    35,395    Reliant Energy, Inc.           1,046,365
    24,778    Sempra Energy                    421,226
                                        --------------
                                             2,468,402
                                        --------------
    ENTERTAINMENT -- 1.5%
    10,700    Brunswick Corporation            177,219
   248,708    Disney (Walt) Company          9,652,979
     8,700    Harcourt General
                Corporation                    473,063
    20,950    Hasbro, Inc.                     315,559
    50,911    Mattel, Inc.                     671,389
   157,500    Time Warner, Inc.             11,970,000
                                        --------------
                                            23,260,209
                                        --------------
    FINANCIAL SERVICES -- 5.1%
   159,900    American Express Company       8,334,787
    30,128    American General
                Corporation                  1,837,808
    87,150    Associates First Capital
                Corporation                  1,944,534
    23,800    Capital One Financial
                Corporation                  1,062,075
   162,959    Charles Schwab
                Corporation                  5,479,500
   403,918    Citigroup, Inc.               24,336,059
    13,800    Countrywide Credit
                Industries                     418,313
    10,800    Dow Jones & Company,
                Inc.                           791,100
    17,200    Equifax, Inc.                    451,500
   120,600    Fannie Mae                     6,293,812
    83,200    Federal Home Loan
                Mortgage Corporation         3,369,600
    49,392    First Data Corporation         2,451,078
    56,606    Household International,
                Inc.                         2,352,687
    14,700    Lehman Brothers
                Holdings, Inc.               1,390,069
    58,800    Mellon Financial
                Corporation                  2,142,525

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    FINANCIAL SERVICES (CONTINUED)
    46,400    Merrill Lynch & Company,
                Inc.                    $    5,336,000
    17,700    Paine Webber Group, Inc.         805,350
    26,700    Regions Financial
                Corporation                    530,663
    19,000    SLM Holding Corporation          711,313
    14,700    T Rowe Price &
                Associates, Inc.               624,750
     6,400    Temple-Inland, Inc.              268,800
   192,860    Wells Fargo & Company          7,473,325
                                        --------------
                                            78,405,648
                                        --------------
    FOOD AND BEVERAGES -- 3.9%
    50,693    Albertson's, Inc.              1,685,542
    54,100    Anheuser-Busch
                Companies, Inc.              4,040,594
    33,300    Bestfoods                      2,306,025
    50,600    Campbell Soup Company          1,473,725
   296,300    Coca-Cola Company             17,018,731
    50,300    Coca-Cola Enterprises,
                Inc.                           820,519
    58,950    ConAgra, Inc.                  1,123,735
     4,500    Coors (Adolph) Company,
                Class B                        272,250
    42,200    Heinz (H.J.) Company           1,846,250
    16,700    Hershey Foods
                Corporation                    809,950
    48,500    Kellogg Company                1,442,875
    39,100    Nabisco Group Holdings
                Corporation                  1,014,156
   172,500    PepsiCo, Inc.                  7,665,469
   273,700    Philip Morris Cos., Inc.       7,270,156
    15,900    Quaker Oats Company            1,194,488
    36,700    Ralston-Purina Company           731,706
   104,100    Sara Lee Corporation           2,010,431
    52,200    Seagram Company Ltd            3,027,600
    68,432    Unilever NV                    2,942,576
    19,700    UST, Inc.                        289,344
    13,900    Wrigley (Wm) Jr. Company       1,114,606
                                        --------------
                                            60,100,728
                                        --------------
    FOOD DISTRIBUTION -- 0.4%
    72,094    Archer-Daniels-Midland
                Company                        707,422
    34,900    General Mills, Inc.            1,334,925

SHARES                                           VALUE
------------------------------------------------------
    FOOD DISTRIBUTION (CONTINUED)
     4,700    Great Atlantic & Pacific
                Tea Company, Inc.       $       78,138
    99,900    Kroger Company+                2,204,044
    16,000    Supervalu, Inc.                  305,000
    39,900    Sysco Corporation              1,680,787
    17,600    Winn Dixie Stores, Inc.          251,900
                                        --------------
                                             6,562,216
                                        --------------
    GAS AND PIPELINE UTILITIES -- 0.1%
    28,100    El Paso Energy
                Corporation                  1,431,344
                                        --------------
    GLASS PRODUCTS -- 0.1%
     6,700    Owens Corning Fiberglass
                Corporation                     61,975
    21,200    PPG Industries, Inc.             939,425
                                        --------------
                                             1,001,400
                                        --------------
    HEALTH CARE FACILITIES -- 0.2%
    66,777    HCA-The Healthcare
                Corporation                  2,028,351
    20,500    Humana, Inc.+                     99,938
    12,550    Manor Care, Inc.+                 87,850
    37,400    Tenet Healthcare
                Corporation                  1,009,800
                                        --------------
                                             3,225,939
                                        --------------
    HEALTH CARE PRODUCTS -- 4.4%
   185,500    Abbott Laboratories            8,266,344
    15,700    Allergan, Inc.                 1,169,650
     6,400    Bausch & Lomb, Inc.              495,200
    30,600    Becton, Dickinson &
                Company                        877,837
   275,200    Merck & Co, Inc.              21,087,200
   753,425    Pfizer, Inc.                  36,164,400
                                        --------------
                                            68,060,631
                                        --------------
    HOLDING COMPANIES -- 0.2%
    17,300    Providian, LLC                 1,557,000
    26,300    Public Service
                Enterprise                     910,638
                                        --------------
                                             2,467,638
                                        --------------
    HOME APPLIANCES -- 0.2%
    10,300    Black & Decker
                Corporation                    404,919
    36,079    Illinois Tool Works,
                Inc.                         2,056,503
     9,500    Maytag Corporation               350,313
     7,150    Snap-On, Inc.                    190,369

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    HOME APPLIANCES (CONTINUED)
    10,600    Stanley Works             $      251,750
     8,900    Whirlpool Corporation            414,962
                                        --------------
                                             3,668,816
                                        --------------
    HOME FURNISHINGS AND HOUSEWARES -- 0.7%
   156,100    American Home Products
                Corporation                  9,170,875
    23,500    Leggett & Platt, Inc.            387,750
    31,897    Newell Rubbermaid, Inc.          821,348
     2,200    Springs Industries, Inc.          70,400
     7,100    Tupperware Corporation           156,200
                                        --------------
                                            10,606,573
                                        --------------
    HOTELS AND RESTAURANTS -- 0.6%
    15,000    Darden Restaurants, Inc.         243,750
    14,800    Harrah's Entertainment
                Corporation+                   309,875
    44,100    Hilton Hotels
                Corporation                    413,437
    29,100    Marriott International,
                Inc.                         1,049,419
   159,900    McDonald's Corporation         5,266,706
    22,300    Starbucks Corporation+           851,581
    17,940    Tricon Global
                Restaurants, Inc.+             506,805
    13,800    Wendy's International,
                Inc.                           245,813
                                        --------------
                                             8,887,386
                                        --------------
    INSURANCE -- 2.7%
    17,114    Aetna Life & Casualty
                Company                      1,098,505
    32,200    AFLAC, Inc.                    1,479,187
    89,120    Allstate Corporation           1,982,920
   184,445    American International
                Group, Inc.                 21,672,287
    31,025    AON Corporation                  963,714
    21,199    Chubb Corporation              1,303,738
    19,800    CIGNA Corporation              1,851,300
    19,500    Cincinnati Financial
                Corporation                    613,031
    38,898    Conseco, Inc.                    379,256
    26,100    Hartford Financial
                Services Group, Inc.         1,459,969
    12,550    Jefferson-Pilot
                Corporation                    708,291
    23,300    Lincoln National
                Corporation                    841,713

SHARES                                           VALUE
------------------------------------------------------
    INSURANCE (CONTINUED)
    32,700    Marsh & McLennan
                Companies, Inc.         $    3,415,106
    11,900    MBIA, Inc.                       573,431
    12,900    MGIC Investment
                Corporation                    586,950
     8,900    Progressive Corporation          658,600
    15,500    SAFECO Corporation               308,063
    25,758    St. Paul Companies, Inc.         878,992
    15,600    Torchmark, Inc.                  385,125
    28,796    UnumProvident
                Corporation                    577,720
                                        --------------
                                            41,737,898
                                        --------------
    INVESTMENT COMPANIES -- 0.1%
    13,442    Bear Stearns Companies,
                Inc.                           559,523
    29,600    Franklin Resources, Inc.         899,100
                                        --------------
                                             1,458,623
                                        --------------
    MACHINERY AND HEAVY EQUIPMENT -- 0.3%
    41,700    Caterpillar, Inc.              1,412,587
    28,000    Deere & Company                1,036,000
    24,600    Dover Corporation                997,837
    19,650    Ingersoll-Rand Company           790,913
    13,650    Parker-Hannifin
                Corporation                    467,513
                                        --------------
                                             4,704,850
                                        --------------
    MANUFACTURING -- 0.3%
    26,550    Alcan Aluminum Ltd.              823,050
    48,800    Boston Scientific
                Corporation+                 1,070,550
     2,700    Briggs & Stratton
                Corporation                     92,475
     8,400    Brown-Forman
                Corporation, Class B           451,500
    17,200    Danaher Corporation              850,325
     9,340    PACCAR, Inc.                     370,681
    19,900    Sherwin-Williams Company         421,631
                                        --------------
                                             4,080,212
                                        --------------
    MEDICAL INSTRUMENTS, SERVICES, AND SUPPLIES --
      2.2%
     6,100    Bard (C.R.), Inc.                293,563
    34,700    Baxter International,
                Inc.                         2,439,844
    14,400    Biomet, Inc.                     553,500
    32,974    Cardinal Health, Inc.          2,440,076
    36,700    Guidant Corporation+           1,816,650

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEDICAL INSTRUMENTS, SERVICES, AND SUPPLIES
      (CONTINUED)
    46,089    HEALTHSOUTH Corporation+  $      331,265
   166,500    Johnson & Johnson
                Company                     16,962,187
   143,300    Medtronic, Inc.                7,138,131
    10,150    St. Jude Medical, Inc.+          465,631
    19,700    UnitedHealth Group, Inc.       1,689,275
                                        --------------
                                            34,130,122
                                        --------------
    METALS AND MINING -- 0.4%
   103,436    Alcoa, Inc.                    2,999,644
    47,400    Barrick Gold Corporation         862,087
    19,400    Freeport McMoRan Copper
                & Gold, Class B+               179,450
    31,200    Homestake Mining Company         214,500
    22,100    Inco Ltd.                        339,788
    20,455    Newmont Mining
                Corporation                    442,339
     9,515    Phelps Dodge Corporation         353,839
    39,200    Placer Dome, Inc.                374,850
                                        --------------
                                             5,766,497
                                        --------------
    NATURAL GAS -- 0.4%
     9,900    Columbia Energy Group            649,687
    87,630    Enron Corporation              5,652,135
     5,700    NICOR, Inc.                      185,963
     3,500    ONOEK, Inc.                       90,781
                                        --------------
                                             6,578,566
                                        --------------
    NETWORKING PRODUCTS -- 0.0%#
    12,500    Adaptec, Inc.+                   284,375
                                        --------------
    NEWS AND PUBLISHING -- 0.5%
    31,900    Gannett Company, Inc.          1,908,019
    66,494    Kimberly-Clark
                Corporation                  3,815,093
     9,400    Knight-Ridder, Inc.              499,962
    20,600    New York Times Company,
                Class A                        813,700
    36,900    Tribune Company                1,291,500
                                        --------------
                                             8,328,274
                                        --------------
    OIL -- 4.9%
    11,100    Amerada Hess Corporation         685,425
    13,900    Apache Corporation               817,494

SHARES                                           VALUE
------------------------------------------------------
    OIL (CONTINUED)
     8,600    Ashland, Inc.             $      301,538
    39,520    Baker Hughes, Inc.             1,264,640
    78,000    Chevron Corporation            6,615,375
    26,000    Coastal Corporation            1,582,750
    74,726    Conoco, Inc., Class B          1,835,457
   416,698    Exxon Mobil Corporation       32,710,793
    53,100    Halliburton Company            2,505,656
    12,600    Louisiana Land &
                Exploration Company            137,025
     7,300    McDermott International,
                Inc.                            64,331
    44,100    Occidental Petroleum
                Corporation                    928,856
    30,400    Phillips Petroleum
                Company                      1,540,900
   256,700    Royal Dutch Petroleum
                Company                     15,803,094
    10,700    Sunoco, Inc.                     314,981
    66,100    Texaco, Inc.                   3,519,825
    17,500    Tosco Corporation                495,469
    30,100    Union Pacific
                Corporation                  1,119,344
    30,155    Union Pacific Resources
                Group                          663,410
    29,100    Unocal Corporation               963,938
    37,300    USX-Marathon Group               934,831
                                        --------------
                                            74,805,132
                                        --------------
    OIL EQUIPMENT AND SERVICES -- 0.3%
    68,130    Schlumberger Ltd.              5,084,201
                                        --------------
    PAPER AND FOREST PRODUCTS -- 0.3%
     6,400    Bemis Company, Inc.              215,200
     7,000    Boise Cascade
                Corporation                    181,125
    25,025    Fort James Corporation           578,703
    20,700    Georgia-Pacific Group            543,375
    57,809    International Paper
                Company                      1,723,431
    12,500    Mead Corporation                 315,625
     3,500    Potlatch Corporation             115,937
    28,250    Weyerhaeuser Company           1,214,750
    13,400    Willamette Industries,
                Inc.                           365,150
                                        --------------
                                             5,253,296
                                        --------------
    PERSONAL ITEMS -- 1.2%
    69,000    Colgate-Palmolive
                Company                      4,131,375
   124,920    Gillette Company               4,364,392

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    PERSONAL ITEMS (CONTINUED)
    12,500    International Flavors &
                Fragrances, Inc.        $      377,344
   156,500    Procter & Gamble Company       8,959,625
                                        --------------
                                            17,832,736
                                        --------------
    PETROLEUM REFINING -- 0.2%
    15,600    Anadarko Petroleum
                Corporation                    769,275
    11,400    Rowan Companies+                 346,275
    52,900    Williams Companies, Inc.       2,205,269
                                        --------------
                                             3,320,819
                                        --------------
    PETROLEUM -- SERVICE AND
      EQUIPMENT -- 0.1%
    25,515    Transocean Sedco Forex,
                Inc.                         1,363,458
                                        --------------
    PHARMACEUTICALS -- 2.5%
    12,420    ALZA Corporation+                734,332
   236,140    Bristol-Myers Squibb
                Company                     13,755,155
   135,200    Lilly (Eli) & Company         13,503,100
    33,747    McKesson HBOC, Inc.              706,578
   175,200    Schering-Plough
                Corporation                  8,847,600
                                        --------------
                                            37,546,765
                                        --------------
    PHOTOGRAPHIC EQUIPMENT AND
      SUPPLIES -- 0.1%
    37,100    Eastman Kodak Company          2,207,450
     5,450    Polaroid Corporation              98,441
                                        --------------
                                             2,305,891
                                        --------------
    PRINTING AND PUBLISHING -- 0.2%
     7,900    American Greetings
                Corporation, Class A           150,100
    14,800    Donnelley (R.R.) & Sons
                Company                        333,925
    19,640    Dun & Bradstreet
                Corporation                    562,195
    23,600    McGraw-Hill, Inc.              1,274,400
    12,250    Westvaco Corporation             303,953
                                        --------------
                                             2,624,573
                                        --------------

SHARES                                           VALUE
------------------------------------------------------
    RAILROADS -- 0.1%
    13,500    Kansas City Southern
                Industries, Inc.        $    1,197,281
    45,900    Norfolk Southern
                Corporation                    682,763
                                        --------------
                                             1,880,044
                                        --------------
    RECREATION -- 0.1%
    72,300    Carnival Corporation,
                Class A                      1,409,850
                                        --------------
    RESEARCH AND DEVELOPMENT -- 0.7%
   122,900    Amgen, Inc.+                   8,633,725
    25,200    PE Corp-PE Biosystems
                Group                        1,660,050
                                        --------------
                                            10,293,775
                                        --------------
    RETAIL -- STORE -- 4.1%
    17,100    Bed Bath & Beyond, Inc.+         619,875
    24,800    Best Buy Company, Inc.+        1,568,600
    24,300    Circuit City Stores --
                Circuit City Group             806,456
    13,480    Consolidated Stores
                Corporation+                   161,760
    53,434    Costco Wholesale
                Corporation+                 1,763,322
    46,682    CVS Corporation                1,867,280
    11,400    Dillard's, Inc.                  139,650
    39,381    Dollar General
                Corporation                    767,930
    26,000    Federated Department
                Stores+                        877,500
   101,887    Gap, Inc.                      3,183,969
    57,600    K-mart Corporation+              392,400
    39,000    Kohls Corporation+             2,169,375
    51,464    Limited, Inc.                  1,112,909
     4,800    Long's Drug Stores
                Company                        104,400
    39,750    May Department Stores
                Company                        954,000
    16,300    Nordstrom, Inc.                  393,238
    37,800    Office Depot, Inc.+              236,250
    31,200    Penney (J.C.) Company,
                Inc.                           575,250
    22,700    RadioShack Corporation         1,075,412
    31,400    Rite Aid Corporation             206,063
     4,000    Russell Corporation               80,000
    59,400    Safeway, Inc.+                 2,680,425
    42,200    Sears, Roebuck & Company       1,376,775
    57,950    Staples, Inc.+                   890,981

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    RETAIL -- STORE (CONTINUED)
    54,600    Target Corporation        $    3,166,800
     8,800    Tiffany & Company                594,000
    35,900    TJX Companies, Inc.              673,125
    26,250    Toys R Us, Inc.+                 382,266
   533,500    Wal-Mart Stores, Inc.         30,742,937
   120,600    Walgreen Company               3,881,812
                                        --------------
                                            63,444,760
                                        --------------
    SAVINGS AND LOAN ASSOCIATIONS -- 0.0%#
    19,200    Golden West Financial
                Corporation                    783,600
                                        --------------
    SOAPS AND DETERGENTS -- 0.1%
    28,524    Clorox Company                 1,278,232
                                        --------------
    STEEL -- 0.1%
    10,113    Allegheny Technologies,
                Inc.                           182,034
    16,000    Bethlehem Steel
                Corporation+                    57,000
    10,300    Nucor Corporation                341,831
     7,400    Timken Company                   137,825
    10,840    USX-U.S.Steel Group,
                Inc.                           201,217
    10,425    Worthington Industries,
                Inc.                           109,463
                                        --------------
                                             1,029,370
                                        --------------
    TECHNOLOGY -- 0.1%
    10,800    ITT Industries                   328,050
     5,500    Millipore Corporation            414,563
     6,000    PerkinElmer, Inc.                396,750
                                        --------------
                                             1,139,363
                                        --------------
    TELECOMMUNICATIONS -- 10.6%
    40,400    ADC Telecommunications,
                Inc.+                        3,388,550
    37,766    ALLTEL Corporation             2,339,132
     9,937    Andrew Corporation+              333,511
   379,090    AT&T Corporation              11,988,721
   184,962    Bell Atlantic
                Corporation                  9,398,382
   225,200    BellSouth Corporation          9,599,150
    17,000    CenturyTel, Inc.                 488,750
   107,400    Comcast Corporation
                Special, Class A
                (non-voting)                 4,349,700
    18,600    Comverse Technology,
                Inc.+                        1,729,800
   105,520    Global Crossing Ltd.,
                ADR+                         2,776,495
   389,745    Lucent Technologies,
                Inc.                        23,092,391

SHARES                                           VALUE
------------------------------------------------------
    TELECOMMUNICATIONS (CONTINUED)
    90,800    NEXTEL Communications,
                Inc.+                   $    5,555,825
   354,600    Nortel Networks
                Corporation                 24,201,450
   407,175    SBC Communications, Inc.      17,610,319
   104,900    Sprint Corporation             5,349,900
   109,500    Sprint PCS+                    6,515,250
    60,758    US West, Inc.                  5,209,998
   182,566    Viacom, Inc., Class B+        12,448,719
   342,710    WorldCom, Inc.+               15,721,821
                                        --------------
                                           162,097,864
                                        --------------
    TIRE AND RUBBER -- 0.1%
     9,000    Cooper Tire & Rubber
                Company                        100,125
    13,000    Goodrich (B.F.) Company          442,813
    19,100    Goodyear Tire & Rubber
                Company                        382,000
                                        --------------
                                               924,938
                                        --------------
    TRANSPORTATION -- 0.2%
    51,289    Burlington Northern
                Santa Fe                     1,176,441
    34,660    FedEx Corporation+             1,317,080
     7,200    Ryder System, Inc.               136,350
                                        --------------
                                             2,629,871
                                        --------------
    UTILITIES -- 1.5%
    51,000    AES Corporation+               2,326,875
    16,700    Ameren Corporation               563,625
    38,540    American Electric Power
                Company, Inc.                1,141,747
    19,434    Cinergy Corporation              494,352
    13,300    CMS Energy Corporation           294,263
    25,700    Consolidated Edison
                Company                        761,363
    18,250    Constellation Energy
                Group                          594,266
    19,500    CP & L, Inc.                     622,781
    28,901    Dominion Resources, Inc.       1,239,130
    17,300    DTE Energy Company               528,731
    43,970    Duke Energy Company            2,478,809
    39,800    Edison International             815,900
    27,900    Entergy Corporation              758,531
    28,027    FirstEnergy Corporation          655,131
    12,000    Florida Progress
                Corporation                    562,500
    21,600    FPL Group, Inc.                1,069,200
    14,700    GPU, Inc.                        397,819

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    UTILITIES (CONTINUED)
     4,900    National Service
                Industries, Inc.        $       95,550
    14,100    New Century Energies,
                Inc.                           423,000
    20,900    Niagara Mohawk Holdings,
                Inc.+                          291,294
    19,100    Northern States Power
                Company                        385,581
    20,600    PECO Energy Company              830,438
     4,300    People's Energy
                Corporation                    139,213
    46,100    PG & E Corporation             1,135,212
    10,400    Pinnacle West Capital
                Corporation                    352,300
    17,500    PPL Corporation                  383,906
    77,600    Southern Company               1,809,050
    32,015    TXU Corporation                  944,442
    21,600    Unicom Corporation               835,650
                                        --------------
                                            22,930,659
                                        --------------
    WASTE MANAGEMENT -- 0.1%
    22,900    Allied Waste Industries,
                Inc.+                          229,000
    74,353    Waste Management, Inc.         1,412,707
                                        --------------
                                             1,641,707
                                        --------------
TOTAL COMMON STOCKS
                   (Cost $996,424,754)   1,507,480,415
                                        --------------
PRINCIPAL
AMOUNT                                           VALUE
------------------------------------------------------
U.S. TREASURY BILLS -- 0.2%
                     (Cost $3,312,148)
$3,500,000    5.98%++ due 5/31/2001**   $    3,312,148
                                        --------------
REPURCHASE AGREEMENT -- 0.3%
                     (Cost $4,216,000)
 4,216,000    Agreement with State
                Street Bank and Trust
                Company, 6.350% dated
                06/30/2000, to be
                repurchased at
                $4,218,230 on
                07/03/2000,
                collateralized by
                $4,000,000 U.S.
                Treasury Note, 7.500%
                maturing 02/15/2005
                (value $4,305,000)           4,216,000
                                        --------------

TOTAL INVESTMENTS
  (Cost $1,003,952,902*)    99.0%      1,515,008,563
OTHER ASSETS AND
  LIABILITIES (NET)          1.0          15,595,921
                           -----      --------------
NET ASSETS                 100.0%     $1,530,604,484
                           =====      ==============

------------
 * Aggregate cost for Federal tax purposes is $1,009,472,920.
 ** Security pledged as collateral for futures contracts.
 + Non-income producing security.
 ++ Rate represents annualized yield at date of purchase.
 # Amount represents less than 0.1% of net assets.

NUMBER OF                                 UNREALIZED
CONTRACTS                                DEPRECIATION
---------                                ------------
FUTURES CONTRACTS -- LONG POSITION
   70        S&P 500 Index June -- 2000    $179,262
                                           ========

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 98.8%
    ARGENTINA -- 0.4%
     1,100    Alpargatas S.A.I.C., ADR+  $        660
     3,446    Banco de Galicia Bueno,
                ADR                            51,044
     1,856    Banco Frances del Rio de
                la Plata SA, ADR               40,136
     5,000    Banco Rio de La Plata SA         73,125
     9,000    Corporacion Mapfre, ADR          53,083
       600    El Sitio, Inc.+                   4,275
       615    IRSA Inversiones Y
                Representaciones SA,
                GDR                            14,068
     1,720    Metrogas SA, ADR                 15,050
    12,065    Perez Companc SA, ADR            95,365
     1,100    Quilmes Industrial SA,
                ADR                            12,238
     5,900    Telecom Argentina SA, ADR       162,250
     7,000    Telefonica de Argentina,
                ADR                           222,250
     2,200    Transportadora de Gas del
                Sur SA, ADR                    19,800
                                         ------------
                                              763,344
                                         ------------
    AUSTRALIA -- 2.5%
     4,750    Amcor Ltd.                       65,312
     2,100    Ashton Mining Ltd., ADR           6,280
     9,250    Australia & New Zealand
                Bank, ADR                     352,078
    29,740    Broken Hill Proprietary
                Ltd., ADR                     706,325
     2,800    Burns, Philip & Company
                Ltd., ADR                       4,220
    14,500    Coca-Cola Amatil Ltd.,
                ADR                            56,366
     4,300    Coles Myer Ltd., ADR            130,075
     7,700    CSR Ltd., ADR                    85,469
     4,400    E-mail Partners Ltd., ADR        16,104
     1,100    FH Faulding & Company,
                ADR                            21,536
     7,352    Goldfields Ltd., ADR             28,948
     9,500    Goodman Fielder Ltd., ADR        28,180
     6,100    James Hardie Industries,
                ADR                            32,023
     4,700    Kidston Gold Mines Ltd.,
                ADR+                            1,321
     1,400    Lihir Gold Ltd., ADR+            11,375
    24,300    M.I.M. Holdings Ltd., ADR        26,159
     2,100    Mayne Nickless Ltd., ADR         21,539
     8,800    National Australia Bank
                Ltd., ADR                     728,200

SHARES                                          VALUE
-----------------------------------------------------
    AUSTRALIA (CONTINUED)
    23,100    News Corporation Ltd.,
                ADR                      $  1,258,950
     5,139    Normandy Mining Ltd.             27,660
     4,500    North Ltd., ADR                  53,152
     1,300    Orbital Engineering Ltd.,
                ADR+                           11,212
     4,200    Origin Energy Ltd., ADR          42,918
     7,700    Pacific Dunlop Olympic
                Ltd., ADR                      26,950
     1,700    Petsec Energy Ltd., ADR+            534
     4,470    Rio Tinto Ltd., ADR             295,334
     4,500    Santos Ltd., ADR                 54,000
       600    Simsmetal Ltd., ADR               7,794
       700    Sons of Gwalia, ADR              10,989
     3,700    Southcorp Holdings Ltd.,
                ADR                            53,328
     6,900    St. George Bank Ltd., ADR        94,093
    24,600    Telstra Corporation Ltd.        508,912
    11,300    Westpac Banking Ltd., ADR       403,975
     8,500    WMC Ltd., ADR                   153,000
    19,100    Woodside Petroleum Ltd.         148,496
                                         ------------
                                            5,472,807
                                         ------------
    AUSTRIA -- 0.1%
    12,400    Bank Austria
                Aktiengeselschaft, ADR        120,798
     5,220    EVN-Energie Versorgung
                Niederoesterreich AG,
                ADR                            38,871
     4,000    OMV AG, ADR                      69,502
       700    Wolford AG, ADR                   4,264
                                         ------------
                                              233,435
                                         ------------
    BELGIUM -- 0.0%#
     1,230    Dexia                                 0
       900    Xeikon NV, ADR+                  13,838
                                         ------------
                                               13,838
                                         ------------
    BERMUDA -- 0.1%
       400    ESG Re Ltd.                       1,575
        50    FLAG Telecom Holdings
                Ltd.+                             744
       400    Frontline Ltd., ADR+              2,118
       500    LaSalle Re Holdings Ltd.,
                ADR                             7,094
     1,700    PartnerRe Ltd., ADR              60,244
     3,100    XL Capital Ltd., Class A        167,787
                                         ------------
                                              239,562
                                         ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    BRAZIL -- 0.6%
     2,225    Aracruz Celulose SA, ADR   $     42,970
     3,996    Cemig-Companhia
                Energetica de Minas,
                ADR                            69,794
    31,000    Centrais Eletricas
                Brasileiras SA, ADR           317,992
     2,710    Centrais Geradoras do
                Suldo Brasil SA, ADR+          15,921
     3,900    Companhia Cervejaria
                Brahma, ADR                    47,775
     2,100    Companhia Siderurgica
                Nacional, ADR                  64,706
     3,400    Continental AG, ADR              56,805
     6,300    Embratel Participacoes
                SA, ADR                       148,838
     3,900    Panamerican Beverages
                Inc., Class A, ADR             58,256
       620    Tele Celular Sul
                Participacoes SA               28,055
     2,433    Tele Centro Oeste Celular
                Participacoes SA, ADR          29,196
     1,240    Tele Centro Sul
                Participacoes SA, ADR          90,598
       300    Tele Nordeste Celular
                Participacoes SA, ADR          20,775
     7,038    Tele Norte Leste
                Participacoes SA, ADR         166,265
     1,240    Tele Sudeste Celular
                Participacoes SA, ADR          37,820
       300    Telemig Celular
                Participacoes SA, ADR          21,450
     2,480    Telesp Celular
                Participacoes SA, ADR         111,290
                                         ------------
                                            1,328,506
                                         ------------
    CANADA -- 4.2%
        50    724 Solutions, Inc.+              2,194
     5,700    Abitibi-Consolidated,
                Inc., ADR                      53,437
     1,600    Agnico Eagle Mines Ltd.,
                ADR                            10,300
       600    Alliance Atlantis
                Communications Corp.,
                Class B+                        7,500
       700    BAE Systems Canada, Inc.         10,063
     7,950    Bank of Montreal, ADR           339,366
    10,900    BCE Emergis, Inc.+              665,047

SHARES                                          VALUE
-----------------------------------------------------
    CANADA (CONTINUED)
    18,300    BCE, Inc., ADR             $    435,769
     2,400    Bell Canada
                International, Inc.+           69,450
     3,200    BioChem Pharmaceuticals,
                Inc.+                          78,800
     1,200    Biomira, Inc., ADR+              11,025
     1,400    Biovail Corporation+             77,612
     8,450    Brascan Corporation,
                Class A                       100,344
       460    Campbell Resources, Inc.+           805
    11,800    Canadian Imperial Bank of
                Commerce                      323,025
     5,700    Canadian National Railway
                Company                       166,369
     4,100    Canadian Occidental
                Petroleum, ADR                111,469
     9,900    Canadian Pacific Ltd.,
                ADR                           259,256
    14,000    Canadian Tire
                Corporation, Ltd.,
                Class A                       210,946
     3,800    Celestica, Inc.+                188,575
     4,600    Certicom Corporation+           156,649
     1,100    Clearnet Communications,
                Inc., Class A, ADR+            30,542
     2,500    Cominco, ADR                     34,531
     1,800    Corel, ADR+                       7,088
     1,800    Cott Corporation, ADR+           10,800
     1,300    Decoma International,
                Inc.                            9,831
     5,500    Domatar, Inc., ADR               51,219
       700    Dorel Industries, Inc.+          15,663
     4,600    Enbridge, Inc.                   93,437
     3,200    Encal Energy Ltd.+               20,400
       400    Fahnestock Viner
                Holdings, Inc., ADR             7,500
     1,600    Fairfax Financial
                Holdings Ltd.+                175,135
       900    Four Seasons Hotels,
                Inc., ADR                      55,969
     3,300    Global Thermoelectric,
                Inc.+                          57,750
     2,000    Goldcorp, Inc., Class A,
                ADR+                           14,375
     1,200    GSI Lumonics, Inc.+              42,150
       300    GT Group Telecom, Inc.,
                Class B+                        4,744
    10,406    Gulf Canada Resources,
                ADR+                           50,079
    12,600    Imperial Oil Ltd., ADR          307,125
       700    Intertape Polymer Group
                Inc., ADR                      12,075

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    CANADA (CONTINUED)
     1,200    Intrawest Corporation      $     22,800
     1,250    Ipsco, Inc., ADR                 15,781
       300    Jetform Corporation, ADR+         1,463
     1,600    Loewen Group, Inc., ADR+            887
     2,400    Magna International,
                Class A, ADR                  113,400
    18,000    Manulife Financial Corp.        320,625
     5,200    Methanex Corporation,
                ADR+                           17,712
     1,600    Microcell
                Telecommunications,
                Inc.+                          57,800
     3,500    Mitel Corporation, ADR+          73,500
    28,738    Nortel Networks
                Corporation                 1,961,368
     2,750    NOVA Chemicals
                Corporation                    59,125
     2,900    Numac Energy, Inc., ADR+          9,606
     5,000    Nurun, Inc.+                    142,736
     1,600    Potash Corporation of
                Saskatchewan, ADR              88,300
     1,800    Rio Algom Ltd., ADR              20,925
       500    Rogers Cantel Mobil
                Communications, Class
                B, ADR+                        16,813
     6,300    Rothmans, Inc.                   77,686
     9,400    Royal Bank of Canada            485,862
     2,000    Royal Group Technologies
                Ltd.+                          47,750
     4,300    Royal Oak Mines, ADR+                 0
       200    Sun Life Financial
                Services of Canada+             3,375
     6,600    Suncor Energy, Inc.             153,862
     1,200    Supersol Ltd.                    21,750
     3,270    Talisman Energy, Inc.+          108,319
     4,100    Teleglobe, Inc.                  86,356
     2,100    Telesystem International
                Wireless, Inc.+                38,850
    60,900    TransCanada PipeLines
                Ltd.                          464,980
    13,352    TransCanada PipeLines
                Ltd., ADR                     101,809
     4,300    Trizec Hahn Corporation,
                ADR                            76,862
     3,400    West Coast Energy, Inc.,
                ADR                            52,700
     6,200    Westport Innovations,
                Inc.                           59,068

SHARES                                          VALUE
-----------------------------------------------------
    CANADA (CONTINUED)
     2,700    Wi-LAN, Inc.+              $     76,074
                                         ------------
                                            9,056,558
                                         ------------
    CHILE -- 0.3%
       500    AFP Provida, ADR                 10,625
     1,000    Banco de A. Edwards, ADR,
                SER A                          13,500
     3,400    Banco Santander Chile,
                ADR                            54,400
     2,800    Banco Santiago SA, ADR           50,050
     1,900    Compania Cervecerias
                Unidas SA, ADR                 43,106
     6,875    Compania de
                Telecomunicaciones de
                Chile SA, ADR                 124,609
       800    Cristalerias de Chile,
                ADR                            13,200
     2,700    Distribucion y Servicio
                D&S SA                         46,913
     2,000    Embotelladora Andina SA,
                ADR                            23,500
     8,200    Empresa Nacional
                Electricidad SA, ADR           90,712
     4,060    Enersis S.A., ADR                80,946
     2,500    Gener SA, ADR                    36,719
       500    Laboratorio Chile SA, ADR         9,594
     1,900    Linea Aerea Nacional
                Chile SA, ADR                  13,775
     1,100    Madeco, ADR                       8,388
       800    Maderas Y Sintelicos
                Sociedad (Masisa), ADR          9,450
       800    Quimica Minera Chile SA,
                ADR                            17,800
     3,200    Quinenco SA, ADR                 31,200
       420    Telex-Chile SA, ADR+              1,365
       400    Vina Concha Y Toro SA,
                ADR                            14,575
                                         ------------
                                              694,427
                                         ------------
    CHINA\HONG KONG -- 3.9%
    16,400    Amoy Properties Ltd., ADR        55,224
     1,440    Asia Pulp & Paper Company
                Ltd.+                              23
     7,200    Asia Pulp & Paper Company
                Ltd., ADR+                     36,450
     1,200    Asia Satellite
                Telecommunications
                Holdings Ltd., ADR             41,100
    39,448    Bank East Asia Ltd., ADR         92,098

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    CHINA\HONG KONG (CONTINUED)
       750    Beijing Yanhua
                Petrochemical Company
                Ltd., ADR                $      4,125
     3,200    C.P. Pokphand, ADR+               2,566
    13,632    Cable & Wireless HKT
                Ltd., ADR                     293,088
    19,400    Cathay Pacific Airways,
                ADR                           179,802
     5,900    CDL Hotels International
                Ltd., ADR                      25,733
    16,900    China Telecom (Hong Kong)
                Ltd.+                       3,005,031
     3,000    China Unicom Ltd., ADR+          63,750
    10,080    Dairy Farm International
                Ltd., ADR                      30,240
       500    DSG International Ltd.,
                ADR+                            2,500
       579    Egana International
                Holdings Ltd., ADR              5,259
    13,700    First Pacific Company
                Ltd., ADR                      23,286
     3,700    Glorious Sun Enterprises
                Ltd.                           10,323
     1,300    Gold Peak Industries
                Ltd., ADR                       3,627
     2,600    Guangshen Railway Company
                Ltd., ADR                      13,000
     7,950    Hang Lung Development,
                ADR                            30,850
    55,400    Hang Seng Bank Ltd., ADR        525,893
    49,400    Henderson Land
                Development Company
                Ltd., ADR                     217,359
   148,397    Hong Kong and China Gas
                Ltd., ADR                     166,567
    57,900    Hong Kong Electric
                Holdings Ltd., ADR            186,427
    14,900    Hong Kong Land Holdings,
                ADR                           119,200
    25,100    Hopewell Holdings Ltd.,
                ADR                            10,464
     1,100    Huaneng Power
                International, ADR             14,644
    14,800    Hysan Development Ltd.,
                ADR                            31,136
    22,500    Jardine Matheson &
                Company Ltd., ADR              98,437
    17,400    Jardine Strategic
                Holding, ADR                  104,052

SHARES                                          VALUE
-----------------------------------------------------
    CHINA\HONG KONG (CONTINUED)
     2,700    Johnson Electric
                Holdings, ADR            $    255,436
    30,400    New World Development
                Company Ltd., ADR              67,855
       500    Peak International Ltd.+          3,500
    84,000    PetroChina Company Ltd.,
                ADR+                        1,758,750
     2,600    Shandong Huaneng, ADR            10,888
     4,367    Shanghai Chlor-Alkali
                Chemical Company, ADR           8,297
     1,600    Shanghai Erfangji Co.,
                Ltd., ADR+                      2,976
     4,000    Shanghai Petrochemicals
                Ltd., ADR                      55,250
     3,190    Shanghai Tire & Rubber
                Company Ltd., ADR+              6,380
     4,600    Shuntak Holdings Ltd.,
                ADR                             5,429
     1,800    Singer Company, ADR+                421
    10,350    South China Morning Post,
                ADR                            40,163
    68,600    Sun Hung Kai Properties
                Ltd., ADR                     492,797
    27,000    Swire Pacific Ltd., ADR         154,661
     6,200    Television Broadcasts
                Ltd.                           82,714
       600    VTech Holdings Ltd., ADR         22,705
       500    Yanzhou Coal Mining
                Company Ltd., ADR               5,000
                                         ------------
                                            8,365,476
                                         ------------
    COLOMBIA -- 0.0%#
       900    Banco Ganadero SA, ADR            5,287
     1,500    Banco Industrial
                Colombiano, ADR                 3,188
                                         ------------
                                                8,475
                                         ------------
    DENMARK -- 0.3%
     3,700    Novo Nordisk AS, Series
                B, ADR                        312,650
    12,400    Tele Danmark, Series B,
                ADR                           421,600
                                         ------------
                                              734,250
                                         ------------
    FINLAND -- 3.3%
     1,500    American Group Ltd., ADR         20,622
     1,400    Instrumentarium
                Corporation, ADR               17,150
     4,062    Metso Oyj, ADR                   47,728

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    FINLAND (CONTINUED)
   139,200    Nokia Oyj, ADR             $  6,951,300
     3,220    Sonera Oyj, ADR                 148,120
                                         ------------
                                            7,184,920
                                         ------------
    FRANCE -- 10.5%
    10,700    Accor SA, ADR                   219,271
    32,793    Alcatel Alsthom Cie
                Generale D'Electric,
                ADR                         2,180,734
     6,400    Alstom                          175,200
    23,778    Aventis SA, ADR               1,725,391
     1,000    Bouygues Offshore SA, ADR        24,875
     1,000    Business Objects SA, ADR+        88,125
    18,000    Canal Plus, ADR                 604,898
     4,100    Cap Gemini SA                   722,183
     2,767    Clarins SA                       57,007
       900    Coflexip SA, ADR                 54,450
       800    Companie Generale de
                Geophysique SA, ADR+           10,900
     3,400    Dassault Systemes SA, ADR       319,600
     2,300    Etablissements
                Economiques du Casino
                Guichard-Perrachon SA         212,994
    28,700    France Telecom SA             4,089,750
       400    Galeries Lafayette               81,150
       600    Genset, ADR+                     13,875
     6,100    Groupe Danone                   809,490
    20,900    Groupe Danone, ADR              554,700
     9,200    Lafarge SA, ADR                 238,319
     3,600    Lagardere Group, ADR            274,954
    14,000    Louis Vuitton Moet
                Hennessy, ADR               1,169,000
     4,800    Pechiney SA, ADR                 99,600
     6,750    Pernod Ricard, ADR               91,830
     5,950    PSA Peugeot Citroen, ADR        298,509
     1,600    Rhodia SA, ADR                   27,400
     1,000    Scor SA, ADR                     43,375
     1,100    Sidel SA                         89,212
    56,800    Societe Generale, ADR           683,260
     1,400    Societe Generale
                d'Entreprises SA               58,141
    25,500    STMicroelectronics NV         1,636,781
     6,700    Suez Lyonnaise des Eaux,
                SA                          1,173,756
     4,200    Thomson CSF, ADR                165,442
    43,105    Total SA, ADR                 3,311,003
     2,400    Valeo SA                        128,312

SHARES                                          VALUE
-----------------------------------------------------
    FRANCE (CONTINUED)
     2,500    Valeo SA, ADR              $    133,658
    70,900    Vivendi, ADR                  1,251,556
                                         ------------
                                           22,818,701
                                         ------------
    GERMANY -- 6.1%
     2,000    BASF AG, ADR                     80,750
    20,900    Bayer AG, ADR                   814,092
       927    Celanese AG                      18,076
    14,000    Commerzbank AG, ADR             498,545
    28,771    Daimler Chrysler
                Aerospace AG                1,497,890
    15,300    Deutsche Bank AG, ADR         1,262,038
    86,900    Deutsche Telekom, ADR         4,931,575
    15,700    Dresdner Bank AG, ADR           650,514
    14,400    E.On AG, ADR                    718,200
     2,100    Epcos AG, ADR+                  206,850
     7,100    Fresenius Medical Care
                AG, ADR                       185,931
    10,600    Infineon Technologies AG+       840,050
       228    Pfeiffer Vacuum
                Technology AG, ADR              8,963
    10,100    RWE AG, ADR                     339,415
    14,904    SAP AG, ADR                     688,321
     1,900    SGL Carbon AG, ADR+              42,750
    44,700    Volkswagen AG, ADR              341,401
                                         ------------
                                           13,125,361
                                         ------------
    GREECE -- 0.2%
       400    Anangel -- American
                Shipholdings Ltd., ADR+         1,925
    28,900    Hellenic
                Telecommunication
                Organization SA (OTE),
                ADR                           352,219
                                         ------------
                                              354,144
                                         ------------
    HUNGARY -- 0.1%
     6,200    Magyar Tavkozlesi Rt.,
                ADR                           213,512
                                         ------------
    INDIA -- 0.0%#
       300    Rediff.com India Ltd.,
                ADR+                            4,200
                                         ------------
    INDONESIA -- 0.1%
     2,600    Gulf Indonesia Resources
                Ltd.+                          20,800
     7,150    PT Indorayon Utama, ADR+            919
     3,083    PT Indosat, ADR                  35,069
       800    PT Pasifik Satelit
                Nusantara, ADR+                 7,600

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    INDONESIA (CONTINUED)
    14,440    PT Telekomunikasi
                Indonesia, ADR           $    100,177
     1,100    PT Tri Polyta Indonesia,
                ADR+                              619
                                         ------------
                                              165,184
                                         ------------
    IRELAND -- 0.6%
    12,400    Allied Irish Banks, ADR         220,100
     7,700    Bank of Ireland, ADR            197,794
    11,600    CRH, ADR                        203,000
     7,900    Elan Corporation Plc,
                ADR+                          382,656
       600    IONA Technologies Plc,
                ADR+                           37,800
     3,200    Jefferson Smurfit Group,
                ADR                            56,400
       400    Riverdeep Group Plc, ADR+         7,750
     2,000    Ryanair Holdings Plc,
                ADR+                           73,000
     1,300    SmartForce Plc, ADR+             62,400
       500    Warner Chilcott
                Laboratories, ADR+             11,125
     2,200    Waterford Wedgwood Plc,
                ADR                            22,550
                                         ------------
                                            1,274,575
                                         ------------
    ISRAEL -- 0.5%
       200    American-Israeli Paper
                Mills, ADR                     13,200
     1,000    Blue Square-Israel Ltd.,
                ADR                            10,000
     2,400    Check Point Software
                Technologies Ltd.+            508,200
     2,400    ECI Telecommunications
                Ltd., ADR                      85,800
       600    Elbit Medical Imaging
                Ltd., ADR                       5,325
       700    Elbit Systems Ltd., ADR          10,413
       600    Elron Electronic
                Industries Ltd., ADR           22,088
       600    Gilat Satellite Network
                Ltd., ADR+                     41,625
     2,400    Koor Industries Ltd., ADR        51,000
       100    M-Systems Flash Disk
                Pioneers Ltd.+                  7,788
       700    Magic Software
                Enterprises Ltd.+               7,481
       400    Matav-Cable Systems Media
                Ltd., ADR                      16,025

SHARES                                          VALUE
-----------------------------------------------------
    ISRAEL (CONTINUED)
       300    NICE-Systems Ltd., ADR+    $     23,156
       400    Orckit Communications
                Ltd.                           12,050
       500    Partner Communications
                Company Ltd., ADR+              4,750
       400    RADWARE Ltd.+                    10,600
     1,300    Scitex Corporation, ADR+         14,381
     3,800    Teva Pharmaceutical, ADR        210,662
                                         ------------
                                            1,054,544
                                         ------------
    ITALY -- 2.4%
     2,672    Benetton Group SpA, ADR         110,554
     1,600    De Rigo SpA, ADR                 10,400
     4,000    Enel SpA, ADR                   178,500
    22,900    Ente Nazionale
                Idrocarburi SpA, ADR        1,332,494
    10,515    Fiat SpA                        272,076
       800    Fila Holding SpA, ADR+            8,450
     1,700    Industrie Natuzzi, ADR           20,187
    13,400    Luxottica Group, ADR            163,312
    14,261    Montedison SpA                  256,698
       500    SAES Getters SpA, ADR             3,688
    20,086    San Paolo-IMI SpA, ADR          710,542
    15,100    Telecom Italia SpA            2,077,194
                                         ------------
                                            5,144,095
                                         ------------
    JAPAN -- 19.9%
     9,200    ADERANS Company Ltd.            425,729
    14,700    AIWA Company Ltd.               235,244
    40,000    ALPS Electric Company
                Ltd.                          742,661
     8,570    Amway Japan Ltd., ADR            39,101
     5,600    Bandai Company Ltd., ADR         51,722
   134,095    Bank of Tokyo, ADR            1,625,902
    25,000    Canon, Inc., ADR              1,259,375
     1,900    CSK Corporation, ADR             56,050
    10,200    Dai'El, Inc., ADR                71,400
     4,800    Densei-Lambda KK                 98,846
     8,850    Eisai Company Ltd., ADR         283,587
    14,800    Fuji Photo Film Company
                Ltd., ADR                     627,150
    27,000    Fujita Kanko, Inc.              140,210
    27,100    Heiwa Corporation+              607,870
    20,800    Hisamitsu Pharmaceutical
                Co., Inc.                     319,728
    10,000    Hitachi Ltd., ADR             1,441,250
    14,000    Honda Motor Company Ltd.,
                ADR                           962,500

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    JAPAN (CONTINUED)
                ADR+                     $     35,550
    11,900    Ito-Yokado Ltd., ADR            737,056
    25,500    Japan Airlines Company,
                ADR                           202,406
   309,000    Kawasaki Heavy Industries
                Ltd.                          471,778
    10,350    Kawasaki Heavy Industries
                Ltd., ADR                      63,209
     9,700    Kawasaki Steel
                Corporation, ADR              138,957
    59,000    Kinden Corporation              370,331
     3,100    Kirin Brewery Company,
                ADR                           394,475
    16,300    Kobe Steel Ltd., ADR+            56,072
     7,250    Komatsu Ltd., ADR               203,892
     2,100    Kubota Corporation, ADR         149,625
     5,600    Kyocera Corporation, ADR        962,150
     4,800    Makita Corporation, ADR          45,000
     6,200    Matsushita Electric
                Industrial Company
                Ltd., ADR                   1,593,400
    35,000    Matsushita-Kotobuki
                Electronics Industries
                Ltd.                          781,773
   270,700    Mazda Motor Corporation         732,208
    22,500    Mitsubishi Corporation,
                ADR                           406,720
     2,400    Mitsui & Company Ltd.,
                ADR                           368,025
     9,500    NEC Corporation, ADR          1,505,750
    76,000    NGK Insulators Ltd.             941,181
    50,000    NGK Spark Plug Company
                Ltd.                          773,291
    31,200    Nippon Soda Company Ltd.        120,266
    91,300    Nippon Telegraph &
                Telephone Corporation,
                ADR                         6,242,638
    36,000    Nissan Motor Company
                Ltd., ADR                     414,000
    20,000    NTT DoCoMo, Inc., ADR         2,704,868
     7,900    Olympus Optical Company,
                ADR                           141,538
     4,680    Orix Corporation, ADR           351,878
    16,200    Pasco Corporation                94,508
     5,400    Pioneer Corporation, ADR        218,700
     2,400    Q.P. Corporation, ADR            40,036
     4,100    Ricoh Company Ltd., ADR         433,745

SHARES                                          VALUE
-----------------------------------------------------
    JAPAN (CONTINUED)
     9,400    Royal Company Ltd.         $     94,704
    31,300    Sanden Corporation              243,072
    10,900    Sanyo Electric
                Corporation, ADR              499,356
       512    Sawako Corporation, ADR           2,316
    11,500    Sega Enterprises, ADR            44,166
    12,100    Shiseido Ltd., ADR              187,022
    23,600    Sony Corporation, ADR         2,225,775
    10,800    Sumitomo Metal
                Industries, ADR+               74,304
   127,000    Sumitomo Metal Mining
                Company                       598,464
    13,000    Sumitomo Special Metals
                Company Ltd.                  182,065
    40,400    Sumitomo Trust & Banking
                Company Ltd., ADR             287,470
    29,800    Sumitomo Warehouse
                Company Ltd.                   86,503
    32,800    Takara Standard Company
                Ltd.                          142,817
    17,000    TAMURA Corporation               87,159
     4,000    TDK Corporation, ADR            573,000
     9,300    Tokio Marine & Fire
                Insurance Ltd., ADR           553,350
    11,200    Tokyo Ohka Kogyo Company,
                Ltd.                          262,834
    54,070    Toyota Motor Corporation,
                ADR                         5,038,648
    42,100    Uny Company Ltd.                581,278
       900    Wacoal Corporation, ADR          47,250
    43,800    Yamaguchi Bank Ltd.             310,837
    11,100    York-Benimaru Company
                Ltd.                          313,840
                                         ------------
                                           43,119,581
                                         ------------
    KOREA -- 1.1%
    36,000    Korea Electric Power
                Corporation, ADR              663,750
    16,500    Korea Telecom
                Corporation, ADR              798,188
    11,100    Pohang Iron & Steel
                Company, Ltd., ADR            266,400
    16,084    SK Telecom Company Ltd.,
                ADR                           584,050
                                         ------------
                                            2,312,388
                                         ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    LUXEMBOURG -- 0.0%#
     1,400    Espirito Santo Financial
                Holdings, ADR            $     25,200
     1,400    Millicom International
                Cellular SA+                   49,000
                                         ------------
                                               74,200
                                         ------------
    MALAYSIA -- 0.1%
    41,900    Amsteel Corporation
                Berhad, ADR                     5,624
    39,500    Resorts World Berhad            108,105
                                         ------------
                                              113,729
                                         ------------
    MEXICO -- 1.0%
     2,900    Altos Hornos de Mexico
                SA, ADR+                            0
     1,600    Apasco SA, Series A, ADR         45,907
       800    Bufete Industries, ADR+             250
     8,600    Cemex SA de CV, ADR             201,025
       800    Coca-Cola Femsa SA, ADR          15,100
       250    Consorcio Grupo Dina SA,
                ADR                               719
       500    Controladora Comercial
                Mexican SA de CV, ADR           9,125
     2,205    Desc de CV, Series C, ADR        28,389
     3,100    Empresas Ica, ADR                 5,231
    13,000    Grupo Carso SA, ADR+             92,160
     1,100    Grupo Casa Autrey, ADR+          10,038
     1,100    Grupo Elektra, ADR               11,275
     8,600    Grupo Financiero Bancomer
                SA de CV, ADR                  87,345
     2,000    Grupo Imsa SA, ADR               28,875
       800    Grupo Industrial Durango
                SA, ADR+                        7,625
     1,800    Grupo Industrial Maseca
                SA, ADR                        12,937
     1,800    Grupo Iusacell SA de CV,
                ADR+                           28,125
       500    Grupo Radio Central, ADR          5,688
     4,600    Grupo Telivisa SA, ADR+         317,112
       280    Grupo Tribasa SA de CV,
                ADR+                              630
       700    Industries Bachoco SA             4,638
     4,200    Kimberly Clark, Inc., ADR        59,720
     3,400    Savia SA de CV, ADR+             65,875
    17,200    Telefono de Mexico SA,
                ADR                           982,550

SHARES                                          VALUE
-----------------------------------------------------
    MEXICO (CONTINUED)
     2,100    Tubos de Acero de Mexico,
                ADR                      $     29,137
     3,000    Tv Azteca SA de CV, ADR          39,562
     3,600    Vitro Sociedad Anomina,
                ADR                            11,475
                                         ------------
                                            2,100,513
                                         ------------
    NETHERLANDS -- 4.9%
    41,500    ABN AMRO Holding, ADR         1,019,344
    33,600    AEGON Insurance, ADR          1,197,000
     8,500    Akzo Nobel, ADR                 357,531
    12,300    ASM Lithography Holdings
                NV+                           542,737
     6,100    Baan Company, ADR+               16,012
     1,600    Benckiser NV                     62,400
     4,400    CNH Global NV                    40,700
    11,500    DSM, ADR                         92,224
    10,000    Elsevier, ADR                   246,875
     6,100    Equant NV+                      262,300
     1,800    Gucci Group, ADR                170,550
    27,305    ING Groep NV                  1,843,087
     3,600    Ispat International NV,
                Class A                        34,200
     1,575    KLM Royal Dutch Airlines
                NV                             41,836
    18,060    Koninklijke Ahold, ADR          529,384
    38,064    Koninklijke Philips
                Electronics NV, ADR         1,808,040
       400    Koninklijke Vopak NV, ADR        11,769
     2,500    Koninklijke Wessanen NV,
                CVA                            27,448
       100    KPNQwest NV+                      3,962
     2,500    Oce Van Der Griten, ADR          40,000
     1,000    QIAGEN NV, ADR+                 174,000
     1,400    Royal Nedlloyd Group, ADR        13,560
    27,366    Royal PTT Nederland, ADR      1,229,760
    13,683    TNT Post Group NV, ADR          368,586
       800    Toolex Alpha NV, ADR+            12,800
     5,700    VNU - Verenigde
                Nederlandse
                Uitgeversbedrijven
                Verengd Bezit, ADR            294,401
     8,400    Wolters Kluwer, ADR             223,744
                                         ------------
                                           10,664,250
                                         ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    NEW ZEALAND -- 0.1%
     1,025    Fletcher Challenge,
                Building, ADR            $     10,763
     1,025    Fletcher Challenge,
                Energy, ADR                    32,287
     2,560    Fletcher Challenge,
                Forest, ADR+                    9,280
     1,950    Fletcher Challenge,
                Paper, ADR                     22,059
     7,900    Telecommunications of New
                Zealand Ltd., ADR             222,187
     1,200    Tranz Rail Holdings Ltd.,
                ADR                             6,038
                                         ------------
                                              302,614
                                         ------------
    NORWAY -- 0.2%
     1,800    Nera ASA, ADR                     9,450
     6,850    Norsk Hydro AS, ADR             288,128
     2,700    Petroleum Geo-Services,
                ADR+                           46,069
       800    Smedvig ASA, ADR                 14,451
                                         ------------
                                              358,098
                                         ------------
    PANAMA -- 0.0%#
       600    Banco Latinoamericano de
                Exportaciones SA               16,613
                                         ------------
    PERU -- 0.0%#
       500    Compania de Minas
                Buenaventura SA, ADR            8,656
     7,000    Telefonica del Peru SA,
                ADR                            79,625
                                         ------------
                                               88,281
                                         ------------
    PHILIPPINES -- 0.1%
     3,600    Philippine Long Distance
                Telephone Company, ADR         63,900
     5,565    San Miguel Corporation,
                Class B, ADR                   68,839
                                         ------------
                                              132,739
                                         ------------
    PORTUGAL -- 0.4%
     5,900    Banco Comercial Portugues
                SA, ADR                       152,663
     9,000    Electricidade de Portugal
                SA, ADR                       312,187
    28,500    Portugal Telecom SA, ADR        320,625
                                         ------------
                                              785,475
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
    RUSSIA -- 0.3%
     5,000    Lukoil, ADR                $    255,600
       500    Mobile Telesystems, ADR          12,275
     7,600    Mosenergo, ADR                   29,640
     3,500    Rostelecom, ADR                  47,687
    13,600    Surgutneftegaz, ADR+            181,220
    11,800    Unified Energy Systems          135,700
       800    Vimpel-Communications,
                ADR+                           17,700
                                         ------------
                                              679,822
                                         ------------
    SINGAPORE -- 0.3%
     6,500    Asia Pacific Resources
                International Holdings
                Ltd., Class A                   7,719
       200    Chartered Semiconductor
                Manufacturing, ADR+            18,000
     1,300    China Yuchai, ADR+                1,341
     3,500    Cycle & Carriage Ltd.,
                ADR                            16,456
     7,003    DBS Group Holdings Ltd.,
                ADR                           360,085
    10,875    Keppel Corporation Ltd.          47,102
     5,400    Neptune Orient Lines
                Ltd., ADR+                     20,011
       100    St Assembly Test Services
                Ltd., ADR+                      2,575
    15,100    United Overseas Bank
                Ltd., ADR                     197,603
                                         ------------
                                              670,892
                                         ------------
    SOUTH AFRICA -- 0.2%
     3,400    Gold Fields of South
                Africa Ltd., ADR                4,356
     2,100    Harmony Gold Mining
                Company Ltd., ADR              11,681
     5,852    Imperial Holdings Ltd.,
                ADR                            47,609
     7,700    Iscor Ltd., ADR                  13,108
    15,400    Liberty Group Ltd., ADR         210,372
     3,300    Pepkor Ltd., ADR                 23,735
    17,400    Sasol Ltd., ADR                 115,275
    12,200    Wooltru Ltd., ADR                14,115
                                         ------------
                                              440,251
                                         ------------
    SPAIN -- 2.6%
    83,833    Banco Bilbao Vizcaya
                Argentaria SA               1,236,537
   105,160    Banco Santander Central
                Hispano SA, ADR             1,091,035

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    SPAIN (CONTINUED)
    35,100    Banesto Espanol de
                Credito, ADR+            $    261,378
    27,400    Endesa SA, ADR                  534,300
    25,850    Repsol, ADR                     512,153
    31,216    Telefonica de Espana SA,
                ADR                         1,999,775
                                         ------------
                                            5,635,178
                                         ------------
    SWEDEN -- 2.6%
     3,400    AGA AB, ADR                      54,354
     3,666    Atlas Copco, ADR                 70,660
     3,100    Autoliv, Inc., ADR               74,594
       500    Biacore International AB,
                ADR+                           21,500
     5,300    Electrolux AB, ADR              166,950
   219,600    Ericsson (L.M.) Telephone
                Company, Class B, ADR       4,392,000
    15,100    Forenings Sparbanken AB,
                ADR                           220,850
       700    Pricer AB, ADR                      171
     7,750    Sandvik AB, ADR                 162,557
     3,300    SKF AB, ADR                      54,862
     6,000    Svenska Cellulosa AB, ADR       113,945
     1,300    Swedish Match Company,
                ADR                            39,975
    12,700    Volvo AB, ADR                   277,812
                                         ------------
                                            5,650,230
                                         ------------
    SWITZERLAND -- 5.1%
     3,900    Adecco SA, ADR                  413,887
       100    Carrier 1 International
                SA, ADR+                        1,163
    30,900    Credit Suisse Group, ADR      1,536,666
     1,100    Mettler Toledo
                International, Inc.+           44,000
    22,600    Nestle, ADR                   2,261,662
    73,532    Novartis, ADR                 2,911,891
    20,100    Roche Holdings Ltd.           1,956,648
     3,000    Sulzer Medica, ADR               72,750
     1,600    TAG Heuer International
                SA, ADR                        21,087
   246,600    UBS AG, ADR                   1,806,455
                                         ------------
                                           11,026,209
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
    TAIWAN -- 1.1%
       150    GigaMedia Ltd.+            $      1,819
     6,585    Macronix International
                Company Ltd., ADR             168,319
    54,968    Taiwan Semiconductor
                Manufacturing Company       2,130,010
                                         ------------
                                            2,300,148
                                         ------------
    THAILAND -- 0.0%#
     7,000    Advanced Information
                Services PCL, ADR+             65,577
       124    Shin Corporations PCL,
                ADR+                            2,406
                                         ------------
                                               67,983
                                         ------------
    UNITED KINGDOM -- 22.4%
    20,300    Abbey National Plc, ADR         482,547
     2,800    Albert Fisher Group Plc,
                ADR+                            3,707
    30,000    Allied Domeq Plc, ADR           157,060
    22,488    Allied Zurich AG, Plc,
                ADR                           533,077
     4,000    Amvescap Plc, ADR               313,500
     9,500    ARM Holdings Plc, ADR+          312,312
    50,936    Astra Zeneca Group Plc,
                ADR                         2,368,524
    19,600    AXA, SA, ADR                  1,559,425
    30,500    BAA Plc, ADR                    237,670
    11,000    Barclays Plc, ADR             1,100,000
    22,414    Bass Publishing Limited
                Company Plc, ADR              259,162
       800    Bespak Plc, ADR                   5,841
    20,192    BG Group Plc, ADR               658,764
    22,300    Blue Circle Industries
                Plc, ADR                      143,910
     7,300    BOC Group Plc, ADR              211,244
     1,200    Body Shop International
                Plc, ADR                       10,894
    92,600    BP Amoco Plc, ADR             5,237,687
       900    Bright Station Plc, ADR+          4,669
     3,200    British Airways Plc, ADR        184,000
    22,491    British American Tobacco
                Plc, ADR                      302,223
     2,000    British Biotech Plc, ADR+         7,000
     8,600    British Sky Broadcasting
                Group Plc, ADR                998,675
    18,600    British
                Telecommunications Plc,
                ADR                         2,459,850
     3,200    Burmah Castrol Plc, ADR         131,200

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
    29,870    Cable & Wireless Plc, ADR  $  1,495,349
    14,600    Cadbury Schweppes Plc,
                ADR                           383,250
     3,400    Carlton Communications
                Plc, ADR                      221,000
     1,700    Celltech Group Plc, ADR+         64,387
     7,050    Coats Viyella Plc, ADR           17,601
     4,700    COLT Telecom Group Plc,
                ADR+                          637,437
    18,200    Compass Group Plc, ADR          233,204
     1,370    Cordiant Communications
                Group Plc                      38,018
     5,900    Corus Group Plc, ADR+            84,812
     1,700    Danka Business Systems
                Plc, ADR+                       6,588
    25,683    Diageo Plc, ADR                 913,352
    16,790    Dixons Group Plc, ADR           203,385
     2,500    Eidos Plc, ADR+                  18,438
    11,725    EMI Group Plc, ADR              222,314
     5,000    Enterprise Oil Plc, ADR         123,750
     3,150    Exel Plc, ADR                    82,294
    14,000    Freeserve Plc, ADR+             701,750
     5,000    Gallaher Group Plc, ADR         107,187
       400    Gentia Software Plc+              2,575
    52,000    Glaxo Wellcome Plc, ADR       3,006,250
     2,370    Hanson Plc                       16,747
     3,925    Hanson Trust Plc, ADR           138,356
    26,600    HSBC Holdings Plc, ADR        1,508,746
       300    ICON Plc, ADR+                    4,988
     5,400    Imperial Chemical
                Industries Plc, ADR           166,387
     7,825    Imperial Tobacco Group
                Plc, ADR                      148,000
       200    Independent Energy
                Holdings Plc, ADR+              1,663
        50    interactive investor
                international Plc, ADR+           356
    54,880    Invensys Plc, ADR               412,005
       300    Jazztel Plc, ADR+                 7,875
    19,100    Kingfisher Plc, ADR             342,467
     9,600    LASMO Plc, ADR                   61,800
     1,800    Laura Ashley Holdings
                Plc, ADR+                       2,587
     2,000    London Pacific Group Ltd.
                Plc, ADR                       26,000
    13,700    Marks & Spencer Plc, ADR        289,619
       500    MERANT Plc, ADR+                  5,094

SHARES                                          VALUE
-----------------------------------------------------
    UNITED KINGDOM (CONTINUED)
     8,570    National Grid Group Plc,
                ADR                      $    338,261
     9,200    National Power Plc, ADR         234,600
    16,900    Pearson Plc, ADR                529,132
     9,000    Peninsular & Oriental
                Steam Plc, ADR                158,240
     4,800    Powergen Plc, ADR               168,000
     4,100    Premier Farnell Plc, ADR         58,937
     3,100    Premier Oil Plc, ADC+             6,098
       900    Provalis Plc+                     1,055
    29,000    Prudential Plc, ADR             837,816
     4,300    Racal Electronics Plc,
                ADR                            58,524
       800    Ramco Energy Plc, ADR+            4,700
    11,500    Rank Group Plc, ADR              50,313
     8,500    Reed International Plc,
                ADR                           297,500
     8,600    Rentokil Initial Plc, ADR       195,645
     7,053    Reuters Group Plc, ADR          704,859
    12,911    Rexam Plc, ADR                   47,609
     7,900    Rio Tinto Plc, ADR              515,475
    48,787    Royal Bank of Scotland
                Group Plc                     816,448
     1,370    Saatchi & Saatchi Plc            43,840
     1,200    Scottish & Southern
                Energy Plc, ADR               102,952
     8,900    Scottish Power Plc, ADR         301,440
     1,700    Senetek Plc, ADR+                 3,559
    47,500    Shell Transportation &
                Trading Plc, ADR            2,372,031
     1,400    Shire Pharmaceuticals
                Group Plc, ADR+                72,625
     1,700    Signet Group Plc                 41,225
       300    Smallworldwide Plc, ADR+          3,750
    32,100    Smithkline Beecham Group
                Plc, ADR                    2,092,519
     8,394    South African Breweries
                Plc, ADR                       62,599
       600    Stolt Comex Seaway SA+            7,125
     1,850    Stolt-Nielsen SA Plc, ADR        33,184
     3,400    Tate & Lyle Plc, ADR             67,908
       800    Taylor Nelson Sofres Plc,
                ADR                            48,117
     6,407    Telewest Communications
                Plc, ADR+                     237,059
    63,800    Tesco Plc, ADR                  593,616
     7,500    TI Group Plc, ADR                81,480
     8,300    Tomkins Plc, ADR                106,344
     2,100    Trinity Mirror Plc, ADR          37,495

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
    20,853    Unilever Plc, ADR          $    523,932
     7,500    United News & Media Plc,
                ADR                           208,594
     8,200    United Utilities Plc, ADR       166,306
   156,049    Vodafone AirTouch Plc,
                ADR                         6,466,280
       400    Wembley Plc, ADR                 12,734
     7,261    Williams Plc, ADR               126,895
     4,600    WPP Group Plc, ADR              334,075
     1,000    Xenova Group Plc, ADR             1,313
                                         ------------
                                           48,550,781
                                         ------------
    UNITED STATES -- 0.2%
       393    ADC Telecommunications,
                Inc.+                          32,963
     1,000    Amdocs Ltd.+                     76,750
       480    Magna Entertainment
                Corporation, Class A+           3,127
     3,928    NTL, Inc.+                      235,203
                                         ------------
                                              348,043
                                         ------------
    VENEZUELA -- 0.0%#
     1,700    Compania Anonima Nacional
                Telefonos de Venezuela,
                ADR                            46,219
     1,800    Mavesa SA, ADR                    5,625
     1,000    Sidervrgica/Venez/Sivensa,
                ADR+                            2,360
                                         ------------
                                               54,204
                                         ------------
TOTAL COMMON STOCKS
                    (Cost $140,823,148)  $213,742,136
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
PREFERRED STOCKS -- 0.0%#
                        (Cost $116,820)
    BRAZIL -- 0.0%#
     6,300    Telesp-Telecomunicacoes
                de Sao Paulo SA, ADR     $    116,550
                                         ------------
RIGHTS -- 0.0%#
                            (Cost $613)
    SWEDEN -- 0.0%#
    12,700    Volvo AB, Rights                  7,144
                                         ------------

OTHER INVESTMENTS**
  (Cost $48,390,828)         22.4%       48,390,828
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $189,331,409*)      121.2%      262,256,658
OTHER ASSETS AND
  LIABILITIES (NET)         (21.2)      (45,837,382)
                            -----      ------------
NET ASSETS                  100.0%     $216,419,276
                            =====      ============

------------
*  Aggregate cost for Federal tax purposes is $189,972,142
** As of December 31, 1999, the market value of the securities on loan is $47,123,512. Collateral received for securities loaned of $48,378,368 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security
#  Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

At June 30, 2000 sector diversification of the Munder International Equity Fund was as follows:

                             % OF
                          NET ASSETS          VALUE
                          -------------------------
COMMON STOCKS:
Telecommunications......     17.8%     $ 38,511,315
Banking and Financial
  Services..............     12.4        26,934,825
Oil and Gas.............      8.5        18,393,255
Drugs and Health Care...      7.4        15,901,488
Electronics.............      5.7        12,364,948
Utilities...............      5.1        10,988,370
Automotive..............      4.9        10,571,713
Business Services.......      4.4         9,558,618
Food and Beverages......      3.5         7,539,678
Electric and Electrial
  Equipment.............      3.3         7,097,702
Machinery and Heavy
  Equipment.............      2.7         5,898,284
Retail..................      2.3         4,920,645
Diversified.............      1.8         3,779,113
Printing and
  Publishing............      1.6         3,535,743
Metals and Mining.......      1.5         3,224,677
Manufacturing...........      1.5         3,247,148
Household Appliances and
  Home Furnishings......      1.5         3,322,183
Photography.............      1.2         2,501,808
Broadcasting and
  Advertising...........      1.2         2,495,594
Chemicals...............        1         2,257,638
Software................      0.9         1,863,562
Transportation..........      0.8         1,824,133
Insurance...............      0.7         1,411,946
Building Construction...      0.6         1,231,898
Real Estate.............      0.5         1,040,209

Industrial Machinery....      0.5%     $  1,115,539
Tobacco.................      0.4           882,266
Electronics --
  Semiconductors........      0.4           858,050
Building and Building
  Materials.............      0.4           783,552
Leisure Time............      0.3           610,997
Internet Service
  Providers.............      0.3           720,512
Conglomerates...........      0.3           621,655
Apparel and Textiles....      0.2           375,216
Telecommunications
  Services..............      0.1           239,395
Hotels and
  Restaurants...........      0.1           140,210
Construction and Mining
  Equipment.............      0.1           294,293
Computer Hardware,
  Software or
  Services..............      0.1           184,336
Other...................      3.0         6,499,622
                            -----      ------------
TOTAL COMMON STOCKS.....     98.8       213,742,136
PREFERRED STOCKS........      0.0           116,550
RIGHTS..................      0.0             7,144
OTHER INVESTMENTS.......     22.4        48,390,828
                            -----      ------------
TOTAL INVESTMENTS.......    121.2       262,256,658
OTHER ASSETS AND
  LIABILITIES (NET).....   (21.2)       (45,837,382)
                            -----      ------------
NET ASSETS..............    100.0%     $216,419,276
                            =====      ============

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 98.6%
    BANKING AND FINANCIAL SERVICES -- 1.2%
    47,900    ACE Cash Express, Inc.+    $    568,813
    47,300    Actrade International,
                Ltd.+                         969,650
                                         ------------
                                            1,538,463
                                         ------------
    BUSINESS SERVICES -- 8.1%
   107,200    Charles River Associates,
                Inc.+                       1,889,400
   266,450    ClickAction, Inc.+            4,263,200
    62,850    Hall, Kinion &
                Associates, Inc.+           2,093,691
    65,750    Websense, Inc.+               1,651,969
    59,150    Workflow Management,
                Inc.+                         702,406
                                         ------------
                                           10,600,666
                                         ------------
    COMMERCIAL SERVICES -- 1.9%
    54,150    Insurance Auto Auctions,
                Inc.+                       1,143,919
    93,700    Koala Corporation+            1,323,512
                                         ------------
                                            2,467,431
                                         ------------
    COMPUTERS AND BUSINESS EQUIPMENT -- 7.9%
    80,150    CSP, Inc.+                      641,200
   114,450    Integrated Measurement
                Systems, Inc.+              1,802,588
   119,850    Media 100, Inc.+              3,086,137
   182,100    Qualstar Corporation+         1,394,203
    44,600    ScanSource, Inc.+             1,733,825
    97,000    Telxon Corporation            1,733,875
                                         ------------
                                           10,391,828
                                         ------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES -- 19.0%
   135,300    Accord Networks Ltd.+         1,251,525
   194,500    Blue Wave Systems, Inc.+      2,005,781
    82,200    Enlighten Software
                Solutions, Inc.+              308,250
    77,750    Fundtech Ltd.+                2,021,500
   185,250    IKOS Systems, Inc.+           2,003,016
    84,450    Level 8 Systems, Inc.+        1,778,728
    78,225    MapInfo Corporation+          3,177,891
    57,650    MCSi, Inc.+                   1,491,694
    76,500    Moldflow Corporation+         1,238,344
   188,000    Ontrack Data
                International, Inc.+        1,468,750
    79,900    SBS Technologies, Inc.+       2,951,306

SHARES                                          VALUE
-----------------------------------------------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES
      (CONTINUED)
   110,700    TALX Corporation+          $  1,895,737
    56,750    Troy Group, Inc.+               844,156
   155,600    UniComp, Inc.+                  320,925
   335,400    Zamba Corporation+            1,844,700
    29,600    Zomax, Inc.+                    388,500
                                         ------------
                                           24,990,803
                                         ------------
    ELECTRONICS -- 19.5%
   125,050    August Technology
                Corporation+                2,055,509
    77,500    BTU International, Inc.+        930,000
   100,800    Comptek Research, Inc.+       1,789,200
    66,750    Diodes, Inc.+                 2,861,906
    79,900    Frequency Electronics,
                Inc                         2,287,137
    99,000    Herley Industries, Inc.+      1,868,625
    67,500    ICOS Vision Systems
                Corporation NV+             2,463,750
    74,550    Measurement Specialties,
                Inc.+                       2,860,856
   125,050    Micro Component
                Technology, Inc.+           1,070,741
   143,100    Nova Measuring
                Instruments Ltd.+           2,298,544
   125,000    Signal Technology
                Corporation+                3,125,000
   141,300    Spectrum Control, Inc.+       1,925,213
                                         ------------
                                           25,536,481
                                         ------------
    FOOD AND BEVERAGES -- 0.1%
    43,650    Monterey Pasta Company+         182,784
                                         ------------
    HOUSEHOLD APPLIANCES & HOME FURNISHINGS -- 1.0%
   225,000    Fedders Corporation           1,307,813
                                         ------------
    INTERNET CONTENT -- 3.4%
   262,750    ProsoftTraining.com+          4,417,484
                                         ------------
    MACHINERY -- 2.2%
   113,100    Applied Science and
                Technology, Inc.+           2,926,463
                                         ------------
    MANUFACTURING -- 4.0%
   100,200    Applied Films
                Corporation+                3,669,825
   150,500    Ceradyne, Inc.+               1,542,625
                                         ------------
                                            5,212,450
                                         ------------

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEDICAL AND MEDICAL SERVICES -- 7.5%
   247,250    Air Methods Corporation+   $    780,383
   271,650    CardioDynamics
                International
                Corporation+                1,706,302
   126,200    Dendreon Corporation+         2,090,187
   163,150    First Horizon
                Pharmaceutical
                Corporation+                1,590,712
     8,350    Integra LifeSciences
                Holdings+                      82,978
   208,400    Meridian Medical
                Technologies, Inc.+         2,344,500
    69,850    Sonic Innovations, Inc.+      1,296,591
                                         ------------
                                            9,891,653
                                         ------------
    OIL AND GAS -- 2.2%
   134,550    Bellwether Exploration
                Company+                    1,118,447
   106,200    Pennaco Energy, Inc.+         1,739,025
                                         ------------
                                            2,857,472
                                         ------------
    OIL EQUIPMENT AND SERVICES -- 2.3%
   186,350    NATCO Group, Inc., Class
                A+                          1,758,678
    84,450    Offshore Logistics, Inc.+     1,213,969
                                         ------------
                                            2,972,647
                                         ------------
    RETAIL -- 2.4%
   130,400    Gadzooks, Inc.+               1,513,862
    92,800    Tropical Sportswear
                International
                Corporation                 1,624,000
                                         ------------
                                            3,137,862
                                         ------------
    SEMICONDUCTORS -- 9.1%
   359,200    Genus, Inc.+                  2,940,950
   159,000    inSilicon Corporation+        2,484,375
    56,000    Parlex Corporation+           2,359,000
   329,600    White Electronic Designs
                Corporation+                4,181,800
                                         ------------
                                           11,966,125
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
    TELECOMMUNICATIONS -- 6.4%
    63,450    Arguss Communications,
                Inc.+                    $  1,197,619
    95,000    Gentner Communications
                Corporation+                1,330,000
    28,500    Radyne ComStream, Inc.+         413,250
    77,200    SpectraLink Corporation+      1,129,050
    68,050    TESSCO Technologies,
                Inc.+                       1,905,400
    68,850    TTI Team Telecom
                International Ltd.,
                ADR+                        2,478,600
                                         ------------
                                            8,453,919
                                         ------------
    TOYS -- 0.4%
    34,600    JAKKS Pacific, Inc.+            510,350
                                         ------------
TOTAL COMMON STOCKS
                    (Cost $106,959,300)   129,362,694
                                         ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 3.6%
                      (Cost $4,657,000)
$4,657,000    Agreement with State
                Street Bank and Trust
                Company, 6.350% dated
                06/30/2000, to be
                repurchased at
                $4,659,464 on
                07/03/2000,
                collateralized by
                $4,175,000 U.S.
                Treasury Bond, 7.500%
                maturing 11/15/2016
                (value $4,754,281)          4,657,000

OTHER INVESTMENTS**
  (Cost $28,964,596)         22.1%       28,964,596
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $140,580,896*)      124.3%      162,984,290
OTHER ASSETS AND
  LIABILITIES (NET)         (24.3)      (31,825,375)
                            -----      ------------
NET ASSETS                  100.0%     $131,158,915
                            =====      ============

------------
 * Aggregate cost for Federal tax purposes is $141,104,482.

** As of June 30, 2000, the market value of the securities on loan is $28,077,560. Collateral received for securities loaned of $28,964,596 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

+ Non-income producing security

ABBREVIATIONS:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 95.6%
    ADVERTISING -- 5.0%
370,000    Interpublic Group of
             Companies, Inc.             $ 15,910,000
181,350    Omnicom, Inc.                   16,151,484
                                         ------------
                                           32,061,484
                                         ------------
    AUTOMOBILE PARTS AND EQUIPMENT -- 1.7%
216,550    Johnson Controls, Inc.          11,111,722
                                         ------------
    BANKING AND FINANCIAL SERVICES -- 10.2%
324,150    Automatic Data Processing,
             Inc.                          17,362,284
 50,000    Federal Home Loan Mortgage
             Corporation                    2,025,000
284,300    Firstar Corporation              5,988,069
163,500    Fiserv, Inc.+                    7,071,375
189,000    FleetBoston Financial
             Corporation                    6,426,000
300,000    MBNA Corporation                 8,137,500
170,000    Mellon Financial Corporation     6,194,375
150,000    MGIC Investment Corporation      6,825,000
 67,000    Morgan Stanley, Dean Witter,
             Discover and Company           5,577,750
                                         ------------
                                           65,607,353
                                         ------------
    BUILDING MATERIALS -- 0.8%
300,000    Masco Corporation                5,418,750
                                         ------------
    CHEMICALS -- 1.6%
150,000    Avery Dennison Corporation      10,068,750
                                         ------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES -- 13.9%
 85,400    Computer Sciences
             Corporation+                   6,378,313
100,000    EMC Corporation+                 7,693,750
 85,000    Hewlett-Packard Company         10,614,375
 90,000    International Business
             Machines Corporation           9,860,625
 75,000    Lexmark International Group,
             Inc.                           5,043,750
290,200    Microsoft Corporation+          23,216,000
162,200    Oracle Corporation+             13,634,937
 85,000    Sun Microsystems, Inc.+          7,729,687
 43,499    VERITAS Software
             Corporation+                   4,916,067
                                         ------------
                                           89,087,504
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
    DIVERSIFIED -- 3.8%
142,003    Honeywell International,
             Inc.                        $  4,783,726
420,292    Tyco International Ltd.         19,911,334
                                         ------------
                                           24,695,060
                                         ------------
    DRUGS -- 7.2%
136,000    Amgen, Inc.+                     9,554,000
150,000    Cardinal Health, Inc.           11,100,000
200,000    Merck & Co., Inc.               15,325,000
200,000    Schering-Plough Corporation     10,100,000
                                         ------------
                                           46,079,000
                                         ------------
    ELECTRICAL EQUIPMENT -- 3.1%
375,000    General Electric Company        19,875,000
                                         ------------
    ELECTRONICS -- 5.0%
 32,419    Agilent Technologies, Inc.+      2,390,901
400,000    Cisco Systems, Inc.+            25,425,000
100,000    Solectron Corporation+           4,187,500
                                         ------------
                                           32,003,401
                                         ------------
    ENVIRONMENTAL SERVICES -- 0.9%
370,000    Republic Services, Inc.+         5,920,000
                                         ------------
    FOOD AND BEVERAGES -- 6.0%
200,000    Anheuser-Busch Companies,
             Inc.                          14,937,500
 95,500    Bestfoods                        6,613,375
410,000    SYSCO Corporation               17,271,250
                                         ------------
                                           38,822,125
                                         ------------
    INSURANCE -- 3.4%
 88,866    American International
             Group, Inc.                   10,441,755
110,400    Marsh & McLennan Companies,
             Inc.                          11,529,900
                                         ------------
                                           21,971,655
                                         ------------
    MEDICAL SERVICES AND SUPPLIES -- 4.7%
124,700    Baxter International, Inc.       8,767,969
260,900    Biomet, Inc.                    10,028,344
111,000    Johnson & Johnson Company       11,308,125
                                         ------------
                                           30,104,438
                                         ------------
    OIL AND GAS -- 0.9%
 97,000    Coastal Corporation              5,904,875
                                         ------------

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    RESTAURANTS -- 1.9%
150,000    Brinker International, Inc.+  $  4,387,500
142,000    Outback Steakhouse, Inc.+        4,153,500
200,000    Wendy's International, Inc.      3,562,500
                                         ------------
                                           12,103,500
                                         ------------
    RETAIL-BUILDING SUPPLIES -- 1.6%
125,000    Home Depot, Inc.                 6,242,188
100,000    Lowe's Companies, Inc.           4,106,250
                                         ------------
                                           10,348,438
                                         ------------
    RETAIL GROCERY -- 1.1%
150,000    Safeway, Inc.+                   6,768,750
                                         ------------
    RETAIL -- STORE -- 2.8%
400,000    Family Dollar Stores, Inc.       7,825,000
171,800    Wal-Mart Stores, Inc.            9,899,975
                                         ------------
                                           17,724,975
                                         ------------
    SEMICONDUCTORS -- 8.8%
170,500    Altera Corporation+             17,380,344
187,700    Intel Corporation               25,093,143
210,400    Maxim Integrated Products,
             Inc.+                         14,294,050
                                         ------------
                                           56,767,537
                                         ------------
    TELECOMMUNICATIONS -- 11.2%
210,000    ADC Telecommunications,
             Inc.+                         17,613,750
200,000    Comverse Technology, Inc.+      18,600,000
105,000    Lucent Technologies, Inc.        6,221,250
124,400    Nortel Networks Corporation      8,490,300
200,000    SBC Communications               8,650,000
270,000    WorldCom, Inc.+                 12,386,250
                                         ------------
                                           71,961,550
                                         ------------
TOTAL COMMON STOCKS
                    (Cost $423,660,656)   614,405,867
                                         ------------
PRINCIPAL
AMOUNT                                            VALUE
-------------------------------------------------------
REPURCHASE AGREEMENT -- 4.2%
                       (Cost $27,075,000)

$27,075,000  Agreement with State
               Street Bank and
               Trust Company,
               6.350% dated
               06/30/2000, to be
               repurchased at
               $27,089,327 on
               07/03/2000,
               collateralized by
               $27,455,000 U.S.
               Treasury Note,
               5.500% maturing
               08/31/2001 (value
               $27,616,531)             $ 27,075,000
                                        ------------

OTHER INVESTMENTS**
  (Cost $20,719,484)          3.2%       20,719,484
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $471,455,140*)      103.0%      662,200,351
OTHER ASSETS AND
  LIABILITIES (NET)          (3.0)      (19,170,299)
                            -----      ------------
NET ASSETS                  100.0%     $643,030,052
                            =====      ============

------------
 * Aggregate cost for Federal tax purposes is $472,366,323.
** As of June 30, 2000, the market value of the securities on loan is $20,663,767. Collateral received for securities loaned of $20,719,484 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security

                       See Notes to Financial Statements.

           Munder Real Estate Equity Investment Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS -- 94.5%
    APARTMENTS -- 18.9%
  69,775     Apartment Investment &
               Management Company          $ 3,017,769
  78,209     Avalon Bay Community, Inc.      3,265,226
  71,700     Camden Property Trust           2,106,187
  18,000     Charles E. Smith
               Residential Realty, Inc.        710,455
  67,450     Equity Residential
               Properties Trust              3,102,700
                                           -----------
                                            12,202,337
                                           -----------
    BUSINESS SERVICES -- 1.2%
  30,000     CoStar Group, Inc.+               751,875
                                           -----------
    COMMUNITY SHOPPING CENTERS -- 10.1%
 137,050     Bradley Real Estate, Inc.       2,920,878
  30,200     Developers Diversified
               Realty Corporation              451,113
  76,375     Kimco Realty Corporation        3,131,375
                                           -----------
                                             6,503,366
                                           -----------
    HOTELS -- 2.8%
  55,150     Starwood Hotels & Resorts
               Worldwide, Inc.               1,795,822
                                           -----------
    OFFICE AND INDUSTRIAL -- 36.9%
  87,825     AMB Property Corporation        2,003,508
  80,625     Boston Properties, Inc.         3,114,141
  62,200     CenterPoint Properties
               Corporation                   2,534,650
 133,800     Corporate Office
               Properties Trust, Inc.        1,229,287
 151,825     Duke Realty Investments,
               Inc.                          3,397,084
  97,544     Equity Office Properties
               Trust                         2,688,556
 114,325     Kilroy Realty Corporation       2,965,305
  25,800     Mack-Cali Realty
               Corporation                     662,737
 106,875     Reckson Associates Realty
               Corporation                   2,538,281
  28,307     Reckson Associates Realty
               Corporation, Class B            720,060
  43,325     Spieker Properties, Inc.        1,992,950
                                           -----------
                                            23,846,559
                                           -----------

SHARES                                           VALUE
------------------------------------------------------
    REGIONAL MALLS -- 10.4%
  80,050     CBL & Associates
               Properties, Inc.            $ 1,996,247
  73,500     General Growth Properties,
               Inc.                          2,333,625
 105,825     Simon Property Group, Inc.      2,347,992
                                           -----------
                                             6,677,864
                                           -----------
    STORAGE -- 4.3%
 119,200     Public Storage, Inc.            2,793,750
                                           -----------
    TELECOMMUNICATIONS -- 1.0%
18,350..     Crown Castle International
               Corporation+                    669,775
                                           -----------
    OTHER -- 8.9%
 185,300     Correctional Properties
               Trust                         1,945,650
  25,000     Pinnacle Holdings, Inc.+        1,350,000
   3,526     Vornado Operating, Inc.+           27,326
  70,525     Vornado Realty Trust            2,450,744
                                           -----------
                                             5,773,720
                                           -----------
TOTAL COMMON STOCKS
                     (Cost $60,219,767)     61,015,068
                                           -----------

PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 2.5%
                     (Cost $1,595,000)
$1,595,000    Agreement with State
                Street Bank and Trust
                Company, 6.350%
                06/30/2000, to be
                repurchased at
                $1,595,844 on
                07/03/2000,
                collateralized by
                $1,255,000 U.S.
                Treasury Bond, 9.250%
                maturing 02/15/2016
                (value $1,632,313)          1,595,000
                                          -----------

TOTAL INVESTMENTS
  (Cost $61,616,075)            97.0%    62,610,068
                               -----    -----------
OTHER ASSETS AND LIABILITIES
  (NET)                          3.0      1,959,516
                               -----    -----------
NET ASSETS                     100.0%   $64,569,584
                               =====    ===========

------------
* Aggregate cost for Federal tax purposes is $61,616,074.
+ Non-income producing security

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 99.0%
    APPAREL & TEXTILES -- 1.3%
    58,000    Unifi, Inc.+                $   717,750
                                          -----------
    AUTOMOBILE PARTS AND EQUIPMENT -- 7.4%
    16,600    Borg Warner, Inc.               583,075
    41,000    Dura Automotive Systems,
                Inc.+                         443,313
    42,300    Monaco Coach Corporation+       576,337
    27,600    Oshkosh Truck Corporation       986,700
    67,500    Sonic Automotive, Inc.,
                Class A+                      721,406
    62,200    Tower Automotive, Inc.+         777,500
                                          -----------
                                            4,088,331
                                          -----------
    BANKING AND FINANCIAL SERVICES -- 9.9%
    44,600    American Capital
                Strategies Ltd.             1,064,825
    64,700    Financial Federal
                Corporation+                1,124,162
    26,600    Metris Companies, Inc.          668,325
    42,000    OceanFirst Financial
                Corporation                   774,375
    21,300    Prosperity Bancshares,
                Inc.                          343,463
    14,500    Silicon Valley Bancshares+      618,062
    22,100    Southwest Securities
                Group, Inc.                   823,225
                                          -----------
                                            5,416,437
                                          -----------
    BUILDING MATERIALS -- 1.9%
    74,600    Universal Forest Products,
                Inc.                        1,025,750
                                          -----------
    CHEMICALS AND PLASTICS -- 5.8%
    19,600    Cambrex Corporation             882,000
    47,000    Olin Corporation                775,500
    50,000    R.P.M., Inc.                    506,250
    37,000    Spartech Corporation            999,000
                                          -----------
                                            3,162,750
                                          -----------
    COMMERCIAL SERVICES -- 3.9%
    28,300    Interim Services, Inc.+         502,325
    97,900    Mail-Well, Inc.+                844,387
    30,310    Manitowoc Company, Inc.         810,793
                                          -----------
                                            2,157,505
                                          -----------

SHARES                                          VALUE
-----------------------------------------------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES -- 3.2%
    21,800    InFocus Corporation+        $   701,687
    65,300    Nelvana Ltd.+                 1,080,980
                                          -----------
                                            1,782,667
                                          -----------
    COMPUTER / PERIPHERALS -- 1.4%
    97,200    Qualstar Corporation+           744,188
                                          -----------
    CONSUMER SERVICES -- 1.7%
    49,600    Dollar Thrifty Automotive
                Group, Inc.+                  914,500
                                          -----------
    DIVERSIFIED -- 4.2%
    52,100    A.O. Smith Corporation        1,090,844
    16,140    Lancaster Colony
                Corporation                   314,730
    25,400    Pentair, Inc.                   901,700
                                          -----------
                                            2,307,274
                                          -----------
    ELECTRONICS -- 10.1%
    28,750    ACT Manufacturing, Inc.+      1,335,078
    16,500    CTS Corporation                 742,500
     9,200    DuPont Photomasks, Inc.+        630,200
    40,100    General Semiconductor,
                Inc.+                         591,475
    12,600    International Rectifier
                Corporation+                  705,600
    29,300    Methode Electronics, Inc.,
                Class A                     1,131,712
    18,200    Therma-Wave, Inc.+              406,088
                                          -----------
                                            5,542,653
                                          -----------
    FOOD AND BEVERAGES -- 3.4%
    19,800    Canandaigua Brands, Inc.,
                Class A+                      998,663
   127,200    Del Monte Foods Company+        866,550
                                          -----------
                                            1,865,213
                                          -----------
    HARDWARE -- 1.3%
    21,500    Toro Company                    708,156
                                          -----------
    HOME FURNISHINGS AND HOUSEWARES -- 2.8%
    54,200    Furniture Brands
                International, Inc.+          819,775
   139,300    Quaker Fabric Corporation+      705,206
                                          -----------
                                            1,524,981
                                          -----------
    HOTELS AND RESTAURANTS -- 0.9%
    17,300    Brinker International,
                Inc.+                         506,025
                                          -----------

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    INDUSTRIAL MACHINERY -- 1.3%
    74,800    NATCO Group, Inc., Class
                A+                        $   705,925
                                          -----------
    INSURANCE -- 3.6%
    78,900    MIIX Group, Inc.                946,800
    20,500    Radian Group, Inc.            1,060,875
                                          -----------
                                            2,007,675
                                          -----------
    MEDICAL SERVICES AND SUPPLIES -- 1.0%
    13,100    PolyMedica Corporation++        566,575
                                          -----------
    MEDICAL SUPPLIES -- 1.4%
    44,600    Orthofix International NV,
                ADR+                          797,225
                                          -----------
    METALS AND METAL PROCESSING -- 1.3%
    37,800    Reliance Steel & Aluminum
                Company                       722,925
                                          -----------
    OIL AND GAS -- 13.2%
    49,800    Basin Exploration Inc.+         890,175
    34,100    CARBO Ceramics, Inc.          1,197,762
    14,300    Equitable Resources, Inc.       689,975
    77,200    Genesis Exploration Ltd.+       573,784
    18,500    HS Resources, Inc.+             555,000
    69,000    OSCA, Inc., Class A+          1,164,375
    81,900    Southwest Gas Corporation     1,433,250
    32,800    Tom Brown, Inc.+                756,450
                                          -----------
                                            7,260,771
                                          -----------
    REAL ESTATE -- 14.8%
    51,000    CenterPoint Properties
                Corporation                 2,078,250
   145,100    Correctional Properties
                Trust                       1,523,550
    89,700    Kilroy Realty Corporation     2,326,594
    93,800    Reckson Associates Realty
                Corporation                 2,227,750
                                          -----------
                                            8,156,144
                                          -----------
    RESTAURANTS -- 2.3%
    12,600    Papa John's International,
                Inc.+                         308,700
    75,800    Ruby Tuesday, Inc.              952,238
                                          -----------
                                            1,260,938
                                          -----------

SHARES                                          VALUE
-----------------------------------------------------
    RETAIL -- 0.9%
    24,000    Chico's FAS, Inc.+          $   480,000
                                          -----------
TOTAL COMMON STOCKS
                      (Cost $54,751,555)   54,422,358
                                          -----------

PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 3.3%
                       (Cost $1,810,000)
$1,810,000    Agreement with State
                Street Bank and Trust
                Company, 6.350%
                06/30/2000, to be
                repurchased at
                $1,810,958 on
                07/03/2000,
                collateralized by
                $1,625,000 U.S. Treasury
                Bond, 7.125% maturing
                02/15/2023 (value
                $1,850,469)                 1,810,000
                                          -----------

OTHER INVESTMENTS**
  (Cost $11,678,958)          21.2%      11,678,958
                             -----      -----------
TOTAL INVESTMENTS
  (Cost $68,240,513*)        123.5%      67,911,316
OTHER ASSETS AND
  LIABILITIES (NET)          (23.5)     (12,935,014)
                             -----      -----------
NET ASSETS                   100.0%     $54,976,302
                             =====      ===========

OPEN OPTION CONTRACTS WRITTEN

        Name of         Number of   Exercise   Expiration
        Issuer          Contracts    Price        Date       Value
        -------         ---------   --------   ----------   -------
PolyMedica Corporation,
  Call Options             130        $50       9/16/00     $60,937

No written options were exercised or expired during the year.

------------
 * Aggregate cost for Federal tax purposes is $68,611,270.

** As of June 30, 2000, the market value of the securities on loan is $11,153,436. Collateral received for securities loaned includes $66,912 in U.S. Government securities and the remaining $11,612,046 is invested in Navigator Securities Lending Trust-Prime Portfolio.

 + Non-income producing security.

++ 13,000 shares pledged as collateral for open option contracts written.

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 100.0%
    BANKING AND FINANCIAL SERVICES -- 3.2%
122,150    Financial Federal
             Corporation+                $  2,122,356
 46,200    Silicon Valley Bancshares+       1,969,275
118,900    Southwest Bancorporation of
             Texas, Inc.+                   2,467,175
                                         ------------
                                            6,558,806
                                         ------------
    BROADCASTING -- 1.0%
101,550    Spanish Broadcasting
             Systems, Inc., Class A+        2,088,122
                                         ------------
    BUSINESS SERVICES -- 7.8%
120,700    AppNet, Inc.+                    4,345,200
121,150    Charles River Associates,
             Inc.+                          2,135,269
234,050    ProsoftTraining.com+             3,934,966
145,012    Tetra Tech, Inc.+                3,317,149
120,650    Vicinity Corporation+            2,367,756
                                         ------------
                                           16,100,340
                                         ------------
    CHEMICALS -- 5.2%
 64,700    Cabot Microelectronics
             Corporation+                   2,960,025
 96,800    Cambrex Corporation              4,356,000
101,250    Diversa Corporation+             3,353,906
                                         ------------
                                           10,669,931
                                         ------------
    COMMERCIAL SERVICES -- 1.0%
 78,200    Manitowoc Company, Inc.          2,091,850
                                         ------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES -- 19.3%
148,750    Advanced Digital Information
             Corporation+                   2,370,703
146,450    Caldera Systems, Inc.+           1,913,003
 58,600    Concord Communications,
             Inc.+                          2,336,675
105,450    Cybex Computer Products
             Corporation                    4,468,444
 93,400    Fundtech Ltd., ADR+              2,428,400
 90,150    Level 8 Systems, Inc.+           1,898,784
 97,350    MapInfo Corporation+             3,954,844
 48,500    MatrixOne, Inc.+                 1,970,313
 76,850    MCSi, Inc.+                      1,988,494
174,950    Media 100, Inc.+                 4,504,962
 72,350    National Instruments
             Corporation+                   3,156,269
 57,300    ScanSource, Inc.+                2,227,537

SHARES                                          VALUE
-----------------------------------------------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES
      (CONTINUED)
 79,200    SmartDisk Corporation+        $  2,178,000
257,550    Zamba Corporation+               1,416,525
221,850    Zomax, Inc.+                     2,911,781
                                         ------------
                                           39,724,734
                                         ------------
    DISTRIBUTORS -- 0.8%
 84,800    Advance Paradigm, Inc.+          1,738,400
                                         ------------
    DRUGS & HEALTH CARE -- 3.5%
123,750    Noven Pharmaceuticals, Inc.+     3,720,234
185,500    Texas Biotechnology
             Corporation+                   3,524,500
                                         ------------
                                            7,244,734
                                         ------------
    ELECTRONICS -- 17.5%
106,300    CTS Corporation                  4,783,500
 50,400    Cymer, Inc.+                     2,406,600
 41,400    DSP Group, Inc.+                 2,318,400
 72,200    International Rectifier
             Corporation+                   4,043,200
 44,750    L-3 Communications Holding,
             Inc.+                          2,553,547
114,650    MKS Instruments, Inc.+           4,485,681
 20,625    Orbotech Ltd., ADR+              1,915,547
 70,200    SBS Technologies, Inc.+          2,593,013
102,325    Therma-Wave, Inc.+               2,283,127
105,200    Trimble Navigation Ltd.+         5,135,075
 75,500    Varian, Inc.+                    3,482,437
                                         ------------
                                           36,000,127
                                         ------------
    ENTERTAINMENT -- 0.7%
 69,300    World Wrestling Federation
             Entertainment, Inc., Class
             A+                             1,442,306
                                         ------------
    HEALTH CARE PRODUCTS -- 2.4%
107,900    Biomatrix, Inc.+                 2,441,238
 57,150    Titan Pharmaceuticals, Inc.+     2,457,450
                                         ------------
                                            4,898,688
                                         ------------
    MACHINERY -- 3.1%
144,600    Applied Science and
             Technology, Inc.+              3,741,525
 66,950    Helix Technology Corporation     2,611,050
                                         ------------
                                            6,352,575
                                         ------------

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
     b}
    MEDICAL PRODUCTS -- 5.7%
100,800    Dendreon Corporation+         $  1,669,500
 74,850    Enzon, Inc.+                     3,181,125
212,150    Organogenesis, Inc.+             2,426,466
 35,350    Tanox, Inc.+                     1,672,497
195,350    Targeted Genetics
             Corporation+                   2,905,831
                                         ------------
                                           11,855,419
                                         ------------
    MEDICAL SERVICES -- 4.9%
 75,650    Allscripts, Inc.+                1,739,950
101,700    Charles River Laboratories
             International, Inc.+           2,256,469
 73,900    PolyMedica Corporation+          3,196,175
 84,000    Province Healthcare Company+     3,034,500
                                         ------------
                                           10,227,094
                                         ------------
    MEDICAL SUPPLIES -- 2.6%
123,750    ADAC Laboratories+               2,970,000
 33,460    Molecular Devices
             Corporation+                   2,315,014
                                         ------------
                                            5,285,014
                                         ------------
    OIL AND GAS EQUIPMENT AND SERVICES -- 2.7%
 73,850    Core Laboratories NV+            2,141,650
 61,100    Hanover Compressor Company+      2,321,800
 36,900    National-Oilwell, Inc.+          1,213,088
                                         ------------
                                            5,676,538
                                         ------------
    RETAIL -- 7.4%
192,250    Cutter & Buck, Inc.+             1,525,984
 53,075    Fossil, Inc.+                    1,031,645
254,250    Hollywood Entertainment
             Corporation+                   2,002,219
 43,200    Michaels Stores, Inc.+           1,979,100
 70,350    Pacific Sunwear of
             California, Inc.+              1,319,063
115,550    Rent-Way, Inc.+                  3,372,616
 96,300    The Men's Wearhouse, Inc.+       2,148,694
 69,350    Ultimate Electronics, Inc.+      1,858,363
                                         ------------
                                           15,237,684
                                         ------------
    STORAGE -- 1.3%
122,150    Mobile Mini, Inc.+               2,694,934
                                         ------------
    TECHNOLOGY -- 0.8%
 47,850    Stratos Lightwave, Inc.+         1,333,819
  7,800    Symyx Technologies+                332,353
                                         ------------
                                            1,666,172
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
    TELECOMMUNICATIONS -- 7.3%
 66,200    ADTRAN, Inc.+                 $  3,963,725
 53,350    Corsair Communications,
             Inc.+                          1,533,813
 88,700    Digital Microwave
             Corporation+                   3,381,687
279,800    Glenayre Technologies, Inc.+     2,955,387
 81,200    LCC International, Inc.,
             Class A+                       2,217,775
 37,250    Vyyo, Inc.+                      1,005,750
                                         ------------
                                           15,058,137
                                         ------------
    TRANSPORTATION -- 1.8%
118,900    EGL, Inc.+                       3,656,175
                                         ------------
TOTAL COMMON STOCKS
                    (Cost $191,253,317)   206,267,780
                                         ------------
PRINCIPAL
 AMOUNT
---------
      B}
REPURCHASE AGREEMENT-- 3.6%
                        (Cost $7,388,000)

$7,388,000    Agreement with State
                Street Bank and Trust
                Company, 6.350% dated
                06/30/2000, to be
                repurchased at
                $7,391,909 on
                07/03/2000,
                collateralized by
                $7,435,000 U.S.
                Treasury Note, 6.625%
                maturing 04/30/2002
                (value $7,537,231)        7,388,000
                                       ------------

OTHER INVESTMENTS**
  (Cost $46,088,978)         22.4%       46,088,978
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $244,730,295*)      126.0%      259,744,758
OTHER ASSETS AND
  LIABILITIES (NET)         (26.0)      (53,580,881)
                            -----      ------------
NET ASSETS                  100.0%     $206,163,877
                            =====      ============

------------
 * Aggregate cost for Federal tax purposes is $245,464,882.
** As of June 30, 2000, the market value of the securities on loan is $43,443,411. Collateral received for securities loaned includes $480,000 in U.S. Government securities and the remaining $45,608,978 is invested in Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS -- 92.6%
    BRAZIL -- 10.1%
     45,000    Companhia Cervejaria
                 Brahma, ADR              $    765,000
     26,750    Companhia Vale do Rio
                 Doce, ADR                     754,963
     40,000    Embratel Participacoes
                 SA, ADR                       945,000
     89,300    Tele Centro Oeste Celular
                 Participacoes SA, ADR       1,071,600
     12,750    Tele Centro Sul
                 Participacoes SA, ADR         931,547
     44,534    Tele Norte Leste
                 Participacoes SA, ADR       1,052,123
     33,130    Uniao De Bancos
                 Brasileiros SA, GDR
                 (Unibanco)                    952,487
     89,950    Usinas Siderurgicas de
                 Minas Gerais SA, ADR          415,956
                                          ------------
                                             6,888,676
                                          ------------
    CHILE -- 1.2%
     44,000    Antofagasta Holdings Plc        236,346
      7,700    Chilectra SA, ADR               121,496
     23,500    Compania
                 Telecomunicaciones de
                 Chile SA, ADR                 425,938
                                          ------------
                                               783,780
                                          ------------
    CHINA\HONG KONG -- 9.2%
  5,000,000    China Eastern Airlines
                 Corporation Ltd.+             634,982
    264,000    China Insurance
                 International Holdings
                 Company Ltd.+                  54,185
    243,000    China Telecom (Hong Kong)
                 Ltd.+                       2,143,063
    190,000    Citic Pacific Ltd.              996,857
    470,000    Culturecom Holdings Ltd.+        68,129
    540,000    New World CyberBase Ltd.+        34,635
  4,000,000    PetroChina Company Ltd.,
                 Class H+                      831,249
  2,300,000    Phoenix Satellite
                 Television Holdings
                 Ltd.+                         318,646
      5,000    SINA.com, ADR+                  128,125
    700,000    tom.com Ltd.+                   448,977

SHARES                                           VALUE
------------------------------------------------------
    CHINA\HONG KONG (CONTINUED)
  3,000,000    Yizheng Chemical Fibre
                 Company Ltd.             $    596,498
    119,115    Yuxing Infotech Holdings
                 Ltd.+                          65,322
                                          ------------
                                             6,320,668
                                          ------------
    HUNGARY -- 2.0%
     29,000    Magyar Tavkozlesi Rt, ADR       998,687
     14,000    MOL Magyar Olaj-es
                 Gazipari Rt, GDR              193,900
      3,700    OTP Bank Rt, GDR                192,400
                                          ------------
                                             1,384,987
                                          ------------
    INDIA -- 7.9%
    140,000    Gujarat Ambuja Cements
                 Ltd., GDR                     602,000
     14,645    ICICI Ltd., ADR                 274,594
     93,000    Mahanagar Telephone Nigam
                 Ltd., GDR                     947,437
    209,750    Mahindra & Mahindra Ltd.,
                 GDR                           983,203
     33,675    Pentamedia Graphics Ltd.,
                 GDR                           467,241
     67,200    State Bank of India, GDR        663,600
     91,890    Videsh Sanchar Nigam
                 Ltd., GDR                   1,435,781
                                          ------------
                                             5,373,856
                                          ------------
    ISRAEL -- 2.1%
     99,000    Bank Hapoalim Ltd., GDR       1,430,550
                                          ------------
    MEXICO -- 12.3%
    100,000    ALFA SA de CV                   228,519
     36,000    Cemex SA de CV, ADR             841,500
     12,000    Fomento Economico
                 Mexicano SA de CV, ADR        516,750
     40,000    Grupo Carso SA de CV,
                 ADR+                          283,568
     43,000    Grupo Iusacell SA de CV,
                 ADR+                          671,875
    131,111    Grupo Mexico SA                 368,858
    406,000    Grupo Televisa SA+            1,393,744
    145,000    Organizacion Soriana SA
                 de CV                         577,290
     38,200    Telefono de Mexico SA,
                 ADR                         2,182,175

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEXICO (CONTINUED)
     52,500    Tubos de Acero de Mexico
                 SA, ADR                  $    728,438
     50,000    TV Azteca SA de CV, ADR         659,375
                                          ------------
                                             8,452,092
                                          ------------
    PERU -- 0.0%#
         82    Ferreyros SA, ADR                   522
                                          ------------
    POLAND -- 3.4%
     16,500    Elektrim Spolka Akcyjna
                 SA                            189,464
     17,500    KGHM Polska Miedz SA, GDR       260,312
    109,410    Polski Koncern Naftowy
                 Orlen SA, GDR+              1,019,701
     10,500    ProKom, GDR                     265,650
     60,000    Telekomunikacja Polska
                 SA, GDR                       414,300
     33,000    Wielkopolski Bank
                 Kredytowy SA                  192,495
                                          ------------
                                             2,341,922
                                          ------------
    RUSSIA -- 3.0%
     17,000    Lukoil Holdings, ADR            869,040
     35,400    RAO Unified Energy
                 Systems, GDR                  407,100
     59,000    Surgutneftegaz, ADR             786,175
                                          ------------
                                             2,062,315
                                          ------------
    SENEGAL -- 0.7%
     11,782    Sonatel Communications
                 Corporation                   445,898
                                          ------------
    SINGAPORE -- 0.3%
     20,000    Venture Manufacturing
                 Ltd.                          203,822
                                          ------------
    SLOVAKIA -- 0.0%#
      2,000    Slovnaft AS, GDR                 23,500
                                          ------------
    SOUTH AFRICA -- 4.3%
          1    Imperial Holdings Ltd.                8
     19,510    Primedia Ltd.                    15,815
    540,000    Primedia Ltd.                   401,916
    127,245    Sappi Ltd.                      956,447
    643,450    Softline Ltd.+                  591,766

SHARES                                           VALUE
------------------------------------------------------
    SOUTH AFRICA (CONTINUED)
    187,000    Standard Bank Investment
                 Corporation Ltd.         $    730,361
     29,035    Tiger Brands Ltd.               260,181
                                          ------------
                                             2,956,494
                                          ------------
    SOUTH KOREA -- 15.0%
      5,000    Dacom Corporation               724,199
     26,400    Housing & Commercial
                 Bank, Korea                   617,959
     33,000    Korea Electric Power
                 Corporation                 1,024,013
     10,000    Korea Telecom
                 Corporation, ADR              880,697
     27,000    LG Electronics                  755,499
      5,610    Pohang Iron & Steel
                 Company Ltd.                  475,959
      9,571    Samsung Electronics           3,167,372
      6,500    SK Telecom Company Ltd.       2,127,755
         58    SK Telecom Company Ltd.,
                 ADR                             2,106
     26,400    Trigem Computer, Inc.+          529,172
                                          ------------
                                            10,304,731
                                          ------------
    TAIWAN -- 11.6%
         84    Asustek Computer, Inc.,
                 GDR                               773
     89,598    Asustek Computer, Inc.,
                 GDR                           822,062
     37,195    Far Eastern Textile Ltd.,
                 GDR+                          466,797
      5,700    GigaMedia Ltd.+                  69,113
     28,000    Hon Hai Precision
                 Industry Company Ltd.,
                 GDR+                          700,000
     43,629    Macronix International
                 Company Ltd., ADR           1,115,276
     78,050    Powerchip Semiconductor
                 Corporation, GDR            1,574,659
     24,300    Synnex Technology
                 International
                 Corporation, GDR              522,450
     78,000    Systex Corporation, GDR+        830,700
     18,512    Taiwan Semiconductor
                 Manufacturing Company
                 Ltd., ADR                     717,340
     39,736    Winbond Electronics
                 Corporation, GDR            1,142,410
                                          ------------
                                             7,961,580
                                          ------------

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                           VALUE
------------------------------------------------------
COMMON STOCKS (CONTINUED)
    THAILAND -- 4.4%
    236,600    Grammy Entertainment
                 Public Company Ltd.      $    609,996
    545,000    Siam Makro Public Company
                 Ltd.                          646,905
    803,200    TelecomAsia Corporation
                 Public Company Ltd.+          891,875
    216,400    Total Access
                 Communication Public
                 Company Ltd.+                 869,928
                                          ------------
                                             3,018,704
                                          ------------
    TURKEY -- 2.0%
 17,673,300    Carsi Buyuk Magazacilik
                 AS                            512,753
  2,816,950    Vestel Elektronik Sanayi
                 ve Ticaret AS+                851,330
                                          ------------
                                             1,364,083
                                          ------------
    UNITED KINGDOM -- 1.7%
    159,000    South African Breweries
                 Plc                         1,185,763
                                          ------------
    UNITED STATES -- 1.4%
     17,300    DSP Group, Inc.+                968,800
                                          ------------
TOTAL COMMON STOCKS
                      (Cost $60,745,834)    63,472,743
                                          ------------
PREFERRED STOCKS -- 1.4%
    BRAZIL -- 1.3%
     95,000    Companhia Paranaense de
                 Energia-Copel, ADR            884,687
        417    Telecomunicacoes do Rio
                 de Janeiro SA                      12
                                          ------------
                                               884,699
                                          ------------

SHARES                                           VALUE
------------------------------------------------------
    SOUTH KOREA -- 0.1%
      1,571    Shinsegae Department
                 Store Company            $     55,512
                                          ------------
TOTAL PREFERRED STOCKS
                         (Cost $932,879)       940,211
                                          ------------
INVESTMENT COMPANY   SECURITIES -- 0.8%
                         (Cost $700,000)
    SOUTH KOREA -- 0.8%
     70,000    Korea Investment
                 Corporation+                  517,300
                                          ------------
WARRANTS -- 0.0%#
    INDONESIA -- 0.0%#
 20,000,000    PT Lippo Bank Tbk,
                 expires, 04/12/2002+                0
                                          ------------
    MEXICO -- 0.0%#
      2,250    Cemex SA de CV, ADR,
                 expires, 12/13/2002+            5,977
                                          ------------
TOTAL WARRANTS
  (Cost $3,938)                           $      5,977
                                          ------------

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

~PrincipalAMOUNT                                       VALUE
------------------------------------------------------------
]}
REPURCHASE AGREEMENT -- 6.1%
  (Cost $4,213,000)
$  4,213,000  Agreement with State Street
                Bank and Trust Company,
                6.350% dated 06/30/2000, to
                be repurchased at $4,215,229
                on 07/03/2000, collateralized
                by $3,775,000 U.S. Treasury
                Bond, 7.500% maturing
                11/15/2016 (value $4,298,781)  $   4,213,000
                                               -------------

OTHER INVESTMENTS**
  (Cost $11,016,414)             16.1%     11,016,414
                                -----    ------------
TOTAL INVESTMENTS
  (Cost $77,612,065*)           117.0%     80,165,645
OTHER ASSETS AND LIABILITIES
  (NET)                         (17.0)    (11,646,184)
                                -----    ------------
NET ASSETS                      100.0%   $ 68,519,461
                                =====    ============

------------
 * Aggregate cost for Federal tax purposes is $77,952,022.
** As of June 30, 2000, the market value of the securities on loan is $10,755,726. Collateral received for securities loaned consists of $11,016,414 invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

At June 30, 2000 sector diversification of the Munder Framlington Emerging Markets Fund was as follows:

                                  % OF
                               NET ASSETS          VALUE
                               -------------------------
COMMON STOCKS:
Telecommunications...........     21.0%     $ 14,405,520
Electronics..................     14.3         9,811,312
Banking and Financial
  Services...................      7.4         5,054,447
Cellular Telecommunication
  Services...................      7.0         4,756,466
Oil and Gas..................      5.4         3,723,565
Computer Hardware, Software
  or Services................      5.0         3,423,978
Broadcasting and
  Advertising................      3.4         2,371,764
Building and Building
  Materials..................      3.2         2,171,937
Diversified..................      2.9         2,005,480
Retail.......................      2.5         1,736,948
Utilities....................      2.3         1,552,609
Private Placements...........      2.3         1,574,659
Metals and Mining............      2.0         1,384,655
Computers and Business
  Equipment..................      2.0         1,352,007
Food and Beverages...........      1.9         1,281,750
Food and Beverage............      1.7         1,185,763
Paper and Forest Products....      1.4           956,447
Automobiles..................      1.4           983,203
Steel........................      1.3           891,915

                                  % OF
                               NET ASSETS          VALUE
                               -------------------------
Leisure Time.................      0.9%     $    609,996
Chemicals....................      0.9           596,498
Air Travel...................      0.9           634,982
Apparel and Textiles.........      0.7           466,797
Multimedia...................      0.6           417,731
Printing and Publishing......      0.1            68,129
Insurance....................      0.1            54,185
                                 -----      ------------
TOTAL COMMON STOCKS..........     92.6        63,472,743
PREFERRED STOCKS.............      1.4           940,211
INVESTMENT COMPANY
  SECURITY...................      0.8           517,300
WARRANTS.....................      0.0#            5,977
REPURCHASE AGREEMENTS........      6.1         4,213,000
OTHER INVESTMENTS............     16.1        11,016,414
                                 -----      ------------
TOTAL INVESTMENTS............    117.0        80,165,645
                                 -----      ------------
OTHER ASSETS AND LIABILITIES
  (NET)......................   (17.0)       (11,646,184)
                                 -----      ------------
NET ASSETS...................    100.0%     $ 68,519,461
                                 =====      ============

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- DOMESTIC -- 77.7%
    BIOTECHNOLOGY -- 26.4%
     21,000    Abegenix, Inc.+           $  2,517,047
     15,000    Affymetrix, Inc.+            2,476,875
     40,000    Alexion Pharmaceuticals,
                 Inc.+                      2,860,000
     54,170    Corixa Corporation+          2,325,924
     60,000    Cubist Pharmaceuticals,
                 Inc.+                      2,955,000
     60,000    CuraGen Corporation+         2,283,750
    120,000    Diacrin, Inc.+                 945,000
     47,875    Exelixis, Inc.+              1,597,828
     60,000    Gene Logic+                  2,141,250
     12,500    Genentech, Inc.+             2,150,000
     70,000    Genzyme Transgenics
                 Corporation+               1,898,750
     20,000    Gilead Sciences, Inc.+       1,422,500
     18,000    Human Genome Sciences,
                 Inc.+                      2,400,750
     50,000    ICOS Corporation+            2,200,000
    108,500    Intermune
                 Pharmaceuticals, Inc.+     4,482,406
    200,000    Interpore International,
                 Inc.+                      1,937,500
     32,700    Invitrogen Corporation+      2,459,142
     99,995    Lexicon Genetics, Inc.+      3,437,328
     15,300    Maxim Pharmaceuticals,
                 Inc.+                        786,038
     20,000    Medarex, Inc.+               1,690,000
     26,000    Millennium
                 Pharmaceuticals, Inc.+     2,908,750
     50,125    Neose Technologies,
                 Inc.+                      2,108,383
     80,000    Neurocrine Biosciences,
                 Inc.+                      2,845,000
     87,500    NPS Pharmaceuticals,
                 Inc.+                      2,340,625
     11,700    Onyx Pharmaceuticals,
                 Inc.+                        144,788
    100,000    OSI Pharmaceuticals,
                 Inc.+                      2,881,250
     43,000    Pharmacopeia, Inc.+          1,994,125
     45,000    Pharmacyclics, Inc.+         2,745,000
     81,175    PRAECIS Pharmaceuticals,
                 Inc.+                      2,262,753
     72,775    Ribozyme
                 Pharmaceuticals, Inc.+     1,878,505
     60,000    TranskaryoticTherapies,
                 Inc.+                      2,205,000

SHARES                                          VALUE
-----------------------------------------------------
    BIOTECHNOLOGY (CONTINUED)
     40,000    Trimeris, Inc.+           $  2,797,500
     38,000    Vical, Inc.+                   731,500
                                         ------------
                                           72,810,267
                                         ------------
    CONTRACT SALES AND RESEARCH ORGANIZATIONS -- 3.2%
     75,000    Accredo Health, Inc.+        2,592,187
     46,000    Aurora Bioscience
                 Corporation+               3,136,625
     80,000    Pharmaceutical Product
                 Development, Inc.+         1,680,000
    100,000    Quintiles TransNational
                 Corporation+               1,412,500
     19,100    US Oncology, Inc.+              95,500
                                         ------------
                                            8,916,812
                                         ------------
    DISTRIBUTION AND MARKETING SERVICES -- 4.7%
    100,000    Advance Paradigm, Inc.+      2,050,000
    205,075    Genomic Solutions, Inc.+     2,999,222
    200,000    Omnicare, Inc.               1,812,500
     25,000    Priority Healthcare
                 Corporation+               1,857,813
     47,525    Professional Detailing,
                 Inc.+                      1,618,820
     20,000    Waters Corporation+          2,496,250
                                         ------------
                                           12,834,605
                                         ------------
    DRUGS -- 18.4%
     18,600    AVANT
                 Immunotherapeutics,
                 Inc.+                        196,463
     63,000    Celgene Corporation+         3,709,125
      6,925    Cellegy Pharmaceuticals,
                 Inc.+                         55,152
     40,000    Cephalon, Inc.+              2,395,000
     20,000    ChiRex, Inc.+                  400,000
     45,000    Collagenex
                 Pharmaceuticals, Inc.+       421,875
    170,000    Connetics Corporation+       2,496,875
        175    Crescendo
                 Pharmaceuticals
                 Corporation +                  3,522
     30,000    CV Therapeutics, Inc.+       2,079,375
     55,000    CVS Corporation              2,200,000
     90,600    Dendreon Corporation+        1,500,563
     15,000    Forest Laboratories,
                 Inc.+                      1,515,000
    110,000    GelTex Pharmaceuticals,
                 Inc.+                      2,248,125
     60,000    ILEX Oncology, Inc.+         2,115,000

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, June 30, 1999
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    DRUGS (CONTINUED)
     61,000    Jones Medical
                 Industries, Inc.        $  2,436,187
     67,500    King Pharmaceuticals,
                 Inc.+                      2,961,562
     40,000    Medicis Pharmaceutical
                 Corporation+               2,280,000
     33,000    Medimmune, Inc.+             2,442,000
    175,000    Mid Atlantic Med
                 Services, Inc.+            2,362,500
    100,000    Neurogen Corporation+        2,601,350
     60,000    OXiGENE, Inc.+                 600,000
     50,000    Pfizer, Inc.                 2,400,000
     47,599    Pharmacia Corporation        2,460,273
     24,000    Sepracor, Inc.+              2,895,000
     60,000    Sybron International
                 Corporation+               1,188,750
     25,000    United Therapeutics
                 Corporation+               2,709,375
     30,000    Wellpoint Health
                 Networks, Inc.+            2,173,125
                                         ------------
                                           50,846,197
                                         ------------
    DRUG DELIVERY -- 2.8%
     40,000    ALZA Corporation+            2,365,000
     55,000    Anesta Corporation+          1,368,125
     20,000    Inhale Therapeutic
                 Systems+                   2,029,375
     74,800    Valentis, Inc.+                878,900
    120,000    Valentis, Inc.+              1,015,200
                                         ------------
                                            7,656,600
                                         ------------
    HOSPITAL/MEDICAL SERVICES -- 0.7%
     40,000    American Healthcorp,
                 Inc.+                        205,000
     33,000    Amsurg Corporation,
                 Class A+                     177,375
     15,000    Amsurg Corporation,
                 Class B+                      81,562
     23,000    Express Scripts, Inc.,
                 Class A+                   1,428,875
                                         ------------
                                            1,892,812
                                         ------------
    MANAGED HEALTH CARE -- 3.8%
     10,000    Hanger Orthopedic Group+        49,375
     71,500    HCA -- The Healthcare
                 Company                    2,171,812

SHARES                                          VALUE
-----------------------------------------------------
    MANAGED HEALTH CARE (CONTINUED)
    300,000    HEALTHSOUTH Corporation+  $  2,156,250
     45,000    IMPATH, Inc.+                2,441,250
    100,000    ProMedCo Management
                 Company+                     109,375
     90,000    Renal Care Group, Inc.+      2,200,781
    228,650    Res-Care, Inc.+              1,228,994
                                         ------------
                                           10,357,837
                                         ------------
    MEDICAL DEVICES -- 11.1%
     30,000    ATS Medical, Inc.+             438,750
     50,000    Biomet, Inc.                 1,921,875
     75,000    Cyberonics, Inc.+              900,000
     10,000    Cytyc Corporation+             482,750
     72,200    Endocardial Solutions,
                 Inc.+                        613,700
    143,500    Endocardial Solutions,
                 Inc.+                      1,219,750
    225,000    EndoSonics Corporation+      1,265,625
    100,000    EPIX Medical, Inc.+          1,487,500
    100,000    Gliatech, Inc.+              2,025,000
     50,000    Guidant Corporation+         2,475,000
    195,000    Kensey Nash Corporation+     2,169,375
     30,000    LJL Biosystems, Inc.+          581,250
    200,000    Micro Therapeutics,
                 Inc.+                        873,880
     22,000    MiniMed, Inc.+               2,596,000
     40,000    Molecular Devices
                 Corporation+               2,767,500
     18,575    ORATEC Interventions,
                 Inc.+                        619,941
     30,000    PE Corp-PE Biosystems
                 Group                      1,976,250
    100,000    ResMed, Inc.+                2,675,000
     38,150    Sonic Innovations, Inc.+       708,159
    100,000    VISX, Inc.+                  2,806,250
                                         ------------
                                           30,603,555
                                         ------------
    MEDICAL INFORMATION SYSTEMS -- 2.0%
     70,000    Allscripts, Inc.+            1,610,000
     70,000    Cerner Corporation+          1,907,500
     20,000    Data Critical
                 Corporation+                 260,000
     50,000    eBenX, Inc.+                 1,059,375
     60,000    First Consulting Group,
                 Inc.+                        333,750
     50,000    MedicaLogic, Inc.+             462,500
                                         ------------
                                            5,633,125
                                         ------------

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, June 30, 1999
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEDICAL SERVICES -- 4.6%
     40,000    Cardinal Health, Inc.     $  2,960,000
    350,000    Caremark Rx, Inc.+           2,384,375
    263,025    HealthStream, Inc.+          1,446,638
     80,000    MGI Pharma, Inc.+            2,301,250
     71,925    SonoSite, Inc.+              2,072,339
     30,000    Zoll Medical
                 Corporation+               1,470,000
                                         ------------
                                           12,634,602
                                         ------------
TOTAL COMMON STOCKS -- DOMESTIC
                    (Cost $170,503,745)   214,186,412
                                         ------------
COMMON STOCKS -- FOREIGN -- 15.0%
    BIOTECHNOLOGY -- 5.7%
     25,000    Cambridge Antibody
                 Technology Group Plc+      1,119,694
     90,000    Celltech Group Plc+          1,743,091
     20,000    Cerep+                       1,374,769
     36,980    GPC Biotech AG+              1,888,808
     90,400    KS Biomedix Holdings+          770,095
     30,000    Maxim Pharmaceutical+        1,564,626
     20,000    NeuroSearch A/S+             1,560,961
      8,000    Nicox SA+                      446,800
    200,000    Oxford Asymmetry
                 International Plc+         1,504,021
    650,000    Oxford BioMedica Plc+          688,460
    108,000    Peptide Therapeutics
                 Group+                       148,707
     60,000    Pharming Group NV+             776,171
      2,000    Serono SA, Class B           1,667,382
     37,500    Shield Diagnostics Group
                 Plc+                         405,700
                                         ------------
                                           15,659,285
                                         ------------
    CONTRACT SALES AND RESEARCH ORGANIZATIONS -- 1.0%
     12,253    Evotec Biosystems AG+        1,099,607
    135,413    Medisys Plc+                   256,117
     52,470    Medivir AB                   1,400,984
                                         ------------
                                            2,756,708
                                         ------------

SHARES                                          VALUE
-----------------------------------------------------
    DRUGS -- 5.3%
      6,000    Actelion Ltd.+            $  1,956,722
     64,000    AMRAD Corporation Ltd.+         28,706
    220,000    Bioglan Pharma Plc           1,870,796
    110,000    Galen Holdings Plc           1,056,900
     50,000    Karo Bio AB+                 1,859,410
    293,000    Neurochem, Inc.+             1,643,176
     20,000    QLT PhotoTherapeutics,
                 Inc.+                      1,546,250
      8,510    Rhein Biotech NV+            1,121,181
     53,000    Teva Pharmaceutical, ADR     2,938,188
     30,000    Warner Chilcott
                 Laboratories, ADR+           667,500
                                         ------------
                                           14,688,829
                                         ------------
    DRUG DELIVERY -- 0.9%
    170,000    SR Pharma Plc+                 815,409
    500,000    Weston Medical Group
                 Plc+                       1,588,755
                                         ------------
                                            2,404,164
                                         ------------
    MEDICAL DEVICES -- 1.7%
     50,000    Chemunex SA +                   77,331
    196,870    Gyrus Group Plc+             1,102,171
     25,200    Jomed NV+                      996,383
     15,000    QIAGEN NV, ADR+              2,610,000
                                         ------------
                                            4,785,885
                                         ------------
    MEDICAL INFORMATION SYSTEMS -- 0.4%
     85,820    PyroSequencing AB+             992,476
                                         ------------
TOTAL COMMON STOCKS -- FOREIGN
                     (Cost $34,245,629)    41,287,347
                                         ------------
WARRANTS -- 0.0%#
                              (Cost $0)
    DRUGS -- 0.0%#
      2,400    AVANT
                 Immunotherapeutics,
                 Inc., expires
                 08/24/03+                     13,800
                                         ------------

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, June 30, 1999
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                          VALUE
-----------------------------------------------------
REPURCHASE AGREEMENT -- 3.8%
           (Cost $10,576,000)
$10,576,000    Agreement with State
                 Street Bank and Trust
                 Company, 6.350% dated
                 06/30/2000, to be
                 repurchased at
                 $10,581,596 on
                 07/03/2000,
                 collateralized by
                 $10,340,000 U.S.
                 Treasury Note, 7.8750%
                 maturing 08/15/2001
                 (value $10,792,375)   $ 10,576,000
                                       ------------

OTHER INVESTMENTS**
  (Cost $61,861,438)         22.4%       61,861,438
                            -----      ------------

                                              VALUE
---------------------------------------------------
TOTAL INVESTMENTS
  (Cost $277,186,812*)      118.9%     $327,924,997
OTHER ASSETS AND
  LIABILITIES (NET)         (18.9)      (52,092,504)
                            -----      ------------
NET ASSETS                  100.0%     $275,832,493
                            =====      ============

------------
*  Aggregate cost for Federal tax purposes is $277,186,812.
+  Non-income producing security.
** As of June 30, 2000, the market value of the securities on loan is $60,094,859. Collateral received for securities loaned of $61,861,438 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

ABBREVIATIONS:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 95.8%
    AUSTRALIA -- 1.6%
 33,000    News Corporation Ltd.          $   453,920
 22,000    Rio Tinto Ltd.                     363,386
 60,000    Telstra Corporation Ltd.           243,287
 50,000    WMC Ltd.                           223,461
                                          -----------
                                            1,284,054
                                          -----------
    BELGIUM -- 1.1%
 21,000    Lernout & Hauspie Speech
             Products NV+                     925,313
                                          -----------
    CHINA\HONG KONG -- 2.2%
 50,000    China Telecom (Hong Kong)
             Ltd.+                            440,959
 60,000    Citic Pacific Ltd.                 314,797
 37,300    Hutchison Whampoa Ltd.             468,912
1,000,000  PetroChina Company Ltd.,
             Class H+                         207,812
730,000    Phoenix Satellite Television
             Holdings Ltd.+                   101,135
  1,200    SINA.com, ADR+                      30,750
1,000,000  Yizheng Chemical Fibre
             Company Ltd.                     198,833
 36,385    Yuxing Infotech Holdings
             Ltd.+                             19,953
                                          -----------
                                            1,783,151
                                          -----------
    FINLAND -- 3.9%
 42,400    Nokia AB Oyj                     2,163,618
 24,700    Sampo Insurance Oyj, A Shares    1,002,197
                                          -----------
                                            3,165,815
                                          -----------
    FRANCE -- 12.8%
 16,000    Aventis SA                       1,147,168
  6,825    AXA                              1,075,112
 11,250    Banque Nationale de Paris        1,082,630
  4,600    Castorama Dubois SA              1,137,430
 17,300    Pechiney SA                        721,763
  1,700    Publicis SA                        667,049
 13,000    Sidel SA                         1,054,324
 13,500    STMicroelectronics NV              850,638
 11,500    Total Fina SA, Class B           1,763,236
  9,750    Vivendi                            860,555
                                          -----------
                                           10,359,905
                                          -----------

SHARES                                          VALUE
-----------------------------------------------------
    GERMANY -- 1.8%
 14,600    Bayerische Hypo-Und
             Vereinsbank AG               $   943,088
  5,500    MobilCom AG                        549,764
                                          -----------
                                            1,492,852
                                          -----------
    ITALY -- 2.8%
175,000    ENI SpA                          1,010,789
 90,000    Telecom Italia SpA               1,237,292
                                          -----------
                                            2,248,081
                                          -----------
    JAPAN -- 26.0%
  5,700    Aiful Corporation                  525,385
 80,000    Asahi Bank, Ltd.                   336,271
 13,000    Computer Engineering &
             Consulting Ltd.                  214,410
 18,800    Credit Saison Company Ltd.         435,870
     30    DDI Corporation                    288,394
  8,000    Family Mart Company Ltd.           307,620
  7,000    Fanuc Ltd.                         711,842
 27,000    FCC Company Ltd.                   269,733
 13,000    Fuji Machine MFG Company Ltd.      682,437
 27,000    Fujisawa Pharmaceutical
             Company Ltd.                   1,091,655
 17,000    Honda Motor Company Ltd.           578,389
  2,900    Keyence Corporation                956,600
 20,000    Kokuyo Company                     327,789
120,000    Marubeni Corporation               412,799
 35,000    Marui Company Ltd.                 669,620
 23,700    Meitec Corporation                 938,127
117,000    Mitsubishi Chemical
             Corporation                      479,666
176,000    Mitsubishi Heavy Industries        779,605
 11,900    Nichiei Company Ltd.               195,146
 40,000    Nikko Securities Company Ltd.      395,834
200,000    Nippon Steel Corporation           420,338
 27,000    Nomura Securities Company
             Ltd.                             660,336
 61,000    NSK Ltd.                           534,659
     20    NTT Mobile Communications
             Network, Inc.                    540,974
 40,000    Onward Kashiyama Company Ltd.      542,859
  4,400    Orix Corporation                   648,980
 43,000    Ricoh Company Ltd.                 909,806
  3,500    Rohm Company                     1,022,572
  6,000    Shin-Etsu Chemical Company
             Ltd.                             304,227
  1,500    Softbank Corporation               203,572

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    JAPAN (CONTINUED)
  7,000    Sony Corporation               $   653,127
 28,000    Sumitomo Bank Ltd.                 343,056
 32,000    Sumitomo Electric Industries       548,287
 41,000    Sumitomo Trust & Banking           291,739
 20,000    The Bank of Tokyo-Mitsubishi
             Ltd.                             241,459
  5,000    Tokyo Electron Ltd.                684,228
  5,000    Tokyo Seimitsu Company, Ltd.       669,149
 35,000    Toshiba Corporation                394,845
 43,000    Ube-Nitto Kasei Company Ltd.       135,762
 12,900    World Company Ltd.                 559,257
 47,000    Yamato Kogyo Company Ltd.          217,049
                                          -----------
                                           21,123,473
                                          -----------
    NETHERLANDS -- 4.5%
 40,370    ABN AMRO Holdings NV               988,969
 20,100    ASM Lithography Holding NV         863,910
 10,200    Equant NV+                         414,447
 15,000    ING Groep NV                     1,013,892
 14,100    United Pan-Europe
             Communications NV+               368,704
                                          -----------
                                            3,649,922
                                          -----------
    NEW ZEALAND -- 0.3%
 57,000    Telecom Corporation of New
             Zealand Ltd.                     199,203
                                          -----------
    PORTUGAL -- 1.1%
176,500    Banco Comercial Portugues SA
             (BCP)                            918,350
                                          -----------
    SINGAPORE -- 0.5%
 26,600    Datacraft Asia Ltd.                234,080
 13,000    Singapore Airlines Ltd.            128,720
  2,300    St Assembly Test Services
             Ltd., Class A, ADR+               59,225
                                          -----------
                                              422,025
                                          -----------
    SLOVAKIA -- 0.0%#
  2,000    Slovnaft AS, GDR                    23,500
                                          -----------
    SOUTH KOREA -- 1.3%
  8,000    Korea Electric Power
             Corporation                      248,246
  2,000    Pohang Iron & Steel Company
             Ltd.                             169,682

SHARES                                          VALUE
-----------------------------------------------------
    SOUTH KOREA (CONTINUED)
  1,246    Samsung Electronics            $   412,344
    700    SK Telecom Company Ltd.            229,143
                                          -----------
                                            1,059,415
                                          -----------
    SPAIN -- 5.2%
      1    Banco Bilbao Vizcaya
             Argentaria SA                         15
 80,000    Banco Santander Central
             Hispano SA                       843,955
 46,000    Cortefiel SA                       997,777
 14,300    Sogecable SA+                      508,135
 82,500    Sol Melia SA                       921,525
 44,568    Telefonica SA+                     957,354
                                          -----------
                                            4,228,761
                                          -----------
    SWEDEN -- 5.2%
100,000    Ericsson (L.M.) AB, Class B      1,978,458
165,000    Nordbanken Holding AB            1,244,048
 37,500    Skandia Forsakrings AB             990,646
                                          -----------
                                            4,213,152
                                          -----------
    SWITZERLAND -- 6.8%
  1,451    Adecco SA                        1,232,812
    750    Novartis AG                      1,188,009
    125    Roche Holdings AG                1,216,821
  6,800    UBS AG -- Registered               996,261
  1,750    Zurich Allied AG                   864,648
                                          -----------
                                            5,498,551
                                          -----------
    THAILAND -- 0.6%
121,000    Total Access Communication
             Public Company Ltd.+             486,420
                                          -----------
    UNITED KINGDOM -- 18.1%
100,000    Aggreko Plc                        605,996
 40,000    Barclays Plc                       994,409
147,277    BBA Group Plc                      964,916
 89,000    BP Amoco Plc                       853,782
 86,400    CGU Plc                          1,438,050
250,000    Cookson Group Plc                  834,096
150,000    Hays Plc                           836,366
 53,000    Ocean Group Plc                    874,118
 37,000    Pearson Plc                      1,175,678
 35,000    SEMA Group Plc                     497,810
240,000    Spirent Plc                      1,614,175
 50,000    Standard Chartered Plc             622,640

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
600,000    Vodafone Group Plc             $ 2,423,986
110,000    Whitbread Plc                      990,324
                                          -----------
                                           14,726,346
                                          -----------
TOTAL COMMON STOCKS
                      (Cost $59,455,285)   77,808,289
                                          -----------
PREFERRED STOCKS -- 2.6%
    GERMANY -- 2.6%
 17,000    Fresenius Medical Care AG          710,870
    300    Porsche AG                         816,269
  3,075    SAP AG                             566,591
                                          -----------
                                            2,093,730
                                          -----------
TOTAL PREFERRED STOCKS
                       (Cost $1,854,303)    2,093,730
                                          -----------
INVESTMENT COMPANY SECURITIES -- 0.6%
                         (Cost $700,000)
    SOUTH KOREA -- 0.6%
 70,000    Korea Investment Corporation+      517,300
                                          -----------

                                                VALUE
-----------------------------------------------------
OTHER INVESTMENTS**
  (Cost $1,039,500)            1.3%       $ 1,039,500
                                          -----------
TOTAL INVESTMENTS
  (Cost $63,049,088*)        100.3%        81,458,819
OTHER ASSETS AND
  LIABILITIES (NET)           (0.3)          (233,398)
                             -----        -----------
NET ASSETS                   100.0%       $81,225,421
                             =====        ===========

------------
 * Aggregate cost for Federal tax purposes is $64,013,314.
** As of June 30, 2000 the market value of the securities on loan is $1,012,219.
   Collateral received for securities loaned of $1,039,500 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.
 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

At June 30, 2000 sector diversification of the Munder Framlington International Growth Fund was as follows:

                                % OF
                             NET ASSETS         VALUE
                             ------------------------
COMMON STOCKS:
Banking and Financial
  Services..................    16.7%     $13,527,188
Telecommunications..........    14.1       11,431,266
Electronics.................    11.5        9,375,103
Insurance...................     6.6        5,370,653
Drugs and Health Care.......     5.7        4,643,653
Oil and Gas.................     4.8        3,859,119
Machinery...................     4.3        3,481,282
Retail......................     3.8        3,112,446
Diversified Industrial......     2.7        2,163,563
Electric and Electrial
  Equipment.................     2.6        2,146,327
Business Services...........     2.4        1,940,172
Holding Companies --
  Diversified...............     1.8        1,490,475
Metal Processing............     1.6        1,256,422
Communication Services......     1.6        1,324,818
Private Placements..........     1.5        1,232,812
Chemicals...................     1.4        1,118,488
Apparel and Textiles........     1.4        1,102,116
Broadcasting................     1.3        1,063,191
Restaurants.................     1.2          990,324
Computers...................     1.2          929,760

                                % OF
                             NET ASSETS         VALUE
                             ------------------------
Air Travel..................     1.2%     $ 1,002,838
Hotels......................     1.1          921,524
Automotive..................     1.0          848,122
Building and Building
  Materials.................     0.8          607,945
Advertising.................     0.8          667,049
Steel.......................     0.7          590,021
Metals and Mining...........     0.7          586,847
Forest Paper and Products...     0.4          327,788
Software....................     0.3          214,410
Internet Content............     0.3          234,322
Electric Utilities..........     0.3          248,245
                               -----      -----------
TOTAL COMMON STOCKS.........    95.8       77,808,289
PREFERRED STOCKS............     2.6        2,093,730
INVESTMENT COMPANY
  SECURITIES................     0.6          517,300
OTHER INVESTMENTS...........     1.3        1,039,500
                               -----      -----------
TOTAL INVESTMENTS...........   100.3       81,458,819
OTHER ASSETS AND LIABILITIES
  (NET).....................   (0.3)         (233,398)
                               -----      -----------
NET ASSETS..................   100.0%     $81,225,421
                               =====      ===========

                       See Notes to Financial Statements.

           Munder Bond Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                          VALUE
-----------------------------------------------------
ASSET-BACKED SECURITIES -- 11.4%
$5,345,000   Ford Credit Auto Owner
               Trust, Series 1999 D
               Class A5,
               6.520% due 09/15/2003     $  5,294,276
 5,000,000   Sovereign Bank, Series
               2000-1 Class A2 144A,
               12.180% due 06/30/2020       5,067,400
 5,940,000   Standard Credit Card
               Master Trust, Class A,
               Series 1994-2,
               7.250% due 04/07/2008        5,903,469
 2,200,000   WFS Financial Owner Trust,
               Series 2000 B Class A3,
               7.750% due 11/20/2004        2,210,340
                                         ------------
TOTAL ASSET-BACKED SECURITIES
                     (Cost $18,593,708)    18,475,485
                                         ------------
CORPORATE BONDS AND NOTES -- 42.4%
    DRUGS -- 4.1%
 6,400,000   Eli Lilly and Company,
               8.375% due 02/07/2005        6,628,160
                                         ------------
    FINANCE -- 13.7%
 3,830,000   Block Financial
               Corporation,
               6.750% due 11/01/2004        3,669,891
 4,750,000   Countrywide Capital III,
               Subordinated Capital
               Income, Secs Series B,
               8.050% due 06/15/2027++      4,085,641
 4,600,000   General Electric Capital
               Corporation,
               8.850% due 04/01/2005        4,895,237
 4,800,000   Household Finance
               Corporation,
               8.000% due 05/09/2005        4,837,997
 4,520,000   Pitney Bowes Credit
               Corporation,
               8.625% due 02/15/2008        4,692,686
                                         ------------
                                           22,181,452
                                         ------------
    FOOD AND BEVERAGE -- 2.0%
 3,115,000   Coca-Cola Enterprises,
               8.500% due 02/01/2022        3,295,119
                                         ------------

PRINCIPAL
AMOUNT                                          VALUE
-----------------------------------------------------
    INDUSTRIAL -- 14.8%
$4,250,000   American Greetings
               Corporation,
               6.100% due 08/01/2028     $  3,800,252
 3,895,000   Anheuser-Busch Companies,
               9.000% due 12/01/2009        4,309,502
 6,725,000   Harris Corporation
               Delaware,
               6.350% due 02/01/2028        6,027,100
 5,000,000   IBM Corporation,
               7.500% due 06/15/2013        5,093,555
 4,750,000   Racers-Kellogg, Series
               1998 144A,
               5.750% due 02/02/2001++      4,704,737
                                         ------------
                                           23,935,146
                                         ------------
    TELECOMMUNICATIONS -- 2.9%
 5,000,000   AT&T Corp. -- Liberty
               Media Group,
               8.250% due 02/01/2030        4,591,315
                                         ------------
    UTILITY -- ELECTRIC -- 4.9%
 4,100,000   National Rural Utilities
               Cooperative Finance,
               Note,
               6.125% due 05/15/2005        3,891,417
 4,700,000   Puget Sound Energy, Inc.,
               7.020% due 12/01/2027        4,079,722
                                         ------------
                                            7,971,139
                                         ------------
TOTAL CORPORATE BONDS AND NOTES
                     (Cost $74,597,921)    68,602,331
                                         ------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 26.9%
    COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 9.8%
             Federal Home Loan Mortgage
               Corporation:
 5,000,000   Series 1541, Class F,
               6.250% due 05/15/2019        4,952,100
 1,925,000   Series 1702-A, Class PD,
               6.500% due 04/15/2022        1,868,752
             Federal National Mortgage
               Association:
 7,000,000   Remic Trust 1994 30 Class
               H,
               6.250% due 11/25/2022        6,722,660
 2,280,085   Remic Trust 1997 G1 Class
               K,
               6.750% due 02/18/2004        2,256,600
                                         ------------
                                           15,800,112
                                         ------------

                       See Notes to Financial Statements.

           Munder Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                          VALUE
-----------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS
  (CONTINUED)
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 0.4%
             FHLMC:
$  749,794   Pool #E62394, Gold,
               7.500% due 09/01/2010     $    748,937
    25,410   Pool #200021,
               10.500% due 11/01/2000          25,593
                                         ------------
                                              774,530
                                         ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 7.3%
             FNMA:
 4,734,523   Pool #455598,
               5.500% due 12/01/2028        4,193,627
 4,400,000   Pool #380137,
               7.280% due 03/01/2008        4,383,500
 1,355,663   Pool #303105,
               11.000% due 11/01/2020       1,472,652
 1,577,903   Pool #100081,
               11.500% due 08/20/2016       1,745,555
                                         ------------
                                           11,795,334
                                         ------------
    GOVERNMENT AGENCY DEBENTURES -- 5.5%
 5,055,000   Federal National Mortgage
               Association, Benchmark
               Note,
               5.250% due 01/15/2009        4,435,995
 4,600,000   Tennessee Valley
               Authority,
               6.375% due 06/15/2005        4,471,490
                                         ------------
                                            8,907,485
                                         ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 3.9%
             GNMA:
 1,355,398   Pool #780584,
               7.000% due 06/15/2027        1,326,962
 4,896,697   Pool #520556,
               8.000% due 02/15/2030        4,948,616
                                         ------------
                                            6,275,578
                                         ------------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS
                     (Cost $45,070,435)    43,553,039
                                         ------------

PRINCIPAL
AMOUNT                                          VALUE
-----------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 17.5%
    U.S. TREASURY BONDS -- 8.7%
$6,248,280   3.875% due 04/15/2029,
               TIPS                      $  6,230,710
 4,000,000   5.250% due 02/15/2029          3,548,752
 3,600,000   8.000% due 11/15/2021          4,344,750
                                         ------------
                                           14,124,212
                                         ------------
    U.S. TREASURY NOTES -- 8.8%
 6,350,000   6.500% due 02/15/2010          6,556,198
 7,360,000   7.000% due 07/15/2006          7,624,504
                                         ------------
                                           14,180,702
                                         ------------
TOTAL U.S. TREASURY OBLIGATIONS
                     (Cost $27,793,768)    28,304,914
                                         ------------
REPURCHASE AGREEMENT -- 0.5%
                        (Cost $779,000)
   779,000   Agreement with State
               Street Bank and Trust
               Company, 6.350% dated
               06/30/2000, to be
               repurchased at $779,412
               on 07/03/2000,
               collateralized by
               $650,000 U.S. Treasury
               Bond, 8.125% maturing
               05/15/2021 (value
               $799,500)                      779,000
                                         ------------

OTHER INVESTMENTS**
  (Cost $14,046,850)          8.7%         14,046,850
                            -----        ------------
TOTAL INVESTMENTS
  (Cost $180,881,682*)      107.4%        173,761,619
OTHER ASSETS AND
  LIABILITIES (NET)          (7.4)        (11,981,119)
                            -----        ------------
NET ASSETS                    100%       $161,780,500
                            =====        ============

------------
 *  Aggregate cost for Federal tax purposes is $181,131,445.
 ** As of June 30, 2000, the market value of the securities on loan is $13,889,710. Collateral received for securities loaned of $14,046,850 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:
MTN -- Medium Term Note
TIPS -- Treasury Inflation-Protection Security

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                          VALUE
-----------------------------------------------------
ASSET-BACKED SECURITIES -- 11.1%
$ 5,000,000   American Express Credit
                Account Master, Series
                96 Class A,
                6.800% due 12/15/2003    $  4,981,250
 12,000,000   Carco Auto Loan Master
                Trust, Series 1999
                Class A1,
                5.650% due 03/15/2003      11,880,480
  5,000,000   Chase Manhattan Credit
                Card Master, Series
                1996-3 Class A,
                7.040% due 02/15/2005       4,991,400
 10,000,000   Chemical Master Credit
                Card, Trust 1,
                6.230% due 06/15/2003       9,980,400
  5,405,000   Contimortgage Home Equity
                Loan, 1997 2 Pass thru
                Certificate Class A9,
                7.090% due 04/15/2028       5,312,358
  5,000,000   First Security Auto Owner
                Trust, Series 2000-1
                Class A3,
                7.300% due 07/15/2004       5,005,000
  3,700,000   Keycorp, Series 2000-Cl
                Class A1,
                7.617% due 06/15/2009       3,713,690
                                         ------------
TOTAL ASSET-BACKED SECURITIES
                     (Cost $46,632,556)    45,864,578
                                         ------------
CORPORATE BONDS AND NOTES -- 47.3%
    BANKING AND FINANCIAL SERVICES -- 21.3%
 10,000,000   America Express Bank,
                Ltd.,
                6.430% due 02/10/2004+      9,881,500
 10,000,000   American General Finance
                Corporation,
                6.850% due 07/12/2004       9,762,659
  2,570,000   Associates Corporation of
                North America, MTN,
                8.250% due 10/15/2004       2,626,052
 10,000,000   Countrywide Home Loans,
                Inc., MTN,
                6.850% due 06/15/2004       9,748,520

PRINCIPAL
AMOUNT                                          VALUE
-----------------------------------------------------
    BANKING AND FINANCIAL SERVICES (CONTINUED)
              Ford Motor Credit
                Corporation:
$ 1,000,000     6.700% due 07/16/2004    $    965,325
  2,400,000     6.500% due 02/15/2006       2,259,084
  4,900,000   General Motors Acceptance
                Corporation,
                7.625% due 06/15/2004       4,902,386
  5,275,000   Household Finance
                Corporation,
                8.000% due 05/09/2005       5,316,757
 11,000,000   IBM Credit Corporation,
                MTN,
                6.350% due 08/30/2001      10,887,162
  5,000,000   John Hancock Global
                Funding II, MTN 144A,
                7.900% due 07/02/2010++     5,044,450
 10,000,000   SunAmerica Institutional,
                MTN,
                5.750% due 02/16/2009       8,757,500
  3,360,000   Swiss Bank Corporation,
                7.250% due 09/01/2006       3,305,676
    483,531   Textron Financial
                Corporation
                Receivables,
                6.050% due 03/16/2009         481,785
 10,000,000   Transamerica Finance
                Corporation, MTN,
                6.370% due 05/14/2004       9,506,650
  4,000,000   U.S. Leasing
                International, MTN,
                9.880% due 03/06/2001       4,062,416
                                         ------------
                                           87,507,922
                                         ------------
    FINANCE -- FOREIGN -- 2.4%
 10,000,000   Westdeutsche Landesbank,
                6.750% due 06/15/2005       9,670,000
                                         ------------
    INDUSTRIAL -- 18.8%
  2,500,000   American Greetings
                Corporation,
                6.100% due 08/01/2028       2,235,442
  4,178,000   Anheuser-Busch Companies,
                9.000% due 12/01/2009       4,622,619
  6,000,000   Avon Products, Inc.,
                7.150% due 11/15/2009       5,745,954

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                          VALUE
-----------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    INDUSTRIAL (CONTINUED)
$ 3,224,160   Chevron Corporation,
                Trust Fund,
                8.110% due 12/01/2004    $  3,293,479
 10,000,000   DaimlerChrysler NA
                Holding Corporation,
                MTN,
                6.840% due 10/15/2002       9,868,810
 10,000,000   National Fuel Gas
                Company, MTN,
                7.300% due 02/18/2003       9,955,900
  4,000,000   Pitney Bowes, Inc.,
                5.950% due 02/01/2005       3,831,252
 10,000,000   Racers-Kellogg, Series
                1998-1 144A,
                5.750% due 02/02/2001++     9,904,710
  5,505,000   Ryder System, Inc., MTN,
                6.910% due 06/18/2002       5,320,511
  9,425,000   Textron, Inc.,
                6.750% due 09/15/2002       9,359,562
  4,100,000   Times Mirror Co.,
                6.610% due 09/15/2027       3,954,155
 10,140,000   Tyco International Group
                SA,
                5.875% due 11/01/2004       9,477,128
                                         ------------
                                           77,569,522
                                         ------------
    TELECOMMUNICATIONS -- FOREIGN -- 3.5%
  4,500,000   AT&T Canada, Inc., 144A,
                7.625% due 03/15/2005++     4,481,330
 10,000,000   Deutsche Telekom
                International,
                8.000% due 06/15/2010      10,046,920
                                         ------------
                                           14,528,250
                                         ------------
    UTILITY -- ELECTRIC -- 1.3%
  5,925,000   National Rural Utilities,
                MTN,
                5.540% due 12/15/2005       5,412,173
                                         ------------
TOTAL CORPORATE BONDS
AND NOTES
                    (Cost $200,350,251)   194,687,867
                                         ------------
SHARES                                          VALUE
-----------------------------------------------------
PREFERRED STOCKS -- 1.9%
                      (Cost $7,991,676)
    CORPORATE -- 1.9%
    308,000   AT&T Corporation           $  7,911,750
                                         ------------
PRINCIPAL
AMOUNT
-----------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 31.2%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 3.6%
              FHLMC:
$ 1,836,996   8.000% due 03/01/2028         1,847,908
  2,624,739   Pool #A00813,
                9.000% due 10/01/2020       2,696,365
    543,091   Pool #E61740,
                9.000% due 04/01/2010         562,551
  2,276,756   Pool #F70013, Gold,
                7.000% due 12/01/2011       2,245,896
  7,850,000   Series 1650 Class 1650 J,
                6.500% due 06/15/2023       7,461,268
                                         ------------
                                           14,813,988
                                         ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 10.0%
              FNMA:
  9,085,795   6.000% due 02/01/2013         8,605,883
  9,956,465   6.000% due 06/01/2013         9,430,564
 11,406,605   6.000% due 05/01/2018        10,643,731
  5,379,912   5.819% due 12/01/2028         5,154,629
  1,716,266   Pool #070225,
                7.500% due 08/01/2018       1,706,422
  5,741,453   Pool #250550,
                6.500% due 05/01/2026       5,491,009
                                         ------------
                                           41,032,238
                                         ------------
    GOVERNMENT AGENCY DEBENTURES -- 14.9%
 17,000,000   AID-Israel,
                0.010% due 02/15/2004      13,445,111
  8,500,000   Federal Farm Credit Bank,
                5.950% due 05/18/2005       8,121,682
 10,250,000   FHLMC,
                6.000% due 07/20/2001      10,152,707
 10,500,000   FNMA, Benchmark Note,
                5.250% due 01/15/2009       9,214,233

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                          VALUE
-----------------------------------------------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS (CONTINUED)
    GOVERNMENT AGENCY DEBENTURES (CONTINUED)
$10,950,000   SallieMae Student Loan
                Trust, Class A2,
                6.414% due 01/25/2010+   $ 10,726,839
 10,000,000   Tennessee Valley
                Authority,
                6.375% due 06/15/2005       9,720,630
                                         ------------
                                           61,381,202
                                         ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 2.3%
              GNMA:
  1,465,667   Pool #780077,
                8.000% due 03/15/2025       1,481,081
  8,853,046   Pool #781008,
                6.000% due 03/15/2029       8,179,514
                                         ------------
                                            9,660,595
                                         ------------
    SMALL BUSINESS ADMINISTRATION (SBA) -- 0.4%
  1,492,070   SBA, Pool #502796,
                7.000% due 11/25/2019       1,491,399
                                         ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
                    (Cost $132,132,717)   128,379,422
                                         ------------
U.S. TREASURY OBLIGATIONS -- 7.0%
    U.S. TREASURY NOTES -- 7.0%
              U.S. Treasury Notes:
 18,000,000   5.875% due 11/15/2004        17,719,096
  4,690,000   7.875% due 11/15/2004         4,962,870
  3,800,000   6.750% due 05/15/2005         3,889,064
  2,000,000   7.000% due 07/15/2006         2,071,876
                                         ------------
TOTAL U.S. TREASURY OBLIGATIONS
                     (Cost $28,429,957)    28,642,906
                                         ------------

PRINCIPAL
AMOUNT                                          VALUE
-----------------------------------------------------
REPURCHASE AGREEMENT -- 0.5%
                      (Cost $2,127,000)
$ 2,127,000   Agreement with State
                Street Bank and Trust
                Company, 6.350% dated
                06/30/2000, to be
                repurchased at
                $2,128,126 on
                07/03/2000,
                collateralized by
                $1,630,000 U.S.
                Treasury Bond, 9.250%
                maturing 02/15/2016
                (value $2,171,975)       $  2,127,000
                                         ------------

OTHER INVESTMENTS**
  (Cost $35,801,351)           8.7%        35,801,351
                             -----       ------------
TOTAL INVESTMENTS
  (Cost $453,465,508*)       107.7%       443,414,874
OTHER ASSETS AND
  LIABILITIES (NET)           (7.7)       (31,835,994)
                             -----       ------------
NET ASSETS                   100.0%      $411,578,880
                             =====       ============

------------
 * Aggregate cost for Federal tax purposes $453,483,590.
** As of June 30, 2000 the market value of the securities on loan is $35,261,191. Collateral received for securities loaned of $35,801,351 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Floating rate note. The interest rate shown reflects the rate currently in effect.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
MTN -- Medium Term Note

                       See Notes to Financial Statements.

           Munder International Bond Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 89.0%
AUSTRIA -- 4.8%
    GOVERNMENT -- 4.8%
JPY           150,000,000    Republic of Austria,
                               4.500% due 09/28/2005                              $ 1,656,072
                                                                                  -----------
BELGIUM -- 4.8%
    GOVERNMENT -- 4.8%
EUR             1,725,000    Kingdom of Belgium, Series 35,
                               5.750% due 09/28/2010                                1,667,115
                                                                                  -----------
CANADA -- 2.6%
    GOVERNMENT -- 2.6%
CAD             1,250,000    Government of Canada,
                               7.000% due 12/01/2006                                  890,355
                                                                                  -----------
FINLAND -- 1.6%
    GOVERNMENT -- 1.6%
EUR               504,564    Republic of Finland,
                               9.500% due 03/15/2004                                  548,529
                                                                                  -----------
FRANCE -- 5.3%
    GOVERNMENT -- 5.3%
                             Government of France:
EUR             1,205,103      5.500% due 04/25/2007                                1,160,982
                  548,816      8.500% due 12/26/2012                                  667,519
                                                                                  -----------
                                                                                    1,828,501
                                                                                  -----------
GERMANY -- 9.3%
    FINANCE -- 3.6%
EUR             1,329,359    Bayerische Vereinsbank New York, Global Bond,
                               4.500% due 06/24/2002                                1,251,054
    GOVERNMENT -- 5.7%
                  478,230    Federal Republic of Germany, Series 95,
                               6.500% due 10/14/2005                                  484,691
                1,750,000    Federal Republic of Germany, Series 98,
                               4.750% due 07/04/2028                                1,492,793
                                                                                  -----------
                                                                                    3,228,538
                                                                                  -----------
ITALY -- 6.1%
    GOVERNMENT -- 6.1%
                             Government of Italy:
EUR               750,000      6.750% due 02/01/2007                                  766,004
                1,291,140      8.500% due 04/01/2004                                1,362,820
                                                                                  -----------
                                                                                    2,128,824
                                                                                  -----------

                       See Notes to Financial Statements.

           Munder International Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES (CONTINUED)
JAPAN -- 31.7%
    GOVERNMENT -- 20.6%
                             Government of Japan:
JPY           525,000,000      1.900% due 03/20/2008                              $ 5,039,467
              200,000,000      3.100% due 03/20/2006                                2,075,182
    SUPRANATIONAL -- 11.1%
              230,000,000    Asian Development Bank,
                               5.000% due 02/05/2003                                2,411,336
              130,000,000    World Bank,
                               4.750% due 12/20/2004                                1,431,096
                                                                                  -----------
                                                                                   10,957,081
                                                                                  -----------
LUXEMBOURG -- 2.8%
    SUPRANATIONAL -- 2.8%
EUR             1,000,000    European Investment Bank,
                               5.250% due 04/15/2004                                  953,507
                                                                                  -----------
NETHERLANDS -- 3.1%
    GOVERNMENT -- 3.1%
EUR             1,100,000    Government of Netherlands,
                               5.500% due 07/15/2010                                1,061,198
                                                                                  -----------
SPAIN -- 4.7%
    GOVERNMENT -- 4.7%
EUR             1,750,000    Kingdom of Spain,
                               5.150% due 07/30/2009                                1,628,070
                                                                                  -----------
SWEDEN -- 3.6%
    GOVERNMENT -- 3.6%
SEK            10,500,000    Government of Sweden, Series 1038,
                               6.500% due 10/25/2006                                1,264,417
                                                                                  -----------
UNITED STATES -- 8.6%
    SUPRANATIONAL -- 8.6%
GBP             1,000,000    KFW International Finance,
                               7.625% due 12/30/2003                                1,558,493
JPY           150,000,000    McDonald's Corporation, Series MTN,
                               2.000% due 03/09/2010                                1,413,725
                                                                                  -----------
                                                                                    2,972,218
                                                                                  -----------
TOTAL FOREIGN BONDS AND NOTES
  (Cost $32,046,350)                                                               30,784,425
                                                                                  -----------

                       See Notes to Financial Statements.

           Munder International Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------
GOVERNMENT AGENCY OBLIGATIONS -- 8.0%
GBP               600,000    Federal National Mortgage Association, Global Bond,
                               6.875% due 06/07/2002                              $   913,761
EUR             3,700,000    Tennessee Valley Authority, Global Bond,
                               6.375% due 09/18/2006                                1,868,934
                                                                                  -----------
                                                                                    2,782,695
                                                                                  -----------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
  (Cost $3,300,974)                                                                 2,782,695
                                                                                  -----------
REPURCHASE AGREEMENT -- 1.1%
  (Cost $387,000)
U.S.$             387,000    Agreement with State Street Bank and Trust Company,
                               6.350% dated 06/30/2000, to be repurchased at
                               $387,205 on 07/03/2000, collateralized by
                               $315,000 U.S. Treasury Bond, 8.750% maturing on
                               05/15/2017 (value $400,050)                            387,000
                                                                                  -----------

TOTAL INVESTMENTS (Cost $35,734,324*)                          98.1%              $33,954,120
OTHER ASSETS AND LIABILITIES (NET)                              1.9                   655,501
                                                              -----               -----------
NET ASSETS                                                    100.0%              $34,609,621
                                                              =====               ===========

------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
CAD -- Canadian Dollar
EUR -- Euro Currency
GBP -- Great British Pound
JPY -- Japanese Yen
SEK -- Swedish Krona
USD -- United States Dollar

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                          VALUE
-----------------------------------------------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 90.3%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 53.9%
               FHLMC:
$ 1,276,752    Pool #A01048, Gold,
                 8.500% due 02/01/2020   $  1,300,705
  3,952,226    Pool #E00160, Gold,
                 7.000% due 11/01/2007      3,919,487
    793,559    Pool #G00479, Gold,
                 9.000% due 04/01/2025        815,525
  5,800,000    Series 1503, Class PK,
                 7.000% due 03/15/2022      5,636,846
  5,000,000    Series 1531, Class M,
                 6.000% due 06/15/2008      4,623,100
  5,000,000    Series 1574, Class G,
                 6.500% due 04/15/2021      4,898,400
  9,150,000    Series 1574, Class PG,
                 6.500% due 02/15/2021      8,979,718
  5,000,000    Series 1603, Class J,
                 6.500% due 07/15/2023      4,746,850
  4,000,000    Series 1610, Class PM,
                 6.250% due 04/15/2022      3,860,000
  4,550,000    Series 1617, Class C,
                 6.500% due 02/15/2023      4,338,106
 11,585,000    Series 1633, Class PL,
                 6.500% due 03/15/2023     11,009,341
  5,000,000    Series 1638, Class H,
                 6.500% due 12/15/2023      4,640,000
  3,800,000    Series 1674, Class VC,
                 6.300% due 06/15/2006      3,632,572
  8,000,000    Series 1676, Class H,
                 6.500% due 10/15/2022      7,772,160
  4,811,145    Series 1685, Class G,
                 6.000% due 09/15/2023      4,562,361
  8,560,000    Series 1702A, Class PD,
                 6.500% due 04/15/2022      8,309,877
  1,030,000    Series 1706, Class K,
                 7.000% due 03/15/2024        976,450
  1,200,000    Series 1722, Class PH,
                 6.500% due 08/15/2022      1,139,170
  2,385,000    Series 1848, Class PE,
                 7.000% due 09/15/2025      2,240,355
  8,943,000    Series 1865, Class PD,
                 7.000% due 12/15/2025      8,457,004

PRINCIPAL
AMOUNT                                          VALUE
-----------------------------------------------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
      (CONTINUED)
$ 4,156,000    Series 1866, Class E,
                 7.000% due 01/15/2026   $  3,938,977
  7,000,000    Series 1870, Class VB,
                 6.500% due 04/15/2007      6,851,250
  1,645,078    Series 1999, Class PN,
                 6.650% due 11/15/2022      1,596,236
  2,942,531    Series 43, Class D,
                 10.000% due 06/15/2020     3,044,723
  7,500,000    Series T-7, Class A6,
                 7.030% due 08/25/2028      7,357,200
                                         ------------
                                          118,646,413
                                         ------------
    FEDERAL HOUSING AUTHORITY/VETERANS ADMINISTRATION
      (FHA/VA) -- 0.0%
        207    FHA, Azalea Garden,
                 8.500% due 09/01/2030            199
                                         ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 29.3%
               FNMA:
     56,020    Pool #040305,
                 11.500% due 02/01/2014        61,388
     27,511    Pool #058255,
                 11.500% due 11/01/2010        30,151
     41,877    Pool #081585,
                 11.500% due 07/01/2012        45,898
    964,806    Pool #100081,
                 11.500% due 08/20/2016     1,067,317
    122,522    Pool #210448,
                 11.500% due 11/01/2015       134,329
    908,057    Pool #303105,
                 11.000% due 11/01/2020       986,419
    158,959    Pool #336457,
                 10.500% due 11/01/2020       170,927
  2,950,000    Pool #375618,
                 6.420% due 12/01/2007      2,795,125
  2,255,169    Series 1990-117, Class
                 E,
                 8.950% due 10/25/2020      2,314,328
  4,722,471    Series 1990-45, Class J,
                 9.500% due 05/25/2020      4,911,467
  7,500,000    Series 1993-203 Class
                 PL,
                 6.500% due 10/25/2023      7,047,675
  2,000,000    Series 1993-160, Class
                 BC,
                 6.500% due 09/25/2022      1,932,400

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                          VALUE
-----------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS
  (CONTINUED)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
      (CONTINUED)
$ 5,100,000    Series 1993-163, Class
                 BJ,
                 7.000% due 07/25/2006   $  4,985,352
  3,000,000    Series 1993-198, Class
                 T,
                 6.500% due 10/25/2023      2,749,180
 10,319,600    Series 1993-226, Class
                 PN,
                 9.000% due 05/25/2022     10,922,574
  2,000,000    Series 1993-83, Class
                 VE,
                 6.600% due 12/25/2005      1,926,420
  1,500,000    Series 1994-37, Class N,
                 6.500% due 03/25/2024      1,437,000
  1,500,000    Series 1994-44, Class H,
                 6.500% due 08/25/2022      1,454,055
  1,600,000    Series 1994-60, Class
                 PJ,
                 7.000% due 04/25/2024      1,504,848
  7,634,900    Series 1996-28, Class
                 PJ,
                 6.500% due 12/25/2024      7,192,657
  5,150,000    Series 1996-70, Class
                 PJ,
                 6.500% due 02/25/2026      4,904,076
  6,250,000    Series 1999-17, Class
                 PC,
                 6.000% due 12/25/2022      5,943,312
                                         ------------
                                           64,516,898
                                         ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 7.0%
               GNMA:
 10,100,000    Series 1996-11, Class
                 PD,
                 7.000% due 06/20/2025      9,729,815
  6,000,000    Series 1996-9, Class PD,
                 7.000% due 01/20/2025      5,789,757
                                         ------------
                                           15,519,572
                                         ------------
    SMALL BUSINESS ADMINISTRATION (SBA) -- 0.1%
    275,771    SBA, Pool #503548,
                 6.125% due
                 11/25/2021+++                273,162
                                         ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
                    (Cost $205,916,253)   198,956,244
                                         ------------

PRINCIPAL
AMOUNT                                          VALUE
-----------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 8.3%
    U.S. TREASURY BONDS -- 8.3%
               U.S. Treasury Bonds:
$ 2,500,000    10.375% due 11/15/2012    $  3,076,563
  4,000,000    8.125% due 08/15/2019        4,825,000
  8,500,000    8.000% due 11/15/2021       10,258,437
                                         ------------
TOTAL U.S. TREASURY OBLIGATIONS
                     (Cost $18,456,242)    18,160,000
                                         ------------
REPURCHASE AGREEMENT -- 1.4%
                      (Cost $3,172,000)
  3,172,000    Agreement with State
                 Street Bank and Trust
                 Company, 6.350% dated
                 06/30/2000 to be
                 repurchased at
                 $3,173,679 on
                 07/3/2000,
                 collateralized by
                 $2,585,000 U.S.
                 Treasury Bond, 8.125%
                 maturing 05/15/2021
                 (value $3,237,713)         3,172,000
                                         ------------

OTHER INVESTMENTS**
  (Cost $14,965,000)           6.8%        14,965,000
                             -----       ------------
TOTAL INVESTMENTS
  (Cost $242,509,495*)       106.8%       235,253,244
OTHER ASSETS AND
  LIABILITIES (NET)           (6.8)       (14,979,344)
                             -----       ------------
NET ASSETS                   100.0%      $220,273,900
                             =====       ============

------------
  * Aggregate cost for Federal tax purposes is $242,688,636.
 ** As of June 30, 2000, the market value of the securities on loan is $14,705,920. Collateral received for securities loaned of $14,965,000 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+++ Variable rate security. The interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

                                                                        RATING (UNAUDITED)
PRINCIPAL                                                               -------------------
AMOUNT                                                                  S&P         MOODY'S             VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 98.5%
    MICHIGAN -- 98.5%
$1,000,000    Auburn Hills, Michigan, Building Authority, Refunding,
                (AMBAC Insured),
                5.000% due 11/01/2017                                   AAA          Aaa          $   925,530
 1,000,000    Birmingham, Michigan, City School District,
                7.000% due 11/01/2008                                   AA+          Aa2            1,114,800
   625,000    Cadillac, Michigan, Area Public Schools, Pre-refunded,
                5.375% due 05/01/2012                                   AAA          Aaa              641,100
 1,000,000    Central Michigan University Revenue, (FGIC Insured),
                5.500% due 10/01/2026                                   AAA          Aaa            1,037,710
   515,000    Clinton Township, Michigan Building Authority,
                Refunding, (AMBAC Insured),
                4.750% due 11/01/2012                                   AAA          NR               486,860
   600,000    Clintondale Community Schools, Michigan, GO,
                5.250% due 05/01/2015                                   AA+          Aa2              584,130
              De Witt, Michigan, Public Schools, GO:
   750,000      4.700% due 05/01/2012                                   AAA          Aaa              707,040
 1,055,000      AMBAC Insured, Q-SBLF,
                5.500% due 05/01/2011                                   AAA          Aaa            1,090,627
   700,000    Dearborn School District, Michigan, GO, (MBIA
                Insured),
                5.000% due 05/01/2014                                   AAA          Aaa              674,695
              Detroit, Michigan, Water Supply Systems, Revenue:
   500,000      Series A,
                5.000% due 07/01/2027                                   AAA          Aaa              442,045
   375,000    Series A,
                5.750% due 07/01/2011                                   AAA          Aaa              395,160
 1,000,000    Dexter Community Schools, Michigan, GO,
                5.100% due 05/01/2018                                   AAA          Aaa              946,860
 1,000,000    East Grand Rapids, Michigan, Public School District,
                GO,
                5.750% due 05/01/2018                                   AA+          Aa1            1,002,770
   750,000    Fowlerville, Michigan, Community School District,
                Refunding, (FSA Insured),
                4.500% due 05/01/2015                                   AAA          Aaa              665,888
              Grand Rapids, Michigan:
   500,000      Building Authority,
                4.550% due 04/01/2010                                   AA-          Aa3              470,925
   705,000      Building Authority,
                5.000% due 04/01/2016                                   AA-          Aa3              663,158
 1,000,000    Community College Refunding, GO, (MBIA Insured),
                5.375% due 05/01/2019                                   AAA          Aaa              967,050

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                        RATING (UNAUDITED)
PRINCIPAL                                                               -------------------
AMOUNT                                                                  S&P         MOODY'S             VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$1,000,000    Grand Traverse County, Michigan Hospital, Munson
                Healthcare, Series A, Pre-refunded,
                6.250% due 07/01/2022                                   AAA          Aaa          $ 1,048,660
   635,000    Grand Valley, Michigan State University Revenue,
                5.500% due 02/01/2018                                   AAA          NR               631,349
 1,100,000    Ingham County Michigan, Refunding, (FSA Insured),
                5.125% due 11/01/2012                                   AAA          Aaa            1,091,101
   610,000    Kalamazoo, Michigan, Building Authority,
                5.250% due 10/01/2017                                   AAA          Aaa              596,324
 1,000,000    Kalamazoo, Michigan, City School District, GO,
                (FGIC Insured),
                5.700% due 05/01/2016                                   AAA          Aaa            1,049,620
   760,000    Kent County, Michigan, Airport Facility Revenue,
                4.750% due 01/01/2016                                   AAA          Aa1              689,685
   515,000    Lansing, Michigan, Water Supply, Steam & Electric
                Utility System, Series A,
                5.500% due 07/01/2009                                   AA           Aa3              530,929
   500,000    Lincoln, Michigan, Consolidate School District, FSA
                Insured,
                5.000% due 05/01/2018                                   AAA          Aaa              459,430
 1,000,000    Lincoln, Michigan, School District, Refunding,
                5.000% due 05/01/2011                                   AAA          Aaa              987,170
 1,000,000    Mattawan, Michigan Consolidate School District, GO,
                (FSA Insured, Q-SBLF),
                5.750% due 05/01/2025                                   AAA          Aaa            1,000,140
 1,100,000    Michigan Public Power Agency Revenue, (Belle River
                Project), Series A,
                5.250% due 01/01/2018                                   AA-          A1             1,036,145
              Michigan State Building Authority Revenue:
 1,000,000      Facilities Project, Series 1,
                5.000% due 10/15/2014                                   AA           Aa2              958,250
 1,000,000    Refunding Facilities Program, Series 1,
                4.750% due 10/15/2021                                   AA           Aa2              855,340
 1,200,000    Michigan State Environmental Protection Program, GO,
                6.250% due 11/01/2012                                   AA+          Aa1            1,313,100
              Michigan State Hospital Finance Authority Revenue:
 1,000,000      Genesys Health System, Series A,
                7.500% due 10/01/2027                                   AAA         Baa2            1,118,690
   500,000    Hackley Hospital, Series A,
                4.800% due 05/01/2005                                   NR           A3               473,310
 1,000,000    Mercy Health Services, Series S,
                5.500% due 08/15/2020                                   AA-          Aa3              923,000
   715,000    Saint John Hospital & Medical Center, Series A,
                6.000% due 05/15/2010                                   AAA          Aaa              767,188

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                        RATING (UNAUDITED)
PRINCIPAL                                                               -------------------
AMOUNT                                                                  S&P         MOODY'S             VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
              Michigan State Housing Development Authority:
$  935,000      Series A, (AMBAC Insured),
                6.450% due 12/01/2014                                   AA+          NR           $   958,852
   500,000    Series A, AMT, (AMBAC Insured),
                6.050% due 12/01/2027                                   AAA          Aaa              494,090
 1,000,000    Michigan State Housing Development Rental Revenue,
                Series C, AMT,
                5.050% due 10/01/2015                                   AAA          Aaa              918,530
   750,000    Michigan State Housing Single Family Mortgage,
                Series B, AMT,
                5.200% due 12/01/2018                                   AAA          Aaa              689,482
 1,000,000    Michigan State Trunk Line, Series A,
                5.250% due 11/01/2011                                   AA           Aa3            1,008,880
 1,000,000    Michigan State Trunk Line Highway Revenue,
                Pre-refunding, Series A, (FGIC Insured),
                5.500% due 11/01/2016                                   AAA          Aaa            1,041,770
 1,000,000    Milan Michigan Area Schools, GO, Series A,
                (FGIC Insured, Q-SBLF),
                5.500% due 05/01/2013                                   NR           Aaa            1,018,430
   500,000    Montrose, Michigan, School District, GO,
                (MBIA Insured, Q-SBLF),
                6.200% due 05/01/2017                                   AAA          Aaa              543,170
   500,000    Oakland Community College, Michigan, Refunding and
                Improvement, GO, (MBIA Insured),
                5.250% due 05/01/2018                                   AAA          Aaa              478,675
   700,000    Oakland County Michigan, Detroit Country Day School
                Project,
                4.950% due 10/01/2018                                   NR           Aaa              631,064
 1,000,000    Plainwell, Michigan Community School District,
                Refunding, (FSA Insured),
                5.000% due 05/01/2018                                   AAA          Aaa              919,960
              Redford, Michigan Unified School District, GO:
   500,000      AMBAC Insured, Q-SBLF,
                5.500% due 05/01/2014                                   AAA          Aaa              512,500
 1,000,000    Pre-Refunded, FGIC Insured, Q-SBLF,
                5.750% due 05/01/2011                                   AAA          Aaa            1,052,130
 1,500,000    Refunding, AMBAC Insured, Q-SBLF,
                5.000% due 05/01/2022                                   AAA          Aaa            1,366,305
   750,000    Rochester Community School District, Michigan, GO,
                (MBIA Insured),
                5.000% due 05/01/2019                                   AAA          Aaa              696,240
   750,000    Rockford Michigan Public Schools, (FGIC Insured),
                6.500% due 05/01/2009                                   AAA          Aaa              827,310

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                        RATING (UNAUDITED)
PRINCIPAL                                                               -------------------
AMOUNT                                                                  S&P         MOODY'S             VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$1,000,000    Saint Johns, Michigan, Public Schools District, GO,
                (FGIC Insured, Q-SBLF),
                5.625% due 05/01/2020                                   AAA          Aaa          $ 1,043,000
 1,000,000    South Lake, Michigan, Public Schools System, (FGIC
                Insured),
                5.125% due 05/01/2014                                   AAA          Aaa              984,570
 1,000,000    South Redford, Michigan, School District, GO, (FGIC
                Insured, Q-SBLF),
                5.350% due 05/01/2010                                   AAA          Aaa            1,025,160
   750,000    Three Rivers, Michigan, Community Schools,
                Pre-refunded,
                5.600% due 05/01/2010                                   AAA          Aaa              783,458
 1,000,000    Wayne State University, Michigan, University Revenues,
                (AMBAC Insured),
                5.500% due 11/15/2018                                   AAA          Aaa            1,032,130
 1,000,000    Williamston, Michigan, Community School District,
                (MBIA Insured),
                5.500% due 05/01/2025                                   AAA          Aaa              981,390
   500,000    Willow Run, Michigan, Community Schools, GO, (AMBAC
                Insured, Q-SBLF),
                5.000% due 05/01/2016                                   AAA          Aaa              472,140
                                                                                                  -----------
TOTAL MUNICIPAL BONDS AND NOTES
                                                                                                   47,825,015
  (Cost $49,061,968)                                                                              -----------

    SHARES
----------
SHORT-TERM INVESTMENTS -- 0.7%
  (Cost $326,320)
   326,320    Valiant Fund Tax Exempt Money Market                                                    326,320
                                                                                                  -----------

TOTAL INVESTMENTS (Cost $49,388,288*)                            99.2%              48,151,335
OTHER ASSETS AND LIABILITIES (NET)                                0.8                  411,135
                                                                -----              -----------
NET ASSETS                                                      100.0%             $48,562,470
                                                                =====              ===========

------------
* Aggregate cost for Federal tax purposes $49,395,728.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
FGIC   -- Federal Guaranty Insurance Corporation
FSA    -- Financial Security Insurance
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

                                                                       RATING (UNAUDITED)
PRINCIPAL                                                              -------------------
AMOUNT                                                                 S&P         MOODY'S              VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.7%
    ARIZONA -- 1.9%
$1,600,000    Phoenix, Arizona Water Systems Revenue, ETM,
                8.000% due 06/01/2003                                  AAA          Aaa          $  1,740,256
 1,000,000    Tempe, Arizona, High School District Number 213,
                (FGIC Insured),
                4.500% due 07/01/2010                                  AAA          Aaa               956,780
                                                                                                 ------------
                                                                                                    2,697,036
                                                                                                 ------------
    CALIFORNIA -- 2.8%
 2,905,000    Perris, California Community Facilities Revenue, ETM,
                8.750% due 10/01/2021                                  AAA          Aaa             3,984,120
                                                                                                 ------------
    DISTRICT OF COLUMBIA -- 1.5%
 2,500,000    District of Columbia, Washington, Revenue,
                Smithsonian Institution,
                5.000% due 02/01/2028                                  AAA          Aaa             2,158,100
                                                                                                 ------------
    FLORIDA -- 12.6%
 2,000,000    Dade County, Florida, GO, (FGIC Insured),
                12.000% due 10/01/2001                                 AAA          Aaa             2,172,260
 2,000,000    Florida State, Board of Education,
                Administrative Capital Revenue,
                8.400% due 06/01/2007                                  AA+          Aa2             2,388,900
 3,000,000    Gainesville, Florida, Utility Systems Revenue, Series
                A,
                6.500% due 10/01/2012                                  AA           Aa3             3,360,240
 2,500,000    Orlando, Florida, Utilities Commission, Water and
                Electric Revenue Refunding, Series D,
                6.750% due 10/01/2017                                  AA-          Aa2             2,841,275
 3,050,000    Palm Beach County, Florida, GO,
                6.750% due 07/01/2011                                  AA           Aa2             3,470,991
 3,000,000    Port Everglades, Florida, Port Authority Revenue,
                ETM,
                7.125% due 11/01/2016                                  AAA          Aaa             3,488,220
                                                                                                 ------------
                                                                                                   17,721,886
                                                                                                 ------------
    GEORGIA -- 7.0%
 2,000,000    Atlanta, Georgia, Water & Sewer Revenue, (FGIC
                Insured),
                5.250% due 01/01/2027                                  AAA          Aaa             2,051,960
              Georgia State, GO:
 2,500,000      7.400% due 08/01/2007                                  AAA          Aaa             2,869,625
 2,000,000      Series B,
                6.250% due 03/01/2011                                  AAA          Aaa             2,189,760
 2,500,000    Metro Atlanta Rapid Transit Authority, Series K,
                6.250% due 07/01/2018                                  AA-          A1              2,653,575
                                                                                                 ------------
                                                                                                    9,764,920
                                                                                                 ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                       RATING (UNAUDITED)
PRINCIPAL                                                              -------------------
AMOUNT                                                                 S&P         MOODY'S              VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    HAWAII -- 1.6%
$2,000,000    Honolulu, Hawaii, GO,
                7.350% due 07/01/2008                                  AA-          Aa3          $  2,296,740
                                                                                                 ------------
    ILLINOIS -- 9.4%
 1,000,000    Addison, Illinois, Single-family Mortgage Revenue,
                ETM,
                7.500% due 04/01/2011                                  AAA          NR              1,130,500
 2,500,000    Chicago, Illinois, Wastewater Transmission Revenue,
                (FGIC Insured),
                5.375% due 01/01/2013                                  AAA          Aaa             2,504,750
 2,500,000    Du Page County, Illinois, Stormwater Project,
                5.600% due 01/01/2021                                  AAA          Aaa             2,457,950
 2,000,000    Illinois State, GO, (MBIA Insured),
                5.500% due 04/01/2025                                  AAA          Aaa             1,903,880
 2,500,000    Illinois State, Sales Tax Revenue, Series Y,
                5.250% due 06/15/2009                                  AAA          Aa2             2,523,450
 1,700,000    Metropolitan Pier & Exposition Authority, Illinois,
                McCormick Place Expansion Project, (FGIC Insured),
                5.500% due 12/15/2024                                  AAA          Aaa             1,601,995
 1,000,000    Regional Transport Authority, Illinois, (FGIC
                Insured),
                6.000% due 06/01/2015                                  AAA          Aaa             1,051,180
                                                                                                 ------------
                                                                                                   13,173,705
                                                                                                 ------------
    INDIANA -- 3.7%
 3,000,000    Indiana State Office Building Capital Revenue,
                (MBIA Insured),
                7.400% due 07/01/2015                                  AAA          Aaa             3,590,100
 1,525,000    Indiana Transportation Finance Airport Lease,
                Refunding Series A, (AMBAC Insured),
                6.000% due 11/01/2010                                  AAA          Aaa             1,635,837
                                                                                                 ------------
                                                                                                    5,225,937
                                                                                                 ------------
    LOUISIANA -- 0.8%
 1,100,000    Shreveport, Louisiana, Refunding,
                5.000% due 02/01/2013                                  AAA          Aaa             1,072,522
                                                                                                 ------------
    MARYLAND -- 1.5%
 2,000,000    Baltimore, Maryland, Series A, (FGIC Insured),
                5.900% due 07/01/2010                                  AAA          Aaa             2,132,760
                                                                                                 ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                       RATING (UNAUDITED)
PRINCIPAL                                                              -------------------
AMOUNT                                                                 S&P         MOODY'S              VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MASSACHUSETTS -- 5.6%
$3,500,000    Massachusetts Bay Transport Authority, General
                Transportation Systems, Series A, (MBIA Insured),
                5.500% due 03/01/2011                                  AAA          Aaa          $  3,600,625
 1,150,000    Massachusetts State, Series C,
                5.250% due 08/01/2010                                  AA-          Aa3             1,161,972
 1,000,000    Massachusetts State Port Authority Revenue,
                Refunding Series A,
                5.750% due 07/01/2012                                  AA-          Aa3             1,046,430
 2,000,000    Massachusetts State, Grant Anticipation Notes, Series
                A,
                5.250% due 12/15/2012                                  NR           Aa3             1,999,240
                                                                                                 ------------
                                                                                                    7,808,267
                                                                                                 ------------
    MICHIGAN -- 17.3%
 1,500,000    Birmingham, Michigan City School District,
                5.000% due 11/01/2018                                  AA+          Aa2             1,366,260
 1,500,000    Detroit, Michigan, City School District, GO, Series
                C,
                (FGIC Insured),
                5.250% due 05/01/2011                                  AAA          Aaa             1,511,580
 2,000,000    Grand Valley, Michigan State University Revenue,
                (FGIC Insured),
                5.500% due 02/01/2018                                  AAA          NR              1,988,500
 1,625,000    Jenison, Michigan, Public Schools, Pre-refunded,
                5.250% due 05/01/2015                                  AAA          Aaa             1,611,285
 2,120,000    Kent County, Michigan, Building Authority, GO,
                4.875% due 06/01/2012                                  AAA          Aaa             2,054,831
 5,000,000    Michigan State Environmental Protection Program, GO,
                6.250% due 11/01/2012                                  AA+          Aa1             5,471,250
              Michigan State, Hospital Finance Authority Revenue:
 2,250,000      Henry Ford Health System, (AMBAC Insured),
                6.000% due 09/01/2011                                  AAA          Aaa             2,390,063
 1,000,000      McLaren Health Care Corporation, Series A,
                5.250% due 06/01/2009                                  NR           A1                952,140
 1,000,000      Saint John Hospital & Medical Center, Series A,
                (AMBAC Insured),
                6.000% due 05/15/2010                                  AAA          Aaa             1,072,990
 1,000,000    Michigan State, Housing Development Rental Revenue,
                AMT, Series C,
                5.050% due 10/01/2015                                  AAA          Aaa               918,530
 2,500,000    Rochester Community School District, Michigan, GO,
                Pre-refunded, (Q-SBLF),
                5.000% due 05/01/2019                                  AAA          Aaa             2,320,800
 1,500,000    South Lake, Michigan, Public Schools System, (FGIC
                Insured),
                5.125% due 05/01/2014                                  AAA          Aaa             1,476,855

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                       RATING (UNAUDITED)
PRINCIPAL                                                              -------------------
AMOUNT                                                                 S&P         MOODY'S              VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$1,000,000    Western Michigan University Revenues, Pre-refunded,
                6.125% due 11/15/2022                                  AAA          Aaa          $  1,049,770
                                                                                                 ------------
                                                                                                   24,184,854
                                                                                                 ------------
    MINNESOTA -- 1.8%
 2,500,000    University of Minnesota, Series A,
                5.500% due 07/01/2021                                  AA           Aa2             2,457,125
                                                                                                 ------------
    NEVADA -- 2.7%
              Nevada State:
 1,000,000      Refunding,
                6.000% due 05/15/2010                                  AA           Aa2             1,066,130
 2,500,000      Refunding Series A1,
                6.000% due 05/15/2009                                  AA           Aa2             2,660,950
                                                                                                 ------------
                                                                                                    3,727,080
                                                                                                 ------------
    NEW MEXICO -- 0.7%
 1,000,000    Bernalillo County, New Mexico, Gross Receipts,
                5.750% due 10/01/2017                                  AA           Aa3             1,026,270
                                                                                                 ------------
    NORTH CAROLINA -- 1.8%
 2,500,000    North Carolina, Municipal Power Agency, Catawba
                Electric Revenue, (AMBAC Insured), ETM,
                5.500% due 01/01/2013                                  AAA          Aaa             2,530,700
                                                                                                 ------------
    OHIO -- 4.6%
 1,350,000    Cleveland, Ohio, Waterworks Revenue, (MBIA Insured),
                5.500% due 01/01/2021                                  AAA          Aaa             1,331,964
 2,500,000    Columbus, Ohio, Series 2,
                5.000% due 06/15/2015                                  AAA          Aaa             2,400,100
 2,000,000    Ohio State, GO,
                6.650% due 09/01/2009                                  AA+          Aa1             2,175,060
   585,000    University Cincinnati, Ohio, General Receipts, Series
                AA,
                5.500% due 06/01/2012                                  A-1          Aa                590,388
                                                                                                 ------------
                                                                                                    6,497,512
                                                                                                 ------------
    OKLAHOMA -- 0.8%
   940,000    Blackwell, Oklahoma, Hospital and Trust Authority,
                First Mortgage Revenue,
                (Blackwell Regional Hospital), ETM,
                8.350% due 05/01/2009                                  AAA          NR              1,071,666
                                                                                                 ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                       RATING (UNAUDITED)
PRINCIPAL                                                              -------------------
AMOUNT                                                                 S&P         MOODY'S              VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    OREGON -- 0.7%
$1,025,000    Tualatin Hills, Oregon, Park and Recreational
                District, GO,
                (FGIC Insured),
                4.600% due 03/01/2011                                  AAA          Aaa          $    961,307
                                                                                                 ------------
    RHODE ISLAND -- 0.7%
 1,000,000    Rhode Island Depositors Economic Protection, ETM,
                5.800% due 08/01/2012                                  AAA          Aaa             1,052,910
                                                                                                 ------------
    SOUTH CAROLINA -- 0.7%
 1,000,000    South Carolina State, State Institution, GO, Series
                A,
                5.400% due 03/01/2019                                  AAA          Aaa               972,320
                                                                                                 ------------
    TENNESSEE -- 1.7%
 1,475,000    Johnson City, Tennessee, Water & Sewer, (FGIC
                Insured),
                4.750% due 06/01/2013                                  AAA          Aaa             1,379,110
 1,000,000    Williamson County, Tennessee, Refunding, GO,
                5.500% due 09/01/2014                                  NR           Aa1             1,013,430
                                                                                                 ------------
                                                                                                    2,392,540
                                                                                                 ------------
    TEXAS -- 9.9%
 4,000,000    Houston, Texas, Airport Systems Revenue, ETM,
                9.500% due 07/01/2010                                  AAA          Aaa             5,031,840
 2,750,000    Houston, Texas, Water & Sewer Systems Revenue,
                Series A, Pre-refunded,
                6.200% due 12/01/2023                                  AAA          Aaa             2,931,170
              San Antonio, Texas, Electric & Gas Revenue:
   995,000      Series A,
                5.000% due 02/01/2012                                  AA           Aa1               975,737
     5,000      Series A, ETM,
                5.000% due 02/01/2012                                  AA           Aa1                 4,905
 2,000,000    Spring, Texas, Independent School District Authority,
                GO, (PSFG),
                6.875% due 08/15/2009                                  AAA          Aaa             2,230,720
 2,000,000    Texas State, Refunding Water Financial Assistance,
                Series C,
                5.000% due 08/01/2018                                  AA           Aa1             1,825,880
 1,000,000    University Texas Permanent University Fund,
                4.750% due 07/01/2018                                  AAA          Aaa               880,800
                                                                                                 ------------
                                                                                                   13,881,052
                                                                                                 ------------
    UTAH -- 1.5%
 2,000,000    Utah State, Building Ownership Authority,
                5.500% due 05/15/2009                                  AAA          Aaa             2,043,800
                                                                                                 ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                       RATING (UNAUDITED)
PRINCIPAL                                                              -------------------
AMOUNT                                                                 S&P         MOODY'S              VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    WASHINGTON -- 2.9%
$1,815,000    Douglas County, Washington, Public Utility District
                No. 1, GO, (Wells Hydroelectric Project),
                Pre-refunded,
                8.750% due 09/01/2018                                  AA-          Aa3          $  2,256,299
 1,000,000    King County, Washington, Series B, (MBIA Insured),
                4.750% due 01/01/2020                                  AAA          Aaa               863,860
 1,000,000    Vancouver, Washington, Water & Sewer Revenue, (MBIA
                Insured),
                4.250% due 06/01/2009                                  AAA          Aaa               906,640
                                                                                                 ------------
                                                                                                    4,026,799
                                                                                                 ------------
    WISCONSIN -- 1.5%
              Wisconsin State, Transportation Revenue:
 1,000,000      Series A,
                5.500% due 07/01/2011                                  AA-          A1              1,027,830
 1,000,000      Series A,
                5.500% due 07/01/2012                                  AA-          A1              1,025,250
                                                                                                 ------------
                                                                                                    2,053,080
                                                                                                 ------------
TOTAL MUNICIPAL BONDS AND NOTES
                                                (Cost $137,766,222)                               136,915,008
                                                                                                 ------------
    SHARES
----------
SHORT-TERM INVESTMENTS -- 0.9%
                                                  (Cost $1,192,770)
 1,192,770    Valiant Fund Tax Exempt Money Market                                                  1,192,770
                                                                                                 ------------

TOTAL INVESTMENTS
  (Cost $138,958,992*)                                           98.6%              138,107,778
OTHER ASSETS AND LIABILITIES (NET)                                1.4                 1,993,208
                                                                -----              ------------
NET ASSETS                                                      100.0%             $140,100,986
                                                                =====              ============

------------
* Aggregate cost for Federal tax purposes $138,959,356.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG   -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

                                                                        RATING (UNAUDITED)
PRINCIPAL                                                               -------------------
AMOUNT                                                                  S&P         MOODY'S           VALUE
-----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 98.2%
    ALABAMA -- 2.2%
$3,500,000   Alabama State Public School and College Authority
               Revenue, Series A,
               5.750% due 08/01/2003                                    AA           Aa3       $  3,592,715
 1,000,000   Huntsville, Alabama Health Care, Series B, (MBIA
               Insured), Pre-refunded,
               6.625% due 06/01/2023                                    AAA          Aaa          1,082,300
                                                                                               ------------
                                                                                                  4,675,015
                                                                                               ------------
    ARIZONA -- 4.9%
 2,500,000   Maricopa County, Arizona, School District 48, Series D,
               6.250% due 07/01/2008                                    AA           Aa2          2,700,550
             Phoenix, Arizona:
 3,000,000     Pre-refunded, GO,
               7.500% due 07/01/2004                                    AA+          Aa1          3,286,140
 1,840,000   Pre-refunded, GO, Series A,
               5.500% due 07/01/2015                                    AA+          Aa1          1,911,024
 2,500,000   Tempe, Arizona, High School District, GO,
               6.250% due 07/01/2004                                    AAA          Aaa          2,630,075
                                                                                               ------------
                                                                                                 10,527,789
                                                                                               ------------
    CALIFORNIA -- 4.1%
 3,000,000   Los Angeles County, California, Metropolitan
               Transportation Authority, Sales Tax Revenue, Series
               B, (AMBAC Insured),
               8.000% due 07/01/2003                                    AAA          Aaa          3,298,230
 5,070,000   Sacramento County, California, Sanitation District
               Financing Authority Revenue,
               9.000% due 12/01/2002                                    AA           Aa3          5,598,345
                                                                                               ------------
                                                                                                  8,896,575
                                                                                               ------------
    DELAWARE -- 1.2%
 2,500,000   Delaware State, GO, Series A,
               5.000% due 01/01/2007                                    AA+          Aa1          2,516,125
                                                                                               ------------
    FLORIDA -- 3.7%
 4,000,000   Dade County, Florida, School District, (MBIA Insured),
               6.000% due 07/15/2005                                    AAA          Aaa          4,201,560
 3,650,000   Jacksonville, Florida, Electric Authority Revenue, St.
               John's River Power Park System, Series 10,
               6.500% due 10/01/2003                                    AA           Aa2          3,841,406
                                                                                               ------------
                                                                                                  8,042,966
                                                                                               ------------
    GEORGIA -- 1.0%
 1,975,000   Georgia State, Series C,
               7.250% due 07/01/2006                                    AAA          Aaa          2,218,419
                                                                                               ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                        RATING (UNAUDITED)
PRINCIPAL                                                               -------------------
AMOUNT                                                                  S&P         MOODY'S           VALUE
-----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    HAWAII -- 1.4%
$3,000,000   Hawaii State, GO, Series BZ,
               6.250% due 10/01/2002                                    A+           A1        $  3,089,640
                                                                                               ------------
    ILLINOIS -- 10.4%
 4,500,000   Chicago, Illinois, Metropolitan Water District, Capital
               Improvement,
               6.700% due 01/01/2003                                    AA           Aa1          4,698,090
 6,000,000   Illinois Educational Facilities Authority Revenues,
               Mandatory Put 11/01/2007,
               4.850% due 11/01/2032                                    AA+          Aa1          5,937,480
 2,000,000   Illinois Health Facilities Authority Revenue,
               Pre-refunded,
               5.500% due 05/15/2023                                    AAA          Aaa          2,075,600
 4,000,000   Illinois State Sales Tax Revenue, Series Y,
               5.250% due 06/15/2007                                    AAA          Aa2          4,052,920
 4,525,000   Lake County, Illinois, Adalai E. Stevenson School
               District, No. 125,
               5.500% due 01/01/2003                                    NR           Aa1          4,596,857
 1,000,000   Waukegan, Illinois, Series A, (FGIC Insured),
               Pre-refunded,
               6.750% due 11/15/2013                                    AAA          Aaa          1,093,710
                                                                                               ------------
                                                                                                 22,454,657
                                                                                               ------------
    INDIANA -- 2.9%
 1,900,000   IPS School Building Corporation, First Mortgage,
               6.050% due 01/15/2014                                    AAA          NR           2,016,641
 4,000,000   Kokomo, Indiana, Hospital Authority Revenue, Saint
               Joseph's Hospital, Pre-refunded,
               6.350% due 08/15/2013                                    AAA          Aaa          4,268,360
                                                                                               ------------
                                                                                                  6,285,001
                                                                                               ------------
    MAINE -- 1.0%
 2,000,000   Maine State, GO,
               5.750% due 06/15/2008                                    AA+          Aa2          2,096,100
                                                                                               ------------
    MARYLAND -- 5.0%
             Maryland State:
 3,000,000     5.250% due 06/15/2006                                    AAA          Aaa          3,071,460
 2,275,000     State & Local Facilities Series 3, GO,
               5.000% due 10/15/2005                                    AAA          Aaa          2,301,435
 5,000,000   Prince George's County, Maryland, Consolidated Public
               Improvement, GO, (MBIA Insured),
               6.250% due 01/01/2005                                    AAA          Aaa          5,293,550
                                                                                               ------------
                                                                                                 10,666,445
                                                                                               ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                        RATING (UNAUDITED)
PRINCIPAL                                                               -------------------
AMOUNT                                                                  S&P         MOODY'S           VALUE
-----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MASSACHUSETTS -- 0.7%
$1,500,000   Boston, Massachusetts, GO, Series A,
               5.250% due 02/01/2009                                    AA-          Aa3       $  1,522,905
                                                                                               ------------
    MICHIGAN -- 23.1%
 1,415,000   Birmingham, Michigan, City School District,
               7.000% due 11/01/2007                                    AA+          Aa2          1,583,866
 2,500,000   Caledonia, Michigan, Community Schools, (AMBAC
               Insured), Pre-refunded,
               6.700% due 05/01/2022                                    AAA          Aaa          2,635,100
 1,410,000   Detroit, Michigan, Sewage Disposal Revenue, Series A,
               (FGIC Insured), Pre-refunded,
               5.700% due 07/01/2013                                    AAA          NR           1,472,181
 2,000,000   Detroit, Michigan, Water Supply Systems Revenue, Senior
               Lien, Series A,
               5.250% due 07/01/2006                                    AAA          Aaa          2,031,340
 2,000,000   Farmington Hills, Michigan, Hospital Authority Revenue,
               Botsford General Hospital, Series A, (MBIA Insured),
               6.500% due 02/15/2022                                    AAA          Aaa          2,094,360
 3,075,000   Goodrich, Michigan, Area School District, (AMBAC
               Insured), Pre-refunded,
               5.875% due 05/01/2024                                    AAA          Aaa          3,264,420
 1,000,000   Lake Orion, Michigan, Community School District, (AMBAC
               Insured), Pre-refunded,
               7.000% due 05/01/2020                                    AAA          Aaa          1,101,520
 2,000,000   Livonia, Michigan, Public Schools, (FGIC Insured),
               Series II, Pre-refunded,
               6.300% due 05/01/2022                                    AAA          Aaa          2,094,280
             Michigan State, Building Authority Revenue,
               Series I:
 2,500,000     6.500% due 10/01/2004                                    AA           Aa2          2,660,775
 2,500,000     AMBAC Insured,
               6.000% due 10/01/2006                                    AAA          Aaa          2,640,150
 2,500,000     AMBAC Insured,
               6.250% due 10/01/2003                                    AAA          Aaa          2,610,350
 1,000,000   Michigan State, Hospital Finance Authority Revenue,
               McLaren Health Care Corporation, Series A,
               5.250% due 06/01/2008                                    NR           A1             963,590
 1,450,000   Michigan State, Housing Development Authority, Rental
               Housing Revenue, Series A, AMT,
               5.000% due 10/01/2003                                    AAA          Aaa          1,449,464
 1,095,000   Michigan State, Housing Single Family Mortgage, Series
               A, AMT,
               5.300% due 12/01/2006                                    AAA          Aaa          1,096,916

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                        RATING (UNAUDITED)
PRINCIPAL                                                               -------------------
AMOUNT                                                                  S&P         MOODY'S           VALUE
-----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$2,000,000   Michigan State, Municipal Bond Authority Revenue, Local
               Government Loan,
               3.750% due 11/01/2002                                     A           NR        $  1,932,660
             Michigan State, Trunk Line Highway Revenue:
 2,500,000     Series A,
               5.500% due 11/15/2009                                    AA-          Aa3          2,612,625
 3,000,000     Series A,
               5.625% due 10/01/2003                                    AA-          Aa3          3,076,740
 3,500,000   Michigan State, Underground Storage Tank Financial
               Assurance Authority, Series I, (AMBAC Insured),
               6.000% due 05/01/2006                                    AAA          Aaa          3,684,625
 1,700,000   Oakland County, Michigan, Economic Development
               Obligation, Cranbrook Educational Community, Series
               B,
               6.375% due 11/01/2014                                    NR           Aaa          1,802,510
 2,000,000   Redford, Michigan, Union School District, (FGIC
               Insured), Pre-refunded,
               5.950% due 05/01/2015                                    AAA          Aaa          2,124,320
 1,510,000   Wayne County, Michigan Transportation Fund Series A,
               5.000% due 10/01/2007                                    AA-          Aa3          1,511,631
 5,000,000   Wayne State University, Michigan, University Revenues,
               (AMBAC Insured),
               5.500% due 11/15/2018                                    AAA          Aaa          5,160,650
                                                                                               ------------
                                                                                                 49,604,073
                                                                                               ------------
    MISSISSIPPI -- 0.5%
 1,000,000   Mississippi State, Capital Improvement, GO, Series I,
               5.750% due 11/01/2009                                    AA           NR           1,050,190
                                                                                               ------------
    MISSOURI -- 1.7%
 3,500,000   Missouri State Regional Convention and Sport, Series A,
               Pre-refunded,
               6.900% due 08/15/2021                                    AAA          Aaa          3,716,930
                                                                                               ------------
    NEW JERSEY -- 1.8%
 3,500,000   New Jersey State,
               6.500% due 07/15/2005                                    AA+          Aa1          3,766,525
                                                                                               ------------
    NEW YORK -- 1.1%
 2,500,000   New York State Thruway Authority, Highway & Bridge
               Transportation Fund, Series B, (FGIC Insured),
               4.000% due 04/01/2004                                    AAA          Aaa          2,405,350
                                                                                               ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                        RATING (UNAUDITED)
PRINCIPAL                                                               -------------------
AMOUNT                                                                  S&P         MOODY'S           VALUE
-----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    OHIO -- 2.0%
$1,500,000   Cleveland Ohio, Waterworks Revenue, Series I,
               5.000% due 01/01/2008                                    AAA          NR        $  1,499,040
 2,500,000   Warren Ohio Hospital Revenue, Warren General Hospital
               Project, Series B, Pre-refunded,
               7.300% due 11/15/2014                                    AAA          NR           2,739,875
                                                                                               ------------
                                                                                                  4,238,915
                                                                                               ------------
    OKLAHOMA -- 1.6%
 3,250,000   Tulsa Oklahoma Industrial Authority Hospital Revenue,
               Tulsa Regional Medical Center, Pre-refunded,
               7.200% due 06/01/2017                                    AAA          NR           3,521,895
                                                                                               ------------
    OREGON -- 1.0%
 2,000,000   Washington County Oregon, Unified Sewer Agency, Agency
               Sewer Revenue, Pre-refunded,
               6.125% due 10/01/2012                                    AAA          Aaa          2,103,440
                                                                                               ------------
    PENNSYLVANIA -- 1.5%
 1,000,000   Intragovernmental Cooperative, Philadelphia Funding
               Program, (FGIC Insured), Pre-refunded,
               6.750% due 06/15/2021                                    AAA          Aaa          1,084,850
 2,000,000   Pennsylvania State, GO, Series 3,
               6.000% due 11/15/2003                                    AA           Aa3          2,074,120
                                                                                               ------------
                                                                                                  3,158,970
                                                                                               ------------
    RHODE ISLAND -- 1.0%
 2,000,000   Rhode Island Depositors Economic Protection
               Corporation, Special Obligation, Series A,
               Pre-refunded,
               6.950% due 08/01/2022                                    AAA          Aaa          2,124,820
                                                                                               ------------
    SOUTH CAROLINA -- 1.0%
 2,000,000   South Carolina, State School Facilities, GO, Series A,
               5.750% due 01/01/2010                                    AAA          Aaa          2,109,700
                                                                                               ------------
    TENNESSEE -- 2.7%
 1,000,000   Knox County, Tennessee, Public Improvement, GO,
               5.200% due 05/01/2010                                    AA           Aa2          1,005,560
 2,000,000   Tennergy Corporation, Tennessee, Gas Revenue, (MBIA
               Insured),
               4.500% due 06/01/2004                                    AAA          Aaa          1,908,560
 2,775,000   Tennessee State, GO, Series A,
               5.600% due 03/01/2011                                    AAA          Aaa          2,887,165
                                                                                               ------------
                                                                                                  5,801,285
                                                                                               ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                        RATING (UNAUDITED)
PRINCIPAL                                                               -------------------
AMOUNT                                                                  S&P         MOODY'S           VALUE
-----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    TEXAS -- 15.6%
             Austin, Texas, Independent School District:
$2,820,000   7.000% due 08/01/2006                                      AAA          Aaa       $  3,114,690
   680,000     PSFG,
               7.000% due 08/01/2006                                    AAA          Aaa            755,664
             Dallas, Texas, GO, ETM:
 2,750,000     6.000% due 02/15/2005                                    AAA          Aaa          2,883,705
 2,100,000     7.000% due 05/01/2004                                    AAA          Aaa          2,262,330
 5,070,000   Dallas, Texas, Waterworks and Sewer Authority Revenue,
               7.750% due 04/01/2003                                    AA           Aa2          5,458,108
 2,000,000   Harris County, Texas, Series A, (AMBAC Insured),
               Pre-refunded,
               6.500% due 08/15/2017                                    AAA          Aaa          2,110,500
 2,000,000   Harris County, Texas, Housing Finance Corporation,
               7.000% due 03/01/2007                                    AAA          Aaa          2,233,340
 2,000,000   Houston, Texas, Water & Sewer Systems Revenue, Series
               A, (MBIA Insured), Pre-refunded,
               6.200% due 12/01/2023                                    AAA          Aaa          2,131,760
 2,175,000   Plano, Texas, Independent School District, GO, (PSFG),
               8.500% due 02/15/2003                                    AAA          Aaa          2,369,924
             Texas State, GO:
 2,500,000     Series A, ETM,
               6.100% due 08/01/2001                                    AAA          Aaa          2,543,050
 2,000,000     Series B,
               5.000% due 10/01/2003                                    AA           Aa1          2,017,680
 2,400,000     Series A, Pre-refunded, Public Finance Authority,
               5.900% due 10/01/2012                                    AA           Aa1          2,510,448
 3,250,000   University of Texas, Permanent University Funding,
               (PSFG),
               5.000% due 07/01/2004                                    AAA          Aaa          3,276,812
                                                                                               ------------
                                                                                                 33,668,011
                                                                                               ------------
    VIRGINIA -- 2.2%
 1,000,000   Fairfax County, Virginia, Water Authority Revenue,
               Pre-refunded,
               6.000% due 04/01/2022                                    AAA          Aaa          1,079,210
 2,500,000   Hampton, Virginia, Public Improvement Revenue, Series
               C,
               6.000% due 08/01/2003                                    AA           Aa3          2,588,900
 1,140,000   Virginia State Public School Authority, Series I,
               5.250% due 08/01/2008                                    AA+          Aa1          1,159,540
                                                                                               ------------
                                                                                                  4,827,650
                                                                                               ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                        RATING (UNAUDITED)
PRINCIPAL                                                               -------------------
AMOUNT                                                                  S&P         MOODY'S           VALUE
-----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    WISCONSIN -- 2.9%
             Wisconsin State:
$1,500,000     5.000% due 11/01/2007                                    AA           Aa2       $  1,501,665
 2,000,000     6.000% due 05/01/2003                                    AA           Aa2          2,065,080
 2,640,000   Wisconsin State, Clean Water Revenue, Series I,
               5.250% due 06/01/2005                                    AA+          Aa2          2,690,239
                                                                                               ------------
                                                                                                  6,256,984
                                                                                               ------------
TOTAL MUNICIPAL BONDS AND NOTES
                                                                                                211,346,375
  (Cost $212,604,595)                                                                          ------------

SHORT-TERM INVESTMENTS -- 0.4%
  (Cost $969,731)
   969,731   Valiant Fund Tax Exempt Money Market                                                   969,731
                                                                                               ------------

TOTAL INVESTMENTS (Cost $213,574,326*)                          98.6%               212,316,106
OTHER ASSETS AND LIABILITIES (NET)                                1.4                 2,926,107
                                                                -----              ------------
NET ASSETS                                                      100.0%             $215,242,213
                                                                =====              ============

------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG   -- Permanent School Fund Guaranteed

                       See Notes to Financial Statements.

           Munder Cash Investment Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

                                                                      RATING (UNAUDITED)
PRINCIPAL                                                          ------------------------
AMOUNT                                                               S&P            MOODY'S             VALUE
-------------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 18.1%
$20,000,000    Banque Nationale De Paris
                 6.700% due 02/20/2001                              A1/A+           P1/Aa3     $   19,993,919
 15,000,000    Bayerische Hypo-Und Vereinsbank AG
                 6.710% due 02/13/2001                              A1/A+           P1/Aa3         14,996,461
 25,000,000    Canadian Imperial Commerce Bank
                 7.030% due 06/21/2001                             A1+/AA-          P1/Aa3         25,000,000
 25,000,000    Deutsche Bank AG
                 6.710% due 03/19/2001+                             A1+/AA          P1/Aa3         24,993,217
  5,000,000    Rabobank Nederland
                 6.000% due 08/16/2000+                            A1+/AAA          P1/Aaa          4,999,699
 25,000,000    Royal Bank of Canada (NY)
                 6.730% due 03/23/2001                             A1+/AA-          P1/Aa2         24,993,112
               Societe Generale:
 20,000,000      5.700% due 07/25/2000+                            A1+/AA-          P1/Aa3         20,000,000
 20,000,000      7.100% due 06/18/2001+                            A1+/AA-          P1/Aa3         20,000,000
 50,000,000    Union Bank of California
                 6.780% due 09/05/2000+, +++                        A2/A-            P1/A1         50,000,000
                                                                                               --------------
TOTAL CERTIFICATE OF DEPOSIT
    (Cost $204,976,408)                                                                           204,976,408
                                                                                               --------------
COMMERCIAL PAPER -- 52.3%
 50,000,000    AT&T Corporation
                 6.639% due 06/14/2001                              A1+/AA           P1/A1         50,000,000
 50,000,000    Corporate Receivables Corporation
                 6.620% due 09/22/2000+                             A1+/NR           P1/NR         49,236,861
 40,000,000    Gannett Company, Inc.
                 6.500% due 07/21/2000                             A1+/AA-           P1/A1         39,855,556
 50,000,000    General Electric Capital Corporation
                 6.080% due 07/05/2000+                            A1+/AAA          P1/Aaa         49,966,222
 50,000,000    GTE Corporation
                 6.590% due 07/20/2000+++                           A1/A+           P2/Baa1        49,826,097
 50,000,000    Heller Financial, Inc.
                 6.720% due 07/05/2000+++                           A2/A-            P2/A3         49,962,667
 50,000,000    Koch Industries, Inc.
                 6.890% due 07/03/2000+                            A1+/AA+           P1/NR         49,980,861
               Lexington Parker Capital Corporation:
 25,000,000      6.550% due 07/18/2000+, +++                        A1/NR            NR/NR         24,922,674
 25,000,000      6.650% due 08/24/2000+, +++                        A1/NR            NR/NR         24,750,625
 50,000,000    Moat Funding LLC
                 6.760% due 11/17/2000+, +++                        A1+/NR           P1/NR         48,694,944
 50,000,000    New Center Asset Trust
                 7.040% due 07/03/2000                              A1+/NR           P1/NR         49,980,444

                       See Notes to Financial Statements.

           Munder Cash Investment Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                      RATING (UNAUDITED)
PRINCIPAL                                                          ------------------------
AMOUNT                                                               S&P            MOODY'S             VALUE
-------------------------------------------------------------------------------------------------------------
    COMMERCIAL PAPER (CONTINUED)
$50,000,000    SBC Communications, Inc.
                 6.570% due 09/05/2000+                            A1+/AA-          P1/Aa3     $   49,397,750
 25,000,000    Sheffield Receivables Corporation
                 6.900% due 07/05/2000+                             A1+/NR           P1/NR         24,980,833
 30,000,000    Superior Funding Capital Corporation
                 6.550% due 07/12/2000                              A1+/NR           P1/NR         29,939,958
                                                                                               --------------
TOTAL COMMERCIAL PAPER
  (Cost $591,495,492)                                                                             591,495,492
                                                                                               --------------
CORPORATE BONDS AND NOTES -- 21.7%
 25,000,000    Allstate Funding Agreement
                 6.780% due 05/15/2001++                            NR/AA+          NR/Aa2         25,000,000
 50,000,000    Associates Corporation of North America
                 6.550% due 06/16/2001                              A1+/A+          P1/Aa3         49,977,560
 40,000,000    Beta Finance, Inc.
                 6.644% due 03/02/2001                             A1+/AAA           P1/NR         40,000,000
 25,000,000    Citigroup, Inc.
                 6.623% due 04/04/2001                             A1+/AA-          P1/Aa3         25,000,000
 35,000,000    Household Finance Corporation
                 7.010% due 09/14/2000++                             A1/A            P1/A2         34,995,697
 25,000,000    Jackson National Life Insurance
                 6.360% due 09/25/2000++                            NR/AA           NR/Aa3         25,000,000
 20,000,000    Keycorp
                 6.510% due 10/23/2000++, +++                       A2/A-            P1/A1         20,000,000
 25,000,000    Sears Roebuck Acceptance Corporation
                 6.669% due 11/07/2000++, +++                       A2/A-            P2/A3         24,986,967
                                                                                               --------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $244,960,224)                                                                             244,960,224
                                                                                               --------------
REPURCHASE AGREEMENTS -- 6.5%
  (Cost $73,680,923)
$73,680,923    Agreement with Lehman Brothers Holdings Inc.,
                 6.550% dated 06/30/2000, to be repurchased at
                 $73,721,140 on 07/03/2000, collateralized by,
                 $10,275,000 U.S. Treasury Note, 5.870%,
                 maturing 11/15/2004 (value $10,186,674), and
                 $63,839,000 U.S. Treasury Note, 6.500%,
                 maturing 05/15/2005 (value $64,956,505).                                          73,680,923
                                                                                               --------------

TOTAL INVESTMENTS (Cost $1,115,113,047*)                         98.6%              1,115,113,047
OTHER ASSETS AND LIABILITIES (NET)                                1.4                  16,317,103
                                                                -----              --------------
NET ASSETS                                                      100.0%             $1,131,430,150
                                                                =====              ==============

------------
 * Aggregate cost for Federal tax purposes.
 + Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ These securities have either a F1 rating by Fitch or a D1 rating by Duff and Phelps, or both, and thus are defined as being eligible securities under Rule 2a7.

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

                                                                          RATING (UNAUDITED)
PRINCIPAL                                                                --------------------
AMOUNT                                                                   S&P          MOODY'S           VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 98.5%
    ALABAMA -- 1.7%
$ 5,500,000    Mobile, Alabama, Industrial Development Board Dock &
                 Wharf Revenue, Refunding Holnam, Inc. Project,
                 Series B, (Wachovia Bank, LOC),
                 4.750% due 06/01/2032+                                  A-1+         VMIG1      $  5,500,000
                                                                                                 ------------
    ARIZONA -- 6.9%
  3,400,000    Apache County, Arizona, Industrial Development
                 Authority, Industrial Development Revenue, (Tucson
                 Electric - 83C), (Society Generale, LOC),
                 4.700% due 12/15/2018+                                  A-1+         VMIG1         3,400,000
  1,290,000    Central Arizona Water Conservation Revenue, Central
                 Arizona Project, Pre-refunded,
                 7.000% due 11/01/2003                                   AA-            NR          1,318,591
  2,000,000    Maricopa County Arizona School District No. 69, Series
                 B, Pre-refunded,
                 6.500% due 07/01/2008                                    A+            A1          2,038,973
               Maricopa County, Arizona, Pollution Control:
  6,400,000    El Paso A, Rmkt,
                 4.900% due 08/27/2000+                                   NR          VMIG1         6,400,000
  4,400,000    El Paso Elec-Palo Verdes,
                 4.900% due 12/01/2014+                                   NR           Aa2          4,400,000
  3,000,000    Pima County, Arizona Industrial Development Authority,
                 (Tucson Electric), (Toronto Dominion, LOC),
                 4.850% due 12/01/2022+                                   AA          VMIG1         3,000,000
  2,000,000    Salt River Arizona Electric Systems Revenue,
                 Agriculture Improvement & Power District, Series A,
                 (AMBAC-TCRS Insured), Pre-refunded,
                 6.500% due 01/01/2022                                   AAA           Aaa          2,062,611
                                                                                                 ------------
                                                                                                   22,620,175
                                                                                                 ------------
    ARKANSAS -- 1.8%
  6,000,000    Arkansas Hospital Equipment Finance Authority, Baptist
                 Health Project, (MBIA Insured) (SBPA - Credit Suisse
                 exp 3/26/01),
                 4.820% due 11/01/2010+                                  A-1+         VMIG1         6,000,000
                                                                                                 ------------
    CALIFORNIA -- 2.2%
  7,325,000    Los Angeles California Regional Airport Lease, Societe
                 Generale, LOC (exp 11/10/00),
                 4.550% due 12/01/2025+                                  A-1+           A1          7,325,000
                                                                                                 ------------
    COLORADO -- 4.3%
  1,700,000    Denver, Colorado City & County, Series A,
                 Pre-refunded,
                 6.200% due 08/01/2006                                   AAA           Aa2          1,720,168

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING (UNAUDITED)
PRINCIPAL                                                                --------------------
AMOUNT                                                                   S&P          MOODY'S           VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    COLORADO (CONTINUED)
$ 2,770,000    Jefferson County, Colorado, Rocky Mountain Butterfly
                 Project, (Wells Fargo, LOC),
                 4.750% due 06/01/2010+                                  A-1+           NR       $  2,770,000
  6,500,000    Smith Creek Metropolitan District Company Revenue,
                 (Bank of America, LOC),
                 4.850% due 10/01/2035+                                  A-1+           NR          6,500,000
  3,000,000    Superior Metropolitan District Company Revenue, (U.S.
                 Bank, NA, LOC),
                 4.200% due 12/01/2018+                                   NA            NA          3,000,000
                                                                                                 ------------
                                                                                                   13,990,168
                                                                                                 ------------
    DELAWARE -- 0.7%
  2,400,000    New Castle County, Delaware, Economic, Refunding
                 Henderson Mcguire, (First Union, LOC),
                 4.750% due 08/15/2020                                   A-1            NR          2,400,000
                                                                                                 ------------
    FLORIDA -- 2.1%
  2,500,000    Broward County, Florida, Multifamily Housing, Southern
                 Pointe Project,
                 4.850% due 05/15/2027+                                  A-1+           NR          2,500,000
  4,500,000    Palm Beach County Florida Revenue, Community
                 Foundation Palm Beach Project, (Northern Trust
                 Company, LOC),
                 4.700% due 07/01/2034+                                  A-1+           NR          4,500,000
                                                                                                 ------------
                                                                                                    7,000,000
                                                                                                 ------------
    GEORGIA -- 5.3%
  5,425,000    Clayton County, Georgia, Multifamily Housing Revenue,
                 Rivers Edge Development, (Wachovia, LOC),
                 4.850% due 08/01/2006+                                   NR          VMIG1         5,425,000
8,500,000..    DeKalb County, Georgia, Development Authority
               Pollution Control Revenue, General Motors Corporation
                 Project,
                 5.100% due 11/01/2003+                                   NR            A2          8,500,000
  3,400,000    Richmond County, Georgia, Board of Education,
                 4.500% due 09/01/2000                                   AA-           Aa2          3,404,199
                                                                                                 ------------
                                                                                                   17,329,199
                                                                                                 ------------
    ILLINOIS -- 15.3%
               Chicago, Illinois Multifamily Housing Revenue:
  2,700,000    Waveland Association, (UBS, LOC),
                 4.850% due 11/01/2010+                                   NR          VMIG1         2,700,000
  2,000,000    Waveland Association, (UBS, LOC),
                 4.850% due 11/01/2010+                                   NR           Aaa          2,000,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING (UNAUDITED)
PRINCIPAL                                                                --------------------
AMOUNT                                                                   S&P          MOODY'S           VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ILLINOIS (CONTINUED)
$ 3,165,000    Illinois Development Finance Authority Limited,
                 Obligation Revenue, Decatur Mental Health Center
                 Project, (First of America Bank, LOC),
                 4.850% due 05/01/2018+                                   NR            NR       $  3,165,000
               Illinois Development Finance Authority Revenue:
  4,000,000    Chicago Symphony Project, (Bank One, LOC),
                 4.650% due 12/01/2033+                                  A-1            NR          4,000,000
  3,000,000    Lifesource Project (PNC Bank NA, LOC),
                 4.850% due 06/01/2020+                                   NA          VMIG1         3,000,000
  2,225,000    Illinois Development Finance Authority, Industrial
                 Revenue, Tajon Warehouse, Series B, (National City
                 Bank, PA, LOC),
                 4.800% due 01/01/2010+                                  A-1+           NR          2,225,000
               Illinois Educational Facilities Authority Revenues:
  5,200,000    Art Institute of Chicago, (Bank of America, LOC),
                 4.750% due 03/01/2027+                                  A-1+         VMIG1         5,200,000
  1,480,000      University Pooled Financing Program, (FGIC Insured),
                 (Bank One, SBPA),
                 4.700% due 12/01/2005+                                  AAA           Aaa          1,480,000
  3,700,000      Trinity International University Project, (Firstar
                 Bank NA, LOC exp 4/6/05),
                 4.800% due 10/01/2030+                                  A-1            NA          3,700,000
               Illinois Health Facilities Authority:
 11,010,000      Advocate Health Care, Series B, (Multi LOC's),
                 4.900% due 08/15/2022+                                  A-1+         VMIG1        11,010,000
  2,500,000      Gottlieb Health Resources Inc., (Harris Bank, LOC),
                 4.700% due 11/15/2024+                                   NR          VMIG1         2,500,000
  2,000,000    Illinois State Development Finance Authority,
                 Industrial Development Authority Revenue, (Lake
                 Forest Academy Project), (Northern Trust Company,
                 LOC),
                 4.800% due 12/01/2024+                                  A-1+           NR          2,000,000
  4,000,000    Orland Hills, Illinois, Multifamily Mortgage Revenue,
                 (Lasalle National Bank, LOC),
                 4.800% due 12/01/2004+                                  A-1+           NR          4,000,000
  1,520,000    Palatine Illinois, Refunding Public Improvement Bonds,
                 4.750% due 12/01/2000                                   AAA           Aa2          1,524,988
  1,500,000    Will County Illinois Community School District No.
                 201-U Crete-Monee, Tax Anticipation Warrants,
                 5.850% due 03/01/2001                                    NR            NR          1,505,648
                                                                                                 ------------
                                                                                                   50,010,636
                                                                                                 ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING (UNAUDITED)
PRINCIPAL                                                                --------------------
AMOUNT                                                                   S&P          MOODY'S           VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    INDIANA -- 3.1%
$ 1,230,000    Allen County Indiana Economic Development Revenue,
                 (Golden Years Homestead Project) (Norwest Bank,
                 Minnesota, LOC),
                 4.750% due 08/01/2021+                                  A-1+           NR       $  1,230,000
  2,940,000    Indiana Educational Facilities Authority Revenue,
                 Franklin College, (Bank One, Indiana, LOC),
                 4.800% due 10/01/2019+                                  A-1            NR          2,940,000
  6,000,000    Indiana Municipal Power Supply Systems Revenue,
                 Refunding Series A, (Toronto-Dominion Bank, LOC),
                 4.750% due 01/01/2018+                                  A-1+         VMIG1         6,000,000
                                                                                                 ------------
                                                                                                   10,170,000
                                                                                                 ------------
    KANSAS -- 0.3%
  1,000,000    Johnson County, Kansas Unified School District No.
                 229, School Improvement Revenue,
                 7.800% due 09/01/2000                                    AA           Aa1          1,005,964
                                                                                                 ------------
    LOUISIANA -- 2.3%
  3,190,000    Houma-Terrebonne Public Trust Financing Authority,
                 Single Family Mortgage Revenue, Pre-refunded,
                 (Hibernia National Bank, LOC),
                 10.750% due 11/01/2011                                   NR           Aaa          3,258,034
  1,000,000    Louisiana Local Government Environmental Facilities,
                 Community Development Authority Revenue,
                 Construction Notes,
                 4.250% due 10/15/2000                                    NR           MIG1         1,001,124
  3,100,000    Louisiana Public Facilities Authority Hospital
                 Revenue, Hospital Equipment Financing & Refunding,
                 Series A, (Rabobank, LOC),
                 4.850% due 12/01/2010+                                  A-1+           NR          3,100,000
                                                                                                 ------------
                                                                                                    7,359,158
                                                                                                 ------------
    MARYLAND -- 1.4%
  3,100,000    Baltimore County, Maryland, Revenue Bonds, Sheppard &
                 Enoch Pratt Hospital, (Societe Generale, LOC),
                 4.700% due 07/01/2022+                                   NR          VMIG1         3,100,000
  1,500,000    Maryland State, GO,
                 6.100% due 07/15/2000                                   AAA           Aaa          1,501,189
                                                                                                 ------------
                                                                                                    4,601,189
                                                                                                 ------------
    MASSACHUSETTS -- 0.3%
  1,000,000    Boston, Massachusetts, Series A, (MBIA Insured),
                 10.000% due 07/01/2000                                  AAA           Aaa          1,000,000
                                                                                                 ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING (UNAUDITED)
PRINCIPAL                                                                --------------------
AMOUNT                                                                   S&P          MOODY'S           VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN -- 2.8%
$ 2,000,000    Comstock Park, Michigan, Public Schools, Student Aid
                 Notes,
                 4.750% due 10/20/2000                                    NR            NR       $  2,003,783
  3,000,000    Kalamazoo County, Michigan, Economic Development
                 Revenue, (Old Kent Bank, LOC),
                 4.850% due 09/01/2015+                                   NR           Aa2          3,000,000
               Michigan State Hospital Finance Authority Revenue:
  1,000,000    Henry Ford Health System, Series A, Pre-refunded,
                 7.000% due 04/01/2010                                   AAA            A1          1,020,000
  2,000,000    Chelsea Community Hospital (National City Bank, LOC),
                 4.800% due 05/15/2031+                                  A-1            NR          2,000,000
  1,000,000    Saline, Michigan, Economic Development Obligation,
                 Brecon Village Project, (Bank One, LOC),
                 4.750% due 11/01/2025+                                  A-1+           NR          1,000,000
                                                                                                 ------------
                                                                                                    9,023,783
                                                                                                 ------------
    MINNESOTA -- 2.1%
  1,500,000    Eagan, Minnesota Multifamily Revenue, Aspenwoods of
                 Eagan, Housing Project, (Firstar, LOC),
                 4.850% due 01/01/2026+                                  A-1            NR          1,500,000
  2,100,000    Mendota Heights, Minnesota, Multifamily Revenue,
                 (Norwest Bank, Minnesota, LOC),
                 4.600% due 11/01/2031                                   A-1+           NR          2,100,000
  1,000,000    Minneapolis & St Paul, Minnesota Housing &
                 Redevelopment Authority Health Care, Health One
                 Obligated Group, Series B, Pre-refunded,
                 8.000% due 08/15/2014                                   AAA           Aaa          1,024,997
  2,200,000    St Paul, Minnesota Housing & Redevelopment Authority,
                 Science Museum, Series A, (First Bank, LOC),
                 4.750% due 05/01/2027+                                   NR          VMIG1         2,200,000
                                                                                                 ------------
                                                                                                    6,824,997
                                                                                                 ------------
    MISSOURI -- 0.6%
  2,000,000    Columbia, Missouri, Special Obligation Reserve, Series
                 A, (Toronto Dominion Bank, LOC),
                 4.750% due 06/01/2008+                                   NR          VMIG1         2,000,000
                                                                                                 ------------
    NEVADA -- 1.2%
  1,325,000    Clark County, Nevada, Transportation Revenue, Series
                 A,
                 5.000% due 12/01/2000                                    AA           Aa2          1,329,530
  2,570,000    Reno, Nevada Economic Development Revenue, University
                 of Nevada, Student Aid Fund, (Wells Fargo, LOC)
                 4.850% due 05/01/2018+                                   NR            NR          2,570,000
                                                                                                 ------------
                                                                                                    3,899,530
                                                                                                 ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING (UNAUDITED)
PRINCIPAL                                                                --------------------
AMOUNT                                                                   S&P          MOODY'S           VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    NEW MEXICO -- 2.5%
$ 2,125,000    Albuquerque, New Mexico, Educational Facilities
                 Revenue, (Wells Fargo, LOC),
                 4.850% due 06/01/2018+                                   NR            NR       $  2,125,000
  5,000,000    Farmington, New Mexico, Pollution Control Revenue, (El
                 Paso Electric Co.), Series A, (Barclays Bank, LOC),
                 4.900% due 11/01/2013+                                   NR           Aa2          5,000,000
  1,000,000    Santa Fe New Mexico Public School District,
                 3.750% due 08/01/2000                                    NR           Aa3            999,996
                                                                                                 ------------
                                                                                                    8,124,996
                                                                                                 ------------
    NORTH CAROLINA -- 0.9%
  3,000,000    North Carolina Medical Care Commission, Hospital
                 Revenue, Series B, (Wachovia, LOC),
                 4.800% due 06/01/2022+                                  A-1+         VMIG1         3,000,000
                                                                                                 ------------
    NORTH DAKOTA -- 1.5%
  5,000,000    Grand Forks, North Dakota, Hospital Facilities
                 Revenue, (Lasalle National, LOC),
                 4.550% due 12/01/2016+                                   NR          VMIG1         5,000,000
                                                                                                 ------------
    OHIO -- 6.4%
  1,505,000    Columbus Ohio, GO, Tax - Series, Pre-refunded,
                 5.500% due 06/15/2001                                   AAA           Aaa          1,517,637
  1,100,000    Cuyahoga County, Ohio,
                 4.100% due 09/14/2000                                    NR           Aa2          1,100,759
  1,870,000    Franklin County, Ohio, Hospital Revenue, US Health
                 Corporation, Series A, (Morgan Guaranty, LOC),
                 4.730% due 12/01/2021+                                   NR          VMIG1         1,870,000
  3,055,000    Indian Hill, Ohio, Economic Development, Cincinnati
                 County Day School, (Fifth Third, LOC),
                 4.960% due 05/01/2019+                                   NR            NR          3,055,000
  4,800,000    Middleburg Heights Ohio Hospital Revenue, Southwest
                 General Health, (Keybank NA, LOC),
                 4.800% due 08/15/2022+                                  A-1            NR          4,800,000
  3,650,000    Montgomery County, Ohio, Society Saint Vincent DePaul,
                 (Nat City, LOC),
                 4.800% due 12/01/2010+                                  A-1            NR          3,650,000
  5,000,000    Ohio State Air Quality Development Authority, Ohio
                 Edison Project, Series A, (Toronto Dominion, LOC),
                 4.100% due 02/01/2015+                                  A-1+          Aa2          4,995,284
                                                                                                 ------------
                                                                                                   20,988,680
                                                                                                 ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING (UNAUDITED)
PRINCIPAL                                                                --------------------
AMOUNT                                                                   S&P          MOODY'S           VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    OREGON -- 2.7%
$ 1,425,000    Eugene Oregon GO,
                 4.500% due 12/01/2000                                    NR           Aa3       $  1,426,470
  2,700,000    Multnomah County, Oregon,
                 4.300% due 10/01/2000                                    NR           Aa1          2,703,620
  4,550,000    Portland, Oregon Multifamily Revenue, (Harris Trust
                 and Savings Bank, LOC),
                 5.050% due 12/01/2011+                                  AA-            NR          4,550,000
                                                                                                 ------------
                                                                                                    8,680,090
                                                                                                 ------------
    PENNSYLVANIA -- 8.3%
  2,000,000    Delaware Valley, Pennsylvania, Registered Finance,
                 Series A, (Credit Suisse, LOC),
                 4.750% due 12/01/2017+                                  A-1+         VMIG1         2,000,000
  6,500,000    Pennsylvania State Higher Educational, Facilities
                 Authority, Association of Independent Colleges,
                 Series F1, (PNC Bank NA, LOC),
                 4.850% due 05/01/2020+                                   NR          VMIG1         6,500,000
  5,500,000    Philadelphia, Pennsylvania, Hospital & Higher
                 Education, Health Systems, Series B,
                 4.375% due 03/27/2001+                                  A-1+           NR          5,500,000
  7,300,000    Schuylkill County, Pennsylvania Industrial Development
                 Authority, Gilbertown Power Project, (Mellon Bank,
                 LOC),
                 4.750% due 12/01/2002+                                  A-1+           NR          7,300,000
  1,000,000    Venango County, Pennsylvania, Pre-refunded,
                 7.000% due 07/15/2015                                   AAA           Aaa          1,001,167
  4,765,000    York County, Pennsylvania, Industrial Development
                 Authority, Industrial Development Revenue, (New
                 Edgecomb Corporation Project), (Wells Fargo, LOC),
                 4.650% due 07/01/2009+                                   NR           Aa3          4,765,000
                                                                                                 ------------
                                                                                                   27,066,167
                                                                                                 ------------
    SOUTH CAROLINA -- 0.9%
  3,000,000    South Carolina State Public Authority, Refunding
                 Series A,
                 4.500% due 01/01/2001                                   AA-           Aa2          3,005,535
                                                                                                 ------------
    SOUTH DAKOTA -- 0.4%
  1,250,000    Sioux Fall South Dakota School District Number 49-5,
                 Capital Outlay Certificates,
                 4.000% due 07/01/2000                                    NR           Aa3          1,250,000
                                                                                                 ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING (UNAUDITED)
PRINCIPAL                                                                --------------------
AMOUNT                                                                   S&P          MOODY'S           VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    TENNESSEE -- 3.4%
$ 2,000,000    Metropolitan Government Nashville and Davidson County,
                 Tennessee, Industrial Development Board Revenue,
                 Multifamily Housing, (Arbor Crest Apartments),
                 Series B,
                 4.800% due 12/01/2007+                                   NR          VMIG1      $  2,000,000
  3,000,000    Metropolitan Government Nashville and Davidson County,
                 Tennessee, GO,
                 4.750% due 05/15/2001                                    AA           Aa2          3,004,224
  6,135,000    Shelby County, Tennessee, Health Educational & Housing
                 Facilities Board Revenue, Refunding, Multifamily
                 Housing-Wyndridge, (Credit Suisse, LOC),
                 4.850% due 11/01/2019+                                  A-1+           NR          6,135,000
                                                                                                 ------------
                                                                                                   11,139,224
                                                                                                 ------------
    TEXAS -- 5.3%
  5,120,000    Bexar County, Texas, Health Facilities Development
                 Company, Retirement Community, Air Force, Series B,
                 (Rabobank, LOC),
                 4.800% due 03/01/2012+                                  A-1+           NR          5,120,000
  1,455,000    Lubbock Texas Independent School District, Series A,
                 (PSFG), Pre-refunded,
                 6.000% due 08/15/2009                                    NR            NR          1,458,432
  8,800,000    Port Corpus Christi, Texas, Nueces County Marine Term
                 Revenue, (West Deutsche, LOC),
                 4.600% due 09/01/2014+                                  A-1+           NR          8,800,000
  1,000,000    Spring Branch Texas Independent School District, GO,
                 8.000% due 02/01/2001                                   AAA           Aaa          1,018,981
  1,000,000    Tarrant County, Texas, Certificates Obligation,
                 4.750% due 07/15/2000                                   AA+           Aa1          1,000,238
                                                                                                 ------------
                                                                                                   17,397,651
                                                                                                 ------------
    UTAH -- 2.0%
  6,500,000    Intermountain Power Agency Utah Power Supply Revenue,
                 Series 1, Pre-refunded,
                 2.527% due 07/01/2000                                   AAA           Aaa          6,500,000
                                                                                                 ------------
    VIRGINIA -- 3.4%
  2,950,000    Arlington County Virginia Revenue, Ballston Public
                 Parking, (Citibank, N.A., LOC),
                 5.050% due 08/01/2017+                                  A-1+           NR          2,950,000
  1,640,000    Richmond, Virginia, Redevelopment & Housing Authority,
                 Stony Point Project, (First Union, LOC),
                 4.800% due 04/01/2029+                                  A-1            NR          1,640,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING (UNAUDITED)
PRINCIPAL                                                                --------------------
AMOUNT                                                                   S&P          MOODY'S           VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    VIRGINIA (CONTINUED)
$ 2,000,000    Roanoke Virginia Industrial Development Authority
                 Hospital Revenue, Roanoke Memorial Hospital
                 Projects-Carilion Health System, MBIA, Pre-refunded,
                 6.500% due 07/01/2025+                                  AAA           Aaa       $  2,000,000
  1,570,000    Virginia Beach Virginia, Series 1993,
                 4.650% due 07/15/2000                                    AA           Aa1          1,570,614
  2,825,000    Virginia State Public School Authority, Series B,
                 6.000% due 08/01/2000                                   AAA           Aa2          2,830,241
                                                                                                 ------------
                                                                                                   10,990,855
                                                                                                 ------------
    WASHINGTON -- 2.5%
  1,220,000    Seattle, Washington, Library Facilities, Series A,
                 4.500% due 12/01/2000                                   AA+           Aaa          1,221,596
               Washington State:
  2,950,000    Series B, Pre-refunded,
                 6.375% due 08/01/2010                                   AA+           Aa1          2,955,797
  1,000,000    Series B, Pre-refunded,
                 6.750% due 08/01/2002                                   AA+           Aa1          1,002,333
  2,100,000    Series B, Pre-refunded,
                 6.800% due 08/01/2005                                   AA+           Aa1          2,104,987
  1,000,000    Washington State Public Power Supply, Series C,
                 Pre-refunded,
                 8.000% due 07/01/2017                                   AAA           Aaa          1,020,000
                                                                                                 ------------
                                                                                                    8,304,713
                                                                                                 ------------
    WISCONSIN -- 3.1%
  2,350,000    Delafield, Wisconsin Community Development Authority
                 Revenue, University Lake School Project, (Firstar
                 Bank N.A., LOC),
                 4.600% due 03/01/2035+                                  A-1            NR          2,350,000
  3,000,000    Kenosha, Wisconsin Unified School District Number 001,
                 Tax & Revenue Anticipation Notes, Series A,
                 4.150% due 10/06/2000                                    NR           MIG1         3,003,062
  1,000,000    Milwaukee Wisconsin Metropolitan Sewage District, GO,
                 Series A, Pre-refunded,
                 6.700% due 10/01/2000                                    NR           Aa1          1,005,228
  2,850,000    Milwaukee, Wisconsin, Corporation Purpose, Series P,
                 5.000% due 12/15/2000                                   AA+           Aa1          2,862,864
  1,000,000    Wisconsin Rural Water Construction Loan, Bond
                 Anticipation Notes, (GIC-FGIC Insured),
                 4.250% due 09/15/2000                                    NR           MIG1         1,000,388
                                                                                                 ------------
                                                                                                   10,221,542
                                                                                                 ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING (UNAUDITED)
PRINCIPAL                                                                --------------------
AMOUNT                                                                   S&P          MOODY'S           VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    WYOMING -- 0.8%
               Wyoming State Farm Loan Board Capital Facilities
                 Revenue:
$ 1,000,000      7.375% due 10/01/2000                                   AA-            NR       $  1,006,681
  1,600,000      Pre-refunded,
                 7.375% due 10/01/2020                                   AA-            NR          1,612,714
                                                                                                 ------------
                                                                                                    2,619,395
                                                                                                 ------------
TOTAL MUNICIPAL BONDS AND NOTES
                                                                                                  322,348,647
  (Cost $322,348,647)                                                                            ------------

SHARES
-----------
SHORT-TERM INVESTMENTS -- 0.5%
  1,438,072    Dreyfus Tax-Exempt Cash Management                                                   1,438,072
     50,726    Valiant Fund Tax Exempt Money Market                                                    50,726
                                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
                                                                                                    1,488,798
  (Cost $1,488,798)                                                                              ------------


TOTAL INVESTMENTS (Cost $323,837,445*)                           99.0%              323,837,445
OTHER ASSETS AND LIABILITIES (NET)                                1.0                 3,316,482
                                                                -----              ------------
NET ASSETS                                                      100.0%             $327,153,927
                                                                =====              ============

------------
* Aggregate cost for Federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC   -- Federal Guaranty Insurance Corporation
GIC    -- Guaranteed Investment Contract
GO    -- Government Obligation Bonds
LOC   -- Instruments supported by bank letter of credit
MBIA  -- Municipal Bond Investors Assurance
PSFG   -- Permanent School Fund Guaranteed
SBPA   -- Stand by Purchase Agreement

                       See Notes to Financial Statements.

           Munder U.S. Treasury Money Market Fund
                   Portfolio of Investments, June 30, 2000

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                 VALUE
--------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 51.6%
    U.S. TREASURY BILLS -- 30.9%
$15,000,000    5.000% due 07/13/2000                                             $14,975,000
                                                                                 -----------
    U.S. TREASURY NOTES -- 20.7%
  5,000,000    5.375% due 07/31/2000                                               4,997,893
  5,000,000    5.750% due 11/15/2000                                               5,000,588
                                                                                 -----------
                                                                                   9,998,481
                                                                                 -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $24,973,481)                                                              24,973,481
                                                                                 -----------
REPURCHASE AGREEMENTS -- 48.9%
 10,627,284    Agreement with Lehman Brothers Holding Inc., 6.55% dated
                 06/30/2000, to be repurchased at $10,633,084 on
                 07/03/2000, collateralized by $7,705,000 U.S. Treasury
                 Bond, 14.0% maturing 11/15/2011 (value $10,842,399)              10,627,284
  2,000,000    Agreement with Merrill Lynch and Company Inc., 6.35% dated
                 06/30/2000, to be repurchased at $2,001,058 on 07/03/2000, collateralized by $1,995,000 U.S. Treasury Note, 6.3800%
                 maturing 08/15/2002 (value $2,028,553)                            2,000,000
 11,000,000    Agreement State Street Bank and Trust Company, 6.350% dated
                 06/30/2000, to be repurchased at $11,005,821 on
                 07/03/2000, collateralized by $10,980,000 U.S. Treasury
                 Note, 6.500% maturing 02/28/2002 (value $11,220,188)             11,000,000
                                                                                 -----------
TOTAL REPURCHASE AGREEMENTS
  (Cost $23,627,284)                                                              23,627,284
                                                                                 -----------

TOTAL INVESTMENTS (Cost $48,600,765*)                         100.5%              48,600,765
OTHER ASSETS AND LIABILITIES (NET)                             (0.5)                (264,298)
                                                              -----              -----------
NET ASSETS                                                    100.0%             $48,336,467
                                                              =====              ===========

------------
* Aggregate cost for Federal tax purposes.

                       See Notes to Financial Statements.

           The Munder Funds
                Statements of Assets and Liabilities, June 30, 2000

                                             EQUITY FUNDS
                                             MUNDER        MUNDER          MUNDER           MUNDER          MUNDER
                                             BALANCED      EQUITY INCOME   INDEX 500        INTERNATIONAL   MICRO-CAP
                                             FUND          FUND            FUND             EQUITY FUND     EQUITY FUND
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities.............................  $55,849,549   $184,108,431    $1,510,792,563   $262,256,658    $158,327,290
    Repurchase Agreements..................    5,089,000     11,290,000         4,216,000        --            4,657,000
                                             -----------   ------------    --------------   ------------    ------------
Total Investments..........................   60,938,549    195,398,431     1,515,008,563    262,256,658     162,984,290
Cash.......................................          924            234             5,911        --                  320
Interest receivable........................      162,983          1,991               744        --                  821
Dividends receivable.......................       24,026        276,626         1,162,250        564,202         --
Receivable for investment securities
  sold.....................................      705,980      2,361,565        19,193,384      1,453,873       2,860,572
Receivable for Fund shares sold............      394,676        601,129         8,621,805      2,874,793         907,598
Unamortized organization costs.............      --             --               --              --              --
Receivable for future variation margin.....      --             --                104,100        --              --
Prepaid expenses and other assets..........        8,501         21,050            89,262         18,014          17,047
                                             -----------   ------------    --------------   ------------    ------------
      Total Assets.........................   62,235,639    198,661,026     1,544,186,019    267,167,540     166,770,648
                                             -----------   ------------    --------------   ------------    ------------
LIABILITIES:
Due to custodian...........................      --             --               --              920,328         --
Options written (a)........................      --             --               --              --              --
Payable for Fund shares redeemed...........       17,140        645,335         3,979,801        578,160         409,052
Payable for investment securities
  purchased................................      971,889        --              8,211,162        582,154       5,921,727
Payable upon return of securities loaned...   11,097,500      3,903,140          --           48,390,828      28,964,596
Investment advisory fee payable............       26,776        127,980           126,280        134,329          99,844
Administration fee payable.................        4,845         38,380           292,691         32,210          18,039
Shareholder servicing fees payable.........        4,991         24,949            67,980         24,767           1,254
Distribution fees payable..................       12,535          5,518           223,131          8,016          56,132
Transfer agent fee payable.................        5,927         40,599           252,618         42,021           4,229
Custodian fees payable.....................        3,354         14,203           107,205         13,858          10,123
Accrued Trustees'/Directors' fees and
  expenses.................................          483          2,924            13,489          2,195             780
Accrued expenses and other payables........        9,714         11,098           307,178         19,398         125,957
                                             -----------   ------------    --------------   ------------    ------------
      Total Liabilities....................   12,155,154      4,814,126        13,581,535     50,748,264      35,611,733
                                             -----------   ------------    --------------   ------------    ------------
NET ASSETS.................................  $50,080,485   $193,846,900    $1,530,604,484   $216,419,276    $131,158,915
                                             ===========   ============    ==============   ============    ============
Investments, at cost.......................  $59,355,385   $190,579,419    $1,003,952,902   $189,331,409    $140,580,896
                                             ===========   ============    ==============   ============    ============

------------
(a) Munder Small-Cap Value Fund received premium of $123,731.

                       See Notes to Financial Statements.


                    MUNDER                                               MUNDER              MUNDER          MUNDER
    MUNDER          REAL ESTATE          MUNDER         MUNDER           FRAMLINGTON         FRAMLINGTON     FRAMLINGTON
    MULTI-SEASON    EQUITY INVESTMENT    SMALL-CAP      SMALL COMPANY    EMERGING MARKETS    HEALTHCARE      INTERNATIONAL GROWTH
    GROWTH FUND     FUND                 VALUE FUND     GROWTH FUND      FUND                FUND            FUND
    $635,125,351    $  61,015,068        $66,101,316    $252,356,758     $ 75,952,645        $317,348,997    $ 81,458,819
      27,075,000        1,595,000          1,810,000       7,388,000        4,213,000          10,576,000        --
    ------------    -------------        -----------    ------------     ------------        ------------    ------------
     662,200,351       62,610,068         67,911,316     259,744,758       80,165,645         327,924,997      81,458,819
           2,150              582                728             219          161,636           2,258,321         614,263
           4,776              281                319           1,303              743               1,880        --
         325,967          419,992             56,396           3,189          111,308              11,212         143,586
       1,441,752        1,964,362            --            7,495,226          --                1,422,087          38,547
       2,300,205          423,672            944,857         466,899        1,484,253           8,351,632         339,290
         --              --                  --              --                 1,932               1,670           8,840
         --              --                  --              --               --                  --             --
          46,817           15,619             13,892          21,159           10,838              19,259          11,175
    ------------    -------------        -----------    ------------     ------------        ------------    ------------
     666,322,018       65,434,576         68,927,508     267,732,753       81,936,355         339,991,058      82,614,520
    ------------    -------------        -----------    ------------     ------------        ------------    ------------
         --              --                  --              --               --                  --             --
         --              --                   60,937         --               --                  --             --
       1,489,044            7,900          2,106,204       7,444,732          137,190             513,921          53,884
         --               710,455            --            7,746,716        2,087,854           1,336,550         164,839
      20,719,484         --               11,678,958      46,088,978       11,016,414          61,861,438       1,039,500
         400,756           38,588             39,091         125,154           36,535             191,995          68,605
         123,218           12,182             15,413          42,588           10,075              22,438          12,680
          58,524              245              4,608          11,488            7,690                  74             591
          52,181            3,962              4,003          12,938            3,931             138,992           2,658
         135,858           13,269             22,180          49,283           19,327               1,057          24,862
          47,509            9,164              7,539          19,016           49,311               6,002          11,134
           8,594              955              1,747           3,537              439               1,348             488
         256,798           68,272             10,526          24,446           48,128              84,750           9,858
    ------------    -------------        -----------    ------------     ------------        ------------    ------------
      23,291,966          864,992         13,951,206      61,568,876       13,416,894          64,158,565       1,389,099
    ------------    -------------        -----------    ------------     ------------        ------------    ------------
    $643,030,052    $  64,569,584        $54,976,302    $206,163,877     $ 68,519,461        $275,832,493    $ 81,225,421
    ============    =============        ===========    ============     ============        ============    ============
    $471,455,140    $  61,616,075        $68,240,513    $244,730,295     $ 77,612,065        $277,186,812    $ 63,049,088
    ============    =============        ===========    ============     ============        ============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                Statements of Assets and Liabilities, June 30, 2000
                                    (Continued)

                                               INCOME FUNDS
                                                              MUNDER         MUNDER          MUNDER U.S.    MUNDER
                                               MUNDER         INTERMEDIATE   INTERNATIONAL   GOVERNMENT     MICHIGAN
                                               BOND           BOND           BOND            INCOME         TAX-FREE
                                               FUND           FUND           FUND            FUND           BOND FUND
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities...............................  $172,982,619   $441,287,874    $33,567,120    $232,081,244   $48,151,335
    Repurchase Agreements....................       779,000      2,127,000        387,000       3,172,000       --
                                               ------------   ------------    -----------    ------------   -----------
Total Investments............................   173,761,619    443,414,874     33,954,120     235,253,244    48,151,335
Cash.........................................            75             14            806             361       --
Interest receivable..........................     2,480,524      4,557,345        764,433       1,444,221       566,394
Receivable for investment securities sold....       --          10,118,739        --              977,895       --
Receivable for Fund shares sold..............        38,958        733,789        --              393,713         6,500
Unamortized organization costs...............       --             --               8,902         --            --
Prepaid expenses and other assets............        19,656         34,352         17,392          21,660         3,378
                                               ------------   ------------    -----------    ------------   -----------
      Total Assets...........................   176,300,832    458,859,113     34,745,653     238,091,094    48,727,607
                                               ------------   ------------    -----------    ------------   -----------
LIABILITIES:
Payable for Fund shares redeemed.............       247,021        957,519         59,587       2,563,073        57,663
Payable for investment securities
  purchased..................................       --          10,042,900        --              --            --
Payable upon return of securities loaned.....    14,046,850     35,801,351        --           14,965,000       --
Dividends payable............................       --             --             --              --              8,696
Investment advisory fee payable..............        66,521        171,462         14,371          90,910        19,996
Administration fee payable...................        34,326         54,228          7,579          45,141         9,846
Shareholder servicing fees payable...........         7,090         56,765             10          36,744         9,272
Distribution fees payable....................         3,842          7,207            296           6,439           706
Transfer agent fee payable...................        45,440         97,569          9,911          53,646        12,394
Custodian fees payable.......................        14,111         37,924         13,557          20,627        10,960
Accrued Trustees'/Directors' fees and
  expenses...................................         2,910          6,209            609           3,320           837
Accrued expenses and other payables..........        52,221         47,099         30,112          32,294        34,747
                                               ------------   ------------    -----------    ------------   -----------
      Total Liabilities......................    14,520,332     47,280,233        136,032      17,817,194       165,137
                                               ------------   ------------    -----------    ------------   -----------
NET ASSETS...................................  $161,780,500   $411,578,880    $34,609,621    $220,273,900   $48,562,470
                                               ============   ============    ===========    ============   ===========
Investments, at cost.........................  $180,881,682   $453,465,508    $35,734,324    $242,509,495   $49,388,288
                                               ============   ============    ===========    ============   ===========

                       See Notes to Financial Statements.

                                     MONEY MARKET FUNDS
    MUNDER         MUNDER            MUNDER           MUNDER         MUNDER
    TAX-FREE       TAX-FREE SHORT-   CASH             TAX-FREE       U.S. TREASURY
    BOND           INTERMEDIATE      INVESTMENT       MONEY MARKET   MONEY MARKET
    FUND           BOND FUND         FUND             FUND           FUND
    $138,107,778    $212,316,106     $1,041,432,124   $323,837,445    $24,973,481
         --             --               73,680,923       --           23,627,284
    ------------    ------------     --------------   ------------    -----------
    $138,107,778     212,316,106      1,115,113,047    323,837,445     48,600,765
         --             --                 --              --             --
       2,412,333       3,633,193          5,461,262      2,523,462        153,171
         --             --                 --              --             --
          68,513          79,400         28,755,821      6,912,691         53,039
         --             --                 --              --             --
          14,101          23,622            109,380         24,598          7,410
    ------------    ------------     --------------   ------------    -----------
     140,602,725     216,052,321      1,149,439,510    333,298,196     48,814,385
    ------------    ------------     --------------   ------------    -----------
         296,222         541,391         12,139,294         28,222        272,394
         --             --                 --            5,030,319        --
         --             --                 --              --             --
         --             --                4,911,975        734,207        130,740
          61,573          89,078            327,044         96,565         14,603
          27,810          42,435            115,072         63,968         10,516
          28,953          42,153            100,268         27,119          1,643
           1,329           2,592             25,004         13,815          4,089
          32,532          49,907            304,248         75,521         13,070
          16,724          23,100             72,518         33,628         11,879
           2,061           3,221              8,861          4,092            733
          34,535          16,231              5,076         36,813         18,251
    ------------    ------------     --------------   ------------    -----------
         501,739         810,108         18,009,360      6,144,269        477,918
    ------------    ------------     --------------   ------------    -----------
    $140,100,986    $215,242,213     $   99,387,026   $327,153,927    $48,336,467
    ============    ============     ==============   ============    ===========
    $138,958,992    $213,574,326     $1,115,113,047   $323,837,445    $48,600,765
    ============    ============     ==============   ============    ===========

                       See Notes to Financial Statements.

           The Munder Funds
                Statements of Assets and Liabilities, June 30, 2000
                                    (Continued)

                                             EQUITY FUNDS
                                                                                            MUNDER          MUNDER
                                             MUNDER        MUNDER          MUNDER           INTERNATIONAL   MICRO-CAP
                                             BALANCED      EQUITY INCOME   INDEX 500        EQUITY          EQUITY
                                             FUND          FUND            FUND             FUND            FUND
NET ASSETS CONSIST OF:
Undistributed net investment
  income/(loss)............................  $       614   $     52,887    $     --         $    --         $    --
Accumulated net realized gain/(loss) on
  investments sold, futures contracts and
  currency transactions....................    7,662,764      7,337,922         7,622,890      9,435,617       4,500,182
Net unrealized appreciation/(depreciation)
  of investments, foreign currency and net
  other assets.............................    1,583,164      4,819,012       510,876,399     72,925,685      22,403,394
Par value..................................        4,130         16,375            49,827         11,974          46,138
Paid-in capital in excess of par value.....   40,869,813    181,620,704     1,012,055,368    134,046,000     104,209,201
                                             -----------   ------------    --------------   ------------    ------------
                                             $50,080,485   $193,846,900    $1,530,604,484   $216,419,276    $131,158,915
                                             ===========   ============    ==============   ============    ============
NET ASSETS:
Class A Shares.............................  $ 6,228,507   $  5,120,916    $  504,843,185   $ 10,945,500    $ 35,959,933
                                             ===========   ============    ==============   ============    ============
Class B Shares.............................  $ 9,582,095   $  3,960,998    $  402,570,154   $  3,211,354    $ 45,480,312
                                             ===========   ============    ==============   ============    ============
Class C Shares.............................  $ 5,144,696   $  1,072,603    $     --         $  3,977,014    $ 20,588,474
                                             ===========   ============    ==============   ============    ============
Class K Shares.............................  $23,694,863   $110,257,422    $  328,059,097   $118,765,593    $  6,393,332
                                             ===========   ============    ==============   ============    ============
Class Y Shares.............................  $ 5,430,324   $ 73,434,961    $  295,132,048   $ 79,519,815    $ 22,736,864
                                             ===========   ============    ==============   ============    ============
SHARES OUTSTANDING:
Class A Shares.............................      513,401        432,707        16,436,652        606,036       1,248,747
                                             ===========   ============    ==============   ============    ============
Class B Shares.............................      793,105        336,102        13,107,845        181,659       1,623,143
                                             ===========   ============    ==============   ============    ============
Class C Shares.............................      424,308         91,036          --              222,738         734,626
                                             ===========   ============    ==============   ============    ============
Class K Shares.............................    1,951,861      9,314,031        10,688,688      6,585,964         222,385
                                             ===========   ============    ==============   ============    ============
Class Y Shares.............................      447,474      6,201,527         9,593,814      4,377,863         784,887
                                             ===========   ============    ==============   ============    ============
CLASS A SHARES:
Net asset value and redemption price per
  share....................................       $12.13         $11.83            $30.71         $18.06          $28.80
                                             ===========   ============    ==============   ============    ============
Maximum sales charge.......................         5.50%          5.50%             2.50%          5.50%           5.50%
Maximum offering price per share...........       $12.84         $12.52            $31.50         $19.11          $30.48
                                             ===========   ============    ==============   ============    ============
CLASS B SHARES:
Net asset value and offering price per
  share*...................................       $12.08         $11.79            $30.71         $17.68          $28.02
                                             ===========   ============    ==============   ============    ============
CLASS C SHARES:
Net asset value and offering price per
  share*...................................       $12.12         $11.78               N/A         $17.86          $28.03
                                             ===========   ============    ==============   ============    ============
CLASS K SHARES:
Net asset value, offering price and
  redemption price per share...............       $12.14         $11.84            $30.69         $18.03          $28.75
                                             ===========   ============    ==============   ============    ============
CLASS Y SHARES:
Net asset value, offering price and
  redemption price per share...............       $12.14         $11.84            $30.76         $18.16          $28.97
                                             ===========   ============    ==============   ============    ============

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.


                   MUNDER                      MUNDER         MUNDER                       MUNDER
    MUNDER         REAL ESTATE   MUNDER        SMALL          FRAMLINGTON   MUNDER         FRAMLINGTON
    MULTI-SEASON   EQUITY        SMALL-CAP     COMPANY        EMERGING      FRAMLINGTON    INTERNATIONAL
    GROWTH         INVESTMENT    VALUE         GROWTH         MARKETS       HEALTHCARE     GROWTH
    FUND           FUND          FUND          FUND           FUND          FUND           FUND
    $    --        $   --        $    24,221   $    --        $   302,423   $    (96,169)   $(1,089,342)
      38,139,020    (9,463,096)   (2,440,399)     3,443,015    (5,789,373)     2,659,253      5,790,926
     190,745,211       993,994      (266,403)    15,014,463     2,554,686     50,748,511     18,413,641
         310,907        53,250        45,150         10,267        54,186         98,904         51,429
     413,834,914    72,985,436    57,613,733    187,696,132    71,397,539    222,421,994     58,058,767
    ------------   -----------   -----------   ------------   -----------   ------------    -----------
    $643,030,052   $64,569,584   $54,976,302   $206,163,877   $68,519,461   $275,832,493    $81,225,421
    ============   ===========   ===========   ============   ===========   ============    ===========
    $ 65,569,349   $ 3,730,378   $ 3,468,548   $ 16,611,046   $ 3,636,850   $ 79,441,230    $ 1,714,640
    ============   ===========   ===========   ============   ===========   ============    ===========
    $ 36,433,076   $ 3,291,174   $ 2,741,350   $  8,561,880   $ 3,012,294   $102,858,561    $ 1,637,733
    ============   ===========   ===========   ============   ===========   ============    ===========
    $ 10,166,021   $   668,815   $ 1,275,164   $  3,352,082   $   807,137   $ 77,156,290    $ 1,117,727
    ============   ===========   ===========   ============   ===========   ============    ===========
    $280,338,861   $ 1,234,287   $15,570,859   $ 55,091,617   $41,166,723   $    387,046    $ 2,839,047
    ============   ===========   ===========   ============   ===========   ============    ===========
    $250,522,745   $55,644,930   $31,920,381   $122,547,252   $19,896,457   $ 15,989,366    $73,916,274
    ============   ===========   ===========   ============   ===========   ============    ===========
       3,178,860       308,657       284,643        822,963       284,623      2,802,182        108,613
    ============   ===========   ===========   ============   ===========   ============    ===========
       1,866,348       272,021       227,357        456,605       240,607      3,721,025        105,619
    ============   ===========   ===========   ============   ===========   ============    ===========
         519,948        55,007       106,107        175,798        64,938      2,793,574         71,891
    ============   ===========   ===========   ============   ===========   ============    ===========
      13,586,990       102,052     1,279,454      2,770,698     3,261,381         13,670        180,224
    ============   ===========   ===========   ============   ===========   ============    ===========
      11,938,504     4,587,298     2,617,405      6,040,704     1,567,027        559,915      4,676,524
    ============   ===========   ===========   ============   ===========   ============    ===========
          $20.63        $12.09        $12.19         $20.18        $12.78         $28.35         $15.79
    ============   ===========   ===========   ============   ===========   ============    ===========
            5.50%         5.50%         5.50%          5.50%         5.50%          5.50%          5.50%
          $21.83        $12.79        $12.90         $21.35        $13.52         $30.00         $16.71
    ============   ===========   ===========   ============   ===========   ============    ===========
          $19.52        $12.10        $12.06         $18.75        $12.52         $27.64         $15.51
    ============   ===========   ===========   ============   ===========   ============    ===========
          $19.55        $12.16        $12.02         $19.07        $12.43         $27.62         $15.55
    ============   ===========   ===========   ============   ===========   ============    ===========
          $20.63        $12.09        $12.17         $19.88        $12.62         $28.31         $15.75
    ============   ===========   ===========   ============   ===========   ============    ===========
          $20.98        $12.13        $12.20         $20.29        $12.70         $28.56         $15.81
    ============   ===========   ===========   ============   ===========   ============    ===========

                       See Notes to Financial Statements.

           The Munder Funds
                Statements of Assets and Liabilities, June 30, 2000
                                    (Continued)

                                               INCOME FUNDS
                                                              MUNDER         MUNDER          MUNDER U.S.    MUNDER
                                               MUNDER         INTERMEDIATE   INTERNATIONAL   GOVERNMENT     MICHIGAN
                                               BOND           BOND           BOND            INCOME         TAX-FREE
                                               FUND           FUND           FUND            FUND           BOND FUND
NET ASSETS CONSIST OF:
Undistributed net investment income/(loss)...  $    628,603   $    805,996    $  (718,007)   $    660,634   $    29,252
Accumulated net realized gain/(loss) on
  investments sold...........................   (11,700,979)   (30,665,348)      (477,036)     (2,722,342)     (725,998)
Net unrealized depreciation of investments
  and foreign currency transactions..........    (7,120,063)   (10,050,634)    (1,800,764)     (7,256,251)   (1,236,953)
Par value....................................        17,509         45,329         37,088          22,502         5,136
Paid-in capital in excess of par value.......   179,955,430    451,443,537     37,568,340     229,569,357    50,491,033
                                               ------------   ------------    -----------    ------------   -----------
                                               $161,780,500   $411,578,880    $34,609,621    $220,273,900   $48,562,470
                                               ============   ============    ===========    ============   ===========
NET ASSETS:
Class A Shares...............................  $  2,652,461   $  7,473,943    $   410,107    $  3,988,368   $ 1,082,586
                                               ============   ============    ===========    ============   ===========
Class B Shares...............................  $  3,513,846   $  5,645,312    $   222,696    $  5,269,794   $   491,723
                                               ============   ============    ===========    ============   ===========
Class C Shares...............................  $    338,206   $  1,795,774    $    28,008    $  1,228,379   $   110,322
                                               ============   ============    ===========    ============   ===========
Class K Shares...............................  $ 40,104,743   $268,000,685    $    43,938    $177,334,058   $45,515,219
                                               ============   ============    ===========    ============   ===========
Class Y Shares...............................  $115,171,244   $128,663,166    $33,904,872    $ 32,453,301   $ 1,362,620
                                               ============   ============    ===========    ============   ===========
SHARES OUTSTANDING:
Class A Shares...............................       287,239        821,835         44,156         407,250       114,656
                                               ============   ============    ===========    ============   ===========
Class B Shares...............................       380,593        622,429         24,124         538,319        51,930
                                               ============   ============    ===========    ============   ===========
Class C Shares...............................        36,474        197,208          3,014         125,670        11,665
                                               ============   ============    ===========    ============   ===========
Class K Shares...............................     4,341,681     29,520,114          4,727      18,115,252     4,814,190
                                               ============   ============    ===========    ============   ===========
Class Y Shares...............................    12,462,570     14,167,746      3,632,764       3,315,347       144,024
                                               ============   ============    ===========    ============   ===========
CLASS A SHARES:
Net asset value and redemption price per
  share......................................         $9.23          $9.09          $9.29           $9.79         $9.44
                                               ============   ============    ===========    ============   ===========
Maximum sales charge.........................          4.00%          4.00%          4.00%           4.00%         4.00%
Maximum offering price per share.............         $9.61          $9.47          $9.68          $10.20         $9.83
                                               ============   ============    ===========    ============   ===========
CLASS B SHARES:
Net asset value and offering price per
  share*.....................................         $9.23          $9.07          $9.23           $9.79         $9.47
                                               ============   ============    ===========    ============   ===========
CLASS C SHARES:
Net asset value and offering price per
  share*.....................................         $9.27          $9.11          $9.29           $9.77         $9.46
                                               ============   ============    ===========    ============   ===========
CLASS K SHARES:
Net asset value, offering price and
  redemption price per share.................         $9.24          $9.08          $9.29           $9.79         $9.45
                                               ============   ============    ===========    ============   ===========
CLASS Y SHARES:
Net asset value, offering price and
  redemption price per share.................         $9.24          $9.08          $9.33           $9.79         $9.46
                                               ============   ============    ===========    ============   ===========

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

                                     MONEY MARKET FUNDS
    MUNDER         MUNDER            MUNDER           MUNDER         MUNDER
    TAX-FREE       TAX-FREE SHORT-   CASH             TAX-FREE       U.S. TREASURY
    BOND           INTERMEDIATE      INVESTMENT       MONEY MARKET   MONEY MARKET
    FUND           BOND FUND         FUND             FUND           FUND
    $     80,970    $    121,835     $     --         $   --         $    --
      (1,275,978)         (3,570)                 1       110,444          41,582
        (851,214)     (1,258,220)          --             --              --
          14,312          21,419          1,131,433       327,287          48,295
     142,132,896     216,360,749      1,130,298,716   326,937,084      48,246,590
    ------------    ------------     --------------   ------------   ------------
    $140,100,986    $215,242,213     $1,131,430,150   $327,153,927   $ 48,336,467
    ============    ============     ==============   ============   ============
    $  1,873,122    $  5,744,679     $  122,692,897   $80,887,188    $ 20,630,728
    ============    ============     ==============   ============   ============
    $    963,727    $  1,377,392           --             --              --
    ============    ============     ==============   ============   ============
    $    206,831    $    248,252           --             --              --
    ============    ============     ==============   ============   ============
    $134,676,196    $201,005,221     $  811,581,529   $229,725,805   $ 13,439,859
    ============    ============     ==============   ============   ============
    $  2,381,110    $  6,866,669     $  197,155,724   $16,540,934    $ 14,265,880
    ============    ============     ==============   ============   ============
         191,423         571,706        122,692,349    80,886,206      20,629,020
    ============    ============     ==============   ============   ============
          98,610         137,277           --             --              --
    ============    ============     ==============   ============   ============
          21,102          24,573           --             --              --
    ============    ============     ==============   ============   ============
      13,757,244      20,002,681        811,583,158   229,846,078      13,423,215
    ============    ============     ==============   ============   ============
         243,382         682,886        197,157,152    16,554,378      14,242,651
    ============    ============     ==============   ============   ============
           $9.79          $10.05              $1.00         $1.00           $1.00
    ============    ============     ==============   ============   ============
            4.00%           4.00%                --            --              --
          $10.20          $10.47              $1.00         $1.00           $1.00
    ============    ============     ==============   ============   ============
           $9.77          $10.03                N/A           N/A             N/A
    ============    ============     ==============   ============   ============
           $9.80          $10.10                N/A           N/A             N/A
    ============    ============     ==============   ============   ============
           $9.79          $10.05              $1.00         $1.00           $1.00
    ============    ============     ==============   ============   ============
           $9.78          $10.06              $1.00         $1.00           $1.00
    ============    ============     ==============   ============   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Operations, Year Ended June 30, 2000

                                               EQUITY FUNDS
                                                             MUNDER                           MUNDER          MUNDER
                                               MUNDER        EQUITY         MUNDER            INTERNATIONAL   MICRO-CAP
                                               BALANCED      INCOME         INDEX 500         EQUITY          EQUITY
                                               FUND          FUND           FUND              FUND            FUND
INVESTMENT INCOME:
Interest.....................................  $   819,853   $    410,082   $ 2,048,406        $   210,885    $   274,263
Dividends(a).................................      197,404      4,713,069    16,659,890          5,388,647         16,261
Securities lending...........................       19,472         17,917       --                 381,472         81,778
                                               -----------   ------------   -----------        -----------    -----------
      Total investment income................    1,036,729      5,141,068    18,708,296          5,981,004        372,302
                                               -----------   ------------   -----------        -----------    -----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares.............................        6,781         14,052     1,143,992             20,809         52,367
  Class B Shares.............................       41,466         36,171     3,593,936             21,134        265,788
  Class C Shares.............................       14,537         10,898       --                  29,497        117,226
Shareholder servicing fees:
  Class K Shares.............................       61,792        389,998       753,891            284,153         10,653
Investment advisory fee......................      260,611      1,483,572     1,457,304          1,637,127        852,143
Administration fee...........................       41,888        204,774     1,483,642            218,373         87,836
Transfer agent fee...........................       17,536        102,556       771,566            106,380         38,261
Custodian fees...............................       48,055         51,597       314,238            172,778         37,072
Legal and audit fees.........................        3,411         18,319        95,057             16,165          4,806
Trustees'/Directors' fees and expenses.......        1,669          9,258        46,941              8,038          2,383
Amortization of organization costs...........      --             --            --                 --             --
Registration and filing fees.................       20,358         33,973        97,480             33,069         49,360
Other........................................        9,966         27,141       860,315            103,862        150,145
                                               -----------   ------------   -----------        -----------    -----------
      Total Expenses.........................      528,070      2,382,309    10,618,362          2,651,385      1,668,040
Fees waived and/or expenses reimbursed by
  investment advisor and/or distributor......      --             --         (2,311,983)           --              (4,684)
                                               -----------   ------------   -----------        -----------    -----------
Net Expenses.................................      528,070      2,382,309     8,306,379          2,651,385      1,663,356
                                               -----------   ------------   -----------        -----------    -----------
NET INVESTMENT INCOME/(LOSS).................      508,659      2,758,759    10,401,917          3,329,619     (1,291,054)
                                               -----------   ------------   -----------        -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions(b)...................   11,883,004     10,054,573    13,782,755         27,454,443     12,536,936
  Futures contracts..........................      --             --           (781,584)           --             --
  Foreign currency transactions..............      --             --                 37              7,332        --
Net change in unrealized
  appreciation/(depreciation) of:
  Securities.................................   (3,660,424)   (50,766,777)   75,266,450         16,728,208     12,596,649
  Forward foreign exchange contracts.........      --             --            --                 --             --
  Futures contracts..........................      --             --         (1,148,700)           --             --
  Foreign currency and net other assets......      --             --            --                  10,167        --
                                               -----------   ------------   -----------        -----------    -----------
Net realized and unrealized gain/(loss) on
  investments................................    8,222,580    (40,712,204)   87,118,958         44,200,150     25,133,585
                                               -----------   ------------   -----------        -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................  $ 8,731,239   $(37,953,445)  $97,520,875        $47,529,769    $23,842,531
                                               ===========   ============   ===========        ===========    ===========

------------
(a) Net of foreign withholding taxes of $8, $13,637, $82,123, $377,264, $350,
    $189, $69,882, $1,643, $144,597 for Munder Balanced Fund, Munder Equity Income Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Multi-Season Growth Fund, Munder Small Cap Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

(b) Net of foreign capital gains taxes of $292,846 for Munder Framlington Emerging Markets Fund.

                       See Notes to Financial Statements.


                   MUNDER                       MUNDER         MUNDER                      MUNDER
    MUNDER         REAL ESTATE   MUNDER         SMALL          FRAMLINGTON   MUNDER        FRAMLINGTON
    MULTI-SEASON   EQUITY        SMALL-CAP      COMPANY        EMERGING      FRAMLINGTON   INTERNATIONAL
    GROWTH         INVESTMENT    VALUE          GROWTH         MARKETS       HEALTHCARE    GROWTH
    FUND           FUND          FUND           FUND           FUND          FUND          FUND
    $  2,524,688   $    66,290   $    190,570   $    438,447   $   103,019   $   370,199    $   113,379
       5,166,833     4,089,922      1,330,643        279,836     1,073,777        51,857        893,856
          66,590       --              26,178        206,874        35,594        92,520         51,570
    ------------   -----------   ------------   ------------   -----------   -----------    -----------
       7,758,111     4,156,212      1,547,391        925,157     1,212,390       514,576      1,058,805
    ------------   -----------   ------------   ------------   -----------   -----------    -----------
         138,000         7,030         10,020         41,740         4,275        55,424          6,907
         672,504        37,020         28,323         85,145        21,671       302,508         10,623
         113,212         8,021         14,296         33,388         7,425       202,310          4,721
         735,886         4,000        112,970        216,511        92,560           356          5,843
       6,501,672       493,473        716,497      1,874,829       773,463       819,735        787,367
         724,377        69,012         98,907        258,496        62,437        80,784         79,480
         342,985        33,247         55,091        127,129        37,861        35,561         47,130
         133,829        23,087         37,640         79,087       202,686        45,588        155,498
          60,013         5,931         10,117         23,397         3,755         3,854          2,190
          26,464         3,075          5,304         11,902         1,907         1,951          2,425
         --              3,739        --             --              1,595         1,350          6,166
          57,236        27,076         35,871         34,952        37,279        97,212         36,530
         362,049        61,638         53,556        107,530        45,004        50,347         33,401
    ------------   -----------   ------------   ------------   -----------   -----------    -----------
       9,868,227       776,349      1,178,592      2,894,106     1,291,918     1,696,980      1,178,281
      (1,250,000)      --             --             --            (95,447)      (15,128)       (17,963)
    ------------   -----------   ------------   ------------   -----------   -----------    -----------
       8,618,227       776,349      1,178,592      2,894,106     1,196,471     1,681,852      1,160,318
    ------------   -----------   ------------   ------------   -----------   -----------    -----------
        (860,116)    3,379,863        368,799     (1,968,949)       15,919    (1,167,276)      (101,513)
    ------------   -----------   ------------   ------------   -----------   -----------    -----------
      61,239,228    (7,516,109)     1,342,783     70,138,282     8,453,023     4,416,636     11,096,615
         --            --             --             --            --            --             --
         --            --             --             --           (279,955)      (97,999)      (331,382)
     (64,867,915)    2,964,104    (15,948,748)   (28,128,105)   (4,689,589)   52,218,855      8,149,026
         --            --              62,794        --
         --            --             --             --            --            --             --
         --            --             --             --              6,322        10,330          9,695
    ------------   -----------   ------------   ------------   -----------   -----------    -----------
      (3,628,687)   (4,552,005)   (14,543,171)    42,010,177     3,489,801    56,547,822     18,923,954
    ------------   -----------   ------------   ------------   -----------   -----------    -----------
    $ (4,488,803)  $(1,172,142)  $(14,174,372)  $ 40,041,228   $ 3,505,720   $55,380,546    $18,822,441
    ============   ===========   ============   ============   ===========   ===========    ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Operations, Year Ended June 30, 2000
                                    (Continued)

                                                    INCOME FUNDS
                                                                   MUNDER          MUNDER           MUNDER U.S.    MUNDER
                                                    MUNDER         INTERMEDIATE    INTERNATIONAL    GOVERNMENT     MICHIGAN
                                                    BOND           BOND            BOND             INCOME         TAX-FREE
                                                    FUND           FUND            FUND             FUND           BOND FUND
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of
  $1,633 for the Munder International Bond
  Fund).........................................    $15,175,560    $ 30,883,198     $ 1,842,943     $18,254,460    $ 2,899,200
Securities lending..............................         79,388         187,111         --               32,920        --
                                                    -----------    ------------     -----------     -----------    -----------
Total investment income.........................     15,254,948      31,070,309       1,842,943      18,287,380      2,899,200
                                                    -----------    ------------     -----------     -----------    -----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares................................          6,407          23,737             931          14,228          3,097
  Class B Shares................................         31,465          52,872           1,544          48,689          4,878
  Class C Shares................................          4,054           7,507             524          13,976          1,545
Shareholder servicing fees:
  Class K Shares................................        115,036         740,287             107         473,861        132,203
Investment advisory fee.........................      1,077,348       2,355,369         224,829       1,299,092        280,550
Administration fee..............................        222,750         462,659          46,528         268,798         58,080
Transfer agent fee..............................        111,827         237,834          23,970         131,756         29,620
Custodian fees..................................         64,551         128,921          50,026          69,650         38,340
Legal and audit fees............................         18,919          40,647           4,010          22,005          4,981
Trustees'/Directors' fees and expenses..........          9,820          20,500           2,011          11,194        --
Amortization of organization costs..............        --              --                6,371         --             --
Registration and filing fees....................         33,317          42,161          33,288          32,580          2,145
Other...........................................         45,209          62,657          15,893          39,974         20,609
                                                    -----------    ------------     -----------     -----------    -----------
      Total Expenses............................      1,740,703       4,175,151         410,032       2,425,803        578,537
                                                    -----------    ------------     -----------     -----------    -----------
NET INVESTMENT INCOME...........................     13,514,245      26,895,158       1,432,911      15,861,577      2,320,663
                                                    -----------    ------------     -----------     -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.........................     (9,711,501)     (9,924,872)     (1,327,736)     (2,918,816)      (714,614)
  Foreign currency transactions.................        --              --             (103,323)        --             --
Net change in unrealized
  appreciation/(depreciation) of:
  Securities....................................        938,086        (175,443)        484,875      (4,547,469)      (648,736)
  Foreign currency and net other assets.........        --              --               18,528         --             --
                                                    -----------    ------------     -----------     -----------    -----------
Net realized and unrealized gain/(loss) on
  investments...................................     (8,773,415)    (10,100,315)       (927,656)     (7,466,285)    (1,363,350)
                                                    -----------    ------------     -----------     -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS....................................    $ 4,740,830    $ 16,794,843     $   505,255     $ 8,395,292    $   957,313
                                                    ===========    ============     ===========     ===========    ===========

                       See Notes to Financial Statements.

                                    MONEY MARKET FUNDS
    MUNDER        MUNDER            MUNDER        MUNDER         MUNDER
    TAX-FREE      TAX-FREE SHORT-   CASH          TAX-FREE       U.S. TREASURY
    BOND          INTERMEDIATE      INVESTMENT    MONEY MARKET   MONEY MARKET
    FUND          BOND FUND         FUND          FUND           FUND
    $ 8,083,070   $  11,514,470     $77,189,782   $13,465,591     $3,427,740
        --             --               --            --             --
    -----------   ---------------   -----------   -----------     ----------
      8,083,070      11,514,470      77,189,782    13,465,591      3,427,740
    -----------   ---------------   -----------   -----------     ----------
          5,108          13,533         340,566       203,692         40,320
         11,148          12,688         --            --             --
          1,676           2,757         --            --             --
        371,102         576,508       1,378,278       392,618         31,560
        771,797       1,220,097       4,653,012     1,275,367        222,962
        159,709         252,467       1,259,803       376,795         65,569
         83,184         121,907         845,071       181,877         34,849
         59,165          79,725         267,804        91,450         29,027
         13,533          21,180          84,255        28,022          5,890
          6,896          10,835          45,425        13,851          2,501
        --             --               --            --             --
         32,294          36,157          57,939        28,840         16,567
         28,426          16,800         106,042        42,296         10,297
    -----------   ---------------   -----------   -----------     ----------
      1,544,038       2,364,654       9,038,195     2,634,808        459,542
    -----------   ---------------   -----------   -----------     ----------
      6,539,032       9,149,816      68,151,587    10,830,783      2,968,198
    -----------   ---------------   -----------   -----------     ----------
     (1,275,615)        201,891               4       (43,381)       --
        --             --               --            --             --
     (1,643,941)     (3,196,894)        --            --             --
        --             --               --            --             --
    -----------   ---------------   -----------   -----------     ----------
     (2,919,556)     (2,995,003)              4       (43,381)       --
    -----------   ---------------   -----------   -----------     ----------
    $ 3,619,476   $   6,154,813     $68,151,591   $10,787,402     $2,968,198
    ===========   ===============   ===========   ===========     ==========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2000

                                             EQUITY FUNDS
                                                           MUNDER                          MUNDER          MUNDER
                                             MUNDER        EQUITY         MUNDER           INTERNATIONAL   MICRO-CAP
                                             BALANCED      INCOME         INDEX 500        EQUITY          EQUITY
                                             FUND          FUND           FUND             FUND            FUND
Net investment income/(loss)...............  $   508,659   $  2,758,759   $   10,401,917   $  3,329,619    $ (1,291,054)
Net realized gain/(loss) on investments
  sold.....................................   11,883,004     10,054,573       13,001,208     27,461,775      12,536,936
Net change in unrealized
  appreciation/(depreciation) of
  investments..............................   (3,660,424)   (50,766,777)      74,117,750     16,738,375      12,596,649
                                             -----------   ------------   --------------   ------------    ------------
Net increase/(decrease) in net assets
  resulting from operations................    8,731,239    (37,953,445)      97,520,875     47,529,769      23,842,531
Dividends to shareholders from net
  investment income:
      Class A Shares.......................      (35,509)       (74,773)      (3,448,048)      (116,429)        --
      Class B Shares.......................      (23,649)       (20,833)      (1,887,341)       (18,966)        --
      Class C Shares.......................       (8,353)        (6,318)        --              (26,336)        --
      Class K Shares.......................     (309,704)    (2,014,101)      (2,073,776)    (1,812,979)        --
      Class Y Shares.......................      (94,012)      (493,800)      (2,825,328)    (1,508,735)        --
Distributions to shareholders from net
  realized gains:
      Class A Shares.......................     (439,740)      (226,313)      (4,022,664)      (572,043)        --
      Class B Shares.......................     (640,901)      (142,947)      (3,182,924)      (157,754)        --
      Class C Shares.......................     (124,756)       (52,897)        --             (224,004)        --
      Class K Shares.......................   (6,544,611)    (7,199,657)      (2,699,949)   (10,135,297)        --
      Class Y Shares.......................   (1,916,915)    (1,232,719)      (3,123,424)    (8,856,940)        --
Distributions to shareholders in excess of
  net investment income:
      Class A Shares.......................       (4,898)       (10,170)        --              --              --
      Class B Shares.......................         (567)       --              --               (8,177)        --
      Class C Shares.......................       (2,150)       --              --              (10,710)        --
      Class K Shares.......................      --             --              --              --              --
      Class Y Shares.......................      --             (75,525)        --              --              --
Distributions to shareholders from capital:
      Class A Shares.......................      --             --              --              --              --
      Class B Shares.......................      --             --              --              --              --
      Class C Shares.......................      --             --              --              --              --
      Class K Shares.......................      --             --              --              --              --
      Class Y Shares.......................      --             --              --              --              --
Net increase/(decrease) in net assets from
  Fund share transactions:
      Class A Shares.......................    4,577,335        900,040       87,458,635     (6,263,646)     22,212,863
      Class B Shares.......................    7,531,586      1,129,629       78,191,942      1,968,885      24,574,121
      Class C Shares.......................    4,692,180        (27,739)        --            1,635,842      11,793,031
      Class K Shares.......................   (2,272,713)   (57,012,953)      40,275,346      1,373,389       2,043,407
      Class Y Shares.......................   (9,815,949)    42,985,298      (53,016,506)   (30,401,418)     (3,578,407)
                                             -----------   ------------   --------------   ------------    ------------
Net increase/(decrease) in net assets......    3,297,913    (61,529,223)     227,166,838     (7,605,549)     80,887,546
NET ASSETS:
Beginning of period........................   46,782,572    255,376,123    1,303,437,646    224,024,825      50,271,369
                                             -----------   ------------   --------------   ------------    ------------
End of period..............................  $50,080,485   $193,846,900   $1,530,604,484   $216,419,276    $131,158,915
                                             ===========   ============   ==============   ============    ============
Undistributed net investment
  income/(loss)............................  $       614   $     52,887   $     --         $    --         $    --
                                             ===========   ============   ==============   ============    ============

                       See Notes to Financial Statements.


                    MUNDER                        MUNDER          MUNDER                       MUNDER
                    REAL ESTATE    MUNDER         SMALL           FRAMLINGTON   MUNDER         FRAMLINGTON
    MUNDER          EQUITY         SMALL-CAP      COMPANY         EMERGING      FRAMLINGTON    INTERNATIONAL
    MULTI-SEASON    INVESTMENT     VALUE          GROWTH          MARKETS       HEALTHCARE     GROWTH
    GROWTH FUND     FUND           FUND           FUND            FUND          FUND           FUND
    $    (860,116)  $  3,379,863   $    368,799   $  (1,968,949)  $    15,919   $ (1,167,276)   $  (101,513)
       61,239,228     (7,516,109)     1,342,783      70,138,282     8,173,068      4,318,637     10,765,233
      (64,867,915)     2,964,104    (15,885,954)    (28,128,105)   (4,683,267)    52,229,185      8,158,721
    -------------   ------------   ------------   -------------   -----------   ------------    -----------
       (4,488,803)    (1,172,142)   (14,174,372)     40,041,228     3,505,720     55,380,546     18,822,441
         --             (138,385)       (12,386)       --             --             --              (9,646)
         --             (151,331)       --             --             --             --             --
         --              (32,662)       --             --             --             --             --
         --              (75,780)      (127,248)       --             --             --             (11,891)
         --           (2,985,444)      (234,280)       --             --             --            (527,869)
       (2,340,098)       --             --             --             --             --             (67,545)
       (6,210,187)       --             --             --             --             --             (25,644)
         (814,812)       --             --             --             --             --             (15,041)
      (18,930,585)       --             --             --             --             --             (80,150)
      (18,414,803)       --             --             --             --             --          (2,455,084)
         --              --              (3,268)       --             --             --              (5,901)
         --              --              (2,012)       --             --             --             --
         --              --              (1,274)       --             --             --             --
         --              --             --             --             --             --              (7,274)
         --              --             --             --             --             --            (322,954)
         --              (29,506)       --             --             --             --             --
         --              (38,833)       --             --             --             --             --
         --               (8,413)       --             --             --             --             --
         --              (16,784)       --             --             --             --             --
         --             (606,058)       --             --             --             --             --
       17,543,143        332,659     (1,994,086)    (13,216,788)    2,792,395     61,506,019     (1,956,763)
      (54,309,385)    (1,619,922)      (296,282)     (1,872,066)    2,019,479     75,598,289        989,607
       (1,921,670)      (472,776)      (348,853)     (1,054,201)      364,796     64,685,212        919,821
      (26,479,278)      (794,287)   (50,818,873)    (77,139,139)    2,839,507        199,401        581,615
      (44,890,219)    (8,871,294)   (22,061,030)    (66,076,243)      123,775      1,383,775       (962,967)
    -------------   ------------   ------------   -------------   -----------   ------------    -----------
     (161,256,697)   (16,680,958)   (90,073,964)   (119,317,209)   11,645,672    258,753,242     14,864,755
      804,286,749     81,250,542    145,050,266     325,481,086    56,873,789     17,079,251     66,360,666
    -------------   ------------   ------------   -------------   -----------   ------------    -----------
    $ 643,030,052   $ 64,569,584   $ 54,976,302   $ 206,163,877   $68,519,461   $275,832,493    $81,225,421
    =============   ============   ============   =============   ===========   ============    ===========
    $    --         $    --        $     24,221   $    --         $   302,423   $    (96,169)   $(1,089,342)
    =============   ============   ============   =============   ===========   ============    ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2000
                                    (Continued)

                                             INCOME FUNDS
                                                            MUNDER          MUNDER           MUNDER U.S.    MUNDER
                                             MUNDER         INTERMEDIATE    INTERNATIONAL    GOVERNMENT     MICHIGAN
                                             BOND           BOND            BOND             INCOME         TAX-FREE
                                             FUND           FUND            FUND             FUND           BOND FUND
Net investment income......................  $ 13,514,245   $  26,895,158   $  1,432,911     $ 15,861,577   $  2,320,663
Net realized gain/(loss) on investments
  sold.....................................    (9,711,501)     (9,924,872)    (1,431,059)      (2,918,816)      (714,614)
Net change in unrealized
  appreciation/(depreciation) of
  investments..............................       938,086        (175,443)       503,403       (4,547,469)      (648,736)
                                             ------------   -------------   ------------     ------------   ------------
Net increase in net assets resulting from
  operations...............................     4,740,830      16,794,843        505,255        8,395,292        957,313
Dividends to shareholders from net
  investment income:
  Class A Shares...........................      (155,711)       (530,123)       (18,709)        (353,971)       (50,360)
  Class B Shares...........................      (168,744)       (266,276)        (6,250)        (257,459)       (16,967)
  Class C Shares...........................       (20,947)        (36,716)        (3,487)         (74,204)        (5,210)
  Class K Shares...........................    (2,779,527)    (16,783,321)        (1,754)     (11,504,061)    (2,212,954)
  Class Y Shares...........................   (10,236,657)     (9,406,185)    (2,663,379)      (3,652,125)       (60,109)
Distributions to shareholders from net
  realized gains:
  Class A Shares...........................       (16,459)       --              --                   (41)       --
  Class B Shares...........................       (18,891)       --              --                   (35)       --
  Class C Shares...........................        (3,023)       --              --                   (10)       --
  Class K Shares...........................      (297,938)       --              --                (1,260)       --
  Class Y Shares...........................    (1,136,861)       --              --                  (486)       --
Distributions in excess of net realized
  capital gains:
  Class A Shares...........................       --             --              --                  (208)       --
  Class B Shares...........................       --             --              --                  (174)       --
  Class C Shares...........................       --             --              --                   (49)       --
  Class K Shares...........................       --             --              --                (6,320)       --
  Class Y Shares...........................       --             --              --                (2,435)       --
Net increase/(decrease) in net assets from
  Fund share transactions:
  Class A Shares...........................       228,993      (2,654,569)        68,356         (351,394)    (1,324,211)
  Class B Shares...........................     1,033,108       1,966,814         90,665          703,511       (124,604)
  Class C Shares...........................       (73,187)      1,197,812        (45,045)          75,591         (5,241)
  Class K Shares...........................    (9,287,513)    (65,340,627)        19,851      (31,082,946)   (17,243,110)
  Class Y Shares...........................   (77,801,740)    (61,060,827)   (15,128,858)     (38,640,959)      (125,359)
                                             ------------   -------------   ------------     ------------   ------------
Net decrease in net assets.................   (95,994,267)   (136,119,175)   (17,183,355)     (76,753,743)   (20,210,812)
NET ASSETS:
Beginning of period........................   257,774,767     547,698,055     51,792,976      297,027,643     68,773,262
                                             ------------   -------------   ------------     ------------   ------------
End of period..............................  $161,780,500   $ 411,578,880   $ 34,609,621     $220,273,900   $ 48,562,470
                                             ============   =============   ============     ============   ============
Undistributed net investment
  income/(loss)............................  $    628,603   $     805,996   $   (718,007)    $    660,634   $     29,252
                                             ============   =============   ============     ============   ============

                       See Notes to Financial Statements.

                                     MONEY MARKET FUNDS
    MUNDER         MUNDER            MUNDER           MUNDER         MUNDER
    TAX-FREE       TAX-FREE SHORT-   CASH             TAX-FREE       U.S. TREASURY
    BOND           INTERMEDIATE      INVESTMENT       MONEY MARKET   MONEY MARKET
    FUND           BOND FUND         FUND             FUND           FUND
    $  6,539,032   $    9,149,816    $   68,151,587   $10,830,783    $  2,968,198
      (1,275,615)         201,891                 4       (43,381)        --
      (1,643,941)      (3,196,894)         --             --              --
    ------------   ---------------   --------------   ------------   ------------
       3,619,476        6,154,813        68,151,591    10,787,402       2,968,198
         (86,986)        (201,394)       (6,872,015)   (2,381,327)       (743,504)
         (39,137)         (39,295)         --             --              --
          (5,827)          (7,806)         --             --              --
      (6,343,987)      (8,715,124)      (46,952,145)   (7,794,988)       (971,941)
        (118,009)        (261,441)      (14,327,427)     (654,468)     (1,252,753)
         (15,960)         (22,864)         --             --              --
          (6,652)          (6,027)         --             --              --
          (2,012)            (515)         --             --              --
      (1,280,935)      (1,267,334)         --             --              --
         (22,655)         (30,994)         --             --              --
         --                (1,669)         --             --              --
         --                  (295)         --             --              --
         --              --                --             --              --
         --                  (801)         --             --              --
         --                  (962)         --             --              --
        (396,261)         175,550       (13,012,440)   13,057,990      (6,409,708)
         217,487          115,449          --             --              --
        (206,371)          98,309          --             --              --
     (35,045,197)     (63,740,501)      (58,127,959)  (59,787,068)     (8,337,133)
        (372,967)        (127,041)     (160,968,839)   (5,246,658)    (19,701,415)
    ------------   ---------------   --------------   ------------   ------------
     (40,105,993)     (67,879,942)     (232,109,234)  (52,019,117)    (34,448,256)
     180,206,979      283,122,155     1,363,539,384   379,173,044      82,784,723
    ------------   ---------------   --------------   ------------   ------------
    $140,100,986   $  215,242,213    $1,131,430,150   $327,153,927   $ 48,336,467
    ============   ===============   ==============   ============   ============
    $     80,970   $      121,835    $     --         $   --         $    --
    ============   ===============   ==============   ============   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes in Net Assets, Year Ended June 30, 1999

                                                       EQUITY FUNDS
                                                                      MUNDER                          MUNDER          MUNDER
                                                       MUNDER         EQUITY         MUNDER           INTERNATIONAL   MICRO-CAP
                                                       BALANCED       INCOME         INDEX 500        EQUITY          EQUITY
                                                       FUND           FUND           FUND             FUND            FUND
Net investment income/(loss).........................  $  1,237,873   $  3,632,954   $   10,065,348   $  2,457,024    $  (623,751)
Net realized gain/(loss) on investments sold.........    14,076,577     10,528,419       16,041,464      9,078,930     (6,696,854)
Net change in unrealized appreciation/(depreciation)
  of investments.....................................   (10,208,561)     1,735,753      180,563,695     10,045,666     10,124,607
                                                       ------------   ------------   --------------   ------------    -----------
Net increase/(decrease) in net assets resulting from
  operations.........................................     5,105,889     15,897,126      206,670,507     21,581,620      2,804,002
Dividends to shareholders from net investment income:
    Class A Shares...................................       (20,597)       (75,395)      (2,632,324)       (59,090)       --
    Class B Shares...................................        (9,726)       (11,422)      (1,254,520)        (6,706)       --
    Class C Shares...................................        (1,589)        (4,869)        --              (12,169)       --
    Class K Shares...................................      (495,656)    (2,515,841)      (1,806,046)    (1,142,060)       --
    Class Y Shares...................................      (653,889)      (546,965)      (3,323,108)    (1,239,749)       --
Distributions to shareholders in excess of net
  investment income:
    Class A Shares...................................       --             --              --              --             --
    Class B Shares...................................       --             --              --              --             --
    Class C Shares...................................       --             --              --              --             --
    Class K Shares...................................       --             --              --              --             --
    Class Y Shares...................................       --             --              --              --             --
Distributions to shareholders from net realized
  gains:
    Class A Shares...................................      (111,254)      (453,417)      (2,169,071)       (76,269)      (158,713)
    Class B Shares...................................       (91,842)      (202,291)      (1,537,617)       (13,857)      (282,930)
    Class C Shares...................................       (12,800)       (66,154)        --              (25,947)      (123,793)
    Class K Shares...................................    (3,289,822)   (18,732,778)      (1,904,925)    (1,540,788)       (44,400)
    Class Y Shares...................................    (3,992,119)    (3,210,916)      (2,728,139)    (1,475,693)      (301,983)
Distributions to shareholders in excess of realized
  gains:
    Class A Shares...................................       --             --              --              --             --
    Class B Shares...................................       --             --              --              --             --
    Class C Shares...................................       --             --              --              --             --
    Class K Shares...................................       --             --              --              --             --
    Class Y Shares...................................       --             --              --              --             --
Distributions to shareholders from capital:
    Class A Shares...................................       --             --              --              --             --
    Class B Shares...................................       --             --              --              --             --
    Class C Shares...................................       --             --              --              --             --
    Class K Shares...................................       --             --              --              --             --
    Class Y Shares...................................       --             --              --              --             --
Net increase/(decrease) in net assets from Fund share
  transactions:
    Class A Shares...................................       701,203     (4,014,850)     134,515,408      8,893,119     (1,056,169)
    Class B Shares...................................     1,149,209      1,998,157      134,033,626        (67,178)    (2,329,218)
    Class C Shares...................................       239,877       (421,392)        --               99,990     (1,095,036)
    Class K Shares...................................    (3,404,875)    (2,066,361)      61,622,699     (7,374,138)      (354,975)
    Class Y Shares...................................   (28,897,431)     5,560,859      (43,886,978)   (10,808,955)       599,445
                                                       ------------   ------------   --------------   ------------    -----------
Net increase/(decrease) in net assets................   (33,785,422)    (8,866,509)     475,599,512      6,732,130     (2,343,770)
NET ASSETS:
Beginning of period..................................    80,567,994    264,242,632      827,838,134    217,292,695     52,615,139
                                                       ------------   ------------   --------------   ------------    -----------
End of period........................................  $ 46,782,572   $255,376,123   $1,303,437,646   $224,024,825    $50,271,369
                                                       ============   ============   ==============   ============    ===========
Undistributed net investment income/(loss)...........  $     14,245   $     30,504   $     --         $    201,333    $   --
                                                       ============   ============   ==============   ============    ===========

                       See Notes to Financial Statements.


    MUNDER         MUNDER                        MUNDER         MUNDER                      MUNDER
    MULTI-         REAL ESTATE    MUNDER         SMALL          FRAMLINGTON   MUNDER        FRAMLINGTON
    SEASON         EQUITY         SMALL-CAP      COMPANY        EMERGING      FRAMLINGTON   INTERNATIONAL
    GROWTH         INVESTMENT     VALUE          GROWTH         MARKETS       HEALTHCARE    GROWTH
    FUND           FUND           FUND           FUND           FUND          FUND          FUND
    $   (691,376)  $  4,085,199   $    747,138   $ (1,192,489)  $  193,154    $ (307,022)    $    35,565
      89,416,385     (1,754,780)    (3,939,228)   (59,134,679)  (7,298,698)     (472,670)        433,878
       9,480,176     (9,497,908)    (5,751,711)    16,665,056   19,150,617    (1,882,965)      3,799,029
    ------------   ------------   ------------   ------------   -----------   -----------    -----------
      98,205,185     (7,167,489)    (8,943,801)   (43,662,112)  12,045,073    (2,662,657)      4,268,472
         --            (148,737)       (32,483)       --            --            --             --
         --            (229,771)          (590)       --            --            --             --
         --             (51,338)          (365)       --            --            --             --
         --             (90,219)      (301,291)       --            --            --             --
        (345,882)    (3,909,906)      (420,084)       --            --            --             --
         --             --             (11,564)       --            --            --             --
         --             --              (4,201)       --            --            --             --
         --             --              (2,599)       --            --            --             --
         --             --             (26,396)       --            --            --             --
         --             --             --            (245,135)      --            --             --
      (2,451,617)       (92,242)      (182,203)    (1,595,064)      --           (34,003)         (1,318)
      (7,432,162)      (173,403)       (68,000)      (920,567)      --           (61,201)           (264)
       1,028,461)       (39,951)       (42,037)      (370,434)      --           (18,261)            (92)
     (22,000,121)       (60,204)    (1,344,886)    (9,282,837)      --            (1,180)           (904)
     (21,500,520)    (2,367,839)    (1,361,469)   (12,457,292)      --           (38,003)        (31,731)
         --             --             --             --            --            (6,191)        --
         --             --             --             --            --           (11,143)        --
         --             --             --             --            --            (3,325)        --
         --             --             --             --            --              (215)        --
         --             --             --             --            --            (6,919)        --
         --             (21,931)       --             --            --            --             --
         --             (38,530)       --             --            --            --             --
         --              (8,546)       --             --            --            --             --
         --             (12,479)       --             --            --            --             --
         --            (522,878)       --             --            --            --             --
      14,240,459         49,263     (1,568,355)     4,650,565      238,069      (995,684)        892,175
      (4,872,510)      (576,360)       337,976     (2,785,595)     479,951      (905,614)        (36,560)
      (1,410,384)       (26,150)       116,967     (1,252,201)     277,007    (1,224,944)        (27,499)
      56,882,761        480,851     (2,862,277)    (7,189,080)  (3,994,617)      (82,506)       (479,640)
     (60,956,845)    (1,066,406)    (5,824,485)    (9,567,847)     429,997       483,685      (7,524,088)
    ------------   ------------   ------------   ------------   -----------   -----------    -----------
      47,329,903    (16,074,265)   (22,542,143)   (84,677,599)   9,475,480    (5,568,161)     (2,941,449)
     756,956,846     97,324,807    167,592,409    410,158,685   47,398,309    22,647,412      69,302,115
    ------------   ------------   ------------   ------------   -----------   -----------    -----------
    $804,286,749   $ 81,250,542   $145,050,266   $325,481,086   $56,873,789   $17,079,251    $66,360,666
    ============   ============   ============   ============   ===========   ===========    ===========
    $    --        $    --        $     16,492   $    --        $   --        $   (3,654)    $  (104,043)
    ============   ============   ============   ============   ===========   ===========    ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes in Net Assets, Year Ended June 30, 1999
                                    (Continued)

                                               INCOME FUNDS
                                                              MUNDER          MUNDER          MUNDER U.S.    MUNDER
                                               MUNDER         INTERMEDIATE    INTERNATIONAL   GOVERNMENT     MICHIGAN
                                               BOND           BOND            BOND            INCOME         TAX-FREE
                                               FUND           FUND            FUND            FUND           BOND FUND
Net investment income........................  $ 15,805,008   $ 31,114,588     $ 1,756,534    $ 17,445,233   $ 2,679,295
Net realized gain/(loss) on investments
  sold.......................................       113,541       (638,020)        869,858        (332,111)      363,391
Net change in unrealized
  appreciation/(depreciation) of
  investments................................   (10,652,037)   (13,474,110)       (617,503)    (10,742,077)   (2,577,732)
                                               ------------   ------------     -----------    ------------   -----------
Net increase in net assets resulting from
  operations.................................     5,266,512     17,002,458       2,008,889       6,371,045       464,954
Dividends to shareholders from net investment
  income:
    Class A Shares...........................      (110,890)      (467,224)         (5,912)       (213,866)      (84,644)
    Class B Shares...........................       (76,952)      (104,235)         (1,778)       (169,414)      (20,266)
    Class C Shares...........................       (13,121)       (10,373)            (43)        (33,137)       (7,361)
    Class K Shares...........................    (2,596,504)   (18,796,958)         (1,327)    (11,734,377)   (2,518,676)
    Class Y Shares...........................   (12,260,301)   (11,485,716)     (1,019,898)     (4,114,959)      (43,650)
Distributions to shareholders from net
  realized gains:
    Class A Shares...........................       --             --               (4,410)         (4,336)      (29,157)
    Class B Shares...........................       --             --               (1,957)         (4,239)      (10,432)
    Class C Shares...........................       --             --                  (50)           (976)       (3,824)
    Class K Shares...........................       --             --               (1,083)       (254,250)   (1,053,829)
    Class Y Shares...........................       --             --             (732,896)        (84,482)      (15,888)
Distributions in excess of net realized
  capital gains:
    Class A Shares...........................       --             --              --               (1,949)      --
    Class B Shares...........................       --             --              --               (1,905)      --
    Class C Shares...........................       --             --              --                 (439)      --
    Class K Shares...........................       --             --              --             (114,252)      --
    Class Y Shares...........................       --             --              --              (37,964)      --
Net increase/(decrease) in net assets from
  Fund share transactions:
    Class A Shares...........................     1,082,357      3,155,208         204,393       2,106,533       717,704
    Class B Shares...........................     2,032,030      3,287,122          32,380       3,922,510        24,599
    Class C Shares...........................       386,963        552,291          52,731       1,142,790        40,325
    Class K Shares...........................    10,118,927     (7,527,036)        (53,407)      1,090,361     9,613,181
    Class Y Shares...........................   (13,039,842)   (28,657,896)      1,107,190       4,931,332       553,700
                                               ------------   ------------     -----------    ------------   -----------
Net increase/(decrease) in net assets........    (9,210,821)   (43,052,359)      1,582,822       2,794,026     7,626,736
NET ASSETS:
Beginning of period..........................   266,985,588    590,750,414      50,210,154     294,233,617    61,146,546
                                               ------------   ------------     -----------    ------------   -----------
End of period................................  $257,774,767   $547,698,055     $51,792,976    $297,027,643   $68,773,282
                                               ============   ============     ===========    ============   ===========
Undistributed net investment income..........  $    591,759   $    934,341     $ 1,501,834    $    446,422   $    53,564
                                               ============   ============     ===========    ============   ===========

                       See Notes to Financial Statements.

                                             MONEY MARKET FUNDS
    MUNDER             MUNDER                MUNDER               MUNDER             MUNDER
    TAX-FREE           TAX-FREE SHORT-       CASH                 TAX-FREE           U.S. TREASURY
    BOND               INTERMEDIATE          INVESTMENT           MONEY MARKET       MONEY MARKET
    FUND               BOND FUND             FUND                 FUND               FUND
    $  7,648,203        $ 10,994,745         $   59,625,542        $ 8,687,533       $  4,091,365
       4,151,537           2,619,695               --                    2,388            --
      (9,789,711)         (6,462,466)              --                  --                 --
    ------------        ------------         --------------       ------------       ------------
       2,010,029           7,151,974             59,625,542          8,689,921          4,091,365
         (97,210)           (232,599)            (5,702,448)        (1,771,500)          (462,365)
         (23,614)            (28,549)              --                  --                 --
          (2,137)             (1,046)              --                  --                 --
      (7,417,078)        (10,424,146)           (38,263,538)        (6,347,694)        (2,092,400)
        (144,808)           (337,854)           (15,659,556)          (568,339)        (1,536,600)
         (93,983)            (57,554)              --                  --                 --
         (25,703)             (9,614)              --                  --                 --
          (1,675)               (136)              --                  --                 --
      (6,883,736)         (2,598,200)              --                  --                 --
        (114,516)            (78,091)              --                  --                 --
         --                 --                     --                  --                 --
         --                 --                     --                  --                 --
         --                 --                     --                  --                 --
         --                 --                     --                  --                 --
         --                 --                     --                  --                 --
           1,759            (822,519)             2,045,869         (4,164,201)        18,394,886
         334,729             855,361               --                  --                 --
         383,951             155,186               --                  --                 --
      (7,856,749)        (20,332,001)           196,865,078         83,938,192        (19,470,068)
      (1,103,133)         (2,156,522)            30,706,000          1,392,428         (3,469,552)
    ------------        ------------         --------------       ------------       ------------
     (21,033,874)        (28,916,310)           229,616,947         81,168,807         (4,544,734)
     201,240,853         312,038,465          1,133,922,437        298,004,237         87,329,457
    ------------        ------------         --------------       ------------       ------------
    $180,206,979        $283,122,155         $1,363,539,384       $379,173,044       $ 82,784,723
    ============        ============         ==============       ============       ============
    $    135,148        $    197,079         $     --             $   --             $    --
    ============        ============         ==============       ============       ============

                       See Notes to Financial Statements.

                                                     CLASS A, B, II & Y SHARES
[THE MUNDER FUNDS LOGO] (TM)

Investments
 for all seasons

                                                                        Annual
                                                                   Report

                                                                 JUNE 30, 2000

                                                  THE MUNDER FOCUS GROWTH FUND
                                                        THE MUNDER FRAMLINGTON
                                                GLOBAL FINANCIAL SERVICES FUND
                                          THE MUNDER GROWTH OPPORTUNITIES FUND

 T
"Throughout all market environments, we pay more attention to valuation and earnings growth than to momentum."

The Munder Funds
     Letter to shareholders
DEAR FELLOW SHAREHOLDERS:

             On the following pages you will find
the most recent financial information for the Munder
Focus Growth, Munder Framlington Global Financial
Services and Munder Growth Opportunities Funds. I hope that you are pleased with the performance and operations of the Funds.

             During the past six months, the stock
market has experienced volatility and a significant rotation from one sector to another. Technology, one of the leading sectors of the stock market during the first quarter, dropped into negative territory for the second quarter. The momentum game worked well for investors during the first quarter when the market was moving up and prices were rising. It was more painful in the second quarter when the market leaders began to decline and momentum investors rushed to sell stocks at the same time.
             Throughout all market environments, we pay more attention to valuation and earnings growth than to momentum. Valuation, when combined with a focus on growth, helps to keep a portfolio grounded in reality. In our view, ignoring valuation is closer to speculation than investing. Our continued focus on fundamentals has been particularly important given the wide diversity between top and bottom performers both between and within sectors.

             The Munder Funds offer a wide array of investment choices that allow each investor to tailor a portfolio to his or her own investment needs and risk levels. The equity funds outlined in this report range from the Munder Focus Growth Fund, which can serve as a core equity holding, to the Munder Framlington Global Financial Services Fund, a specialty fund that allows investors to increase the representation of financial services companies worldwide in their portfolios. The Munder Growth Opportunities Fund provides exposure to mid-capitalization companies, a segment of the market where attractive investment opportunities can be found.

             If you have any questions about any of these mutual fund offerings, or your current investments, please call your financial advisor. You may also contact the Fund at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in Munder Capital Management and The Munder Family of Mutual Funds. We value the opportunity to work with you towards meeting your investment objectives.

             Very truly yours,

             /s/ James C. Robinson
             James C. Robinson, CEO
             Munder Capital Management

           Table of
                   Contents

           ---------------------------------------------------------------------
           FUNDS OVERVIEW

                      III        Munder Focus Growth Fund
                      IV         Munder Framlington Global Financial Services
                                 Fund
                      V          Munder Growth Opportunities Fund
                      VI         HYPOTHETICALS AND TOTAL RETURNS

           PORTFOLIO OF INVESTMENTS --
                      1          Munder Focus Growth Fund
                      3          Munder Framlington Global Financial Services
                                 Fund
                      7          Munder Growth Opportunities Fund
                      9          FINANCIAL STATEMENTS
                      14         FINANCIAL HIGHLIGHTS
                      17         NOTES TO FINANCIAL STATEMENTS
                                 REPORT OF ERNST & YOUNG LLP, INDEPENDENT
                                 AUDITORS

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

           Management's Discussion of
                   Fund Performance

           ---------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
     The first calendar quarter of 2000 continued the pattern we have seen for some time now. Economic growth was strong. Labor markets were tight. Inflation, at least through February, was moderate. The current expansion, which began in March 1991, has now gone into the record books as the longest expansion in post-war history.

     Consumer spending continued to drive economic growth during the first quarter of 2000. Since the consumer sector accounted for approximately 68% of total economic activity, it was key to the strength of the economy. Consumer spending had been fueled by employment and income gains, increased debt levels, positive consumer sentiment and stock market wealth. At the end of the first quarter, stock market wealth was estimated to have increased by $8.7 trillion since 1994. The consumer sentiment reading published by the University of Michigan was 107.1% in March, down somewhat from February's level but still close to a record high. With consumer sentiment strong and the stock market up, consumers appeared willing to increase debt levels to help finance spending.

     Signs of moderation in economic growth appeared during the second quarter of 2000. Over the past several quarters, these signs have quickly given way to a rebound in the economy. This time, a growing number of analysts are viewing the moderation as real and sustainable. The rate increases engineered by the Federal Reserve may finally be having the intended effect of slowing the pace of the economy. One reason for greater confidence that the slowdown can be sustained is the fact that, during the second quarter, the moderation in demand was concentrated in domestic demand rather than the more volatile trade and inventory sectors. Most important, there is evidence that consumer spending is finally slowing, with weakness seen in both new vehicle sales and chain store sales. Income growth is finally beginning to outpace increases in consumer spending.

     One sector that has not yet shown signs of moderation is business investment in technology. The continued focus on technology-related spending bodes well for future productivity and should help to dampen inflationary pressures.

     The purchasing managers' index, which reflects activity in the industrial sector of the economy, has fallen every month from March through June. This decline, coupled with the 51.8% June reading, reflects positive but decelerating economic activity. (Any reading above 50 reflects growth.) The unemployment report for June was weaker than expected, contributing to the picture of moderating economic strength.

     As the economy slows, analysts have become divided on whether the Federal Reserve will tighten monetary policy yet another notch at its August 22 meeting. The relative strength or weakness of economic data reported up to that meeting will be scrutinized for its potential impact on the decision of the Federal Reserve. In the meantime, if a sustainable moderation in economic growth appears to be unfolding, the concerns of market watchers are likely to focus less on interest rate increases and more on the impact of slower economic growth on corporate earnings.

           ---------------------------------------------------------------------

THE STOCK MARKET
     Technology stocks were driven higher during the first quarter of 2000 by the same factors that were at work in 1999 -- strong fundamentals, positive earnings surprises and momentum investing. Momentum investors added to the upward pressure on technology stocks as they concentrated on stocks whose prices were increasing at an accelerating pace.

     Volatility, negative returns and a refocusing on fundamentals were the chief characteristics of the stock market during the second quarter of 2000. Between sectors and within sectors there was a wide diversity between top and bottom performers. This was a quarter when relative performance depended critically on being in the right stocks and not simply in the right sectors. Heightened worries about slower growth and higher interest rates hurt economically sensitive stocks but were positive for stocks that tend to exhibit a consistency in earnings over an economic cycle.

     Most of the major stock market indices were negative for the second quarter of 2000. The S&P 500 Index showed a return of -2.66% for the quarter, with negative returns in both April and May only partially offset by a positive return in June. For the first six months of 2000, the S&P 500 Index returned -0.42% and for the year ended June 30, 2000, the Index returned 7.25%. The healthcare sector was the strongest sector of the S&P 500 universe in the second quarter. In fact, healthcare stocks generated positive and double-digit returns across all size segments of the market. Other strong sectors of the S&P 500 universe included energy, utilities and consumer staples.

     Technology fell from its pedestal of market leader, a position it had enjoyed for over two years. Even with a sharp rebound in June, the sector fell into negative territory for the second quarter. Earlier in the quarter, the technology sell-off was fairly broad. Eventually, investors became more discriminating -- in selling as well as in buying -- and quality technology names pulled ahead of the pack. Other sectors of the S&P 500 universe generating negative returns for the quarter included basic materials, communication services, consumer cyclicals and technology.

     The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y shares, net of Fund expenses.

MUNDER FOCUS GROWTH FUND (FORMERLY THE MUNDER EQUITY SELECTION FUND)

FUND MANAGER: THE MUNDER FOCUS GROWTH FUND COMMITTEE
     The Fund exhibited a return of 19.71% for the year ended June 30, 2000 relative to the 7.25% return for the S&P 500 Index and the 2.96% average return for the Lipper universe of large-cap growth mutual funds. The Fund has earned above-median returns for the one-month, three-month and six-month time periods ending June 30.

     The strong relative return of the Fund for the quarter was due in large part to positive stock selection in the consumer cyclicals, consumer staples, technology, healthcare and communications sectors. In the consumer cyclicals sector, discount stores and consumer electronics were among the top performers. In the consumer staples sector, performance was driven by companies involved in food and drug distribution, as well as a drug store chain and a beverage company. Among the

           ---------------------------------------------------------------------

technology stocks, positive stock selection and an overweighting of semiconductor manufacturers and companies involved in telecommunications infrastructure offset weakness in the stocks of software and networking companies. Within the healthcare sector, biotechnology companies, managed care and hospitals were the top performers. Within these segments of the healthcare sector, strong performance came from both good stock selection and overweighted positions.

     The finance sector of the Fund experienced relatively weak performance. This weakness was driven by the stocks of firms engaged in brokerage activities. The stock prices of these companies were negatively impacted by investors' concerns over the direction of the stock market.

     Within each sector, the Fund continues to emphasize those industries that we believe have the most promising prospects for growth coupled with reasonable valuations. In the healthcare sector, we are overweighting the biotech industry because of the favorable outlook for high growth. Drug companies are underweighted because of concerns over the potential for legislation that could negatively impact the earnings of these companies. Technology choices are focused on manufacturers of semiconductors and telecommunications equipment. In the consumer staples sector, food and drug distributors and retail stores are emphasized, while companies providing household and personal care products are being avoided. We are focusing on discount stores and electronic retailers in the consumer cyclicals sector.

MUNDER FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND

FUND MANAGER: THE MUNDER FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND COMMITTEE
     The Fund earned a return of 7.89% for the year ended June 30, 2000 relative to the 1.19% return for the MSCI World Finance Index and the -10.14% average return for the Lipper universe of financial services mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year and two-year time periods ending June 30.

     The Fund held up well during the second quarter of 2000, given the roller-coaster ride that financial stocks experienced during the April through June time period. Rising short-term interest rates and credit quality warnings were the dominant story of the quarter for the financial sector. Early in the quarter, the threat of rising short-term interest rates in the U.S. and Europe pressured financial stocks as central banks attempted to slow down economic growth and control inflation. In late May and early June we saw a brief recovery led by U.S. financial stocks due to hope that the Federal Reserve might be near the end of its cycle of tightening monetary policy. Starting in mid-June, however, negative credit quality warnings by a few U.S. banks caused a slump in U.S. financial stocks and triggered profit-taking in European and U.K. financial stocks as well. At this point, we believe that the U.S. banking industry is simply experiencing normal credit quality slippage and that those banks with stronger credit cultures and diversified business models will be best prepared for this part of the economic cycle.

     Positive factors for the second quarter of 2000 included a good showing from many European insurance and asset-gathering stocks and strong performance from many of the U.S. holdings related to insurance and asset-management. An over-weighted position in U.K. financial stocks provided an additional but modest boost to returns. U.S. holdings related to companies that provide technology or Internet-related services to financial institutions bounced back strongly in June but had a negative

           ---------------------------------------------------------------------

impact on Fund performance for the quarter as a whole. Japanese holdings in the Fund were weak during the quarter, although the Fund did benefit from its underweighting of Japanese stocks .

     As of June 30, 2000, the Fund was over-weighted in the U.K. and Europe relative to its MSCI World Finance Index benchmark, neutral-weighted in the U.S. and under-weighted in Japan and the Far East.

MUNDER GROWTH OPPORTUNITIES FUND

FUND MANAGER: THE MUNDER GROWTH OPPORTUNITIES FUND COMMITTEE
     The Fund earned a return of 45.67% for the year ended June 30, 2000, relative to the 16.97% return for the S&P MidCap 400 Index and the 37.60% average return for the Lipper universe of mid-cap core mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, one-year and two-year time periods ending June 30.

     After generating negative returns in each of the first two months of the second quarter of 2000, the mid-capitalization segment of the market, as measured by the S&P 400 MidCap Index, managed to earn a positive return in June. The technology sector of the mid-cap market continued its volatile performance with technology stocks rebounding sharply in June. Even with this June reversal, the technology sector was the weakest sector of the mid-cap market for the quarter. Healthcare generated the strongest returns for the month and the quarter.

     The Fund generated strong relative returns for June and for the second quarter of 2000 as a whole. Fund strength was broad-based, with top performers representing a number of sectors, including capital goods, consumer cyclicals, utilities and technology. In addition, the Fund benefited from its slightly underweighted position in financials and basic materials, two of the weaker mid-cap sectors for the quarter.

     We continue to find the mid-cap market to be attractive. In our view, earnings growth remains robust and valuations are compelling. With greater uncertainty about the pace of economic growth and the course of interest rates, investors appear to be favoring higher quality companies with strong earnings prospects. This is the type of company that our investment style targets.

           Hypotheticals and Total Returns

           ---------------------------------------------------------------------

The following graphs represent the performance of the Funds since inception. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each Fund. The Lipper mutual fund averages were derived from a universe of only those mutual funds that were in existence as of the inception date of the Fund and are comprised of mutual funds which are categorized under the Funds' respective objectives by Lipper Analytical Services, Inc.

FOCUS GROWTH FUND
                                CLASS Y SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                                                             LIPPER CAPITAL
                                                                                                           APPRECIATION FUNDS
                                                         CLASS Y                  S&P 500 INDEX                  AVERAGE
                                                         -------                  -------------            ------------------
11/11/98                                                   10380                       10000                       10000
                                                         11138.8                       10576                       10916
                                                         11618.9                     11018.1                     11435.6
                                                         11198.3                     10675.4                     10868.4
                                                         11638.3                     11102.4                       11427
                                                         11879.3                     11532.1                       11843
                                                         11698.7                     11259.9                     11713.9
6/30/99                                                  12449.8                     11884.9                     12449.5
                                                         12088.7                       11514                     10637.9
                                                         11707.9                     11456.5                     10527.3
                                                           11489                     11142.6                     10527.3
                                                         12079.5                     11847.9                     10527.3
                                                         12208.8                     12088.4                     10527.3
                                                         13003.5                     12800.4                     10527.3
                                                         12713.6                     12157.8                     10527.3
                                                         13862.9                     11928.1                     10527.3
                                                         14797.2                     13094.6                       11102
                                                         14227.5                     12700.5                     10422.6
                                                         13637.1                     12440.1                     9794.11
6/30/00                                                    14904                     12747.4                     10534.5

                                                             LIPPER
                                                            CAPITAL
     CLASS AND       WITH      WITHOUT      S&P 500    APPRECIATION
   INCEPTION DATE    LOAD         LOAD        INDEX   FUNDS AVERAGE
------------------------------------------------------------------------------------
Class Y -- 11/11/98   N/A   $14,903.98   $12,747.38   $   10,534.55

                                  AVERAGE ANNUAL TOTAL RETURNS
                         ONE          ONE       SINCE        SINCE
     CLASS AND          YEAR         YEAR   INCEPTION    INCEPTION
   INCEPTION DATE     W/LOAD   W/OUT LOAD      W/LOAD   W/OUT LOAD
--------------------  -----------------------------------------------------
Class Y -- 11/11/98      N/A       19.71%         N/A       27.66%

           ---------------------------------------------------------------------

All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that, an investor's shares, upon redemption, may be worth more or less than original costs.

Aggregate total returns are derived by dividing the initial investment into the value of shares held at the end of a period and subtracting one from the result.

Figures for the Standard & Poor's Composite 500 Index ("S&P 500"), an unmanaged index of common stock prices, include reinvestment of dividends.

           ---------------------------------------------------------------------

FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND
                                CLASS Y SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                               MSCI WORLD FINANCE       LIPPER FINANCIAL SERVICES
                                                         CLASS Y                      INDEX                   FUNDS AVERAGE
                                                         -------               ------------------       -------------------------
6/24/98                                                 10190.00                    10000.00                    10000.00
6/30/98                                                 10580.30                    10283.00                     9903.00
                                                         8680.06                     8196.58                     7854.07
                                                         8316.36                     7760.52                     8083.41
                                                         9157.98                     8876.48                     8694.51
                                                         9799.04                     9593.70                     9216.18
                                                        10069.50                     9732.81                     9487.14
                                                         9988.94                     9725.03                     9494.73
                                                         9658.30                     9600.55                     9404.53
                                                         9828.29                    10085.40                     9662.21
                                                        10248.90                    10681.40                    10273.80
                                                         9758.02                     9865.36                     9883.43
6/30/99                                                 10056.60                    10114.00                    10156.20
                                                        10016.40                     9918.77                     9714.41
                                                         9906.20                     9896.95                     9231.61
                                                         9803.18                     9780.17                     8875.27
                                                        10581.50                    10688.70                     9891.49
                                                        10277.90                    10312.50                     9538.36
                                                        10522.50                    10379.50                     9353.32
                                                         9971.10                     9655.04                     8903.42
                                                         9899.30                     9113.39                     8167.11
                                                        10890.20                    10253.50                     9341.54
                                                        10512.30                     9847.44                     9056.62
                                                        10757.30                    10142.90                     9545.68
6/30/00                                                 10848.70                    10190.50                     9186.76

                             GROWTH OF A $10,000 INVESTMENT
                                                             LIPPER
                                                          FINANCIAL
     CLASS AND       WITH   WITHOUT      MSCI WORLD        SERVICES
   INCEPTION DATE    LOAD      LOAD   FINANCE INDEX   FUNDS AVERAGE
------------------------------------------------------------------------------------
Class Y -- 6/24/98    N/A   $10,849   $      10,191   $       9,187


                                  AVERAGE ANNUAL TOTAL RETURNS
                         ONE          ONE       SINCE        SINCE
     CLASS AND          YEAR         YEAR   INCEPTION    INCEPTION
   INCEPTION DATE     W/LOAD   W/OUT LOAD      W/LOAD   W/OUT LOAD
--------------------  -----------------------------------------------------
Class Y -- 6/24/98       N/A        7.89%         N/A        4.14%

GROWTH OPPORTUNITIES FUND
                                CLASS Y SHARE HYPOTHETICAL
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT [GRAPHIC IMAGE]

                                                                                                          LIPPER MID CAP FUNDS
                                                         CLASS Y                 S&P 400 MID-CAP                 AVERAGE
                                                         -------                 ---------------          --------------------
6/24/98                                                 10020.00                    10000.00                    10000.00
6/30/98                                                  9580.12                     9612.00                     9496.00
                                                         7439.92                     7823.21                     7683.21
                                                         8184.66                     8553.89                     8197.99
                                                         8494.86                     9318.61                     8698.07
                                                         8775.19                     9783.61                     9228.65
                                                         9655.34                    10965.50                    10117.40
                                                         9455.47                    10538.90                    10191.20
                                                         8634.74                     9986.68                     9604.21
                                                         8905.01                    10265.30                    10079.60
                                                         9435.74                    11075.20                    10666.30
                                                        10196.30                    11122.90                    10707.80
6/30/99                                                 10867.20                    11719.00                    11271.40
                                                        10496.60                    11470.60                    11046.00
                                                        10026.40                    11077.20                    10736.70
                                                        10171.70                    10734.90                    10849.40
                                                        10990.60                    11282.40                    11100.00
                                                        11901.70                    11874.70                    11772.70
                                                        12709.80                    12580.00                    11253.50
                                                        12085.80                    12225.30                    11460.60
                                                        13528.80                    13081.00                    12456.50
                                                        15165.80                    14175.90                    12201.20
                                                        14663.80                    13681.20                    11648.50
                                                        14520.10                    13510.20                    12607.10
6/30/00                                                 15829.80                    13708.80                    12607.10

                          GROWTH OF A $10,000 INVESTMENT
                                                       LIPPER
     CLASS AND       WITH   WITHOUT   S&P 400         MID CAP
   INCEPTION DATE    LOAD      LOAD    MIDCAP   FUNDS AVERAGE
------------------------------------------------------------------------------
Class Y -- 6/24/98    N/A   $15,830   $13,709   $      12,607

                                  AVERAGE ANNUAL TOTAL RETURNS
                         ONE          ONE       SINCE        SINCE
     CLASS AND          YEAR         YEAR   INCEPTION    INCEPTION
   INCEPTION DATE     W/LOAD   W/OUT LOAD      W/LOAD   W/OUT LOAD
--------------------  -----------------------------------------------------
Class Y -- 6/24/98       N/A       45.67%         N/A       25.54%

           ---------------------------------------------------------------------

All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that, an investor's shares, upon redemption, may be worth more or less than original costs.

Aggregate total returns are derived by dividing the initial investment into the value of shares held at the end of a period and subtracting one from the result.

Figures for the Standard & Poor's Composite 500 Index ("S&P 500"), an unmanaged index of common stock prices, include reinvestment of dividends.

                      [This Page Intentionally Left Blank]

                            Munder Focus Growth Fund
                      Portfolio of Investments, June 30, 2000
--------------------------------------------------------------------------------


SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.8%
     ADVERTISING -- 0.9%
    2,725 Interpublic Group of
             Companies, Inc.                                          $  117,175
                                                                      ----------

     BANKS -- 1.4%
    3,600 Firstar Corporation                                             75,825
    1,625 Northern Trust Corporation                                     105,727
                                                                      ----------

                                                                         181,552
                                                                      ----------

     BUSINESS EQUIPMENT AND SUPPLIES -- 1.2%
    2,325 Lexmark International
             Group, Inc., Class A +                                      156,356
                                                                      ----------

     BUSINESS SERVICES -- 5.8%
    3,950 Amdocs Ltd. +                                                  303,162
    3,125 Automatic Data Processing, Inc.                                167,383
    8,600 Republic Services, Inc. +                                      137,600
    1,025 WebMethods, Inc. +                                             161,117
                                                                      ----------

                                                                         769,262
                                                                      ----------

     COMPUTER HARDWARE, SOFTWARE OR
     SERVICES -- 20.7%
   11,500 Cisco Systems, Inc. +                                          730,969
    5,100 EMC Corporation +                                              392,381
    2,075 International Business Machines
             Corporation                                                 227,342
    5,800 Microsoft Corporation +                                        464,000
    4,750 Oracle Systems Corporation +                                   399,297
    1,950 Sun Microsystems, Inc. +                                       177,328
    3,075 VERITAS Software
             Corporation +                                               347,523
                                                                      ----------

                                                                       2,738,840
                                                                      ----------

     DIVERSIFIED -- 8.7%
      825 Corning, Inc.                                                  222,647
   12,300 General Electric Company                                       651,900
    5,800 Tyco International Ltd.                                        274,775
                                                                      ----------

                                                                       1,149,322
                                                                      ----------

     ELECTRONICS -- 2.0%
    1,350 Applied Micro Circuits
             Corporation +                                               133,312
    2,675 Jabil Circuit, Inc. +                                          132,747
                                                                      ----------

                                                                         266,059
                                                                      ----------


     FINANCIAL SERVICES -- 0.5%
    1,775 Federal Home Loan
             Mortgage Corporation                                         71,888
                                                                      ----------

     FOOD AND BEVERAGES -- 4.7%
    3,400 Anheuser-Busch Companies, Inc.                                 253,937
    5,100 Safeway, Inc. +                                                230,138
    3,525 Starbucks Corporation +                                        134,611
                                                                      ----------

                                                                         618,686
                                                                      ----------

     FOOD DISTRIBUTION -- 1.9%
    1,200 Bestfoods                                                       83,100
    4,200 SYSCO Corporation                                              176,925
                                                                      ----------

                                                                         260,025
                                                                      ----------

     HEALTH CARE -- 10.2%
    3,150 American Home Products
             Corporation                                                 185,063
    3,750 Amgen, Inc. +                                                  263,437
    1,400 Enzon, Inc. +                                                   59,500
    9,900 Health Management Associates,
             Class A +                                                   129,319
    3,650 Merck & Company, Inc.                                          279,681
      300 Protein Design Laboratories,
             Inc. +                                                       49,486
    4,850 Schering-Plough Corporation                                    244,925
    1,675 UnitedHealth Group, Inc.                                       143,631
                                                                      ----------

                                                                       1,355,042
                                                                      ----------

     HEALTH CARE -- INSTRUMENTS, SERVICE, AND
     SUPPLIES -- 7.1%
    3,525 Baxter International, Inc.                                     247,852
    3,850 Biomet, Inc.                                                   147,984
    4,000 Cardinal Health, Inc.                                          296,000
    1,800 Johnson & Johnson Company                                      183,375
      800 QLT PhotoTherapeutics, Inc. +                                   61,850
                                                                      ----------

                                                                         937,061
                                                                      ----------

     INSURANCE -- 1.1%
    1,200 American International
             Group, Inc.                                                 141,000
                                                                      ----------

     OIL AND GAS -- 0.8%
    2,600 Noble Drilling Corporation +                                   107,088
                                                                      ----------


                        See Notes to Financial Statements

                            Munder Focus Growth Fund
                     Portfolio of Investments, June 30, 2000
                                   (Continued)
--------------------------------------------------------------------------------

SHARES                                                                   VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     RESTAURANTS -- 2.4%
   10,900 Brinker International, Inc. +                              $   318,825
                                                                     -----------

     RETAIL -- 7.4%
   11,500 Family Dollar Stores, Inc.                                     224,968
    2,900 Home Depot, Inc.                                               144,819
    4,050 RadioShack Corporation                                         191,869
    4,125 Wal-Mart Stores, Inc.                                          237,703
    5,700 Walgreen Company                                               183,469
                                                                     -----------

                                                                         982,828
                                                                     -----------

     SEMICONDUCTORS -- 13.8%
    1,825 Altera Corporation +                                           186,036
    2,925 Applied Materials, Inc. +                                      265,078
    5,500 Intel Corporation                                              735,281
    1,175 PMC-Sierra, Inc. +                                             208,783
      600 SDL, Inc. +                                                    171,113
    3,750 Texas Instruments, Inc.                                        257,578
                                                                     -----------

                                                                       1,823,869
                                                                     -----------

     TELECOMMUNICATIONS -- 4.5%
    3,225 Nortel Networks Corporation                                    220,106
    2,925 Qwest Communications
             International, Inc. +                                       145,336
    2,000 VoiceStream Wireless
             Corporation +                                               232,594
                                                                     -----------

                                                                         598,036
                                                                     -----------

     TELECOMMUNICATIONS EQUIPMENT -- 2.3%
    3,350 Comverse Technology, Inc. +                                    311,550
                                                                     -----------

     TRANSPORTATION -- 0.4%
      575 Kansas City Southern
             Industries, Inc.                                             50,995
                                                                     -----------

TOTAL COMMON STOCKS
   (Cost $10,218,063)                                                 12,955,459
                                                                     -----------

PRINCIPAL
 AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
   (Cost  $320,000)
 $320,000 Agreement with State Street Bank and Trust Company, 6.350% dated
          06/30/2000, to be repurchased at $320,169 on 07/03/2000,
          collateralized by $340,000 U.S. Treasury Note, 5.375% maturing
          06/30/2003
          (value $330,820)                                          $    320,000
                                                                    ------------

TOTAL INVESTMENTS
   (Cost  $10,538,063*)            100.2%                             13,275,459
OTHER ASSETS AND
LIABILITIES (NET)                   (0.2)                                (28,073)
                                   -----                            ------------

NET ASSETS                         100.0%                           $ 13,247,386
                                   =====                            ============


--------------------------------------------------------------------------------
   * Aggregate cost for Federal tax purposes is $10,543,617.
   + Non-income producing security.

                        See Notes to Financial Statements

                Munder Framlington Global Financial Services Fund
                     Portfolio of Investments, June 30, 2000
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 91.9%
     AUSTRIA -- 0.8%
      850 Erste Bank AG                                                 $ 36,030
                                                                        --------

     BERMUDA -- 0.8%
    1,200 ACE Ltd.                                                        33,600
                                                                        --------

     FINLAND -- 1.4%
      650 Pohjola Group Insurance
             Corporation, Series B                                        22,973
    1,000 Sampo Insurance Company
             Ltd., Series A                                               40,575
                                                                        --------

                                                                          63,548
                                                                        --------

     FRANCE -- 2.7%
      325 AXA Company                                                     51,196
      686 Banque Nationale de Paris                                       66,016
      600 Self Trade+                                                      4,611
                                                                        --------

                                                                         121,823
                                                                        --------

     GERMANY -- 5.6%
      700 Bayerische Vereinsbank AG                                       45,216
    1,200 Commerzbank AG                                                  43,007
      350 Consors Discount Broker AG+                                     31,243
      500 Deutsche Bank AG                                                41,148
    1,000 Direkt Anlage Bank AG+                                          35,897
      130 Muenchener Rueckversicherugs
             AG+                                                          40,833
      600 OnVista AG+                                                     14,320
                                                                        --------

                                                                         251,664
                                                                        --------

     IRELAND -- 0.7%
    3,000 Bank of Ireland                                                 18,774
    1,000 Bank of Ireland                                                  6,301
      912 Irish Life & Permanent Plc                                       7,719
                                                                        --------

                                                                          32,794
                                                                        --------

     ITALY -- 4.4%
    7,000 Banca Fideuram SpA                                             105,590
    3,000 Banca Popolare di Lodi                                          34,541
    3,500 Mediolanum SpA                                                  56,938
                                                                        --------

                                                                         197,069
                                                                        --------

     JAPAN -- 7.9%
    6,000 Asahi Bank, Ltd.                                                25,220
    1,800 Credit Saison Company Ltd.                                      41,732
    1,000 Mitsubishi Estate Company Ltd.                                  11,762
    2,000 Nichiei Company Ltd.                                            32,798
    2,000 Nomura Securities Company Ltd.                                  48,914
      400 Orix Corporation                                                58,998
      400 Promise Company Ltd.                                            31,591
    3,000 The Bank of Tokyo-Mitsubishi
             Ltd                                                          36,219
    3,000 The Sumitomo Bank, Ltd.                                         36,756
    4,000 The Sumitomo Trust & Banking
             Company+                                                     28,463
                                                                        --------

                                                                         352,453
                                                                        --------

     NETHERLANDS -- 2.7%
    2,102 ABN AMRO Holdings                                               51,494
    1,000 ING Groep NV                                                    67,593
                                                                        --------

                                                                         119,087
                                                                        --------

     PORTUGAL -- 0.7%
    6,000 Banco Comercial Portugues,
             SA (BCP)                                                     31,219
                                                                        --------

     SPAIN -- 1.9%
    2,000 Banco Bilbao Vizcaya
             Argentaria SA                                                29,882
    5,000 Banco Santander Central
             Hispano SA                                                   52,747
                                                                        --------

                                                                          82,629
                                                                        --------

     SWEDEN -- 5.2%
    2,400 Forenings Sparbanken AB                                         35,102
    7,000 Nordbanken Holding AB                                           52,778
    5,400 Skandia Forsakrings AB                                         142,653
                                                                        --------

                                                                         230,533
                                                                        --------

     SWITZERLAND -- 2.5%
       29 Baloise Holding Ltd.                                            28,799
      300 UBS AG                                                          43,952
      215 Verwaltungs-und Privat-Bank
             AG                                                           41,055
                                                                        --------

                                                                         113,806
                                                                        --------

     UNITED KINGDOM -- 17.1%
    1,650 Abbey National Plc                                              19,723
    1,300 Allied Zurich Plc+                                              15,372
    1,550 Barclays Bank Plc                                               38,533
    6,500 Brit Insurance Holdings Plc                                      8,163
    3,500 British Land Company Plc                                        21,448
    2,740 CGU Plc                                                         45,605
   14,000 Countrywide Assured Group Plc                                   29,021

                        See Notes to Financial Statements

                Munder Framlington Global Financial Services Fund
                     Portfolio of Investments, June 30, 2000
                                   (Continued)
--------------------------------------------------------------------------------

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     UNITED KINGDOM -- (CONTINUED)
    4,707 Egg Plc+                                                    $   12,250
      600 Euro Sales Finance Plc                                          11,655
    3,230 Friends Ivory & Sime Plc                                        13,465
    6,000 Goshawk Insurance Holdings Plc                                   6,746
    4,000 Grantchester Holdings Plc                                       10,350
    2,000 Hitachi Credit (Uk) Plc                                         10,077
   10,000 HSBC Holdings Plc                                              114,315
    6,000 interactive investor
             international Plc+                                            4,085
    5,000 Intermediate Capital Group Plc                                  53,337
   10,000 Legal & General Group Plc                                       23,378
    3,000 Liberty International
             Holdings Plc                                                 24,058
    6,000 Limit Plc                                                       12,483
    5,200 Lloyds TSB Group Plc                                            49,097
    4,500 London Scottish Bank Plc                                         7,081
    3,000 Paragon Group Companies Plc                                      6,264
    4,000 Provident Financial Plc                                         42,064
    1,800 Prudential Corporation Plc                                      26,364
    3,001 Royal Bank of Scotland
             Group Plc                                                    50,218
    1,000 Schroders Plc                                                   17,976
    2,811 Shaftesbury Plc                                                 10,846
    3,707 Sun Life & Provincial
             Holdings Plc                                                 28,158
   11,805 Towry Law Plc+                                                  32,152
    2,500 Wintrust Plc                                                    18,346
                                                                      ----------

                                                                         762,630
                                                                      ----------

     UNITED STATES -- 37.5%
      600 Ambac Financial Group, Inc.                                     32,887
    1,000 American Capital Strategies Ltd.                                23,875
      800 American International
             Group, Inc.                                                  94,000
      900 AXA Financial, Inc.                                             30,600
      800 Bank of America Corporation                                     34,400
    1,200 Bank of New York Company,
             Inc                                                          55,800
      600 Bottomline Technologies, Inc.+                                  20,513
    1,028 Charles Schwab Corporation                                      34,570
    1,950 Chase Manhattan Corporation                                     89,822
      500 CheckFree Holdings
             Corporation+                                                 25,781
    2,100 Citigroup, Inc.                                                126,525
      400 Corillian Corporation+                                           6,650
    2,200 Federal Home Loan Mortgage
             Corporation                                                  89,100
    3,000 Firstar Corporation                                             63,187
      500 Fiserv, Inc.+                                                   21,625
    3,200 FleetBoston Financial
             Corporation                                                 108,800
    1,000 Heller Financial, Inc.                                          20,500
      600 Intuit, Inc.+                                                   24,825
    2,200 John Hancock Financial
             Services, Inc.+                                              52,112
      350 Kansas City Southern Industries,
             Inc                                                          31,041
      800 Lehman Brothers Holdings, Inc.                                  75,650
      400 Marshall & Ilsley Corporation                                   16,600
    1,300 Mellon Financial Corporation                                    47,369
      200 Merrill Lynch & Company, Inc.                                   23,000
      500 Metris Companies, Inc.                                          12,563
      800 MGIC Investment Corporation                                     36,400
    1,300 Morgan Stanley, Dean Witter and
             Company                                                     108,225
    1,200 Online Resources & Communications
             Corporation+                                                  7,725
      400 Paine Webber Group, Inc.                                        18,200
    1,500 PNC Bank Corporation                                            70,312
      500 Providian, LLC                                                  45,000
    1,500 Radian Group, Inc.                                              77,625
      600 ReliaStar Financial Corporation                                 31,463
      300 S1 Corporation+                                                  6,994
      400 Silicon Valley Bancshares+                                      17,050
      400 SunTrust Banks, Inc.                                            18,275
    1,100 Wells Fargo & Company                                           42,625
      900 Wit Soundview Group, Inc.+                                       9,661
      500 Zions Bancorp                                                   22,945
                                                                      ----------

                                                                       1,674,295
                                                                      ----------

TOTAL COMMON STOCKS
   (Cost $3,823,150)                                                   4,103,180
                                                                      ----------
PREFERRED STOCKS -- 2.2%
   (Cost $35,291)
     GERMANY -- 2.2%
      200 Marschollek, Lautenschlaeger
             und Partner AG                                               98,926
                                                                      ----------


WARRANTS -- 0.0% #
   (Cost $0)
     FRANCE -- 0.0% #
      221 Banque Nationale de Paris,
             expires 07/15/02+                                             1,139
                                                                      ----------


                        See Notes to Financial Statements

                Munder Framlington Global Financial Services Fund
                     Portfolio of Investments, June 30, 2000
                                   (Continued)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.3%
   (Cost $103,000)
 $103,000 Agreement with State Street Bank and Trust Company, 6.350% dated
          06/30/2000, to be repurchased at $103,055 on 07/03/2000,
          collateralized by $85,000 U.S. Treasury Bond, 8.750% maturing
          05/15/2017
          (value $107,950)                                            $  103,000
                                                                      ----------

TOTAL INVESTMENTS
   (Cost $3,961,441*)                                   96.4%         $4,306,245
OTHER ASSETS AND
LIABILITIES (NET)                                        3.6             159,988
                                                      ------          ----------

NET ASSETS                                             100.0%         $4,466,233
                                                      ======          ==========


--------------------------------------------------------------------------------
   * Aggregate cost for Federal tax purposes is $4,044,655.
   + Non-income producing security.
   # Amount represents less than 0.1% of net assets.


                        See Notes to Financial Statements

               Munder Framlington Global Financial Services Fund
                    Portfolio of Investments, June 30, 2000
                                  (Continued)
--------------------------------------------------------------------------------

At June 30, 2000 sector diversification of the Munder Framlington Global Financial Services Fund was as follows:

                                                          % OF
                                                        NET ASSETS      VALUE
                                                        ----------      -----
COMMON STOCKS:
Banks                                                      38.1%      $1,700,040
Financial Services                                         31.4        1,400,686
Insurance                                                  19.3          863,928
Real Estate                                                 2.4          107,485
Transportation                                              0.7           31,041
                                                        -------       ----------
TOTAL COMMON STOCKS                                        91.9        4,103,180
                                                        -------       ----------
PREFERRED STOCKS                                            2.2           98,926
WARRANTS                                                    0.0#           1,139
REPURCHASE AGREEMENT                                        2.3          103,000
                                                        -------       ----------
TOTAL INVESTMENTS                                          96.4        4,306,245
OTHER ASSETS AND LIABILITIES (NET)                          3.6          159,988
                                                        -------       ----------
NET ASSETS                                                100.0%      $4,466,233
                                                        =======       ==========


-----------------------
# Amount represents less than 0.1% of net assets.

                        See Notes to Financial Statements

                        Munder Growth Opportunities Fund
                     Portfolio of Investments, June 30, 2000
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.0%
     ADVERTISING -- 1.0%
    1,700 TMP Worldwide, Inc. +                                       $  125,481
                                                                      ----------

     BANKING AND FINANCIAL SERVICES-- 5.2%
    2,450 Lehman Brothers Holdings, Inc.                                 231,678
    1,000 Marshall & Ilsley Corporation                                   41,500
    6,075 Metris Companies, Inc.                                         152,634
    4,300 Silicon Valley Bancshares +                                    183,288
    1,550 Zions Bancorp                                                   71,130
                                                                      ----------

                                                                         680,230
                                                                      ----------

     BROADCASTING-- 1.5%
    1,900 Univision Communications, Inc.,
             Class A +                                                   196,650
                                                                      ----------

     CHEMICALS -- 2.9%
    5,400 OM Group, Inc.                                                 237,600
    5,000 Spartech Corporation                                           135,000
                                                                      ----------

                                                                         372,600
                                                                      ----------

     COMMERCIAL SERVICES -- 1.7%
    4,200 Convergys Corporation +                                        217,875
                                                                      ----------

     COMPUTER HARDWARE, SOFTWARE OR
     SERVICES -- 7.3%
    6,400 Affiliated Computer Services,
             Inc. +                                                      211,600
   11,700 Concord EFS, Inc. +                                            304,200
    5,125 Fiserv, Inc. +                                                 221,656
    2,050 Intuit, Inc. +                                                  84,819
    2,800 Predictive Systems, Inc. +                                     100,625
    1,400 Universal Access, Inc. +                                        34,300
                                                                      ----------

                                                                         957,200
                                                                      ----------

     CONSTRUCTION MATERIALS -- 0.8%
    1,750 Southdown, Inc.                                                101,063
                                                                      ----------

     DIVERSIFIED -- 6.2%
    2,800 Eaton Corporation                                              187,600
    2,600 Millipore Corporation                                          195,975
   11,950 Pentair, Inc.                                                  424,225
                                                                      ----------

                                                                         807,800
                                                                      ----------

     DOMESTIC OIL -- 3.0%
    3,500 Apache Corporation                                             205,844
    6,450 Tosco Corporation                                              182,615
                                                                      ----------

                                                                         388,459



                        See Notes to Financial Statements

     DRUGS AND HEALTH CARE -- 9.5%
    2,500 Chiron Corporation +                                        $  118,750
    4,100 Enzon, Inc. +                                                  174,250
   14,200 Health Management Associates +                                 185,488
    8,875 Jones Medical Industries, Inc.                                 354,445
    1,900 Sepracor, Inc. +                                               229,187
    4,100 Stryker Corporation                                            179,375
                                                                      ----------

                                                                       1,241,495
                                                                      ----------

     ELECTRIC UTILITIES -- 5.9%
    9,100 Calpine Corporation +                                          598,325
    2,400 Dynegy, Inc., Class A                                          163,950
                                                                      ----------

                                                                         762,275
                                                                      ----------

     ELECTRICAL EQUIPMENT -- 2.7%
    4,150 American Power Conversion
             Corporation +                                               169,372
    2,150 Coherent, Inc. +                                               180,331
                                                                      ----------

                                                                         349,703
                                                                      ----------

     ELECTRONICS -- 8.1%
    7,400 Jabil Circuit, Inc. +                                          367,225
    6,450 L-3 Communications
             Holding, Inc. +                                             368,053
    2,525 Marvell Technology
             Group Ltd. +                                                143,925
    3,100 Novellus Systems, Inc. +                                       175,344
                                                                      ----------

                                                                       1,054,547
                                                                      ----------

     ENGINEERING AND CONSTRUCTION -- 1.0%
    3,850 Jacobs Engineering Group, Inc. +                               125,847
                                                                      ----------

     FOOD AND BEVERAGES -- 1.3%
    5,250 McCormick & Company, Inc.                                      170,625
                                                                      ----------

     HEALTH CARE PRODUCTS -- 2.6%
    6,700 Patterson Dental Company +                                     341,700
                                                                      ----------

     HOTELS AND RESTAURANTS -- 1.3%
    5,750 Brinker International, Inc. +                                  168,188
                                                                      ----------

     INSURANCE -- 2.8%
    4,550 Nationwide Financial
             Services, Inc.                                              149,581
    4,200 Radian Group, Inc.                                             217,350
                                                                      ----------

                                                                         366,931
                                                                      ----------


                        See Notes to Financial Statements

                        Munder Growth Opportunities Fund
                     Portfolio of Investments, June 30, 2000
                                   (Continued)
--------------------------------------------------------------------------------


SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
     OIL EQUIPMENT AND SERVICES -- 4.6%
   10,600 Hanover Compressor Company +                                $  402,800
    5,100 Precision Drilling Corporation +                               196,988
                                                                      ----------

                                                                         599,788
                                                                      ----------

     PRECISION INSTRUMENTATION-- 1.4%
    1,500 Waters Corporation +                                           187,219
                                                                      ----------

     PUBLISHING-- 1.4%
    7,900 John Wiley & Sons, Inc.,
             Class A                                                     177,750
                                                                      ----------

     RETAIL -- 7.4%
    2,600 CWD Computer Centers, Inc. +                                   162,500
    9,700 Family Dollar Stores, Inc.                                     189,756
   14,430 Intimate Brands, Inc.                                          284,992
    3,700 Starbucks Corporation +                                        141,294
    5,250 Zale Corporation +                                             191,625
                                                                      ----------

                                                                         970,167
                                                                      ----------

     SEMICONDUCTORS -- 9.0%
    2,500 Burr-Brown Corporation +                                       216,719
    5,900 Microchip Technology, Inc. +                                   343,767
    1,200 SanDisk Corporation +                                           73,425
    4,000 Vishay Intertechnology, Inc. +                                 151,750
    2,000 Vitesse Semiconductor
             Corporation +                                               147,125
    3,650 Zoran Corporation +                                            240,672
                                                                      ----------

                                                                       1,173,458
                                                                      ----------

     TELECOMMUNICATIONS-- 8.4%
    2,950 ADC Telecommunications,
             Inc. +                                                      247,431
    3,200 Alamosa PCS Holdings, Inc. +                                    66,800
    1,750 Avanex Corporation +                                           167,125
    3,900 Broadwing, Inc.                                                101,156
    5,950 Dobson Communications
             Corporation, Class A +                                      114,538
    3,200 Inet Technologies, Inc. +                                      173,600
    6,950 Nextel Partners, Inc., Class A +                               226,309
                                                                      ----------

                                                                       1,096,959
                                                                      ----------

TOTAL COMMON STOCKS
   (Cost  $10,791,731)                                                12,634,010

                        See Notes to Financial Statements

REPURCHASE AGREEMENT-- 3.0%
   (Cost  $385,000)
 $385,000 Agreement with State Street Bank and Trust Company,
          6.350% dated 06/30/2000, to be repurchased at $385,204
          on 07/03/2000, collateralized by $435,000 U.S. Treasury
          Bond, 5.250% maturing 02/15/2029
          (value $395,306)                                           $   385,000
                                                                     -----------

TOTAL INVESTMENTS
   (Cost  $11,176,731*)                                   100.0%      13,019,010
OTHER ASSETS AND
LIABILITIES (NET)                                           0.0            4,729
                                                        -------      -----------

NET ASSETS                                                100.0%     $13,023,739
                                                        =======      ===========

--------------------------------------------------------------------------------
   * Aggregate cost for Federal tax purposes is $11,178,103.
   + Non-income producing security.

                        See Notes to Financial Statements

                                The Munder Funds
               Statements of Assets and Liabilities, June 30, 2000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                                      MUNDER      MUNDER             MUNDER
                                                      FOCUS       FRAMLINGTON        GROWTH
                                                      GROWTH      GLOBAL FINANCIAL   OPPORTUNITIES
                                                      FUND        SERVICES FUND      FUND
--------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value
See accompanying schedules:
       Securities                                     $12,955,459     $ 4,203,245     $12,634,010
       Repurchase Agreements                              320,000         103,000         385,000
                                                      -----------     -----------     -----------
Total Investments                                      13,275,459       4,306,245      13,019,010
Cash                                                          843          96,591             162
Receivable for Fund shares sold                           102,063           7,500          10,598
Dividends receivable                                        3,513           5,461           4,817
Prepaid expenses                                            1,418           1,231           1,353
Interest receivable                                            56              18              68
Receivable for investment securities sold                    --           102,759            --
                                                      -----------     -----------     -----------
       Total Assets                                    13,383,352       4,519,805      13,036,008
                                                      -----------     -----------     -----------
LIABILITIES:
Payable for investment securities purchased                92,444          44,497            --
Custodian fees payable                                      8,190           5,264            --
Investment advisory fee payable                             7,915           1,453           9,255
Administration fee payable                                  2,529             595           1,047
Transfer agent fee payable                                  2,344           1,174           1,890
Accrued Trustees'/Directors' fees and expenses                137              23              45
Accrued expenses and other payables                        22,407             566              32
                                                      -----------     -----------     -----------
       Total Liabilities                                  135,966          53,572          12,269
                                                      -----------     -----------     -----------

NET ASSETS                                            $13,247,386     $ 4,466,233     $13,023,739
                                                      ===========     ===========     ===========
Investments, at cost                                  $10,538,063     $ 3,961,441     $11,176,731
                                                      ===========     ===========     ===========


                        See Notes to Financial Statements

                                The Munder Funds
               Statements of Assets and Liabilities, June 30, 2000
                                   (Continued)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                    MUNDER        MUNDER            MUNDER
                                                                    FOCUS         FRAMLINGTON       GROWTH
                                                                    GROWTH        GLOBAL FINANCIAL  OPPORTUNITIES
                                                                    FUND          SERVICES FUND     FUND
-----------------------------------------------------------------------------------------------------------------
NET ASSETS consist of:
Undistributed net investment income                              $      --        $     5,844       $      --
Accumulated net realized gain/(loss) on investments sold and
    foreign currency transactions                                    659,028          (82,639)        1,312,751
Net unrealized appreciation of investments, foreign currency
    and net other assets                                           2,737,396          343,992         1,842,279
Par value                                                                954            4,204             8,417
Paid-in capital in excess of par value                             9,850,008        4,194,832         9,860,292
                                                                 -----------      -----------       -----------
    Total Net Assets                                             $13,247,386      $ 4,466,233       $13,023,739
                                                                 ===========      ===========       ===========

NET ASSETS:
Class A Shares................................................   $   100,264      $     7,500       $    10,000
                                                                 ===========      ===========       ===========
Class Y Shares................................................   $13,147,122      $ 4,458,733       $13,013,739
                                                                 ===========      ===========       ===========

SHARES OUTSTANDING:
Class A Shares                                                         7,224              706               646
                                                                 ===========      ===========       ===========

Class Y Shares                                                       946,884          419,679           841,058
                                                                 ===========      ===========       ===========

CLASS A SHARES:
Net asset value and redemption price per share                   $     13.88      $     10.62       $     15.47
                                                                 ===========      ===========       ===========

Maximum Sales Charge                                                    5.50%            5.50%             5.50%
Maximum offering price per share                                 $     14.69      $     11.24       $     16.37
                                                                 ===========      ===========       ===========

CLASS Y SHARES:
Net asset value, offering and redemption price per share         $     13.88      $     10.62       $     15.47
                                                                 ===========      ===========       ===========


                        See Notes to Financial Statements

                                The Munder Funds
               Statements of Operations, Year Ended June 30, 2000
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                               MUNDER         MUNDER            MUNDER
                                                               FOCUS          FRAMLINGTON       GROWTH
                                                               GROWTH         GLOBAL FINANCIAL  OPPORTUNITIES
                                                               FUND           SERVICES FUND     FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                     $    13,133      $     7,977      $    22,905
Dividends (a)                                                     73,605           84,290           24,946
                                                             -----------      -----------      -----------
       Total investment income                                    86,738           92,267           47,851
                                                             -----------      -----------      -----------

EXPENSES:
Investment advisory fee                                           85,110           28,221           48,430
Custodian fees                                                    26,608           39,503           13,575
Administration fee                                                11,672            3,884            6,086
Transfer agent fee                                                 6,234            2,170            3,347
Legal and audit fees                                                 826              207              291
Trustees'/Directors' fees and expenses                               326              102              136
Registration and filing fees                                        --              1,520            6,979
Other                                                                604            1,985              465
                                                             -----------      -----------      -----------
       Total Expenses                                            131,380           77,592           79,309
Expenses reimbursed by investment advisor                           --            (30,409)          (3,256)
                                                             -----------      -----------      -----------
       Net Expenses                                              131,380           47,183           76,053
                                                             -----------      -----------      -----------
NET INVESTMENT INCOME/(LOSS)                                     (44,642)          45,084          (28,202)
                                                             -----------      -----------      -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
    ON INVESTMENTS:
Net realized gain/(loss) from:
    Security transactions                                        793,643          (47,820)       1,355,201
    Foreign currency transactions                                   --             (6,018)            --
Net change in unrealized appreciation/(depreciation) of:
    Securities                                                 1,262,977          281,600        1,481,757
    Foreign currency and net other assets                           --               (698)            --
                                                             -----------      -----------      -----------
Net realized and unrealized gain on investments                2,056,620          227,064        2,836,958
                                                             -----------      -----------      -----------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                                $ 2,011,978      $   272,148      $ 2,808,756
                                                             ===========      ===========      ===========

-------------------------
(a) Net of foreign withholding taxes of $52 and $10,308 for Munder Focus Growth Fund and Munder Framlington Global Financial Services Fund, respectively.

                        See Notes to Financial Statements

                                The Munder Funds
          Statements of Changes in Net Assets, Year Ended June 30, 2000
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                       MUNDER            MUNDER            MUNDER
                                                                       FOCUS             FRAMLINGTON       GROWTH
                                                                       GROWTH            GLOBAL FINANCIAL  OPPORTUNITIES
                                                                       FUND              SERVICES FUND     FUND
------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                           $    (44,642)     $     45,084      $    (28,202)
Net realized gain/(loss) on investments sold                                793,643           (53,838)        1,355,201
Net change in unrealized appreciation of investments                      1,262,977           280,902         1,481,757
                                                                       ------------      ------------      ------------
Net increase in net assets resulting from operations                      2,011,978           272,148         2,808,756

Distributions to shareholders from net investment income                       --             (62,820)             --
Distributions to shareholders from net realized gains                      (652,272)             --             (70,348)
Net increase/(decrease) in net assets from Fund share transactions       (1,123,033)        1,309,718         6,851,124
                                                                       ------------      ------------      ------------
Net increase in net assets                                                  236,673         1,519,046         9,589,532

NET ASSETS:
Beginning of Year                                                        13,010,713         2,947,187         3,434,207
                                                                       ------------      ------------      ------------

End of Year                                                            $ 13,247,386      $  4,466,233      $ 13,023,739
                                                                       ============      ============      ============

Undistributed net investment income                                    $       --        $      5,844      $       --
                                                                       ============      ============      ============


                        See Notes to Financial Statements

                                The Munder Funds
          Statement of Changes in Net Assets, Year Ended June 30, 1999
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                       MUNDER            MUNDER            MUNDER
                                                                       FOCUS             FRAMLINGTON       GROWTH
                                                                       GROWTH            GLOBAL FINANCIAL  OPPORTUNITIES
                                                                       FUND (A)          SERVICES FUND     FUND
------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                           $    (22,321)     $     28,436      $     (7,323)
Net realized gain/(loss) on investments sold                                663,243           (25,703)           63,575
Net change in unrealized appreciation of investments                      1,474,419            28,023           357,908
                                                                       ------------      ------------      ------------
Net increase in net assets resulting from operations                      2,115,341            30,756           414,160

Distributions to shareholders from net investment income                       --              (9,324)             (967)
Distributions to shareholders in excess of net investment income            (15,703)             --                --
Net increase in net assets from Fund share transactions                  10,911,075         1,091,433         1,448,196
                                                                       ------------      ------------      ------------
Net increase in net assets                                               13,010,713         1,112,865         1,861,389

NET ASSETS:
Beginning of Period                                                            --           1,834,322         1,572,818
                                                                       ------------      ------------      ------------

End of Period                                                          $ 13,010,713      $  2,947,187      $  3,434,207
                                                                       ============      ============      ============

Undistributed net investment income                                    $       --        $     17,179      $       --
                                                                       ============      ============      ============

-------------------------
(a)  Munder Focus Growth Fund commenced operations on November 11, 1998.



                        See Notes to Financial Statements

                          Munder Focus Growth Fund (a)
       Financial Highlights, For a Share Outstanding Throughout The Period
--------------------------------------------------------------------------------


                                                                  Y SHARES
-------------------------------------------------------------------------------------
                                                          YEAR              YEAR
                                                          ENDED             ENDED
                                                          6/30/00           6/30/99
-------------------------------------------------------------------------------------
Net asset value, beginning of period                   $       12.43    $       10.00
                                                       -------------    -------------
INCOME FROM INVESTMENT OPERATION
Net investment loss                                            (0.05)           (0.02)
Net realized and unrealized gain on investments                 2.27             2.47
                                                       -------------    -------------
Total from investment operations                                2.22             2.45
                                                       -------------    -------------
LESS DISTRIBUTIONS:
Distributions in excess of net investment income             --                 (0.02)
Distributions from net realized gains                          (0.77)         --
                                                       -------------    -------------
Total distributions                                            (0.77)           (0.02)
                                                       -------------    -------------
Net asset value, end of period                         $       13.88    $       12.43
                                                       =============    =============
TOTAL RETURN (B)                                               19.71%           24.50%
                                                       =============    =============

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $      13,247     $     13,011
Ratio of operating expenses to average net assets               1.16%            1.65%(c)
Ratio of net investment loss to average net assets             (0.40)%          (0.33)%(c)
Portfolio turnover                                               130%             107%


-------------------------
(a) Munder Focus Growth Fund Class Y shares commenced operations on November 11, 1998.
(b)  Total return represents aggregate total return for the period indicated.
(c)  Annualized.


                        See Notes to Financial Statements

              Munder Framlington Global Financial Services Fund (a)
      Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------


                                                                        Y SHARES
------------------------------------------------------------------------------------------------
                                                             YEAR         YEAR          PERIOD
                                                             ENDED        ENDED          ENDED
                                                            6/30/00      6/30/99        6/30/98
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $   10.02    $   10.19      $   10.00
                                                           ---------    ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                           0.11         0.10           0.01
Net realized and unrealized gain/(loss) on investments          0.66        (0.23)(d)       0.18
                                                           ---------    ---------      ---------
Total from investment operations                                0.77        (0.13)          0.19
                                                           ---------    ---------      ---------

LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.17)       (0.04)       --
                                                           ---------    ---------      ---------
Total distributions                                            (0.17)       (0.04)       --
                                                           ---------    ---------      ---------
Net asset value, end of period                             $   10.62    $   10.02      $   10.19
                                                           =========    =========      =========
TOTAL RETURN (B)                                                7.89%       (1.29)%         1.90%
                                                           =========    =========      =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $   4,466    $   2,947      $   1,834
Ratio of operating expenses to average net assets               1.25%        1.18%          1.14%(c)
Ratio of net investment income to average net assets            1.20%        1.16%          3.60%(c)
Portfolio turnover rate                                           65%          75%             0%
Ratio of operating expenses to average net assets
    without expenses reimbursed                                 2.06%        2.45%          1.14%(c)


-------------------------
(a) Munder Framlington Global Financial Services Fund Class Y shares commenced operations on June 24, 1998.
(b)  Total return represents aggregate total return for the period indicated.
(c)  Annualized.
(d) The amount shown at this caption for each share outstanding throughout the period may not accord with the change in aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.


                        See Notes to Financial Statements

                      Munder Growth Opportunities Fund (a)
      Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------


                                                                                Y SHARES
----------------------------------------------------------------------------------------------------------------
                                                                   YEAR            YEAR            PERIOD
                                                                   ENDED           ENDED           ENDED
                                                                  6/30/00         6/30/99         6/30/98
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $    10.85       $   10.02         $   10.00
                                                                ----------       ---------         ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                         (0.03)          (0.02)             0.01
Net realized and unrealized gain on investments                       4.87            0.85              0.01
                                                                ----------       ---------         ---------
Total from investment operations                                      4.84            0.83              0.02
                                                                ----------       ---------         ---------

LESS DISTRIBUTIONS:
Dividends from net realized capital gains                            (0.22)          (0.00)(d)       --
                                                                ----------       ---------         ---------
Total distributions                                                  (0.22)          (0.00)(d)       --
                                                                ----------       ---------         ---------
Net asset value, end of period                                  $    15.47       $   10.85         $   10.02
                                                                ==========       =========         =========
TOTAL RETURN (B)                                                     45.67%           8.44%             0.20%
                                                                ==========       =========         =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                            $   13,024       $   3,434         $   1,573
Ratio of operating expenses to average net assets                     1.18%           1.18%             1.15%(c)
Ratio of net investment income/(loss) to average net assets          (0.44)%         (0.28)%            3.18%(c)
Portfolio turnover rate                                                128%            122%                0%
Ratio of operating expenses to average net assets
     without expenses reimbursed                                      1.23%           1.66%             1.16%(c)


-------------------------
(a) Munder Growth Opportunities Fund Class Y shares commenced operations on June 24, 1998.
(b)  Total return represents aggregate total return for the period indicated.
(c)  Annualized.
(d)  Amount represents less than $0.01 per share.

                        See Notes to Financial Statements

                                The Munder Funds
                  Notes To Financial Statements, June 30, 2000
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act, as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI and Framlington consist of 18 portfolios currently in operation. Information presented in these financial statements pertains only to the equity funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the other remaining funds of MFI and the Framlington are presented in separate reports.

                MFI:
                Munder Focus Growth Fund (formerly Munder Equity Selection Fund) Munder Growth Opportunities Fund

                FRAMLINGTON:
                Munder Framlington Global Financial Services Fund


     The Funds offer five classes of shares -- Class A, Class B, Class II, Class K and Class Y Shares. Class A shares were initially issued on June 30, 2000, and accordingly have no operations or financial highlights. At June 30, 2000, Class B, Class II and Class K had not yet commenced operations. On February 14, 2000, the Munder Equity Selection Fund changed its name to the Munder Focus Growth Fund.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by Munder Capital Management (the "Advisor"), and under certain circumstances by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mean price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

     Forward Foreign Currency Exchange Contracts: The Munder Framlington Global Financial Services Fund may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the

                                The Munder Funds
                  Notes To Financial Statements, June 30, 2000
                                   (Continued)
--------------------------------------------------------------------------------


contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Foreign Currency: The books and records of the Munder Framlington Global Financial Services Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while a Fund seeks to assert its rights. The Advisor, acting under the guidelines approved by the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

     Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Funds will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income, if any, is reflected as other income in the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

     Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based on relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

     Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

     Dividends and Distributions to Shareholders: Dividends from net investment income and net realized capital gains

                                The Munder Funds
                  Notes To Financial Statements, June 30, 2000
                                   (Continued)
--------------------------------------------------------------------------------

(including net short-term capital gains), if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

     Federal Income Taxes: Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2.   INVESTMENT ADVISOR, SUB-ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

     For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, at an annual rate of 0.75%, based on the average daily net assets of the respective Fund.

     The Advisor voluntarily reimbursed certain expenses, payable by the Funds, for the year ended June 30. 2000, as follows:

                                                        EXPENSES REIMBURSED
                                                        -------------------
     Munder Framlington Global Financial Services Fund        $30,409
     Munder Growth Opportunities Fund                           3,256

     Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to the Munder Framlington Global Financial Services Fund and is responsible for the management of the Fund's portfolio, including all decisions regarding purchases and sales of foreign securities held by the Fund. For its services with regard to the Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.375% of the Fund's daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

     Comerica Inc. ("Comerica") through its wholly owned subsidiary Comerica Bank, owns approximately 95% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $2,149 for its shareholder services to the Funds for the year ended June 30, 2000.

     Each Trustee of Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFI, The Munder Funds Trust, Framlington and St. Clair Funds, Inc. The fee consists of a $35,000 annual retainer ($43,750 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended, plus out-of-pocket expenses related to such attendance at such meetings. No officer, director or employee of the Advisor, Sub-Advisor or Comerica received any compensation from MFI or Framlington.

3.   SECURITIES TRANSACTIONS

     For the year ended June 30, 2000, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

                                                          COST OF PURCHASES   PROCEEDS FROM SALES
                                                          -----------------   -------------------
     Munder Focus Growth Fund                                 $14,605,711        $16,681,984
     Munder Framlington Global Financial Services Fund          3,598,050          2,345,288
     Munder Growth Opportunities Fund                          14,563,147          8,097,757

                                The Munder Funds
                  Notes To Financial Statements, June 30, 2000
                                   (Continued)
--------------------------------------------------------------------------------


     At June 30, 2000, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                               TAX BASIS         TAX BASIS
                                                              UNREALIZED        UNREALIZED
                                                            APPRECIATION      DEPRECIATION
                                                            ------------      ------------
     Munder Focus Growth Fund                                 $2,934,430        $  202,588
     Munder Framlington Global Financial Services Fund           589,555           327,965
     Munder Growth Opportunities Fund                          2,101,722           260,820

4    COMMON STOCK

     Changes in common stock for the Funds were as follows:

                                          CLASS A
                                        PERIOD ENDED
                                           6/30/00
                                   ------------------------
     MUNDER FOCUS GROWTH FUND:      SHARES          AMOUNT
                                   --------        --------
     Sold                             7,224        $100,264
     Issued as reinvestment            --              --
     Redeemed                          --              --
                                   --------        --------
     Net increase                     7,224        $100,264
                                   ========        ========

                                               CLASS Y                                    CLASS Y
                                              YEAR ENDED                                PERIOD ENDED
                                               6/30/00                                   6/30/99 (A)
                                    ---------------------------------         ---------------------------------
     MUNDER FOCUS GROWTH FUND:          SHARES               AMOUNT              SHARES               AMOUNT
                                    ------------         ------------         ------------         ------------
     Sold                                160,144         $  2,003,078            1,242,415         $ 13,257,609
     Issued as reinvestment               59,622              640,354                1,219               13,641
     Redeemed                           (319,436)          (3,866,729)            (197,080)          (2,360,175)
                                    ------------         ------------         ------------         ------------
     Net increase (decrease)             (99,670)        $ (1,223,297)           1,046,554         $ 10,911,075
                                    ============         ============         ============         ============

(a)  The Munder Focus Growth Fund commenced operations on November 11, 1998.

                                                                CLASS A
                                                              PERIOD ENDED
                                                                6/30/00
                                                         --------------------
     MUNDER FRAMLINGTON GLOBAL FINANCIAL SERVICES        SHARES        AMOUNT
                                                         ------        ------
     FUND:
     Sold                                                   706        $7,500
     Issued as reinvestment                                --            --
     Redeemed                                              --            --
                                                         ------        ------
     Net increase                                           706        $7,500
                                                         ======        ======

                                The Munder Funds
                  Notes To Financial Statements, June 30, 2000
                                   (Continued)
--------------------------------------------------------------------------------

4    COMMON STOCK (CONTINUED)

                                                                CLASS Y                               CLASS Y
                                                              YEAR ENDED                             YEAR ENDED
                                                                6/30/00                                6/30/99
                                                    -------------------------------         -------------------------------
     MUNDER FRAMLINGTON GLOBAL FINANCIAL SERVICES
     FUND:                                             SHARES              AMOUNT              SHARES              AMOUNT
                                                    -----------         -----------         -----------         -----------
     Sold                                               164,791         $ 1,705,333             141,096         $ 1,354,330
     Issued as reinvestment                               3,239              30,949                 469               3,977
     Redeemed                                           (42,588)           (434,064)            (27,374)           (266,874)
                                                    -----------         -----------         -----------         -----------
     Net increase                                       125,442         $ 1,302,218             114,191         $ 1,091,433
                                                    ===========         ===========         ===========         ===========


                                                 CLASS A
                                               PERIOD ENDED
                                                 6/30/00
                                         ----------------------
     MUNDER GROWTH OPPORTUNITIES FUND:    SHARES         AMOUNT
                                         -------        -------
     Sold                                    646        $10,000
     Issued as reinvestment                 --             --
     Redeemed                               --             --
                                         -------        -------
     Net increase                            646        $10,000
                                         =======        =======


                                                    CLASS Y                                  CLASS Y
                                                   YEAR ENDED                              YEAR ENDED
                                                     6/30/00                                 6/30/99
                                         -------------------------------         -------------------------------
     MUNDER GROWTH OPPORTUNITIES FUND:      SHARES              AMOUNT              SHARES              AMOUNT
                                         -----------         -----------         -----------         -----------
     Sold                                    602,582         $ 7,893,145             233,089         $ 2,125,600
     Issued as reinvestment                    7,164              70,349                  92                 766
     Redeemed                                (85,083)         (1,122,370)            (73,725)           (678,170)
                                         -----------         -----------         -----------         -----------
     Net increase                            524,663         $ 6,841,124             159,456         $ 1,448,196
                                         ===========         ===========         ===========         ===========

5.   GEOGRAPHIC AND INDUSTRY CONCENTRATION

     The Munder Framlington Global Financial Services Fund intends to invest at least 65% of its total net assets in at least three different countries including the United States. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. government.

     The Munder Framlington Global Financial Services Fund primarily invests in equity securities of U.S. and foreign companies which are principally engaged in the financial services industry and companies providing services primarily within the financial services industry, and accordingly, is more susceptible to factors adversely affecting the financial services industry.

6.   INCOME TAX INFORMATION

     Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Munder Framlington Global Financial Services Funds has elected to defer net capital losses

                                The Munder Funds
                  Notes To Financial Statements, June 30, 2000
                                   (Continued)
--------------------------------------------------------------------------------

arising between November 1, 1999 and June 30, 2000 of $17,504.

7.   DISTRIBUTIONS (UNAUDITED)

     The Munder Framlington Global Financial Services Fund has designated $10,308 as a foreign tax credit and $71,994 as foreign source income for regular Federal income tax purposes.

     Of the distributions made by the Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividend received deduction available to corporate shareholders:

     Munder Focus Growth Fund           13.36 %
     Munder Growth Opportunities Fund    1.68 %

      Of the distributions paid by the Munder Focus Growth Fund from net realized gains, $17,348 has been designated as capital gains dividends for the purpose of the dividends paid deduction.

                Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors/Trustees and Shareholders of The Munder Funds, Inc.
The Munder Framlington Funds Trust


We have audited the accompanying statements of assets and liabilities of the Munder Growth Opportunities Fund and the Munder Focus Growth Fund (two of the portfolios constituting The Munder Funds, Inc.) and the Munder Framlington Global Financial Services Fund (one of the portfolios constituting The Munder Framlington Funds Trust), (collectively the "Funds") including the portfolios of investments, as of June 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above constituting The Munder Funds, Inc. and The Munder Framlington Funds Trust at June 30, 2000, the results of their operations, changes in their net assets and their financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.



                                             /s/ ERNST & YOUNG LLP

Boston, Massachusetts
August 15, 2000

BOARD OF DIRECTORS

             Charles W. Elliott, Chairman
             John Rakolta, Jr., Vice Chairman
             Thomas B. Bender
             David J. Brophy
             Joseph E. Champagne
             Thomas D. Eckert
                                                                The Munder Funds
OFFICERS
             James C. Robinson, President
             Leonard J. Barr II, Vice President
             Elyse G. Essick, Vice President
             Michael T. Monahan, Vice President
             Mary Ann Shumaker, Assistant Secretary
             Libby E. Wilson, Assistant Secretary and Treasurer
             Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR
             Munder Capital Management
             Munder Capital Center
             480 Pierce Street
             Birmingham, MI 48009

TRANSFER AGENT
             PFPC Global Fund Services
             4400 Computer Drive
             Westborough, MA 01581

ADMINISTRATOR & CUSTODIAN
             State Street Bank & Trust Company
             225 Franklin Street
             Boston, MA 02110

DISTRIBUTOR
             Funds Distributor, Inc.
             60 State Street
             Boston, MA 02109

LEGAL COUNSEL
             Dechert
             1775 Eye Street, N.W.
             Washington, D.C. 20006

INDEPENDENT AUDITORS
             Ernst & Young, LLP
             200 Clarendon Street
             Boston, MA 02116

    ANNGF&GOP&FG600

    Investment Advisor: Munder Capital Management
    Distributed by: Funds Distributor, Inc.                         [UNION LOGO]